                                          Registration Nos. 333-141019/811-22024
                                                                  Preferred Plus

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-4

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                         Post-Effective Amendment No. 10

                                     and/or

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                                Amendment No. 25

                   COMMONWEALTH ANNUITY SEPARATE ACCOUNT A OF
                 COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
                           (Exact Name of Registrant)

                 COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
                               (Name of Depositor)

                          132 Turnpike Road, Suite 210
                        Southborough, Massachusetts 01772
                            Telephone: (508) 460-2400
               (Address of Depositor's Principal Executive Office)

                          132 Turnpike Road, Suite 210
                        Southborough, Massachusetts 01772
                            Telephone: (508) 460-2400
               (Address of Depositor's Principal Executive Office)

          Sarah M. Patterson, Vice President, Assistant General Counsel
                and Assistant Secretary Commonwealth Annuity and
                             Life Insurance Company
                          132 Turnpike Road, Suite 210
                        Southborough, Massachusetts 01772
                            Telephone: (860) 325-1538
               (Name and Address of Agent for Service of Process)

It is proposed that this filing will become effective:

| | immediately upon filing pursuant to paragraph (b) of Rule 485
|X| on May 1, 2015 pursuant to paragraph (b) of Rule 485
| | 60 days after filing pursuant to paragraph (a)(1) of Rule 485
| | on (date) pursuant to paragraph (a)(1) of Rule 485
| | this post-effective amendment designates a new effective date for a previously filed post-effective amendment

                           VARIABLE ANNUITY CONTRACTS

Pursuant to Reg. Section 270.24f 2 of the Investment Company Act of 1940 ("1940 Act"), Registrant has registered an indefinite amount of its securities under the Securities Act of 1933 ("1933 Act"). The Rule 24f-2 Notice for the issuer's fiscal year ended December 31, 2014 and was filed before March 30, 2015.
                               PROSPECTUS FOR
                FLEXIBLE PREMIUM FIXED AND VARIABLE DEFERRED
                              ANNUITY CONTRACTS
             --------------------



                   COMMONWEALTH ANNUITY SEPARATE ACCOUNT A
             --------------------



                   CWA VA PREFERRED PLUS VARIABLE ANNUITY
                                  ISSUED BY
               COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY

                 HOME OFFICE:                              SERVICE CENTER MAILING ADDRESS:
           132 Turnpike Road, Suite                              210 P.O. Box 758550
            Southborough, MA 01772                            Topeka, Kansas 66675-8550
                1-866-297-7531                                     1-800-457-8803

This Prospectus describes flexible premium fixed and variable deferred annuity contracts (the "Contract") issued by Commonwealth Annuity and Life Insurance Company ("we" "Company" or "Commonwealth Annuity"). The Contract is designed to provide annuity benefits for retirement which may or may not qualify for certain federal tax advantages. This Prospectus describes both Qualified Contracts and Non-Qualified Contracts, and the Contract may be purchased by natural persons, or by trusts or custodial accounts that hold the Contract as agent for and for the sole benefit of a natural person. The Contract is not available for sale to other types of purchasers without our prior approval. INVESTING IN THE CONTRACT INVOLVES RISKS, INCLUDING POSSIBLE LOSS OF SOME OR ALL OF YOUR INVESTMENT. REPLACING YOUR EXISTING ANNUITY OR LIFE INSURANCE POLICY WITH THE CONTRACT MAY NOT BE TO YOUR ADVANTAGE. In order for a Contract to be issued, the application for the Contract, any other necessary information necessary to establish a Contract, and the initial purchase payment must be received at our Service Center before any proposed Owner or any proposed Annuitant has attained age 80.

This is a bonus annuity. The overall expenses for the Contract may be higher than the expenses for a similar contract that does not credit a Purchase Payment Bonus ("PPB"). The PPB is paid for with higher withdrawal charges and higher mortality and expense risk charges. Over time, the value of the PPB could be more than offset by these charges. We offer other variable annuities with lower fees. You should carefully consider whether or not this Contract is the best product for you.

THE CONTRACTS ARE NOT INSURED BY THE FDIC. THEY ARE OBLIGATIONS OF THE ISSUING INSURANCE COMPANY AND NOT A DEPOSIT OF, OR GUARANTEED BY, ANY BANK OR SAVINGS INSTITUTION AND ARE SUBJECT TO RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.


THIS PROSPECTUS CONTAINS IMPORTANT INFORMATION ABOUT THE CONTRACTS THAT YOU SHOULD KNOW BEFORE INVESTING. YOU SHOULD READ IT BEFORE INVESTING AND KEEP IT FOR FUTURE REFERENCE. WE HAVE FILED A STATEMENT OF ADDITIONAL INFORMATION ("SAI") WITH THE SECURITIES AND EXCHANGE COMMISSION. THE CURRENT SAI HAS THE SAME DATE AS THIS PROSPECTUS AND IS INCORPORATED BY REFERENCE IN THIS PROSPECTUS. YOU MAY OBTAIN A FREE COPY BY WRITING US AT OUR SERVICE CENTER OR CALLING 1-800-457-8803. A TABLE OF CONTENTS FOR THE SAI APPEARS ON PAGE 3 OF THIS PROSPECTUS. YOU MAY ALSO FIND THIS PROSPECTUS AND OTHER INFORMATION ABOUT THE SEPARATE ACCOUNT REQUIRED TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ("SEC") AT THE SEC'S WEB SITE AT HTTP://WWW.SEC.GOV.


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.




                       PROSPECTUS DATED MAY 1, 2015

You may allocate Purchase Payments and/or transfer Contract Value to the Fixed Account or to one or more of the variable Investment Options, each of which is a Subaccount of the Commonwealth Annuity Separate Account A. Currently, you may choose among Subaccounts that invest in the following Insurance Funds (certain funds may not be available in all states):


GOLDMAN SACHS VARIABLE INSURANCE TRUST            - Fidelity VIP Freedom 2025 Portfolio
(SERVICE SHARES)                                  - Fidelity VIP Freedom 2030 Portfolio
- Goldman Sachs VIT Core Fixed Income Fund        - Fidelity VIP Freedom 2035 Portfolio
- Goldman Sachs VIT Equity Index Fund             - Fidelity VIP Freedom 2040 Portfolio
- Goldman Sachs VIT Global Trends Allocation      - Fidelity VIP Freedom 2045 Portfolio
  Fund                                            - Fidelity VIP Freedom 2050 Portfolio
- Goldman Sachs VIT Growth Opportunities          - Fidelity VIP Growth Opportunities Portfolio
  Fund                                            - Fidelity VIP Index 500 Portfolio
- Goldman Sachs VIT High Quality Floating Rate    - Fidelity VIP Mid Cap Portfolio
  Fund                                            - Fidelity VIP Overseas Portfolio
- Goldman Sachs VIT Large Cap Value Fund          - Fidelity VIP Strategic Income Portfolio
- Goldman Sachs VIT Mid Cap Value Fund            FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS
- Goldman Sachs VIT Money Market Fund             TRUST (CLASS 2)
- Goldman Sachs VIT Strategic Growth Fund         - Franklin Income VIP Fund
- Goldman Sachs VIT Strategic International       - Franklin Small Cap Value VIP Fund
  Equity Fund                                     - Franklin Mutual Global Discovery VIP Fund
- Goldman Sachs VIT Small Cap Equity Insights     - Franklin Mutual Shares VIP Fund
  Fund                                            - Templeton Growth VIP Fund
- Goldman Sachs VIT U.S. Equity Insights Fund     JANUS ASPEN SERIES (SERVICE SHARES)
AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE    - Janus Aspen Enterprise Portfolio
INSURANCE FUNDS) (SERIES II SHARES)               - Janus Aspen Forty Portfolio
- Invesco V.I. American Franchise Fund            - Janus Aspen Perkins Mid Cap Value Portfolio
- Invesco V.I. Core Equity Fund                   MFS(R) VARIABLE INSURANCE TRUST (SERVICE CLASS)
- Invesco V.I. Global Health Care Fund            - MFS(R) New Discovery Series
- Invesco V.I. Mid Cap Core Equity Fund           - MFS(R) Utilities Series
AB VARIABLE PRODUCTS SERIES FUND, INC. (CLASS B)  OPPENHEIMER VARIABLE ACCOUNT FUNDS (SERVICE
- AB VPS Intermediate Bond Portfolio              SHARES)
- AB VPS International Value Portfolio            - Oppenheimer Conservative Balanced Fund/VA
- AB VPS Small/Mid Cap Value Portfolio            - Oppenheimer Global Fund/VA
FIDELITY VARIABLE INSURANCE PRODUCTS FUNDS        - Oppenheimer Global Strategic Income Fund/VA
(SERVICE CLASS 2)                                 - Oppenheimer Main Street Small Cap Fund(R) /VA
- Fidelity VIP Contrafund(R) Portfolio            PIONEER VARIABLE CONTRACTS TRUST (CLASS I)
- Fidelity VIP Disciplined Small Cap Portfolio    - Pioneer Select Mid Cap Growth VCT Portfolio
- Fidelity VIP Equity-Income Portfolio            PIONEER VARIABLE CONTRACTS TRUST (CLASS II)
- Fidelity VIP Freedom Income Portfolio           - Pioneer Disciplined Value VCT Portfolio
- Fidelity VIP Freedom 2005 Portfolio             - Pioneer Emerging Markets VCT Portfolio
- Fidelity VIP Freedom 2010 Portfolio             - Pioneer Mid Cap Value VCT Portfolio
- Fidelity VIP Freedom 2015 Portfolio
- Fidelity VIP Freedom 2020 Portfolio


Effective January 31, 2013, the AllianceBernstein VPS Small Cap Growth Portfolio was closed to new money.

In addition, Qualified Contracts also may choose among Subaccounts that invest in the following Publicly-Available Funds:

     -  Goldman Sachs Balanced Strategy Portfolio (Class A)

     -  Goldman Sachs Equity Growth Strategy Portfolio (Class A)

     -  Goldman Sachs Growth and Income Strategy Portfolio (Class A)

     -  Goldman Sachs Growth Strategy Portfolio (Class A)

     -  Goldman Sachs International Real Estate Securities Fund (Class A)

     -  Goldman Sachs Real Estate Securities Fund (Class A)

     -  Goldman Sachs Technology Tollkeeper Fund (Class A)

Many of the Publicly-Available Funds are also available for direct purchase outside of an annuity or life insurance policy. If you purchase shares of these funds directly from a broker-dealer or mutual fund company, you will not pay Contract fees or charges, but you also will not have Annuity Options available. Because of the additional Contract fees and charges, which affect Contract Value and Subaccount returns, you should refer only to performance information regarding the Publicly-Available Funds available through us, rather than to information that may be available through alternate sources.

NOTE: If you elected the GLWB Rider prior to its discontinuance on June 1, 2009, we will restrict the Investment Options to which you may allocate Purchase Payments and transfer Contract Value. You may only allocate your Purchase Payments and transfer your Contract Value among the following Investment Options:

     -  Goldman Sachs Balanced Strategy Portfolio (Class A)

     -  Goldman Sachs Growth and Income Strategy Portfolio (Class A)

     -  Goldman Sachs Growth Strategy Portfolio (Class A)

     -  Goldman Sachs VIT Money Market Fund (Service Shares)

If you elected the GLWB Rider, you may not allocate any portion of your Purchase Payments or Contract Value to any Investment Option not listed above. You may not allocate Purchase Payments or transfer Contract Value to the Fixed Account. We reserve the right to impose additional restrictions on Investment Options at any time. (See APPENDIX D--GUARANTEED LIFETIME WITHDRAWAL BENEFIT ("GLWB") RIDER.)

You may contact our Service Office at 1-800-457-8803 to request prospectuses for any of the underlying funds that are available as investment options under your Contract.

                                       TABLE OF CONTENTS

                                                                                                   PAGE
                                                                                                 ------
DEFINITIONS.....................................................................................      4
SUMMARY OF EXPENSES.............................................................................      7
DISTRIBUTION COSTS..............................................................................     10
SUMMARY.........................................................................................     11
COMMONWEALTH ANNUITY, THE SEPARATE ACCOUNT AND THE FUNDS........................................     14
THE CONTRACTS...................................................................................     26
  A.    GENERAL INFORMATION.....................................................................     26
       1.    Purchase Payments..................................................................     26
       2.    Free Look Period...................................................................     27
       3.    Owners, Annuitants, and Beneficiaries..............................................     27
       4.    Assignment.........................................................................     28
  B.    PURCHASE PAYMENT BONUS..................................................................     29
  C.    LIMITATIONS ON YOUR PURCHASE PAYMENT BONUS..............................................     29
  D.    THE ACCUMULATION PERIOD.................................................................     29
       1.    Application of Purchase Payments...................................................     29
       2.    Accumulation Unit Value............................................................     30
       3.    Contract Value.....................................................................     31
       4.    Transfers During The Accumulation Period...........................................     31
       5.    Disruptive Trading.................................................................     33
       6.    Withdrawals and Surrenders During The Accumulation Period..........................     35
       7.    Death Benefits.....................................................................     36
       8.    Loans..............................................................................     41
       9.    Telephone and Facsimile Transactions...............................................     42
CONTRACT CHARGES AND EXPENSES...................................................................     43
  A.    ASSET-BASED CHARGES.....................................................................     43
  B.    CONTRACT FEE............................................................................     44
  C.    WITHDRAWAL CHARGE.......................................................................     44
  D.    COMMUTATION CHARGE......................................................................     50
  E.    INVESTMENT MANAGEMENT FEES AND OTHER EXPENSES...........................................     50
  F.    STATE PREMIUM TAXES.....................................................................     51
  G.    REDUCTION OR ELIMINATION OF CERTAIN CHARGES.............................................     51
THE ANNUITY PERIOD..............................................................................     52
PAYMENTS TO CONTRACT OWNERS.....................................................................     58
FEDERAL TAX MATTERS.............................................................................     59
  A.    INTRODUCTION............................................................................     59
  B.    OUR TAX STATUS..........................................................................     59
  C.    TAXATION OF ANNUITIES IN GENERAL........................................................     59
  D.    QUALIFIED PLANS.........................................................................     63
  E.    FEDERAL INCOME TAX WITHHOLDING..........................................................     66
  F.    OTHER TAX ISSUES........................................................................     67
  G.    SPECIAL TAX CONSIDERATIONS FOR OPTIONAL BENEFITS........................................     68
DISTRIBUTION OF CONTRACTS.......................................................................     69
VOTING RIGHTS...................................................................................     70
REPORTS TO CONTRACT OWNERS AND INQUIRIES........................................................     70
DOLLAR COST AVERAGING...........................................................................     71
AUTOMATIC ASSET REBALANCING.....................................................................     72
SYSTEMATIC WITHDRAWAL PLAN......................................................................     72
SPECIAL CONSIDERATIONS..........................................................................     73

                                                                                     PAGE
                                                                                    -----
LEGAL PROCEEDINGS..................................................................    73
FINANCIAL STATEMENTS...............................................................    73
APPENDIX A--MORE INFORMATION ABOUT THE FIXED ACCOUNT...............................   A-1
APPENDIX B--COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
  DEFERRED FIXED AND VARIABLE ANNUITY IRA, ROTH IRA AND SIMPLE IRA
  DISCLOSURE STATEMENT.............................................................   B-1
APPENDIX C--CONDENSED FINANCIAL INFORMATION........................................   C-1
APPENDIX D--GUARANTEED LIFETIME WITH DRAWAL BENEFIT ("GLWB") RIDER.................   D-1


             TABLE OF CONTENTS--STATEMENT OF ADDITIONAL INFORMATION

GENERAL INFORMATION AND HISTORY......................................................................     2
SERVICES TO THE SEPARATE ACCOUNT.....................................................................     2
STATE PREMIUM TAX CHART..............................................................................     3
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM........................................................     3
EXPERTS..............................................................................................     3
FINANCIAL STATEMENTS.................................................................................     3
FINANCIAL STATEMENTS OF COMMONWEALTH ANNUITY AND LIFE INSURANCE
   COMPANY AND SEPARATE ACCOUNT A....................................................................   F-1

Please read the Statement of Additional Information in conjunction with this Prospectus.

                                 DEFINITIONS

The following terms as used in this Prospectus have the indicated meanings:

ACCUMULATION PERIOD:    The period between the Date of Issue of a Contract and
the Annuity Date.

ACCUMULATION UNIT:    A unit of measurement used to determine the value of each
Subaccount during the Accumulation Period. Each Subaccount will have an Accumulation Unit for each combination of charges.

ANNUITANT:    The person(s) during whose lifetime the annuity is to be paid.
When two people are named as joint Annuitants, the term "Annuitant" means the joint Annuitants or the survivor.

ANNUITY DATE:    The Valuation Date on which annuity payments are to commence.
Subject to state variation, the Annuity Date may not be after the Valuation Date on or next following the later of the original older Owner's or Annuitant's 90th birthday.

ANNUITY OPTION:    One of several forms in which annuity payments can be
made.

ANNUITY PERIOD:    The period starting on the Annuity Date during which we make annuity payments to you.

ANNUITY UNIT:    A unit of measurement used to determine the amount of Variable
Annuity payments after the first payment.

BENEFICIARY:    The person designated to receive any benefits under a Contract upon your death. (see Primary Beneficiary and Contingent Beneficiary).

CODE:    The Internal Revenue Code of 1986, as amended.

COMPANY ("WE", "US", "OUR", "COMMONWEALTH ANNUITY"):    Commonwealth Annuity
and Life Insurance Company.

CONTINGENT BENEFICIARY:    The person designated to receive any benefits under
a Contract upon your death should all Primary Beneficiaries predecease you. In the event that a Contingent Beneficiary predeceases you, the benefits will be distributed pro rata to the surviving Contingent Beneficiaries. If there are no surviving Contingent Beneficiaries, the benefits will be paid to your estate (see Beneficiary and Primary Beneficiary).

CONTRACT:    A Flexible Premium Fixed and Variable Deferred Annuity Contract.

CONTRACT ANNIVERSARY:    The same date each year as the Date of Issue. If there
is no Valuation Date in a year that coincides with the Date of Issue, the Contract Anniversary is the next Valuation Date.

CONTRACT VALUE:    The sum of your Fixed Account Contract Value and Separate
Account Contract Value.

CONTRACT YEAR:    A period of twelve consecutive months starting on the Date of
Issue or on any Contract Anniversary.

CONTRIBUTION YEAR:    Each Contract Year in which a Purchase Payment is made
and each later year measured from the start of the Contract Year when the Purchase Payment was made. We only refer to Contribution Years for purposes of calculating the withdrawal charge. For example, if you make an initial Purchase Payment of $15,000 and then during the fourth Contract Year you make an additional Purchase Payment of $10,000, the fifth Contract Year will be the fifth Contribution Year with respect to the initial Purchase Payment (and the PPB and earnings attributable to that Purchase Payment and PPB) and the second Contribution Year with respect to the $10,000 Purchase Payment (and the PPB and earnings attributable to that Purchase Payment and PPB).

DATE OF ISSUE:    The date on which the first Contract Year commences.

DEBT:    The principal of any outstanding loan from the Fixed Account Contract
Value, plus any accrued interest.

FIXED ACCOUNT:    A portion of a Contract that is supported by the assets of our General Account. We guarantee a minimum rate of interest on Purchase Payments (and corresponding PPBs) allocated and Contract Value transferred to the Fixed Account.

FIXED ACCOUNT CONTRACT VALUE:    The value of your interest in the Fixed
Account.

FIXED ANNUITY:    An annuity under which we guarantee the amount of each
annuity payment; it does not vary with the investment experience of a Subaccount.

FREE WITHDRAWAL AMOUNT:    The guaranteed amount you may withdraw each Contract
Year without incurring a withdrawal charge.

FUND OR FUNDS:    An investment company or separate series thereof, in which
Subaccounts of the Separate Account invest.

GENERAL ACCOUNT:    All our assets other than those allocated to any legally
segregated separate account.

INVESTMENT OPTION:    The Subaccounts and the Fixed Account available under the
Contract for allocation of Purchase Payments and/or transfers of Contract
Value.

MONTHIVERSARY:    The same date each month as the Date of Issue. If the Date of
Issue falls on the 29th, 30th, or 31st and there is no corresponding date in a subsequent month, the Monthiversary will be the last date of that month. If there is no Valuation Date in the calendar month that coincides with the Date of Issue, the Monthiversary is the next Valuation Date.

NON-QUALIFIED CONTRACT:    A Contract which does not receive favorable tax
treatment under Section 401, 403, 408, 408A or 457 of the Code.

OWNER ("CONTRACT OWNER", "YOU", "YOUR", "YOURS"):    The person designated in
the Contract as having the privileges of Ownership. The Contract may be owned by natural persons, or by trusts or custodial accounts that hold the Contract as agent for and for the sole benefit of a natural person. When two people are named as joint Owners, the term "Owner" means the joint Owners or the survivor. Joint Owners are not permitted if the Contract is owned by a non-natural person.

PRIMARY BENEFICIARY:    The person designated to receive any benefits under a
Contract upon your death. In the event that a Primary Beneficiary predeceases you, the benefits will be distributed pro rata to the surviving Primary Beneficiaries. In the event that all Primary Beneficiaries predecease you, proceeds will be paid to the surviving Contingent Beneficiaries (see Beneficiary and Contingent Beneficiary).

PURCHASE PAYMENTS:    The dollar amount we receive in U.S. currency to buy the
benefits the Contract provides. Purchase Payments do not include corresponding Purchase Payment Bonuses.

PURCHASE PAYMENT BONUS ("PPB"):    An additional amount we credit to your
Contract Value with each Purchase Payment you make. Purchase Payment Bonuses are not part of your Purchase Payments.

QUALIFIED CONTRACT:    A Contract issued in connection with a retirement plan
which receives favorable tax treatment under Sections 401, 403, 408, 408A or 457 of the Code.

SEPARATE ACCOUNT:    Commonwealth Annuity Separate Account A.

SEPARATE ACCOUNT CONTRACT VALUE:    The sum of your interests in the
Subaccount(s).

SERVICE CENTER:    Se(2), LLC (an affiliate of Security Distributors, Inc.) and its affiliates (collectively, "se(2)") provide administrative, accounting, and other services to the Company. The principal administrative offices of se(2) are located at One Security Benefit Place, Topeka, KS 66675, telephone 1-800-457-8803.


SUBACCOUNTS:    The subdivisions of the Separate Account, the assets of which consist solely of shares of the corresponding Fund.

VALUATION DATE:    Each day when the New York Stock Exchange is open for
trading. The close of business on each Valuation Date is generally 3:00 p.m. Central time.

VALUATION PERIOD:    The interval of time between two consecutive Valuation
Dates.

VARIABLE ANNUITY:    An annuity with payments varying in amount in accordance
with the investment experience of the Subaccount(s) in which you have an interest.

WITHDRAWAL VALUE:    The amount you will receive upon full surrender or the
amount applied upon annuitization of the Contract. It is equal to the Contract Value minus Debt, any applicable withdrawal charge, premium taxes, and minus any applicable contract fee and pro rata portion of the GLWB Rider charge (if you purchased the GLWB rider prior to its discontinuance on June 1, 2009). Federal and state income taxes and penalty taxes also may reduce the amount you receive if you surrender the Contract.

                             SUMMARY OF EXPENSES

THE FOLLOWING TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU WILL PAY WHEN BUYING, OWNING, AND SURRENDERING THE CONTRACT. THE FIRST TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY AT THE TIME THAT YOU BUY THE CONTRACT, SURRENDER THE CONTRACT, OR TRANSFER CONTRACT VALUE AMONG INVESTMENT OPTIONS.



                   CONTRACT OWNER TRANSACTION EXPENSES(1)

         Sales Load Imposed on Purchase Payments.................            None

         Maximum Withdrawal Charge(2)
           (as a percentage of Purchase Payments (and PPBs and
           earnings attributable to Purchase Payments and PPBs)
           withdrawn, surrendered, or annuitized):...............             8%

         Qualified Plan Loan Interest Rate Charged:(3)...........            5.50%

         State Premium Taxes(4)..................................         0% to 3.50%


           -------------------
           (1) During the Annuity Period, we deduct a commutation charge if you request a lump sum payment with respect to: 1) any remaining annuity payments in the certain period under Annuity Options 1, 3, or 5 upon the death of an Annuitant; or 2) any remaining annuity payments under Annuity Option 1. Please see "COMMUTATION CHARGE."

           (2) In certain circumstances we may reduce or waive the withdrawal charge. In addition, a Contract Owner may withdraw the Free Withdrawal Amount each Contract Year without incurring a withdrawal charge. If you withdraw more than the Free Withdrawal Amount, we may impose a withdrawal charge on the excess. We impose a withdrawal charge on the withdrawal of each Purchase Payment (and PPB and earnings attributable to that Purchase Payment and PPB) made within the previous 8 Contribution Years, as follows:


              CONTRIBUTION YEAR                                     WITHDRAWAL CHARGE
              ----------------------------------------------------  -----------------
              First...............................................                 8%
              Second..............................................                 8%
              Third...............................................                 7%
              Fourth..............................................                 6%
              Fifth...............................................                 5%
              Sixth...............................................                 4%
              Seventh.............................................                 3%
              Eighth..............................................                 2%
              Ninth+..............................................                 0%

               Total withdrawal charges assessed under a Contract will never exceed 9% of the total Purchase Payments (not including PPBs) made under the Contract. For purposes of calculating the withdrawal charge on partial withdrawals and surrenders, we assume that amounts are withdrawn from Purchase Payments in the chronological order in which they were received. For more information on the withdrawal charge, including an example of how we calculate the withdrawal charge, see "WITHDRAWAL CHARGE."


           (3) Loans are only available under certain qualified plans. The loan interest rate charged varies if the plan is subject to the Employee Retirement Income Security Act of 1974 ("ERISA"). For such plans, the loan interest rate charged is based on the Moody's Corporate Bond Yield Average--Monthly Average Corporates, rounded to the nearest 0.25%. While a loan is outstanding, we will credit the value securing the loan with interest at the daily equivalent of the annual loan interest rate charged reduced by 2.5%, instead of the current interest rate credited to the Fixed Account. However, this rate will never be lower than the minimum guaranteed Fixed Account interest rate (See "LOANS").


           (4) For a discussion of state premium taxes, please see "STATE PREMIUM TAXES".

THE NEXT TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT, NOT INCLUDING FUND FEES AND EXPENSES.


                              PERIODIC EXPENSES


          ANNUAL CONTRACT FEE (DEDUCTED FROM CONTRACT VALUE)(5)...........................  $ 30.00

          Separate Account Annual Expenses (as a percentage of Separate Account
            Contract Value)
               Mortality and Expense Risk Charge..........................................     1.35%
               Administration Charge......................................................     0.15%
                                                                                            --------
               Total Separate Account Annual Expenses without the Step-Up Death
                 Benefit Rider............................................................     1.50%
                                                                                            ========
               Optional Step-Up Death Benefit Rider Charge(6).............................     0.20%
                                                                                            --------
               Total Separate Account Annual Expenses including Step-Up Death
                 Benefit Rider............................................................     1.70%
                                                                                            ========
          ADDITIONAL RIDER CHARGES:
          Guaranteed Lifetime Withdrawal Benefit (GLWB) Rider
            (as a percentage of the Lifetime Income Base):
            GLWB Plus For One(7)
               Maximum Charge:............................................................     1.00%
               Current Charge:............................................................     0.50%
            GLWB Plus For Two(8)
               Maximum Charge:............................................................     1.50%
               Current Charge:............................................................     0.75%


           ----------------
           (5) We will waive this fee for Contracts with Contract Value of $50,000 or more as of the Valuation Date we would otherwise deduct the fee. We assess the contract fee at the end of each calendar quarter and upon surrender or annuitization.

           (6) The Optional Step-Up Death Benefit Rider Charge does not apply to amounts allocated to the Fixed Account.

           (7) We reserve the right to increase the charge to a maximum of 1.00% on an annual basis if we Step-Up the Lifetime Income Base to equal the Contract Value. We discontinued offering the GLWB Rider on June 1, 2009. See APPENDIX D GUARANTEED LIFETIME WITHDRAWAL BENEFIT ("GLWB") RIDER.

           (8) WE RESERVE THE RIGHT TO INCREASE THE CHARGE TO A MAXIMUM OF 1.50% ON AN ANNUAL BASIS IF WE STEP-UP THE LIFETIME INCOME BASE TO EQUAL THE CONTRACT VALUE. WE DISCONTINUED OFFERING THE GLWB RIDER ON JUNE 1, 2009. SEE APPENDIX D--GUARANTEED LIFETIME WITHDRAWAL BENEFIT ("GLWB") RIDER.

                       ANNUAL FUND OPERATING EXPENSES


THE NEXT TABLE SHOWS THE LOWEST AND HIGHEST TOTAL OPERATING EXPENSES CHARGED BY THE FUNDS FOR THE YEAR ENDED DECEMBER 31, 2014 THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT. CURRENT AND FUTURE EXPENSES COULD BE HIGHER OR LOWER THAN THOSE SHOWN IN THE FOLLOWING TABLE. MORE DETAIL CONCERNING EACH FUND'S FEES AND EXPENSES IS CONTAINED IN THE PROSPECTUS FOR EACH FUND.




TOTAL ANNUAL FUND OPERATING EXPENSES                     MINIMUM                            MAXIMUM
---------------------------------------        ---------------------------       ---------------------------
Expenses that are deducted from Fund            Annual charge of 0.35% of          Annual charge of 1.87% of
assets, including management fees,              average daily net assets           average daily net assets
distribution and/or service (12b-1)
fees and other expenses.



THE FUND'S INVESTMENT MANAGER OR ADVISER PROVIDED THE ABOVE EXPENSES FOR THE FUNDS. WE HAVE NOT INDEPENDENTLY VERIFIED THE ACCURACY OF THE INFORMATION.



                                  EXAMPLES

THESE EXAMPLES ARE INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THE CONTRACT WITH THE COST OF INVESTING IN OTHER VARIABLE ANNUITY CONTRACTS. THESE COSTS INCLUDE CONTRACT OWNER TRANSACTION EXPENSES, CONTRACT FEES, SEPARATE ACCOUNT ANNUAL EXPENSES, AND FUND FEES AND EXPENSES.


WITH GLWB RIDER

EXAMPLE I.    This Example assumes that you invest $10,000 in the Contract for the time periods indicated and that you elected the Step-Up Death Benefit Rider and the GLWB Plus For Two Rider prior to its discontinuance on June 1, 2009 (at the maximum charges). If these features were not elected, the expense figures shown below would be lower. The Example also assumes that your investment has a 5% return each year and assumes the maximum fees and expenses of any of the Funds prior to any fee (at the maximum charge) waivers or expense reimbursements. If these arrangements were considered, the expenses shown would be lower.

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

IF YOU SURRENDER YOUR CONTRACT AT THE END OF THE APPLICABLE PERIOD:



                                  1 YEAR   3 YEARS  5 YEARS  10 YEARS
                                  -------  -------  -------  --------
                                  $1,298   $2,318   $3,268    $5,742


IF YOU ANNUITIZE YOUR CONTRACT AT THE END OF THE APPLICABLE PERIOD UNDER ANNUITY OPTION 2, 3, 4, OR 5, OR UNDER ANNUITY OPTION 1 FOR A PERIOD OF 10 YEARS OF MORE:



                                  1 YEAR    3 YEARS   5 YEARS  10 YEARS
                                  -------  --------  --------  --------
                                   $552     $1,672    $2,813    $5,742


IF YOU ANNUITIZE YOUR CONTRACT AT THE END OF THE APPLICABLE PERIOD UNDER ANNUITY OPTION 1 FOR A PERIOD OF LESS THAN 10 YEARS:



                                  1 YEAR   3 YEARS  5 YEARS  10 YEARS
                                  -------  -------  -------  --------
                                  $1,298   $2,318   $3,268    $5,742


IF YOU DO NOT SURRENDER YOUR CONTRACT AT THE END OF THE APPLICABLE PERIOD:



                                  1 YEAR   3 YEARS  5 YEARS  10 YEARS
                                  -------  -------  -------  --------
                                   $552    $1,672   $2,813    $5,742


WITHOUT GLWB RIDER

EXAMPLE II.    This Example assumes that you invest $10,000 in the Contract for the time periods indicated and that your Contract includes the Step-Up Death Benefit Rider If this feature is not elected, the expense figures shown below would be lower. The Example also assumes that your investment has a 5% return each year and assumes the maximum fees and expenses of any of the Funds prior to any fee (at the maximum charge) waivers or expense reimbursements. If these arrangements were considered, the expenses shown would be lower.

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

IF YOU SURRENDER YOUR CONTRACT AT THE END OF THE APPLICABLE PERIOD:



                                  1 YEAR   3 YEARS  5 YEARS  10 YEARS
                                  -------  -------  -------  --------
                                  $1,156   $1,884   $2,525    $4,168


IF YOU ANNUITIZE YOUR CONTRACT AT THE END OF THE APPLICABLE PERIOD UNDER ANNUITY OPTION 2,3, 4, OR 5, OR UNDER ANNUITY OPTION 1 FOR A PERIOD OF 10 YEARS OF MORE:



                                  1 YEAR   3 YEARS  5 YEARS  10 YEARS
                                  -------  -------  -------  --------
                                   $398    $1,206   $2,031    $4,168


IF YOU ANNUITIZE YOUR CONTRACT AT THE END OF THE APPLICABLE PERIOD UNDER ANNUITY OPTION 1 FOR A PERIOD OF LESS THAN 10 YEARS:



                                  1 YEAR   3 YEARS  5 YEARS  10 YEARS
                                  -------  -------  -------  --------
                                  $1,156   $1,884   $2,525    $4,168


IF YOU DO NOT SURRENDER YOUR CONTRACT AT THE END OF THE APPLICABLE PERIOD:



                                  1 YEAR   3 YEARS  5 YEARS  10 YEARS
                                  -------  -------  -------  --------
                                   $398    $1,206   $2,031    $4,168


                                    * * *

The fee table and Examples should not be considered a representation of past or future expenses and charges of the Subaccounts. Your actual expenses may be greater or less than those shown. The Examples assume no transfers were made and do not include the deduction of state premium taxes, which may be assessed before or upon surrender or annuitization or any taxes or penalties you may be required to pay if you surrender the Contract. Similarly, the 5% annual rate of return assumed in the Example is not intended to be representative of past or future performance of any Subaccount


                             DISTRIBUTION COSTS

For information concerning the compensation we pay for sales of the Contract, see "DISTRIBUTION OF CONTRACTS."

                                   SUMMARY

The summary does not contain all information that may be important. Please read the entire Prospectus and the Contract before deciding to invest. States may require variations to the Contract. If a state variation applies, it will appear in the Contract, an endorsement to the Contract, or a supplement to this Prospectus. Although there may be state variations to the Contract, this prospectus discloses all the material features and benefits under the Contract.

                                    * * *

NOTE: Effective June 1, 2009, we stopped offering the optional Guaranteed Lifetime Withdrawal Benefit ("GLWB") Rider with Contracts issued on or after that date. This does not affect GLWB Riders issued prior to June 1, 2009. For more information about the GLWB Rider, see APPENDIX C--GUARANTEED LIFETIME WITHDRAWAL BENEFIT ("GLWB") RIDER.

The Contract provides for tax-deferred investments and annuity benefits. Both Qualified Contracts and Non-Qualified Contracts are described in this Prospectus. Currently, the Contracts may be purchased in connection with retirement plans qualifying either under Section 401 or 403(b) of the Code or as individual retirement annuities including Roth IRAs. The Contracts are also available in connection with state and municipal deferred compensation plans and non-qualified deferred compensation plans. A Contract purchased in connection with a qualified plan does not provide any additional tax deferred treatment of earnings beyond the treatment that is already provided by the qualified plan itself. (See "FEDERAL TAX MATTERS," "TAXATION OF ANNUITIES IN GENERAL" and "QUALIFIED PLANS") Therefore, the tax deferral provided by the Contract is not necessary for Contracts used in qualified plans, so for such plans the Contract should be purchased for other features and benefits, such as the Fixed Account's minimum interest rate guarantee, the standard death benefit, the Step-Up Death Benefit Rider, or the Annuity Options.

This is a bonus annuity. This means we will increase your Contract Value by 4% of each Purchase Payment you make. We use a portion of the mortality and expense risk charge and the withdrawal charge to pay for the PPB. These and other expenses for the Contract may be higher than the expenses for a similar contract that does not credit a PPB. Over time, the value of the PPB could be more than offset by these charges. We offer variable annuity contracts that do not provide a PPB and, therefore, have lower fees. You should carefully consider whether this Contract is the best product for you. Generally, the Contract is most suited to those who intend to hold it for a relatively long time. Carefully consider your need to make withdrawals or surrender this Contract in the short-term as your expenses can outweigh the benefits of the PPB.

You may make Purchase Payments under the Contract, subject to certain minimum limitations and other restrictions. You may make Purchase Payments to Non-Qualified Contracts and Contracts issued as Individual Retirement Annuities ("IRAs") by authorizing us to draw on your account via check or electronic debit ("Pre-Authorized Checking ("PAC") Agreement"). (See "PURCHASE PAYMENTS") We do not deduct a sales charge from any Purchase Payment.

We provide for variable accumulations and benefits for amounts allocated to one or more Subaccounts selected by you. Each Subaccount invests in a corresponding Fund. (See "THE FUNDS") Purchase Payments (and corresponding PPBs) and Contract Value allocated to the Separate Account will vary with the investment performance of the Funds you select.

We also provide for fixed accumulations and benefits for amounts allocated to the Fixed Account. We credit Purchase Payments (and corresponding PPBs) and Contract Value allocated to the Fixed Account with interest daily at a rate periodically declared by us at our discretion, but not less than the minimum guaranteed rate. (See APPENDIX A--MORE INFORMATION ABOUT THE FIXED ACCOUNT)

The investment risk under the Contract is borne by you, except to the extent that Purchase Payments (and corresponding PPBs) and Contract Value are allocated to the Fixed Account and are therefore guaranteed to earn at least the minimum guaranteed rate.

You have the right within the "free look" period (generally ten days, subject to state variation) after receiving the Contract to cancel the Contract by delivering or mailing it to us. If you decide to return your Contract for a refund during the "free look" period, also include a letter instructing us to cancel the Contract. Upon receipt by us, the Contract will be cancelled and amounts refunded. The amount of the refund depends on the state where issued. Generally the refund will be the Contract Value as of the Valuation Date on which we receive your Contract at our Service Center minus the PPB adjusted for any negative or positive investment performance. We will also return the mortality and expense risk charge, the administration charge, and any other charges proportionately attributable to the PPB. In the states that require the return of the Purchase Payments, we will return the greater of Purchase Payment (not including the PPB); and Contract Value as of the Valuation Date on which we receive your Contract at our Service Center minus the PPB adjusted for any negative or positive investment performance. Thus, if you return the Contract during the "free look" period, you will not receive the PPB. In addition, a special "free look" provision applies in some circumstances to Contracts issued as Individual Retirement Annuities, Simplified Employee Pensions--IRAs or as Roth Individual Retirement Annuities (although for such Contracts, if the amount returned would be less than the Contract Value we will return the Contract Value). (See "FREE LOOK PERIOD")

Transfers among Subaccounts are permitted before and after the Annuity Date, if allowed by your qualified plan and subject to limitations. Restrictions apply to transfers into and out of the Fixed Account. (See "TRANSFERS DURING THE ACCUMULATION PERIOD" and "TRANSFERS DURING THE ANNUITY PERIOD") We offer Automatic Asset Rebalancing, Dollar Cost Averaging, and a Systematic Withdrawal Plan. (See "AUTOMATIC ASSET REBALANCING," "DOLLAR COST AVERAGING," and "SYSTEMATIC WITHDRAWAL PLAN")

You may make partial withdrawals from the Contract or surrender the Contract, subject to certain restrictions. (See "WITHDRAWALS AND SURRENDERS DURING THE ACCUMULATION PERIOD") You may withdraw up to the Free Withdrawal Amount in any Contract Year without assessment of a withdrawal charge. If you withdraw an amount in excess of the Free Withdrawal Amount, the excess may be subject to a withdrawal charge. We also may assess a withdrawal charge upon surrender of the Contract, although we will first apply the Free Withdrawal Amount. The withdrawal charge is assessed as a percentage of each Purchase Payment, as well as the PPB and earnings attributable to that Purchase Payment and PPB, withdrawn or surrendered during the first 8 Contribution Years following our receipt of the Purchase Payment. The withdrawal charge starts at 8% in the first and second Contribution Years and reduces each subsequent Contribution Year. We do not assess a withdrawal charge on any Purchase Payment (or PPB or earnings attributable to that Purchase Payment and PPB) withdrawn or surrendered more than eight Contribution Years following our receipt of that Purchase Payment. We also may apply a withdrawal charge upon annuitization to amounts attributable to Purchase Payments (and PPBs and earnings attributable to those Purchase Payments and PPBs) in their eight Contribution Year or earlier. (See "WITHDRAWAL CHARGE")

Withdrawals and surrenders will have tax consequences, which may include the amount of the withdrawal being subject to income tax and in some circumstances an additional 10% penalty tax. Withdrawals also reduce your Contract Value and your death benefit. Certain withdrawals also may reduce the value of the guarantees provided by the GLWB Rider. (See APPENDIX D--GUARANTEED LIFETIME WITHDRAWAL BENEFIT ("GLWB") RIDER. Withdrawals are permitted from Contracts issued in connection with Section 403(b) qualified plans only under limited circumstances. (See "WITHDRAWALS AND SURRENDERS DURING THE ACCUMULATION PERIOD" and "FEDERAL TAX MATTERS")

In addition to the withdrawal charge, we assess a mortality and expense risk charge, an administration charge, a contract fee, and applicable premium taxes. (See "CONTRACT CHARGES AND EXPENSES") We also charge for the Step-Up Death Benefit Rider (see "DEATH BENEFITS") and the GLWB Rider (see APPENDIX D--GUARANTEED LIFETIME WITHDRAWAL BENEFIT ("GLWB") RIDER, if applicable. The Funds will incur certain management fees and other expenses. (See "SUMMARY OF EXPENSES," "INVESTMENT MANAGEMENT FEES AND OTHER EXPENSES," and the Funds' prospectuses) We may assess a commutation charge during the Annuity Period when calculating lump sum payments with respect to any remaining periodic payments in the certain period under Annuity Options 1, 3 and 5 upon the death of an Annuitant during the Annuity Period and, for Annuity Option 1, upon election to cancel remaining payments. (See "ANNUITY PERIOD--ANNUITY OPTIONS")

If you die before the Annuity Date, we will pay the Beneficiary a death benefit. We also offer for an additional charge the Step-Up Death Benefit Rider, which provides an optional enhanced death benefit if certain conditions are met. See ("DEATH BENEFITS")

Certain provisions of the Contract may be different than the general description in this Prospectus, and certain riders and options may not be available, because of legal restrictions in your state. See your Contract for specific variations since any such state variations will be included in your Contract or in riders or endorsements attached to your Contract. See your agent or contact us for specific information that may be applicable to your state.

You can generally exchange all or a portion of one annuity contract for another, or a life insurance policy for an annuity contract, in a "tax-free exchange' under Section 1035 of the Code. If you are thinking about a 1035 exchange, you should compare the old contract and the Contract described in this Prospectus carefully. If you exchange another contract for the Contract described in this Prospectus, you might have to pay a withdrawal charge and tax, including a possible penalty tax, on your old contract, AND there will be a new withdrawal charge period for the Contract. Also, other charges may be higher (or lower) and the benefits may be different. If the exchange does not qualify for Section 1035 treatment, you may have to pay federal income and penalty taxes on the exchange. You should not exchange another contract for the Contract described in this Prospectus unless you determine, after knowing all the facts, that the exchange is in your best interest (the person selling you the Contract will generally earn a commission if you buy the Contract through an exchange or otherwise). If you contemplate such an exchange, you should consult a tax adviser to discuss the potential tax effects of such a transaction.

We offer other variable annuity contracts that have different policy features. However, these other contracts also have different charges that would affect your Subaccount performance and Contract Value. To obtain more information about these other contracts, contact our Service Center or your agent.

                                    * * *

          COMMONWEALTH ANNUITY, THE SEPARATE ACCOUNT AND THE FUNDS

THE COMPANY.    Unless otherwise specified, any reference to the "Company"
refers to Commonwealth Annuity and Life Insurance Company ("Commonwealth Annuity"). The Company's Principal Office is located at 132 Turnpike Road, Suite 210, Southborough, MA 01772, Telephone 508-460-2400.


The Company is a life insurance company organized under the laws of Delaware in July 1974. Effective December 31, 2002, the Company became a Massachusetts domiciled insurance company. Prior to December 30, 2005, the Company was an indirect wholly-owned subsidiary of The Hanover Insurance Group ("THG"). On that date, THG completed the closing of the sale of the Company to The Goldman Sachs Group, Inc. ("Goldman Sachs"). Effective September 1, 2006, the Company changed its name from Allmerica Financial Life Insurance and Annuity Company to Commonwealth Annuity and Life Insurance Company. Effective April 30, 2013, Goldman Sachs completed the transfer of the common stock of the Company to Global Atlantic (Fin) Company, which is a wholly-owned indirect subsidiary of Global Atlantic Financial Group Limited.



The Company is subject to the laws of the state of Massachusetts governing insurance companies and to regulation by the Commissioner of Insurance of Massachusetts. In addition, Commonwealth Annuity is subject to the insurance laws and regulations of other states and jurisdictions in which it is licensed to operate.


At this time, we are relying on an exemption from the periodic reporting requirements of the Securities Exchange Act of 1934, as amended ("Securities Exchange Act"), as provided by Rule 12h-7 under the Securities Exchange Act, to avoid any such periodic reporting obligation. We reserve the right to stop relying on this exemption at any time.


THE SEPARATE ACCOUNT

We established the Commonwealth Annuity Separate Account A on February 9, 2007 pursuant to Massachusetts law. The SEC does not supervise the management, investment practices or policies of the Separate Account or Commonwealth Annuity.

Benefits provided under the Contracts are our obligations. Although the assets in the Separate Account are our property, they are held separately from our other assets and are not chargeable with liabilities arising out of any other business we may conduct. Income, capital gains and capital losses, whether or not realized, from the assets allocated to the Separate Account are credited to or charged against the Separate Account without regard to the income, capital gains and capital losses arising out of any other business we may conduct. Subject to the provisions of the Contract, units of the Subaccounts under the Contract are offered on a continuous basis.

Each Subaccount of the Separate Account invests exclusively in shares of one of the corresponding Funds. We may add or delete Subaccounts in the future. Not all Subaccounts may be available in all jurisdictions, under all Contracts or in all retirement plans.

The Separate Account purchases and redeems shares from the Funds at net asset value. We redeem shares of the Funds as necessary to provide benefits, to deduct Contract charges and fees, and to transfer assets from one Subaccount to another as requested by Owners. All dividends and capital gains distributions received by the Separate Account from a Fund are reinvested in that Fund at net asset value and retained as assets of the corresponding Subaccount.


THE FUNDS

SELECTION OF FUNDS.    We select the Funds offered through the Contract, and we
may consider various factors, including, but not limited to asset class coverage, the strength of the investment adviser's (and/or subadviser's) reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. We also consider whether the Fund or one of its service providers (e.g., the investment adviser, administrator, distributor, and/or their affiliates) will make payments to us or our affiliates, as described below. We review the Funds periodically and may remove a Fund or limit its availability to new Purchase Payments and/or transfers of Contract Value if we determine that the Fund no longer meets one or more of the selection criteria, and/or if the Fund has not attracted significant allocations from Contract Owners.

You are responsible for choosing the Subaccounts and the amounts allocated to each that are appropriate for your own individual circumstances and your investment goals, financial situation, and risk tolerance. Since you bear the investment risk of investing in the Subaccounts, we encourage you to thoroughly investigate all of the information regarding the Funds that is available to you, including each Fund's prospectus, statement of additional information, and annual and semi/annual reports. Other sources such as the Fund's website or newspapers and financial and other magazines provide more current information, including information about any regulatory actions or investigations relating to a Fund. After you select Subaccounts for your initial Purchase Payment, you should monitor and periodically reevaluate your allocations to determine if they are still appropriate. YOU BEAR THE RISK OF ANY DECLINE IN YOUR CONTRACT VALUE RESULTING FROM THE PERFORMANCE OF THE SUBACCOUNTS YOU HAVE CHOSEN.

We do not provide investment advice and we do not recommend or endorse any of the particular Funds available as Investment Options in the Contract.

THE FUNDS.    The Separate Account invests in shares of registered, open-end management investment companies. There are two types of Funds generally offered under the Contract, INSURANCE FUNDS and PUBLICLY-AVAILABLE FUNDS.

      - INSURANCE FUNDS:    Insurance Funds are available solely to variable
        annuity or life insurance contracts and certain qualified retirement plans. (See "FEDERAL TAX MATTERS") Nonqualified Contracts generally can invest only in Insurance Funds. All Contracts, both Qualified and Nonqualified, may choose among Subaccounts that invest in the following Insurance Funds:

INSURANCE FUND                        PORTFOLIO NAME            INVESTMENT OBJECTIVE          INVESTMENT ADVISER
----------------------------    ---------------------------  ---------------------------  ---------------------------
Goldman Sachs Variable          Goldman Sachs VIT            Seeks a total return         Goldman Sachs Asset
    Insurance Trust             Core Fixed Income            consisting of capital        Management, L.P.
    (Service Shares)            Fund                         appreciation and income
                                                             that exceeds the total
                                                             return of the Barclays
                                                             Capital U.S. Aggregate
                                                             Bond Index.

Goldman Sachs Variable          Goldman Sachs VIT            Seeks to achieve             Goldman Sachs Asset
    Insurance Trust             Equity Index Fund            investment results that      Management, L.P.
    (Service Shares)                                         correspond to the            The sub-adviser is SSgA
                                                             aggregate price and yield    Funds Management,
                                                             performance of a             Inc.
                                                             benchmark index that
                                                             measures the investment
                                                             returns of large
                                                             capitalization stocks.


INSURANCE FUND                          PORTFOLIO NAME             INVESTMENT OBJECTIVE           INVESTMENT ADVISER
-------------------------------  ----------------------------  ----------------------------  ----------------------------
Goldman Sachs Variable           Goldman Sachs VIT             Seeks total return while      Goldman Sachs Asset
    Insurance Trust              Global Trends                 seeking to provide            Management, L.P.
    (Service Shares)             Allocation Fund               volatility management.
                                 (formerly Goldman
                                 Sachs Global Markets
                                 Navigator Fund)

Goldman Sachs Variable           Goldman Sachs VIT             Seeks long term growth        Goldman Sachs Asset
    Insurance Trust              Growth Opportunities          of capital.                   Management, L.P.
    (Service Shares)             Fund

Goldman Sachs Variable           Goldman Sachs VIT             Seeks a high level of         Goldman Sachs Asset
    Insurance Trust              High Quality Floating         current income,               Management, L.P.
    (Service Shares)             Rate Fund                     consistent with safety of
                                                               principal.

Goldman Sachs Variable           Goldman Sachs VIT             Seeks long-term growth        Goldman Sachs Asset
    Insurance Trust              Large Cap Value Fund          of capital appreciation.      Management, L.P.
    (Service Shares)

Goldman Sachs Variable           Goldman Sachs VIT             Seeks long-term capital       Goldman Sachs Asset
    Insurance Trust              Mid Cap Value Fund            appreciation.                 Management, L.P.
    (Service Shares)

Goldman Sachs Variable           Goldman Sachs VIT             Seeks to maximize             Goldman Sachs Asset
    Insurance Trust              Money Market Fund             current income to the         Management, L.P.
    (Service Shares)                                           extent consistent with the
                                                               preservation of capital
                                                               and the maintenance of
                                                               liquidity by investing
                                                               exclusively in high
                                                               quality money market
                                                               instruments.

Goldman Sachs Variable           Goldman Sachs VIT             Seeks long-term growth        Goldman Sachs Asset
    Insurance Trust              Strategic Growth Fund         of capital.                   Management, L.P.
    (Service Shares)

Goldman Sachs Variable           Goldman Sachs VIT             Seeks long-term growth        Goldman Sachs Asset
    Insurance Trust              Strategic International       of capital.                   Management
    (Service Shares)             Equity Fund                                                 International

Goldman Sachs Variable           Goldman Sachs VIT             Seeks long-term growth        Goldman Sachs Asset
    Insurance Trust              Small Cap Equity              of capital.                   Management, L.P.
    (Service Shares)             Insights Fund

Goldman Sachs Variable           Goldman Sachs VIT             Seeks long-term growth        Goldman Sachs Asset
    Insurance Trust              U.S. Equity Insights          of capital and dividend       Management, L.P.
    (Service Shares)             Fund                          income.

AIM Variable Insurance           Invesco V.I. Core Equity      The Fund's investment         Invesco Advisers, Inc.
    Funds (Invesco Variable      Fund                          objective is long-term
    Insurance Funds)                                           growth of capital.
    (Series II Shares)


INSURANCE FUND                          PORTFOLIO NAME               INVESTMENT OBJECTIVE           INVESTMENT ADVISER
-------------------------------  -----------------------------  -----------------------------  ----------------------------
AIM Variable Insurance           Invesco V.I. Global            The Fund's investment          Invesco Advisers, Inc.
    Funds (Invesco Variable      Health Care Fund               objective is long-term
    Insurance Funds)                                            growth of capital
    (Series II Shares)

AIM Variable Insurance           Invesco V.I. American          The Fund's investment          Invesco Advisers, Inc.
    Funds (Invesco Variable      Franchise Fund                 objective is to seek
    Insurance Funds)                                            capital growth.
    (Series II Shares)

AIM Variable Insurance           Invesco V.I. Mid Cap           The Fund's investment          Invesco Advisers, Inc.
    Funds (Invesco Variable      Core Equity Fund               objective is to long-term
    Insurance Funds)                                            growth of capital.
    (Series II Shares)

AB Variable Products             AB VPS Intermediate            The Portfolio's                Alliance Bernstein L.P.
    Series Fund, Inc.            Bond Portfolio(formerly        investment objective is
    (Class B)                    AllianceBernstein VPS          to generate income and
                                 Intermediate Bond              price appreciation
                                 Portfolio)                     without assuming what
                                                                the Adviser considers
                                                                undue risk.

AB Variable Products             AB VPS International           The Portfolio's                Alliance Bernstein L.P.
    Series Fund, Inc.            Value Portfolio (formerly      investment objective is
    (Class B)                    AllianceBernstein VPS          long-term growth of
                                 International Value            capital.
                                 Portfolio)

AB Variable Products             AB VPS Small/Mid Cap           The Portfolio's                Alliance Bernstein L.P.
    Series Fund, Inc.            Value Portfolio (formerly      investment objective is
    (Class B)                    AllianceBernstein VPS          long-term growth of
                                 Small/Mid Cap Value            capital.
                                 Portfolio)

Fidelity Variable                Fidelity VIP                   Seeks long-term capital        Fidelity Management &
    Insurance Products           Contrafund(R) Portfolio        appreciation.                  Research Company
    Fund (Service Class 2)                                                                     FMR Co., Inc. and other
                                                                                               investment advisers serve
                                                                                               as sub-advisers for the
                                                                                               fund.

Fidelity Variable                Fidelity VIP Disciplined       Seeks capital                  Fidelity Management &
    Insurance Products           Small Cap Portfolio            appreciation.                  Research Company
    Fund (Service Class 2)                                                                     Geode Capital
                                                                                               Management, LLC
                                                                                               (Geode) and FMR Co.,
                                                                                               Inc. serve as sub-
                                                                                               advisers for the fund.


INSURANCE FUND                          PORTFOLIO NAME               INVESTMENT OBJECTIVE           INVESTMENT ADVISER
-----------------------------    -----------------------------  -----------------------------  ----------------------------
Fidelity Variable                Fidelity VIP Equity-           Seeks reasonable               Fidelity Management &
    Insurance Products           Income Portfolio               income. The fund will          Research Company
    Funds (Service Class 2)                                     also consider the              FMR Co., Inc. and other
                                                                potential for capital          investment advisers serve
                                                                appreciation. The fund's       as sub-advisers for the
                                                                goal is to achieve a yield     fund.
                                                                which exceeds the
                                                                composite yield on the
                                                                securities comprising the
                                                                S&P 500(R) Index.

Fidelity Variable                Fidelity VIP Freedom           Seeks high total return        Strategic Advisers, Inc.
    Insurance Products           Income Portfolio               with a secondary
    Funds (Service Class 2)                                     objective of principal
                                                                preservation.

Fidelity Variable                Fidelity VIP Freedom           Seeks high total return        Strategic Advisers, Inc.
    Insurance Products           2005 Portfolio                 with a secondary
    Fund (Service Class 2)                                      objective of principal
                                                                preservation as the fund
                                                                approaches its target
                                                                date and beyond.

Fidelity Variable                Fidelity VIP Freedom           Seeks high total return        Strategic Advisers, Inc.
    Insurance Products           2010 Portfolio                 with a secondary
    Fund (Service Class 2)                                      objective of principal
                                                                preservation as the fund
                                                                approaches its target
                                                                date and beyond.

Fidelity Variable                Fidelity VIP Freedom           Seeks high total return        Strategic Advisers, Inc.
    Insurance Products           2015 Portfolio                 with a secondary
    Fund (Service Class 2)                                      objective of principal
                                                                preservation as the fund
                                                                approaches its target
                                                                date and beyond.

Fidelity Variable                Fidelity VIP Freedom           Seeks high total return        Strategic Advisers, Inc.
    Insurance Products           2020 Portfolio                 with a secondary
    Fund (Service Class 2)                                      objective of principal
                                                                preservation as the fund
                                                                approaches its target
                                                                date and beyond.

Fidelity Variable                Fidelity VIP Freedom           Seeks high total return        Strategic Advisers, Inc.
    Insurance Products           2025 Portfolio                 with a secondary
    Fund (Service Class 2)                                      objective of principal
                                                                preservation as the fund
                                                                approaches its target
                                                                date and beyond.


INSURANCE FUND                          PORTFOLIO NAME               INVESTMENT OBJECTIVE           INVESTMENT ADVISER
----------------------------     -----------------------------  -----------------------------  ----------------------------
Fidelity Variable                Fidelity VIP Freedom           Seeks high total return        Strategic Advisers, Inc.
    Insurance Products           2030 Portfolio                 with a secondary
    Fund (Service Class 2)                                      objective of principal
                                                                preservation as the fund
                                                                approaches its target
                                                                date and beyond.

Fidelity Variable                Fidelity VIP Freedom           Seeks high total return        Strategic Advisers, Inc.
    Insurance Products           2035 Portfolio                 with a secondary
    Fund (Service Class 2)                                      objective of principal
                                                                preservation as the fund
                                                                approaches its target
                                                                date and beyond.

Fidelity Variable                Fidelity VIP Freedom           Seeks high total return        Strategic Advisers, Inc.
    Insurance Products           2040 Portfolio                 with a secondary
    Fund (Service Class 2)                                      objective of principal
                                                                preservation as the fund
                                                                approaches its target
                                                                date and beyond.

Fidelity Variable                Fidelity VIP Freedom           Seeks high total return        Strategic Advisers, Inc.
    Insurance Products           2045 Portfolio                 with a secondary
    Fund (Service Class 2)                                      objective of principal
                                                                preservation as the fund
                                                                approaches its target
                                                                date and beyond.

Fidelity Variable                Fidelity VIP Freedom           Seeks high total return        Strategic Advisers, Inc.
    Insurance Products           2050 Portfolio                 with a secondary
    Fund (Service Class 2)                                      objective of principal
                                                                preservation as the fund
                                                                approaches its target
                                                                date and beyond.

Fidelity Variable                Fidelity VIP Growth            Seeks to provide capital       Fidelity Management &
    Insurance Products           Opportunities Portfolio        growth.                        Research Company
    Fund (Service Class 2)                                                                     FMR Co., Inc. and other
                                                                                               investment advisers serve
                                                                                               as sub-advisers for the
                                                                                               fund.

Fidelity Variable                Fidelity VIP Index 500         Seeks investment results       Fidelity Management &
    Insurance Products           Portfolio                      that correspond to the         Research Company
    Fund (Service Class 2)                                      total return of common         Geode Capital
                                                                stocks publicly traded in      Management, LLC
                                                                the United States, as          (Geode(R)) and FMR Co.,
                                                                represented by the             Inc. serve as sub-
                                                                S&P 500(R) Index.              advisers for the fund.


INSURANCE FUND                          PORTFOLIO NAME             INVESTMENT OBJECTIVE           INVESTMENT ADVISER
------------------------------   ----------------------------  ----------------------------  ----------------------------
Fidelity Variable                Fidelity VIP Mid Cap          Seeks long-term growth        Fidelity Management &
    Insurance Products           Portfolio                     of capital.                   Research Company
    Funds (Service Class 2)                                                                  FMR Co., Inc. (FMRC)
                                                                                             and other investment
                                                                                             advisers serve as sub-
                                                                                             advisers for the fund.

Fidelity Variable                Fidelity VIP Overseas         Seeks long-term growth        Fidelity Management &
    Insurance Products           Portfolio                     of capital.                   Research Company
    Fund (Service Class 2)                                                                   FMR Co., Inc. and
                                                                                             other investment
                                                                                             advisers serve as sub-
                                                                                             advisers for the fund.

Fidelity Variable                Fidelity VIP Strategic        Seeks a high level of         Fidelity Management &
    Insurance Products           Income Portfolio              current income. The           Research Company
    Funds (Service Class 2)                                    fund may also seek            Fidelity Investments
                                                               capital appreciation.         Money Management,
                                                                                             Inc. (FIMM), FMR Co.,
                                                                                             Inc. (FMRC), FIL
                                                                                             Investment Advisors
                                                                                             (UK) Limited
                                                                                             (FIA(UK)), and other
                                                                                             investment advisers serve
                                                                                             as sub-advisers for the
                                                                                             fund.

Franklin Templeton               Franklin Income VIP           Seeks to maximize             Franklin Advisers, Inc.
    Variable Insurance           Fund                          income while
    Products Trust (Class 2)                                   maintaining prospects
                                                               for capital appreciation.
                                                               Under normal market
                                                               conditions, the fund
                                                               invests in both equity
                                                               and debt securities.

Franklin Templeton               Franklin Small Cap            Seeks long-term total         Franklin Advisory
    Variable Insurance           Value VIP Fund                return. Under normal          Services LLC
    Products Trust (Class 2)                                   market conditions, the
                                                               fund invests at least 80%
                                                               of its net assets in
                                                               investments of small
                                                               capitalization
                                                               companies.


INSURANCE FUND                          PORTFOLIO NAME             INVESTMENT OBJECTIVE           INVESTMENT ADVISER
------------------------------   ----------------------------  ----------------------------  ----------------------------
Franklin Templeton               Franklin Mutual Global        Seeks capital                 Franklin Mutual
    Variable Insurance           Discovery VIP Fund            appreciation. Under           Advisers, LLC
    Products Trust (Class 2)                                   normal market
                                                               conditions, the fund
                                                               invests primarily in U.S.
                                                               and foreign equity
                                                               securities that the
                                                               investment manager
                                                               believes are undervalued.

Franklin Templeton               Franklin Mutual Shares        Seeks capital                 Franklin Mutual
    Variable Insurance           VIP Fund                      appreciation, with            Advisers, LLC
    Products Trust (Class 2)                                   income as a secondary
                                                               goal. Under normal
                                                               market conditions, the
                                                               fund invests primarily in
                                                               U.S. and foreign equity
                                                               securities that the
                                                               investment manager
                                                               believes are undervalued.

Franklin Templeton               Templeton Growth VIP          Seeks long-term capital       Templeton Global
    Variable Insurance           Fund                          growth. Under normal          Advisors Limited
    Products Trust (Class 2)                                   market conditions, the
                                                               fund invests
                                                               predominantly in equity
                                                               securities of companies
                                                               located anywhere in the
                                                               world, including
                                                               emerging markets.

Janus Aspen Series               Janus Aspen Enterprise        Seeks long-term growth        Janus Capital
    (Service Shares)             Portfolio                     of capital.                   Management LLC

Janus Aspen Series               Janus Aspen Forty             Seeks long-term growth        Janus Capital
    (Service Shares)             Portfolio                     of capital.                   Management LLC

Janus Aspen Series               Janus Aspen Perkins           Seeks capital                 Janus Capital
    (Service Shares)             Mid Cap Value Portfolio       appreciation.                 Management LLC
                                                                                             Perkins Investment
                                                                                             Management LLC
                                                                                             serves as sub-advisers for
                                                                                             the portfolio.

MFS(R) Variable Insurance        MFS(R) New Discovery          Seeks capital                 MFS Investment
    Trust (Service Class)        Series                        appreciation.                 Management

MFS(R) Variable Insurance        MFS(R) Utilities Series       Seeks total return.           MFS Investment
    Trust (Service Class)                                                                    Management


INSURANCE FUND                          PORTFOLIO NAME             INVESTMENT OBJECTIVE           INVESTMENT ADVISER
-------------------------------  ----------------------------  ----------------------------  ---------------------------
Oppenheimer Variable             Oppenheimer                   Seeks total return.           OFI Global Asset
    Account Funds (Service       Conservative Balanced                                       Management, Inc.
    Shares)                      Fund/VA (formerly                                           OppenheimerFunds, Inc.
                                 Oppenheimer Capital                                         serves as a sub-adviser
                                 Income Fund/VA)                                             for the fund.

Oppenheimer Variable             Oppenheimer Global            Seeks capital                 OFI Global Asset
    Account Funds (Service       Fund/VA                       appreciation.                 Management, Inc.
    Shares)                                                                                  OppenheimerFunds, Inc.
                                                                                             serves as a sub-adviser
                                                                                             for the fund.

Oppenheimer Variable             Oppenheimer Global            Seeks total return.           OFI Global Asset
    Account Funds (Service       Strategic Income                                            Management, Inc.
    Shares)                      Fund/VA                                                     OppenheimerFunds, Inc.
                                                                                             serves as a sub-adviser
                                                                                             for the fund.

Oppenheimer Variable             Oppenheimer Main              Seeks capital                 OFI Global Asset
    Account Funds (Service       Street Small Cap              appreciation.                 Management, Inc.
    Shares)                      Fund(R)/VA                                                  OppenheimerFunds, Inc.
                                                                                             serves as a sub-adviser
                                                                                             for the fund.

Pioneer Variable Contracts       Pioneer Select Mid Cap        Seeks capital growth,         Pioneer Investment
    Trust (Class I)              Growth VCT Portfolio          primarily through equity      Management, Inc.
                                                               securities of small-
                                                               capitalization
                                                               companies.

Pioneer Variable Contracts       Pioneer Disciplined           Seeks long term capital       Pioneer Investment
    Trust (Class II)             Value VCT Portfolio           growth.                       Management, Inc.

Pioneer Variable Contracts       Pioneer Emerging              Seeks capital growth,         Pioneer Investment
    Trust (Class II)             Markets VCT Portfolio         primarily through equity      Management, Inc.
                                                               securities of small-
                                                               capitalization
                                                               companies.

Pioneer Variable Contracts       Pioneer Mid Cap Value         Seeks capital                 Pioneer Investment
    Trust (Class II)             VCT Portfolio                 appreciation primarily        Management, Inc.
                                                               through a diversified
                                                               portfolio of equity
                                                               securities of mid-sized
                                                               companies, managed
                                                               with a value orientation


PLEASE NOTE THAT THERE CAN BE NO ASSURANCE THAT ANY MONEY MARKET FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE PER SHARE. DURING EXTENDED PERIODS OF LOW INTEREST RATES, AND DUE IN PART TO CONTRACT FEES AND EXPENSES, THE YIELDS OF ANY SUBACCOUNT INVESTING IN A MONEY MARKET FUND MAY ALSO BECOME EXTREMELY LOW AND POSSIBLY NEGATIVE. If, pursuant to SEC rules, the Goldman Sachs VIT Money Market Fund suspends payment of redemption proceeds in connection with a liquidation of the Fund, we will delay payment of any transfer, partial withdrawal, surrender, loan, or death benefit from the Goldman Sachs VIT Money Market Sub-Account until the Fund is liquidated.

The Insurance Funds provide investment vehicles for variable life insurance and variable annuity contracts and, in some cases, certain qualified retirement plans. Shares of the Insurance Funds are sold only to insurance company separate accounts and qualified retirement plans. In addition to selling shares to our separate accounts, shares of the Insurance Funds may be sold to separate accounts of other insurance companies. It is conceivable that in the future it may be disadvantageous for variable life insurance separate accounts and variable annuity separate accounts of other companies, or for variable life insurance separate accounts, variable annuity separate accounts, and qualified retirement plans to invest simultaneously in the Insurance Funds. Currently, neither we nor the Insurance Funds foresee any such disadvantages to variable life insurance Owners, variable annuity Owners, or qualified retirement plans. The Insurance Funds must monitor events to identify material conflicts between such Owners and determine what action, if any, should be taken. In addition, if we believe an Insurance Fund's response to any of those events or conflicts insufficiently protects Owners, we will take appropriate action.

PUBLICLY-AVAILABLE FUNDS.    Publicly-Available Funds are "publicly-available,"
i.e., shares can be purchased by the public directly without purchasing a variable annuity or life insurance contract. Only Qualified Contracts may invest in these Publicly-Available Funds.


RETAIL FUND                                    INVESTMENT OBJECTIVE                   INVESTMENT ADVISER
--------------------------------     -----------------------------------------      ---------------------
Goldman Sachs Balanced               Seeks current income and long-term             Goldman Sachs Asset
   Strategy Portfolio (Class A)*     capital appreciation.                          Management, L.P.

Goldman Sachs Equity                 Seeks long-term capital appreciation.          Goldman Sachs Asset
   Growth Strategy Portfolio                                                        Management, L.P.
   (Class A)*

Goldman Sachs Growth and             Seeks long-term capital appreciation           Goldman Sachs Asset
   Income Strategy Portfolio         and current income.                            Management, L.P.
   (Class A)*

Goldman Sachs Growth                 Seeks long-term capital appreciation and,      Goldman Sachs Asset
   Strategy Portfolio (Class A)*     secondarily, current income.                   Management, L.P.

Goldman Sachs International          Seeks total return comprised of                Goldman Sachs Asset
   Real Estate Securities Fund       long-term growth of capital                    Management, L.P.
   (Class A)*                        and dividend income.

Goldman Sachs Real Estate            Seeks total return comprised of long-term      Goldman Sachs Asset
   Securities Fund (Class A)*        growth of capital and dividend income.         Management, L.P.

Goldman Sachs Technology             Seeks long-term growth of capital.             Goldman Sachs Asset
   Tollkeeper (Class A) Fund**                                                      Management, L.P.


-----------------------------
*    Each retail Fund's most recently ended fiscal year is December 31, 2013.

**   The retail Fund's most recently ended fiscal year is August 31, 2013.

The Publicly-Available Funds are also available for direct purchase outside of an annuity or life insurance policy. If you purchase shares of these funds directly from a broker-dealer or mutual fund company, you will not pay Contract fees and charges, but you also will not have Annuity Options available. Because of the additional Contract fees and charges, which affect Contract Value and Subaccount returns, you should refer only to performance information regarding the Publicly-Available Funds available through us, rather than to information that may be available through alternate sources.

SEC REGISTRATION DOES NOT INVOLVE SEC SUPERVISION OF THE FUNDS' MANAGEMENT, INVESTMENT PRACTICES OR POLICIES. THE ASSETS OF EACH FUND ARE HELD SEPARATE FROM THE ASSETS OF THE OTHER FUNDS, AND EACH FUND HAS ITS OWN DISTINCT INVESTMENT OBJECTIVE AND POLICIES. EACH FUND OPERATES AS A SEPARATE INVESTMENT FUND, AND THE INVESTMENT PERFORMANCE OF ONE FUND HAS NO EFFECT ON THE INVESTMENT PERFORMANCE OF ANY OTHER FUND.

THE FUNDS MAY NOT ACHIEVE THEIR STATED OBJECTIVES. MORE DETAILED INFORMATION, INCLUDING A DESCRIPTION OF RISKS INVOLVED IN INVESTING IN THE FUNDS, IS FOUND IN THE FUNDS' PROSPECTUSES ACCOMPANYING THIS PROSPECTUS AND STATEMENTS OF ADDITIONAL INFORMATION AVAILABLE FROM US UPON REQUEST.

PLEASE NOTE THAT THERE CAN BE NO ASSURANCE THAT ANY MONEY MARKET FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE PER SHARE. DURING EXTENDED PERIODS OF LOW INTEREST RATES, AND DUE IN PART TO THE CONTRACT FEES AND EXPENSES, THE YIELDS OF ANY SUBACCOUNT INVESTING IN A MONEY MARKET FUND MAY ALSO BECOME EXTREMELY LOW AND POSSIBLY NEGATIVE.

Although the investment objectives and policies of certain Funds are similar to the investment objectives and policies of other funds that may be managed or sponsored by the same investment adviser, subadviser, manager, or sponsor, we do not represent or assure that the investment results will be comparable to those of any other fund, even where the investment adviser, subadviser, or manager is the same. Certain Funds available through the Contract have names similar to funds not available through the Contract. The performance of a fund not available through the Contract does not indicate performance of a similarly named Fund available through the Contract. Differences in fund size, actual investments held, fund expenses, and other factors all contribute to differences in fund performance. For all these reasons, you should expect investment results to differ.

CERTAIN PAYMENTS WE RECEIVE WITH REGARD TO THE FUNDS.    We and our
distributor, Epoch Securities, Inc., (the "Distributor") may receive payments from the Funds or their service providers (e.g., the investment adviser, administrator, distributor, and/or their affiliates). These payments may be used for a variety of purposes, including payment of expenses that we (and our affiliates) incur in promoting, marketing, and administering the Contract and, in our role as an intermediary, the Funds. We (and our affiliates) may profit from these payments.

The amount of payments we receive from the Fund's service providers is based on a percentage of the assets of the particular Fund attributable to the Contract as well as certain other variable insurance products that we and/or our affiliates may issue or administer. These percentages are negotiated and vary with each Fund. These payments may be derived, in whole or in part, from the investment advisory fee deducted from Fund assets. Contract Owners, through their indirect investment in the Funds, bear the costs of these investment advisory fees (see the Funds' prospectuses for more information). Some service providers may pay us significantly more than others and the amount we receive may be substantial. These percentages currently range from 0.03% to 0.25%, and as of the date of this prospectus, we were receiving payments from each Fund's service providers.

Additionally, certain of the Funds make payments to us or the Distributor under their distribution plans (12b-1 plans). The payment rates currently range from 0.15% to 0.25% based on the amount of assets invested in those Funds. Payments made out of the assets of the Funds will reduce the amount of assets that otherwise would be available for investment, and will reduce the return on your investment. The dollar amount of future asset-based fees is not predictable because these fees are a percentage of the Fund's average net assets, which can fluctuate over time. If, however, the value of the Funds goes up, then so would the payment to us or to the Distributor. Conversely, if the value of the Fund goes down, payments to us or to the Distributor would decrease.

We and/or the Distributor also may directly or indirectly receive additional amounts or different percentages of assets under management from some of the Funds' service providers with regard to other variable insurance products we or our affiliates may issue or administer.

CHANGE OF INVESTMENTS

We reserve the right to make additions to, deletions from, or substitutions for the shares held by the Separate Account or that the Separate Account may purchase. If investment in the Funds is no longer possible, in our judgment becomes inappropriate for the purposes of the Contract, or for any other reason in our sole discretion, we may substitute another fund without your consent. The substituted fund may have different fees and expenses. Substitution may be made with respect to existing investments or the investment of future premiums, or both. However, no such substitution will be made without the approval of the Securities and Exchange Commission, if required. Furthermore, we may close Subaccounts to allocations of Purchase Payments or Contract Value, or both, at any time in our sole discretion. The Funds, which sell their shares to the Subaccounts pursuant to participation agreements, also may terminate these agreements and discontinue offering their shares to the Subaccounts.

We may establish additional Subaccounts of the Separate Account, each of which would invest in a new fund, or in shares of another investment company. New Subaccounts may be established when, at our discretion, marketing needs or investment conditions warrant. New Subaccounts may be made available to existing Owners as we determine. We may also eliminate or combine one or more Subaccounts, transfer assets, or substitute one Subaccount for another Subaccount, if, in our discretion, marketing, tax, or investment conditions warrant. We will notify you of any such changes.

If we deem it to be in the best interests of persons having voting rights under the Contract, we may deregister the Separate Account under the Investment Company Act of 1940 (the "1940 Act"), make any changes required by the 1940 Act, operate the Separate Account as a management investment company under the 1940 Act or any other form permitted by law, transfer all or a portion of the assets of a Subaccount or separate account to another Subaccount or separate account pursuant to a combination or otherwise, and create new separate accounts. Before we make certain changes we may need approval of the Securities and Exchange Commission and applicable state insurance departments. We will notify you of any changes.

                                THE CONTRACTS


A. GENERAL INFORMATION

We reserve the right to accept or refuse to issue the Contract at our sole discretion.


1. PURCHASE PAYMENTS

You may make Purchase Payments under the Contract during the Accumulation Period, subject to the restrictions set forth below. We will not accept Purchase Payments after the date of death of an Owner or on or after the older Owner's or Annuitant's 80th birthday. We reserve the right to waive or modify any Purchase Payment limitation and to not accept any Purchase Payment. Please note that if you elected the GLWB Rider prior to its discontinuance on June 1, 2009, there may be additional limitations on Purchase Payments. (See APPENDIX D--GUARANTEED LIFETIME WITHDRAWAL BENEFIT ("GLWB") RIDER.)

The minimum initial and subsequent Purchase Payment for a Qualified Contract is $50. However, if annualized contribution amounts from a payroll or salary deduction plan are equal to or greater than $600, we accept a periodic payment under $50. For a Non-Qualified Contract the minimum initial Purchase Payment is $2,500 and the minimum subsequent Purchase Payment is $500.

You may make Purchase Payments to Non-Qualified Contracts and Contracts issued as IRAs by authorizing us to draw on your account via check or electronic debit through a Pre-Authorized Checking (PAC) Agreement. For Purchase Payments made pursuant to a PAC Agreement, the following minimum Purchase Payment provisions apply:

      - The minimum initial Purchase Payment to an IRA made pursuant to a PAC Agreement is $100.

      - The minimum initial Purchase Payment to a Non-Qualified Contract made pursuant to a PAC Agreement is $1,000 unless you also own an existing Contract, in which case the minimum is $100.

      - The minimum subsequent Purchase Payment made pursuant to a PAC Agreement is $100.

The maximum cumulative Purchase Payments that may be made under the Contract is $1,000,000 without Company approval. We will aggregate multiple Contracts you own for purposes of the $1,000,000 limitation. In addition, for Qualified Contracts, the maximum annual amount of Purchase Payments may be limited by the retirement plan funded by the Contract.

You may allocate your Purchase Payments to the Subaccounts and/or the Fixed Account. The minimum amount of Purchase Payments that may be allocated to any Subaccount is $50. The maximum amount of Purchase Payments that may be allocated to the Fixed Account in any Contract Year is $1,000,000 for Qualified Contracts and $100,000 for Non-Qualified Contracts. We will aggregate multiple Contracts you own for purposes of this limitation. Purchase Payments that are made under a systematic investment program that has been approved by us are not subject to this limitation. However, we reserve the right to modify or terminate this provision and subject all Purchase Payments to the $100,000 limitation.

We do not include PPBs credited to your Contract Value when calculating any of these limits.

For Contracts issued on or before December 31, 2012, the guaranteed minimum interest for Purchase Payments and transfers allocated to the Fixed Account is 2% each year for the first 10 contract years and 3% thereafter. For these Contracts, we reserve the right to not allow you to allocate Purchase Payments to the Fixed Account if the Fixed Account interest rate applicable to such Purchase Payments would be less than or equal to 3%. For Contracts issued after December 31, 2012,the Fixed Account guaranteed minimum interest rate is at least 1% for the first 10 contract years and 1% thereafter.

2. FREE LOOK PERIOD

You may examine a Contract and return it for a refund during the "free look" period. The length of the free look period depends upon the state in which the Contract is issued. However, it will be at least 10 days from the date you receive the Contract. Upon receipt by us, the Contract will be cancelled and amounts refunded. The amount of the refund depends on the state in which the Contract is issued. Generally the refund will be the Contract Value as of the Valuation Date on which we receive your Contract at our Service Center minus the PPB adjusted for any negative or positive investment performance. We will also return the mortality and expense risk charge, the administration charge, and any other charges proportionately attributable to the PPB. Some states require the return of all Purchase Payments (not including the PPB). Thus, if you return the Contract during the "free look" provision, you will not receive the PPB. In those states we will return the greater of Purchase Payments and Contract Value (not including the PPB) as of the Valuation Date on which we receive your Contract at our Service Center.

In addition, while a special "free look" provision applies in some circumstances to Contracts issued as Individual Retirement Annuities, Simplified Employee Pensions--IRAs or as Roth Individual Retirement Annuities, if the amount returned would be less than the Contract Value, we will return the Contract Value (not including the PPB) as of the Valuation Date on which we receive the Contract at our Service Center. (See APPENDIX B--COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY DEFERRED FIXED AND VARIABLE ANNUITY IRA, ROTH IRA, AND SIMPLE IRA DISCLOSURE STATEMENT) If you decide to return your Contract for a refund during the "free look" period, please also include a letter instructing us to cancel your Contract.


3. OWNERS, ANNUITANTS, AND BENEFICIARIES

Please note that naming different persons as Owner(s), Annuitant(s), and Beneficiary(ies) can have important impacts on whether death benefits, annuity payments, and rider benefits are paid and on whose life payments are based. Carefully consider the potential consequences under various scenarios when naming Owners, Annuitants, and Beneficiaries, and consult your agent.

If you elected the GLWB Rider prior to its discontinuance on June 1, 2009, there are restrictions on naming and changing Owners, Annuitants, and Beneficiaries. (See APPENDIX D--GUARANTEED LIFETIME WITHDRAWAL BENEFIT ("GLWB") RIDER.)

BENEFICIARIES.    You designate the Beneficiary. During the Accumulation Period and prior to the death of an Owner, you may change a Beneficiary at any time by signing and returning our form. After the Annuity Date, the Beneficiary may be changed prior to the death of an Owner or the Annuitant. However, in the case of joint Owners, the surviving joint Owner is automatically the Primary Beneficiary and cannot be changed. No Beneficiary change is binding on us until we receive it. We assume no responsibility for the validity of any Beneficiary change. Under a Qualified Contract, the provisions of the applicable plan may prohibit a change of Beneficiary. (See "FEDERAL TAX MATTERS")

You may change the Beneficiary if you send a written change form to our Service Center. Changes are subject to the following:

      1.   The change must be filed while you are alive;

      2.   The Contract must be in force at the time you file a change;

      3. Such change must not be prohibited by the terms of an existing assignment, Beneficiary designation, or other restriction;

      4. Such change will take effect when we receive it. However, action taken by us before the change form was received will remain in effect;

      5. The request for change must provide information sufficient to identify the new Beneficiary; and

      6. In the case of joint Owners, we will consider the designation of a Beneficiary other than the surviving joint Owner to be a Contingent Beneficiary.



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In the event that all Primary Beneficiaries predecease you, we will pay the death benefit proceeds to the surviving Contingent Beneficiaries. In the event that a Contingent Beneficiary predeceases you, we will distribute the benefits pro rata to the surviving Contingent Beneficiaries. If there are no surviving Contingent Beneficiaries, we will pay the benefits to your estate.

When multiple Beneficiaries are involved, we can not determine the death benefit proceeds until we receive the complete death benefit claim in good order, that is, receipt of proper elections from all Beneficiaries as well as proof of death. The Valuation Date on which we receive all required paperwork is the date the Contract is tendered for redemption and the date for calculation of the benefits.

OWNERS.    Prior to the death of an Owner and subject to our prior approval, you may add, change, or remove an Owner by written request to our Service Center. To the extent permitted by state law, we reserve the right to refuse a change in Owner at any time on a non-discriminatory basis. Any replacement or additional Owner must not have attained age 80 prior to the Valuation Date we receive your request. Adding, changing, or removing an Owner may result in certain tax consequences to you, and you should consult your tax advisor as to the tax consequences.

You must furnish information sufficient to clearly identify a new Owner to us. If we approve the change, the effective date of the change will be the date the request was signed by you, except for action taken by us prior to receiving the request. Any change is subject to the payment of any proceeds. We may require you to return the Contract to us for endorsement of a change.

ANNUITANTS.    For Contracts with natural Owners, prior to the Annuity Date, you may add or change an Annuitant, by written request to our Service Center. For Contracts with non-natural Owners, prior to the Annuity Date, you may add or change an Annuitant with our prior approval. Additionally, for Contracts with non-natural Owners, any replacement or additional Annuitant must not have attained age 80 prior to the Valuation Date we receive your request. On or after the Annuity Date, you may not change or add an Annuitant for Contracts with natural or non-natural Owners.

There must be at least one Annuitant at all times. If an Annuitant who is not an Owner dies prior to the Annuity Date, the youngest Owner will become the new Annuitant unless there is a surviving joint Annuitant or a new Annuitant is otherwise named. We will not pay a death benefit upon the death of an Annuitant unless the sole Owner is a non-natural person. If the sole Owner is a non-natural person, (1) we will pay a death benefit upon the death of the Annuitant and (2) if the Annuitant has changed since the issue date of the Contract, the death benefit will be the Withdrawal Value. Joint Annuitants are only permitted in Non-Qualified Contracts.


4. ASSIGNMENT

To the extent permitted by state law, assignments are subject to our acceptance. Subject to state requirements, we reserve the right to refuse any assignment or other transfer of the Contract at any time on a non-discriminatory basis.

Subject to our acceptance, you may assign a Non-Qualified Contract during the Accumulation Period and prior to the death of an Owner by completing and returning our assignment form to our Service Center. No assignment is binding on us until we accept it, and we assume no responsibility for the validity of any assignment. Generally, an interest in a Qualified Contract may not be assigned.

If an assignment of the Contract is in effect on the Annuity Date, we reserve the right to pay the assignee, in one sum, that portion of the Contract Value (less any applicable premium taxes) to which the assignee appears to be entitled. Amounts payable during the Annuity Period may not be assigned or encumbered (to the extent permitted by law, annuity payments are not subject to levy, attachment or other judicial process for the payment of the payee's debts or obligations). An assignment may be a taxable event and may subject


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
you to immediate tax liability and to a 10% tax penalty. (See "FEDERAL TAX MATTERS") You, therefore, should consult a qualified tax adviser regarding the tax consequences of an assignment.

Any claim is subject to proof of interest of the assignee. You are solely responsible for the validity or effect of any assignment.


B. PURCHASE PAYMENT BONUS

Each time you make a Purchase Payment, we will credit an additional amount to your Contract Value--the PPB. Each PPB we calculate is equal to 4% of the Purchase Payment. All PPBs become part of the Contract Value at the same time and are allocated in the same manner and percentage as the corresponding Purchase Payment. PPBs are not considered to be Purchase Payments.

We use a portion of the mortality and expense risk charge and the withdrawal charge to fully or partially offset PPBs credited to the Contract. These and other expenses for the Contract may be higher than the expenses for a similar contract that does not credit a PPB. Over time, the amount of the PPBs credited to your Contract may be more than offset by the higher withdrawal charges and mortality and expense risk charges. We expect to make a profit from these charges.

It is important to remember that this Contract is a long-term investment. Carefully consider your need to make withdrawals from or surrender the Contract in the short-term as your expenses can outweigh the benefits of the PPB. We issue other variable annuity contracts that do not offer PPBs but have lower fees and charges and may provide larger contract values upon surrender than the Contract, depending on the performance of your chosen Subaccounts and the differences in fees and charges. You should carefully consider whether the Contract is the best product for you. Generally the Contract is most suited for those who intend to hold it for a relatively long time. We encourage you to talk with your agent and determine whether or not the Contract is appropriate for you.

The PPB is not considered to be an "investment in the contract" for income tax purposes. (See "Federal Income Taxes")


C. LIMITATIONS ON YOUR PURCHASE PAYMENT BONUS

There are important limitations on your PPB. These limitations are:

      - We will recapture the PPB credited to your Contract Value if you return the Contract during the free look period. However, we will assume the risk of loss (and keep the investment gain) on the PPB. We will also return the mortality and expense risk charge, the administration charge, and any other charges proportionality attributable to the PPB.

      - We reserve the right to not credit your Contract Value with a PPB if at the time a Purchase Payment is made, the sum of partial withdrawals and loans made under the Contract exceeds the sum of Purchase Payments and loan repayments.


D. THE ACCUMULATION PERIOD

1. APPLICATION OF PURCHASE PAYMENTS

You select allocation of Purchase Payments to the Subaccount(s) and the Fixed Account, if permitted. The PPB will be allocated in the same manner and proportion as the Purchase Payment allocation. When you allocate Purchase Payments and corresponding PPBs to a Subaccount, we credit Accumulation Units to that Subaccount based on the value of an Accumulation Unit, as computed after we receive the Purchase Payment at our Service Center. If we receive a Purchase Payment at our Service Center before the close of business on the Valuation Date, we will credit Accumulation Units based on Accumulation Unit values determined at the end of that Valuation Date. If we receive a Purchase Payment at our Service Center on or


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
after the close of business on the Valuation Date, we will credit Accumulation Units based on Accumulation Unit values determined at the end of the next Valuation Date. Purchase Payments (and corresponding PPBs) allocated to the Fixed Account begin earning interest one day after we receive them.

We will credit an initial Purchase Payment (and corresponding PPB) no later than the end of the second Valuation Date following the Valuation Date we receive the Purchase Payment at our Service Center, provided that the Purchase Payment is preceded or accompanied by an application that contains sufficient information to establish an account and properly credit such Purchase
Payment.

After the initial purchase, we determine the number of Accumulation Units credited by dividing the Purchase Payment (and corresponding PPB) allocated to a Subaccount by the Subaccount's Accumulation Unit value, as computed after we receive the Purchase Payment. After we determine the number of Accumulation Units credited, the number of Accumulation Units will not change due to investment experience. Accumulation Unit value varies to reflect the investment experience of the Subaccount and the assessment of charges against the Subaccount. We reduce the number of Accumulation Units when we assess the contract fee and the GLWB Rider charge (if you elected the GLWB rider prior to its discontinuance on June 1, 2009).

If we are not provided with information sufficient to establish a Contract or to properly credit the initial Purchase Payment, we will promptly request the necessary information. If the requested information is not furnished within five business days after we receive the initial Purchase Payment, or if we determine that we cannot otherwise issue the Contract within the five day period, we will return the initial Purchase Payment to you, unless you consent to our retaining the initial Purchase Payment until the application is completed. If we receive the information sufficient to establish a Contract, we will issue the Contract and allocate the Purchase Payment no later than the end of the second Valuation Date following the Valuation Date we receive the missing information.

We may issue a Contract without a signed application if:

      - an agent's broker-dealer provides us with application information, electronically or in writing,

      - we receive the initial Purchase Payment, and

      - you confirm in writing, after the Contract is delivered, that all information in the Contract is correct.

If you submit your application, initial Purchase Payment, and/or subsequent Purchase Payments to your agent, we will not begin processing your purchase order until we receive the application and Purchase Payment from your agent's broker-dealer.

Some of the Funds reserve the right to delay or refuse purchase requests from the Separate Account, as may be further described in their prospectuses and/or statements of additional information. Therefore, if you request a transaction under your Contract that is part of a purchase request delayed or refused by a Fund, we will be unable to process your request. In that event, we will notify you promptly in writing or by telephone.

If you elected the GLWB Rider prior to its discontinuance on June 1, 2009, we will restrict the Investment Options to which you may allocate Purchase Payments. (See APPENDIX D--GUARANTEED LIFETIME WITHDRAWAL BENEFIT ("GLWB") RIDER.)


2. ACCUMULATION UNIT VALUE

Each Subaccount has Accumulation Unit values for each combination of asset based charges. When Purchase Payments (and corresponding PPBs) are allocated to a Subaccount, the number of units credited is based on the Subaccount's applicable Accumulation Unit value at the end of the current Valuation Period. When amounts are transferred out of or deducted from a Subaccount, units are redeemed in a


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
similar manner. Generally, we determine the value of an Accumulation Unit as of the close of business on each Valuation Date.

The Accumulation Unit value at the end of each subsequent Valuation Period is the relevant investment experience factor for that Valuation Period times the Accumulation Unit value for the preceding Valuation Period.

Each Subaccount has its own investment experience factor for each combination of charges. The investment experience of the Separate Account is calculated by applying the investment experience factor to the Accumulation Unit value in each Subaccount during a Valuation Period.

The investment experience factor of a Subaccount for any Valuation Period is determined by the following formula:

       (1 divided by 2) minus 3, where:

             (1)   is:

                   - the net asset value per share of the Fund held in the
                     Subaccount as of the end of the current Valuation Period; plus

                   - the per share amount of any dividend or capital gain
                     distributions made by the Fund held in the Subaccount, if the "ex-dividend" date occurs during the current Valuation Period; plus or minus

                   - a charge or credit for any taxes reserved for the current
                     Valuation Period which we determine have resulted from the investment operations of the Subaccount;

             (2) is the net asset value per share of the Fund held in the Subaccount as of the end of the preceding Valuation Period; and

             (3) is the factor representing asset-based charges (the mortality and expense risk charge, the administration charge, and the Step-Up Death Benefit Rider charge (if you elect the Step-Up Death Benefit Rider).


3. CONTRACT VALUE

On any Valuation Date, the Contract Value equals the total of:

       - the number of Accumulation Units credited to each Subaccount, times

       - the value of a corresponding Accumulation Unit for each Subaccount, plus

       - your interest in the Fixed Account.


4. TRANSFERS DURING THE ACCUMULATION PERIOD

Transfers are subject to the Company's then-current rules on Disruptive Trading, as may be amended from time to time; see 5. DISRUPTIVE TRADING, below. In addition to the Disruptive Trading rules, the Contract provides that certain restrictions apply to transfers among the Subaccounts and the Fixed Account during the Accumulation Period:

       - The Contract provides (1) that the minimum amount which may be transferred is $500 for each Subaccount and Fixed Account or, if smaller, the remaining amount in the Fixed Account or a Subaccount and
         (2) that no partial transfer will be made if the remaining Contract Value of the Fixed Account or any Subaccount will be less than $100 unless the transfer will eliminate your interest in such account. The Company is currently waiving these requirements, but reserves the right to enforce the provisions in the future.

       - If you request a transfer from a specific Subaccount or from the Fixed Account, we will transfer Purchase Payments (and earnings attributable to those Purchase Payments) previously allocated or


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
        transferred to that Subaccount or to the Fixed Account, in the chronological order in which we received such Purchase Payments in the Contract. Otherwise, we will transfer Purchase Payments (and earnings attributable to those Purchase Payments) previously allocated or transferred to all Subaccounts and the Fixed Account in which you have an interest, in the chronological order in which we received such Purchase Payments in the Contract.

      - You must request transfers in excess of $250,000 per Contract, per day, through standard United States mail. We reserve the right to require transfers into and out of one Subaccount in excess of $50,000, per Contract, per day, to be requested through standard United States mail.

Transfers involving the Fixed Account may be subject to additional provisions; see APPENDIX A--MORE INFORMATION ABOUT THE FIXED ACCOUNT. Certain states may also impose restrictions on payments and transfers to the Fixed Account.

Any transfer request must clearly specify the amount which is to be transferred and the names of the Subaccounts and/or the Fixed Account that are affected.

If you authorize a third party to transact transfers on your behalf, we will reallocate the Contract Value pursuant to the third party's instructions. However, we take no responsibility for any third party asset allocation or investment advisory service or program. We may suspend, limit, or cancel acceptance of a third party's instructions at any time and may restrict the Investment Options available for transfer under third party authorizations.

We will make transfers pursuant to proper written or telephone instructions to our Service Center that specify in detail the requested changes. Transfers involving a Subaccount will be based upon the Accumulation Unit values determined following our receipt of complete transfer instructions. If we receive a transfer request at our Service Center before the close of business on the Valuation Date, we will process the request based on Accumulation Unit values determined at the end of that Valuation Date. If we receive a transfer request at our Service Center on or after the close of business on the Valuation Date, we will process the request based on Accumulation Unit values determined at the end of the next Valuation Date. If you or your authorized representative call us to request a telephone transfer but have not given instructions to us prior to the close of business on the Valuation Date, even if due to our delay in answering your call, we will consider your telephone transfer request to be received after the close of business on the Valuation Date.

We may suspend, modify or terminate the transfer provisions. If you submit a request for a transfer that is no longer permitted, we will notify you in writing that the transaction is not permissible.

Some of the Funds reserve the right to delay or refuse purchase requests from the Separate Account, as may be further described in their prospectuses and/or statements of additional information. Therefore, if you request a transaction under your Contract that is part of a purchase request delayed or refused by a Fund, we will be unable to process your request. In that event, we will notify you promptly in writing or by telephone.

If you elected the GLWB Rider prior to its discontinuance on June 1, 2009, we will restrict the Investment Options to which you may transfer Contract Value. (See APPENDIX D--GUARANTEED LIFETIME WITHDRAWAL BENEFIT ("GLWB") RIDER.)

Any transfer request must clearly specify the amount which is to be transferred and the names of the Subaccounts and/or the Fixed Account that are affected.

If you authorize a third party to transact transfers on your behalf, we will reallocate the Contract Value pursuant to the third party's instructions. However, we take no responsibility for any third party asset allocation or investment advisory service or program. We may suspend, limit, or cancel acceptance of a third party's instructions at any time and may restrict the Investment Options available for transfer under third party authorizations.



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We will make transfers pursuant to proper written or telephone instructions to our Service Center that specify in detail the requested changes. Transfers involving a Subaccount will be based upon the Accumulation Unit values determined following our receipt of complete transfer instructions. If we receive a transfer request at our Service Center before the close of business on the Valuation Date, we will process the request based on Accumulation Unit values determined at the end of that Valuation Date. If we receive a transfer request at our Service Center on or after the close of business on the Valuation Date, we will process the request based on Accumulation Unit values determined at the end of the next Valuation Date. If you or your authorized representative call us to request a telephone transfer but have not given instructions to us prior to the close of business on the Valuation Date, even if due to our delay in answering your call, we will consider your telephone transfer request to be received after the close of business on the Valuation Date.

We may suspend, modify or terminate the transfer provisions. If you submit a request for a transfer that is no longer permitted, we will notify you in writing that the transaction is not permissible.

Some of the Funds reserve the right to delay or refuse purchase requests from the Separate Account, as may be further described in their prospectuses and/or statements of additional information. Therefore, if you request a transaction under your Contract that is part of a purchase request delayed or refused by a Fund, we will be unable to process your request. In that event, we will notify you promptly in writing or by telephone.

If you elected the GLWB Rider prior to its discontinuance on June 1, 2009, we will restrict the Investment Options to which you may transfer Contract Value. (See APPENDIX D--GUARANTEED LIFETIME WITHDRAWAL BENEFIT ("GLWB") RIDER.)


5. DISRUPTIVE TRADING

The Contract is not designed for use by individuals, professional market timing organizations, or other entities that engage in short-term trading, frequent transfers, programmed transfers or transfers that are large in relation to the total assets of a Fund (collectively, "Disruptive Trading"). These activities may require the Fund to maintain undesirable large cash positions or frequently buy or sell portfolio securities. Such transfers may dilute the value of the Fund's shares, interfere with the efficient management of the Fund's portfolio, and increase brokerage and administrative costs of the Funds. As a result, Disruptive Trading may adversely affect a Fund's ability to invest effectively in accordance with its investment objectives and policies, and may harm other Contract Owners and other persons who may have an interest in the Contract (e.g. Annuitants and Beneficiaries.)

In order to protect our Contract Owners and the Funds from potentially harmful trading activity, we utilize certain policies and procedures that are designed to detect and prevent disruptive trading among the Funds (the "Disruptive Trading Procedures"). Our Disruptive Trading Procedures consider certain factors in order to identify Disruptive Trading activity, including the following:

      - the number of transfers made over a period of time;

      - the length of time between transfers;

      - whether the transfers follow a pattern that appears to be designed to take advantage of short term market fluctuations, particularly within certain Funds;

      - the dollar amount(s) requested for transfers; and

      - whether the transfers are part of a group of transfers made by a third party on behalf of several individual Contract Owners; and

      - the investment objectives and/or size of the Funds.



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
We may increase our monitoring of Contract Owners who engage in what we perceive to be disruptive trading, including investigating the transfer patterns within multiple contracts owned by the same Contract Owners. We may also investigate any patterns of disruptive trading identified by the Funds that may not have been captured by our Disruptive Trading Procedures.

If we determine you are engaged in disruptive trading, we may take one or more actions in an attempt to halt such trading. Your ability to make transfers is subject to modification or restriction if we determine, in our sole opinion, that your exercise of the transfer privilege may disadvantage or potentially harm the rights or interests of other Contract Owners (or others having an interest in the Contract). Our restrictions may take various forms, but under our current Disruptive Trading Procedures will include loss of telephone, fax, overnight mail, or Internet transfers. This means that we would accept only written transfer requests with an original signature transmitted to us at our Service Center and only by standard United States mail. We may also restrict the transfer privileges of others acting on your behalf, including your agent or an asset allocation or investment advisory service. We may also limit the number of transfers you may make during a calendar year and we may limit the number of times you may transfer Contract Value into particular Subaccounts during a calendar year. Subject to the terms of the Contract, we reserve the right to impose, without prior notice, additional or alternate restrictions on allocations and transfers that we determine, in our sole discretion, will disadvantage or potentially hurt the rights or interests of other Contract Owners or other holders of the Funds. We will reverse any transactions inadvertently processed in contravention of our restrictions within two days of the date the inadvertently processed transaction occurred.

Our Disruptive Trading Procedures may vary among the Subaccounts. Some of the Funds have reserved the right to temporarily or permanently refuse payments or transfer requests from us if, in the judgment of the Fund's investment adviser, the Fund would be unable to invest effectively in accordance with its investment objective or policies, or would otherwise potentially be adversely affected. If a Fund refuses a transfer request from us, we may not be able to effect certain allocations or transfers that a Contract Owner has requested. Some Funds may impose redemption fees on short-term trading (i.e., redemptions of mutual fund shares within a certain number of business days after purchase). We reserve the right to administer and collect any such redemption fees on behalf of the Funds.

The Funds may have adopted their own policies and procedures with respect to excessive trading of their respective shares, and we reserve the right to enforce these policies and procedures. The prospectuses for the Funds describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. You should be aware that we currently may not have the contractual obligation or the operational capacity to apply the Funds' excessive trading policies and procedures. However, under SEC rules, we are required to: (1) enter into a written agreement with each Fund or its principal underwriter that obligates us to provide to the Fund promptly upon request certain information about the trading activity of individual Contract Owners, and (2) execute instructions from the Fund to restrict or prohibit further purchases or transfers by specific Contract Owners who violate the excessive trading policies established by the Fund.

You should be aware that the purchase and redemption orders received by the Funds generally are "omnibus" orders from intermediaries such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and/or individual Owners of variable insurance contracts. The omnibus nature of these orders may limit the Funds' ability to apply their respective disruptive trading policies and procedures. We cannot guarantee that the Funds (and thus our Contract Owners) will not be harmed by transfer activity relating to the retirement plans and/or other insurance companies that may invest in the Funds. In addition, if a Fund believes that an omnibus order we submit may reflect one or more transfer requests from Contract Owners engaged in disruptive trading activity, the Fund may reject the entire omnibus order.



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We will apply our Disruptive Trading Procedures consistently without special arrangement, waiver, or exception. However, the Company's ability to detect and deter Disruptive Trading and to consistently apply the Disruptive Trading Procedures may be limited by operational systems and technological limitations. Contract Owners seeking to engage in such transfer activities may employ a variety of strategies to avoid detection. Because identifying Disruptive Trading involves judgments that are inherently subjective, the Company cannot provide assurances that its Disruptive Trading Procedures will detect every Contract Owner who engages in disruptive trading. In addition, the terms of some contracts previously issued by the Company, historical practices or actions, litigation, or certain regulatory restrictions may limit the Company's ability to apply transfer or other restrictions.

If we are unable to detect Disruptive Trading or are unable to restrict Disruptive Trading because of contract provisions or other reasons, you may experience dilution in the value of your Fund shares. There may be increased brokerage and administrative costs within the Funds, which may result in lower long-term returns for your investments. Additionally, because other insurance companies and/or retirement plans may invest in the Funds, we cannot guarantee that the Funds will not suffer harm from disruptive trading within the variable contracts issued by other insurance companies or among Investment Options available to retirement plan participants.


6. WITHDRAWALS AND SURRENDERS DURING THE ACCUMULATION PERIOD

You may make a partial withdrawal subject to the restrictions set forth below. You also may withdraw all of the Withdrawal Value and surrender the Contract. You should carefully consider taking partial withdrawals or surrendering your Contract, as the following may apply:

     - You may withdraw up to the Free Withdrawal Amount in any Contract Year and we will not assess a withdrawal charge. However, if you withdraw more than the Free Withdrawal Amount in any Contract Year, the excess amount withdrawn may be subject to a withdrawal charge. We also may assess a withdrawal charge upon surrender of the Contract, although we will first apply the Free Withdrawal Amount. (See "WITHDRAWAL
        CHARGE")

     - Withdrawals and surrenders may be subject to federal and state income tax and a 10% penalty tax. (See "FEDERAL TAX MATTERS")

     - Partial withdrawals reduce your Contract Value and your death benefit. (See "DEATH BENEFITS") Certain withdrawals also may reduce the value of the guarantees provided by the GLWB Rider. (See APPENDIX D--GUARANTEED LIFETIME WITHDRAWAL BENEFIT ("GLWB") RIDER.)

     - Your ability to withdraw or surrender may be limited by the terms of a qualified plan such as Section 403(b) plans. (See "FEDERAL TAX MATTERS")

     - We may assess the contract fee and a pro rata portion of the GLWB Rider charge upon full surrender. (See "CONTRACT FEE" and "GLWB RIDER CHARGE," and see APPENDIX D--GUARANTEED LIFETIME WITHDRAWAL BENEFIT ("GLWB") RIDER.)

     - We may assess premium taxes on partial withdrawals and surrenders. (See "STATE PREMIUM TAXES")

You may request a partial withdrawal subject to the following:

     - You must leave at least $100 in each Investment Option after a withdrawal unless the account is eliminated by the withdrawal.

     - We will limit a withdrawal from the Fixed Account to an amount that equals the Fixed Account Contract Value less Debt, less any premium taxes and withdrawal charge that would apply to the total withdrawal of the Fixed Account Contract Value at the time that you make the withdrawal, and less interest for one calendar year on any loan at the time that you make the withdrawal.



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      - At least $500 of Contract Value must remain in the Contract after the withdrawal or we will surrender your Contract (which means that withdrawal charges, federal and state income taxes and tax penalties, and premium taxes may apply).

      - Direct transfers, rollovers, and 1035 exchanges are not permitted if there is an outstanding loan.

      - If you request a withdrawal from a specific Subaccount or from the Fixed Account, we will reduce Purchase Payments (and PPBs and earnings attributable to those Purchase Payments and PPBs) previously allocated or transferred to that Subaccount or to the Fixed Account, in the chronological order in which we received such Purchase Payments in the Contract. Otherwise, withdrawals will reduce Purchase Payments (and PPBs and earnings attributable to those Purchase Payments and PPBs) previously allocated or transferred to all Subaccounts and the Fixed Account in which you have an interest, in the chronological order in which we received such Purchase Payments in the Contract.

Election to withdraw (including the withdrawal amount) shall be made in writing to us at our Service Center and should be accompanied by the Contract if surrender is requested. The Withdrawal Value attributable to the Subaccounts is determined on the basis of the Accumulation Unit values calculated after we receive the request. If we receive a withdrawal or surrender request at our Service Center before the close of business on the Valuation Date, we will process the request based on Accumulation Unit values determined at the end of that Valuation Date. If we receive a withdrawal or surrender request at our Service Center on or after the close of business on the Valuation Date, we will process the request based on Accumulation Unit values determined at the end of the next Valuation Date.

If your Contract was issued pursuant to a 403(b) plan, we generally are required to confirm, with your 403(b) plan sponsor or otherwise, that withdrawals, transfers or surrenders you request comply with applicable tax requirements and to decline requests that are not in compliance. We will defer such payments you request until all information required under the tax law has been received. By requesting a withdrawal, transfer or surrender, you consent to the sharing of confidential information about you, the Contract, and transactions under the Contract and any other 403(b) contracts or accounts you have under the 403(b) plan among us, your employer or plan sponsor, any plan administrator or recordkeeper, and other product providers.

The surrender rights of Owners who are participants in the Texas Optional Retirement Program (Texas ORP) are restricted. A participant in the Texas ORP must obtain a certificate of termination from the participant's employer before a Contract can be redeemed. Participants in the Texas Optional Retirement System may transfer their Withdrawal Value to another approved provider as permitted under the Texas Optional Retirement System. In those states adopting similar requirements for optional retirement programs, we will follow similar procedures. Please note that the Texas ORP does not restrict transfers within a Contract, and thus participants are permitted to make transfers of Contract Value among the Investment Options.

If you elected the GLWB Rider prior to its discontinuance on June 1, 2009, special withdrawal rules apply. (See APPENDIX D--GUARANTEED LIFETIME WITHDRAWAL BENEFIT ("GLWB") RIDER.)


7. DEATH BENEFITS

The following section describes the death benefits we currently make available under the Contract if an Owner dies before the Annuity Date. We will calculate the death benefit on the Valuation Date we receive due proof of the Owner's death. Any death benefit payment we make in excess of your Contract Value is subject to our financial strength and claims-paying ability.

STANDARD DEATH BENEFIT

If you have not elected the Step-Up Death Benefit Rider and an Owner's death occurs prior to the older Owner's 75th birthday, the death benefit will be equal to the greater of (A) or (B), less any premium taxes, where:

      (A) = The Contract Value less Debt, on the Valuation Date we receive due proof of death;

      (B) = The Purchase Payment Value (described below) less Debt, on the Valuation Date we receive due proof of death.

If you have not elected the Step-Up Death Benefit Rider and an Owner's death occurs on or after the older Owner's 75th birthday, the death benefit will be equal to (A) above, less any premium taxes.

The Purchase Payment Value on the Date of Issue is equal to the initial Purchase Payment (not including the corresponding PPB), less any premium taxes. We will increase the Purchase Payment Value by the amount of each subsequent Purchase Payment (not including the corresponding PPB), less any premium taxes. The Purchase Payment Value after a withdrawal will be equal to the lesser of:

      (a) The Purchase Payment Value immediately prior to the withdrawal minus the amount of the withdrawal (including any withdrawal charges, premium taxes, and federal and state income taxes and penalty taxes);

      (b) The Purchase Payment Value immediately prior to the withdrawal multiplied by the Proportional Reduction Factor below.

          The Proportional Reduction Factor is equal to (1) divided by (2), where:

          (1) is the Contract Value after the withdrawal, and

          (2) is the Contract Value immediately prior to the withdrawal.


EXAMPLE:

      Contract Value = $80,000
      Purchase Payment Value = $100,000
      Debt = $0

If a withdrawal (including any withdrawal charges, premium taxes, and federal and state income taxes and penalty taxes) of $20,000 is taken, we follow the steps below to recalculate the Purchase Payment Value after the withdrawal:

      - STEP 1:    We calculate the Contract Value after the withdrawal. This is the Contract Value immediately prior the withdrawal minus the amount of the withdrawal (including any withdrawal charges, premium taxes, and federal and state income taxes and penalty taxes). ($80,000 - $20,000 = $60,000)

      - STEP 2:    We calculate the Proportional Reduction Factor. The
        Proportional Reduction Factor is the Contract Value after the withdrawal divided by the Contract Value immediately prior to the withdrawal. ($60,000 / $80,000 = 75%)

      - STEP 3:    We calculate the Purchase Payment Value after the
        withdrawal. This is the lesser of:

            (a) The Purchase Payment Value immediately prior to the withdrawal minus the amount of the withdrawal (including any withdrawal charges, premium taxes, and federal and state income taxes and penalty taxes) = $100,000 - $20,000 = $80,000

            (b) The Purchase Payment Value immediately prior to the withdrawal multiplied by the Proportional Reduction Factor = $100,000 x 75% = $75,000

      = Lesser of $80,000 and $75,000 = $75,000

If you elected the GLWB Rider prior to its discontinuance on June 1, 2009, we may pay a death benefit in excess of the standard death benefit. (See APPENDIX D--GUARANTEED LIFETIME WITHDRAWAL BENEFIT ("GLWB") RIDER.)


STEP-UP DEATH BENEFIT RIDER

We currently offer one optional enhanced death benefit under the Contract: the Step-Up Death Benefit Rider. We may discontinue the offering of the Step-Up Death Benefit Rider at any time. The Step-Up Death Benefit Rider may not be available in all states.

The calculation of benefits under the Step-Up Death Benefit Rider changes after you attain age 81 and certain increases in benefits cease after that age. Therefore, the Step-Up Death Benefit Rider may not be appropriate depending on your proximity to age 81. Prior to electing the Step-up Death Benefit Rider, you should carefully consider the benefits available based on your age and consult with your financial adviser to assist you in determining whether to elect the Step-Up Death Benefit Rider.

You may elect the Step-Up Death Benefit Rider only if the older Owner is age 79 or younger at the Date of Issue. We deduct a daily charge from your Contract Value for the Step-Up Death Benefit Rider equal to 0.20%, on an annual basis. (See "STEP-UP DEATH BENEFIT RIDER CHARGE") We do not assess a charge for the Step-Up Death Benefit Rider on amounts allocated to the Fixed Account. You may elect the Step-Up Death Benefit Rider only on the initial Contract application. You cannot elect the Step-Up Death Benefit Rider after the Date of Issue.

If you elect the Step-Up Death Benefit Rider, the death benefit will be equal to the greater of (A) or (B), less any premium taxes, where:

      (A) = The Contract Value less Debt, on the Valuation Date we receive due proof of death;

      (B) = The Step-Up Value (described below) less Debt, on the Valuation Date we receive due proof of death.

The Step-Up Value on the Date of Issue is equal to the initial Purchase Payment (not including the corresponding PPB), less any premium taxes. We will increase the Step-Up Value by the amount of each subsequent Purchase Payment (not including the corresponding PPB), less any premium taxes. The Step-Up Value after a withdrawal will be equal to the lesser of:

      1. The Step-Up Value immediately prior to the withdrawal minus the amount of the withdrawal (including any withdrawal charges, premium taxes, and federal and state income taxes and penalty taxes); or

      2. The Step-Up Value immediately prior to the withdrawal multiplied by the Proportional Reduction Factor below.

           The Proportional Reduction Factor is equal to (a) divided by (b), where:

          (a)    is the Contract Value after the withdrawal, and

          (b)    is the Contract Value immediately prior to the withdrawal.

On each Contract Anniversary prior to the older Owner's 81st birthday, we will recalculate the Step-Up Value to equal the greater of:

      1.   The Contract Value on that Contract Anniversary; and

      2.   The current Step-Up Value on that Contract Anniversary.

If an Owner dies prior to a Contract Anniversary and the Valuation Date we receive due proof of death falls on or after that anniversary, we will not recalculate the Step-Up Value on that anniversary.

See the "STANDARD DEATH BENEFIT" above for an example of how we adjust the death benefit values for withdrawals.

You may not terminate the Step-Up Death Benefit Rider once it is in effect. It will remain in force unless it is terminated as set forth below. The Step-Up Death Benefit Rider will automatically terminate on the earliest of:

      1.   the Annuity Date;

      2. the Valuation Date that we receive due proof of death of the Owner (in the case of a spousal continuation, the spouse may elect the Step-Up Death Benefit Rider if we offer it at that time); or

      3.   termination or surrender of the Contract.

All charges for the Step-Up Death Benefit Rider will cease upon termination.

If you elected the GLWB Rider prior to its discontinuance on June 1, 2009, we may pay a death benefit in excess of the Step-Up Death Benefit Rider. (See APPENDIX D--GUARANTEED LIFETIME WITHDRAWAL BENEFIT ("GLWB") RIDER.)


PAYMENT OF DEATH BENEFITS

If there is only one Owner under the Contract, we will pay the death benefit to the Beneficiary upon the death of such Owner before the Annuity Date. Upon the death of a joint Owner before the Annuity Date, we will pay the death benefit to the surviving joint Owner. We will pay the death benefit upon the first to die of any joint Owners.

If any Owner is not a natural person, (1) we will treat each Annuitant under the Contract as an Owner for death benefit payment purposes and we will pay the death benefit upon the death of any Annuitant, and (2) if the Annuitant has changed since the issue date of the Contract, the death benefit will be the Withdrawal Value.

We will pay the death benefit to the Beneficiary (or joint Owner, if applicable) after we receive due proof of death. We will then have no further obligation under the Contract. The Valuation Date on which we receive all required paperwork is the date the Contract is tendered for redemption and the date for calculation of the benefits.

Due proof of death means our receipt of a certified death certificate and all necessary claim paperwork, the return of the Contract and such other information we may require to process the death benefit. If we receive due proof of death at our Service Center before the close of business on the Valuation Date, we will calculate the death benefit based on Accumulation Unit values determined at the end of that Valuation Date. If we receive a due proof of death at our Service Center on or after the close of business on the Valuation Date, we will calculate the death benefit based on Accumulation Unit values determined at the end of the next Valuation Date.

When multiple Beneficiaries are involved, death benefits cannot be determined until we receive the complete death benefit claim in good order, that is, receipt of proper elections from all Beneficiaries as well as proof of death.

The death benefit may be paid in a lump sum. The Beneficiary (or the surviving joint Owner) may defer this sum for up to five years from the date of death. Instead of a lump sum payment, the Beneficiary or the surviving joint Owner, as the case may be, may elect to have the death benefit distributed as stated in Annuity Option 1 for a period not to exceed the Beneficiary's (or the surviving joint Owner's) life expectancy; or Annuity Option 2 or 3 based upon the life expectancy of the Beneficiary (or the surviving joint Owner) provided with respect to Annuity Option 3 that such life expectancy exceeds the certain period of 10 years. (See "THE ANNUITY PERIOD" for a description of the Annuity Options.) The Beneficiary (or the surviving joint Owner) must make this election within 60 days of the time we receive due proof of death, and distribution under these annuity payment options must commence within one year of the date of death. If the death benefit is requested in a form other than a lump sum and the death benefit is greater than the Contract Value, we will credit the amount of the death benefit that exceeds the Contract Value to the Goldman Sachs VIT Money Market Subaccount. If, however, the Goldman Sachs VIT Money Market Subaccount is not available as an Investment Option under the Contract at that time, then we will credit the death benefit among the Investment Options in the same proportion that the value of each Investment Option bears to the total Contract Value.

If the Beneficiary is not a natural person the entire death benefit must be distributed within five years of your death.

If your spouse is the only Primary Beneficiary when you die, your surviving spouse may elect to be the successor Owner of the Contract by completing the spousal continuation section of the claim form submitted with due proof of your death. The date of continuance of the Contract will be the Valuation Date we receive due proof of your death. Your surviving spouse will become the Annuitant if no Annuitant is living at the time of your death. Spousal continuation will not satisfy minimum required distribution rules for Qualified Contracts other than IRAs. However, the right of a spouse to continue the Contract, and all Contract provisions relating to spousal continuation are available only to a person who meets the definition of "spouse" under Federal law. The U.S. Supreme Court has held Section 3 of the Federal Defense of Marriage Act (which purportedly did not recognize same-sex marriages, even those which are permitted under individual state laws) to be unconstitutional. Therefore, same-sex marriages recognized under state law will be recognized for federal law purposes. The Department of Treasury and the Internal Revenue Service have recently determined that for federal tax purposes, same-sex spouses will be determined based on the law of the state in which the marriage was celebrated irrespective of the law of the state in which the person resides. However, as some uncertainty remains regarding the treatment of same-sex spouses, you should consult a tax advisor for more information on this subject.

If your surviving spouse elects to become the successor Owner of the Contract on your death, thereby waiving claim to the death benefit otherwise payable, we will not pay out a death benefit on your death. Instead, we will increase the Contract Value on the Valuation Date we receive due proof of your death to equal the death benefit amount otherwise payable (if the death benefit is greater than the Contract Value), subject to the following:

      - We will credit the amount of the death benefit that exceeds the Contract Value to the Goldman Sachs VIT Money Market Subaccount. If, however, the Goldman Sachs VIT Money Market Subaccount is not available as an Investment Option under the Contract at that time, then we will credit the death benefit among the Investment Options in the same proportion that the value of each Investment Option bears to the total Contract Value.

      - We will terminate the Step-Up Death Benefit Rider if in effect as of the Valuation Date we receive due proof of your death.

      - On the date of continuance, your surviving spouse may elect the Step-Up Death Benefit Rider or any optional enhanced death benefit then offered by us. All such death benefits will be subject to the terms and conditions then in effect at the time of continuance. All charges and benefits will be calculated as if the coverage was issued to the surviving spouse on the date of continuance and the Contract Value on the date of continuance resulted from receipt of an initial Purchase Payment in that amount.

      - We will assess withdrawal charges, if any, only on Purchase Payments (and PPBs and earnings attributable to those Purchase Payments and PPBs) we receive after the date of continuance.

      - Any subsequent spouse of the surviving spouse will not be entitled to continue the Contract upon the death of the surviving spouse.

If any Owner dies on or after the Annuity Date, and before the entire interest in the Contract has been distributed, any remaining portion of such interest will be distributed at least as rapidly as under the method of distribution being used as of the date of death.

In all events, we will pay or apply the Contract's death benefit in accordance with Sections 72(s) or 401(a)(9) of the Code, as applicable.


8. LOANS

The Owner of a Contract issued as a tax sheltered annuity under Section 403(b) of the Code or with a qualified plan under Code Section 401, may request a loan (if permitted by the qualified plan) any time during the Accumulation Period. Only one loan may be outstanding on a Contract at a given time. The outstanding loan must be repaid in full before the next loan may be granted. While a loan is outstanding, you may continue to make Purchase Payments to the Contract through your 403(b) or qualified plan.

The requirements and limitations governing the availability of loans, including the maximum amount that a participant may take as a loan, are subject to the rules in the Code, IRS regulations, and our procedures in effect at the time a loan is made. In the case of loans made under Contracts which are subject to the Employee Retirement Income Security Act of 1974 ("ERISA"), additional requirements and limitations will apply such as those under the terms of the plan, Department of Labor regulations and ERISA. Because the rules governing loans under Code Section 403(b) contracts and ERISA qualified plans are complicated, you should consult your tax adviser before exercising the loan privilege. Failure to meet the requirements for loans may result in adverse income tax consequences to you. The loan agreement you sign will describe the restrictions and limitations applicable to the loan at the time you apply. For loans subject to ERISA, you also may wish to consult your plan administrator.

The maximum loan available is the Fixed Account Contract Value, less any premium taxes and withdrawal charge that would apply to the total withdrawal of the Fixed Account Contract Value at the time that you make the loan, and less interest for one calendar year on the loan at the time that you make the loan.

Federal tax law further restricts the total amount of your plan loans to the lesser of (i) 50,000, reduced by the excess of the highest outstanding balance of your loans during the one-year period preceding the date of a loan, over the outstanding balance of your loans, or (ii) the greater of 50% of your plan account value or $10,000. We may defer granting a loan for six months from the date we receive the written loan request at our Service Center.

Federal tax law requires loans to be repaid in a certain manner and over a certain period of time. For example, loans generally are required to be repaid within five years (except in cases where the loan was used to acquire the principal residence of the plan participant), with repayments made at least quarterly and in substantially level amortized payments over the term of the loan. Failure to make a loan repayment when due will result in adverse tax income tax consequences to you.

Interest will be charged on your loan amount. If your Contract is not subject to ERISA, the interest rate charged is 5.5%. If your Contract is subject to ERISA, the interest rate charged is based on Moody's Corporate Bond Yield Average--Monthly Average Corporates (rounded to the nearest 0.25%). We are not responsible for determining whether this rate is a "reasonable interest rate" as required by ERISA and we make no representations to that effect.

While a loan is outstanding, we will credit the value securing the loan with interest at the daily equivalent of the annual loan interest rate charged reduced by 2.5%, instead of the current interest rate credited to the Fixed Account. This rate will never be lower than the minimum guaranteed Fixed Account interest rate.

If there is an outstanding loan balance when the Contract is surrendered or annuitized, or when a death benefit is paid, the amount payable will be reduced by the amount of the loan outstanding plus accrued interest. In addition, loans, whether or not repaid, will have a permanent effect on the Contract Value because the investment results of the Investment Options will apply only to the unborrowed portion of the

Contract Value. The longer a loan is unpaid, the greater the effect is likely to be. The effect could be favorable or unfavorable. If investment results are greater than the rate being credited on amounts held in your loan account while your loan is unpaid, your Contract Value will not increase as rapidly as it would have if no loan were unpaid. If investment results are below that rate, your Contract Value will be greater than it would have been had no loan been outstanding. We will apply any repayment of Debt first to reduce that part of the Debt that can be attributed to interest, and then to that part of the Debt that can be attributed to principal.

You may repay the Debt in full or in part at any time prior to the Annuity Date. If the Debt equals or exceeds the Fixed Account Contract Value, less any premium taxes and withdrawal charge that would apply to the total withdrawal of the Fixed Account Contract Value, your interest in the Fixed Account will terminate. The termination occurs thirty-one days after we mail notice of termination to your last known address and that of any assignee of record.

If we receive a loan request at our Service Center before the close of business on the Valuation Date, we will process the request based on Accumulation Unit values determined at the end of that Valuation Date. If we receive a loan request at our Service Center on or after the close of business on the Valuation Date, we will process the request based on Accumulation Unit values determined at the end of the next Valuation Date.

Please note that if you elected the GLWB Rider prior to its discontinuance on June 1, 2009, the loan privilege is not available to you. (See APPENDIX D--GUARANTEED LIFETIME WITHDRAWAL BENEFIT ("GLWB") RIDER.)


9. TELEPHONE AND FACSIMILE TRANSACTIONS

We currently permit requests for transfers to be submitted by telephone by calling 1-800-457-8803. Before telephone transfer instructions will be honored, you must complete a telephone transfer authorization. We also currently permit requests for certain financial transactions to be submitted by facsimile at 785-228-4539. We reserve the right to discontinue telephone and/or facsimile requests at any time.

We will employ reasonable procedures to determine that these transactions are genuine. There are risks associated with telephone and facsimile transactions that do not occur if an original handwritten request is submitted. Anyone authorizing or making telephone or facsimile requests bears those risks. We will not be liable for any liability or losses resulting from unauthorized or allegedly unauthorized telephone or facsimile requests that we believe are genuine. We may record telephone requests.

Also, telephone and facsimile transactions may not always be available, and telephone and facsimile systems, whether yours, your service provider's or your agent's, can experience outages or slowdowns for a variety of reasons (such as natural disasters, man-made disasters, or simply because of a high number of calls or facsimiles, which is likely to occur during periods of high market turbulence). These outages or slowdowns may prevent or delay our receipt and/or processing of your request. If you are experiencing problems, you should make your request in writing to our Service Center.

                        CONTRACT CHARGES AND EXPENSES

We deduct the following charges and expenses:

      - mortality and expense risk charge;

      - contract fee;

      - withdrawal charge;

      - commutation charge;

      - premium tax;

      - administration charge;

      - Step-Up Death Benefit Rider Charge (if applicable); and

      - GLWB Rider charge (if applicable).

We may receive compensation from the investment advisers of the Funds for services related to the Funds. (See "THE FUNDS")

Subject to certain expense limitations, investment management fees and other Fund expenses are indirectly borne by you.

The fees and charges we deduct under the Contract may result in a profit to us.


A. ASSET-BASED CHARGES

1. MORTALITY AND EXPENSE RISK CHARGE

We deduct a daily charge from your Separate Account Contract Value equal to 1.35%, on an annual basis, of Separate Account Contract Value. The mortality and expense risk charge reimburses us for mortality and expense risks. We deduct this charge during both the Accumulation Period and the Annuity Period.

Variable Annuity payments reflect the investment experience of each Subaccount but are not affected by changes in actual mortality experience or by actual expenses we incur.

Our mortality risk arises from two obligations. The first obligation we assume is to pay a standard death benefit that may be greater than the Withdrawal Value. The second obligation we assume is to continue making annuity payments to the Owner for the entire life of the Annuitant under Annuity Options involving life contingencies. We assume the risk that Annuitants will live beyond actuarial life expectancies.

We also assume the risk that all administrative expenses including Contract maintenance costs, administrative costs, data processing costs, and costs of other services may exceed the mortality and expense risk charge.

We expect to profit from the mortality and expense risk charge. We may use any profits for any lawful purpose including covering distribution costs. We use a portion of the mortality and expense risk charge to pay for the PPB.

2. ADMINISTRATION CHARGE

We deduct a daily charge from your Separate Account Contract Value equal to 0.15%, on an annual basis, of Separate Account Contract Value. The administration charge reimburses us for expenses incurred for administering the Contracts. These expenses include your inquiries, changes in allocations, reports to you, Contract maintenance costs, and data processing costs. The administration charge covers the average anticipated administrative expenses incurred while the Contracts are in force. There is not necessarily a direct relationship between the amount of the charge and the administrative costs of the particular Contract.

3. STEP-UP DEATH BENEFIT RIDER CHARGE

If you elect the Step-Up Death Benefit Rider, we will deduct a daily charge from your Contract Value equal to 0.20%, on an annual basis, of Separate Account Contract Value. This charge covers the cost and risk of providing the benefits guaranteed by the Step-Up Death Benefit Rider. We do not assess a charge for the Step-Up Death Benefit Rider on amounts allocated to the Fixed Account.


4. GLWB RIDER CHARGE

If you elected the GLWB Rider prior to its discontinuance on June 1, 2009, we assess an additional monthly charge for the GLWB Rider that compensates us for the costs and risks we assume in providing the benefits under the Rider.

     - In the case of GLWB Plus For One, the monthly GLWB Rider charge, which we will deduct from your Contract Value on each Monthiversary, is equal to 0.50%, on an annual basis, of the Lifetime Income Base on that Monthiversary.

     - In the case of GLWB Plus For Two, the monthly GLWB Rider charge, which we will deduct from your Contract Value on each Monthiversary, is equal to 0.75%, on an annual basis, of the Lifetime Income Base on that Monthiversary.

We reserve the right to increase the GLWB Rider charge on the effective date of each Step-Up. We guarantee, however, that the monthly GLWB Rider charge will never exceed 1.00% (for GLWB Plus For One) and 1.50% (for GLWB Plus For Two), on an annual basis, of the Lifetime Income Base on each Monthiversary. We also assess a pro rata portion of the charge upon surrender or annuitization.


B. CONTRACT FEE

During the Accumulation Period, we deduct a quarterly contract fee from your Contract Value that is equal to $30, on an annual basis. We will waive this fee for Contracts with Contract Value of $50,000 or more as of the end of each calendar quarter we would otherwise deduct the fee.

The contract fee reimburses us for expenses incurred in establishing and maintaining Contract records. We assess the contract fee at the end of each calendar quarter and upon surrender or annuitization.

When we deduct the contract fee, we will reduce Purchase Payments (and PPBs and earnings attributable to those Purchase Payments and PPBs) in the chronological order in which we received such Purchase Payments.


C. WITHDRAWAL CHARGE

We impose a withdrawal charge to reimburse us for Contract sales expense, including commissions and other distribution, promotion, and acquisition expenses. We use a portion of the withdrawal charge to pay for the PPB. For purposes of calculating the withdrawal charge on partial withdrawals and surrenders, we assume that amounts are withdrawn from Purchase Payments (and PPBs and earnings attributable to those Purchase Payments and PPBs) in the chronological order in which they were received. We apply the withdrawal charge on each Purchase Payment (and the PPB and earnings attributable to that Purchase Payment and PPB) withdrawn or surrendered during the first 8 Contribution Years following our receipt of the Purchase Payment. A Contribution Year is each Contract Year in which a Purchase Payment is made and each later year measured from the start of the Contract Year when the Purchase Payment was made. We do not impose the withdrawal charge on any Purchase Payment (or the PPB or earnings attributable to that Purchase Payment and PPB) withdrawn or surrendered more than eight Contribution Years following our receipt of that Purchase Payment. We calculate the withdrawal charge separately for each Purchase Payment (and the PPB and earnings attributable to that Purchase Payment and PPB). Total withdrawal charges assessed under a Contract will never exceed 9% of the total Purchase Payments (not including PPBs) made under the Contract.



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
Each Contract Year we guarantee that you can withdraw up to the Free Withdrawal Amount without incurring a withdrawal charge. We also apply the Free Withdrawal Amount upon full surrender of the Contract. The Free Withdrawal Amount, which will never be less than zero, is equal to (a + b) multiplied by 10% - c, where:

          a) is Contract Value less Debt prior to the withdrawal or surrender;

          b) is previous partial withdrawals made during the Contract Year (whether or not subject to withdrawal charges); and

          c) is previous partial withdrawals made during the Contract Year that were not subject to withdrawal charges.

If you elected the GLWB Rider prior to its discontinuance on June 1, 2009, Non-Excess Withdrawals and Excess Withdrawals will reduce the remaining Free Withdrawal Amount in any Contract Year. (See APPENDIX D--GUARANTEED LIFETIME WITHDRAWAL BENEFIT ("GLWB") RIDER) If you withdraw an amount in excess of the Free Withdrawal Amount, we may impose a withdrawal charge on the excess. At the time of the withdrawal or surrender, we will determine whether the amount withdrawn includes Purchase Payments (and PPBs and earnings attributable to those Purchase Payments and PPBs) that were made within the previous eight Contribution Years. We will determine the withdrawal charge percentage for each Purchase Payment (and the PPB and earnings attributable to that Purchase Payment and PPB) withdrawn as follows:


              CONTRIBUTION YEAR                                            WITHDRAWAL CHARGE
              ----------------------------------------------------------  ------------------
              First.....................................................                 8%
              Second....................................................                 8%
              Third.....................................................                 7%
              Fourth....................................................                 6%
              Fifth.....................................................                 5%
              Sixth.....................................................                 4%
              Seventh...................................................                 3%
              Eighth....................................................                 2%
              Ninth+....................................................                 0%

WITHDRAWAL CHARGE EXAMPLE


THIS EXAMPLE ILLUSTRATES THE CALCULATION OF THE FREE WITHDRAWAL AMOUNT AND THE WITHDRAWAL CHARGE

     - The values shown below assume that a Contract is issued to an Owner who is 50 years old on the Date of Issue.

     - A initial Purchase Payment of $10,000 is received on the Date of Issue. No additional Purchase Payments are received and no premium taxes apply.




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
      - All values shown below are beginning of year (and prior to any partial withdrawal requested) except for Line (5) which is middle of year.


COLUMN      (2)        (3)          (4)           (5)            (6)           (7)           (8)          (9)          (10)
------  ---------  ----------  ------------  -------------  ------------  ------------  -----------  ------------  ------------

                    PURCHASE                 HYPOTHETICAL
                     PAYMENT                   CONTRACT                                               WITHDRAWAL    WITHDRAWAL
                      (NOT                       VALUE                     WITHDRAWAL       FREE        WITHOUT     SUBJECT TO
         CONTRACT   INCLUDING     PARTIAL       BEFORE      CONTRIBUTION     CHARGE      WITHDRAWAL   WITHDRAWAL    WITHDRAWAL
LINE       YEAR       PPB)      WITHDRAWAL    WITHDRAWAL        YEAR           (%)         AMOUNT       CHARGE        CHARGE
------  ---------  ----------  ------------  -------------  ------------  ------------  -----------  ------------  ------------
(1)...       1      $10,000                    $ 10,400           1          8.00%        $ 1,040
(2)...       2                                   10,700           2          8.00%          1,070
(3)...       3                    $1,000         11,100           3          7.00%          1,110       $ 1,000       $    0
(4)...       4                       500         10,200           4          6.00%          1,020           500            0
(5)...       4                     3,600         10,000           4          6.00%            550           550        3,050
(6)...       5                                    6,700           5          5.00%            670
(7)...       6                                    6,900           6          4.00%            690
(8)...       7                                    7,400           7          3.00%            740
(9)...       8                                    7,900           8          2.00%            790
(10)..       9                                    8,400           9          0.00%            840
(11)..      10                     5,000          8,900          10          0.00%            890           890        4,110


COLUMN     (11)          (12)
------  -----------  ------------


                       CONTRACT
        WITHDRAWAL       VALUE
          CHARGE         AFTER
LINE        ($)       WITHDRAWAL
------  -----------  ------------
(1)...                 $ 10,400
(2)...                   10,700
(3)...     $   0         10,100
(4)...         0          9,700
(5)...       183          6,400
(6)...                    6,700
(7)...                    6,900
(8)...                    7,400
(9)...                    7,900
(10)..                    8,400
(11)..         0          3,900

------------------------------
COLUMN NOTES:

Col (5) Includes the impact of Purchase Payments, PPB's, partial withdrawals, contract fees and charges, and investment performance.

Col (6) A Contribution Year is each Contract Year in which a Purchase Payment is made and each later year measured from the start of the Contract Year in which the Purchase Payment was made. In a Contract with a single Purchase Payment, Contribution Years are equal to Contract Years.

Col (7) The withdrawal charge percentage applicable to the withdrawal of a Purchase Payment (and PPB and earnings attributable to that Purchase Payment and PPB) is based on the Contribution Year of the Purchase Payment (and PPB and earnings attributable to the Purchase Payment and PPB) being withdrawn. And for purposes of calculating the withdrawal charge on partial withdrawals and surrenders, we assume that amounts are withdrawn from Purchase Payments (and PPBs and earnings attributable to those Purchase Payments and PPBs) in the chronological order in which they were received.

Col (8) The Free Withdrawal Amount is equal to the greater of $0 and ([(a) plus (b)] x 10% minus (c)) where:

                (a) = Contract Value less Debt prior to the withdrawal or surrender

                (b) = previous partial withdrawals made during the Contract Year (whether or not subject to withdrawal charges)

                (c) = previous partial withdrawals made during the Contract Year that were not subject to withdrawal charges.

Col (9) is equal to the lesser of the partial withdrawal or surrender requested and the Free Withdrawal Amount (lesser of Column (4) and Column (8)).

Col (10) is equal to the excess of the partial withdrawal or surrender requested over the withdrawal without surrender charge (greater of $0 and (Column (4) less Column (8)). Note that we do not impose the withdrawal charge on any Purchase Payment (or the PPB or earnings attributable to that Purchase Payment and PPB) withdrawn or surrendered more than eight Contribution Years following our receipt of that Purchase Payment.

Col (11) is equal to the withdrawal subject to a withdrawal charge multiplied by the applicable withdrawal charge % (Column (10) x Column (7)).

Col (12) is equal to the hypothetical contract value before withdrawal less the amount of the partial withdrawal or surrender requested (Column (5) less Column (4)).


PARTIAL WITHDRAWAL #1--EXPLANATION:

Line (3) A partial withdrawal of $1,000 is requested at the beginning of the 3rd Contract Year. The Free Withdrawal Amount is equal to $1,110 (= the greater of $0 and ([$11,100 + $0] x 10% - $0))
                using the formula for Column (8) above. The partial withdrawal requested is less than the Free Withdrawal Amount ($1,110), so the entire partial withdrawal is free of withdrawal charges. The Contract Value is reduced for the amount of the partial withdrawal ($11,100 - $1,000 = $10,100).

PARTIAL WITHDRAWAL #2 AND PARTIAL WITHDRAWAL #3--EXPLANATION:

Line (4) A partial withdrawal of $500 is requested at the beginning of the 4th Contract Year. The Free Withdrawal Amount is equal to $1,020 (= the greater of $0 and ([$10,200 + $0] x 10% - $0))
               using the formula for Column (8) above. The partial withdrawal requested is less than the Free Withdrawal Amount ($1,020) so the entire partial withdrawal is free of withdrawal charges. The Contract Value is reduced for the amount of the partial withdrawal ($10,200 - $500 = $9,700).

Line (5) --A partial withdrawal of $3,600 is requested in the middle of the 4th Contract Year. The Free Withdrawal Amount is equal to $550 (= the greater of $0 and ([$10,000 + $500] x 10% - $500))
               using the formula for Column (8) above. In this case, the Free Withdrawal Amount is adjusted for the partial withdrawal that occurred earlier in the same Contract Year. Since the partial withdrawal requested exceeds the Free Withdrawal Amount, $3,050 of the partial withdrawal request is subject to a withdrawal charge ($3,050 = $3,600 - $550). For the purpose of calculating the withdrawal charge, the Purchase Payment (and PPB and earnings attributable to the Purchase Payment and PPB) from which the partial withdrawal is being withdrawn, is in it's 4th Contribution Year. Therefore, the applicable withdrawal charge percentage is 6% and the withdrawal charge is equal to $183 (= 6% x $3,050). The Contract Value is reduced for the amount of the partial withdrawal ($10,000 - $3,600 = $6,400).

               --IF AN ADDITIONAL PURCHASE PAYMENT HAD BEEN MADE TO THE
               CONTRACT:    The partial withdrawal requested is less than the
               initial Purchase Payment (and PPB and earnings attributable to that Purchase Payment and PPB) so the entire partial withdrawal would have been assumed to be withdrawn from the initial Purchase Payment (and PPB earnings attributable to that Purchase Payment and PPB) for purposes of calculating the withdrawal charge.


PARTIAL WITHDRAWAL #4--EXPLANATION:

Line (11)      A partial withdrawal of $5,000 is requested at the beginning of the 10th Contract Year. The Free Withdrawal Amount is equal to
               $890 (= the greater of $0 and [$8,900 + $0] x 10% - $0)) using the formula for Column (8) above. The partial withdrawal exceeds the Free Withdrawal Amount. As a result, $4,110 of the partial withdrawal request is subject to a withdrawal charge. However, because the amount being withdrawn is taken from a Purchase
               Payment (and PPB and earnings attributable to a Purchase Payment and PPB) that was made more than eight Contribution Years prior to the partial withdrawal, no withdrawal charge is assessed. The
               Contract Value is reduced for the amount of the partial withdrawal ($8,900 - $5,000 = $3,900).

For purposes of calculating the withdrawal charge on partial withdrawals and surrenders, we assume that amounts are withdrawn from Purchase Payments (and PPBs and earnings attributable to those Purchase Payments and PPBs) in the chronological order in which they were received.

Unless you request otherwise, we deduct any applicable withdrawal charge from the amount of the partial withdrawal. This means that when a withdrawal is requested and a withdrawal charge applies, you will receive a check for less than the amount requested. If you request otherwise and a withdrawal charge applies, we will reduce your Contract Value by the withdrawal charge in addition to the dollar amount sent to you.

If you elected the GLWB Rider prior to its discontinuance on June 1, 2009, please note that although we currently do not assess a withdrawal charge on Non-Excess Withdrawals, we reserve the right to do so. We will assess a withdrawal charge on Excess Withdrawals if such withdrawals would otherwise be subject to a withdrawal charge. If we assess a withdrawal charge on a Non-Excess Withdrawal or an Excess Withdrawal, we will calculate and impose the charge in the same manner that we would for any partial withdrawal. (See APPENDIX D--GUARANTEED LIFETIME WITHDRAWAL BENEFIT ("GLWB") RIDER.)

Because Contribution Years are based upon the date each Purchase Payment is made, you may be subject to a withdrawal charge even though the Contract may have been issued many years earlier. (For additional details, see "WITHDRAWALS AND SURRENDERS DURING THE ACCUMULATION PERIOD.") For example:

      - You make a $15,000 Purchase Payment in the first Contract Year.

      - You make a $10,000 Purchase Payment in the fourth Contract year.

      - In the fifth Contract Year, the $15,000 Purchase Payment (and the PPB and earnings attributable to that Purchase Payment and PPB) is in its fifth Contribution year and the $10,000 Purchase Payment (and the PPB and earnings attributable to that Purchase Payment and PPB) is in its second Contribution Year.

The Free Withdrawal Amount and withdrawal charge also generally apply at annuitization to amounts attributable to Purchase Payments (and PPBs and earnings attributable to those Purchase Payments and PPBs) in their eighth Contribution Year or earlier. However, we do not assess a withdrawal charge upon annuitization if you select Annuity Option 2, 3, 4, or 5, or if payments under Annuity Option 1 are scheduled to continue for at least ten years. See "THE ANNUITY PERIOD--ANNUITY OPTIONS" for a discussion of the Annuity Options available.

Currently, we anticipate withdrawal charges will not fully cover distribution expenses. Unrecovered distribution expenses may be recovered from our general assets. Those assets may include proceeds from the mortality and expense risk charge.

Currently, we do not assess withdrawal charges on required minimum distributions but reserve the right to do so. If we do assess a withdrawal charge, we will calculate and impose the charge in the same manner that we would for any partial withdrawal.

We may reduce or eliminate the withdrawal charge if we anticipate that we will incur lower sales expenses or perform fewer services because of economies due to the size of a group, the average contribution per participant, or the use of mass enrollment procedures.

Subject to certain exceptions and state approvals, withdrawal charges also are not assessed on withdrawals:

      - after you have been confined in a skilled health care facility or hospital for at least 90 consecutive days and you remain confined at the time of the request;

      - within 45 days following your discharge from a skilled health care facility after a confinement of at least 90 days; or

      - if you become disabled.

The confinement must begin prior to your 75th birthday and at least two years after the later of the Date of Issue or the date the waiver endorsement was added to your Contract. The disability must begin prior to your 66th birthday and at least two years after the later of the Date of Issue or the date the waiver endorsement was added to your Contract. We must receive satisfactory proof of your disability. The proof may be a statement from your attending physician or any other proof satisfactory to us.

"Disability" is defined as the inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death, or which has lasted or can be expected to last for a continuous period of not less than 12 months.

Such disability or confinement must not be due to:

      - substance abuse, or

      - mental or personality disorder without a demonstrable organic disease (a degenerative brain disease such as Alzheimer's Disease is considered an organic disease).

"Skilled Health Care Facility" means a place which:

      - is licensed by the state, or certified if your state certifies such facilities, or operated pursuant to law if your state neither licenses nor certifies such facilities;

      - provides skilled nursing care under the supervision of a physician;

      - has twenty-four hour a day nursing services by or under the supervision of a licensed practical nurse (LPN) or a registered nurse (RN); and

      - keeps a medical record in accordance with accepted professional standards and practices for each patient.

"Hospital" means a place that is licensed by the state as a hospital and is operating within the scope of its license. If your state does not license hospitals, then "hospital" means a place that is operated as a hospital pursuant to law.

Restrictions and provisions related to the above withdrawal charge waiver are described in the Contract endorsements.


D. COMMUTATION CHARGE

We deduct a commutation charge if you request a lump sum payment with respect to: 1) any remaining periodic payments in the certain period under Annuity Options 1, 3 and 5 upon the death of an Annuitant during the Annuity Period; or
2) any remaining payments under Annuity Option 1. We deduct this charge to compensate us for any losses we might incur as a result of selling assets we hold to make a lump sum payment to you and for administrative costs in processing commuted values. The charge is equal to the following:

For a fixed Annuity Option:

      1. the present value of any remaining guaranteed Fixed Annuity payments (as of the date of calculation), using a discount rate that is equal to the interest rate used in calculating the initial income payment; LESS

      2. the present value of any remaining guaranteed Fixed Annuity payments (as of the date of calculation), using a discount rate that is equal to the interest rate used in calculating the initial income payment plus 1%.

For a variable Annuity Option:

      1. the present value of any remaining guaranteed Variable Annuity payments (as of the date of calculation), using a discount rate that is equal to the assumed investment rate used in calculating the initial income payment; LESS

      2. the present value of any remaining guaranteed Variable Annuity payments (as of the date of calculation), using a discount rate that is equal to the assumed investment rate used in calculating the initial income payment plus 1%.

We will determine the present value of any remaining guaranteed Variable Annuity payments by applying the Annuity Unit value next determined after we receive the election to commute the remaining payments at our Service Center.


E. INVESTMENT MANAGEMENT FEES AND OTHER EXPENSES

Each Fund's net asset value reflects the deductions of investment management fees, Rule 12b-1 fees (if applicable), and certain general operating expenses. Subject to limitations, you indirectly bear these fees and expenses. Further detail is provided in the prospectuses for the Funds' statements of additional information.

F. STATE PREMIUM TAXES

Certain state and local governments impose a premium tax ranging from 0% to 3.50% of Purchase Payments (not including corresponding PPBs). If we pay state premium taxes, we will deduct the amount paid from:

      - Purchase Payments when we receive them, and/or

      - Partial withdrawals or full surrender, and/or

      - Death benefits, and/or

      - Contract Value applied to an Annuity Option at the time annuity payments start, and/or

      - Annuity payments when we pay them, and/or

      - If you elected the GLWB Rider prior to its discontinuance on June 1, 2009, monthly Settlement Payments when we pay them (See APPENDIX D--GUARANTEED LIFETIME WITHDRAWAL BENEFIT ("GLWB") RIDER.) If we deduct premium taxes from each annuity payment or each monthly Settlement Payment when we pay them, we will reduce each payment by the premium tax percentage multiplied by the amount of each payment until we have recovered an amount equal to the premium tax that we paid. In no case will we deduct a total of more than the premium tax that we paid.

See "State Premium Tax Chart" in the Statement of Additional Information.


G. REDUCTION OR ELIMINATION OF CERTAIN CHARGES

Contracts may be available for purchase in certain group or sponsored arrangements that qualify for reductions or eliminations of certain charges, the time periods in which such charges apply, or both. Group arrangements include those in which a trustee, an employer or an association purchases Contracts covering a group of individuals. Sponsored arrangements include those in which an employer or association allows us to offer Contracts to its employees or members on an individual basis.

The contract fee may be reduced or eliminated if we anticipate lower administrative expenses. In certain other circumstances, sales expenses for Contracts purchased in certain group or sponsored arrangements may be reduced or eliminated and the applicable withdrawal charges may be reduced or eliminated.

In determining whether a group or sponsored arrangement qualifies for reduced or eliminated charges, we will consider among other factors:

      - the size and type of group to which sales are to be made and administrative services provided, and the persistency expected from the group;

      - the total amount of Purchase Payments to be received and the method in which they will be remitted;

      - any prior or existing relationship with us;

      - the level of commission paid to selling broker-dealers;

      - the purpose for which the Contract is being purchased, and whether that purchase makes it likely that sales costs and administrative expenses will be reduced; and

      - the frequency of projected surrenders or distributions.

We make any reductions or eliminations according to objective guidelines in effect when an application for a Contract is approved. We may change these guidelines from time to time. Any variation in the charges will reflect differences in costs or services and will be offered uniformly to all members of the group or sponsored arrangement. In no event will a charge reduction or elimination be permitted if it is unfairly discriminatory to any person or prohibited by law.

                             THE ANNUITY PERIOD

Contracts may be fully annuitized under one of several Annuity Options, which are available either on a fixed or variable basis. However, states may require variations to the Contract. If a state variation applies, it will appear in the Contract, an endorsement to the Contract, or a supplement to this Prospectus. You may annuitize any time after the Valuation Date on or next following one year from the Date of Issue. Annuity payments will begin on the Annuity Date under the Annuity Option you select. You may write to us prior to the payment of the death benefit or the first annuity payment date to request a change of the Annuity Date. Subject to state variation, the Annuity Date may not be after the Valuation Date on or next following the later of the original older Owner's or Annuitant's 90th birthday. (See "FEDERAL TAX MATTERS") We do not permit partial annuitization.

If you elected the GLWB Rider prior to its discontinuance on June 1, 2009 and the Maximum Annuity Date has been reached, you may choose the GLWB Rider annuitization option rather than one of the Annuity Options below. (See APPENDIX D--GUARANTEED LIFETIME WITHDRAWAL BENEFIT ("GLWB") RIDER.)


1. ANNUITY PAYMENTS

The amount of the first annuity payment depends on:

      - the selected Annuity Option; and

      - the Annuity Option rates derived from the mortality tables specified in the Contract (for Annuity options 2, 3, 4, and 5); and

      - the age and gender of the Annuitant; and

      - the Withdrawal Value on the Annuity Date; and

      - the assumed investment rate (if variable annuitization is elected);
        and

      - the guaranteed minimum interest rate for annuitizations specified in the Contract (if fixed annuitization is elected).

The age of the Annuitant influences the amount of periodic annuity payments because an older Annuitant is expected to have a shorter life span, resulting in larger payments. Unless prohibited under state law and excluding certain employee plans, the sex of the Annuitant influences the amount of periodic payments, where unisex rates apply), as males are expected to have a shorter life span than females, also resulting in larger payments.

Under variable annuitization, you will receive the value of a fixed number of Annuity Units each month. An Annuity Unit's value reflects the investment performance of the Subaccount(s) selected. As a result, annuity payments will vary accordingly. If the Annuity Unit Values of the Subaccount(s) in which you invest increase, the amount of your annuity payments will increase. If the Annuity Unit Values of the Subaccount(s) in which you invest decrease, the amount of your annuity payments will decrease.


2. ANNUITY OPTIONS

You may elect one of the Annuity Options. We must receive an election of an Annuity Option in writing at our Service Center at least 15 calendar days before the Annuity Date. If no Annuity Option is elected, monthly annuity payments will be made in accordance with Option 3 below if there is one Annuitant on the Annuity Date or under Option 5 if there are joint Annuitants on the Annuity Date. You may change an Annuity Option before the Annuity Date. You cannot change an Annuity Option after the first annuity payment is made. We reserve the right to add additional Annuity Options in the future.

An election before the Annuity Date will be revoked by: 1) a subsequent change of Beneficiary, or 2) an assignment of the Contract unless the assignment provides otherwise.



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
The Annuity Option selected must result in an initial payment that is at least equal to our minimum payment, according to our rules, at the time the Annuity Option is chosen. If the selected Annuity Option does not produce an initial payment which meets this minimum, we reserve the right to decrease the payment frequency to quarterly, semi-annually, or annually to meet this minimum, or to make a single lump sum payment.

If you die before the Annuity Date, the Annuity Options that are available to a Beneficiary are limited. The Annuity Options available are:

      - Option 2 over the lifetime of the Beneficiary; or

      - Option 1 or 3 with a specified period or certain period no longer than the life expectancy of the Beneficiary. The life expectancy of the Beneficiary must be at least ten years as of the date that he or she elects Option 1 or Option 3.

The death benefit distribution must begin no later than one year from your death, unless a later date is permitted by federal regulation.

If the Beneficiary is not an individual, the entire interest must be distributed within five years of your death.

OPTION 1--INCOME FOR SPECIFIED PERIOD

Option 1 provides an annuity payable monthly for ten years. If you must take required minimum distributions from a Qualified Contract, consult a tax advisor before selecting this Option, as it may not satisfy those requirements in all situations.

OPTION 2--LIFE INCOME

Option 2 provides for an annuity payable monthly over the lifetime of the Annuitant. If Option 2 is elected, annuity payments terminate automatically and immediately on the Annuitant's death without regard to the number or total amount of payments made. Thus, it is possible for you to receive only one payment if death occurred prior to the date the second payment was due.

OPTION 3--LIFE INCOME WITH INSTALLMENTS GUARANTEED

Option 3 provides an annuity payable monthly for a certain period of 10 years and thereafter during the Annuitant's lifetime. If you must take required minimum distributions from a Qualified Contract, consult a tax advisor before selecting this Option, as it may not satisfy those requirements in all situations.

OPTION 4--JOINT AND SURVIVOR ANNUITY

Option 4 provides an annuity payable monthly while both Annuitants are living. Upon either Annuitant's death, the monthly income payable continues over the life of the surviving Annuitant at a percentage of the original payment. The percentage payable must be selected at the time the Annuity Option is chosen. The percentages available are 50%, 66 2/3%, 75% and 100%. The greater the percentage provided to the surviving Annuitant, the lower the amount of the original payment. Annuity payments terminate automatically and immediately upon the surviving Annuitant's death without regard to the number or total amount of payments received.

OPTION 5--JOINT AND SURVIVOR ANNUITY WITH INSTALLMENTS GUARANTEED

Option 5 provides an annuity payable monthly for a certain period of 10 years and thereafter while either Annuitant is alive. If you must take required minimum distributions from a Qualified Contract, consult a tax advisor before selecting this Option, as it may not satisfy those requirements in all situations.

When you are choosing an Annuity Option, you should consider that:

      - for younger Annuitants, selecting Option 2--Life Income, might result in smaller monthly payments than selecting Option 1--Income for Specified Period; for older Annuitants, selecting Option 2--Life Income, might result in larger monthly payments than selecting Option 1--Income for Specified Period.

      - selecting Option 3--Life Income with Installments Guaranteed, will result in smaller monthly payments than selecting Option 2--Life Income; however, the Owner or Beneficiary may receive more payments under Option 3 if the Annuitant dies before the end of the certain period

      - selecting Option 4--Joint and Survivor Annuity, will result in smaller monthly payments than selecting Option 2--Life Income.

In lieu of monthly payments, you may request quarterly, semi-annual, or annual payments, with our prior approval.


3. ALLOCATION OF ANNUITY

Subject to state variation, when you elect an Annuity Option, you may request that we reallocate your Contract Value on the Annuity Date among the Investment Options you choose to arrange for payments on a fixed or variable basis, or a combination of both. A reallocation on the Annuity Date will not be subject to the transfer restrictions that we would normally impose. If we do not receive an election, any Fixed Account Withdrawal Value will be annuitized on a fixed basis and any Separate Account Withdrawal Value will be annuitized on a variable basis.

Transfers among the Subaccounts during the Annuity Period are permitted subject to certain limitations. We reserve the right to restrict the number of Subaccounts available during the Annuity Period. You may not transfer to or from the Fixed Account during the Annuity Period.


4. FIXED ANNUITY PAYMENTS

We calculate the portion of the Withdrawal Value that you elected to have paid to you as Fixed Annuity payments. We apply an annuity factor for the Annuity Option that you selected to this value to determine the first Fixed Annuity payment. Each Fixed Annuity payment will be equal to the first regardless of investment, mortality or expense experience, unless the Annuity Option selected specifies that there is to be a reduction in payments after the death of an Annuitant.


5. VARIABLE ANNUITY PAYMENTS

We calculate the portion of the Withdrawal Value that you elected to have paid to you as Variable Annuity payments from each Subaccount. We apply an annuity factor for the Annuity Option that you selected to this value for each Subaccount to determine the first Variable Annuity payment for that Subaccount. The first Variable Annuity payment for each Subaccount is divided by the Annuity Unit value for that Subaccount to establish the number of Annuity Units per payment for that Subaccount. The number of units will not change after the initial determination unless a transfer occurs or the Annuity Option selected specifies that there is to be a reduction in payments upon the death of an Annuitant. Future Variable Annuity payments are determined by multiplying the number of Annuity Units per payment for each Subaccount by the Annuity Unit value for that Subaccount at the end of the Valuation Date that each annuity payment is due and summing the result.


6. BASIS OF ANNUITY OPTIONS

Your Contract will contain tables for each Annuity Option that show the guaranteed monthly payment for each $1,000 applied to an Annuity Option. The guaranteed monthly payments are based on an interest rate (or assumed investment rate if variable annuitization is elected) of 2.50% per year and, where mortality is involved, the "Annuity 2000 Table" developed by the Society of Actuaries projected using Scale G to the year 2015. We may offer annuity rates for Fixed Annuity payments that are more favorable than those contained in the Contract. Any such rates will be applied uniformly to all Owners of the same class. We may also offer Variable Annuity payment options based on assumed investment rates other than 2.50%, but not greater than 5.00%.



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
The tables that we prepare for each annuity option are calculated with an assumed investment rate of 2.50% per annum. If the actual annualized net investment rate in a Subaccount exceeds 2.50% per annum, Variable Annuity payments for that Subaccount will increase. Conversely, if the actual annualized net investment rate for a Subaccount is less than 2.50% per annum, Variable Annuity payments for that Subaccount will decrease.

ANNUITY UNIT VALUE.    Annuity Unit values are determined independently for
each Subaccount. The Annuity Unit value at the end of any Valuation Period is equal to a. multiplied by b. multiplied by c. where:

      a.   is the Annuity Unit value at the end of the preceding Valuation
           Period

      b.   is the net investment experience factor for the current Valuation
           Period

      c. is an interest factor of 0.99993235 for each calendar day in the current Valuation Period. The interest factor offsets the assumed investment rate of 2.5% per annum used in the Contract's annuity tables. A different interest factor will be used if we offer other assumed investment rates.

The net investment experience factor for a Subaccount for the current Valuation Period is equal to x. divided by y. where:

      x. Is the Subaccount's Accumulation Unit value at the end of the current Valuation Period

      y. Is the Subaccount's Accumulation Unit value at the end of the preceding Valuation Period


7. TRANSFERS DURING THE ANNUITY PERIOD

During the Annuity Period, you may, by written request to our Service Center, transfer Contract Value from one Subaccount to another Subaccount, subject to the following limitations:

      - Transfers among Subaccounts are prohibited during the first year of the Annuity Period; subsequent transfers are limited to one per year.

      - Your interest in a Subaccount must be transferred in increments of 25%.

      - Your annuity payments for the Subaccount you are transferring to must be at least $100 after the transfer. Your annuity payments for the Subaccount you are transferring from must be at least $100 after the transfer, unless the transfer will eliminate your interest in the Subaccount.

      - You may not transfer to or from the Fixed Account.

We calculate the number of Annuity Units per payment for the Subaccount you are transferring to, as A multiplied by B divided by C, where:

      A   =   The number of Annuity Units per payment for the Subaccount you are transferring from;

      B   =   The Annuity Unit value of the Subaccount you are transferring from; and

      C   =   The Annuity Unit value of the Subaccount you are transferring
              to.

TRANSFER PROCEDURES--We will make transfers pursuant to proper written or telephone instructions to our Service Center that specify in detail the requested changes. Transfers involving a Subaccount will be based upon the Annuity Unit values determined following our receipt of complete transfer instructions. If we receive a transfer request at our Service Center before the close of business on the Valuation Date, we will process the request based on Annuity Unit values determined at the end of that Valuation Date. If we receive a transfer request at our Service Center on or after the close of business on the Valuation Date, we will process the request based on Annuity Unit values determined at the end of the next Valuation Date. If you or your authorized representative call us to request a telephone transfer but have not given instructions to us prior to the close of business on the Valuation Date, even if due to our delay in answering your call, we will consider your telephone transfer request to be received after the close of business on the Valuation Date.

We may suspend, change or terminate the transfer privilege at any time.



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8. DEATH PROCEEDS

If the Annuitant dies, we will automatically continue any unpaid installments for the remainder of the certain period under Annuity Options 1, 3 or 5. If the Owner elects, we will pay a lump sum payment of the present value of the remaining payments in the certain period. The election to receive the lump sum payment must be made within 60 days of our receipt of due proof of death of the Annuitant or joint Annuitants. We deduct a commutation charge if you request a lump sum payment with respect to: 1) any remaining periodic payments in the certain period under Annuity Options 1, 3 and 5 upon the death of an Annuitant during the Annuity Period; or 2) any remaining payments under Annuity Option 1. The charge is equal to the following:

For a fixed Annuity Option:

      1. the present value of any remaining guaranteed Fixed Annuity payments (as of the date of calculation), using a discount rate that is equal to the interest rate used in calculating the initial income payment; LESS

      2. the present value of any remaining guaranteed Fixed Annuity payments (as of the date of calculation), using a discount rate that is equal to the interest rate used in calculating the initial income payment plus 1%.

For a variable Annuity Option:

      1. the present value of any remaining guaranteed Variable Annuity payments (as of the date of calculation), using a discount rate that is equal to the assumed investment rate used in calculating the initial income payment; LESS

      2. the present value of any remaining guaranteed Variable Annuity payments (as of the date of calculation), using a discount rate that is equal to the assumed investment rate used in calculating the initial income payment plus 1%.

We will determine the present value of any remaining guaranteed Variable Annuity payments by applying the Annuity Unit value next determined after we receive the election to commute the remaining payments at our Service Center.

If Annuity Option 2 is elected, annuity payments terminate automatically and immediately upon the Annuitant's death without regard to the number or total amount of payments made. Thus, it is possible that only one payment will be received if death occurred prior to the date the second payment was due.

Under Annuity Option 4, Annuity payments terminate automatically and immediately upon the surviving Annuitant's death without regard to the number or total amount of payments received.

If an Owner, who is not also an Annuitant, dies after the Annuity Date, the following provisions apply:

      - If the Owner was the sole Owner, the remaining annuity payments will be payable to the Beneficiary in accordance with the provisions described above. The Beneficiary will become the Owner of the Contract.

      - If the Contract has joint Owners, the annuity payments will be payable to the surviving joint Owner in accordance with the provisions described above. Upon the death of the surviving joint Owner, the Beneficiary becomes the Owner.


9. PROTECTION OF BENEFITS

Unless otherwise provided in the supplementary agreement, the Owner may not commute, anticipate, assign, alienate or otherwise hinder the receipt of any annuity payment. Further, the proceeds of the Contract and any payment under an Annuity Option will be exempt from the claim of creditors and from legal process to the extent permitted by law.



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10. AGE, GENDER AND SURVIVAL

We may require satisfactory evidence of the age, gender and the continued survival of any person on whose life the income is based.

If the Annuitant's age or gender has been misstated, the amount payable under the Contract will be calculated as if those Purchase Payments sent to us had been made at the correct age or gender. Interest not to exceed the lesser of 3% or the maximum allowed by state law compounded each year will be charged to any overpayment or credited to any underpayment against future payments we may make under the Contract.

In 1983, the United States Supreme Court held in ARIZONA GOVERNING COMMITTEE V. NORRIS that optional annuity benefits provided under an employee's deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women on the basis of sex. In addition, legislative, regulatory, or decisional authority of some states may prohibit use of sex-distinct mortality tables under certain circumstances. Unless prohibited under state law and excluding employee plans affected by NORRIS, the Contracts offered by this Prospectus are based upon actuarial tables that distinguish between men and women and, thus, the Contract provides different benefits to men and women of the same age. Accordingly, employers and employee organizations should consider, in consultation with legal counsel, the impact of these authorities on any employment-related benefits program before purchasing the Contract.





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                         PAYMENTS TO CONTRACT OWNERS

Generally, we will make any death benefit, loan, withdrawal, surrender, or annuity payment to you or effect any transfer within seven days after the Valuation Date we receive your proper request at our Service Center. However, we may suspend or postpone payments of any amount where permitted under applicable federal or state laws, rules, or regulations.

We may suspend or defer payments or transfers involving any Subaccount:

      - during any period when the New York Stock Exchange is closed;

      - when trading is restricted or the SEC determines an emergency exists;
        or

      - as the SEC by order may permit.

We also may defer any payment or transfer from the Fixed Account for the period permitted by law. During the deferral period, we will continue to credit interest at the current applicable interest rates. This can never be more than six months after you send us the request.

Applicable laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require us to block your ability to make certain transactions and thereby refuse to accept any Purchase Payment or requests for transfers, withdrawals, surrenders, loans, annuitization, or death benefits, until instructions are received from the appropriate regulator. We may also be required to provide additional information about you and your Contract to government regulators.

If you have submitted a recent check or draft that has not cleared through the banking system, we have the right to defer payment of a transfer, death benefit, loan, withdrawal, surrender, or annuity payment until such check or draft has been honored.





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                             FEDERAL TAX MATTERS


A. INTRODUCTION

This discussion is not exhaustive and is not intended as tax advice. A qualified tax adviser should always be consulted with regard to the application of the law to individual circumstances. This discussion is based on the Code, Treasury Department regulations, and interpretations existing on the date of this Prospectus. These authorities, however, are subject to change by Congress, the Treasury Department, and the courts.

This discussion does not address state or local tax consequences, nor federal estate or gift tax consequences, associated with buying a Contract. IN ADDITION, WE MAKE NO GUARANTEE REGARDING ANY TAX TREATMENT--FEDERAL, STATE, OR LOCAL--OF ANY CONTRACT OR OF ANY TRANSACTION INVOLVING A CONTRACT.

In this discussion, PPBs are treated as earnings for tax purposes.


B. OUR TAX STATUS

We are taxed as a life insurance company and the operations of the Separate Account are treated as a part of our total operations. The Separate Account is not separately taxed as a "regulated investment company." Investment income and capital gains of the Separate Account are not taxed to the extent they are applied under a contract. We do not anticipate that we will incur federal income tax liability attributable to the income and gains of the Separate Account, and therefore we do not intend to provide for these taxes. If we are taxed on investment income or capital gains of the Separate Account, then we may charge the Separate Account to pay these taxes.


C. TAXATION OF ANNUITIES IN GENERAL


1. TAX DEFERRAL DURING ACCUMULATION PERIOD

Under the Code, except as described below, increases in the Contract Value of a Non-Qualified Contract are generally not taxable to the Owner or Annuitant until received as annuity payments or otherwise distributed. However, certain requirements must be satisfied for this general rule to apply, including:

      - the Contract must be owned by an individual;

      - Separate Account investments must be "adequately diversified";

      - we, rather than you, must be considered the Owner of Separate Account assets for federal tax purposes; and

      - annuity payments must appropriately amortize Purchase Payments and Contract earnings.

NON-NATURAL OWNER.    As a general rule, deferred annuity contracts held by
"non-natural persons", such as corporations, trusts or similar entities, are not annuity contracts for federal income tax purposes. The investment income on these contracts is taxed each year as ordinary income received or accrued by the non-natural Owner. There are exceptions to this general rule for non-natural Owners. Contracts are generally treated as held by a natural person if the nominal Owner is a trust or other entity holding the contract as an agent for a natural person. However, this special exception does not apply to an employer who is the nominal Owner of a contract under a non-qualified deferred compensation plan for its employees.

Additional exceptions to this rule include:

      - certain Contracts acquired by a decedent's estate due to the death of the decedent;

      - certain Qualified Contracts;

      - certain Contracts used with structured settlement agreements; and

      - certain Contracts purchased with a single premium when the Annuity Date is no later than one year from Contract purchase and substantially equal periodic payments are made at least annually.



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DIVERSIFICATION REQUIREMENTS.    For a Contract to be treated as an annuity for
federal income tax purposes, separate account investments must be "adequately diversified". The Treasury Secretary issued regulations prescribing standards for adequately diversifying separate account investments. If the Separate Account failed to comply with these diversification standards, the contract would not be treated as an annuity contract for federal income tax purposes and the Owner would generally be taxed on the difference between the contract value and the Purchase Payments.

Although we do not control Fund investments, we expect that each Fund will comply with these regulations so that each Subaccount of the Separate Account will be considered "adequately diversified."

OWNERSHIP TREATMENT.    In some circumstances, owners of variable contracts who
retain excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets and may be subject to tax on income produced by those assets. Although published guidance in this area does not address certain aspects of the Contracts, we believe that the Owner of a Contract should generally not be treated as the owner of any assets in the Separate Account, see, however, the discussion below on Publicly Available Funds. We reserve the right to modify the Contracts to bring them into conformity with applicable standards should such modification be necessary to prevent Owners of the Contracts from being treated as the owners of the underlying Separate Account assets.

PUBLICLY-AVAILABLE FUNDS.    Several of the Funds offered through the Separate
Account are also available to the general public The IRS has ruled that investing in mutual funds shares that are "publicly-available," i.e., shares of mutual finds that can be purchased directly without purchasing a variable annuity or life insurance contract, is incompatible with the investment control restrictions described in the previous paragraph. The IRS has ruled that most types of qualified contracts are not subject to the restrictions against investing in publicly-available mutual funds. We therefore believe that Qualified Contracts (other than those issued in connection with non-government 457 plans) may invest in publicly-available funds and remain exempt from current taxation until amounts are distributed or deemed to be distributed from the Contract. HOWEVER, IF A NON-QUALIFIED CONTRACT INVESTS IN PUBLICLY-AVAILABLE FUNDS, IT WILL NOT BE TREATED AS AN ANNUITY CONTRACT FOR FEDERAL INCOME TAX PURPOSES. For this purpose, a Contract purchased in connection with a non-government sponsored 457 plan is treated as a Non-Qualified Contract.

Accordingly, the Publicly-Available Funds under the Separate Account are intended only for Qualified Contracts. While we have established controls to avoid having a Non-qualified Contract invest in the Publicly-Available Funds, the Owner of a Non-Qualified Contract is responsible for ensuring that such an investment does not occur.

REQUIRED DISTRIBUTIONS.    In order to be treated as an annuity contract for
federal income tax purposes, Section 72(s) of the Code requires any Non-Qualified Contract to contain certain provisions specifying how your interest in the Contract will be distributed in the event of the death of an Owner. Specifically, Section 72(s) requires that (a) if any Owner dies on or after the Annuity Date, but prior to the time the entire interest in the Contract has been distributed, the entire interest in the Contract will be distributed at least as rapidly as under the method of distribution being used as of the date of such Owner's death; and (b) if any Owner dies prior to the Annuity Date, the entire interest in the Contract will be distributed within five years after the date of such Owner's death. These requirements will be considered satisfied as to any portion of an Owner's interest which is payable to or for the benefit of a designated Beneficiary and which is distributed over the life of such designated Beneficiary or over a period not extending beyond the life expectancy of that Beneficiary, provided that such distributions begin within one year of the Owner's death. The designated Beneficiary refers to a natural person designated by the Owner as a Beneficiary and to whom ownership of the Contract passes by reason of death. However, if the designated Beneficiary is the surviving spouse of the deceased Owner, the Contract may be continued with the surviving spouse as the new Owner.

The Non-Qualified Contracts contain provisions that are intended to comply with these Code requirements, although no regulations interpreting these requirements have yet been issued. We intend to review such


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provisions and modify them if necessary to assure that they comply with the applicable requirements when such requirements are clarified by regulation or otherwise.

Other rules may apply to Qualified Contracts.

FEDERAL DEFENSE OF MARRIAGE ACT.    The right of a spouse to continue the
Contract, and all Contract provisions relating to spousal continuation are available only to a person who meets the definition of "spouse" under Federal law. The U.S. Supreme Court has held Section 3 of the Federal Defense of Marriage Act (which purportedly did not recognize same-sex marriages, even those which are permitted under individual state laws) to be unconstitutional. Therefore, same-sex marriages recognized under state law will be recognized for federal law purposes. The Department of Treasury and the Internal Revenue Service have recently determined that for federal tax purposes, same-sex spouses will be determined based on the law of the state in which the marriage was celebrated irrespective of the law of the state in which the person resides. However, as some uncertainty remains regarding the treatment of same-sex spouses, you should consult a tax advisor for more information on this subject.

DELAYED ANNUITY DATES.    If the Annuity Date occurs (or is scheduled to occur)
when the Annuitant has reached an advanced age (e.g., past age 85), the Contract might not be treated as an annuity for federal income tax purposes. In that event, the income and gains under the Contract would be currently includible in your income.

The following discussion assumes that the Contract is treated as an annuity contract for tax purposes and that we are treated as the Owner of Separate Account assets.


2. TAXATION OF PARTIAL AND FULL WITHDRAWALS

Partial withdrawals from a Non-Qualified Contract are includible in income to the extent the Contract Value exceeds the "investment in the contract". This amount is referred to as the "income on the contract". Full withdrawals are also includible in income to the extent they exceed the "investment in the contract." Investment in the contract equals the total of Purchase Payments (not including any corresponding PPBs) minus any amounts previously received from the Contract that were not includible in your income. All amounts includible in income with respect to the Contract are taxed as ordinary income. Credits we make to your Contract in connection with the PPB are not part of your investment in your Contract (and thus, for tax purposes, are treated in the same way as investment gains). All amounts includible in income with respect to the Contract are taxed as ordinary income.

Any assignment or pledge (or agreement to assign or pledge) of Contract Value is treated as a withdrawal. Investment in the contract is increased by the amount includible in income with respect to such assignment or pledge. If you transfer a contract interest, without adequate consideration, to someone other than your spouse (or to a former spouse incident to divorce), you will be taxed on the income on the contract. In this case, the transferee's investment in the contract is increased to reflect the increase in your income.

The Contract's optional death benefits, if elected, may exceed Purchase Payments or Contract Value. As described in the Prospectus, we impose certain charges with respect to these death benefits. It is possible that those charges (or some portion) could be treated as a partial withdrawal.

If your Contract contains a GLWB Rider, the application of certain tax rules, particularly those rules relating to distributions from your Contract, are not entirely clear. Please consult a tax advisor before taking distributions from your Contract.

There may be special income tax issues present in situations where the Owner and the Annuitant are not the same person and are not married to one another. A tax adviser should be consulted in those situations.

Other rules may apply to Qualified Contracts.





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3. TAXATION OF ANNUITY PAYMENTS

Normally, the portion of each annuity payment taxable as ordinary income equals the payment minus the exclusion amount. The exclusion amount for Variable Annuity payments is the "investment in the contract" allocated to the variable Annuity Option and adjusted for any period certain or refund feature, divided by the number of payments expected to be made. The exclusion amount for Fixed Annuity payments is the payment times the ratio of the investment in the contract allocated to the fixed Annuity Option and adjusted for any period certain or refund feature, to the expected value of the Fixed Annuity payments. For income tax purposes, the PPB you receive is not considered "investment in the contract." This means the PPB will be taxed.

Once the total amount of the investment in the contract has been recovered, annuity payments will be fully taxable. If annuity payments stop because the Annuitant dies before the total amount of the investment in the contract is recovered, the unrecovered amount generally is allowed as a deduction to the Annuitant in the last taxable year.


4. TAXATION OF DEATH BENEFITS

Amounts may be distributed upon your or the Annuitant's death. Death benefits are includible in income and:

      - if distributed in a lump sum are taxed like a full withdrawal, or

      - if distributed under an Annuity Option are taxed like annuity payments.


5. PENALTY TAX ON PREMATURE DISTRIBUTIONS

A 10% penalty tax applies to a taxable payment from a Non-Qualified Contract unless:

      - received on or after you reach age 59 1/2;

      - received due to your disability;

      - made to a Beneficiary after your death or, for non-natural Owners, after the primary Annuitant's death;

      - made as a series of substantially equal periodic payments (at least annually) for your life (or life expectancy) or for the joint lives (or joint life expectancies) of you and a designated Beneficiary (within the meaning of the tax law);

      - made under a Contract purchased with a single premium when the Annuity Date is no later than one year from Contract purchase and substantially equal periodic payments are made at least annually,

      - made with annuities used with certain structured settlement agreements.

Other exceptions may apply.


6. AGGREGATION OF CONTRACTS

The taxable amount of an annuity payment or withdrawal from a Non-Qualified Contract may be determined by combining some or all of the Non-Qualified Contracts you own. For example, if you purchase a Contract and also purchase an immediate annuity at approximately the same time, the IRS may treat the two contracts as one contract. Similarly, if a person transfers part of his interest in one annuity contract to purchase another annuity contract, the IRS might treat the two contracts as one contract. In addition, if you purchase two or more Non-Qualified deferred annuity contracts from the same company (or its affiliates) during any calendar year, these contracts are treated as one contract. The effects of this aggregation are not always clear. However, it could affect the taxable amount of an annuity payment or withdrawal and the amount which might be subject to the 10% penalty tax.



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7. EXCHANGE OF ANNUITY CONTRACTS

We may issue the Contract in exchange for all or part of another annuity contract that you own. Such an exchange will be tax free if certain requirements are satisfied. If the exchange is tax free, your investment in the contract immediately after the exchange will generally be the same as that of the annuity contract exchanged, increased by any additional Purchase Payment (but not including any corresponding PPBs) made as part of the exchange. Your Contract Value immediately after the exchange may exceed your investment in the contract. That excess may be includible in income should amounts subsequently be withdrawn or distributed from the Contract (e.g. as a partial surrender, full surrender, annuity income payment, or death benefit). If you exchange part of an existing annuity contract for the Contract, the IRS might treat the two contracts as one annuity contract in certain circumstances. (See "AGGREGATION OF CONTRACTS") You should consult your tax adviser in connection with an exchange of all or part of an annuity contract for the Contract.


8. PARTIAL ANNUITIZATION

Under a new tax provision enacted in 2010, if part of an annuity contract's value is applied to an annuity option that provides payments for one or more lives or for a period of at least ten years, those payments may be taxed as annuity payments instead of withdrawals. None of the payment options under the Contract is intended to qualify for this "partial annuitization" treatment and, if you apply only part of the value of the Contract to a payment option, we will treat those payments as withdrawals for tax purposes.


D. QUALIFIED PLANS

Currently, the Contracts are also available for use in connection with retirement plans which receive favorable treatment under Sections 401, 403, 408, 408A or 457 of the Code. Contracts offered for use in connection with retirement plans that receive favorable treatment under Sections 401, 403, 408, 408A or 457 of the Code ("Qualified Plans") are referred to as "Qualified Contracts." Numerous special tax rules apply to the participants in Qualified Plans and to Qualified Contracts. We make no attempt in this Prospectus to provide more than general information about use of the Contract with the various types of Qualified Plans. PERSONS INTENDING TO USE THE CONTRACT IN CONNECTION WITH QUALIFIED PLANS SHOULD CONSULT A TAX ADVISER.

Under the Code, qualified plans generally enjoy tax-deferred accumulation amounts invested in the plan. Therefore, in considering whether or not to purchase a Contract in a qualified plan, you should consider the Contract's features other than tax deferral, including the availability of lifetime annuity payments and death benefit protection.

The tax rules applicable to Qualified Plans vary according to the type of plan and the terms and conditions of the plan. For example, for both withdrawals and annuity payments under certain Qualified Contracts, there may be no "investment in the contract" and the total amount received may be taxable. Also, loans from Qualified Contracts, where allowed, are subject to a variety of limitations, including restrictions as to the amount that may be borrowed, the duration of the loan, the number of allowable loans and the manner in which the loan must be repaid. (You should always consult your tax adviser and retirement plan fiduciary prior to exercising loan privileges.) Both the amount of the contribution that may be made, and the tax deduction or exclusion that you may claim for such contribution, are limited under Qualified Plans. If the Contract is used with a Qualified Plan, you and the Annuitant must be the same individual. If a joint Annuitant is named, all distributions made while the Annuitant is alive must be made to the Annuitant. Also, if a joint Annuitant is named who is not the Annuitant's spouse, the Annuity Options which are available may be limited, depending on the difference in their ages. Furthermore, the length of any guarantee period may be limited in some circumstances to satisfy certain minimum distribution requirements under the Code.

Qualified Contracts are subject to special rules specifying the time at which distributions must begin and the amount that must be distributed each year. In the case of Individual Retirement Annuities, distributions of minimum amounts must generally begin by April 1 of the calendar year following the calendar year in which the Owner attains age 70 1/2. The required beginning date for 401, 403 and 457 plans is the April 1 of the calendar year following the later of the year in which the Owner attains age 70 1/2 or retires. There are no


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required minimum distributions during the Owner's lifetime under Roth IRAs. An excise tax is imposed for the failure to comply with the minimum distribution requirements. This excise tax generally equals 50% of the amount by which a minimum required distribution exceeds the actual distribution. The death benefit or other optional benefits under your Contract may affect the amount of the minimum required distribution that must be taken from your Contract.

A 10% penalty tax may apply to the taxable amount of payments from Qualified Contracts. For Individual Retirement Annuities, the penalty tax does not apply, for example, to a payment:

      - received after you reach age 59 1/2,

      - received after your death or because of your disability, or

      - made as a series of substantially equal periodic payments (at least annually) for your life (or life expectancy) or for the joint lives (or joint life expectancies) of you and your designated Beneficiary.

In addition, the penalty tax does not apply to certain distributions used for qualified first time home purchases, higher education expenses, or qualified military reservist distributions. Special conditions must be met to qualify for these exceptions. If you wish to take a distribution for these purposes you should consult your tax adviser. Other exceptions may also be available.

Qualified Contracts are amended to conform to tax qualification requirements. However, you are cautioned that the rights of any person to any benefits under Qualified Plans may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the Contract. In addition, we are not bound by terms and conditions of Qualified Plans if they are inconsistent with the Contract.


1. QUALIFIED PLAN TYPES

INDIVIDUAL RETIREMENT ANNUITIES.    The Code permits eligible individuals to
contribute to an individual retirement annuity known as an "IRA." IRAs limit the amounts contributed, the persons eligible and the time when distributions start. Also, subject to direct rollover and mandatory withholding requirements, distributions from other types of qualified plans generally may be "rolled over" on a tax-deferred basis into an IRA. The Contract may not fund a "Coverdell Education Savings Account" (formerly known as an "Education IRA").


Distributions that are rolled over to an IRA within 60 days are not immediately taxable, however only one such rollover is permitted each year. Beginning in 2015, an individual can make only one rollover from an IRA to another (or the same) IRA in any 12-month period, regardless of the number of IRAs that are owned. The limit will apply by aggregating all of an individual's IRAs, including SEP and SIMPLE IRAs as well as traditional and Roth IRAs, effectively treating them as one IRA for purposes of the limit. This limit does not apply to direct trustee-to-trustee transfers or conversions to Roth IRAs.


SIMPLIFIED EMPLOYEE PENSIONS (SEP IRAS).    The Code allows employers to
establish simplified employee pension plans, using the employees' IRAs. Under these plans the employer may make limited deductible contributions on behalf of the employees to IRAs. Employers and employees intending to use the Contract in connection with these plans should consult a tax adviser.

SIMPLE IRAS.    The Code permits certain small employers to establish "SIMPLE retirement accounts," including SIMPLE IRAs, for their employees. Under SIMPLE IRAs, certain deductible contributions are made by both employees and employers. SIMPLE IRAs are subject to various requirements, including limits on the amounts that may be contributed, the persons who may be eligible, and the time when distributions may commence. Employers and employees intending to use the Contract in connection with these plans should consult a tax adviser.

ROTH IRAS.    The Code permits contributions to an IRA known as a "Roth IRA."
Roth IRAs differ from other IRAs in certain respects, including:

      - Roth IRA contributions are never deductible;

      - "qualified distributions" from a Roth IRA are excludable from income;



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      - mandatory distribution rules do not apply before death;

      - a rollover to a Roth IRA must be a "qualified rollover contribution," under the Code;

      - special eligibility requirements apply; and

      - contributions to a Roth IRA can be made after the Owner has reached age 70 1/2.

All or part of an IRA may be converted into a Roth IRA without taking an actual distribution. You may convert by notifying the IRA issuer or trustee. A conversion typically results in the inclusion of some or all of the IRA value in gross income, except that the 10% penalty tax does not apply on the conversion.

Any "qualified distribution", as defined in Code Section 408A, from a Roth IRA is excludible from gross income. A qualified distribution includes a distribution made after you reach age 59 1/2, after your death, because of your disability, or made to a first-time homebuyer. A qualified distribution can only be made after the first five tax years after the year for which you (or your spouse) made a contribution to any Roth IRA established for your benefit.

CORPORATE AND SELF-EMPLOYED ("H.R. 10" AND "KEOGH") PENSION AND PROFIT-SHARING
PLANS.    The Code permits corporate employers to establish types of tax-favored retirement plans for employees. The Self-Employed Individuals Tax Retirement Act of 1962, as amended, commonly referred to as "H.R. 10" or "Keogh" permits self-employed individuals also to establish such tax-favored retirement plans for themselves and their employees. Such retirement plans may permit the purchase of the Contracts in order to provide benefits under the plans. The Contract provides a death benefit that in certain circumstances may exceed the greater of the Purchase Payments and the Contract Value. It is possible that such a death benefit could be characterized as an incidental death benefit. There are limitations on the amount of incidental benefits that may be provided under pension and profit sharing plans. In addition, the provision of such benefits may result in current taxable income to participants. Employers intending to use the Contract in connection with such plans should seek competent advice.

TAX-SHELTERED ANNUITIES.    Code Section 403(b) permits public school employees
and employees of certain types of charitable, educational and scientific organizations to have their employers purchase annuity contracts for them and, subject to certain limitations, to exclude the amount of Purchase Payments from taxable gross income. These annuity contracts are commonly referred to as "tax-sheltered annuities". If you purchase a Contract for such purposes, you should seek competent advice as to eligibility, limitations on permissible amounts of Purchase Payments and other tax consequences associated with the Contracts. In particular, you should consider that the Contract provides optional death benefits that in certain circumstances may exceed the greater of the Purchase Payments and the Contract Value (see "DEATH BENEFITS"). It is possible that such death benefits could be characterized as incidental death benefits. If the death benefit were so characterized, this could result in currently taxable income to you. In addition, there are limitations on the amount of incidental benefits that may be provided under a tax-sheltered annuity.

Tax-sheltered annuity contracts must contain restrictions on withdrawals of:

      - contributions made pursuant to a salary reduction agreement in years beginning after December 31, 1988;

      - earnings on those contributions; and

      - earnings after December 31, 1988 on amounts attributable to salary reduction contributions held as of December 31, 1988.

These amounts can be paid only if you have reached age 59 1/2, severed employment, died, or becomes disabled (within the meaning of the tax law), or in the case of hardship (within the meaning of the tax law). Amounts permitted to be distributed in the event of hardship are limited to actual contributions; earnings thereon cannot be distributed on account of hardship. Amounts subject to the withdrawal restrictions applicable to Section 403(b)(7) custodial accounts may be subject to more stringent restrictions. (These


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limitations on withdrawals generally do not apply to the extent you direct us to transfer some or all of the Contract Value to the issuer of another tax-sheltered annuity or into a Section 403(b)(7) custodial account.)

For Contracts issued after December 31, 2008, amounts attributable to contributions other than salary reduction contributions generally may not be distributed before severance of employment or occurrence of an event specified in the employer's Section 403(b) plan.

Pursuant to new tax regulations, we generally are required to confirm, with your 403(b) plan sponsor or otherwise, that withdrawals, transfers or surrenders you request from a 403(b) Contract comply with applicable tax requirements and decline requests that are not.

DEFERRED COMPENSATION PLANS OF STATE AND LOCAL GOVERNMENTS AND TAX-EXEMPT
ORGANIZATIONS.    The Code permits employees of state and local governments and tax-exempt organizations to defer a portion of their compensation without paying current taxes. The employees must be participants in an eligible deferred compensation plan. Generally, a Contract purchased by a state or local government or a tax-exempt organization will not be treated as an annuity contract for federal income tax purposes. Those who intend to use the Contracts in connection with such plans should seek competent advice.


2. DIRECT ROLLOVERS

If the Contract is used with a retirement plan that is qualified under Sections 401(a), 403(a), or 403(b) of the Code or with an eligible government deferred compensation plan that is qualified under Section 457(b), any "eligible rollover distribution" from the Contract will be subject to "direct rollover" and mandatory withholding requirements. An eligible rollover distribution generally is any distribution from such a qualified retirement plan, excluding certain amounts such as:

      - minimum distributions required under Section 401(a)(9) of the Code,

      - certain distributions for life, life expectancy, or for 10 years or more which are part of a "series of substantially equal periodic payments," and

      - hardship distributions.

Under these requirements, federal income tax equal to 20% of the taxable portion of the eligible rollover distribution will be withheld from the amount of the distribution. Unlike withholding on certain other amounts distributed from the Contract, discussed below, you cannot elect out of withholding with respect to an eligible rollover distribution. However, this 20% withholding will not apply if, instead of receiving the eligible rollover distribution, you (or your beneficiary) elect to have it directly transferred to certain types of qualified retirement plans. Prior to receiving an eligible rollover distribution, a notice will be provided explaining generally the direct rollover and mandatory withholding requirements and how to avoid the 20% withholding by electing a direct rollover.


E. FEDERAL INCOME TAX WITHHOLDING

We withhold and send to the U.S. Government a part of the taxable portion of each distribution unless you notify us before distribution of an available election not to have any amounts withheld. In certain circumstances, we may be required to withhold tax. The withholding rates for the taxable portion of periodic annuity payments are the same as the withholding rates for wage payments. In addition, the withholding rate for the taxable portion of non-periodic payments (including withdrawals prior to the maturity date and conversions of, or rollovers from, non-Roth IRAs to Roth IRAs) is 10%. The withholding rate for eligible rollover distributions is 20%.



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F. OTHER TAX ISSUES

1. FEDERAL ESTATE, GIFT AND GENERATION-SKIPPING TRANSFER TAXES

While no attempt is being made to discuss the federal estate tax implications of the Contract in detail, a purchaser should keep in mind that the value of an annuity contract owned by a decedent and payable to a beneficiary by virtue of surviving the decedent is included in the decedent's gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. Consult an estate planning advisor for more information.

Under certain circumstances, the Code may impose a "generation skipping transfer tax" ("GST") when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Code may require us to deduct the tax from your Contract, or from any applicable payment, and pay it directly to the IRS.


For 2015, the federal estate tax, gift tax and GST tax exemptions and maximum rates are $5,430,000 and 40%, respectively. The potential application of these taxes underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and that of your beneficiaries under all possible scenarios.



2. MEDICARE TAX.

Beginning in 2013, distributions from non-qualified annuity contracts will be considered "investment income" for purposes of the newly enacted Medicare tax on investment income. Thus, in certain circumstances, a 3.8% tax may be applied to some or all of the taxable portion of distributions (e.g. earnings) to individuals whose income exceeds certain threshold amounts. Please consult a tax advisor for more information.


3. ANNUITY PURCHASES BY RESIDENTS OF PUERTO RICO

The Internal Revenue Service has ruled that income received by residents of Puerto Rico under life insurance or annuity contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States federal income tax.


4. ANNUITY PURCHASES BY NONRESIDENT ALIENS AND FOREIGN CORPORATIONS

The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser's country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S. state, and foreign taxation with respect to an annuity contract purchase.


5. FOREIGN TAX CREDITS

We may benefit from any foreign tax credits attributable to taxes paid by certain Funds to foreign jurisdictions to the extent permitted under federal tax law.


6. POSSIBLE TAX LAW CHANGES

Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Contract could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Contract. We have the right to modify the contract in


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response to legislative changes that could otherwise diminish the favorable tax treatment that annuity contract Owners currently receive. We make no guarantee regarding the tax status of any contact and do not intend the above discussion as tax advice.


G. SPECIAL TAX CONSIDERATIONS FOR OPTIONAL BENEFITS

At present, the IRS has not provided guidance as to the tax treatment of charges for optional benefits to an annuity contract. The IRS might take the position that each charge associated with these optional benefits is deemed a withdrawal from the Contract subject to current income tax to the extent of any gains and, if applicable, the 10% penalty tax for premature withdrawals.

We do not currently report charges for optional benefits as partial withdrawals, but we may do so in the future if we believe that the IRS would require us to report them as such. You should consult a tax adviser before electing any optional benefit riders.

Amounts received in a partial withdrawal are taxable to the extent that the Contract Value exceeds the investment in the Contract. There is some uncertainty regarding the effect that certain optional benefits (e.g., the GLWB Rider) might have on the amount that is treated as the Contract Value for this purpose. As a result, the taxable portion of amounts received in a partial withdrawal could be greater or less depending on how such optional benefits are treated for this purpose.

The death benefit under a Qualified Contract, or any optional death benefit or other optional benefit rider, may increase the amount of any required minimum distributions. Failure to comply with minimum distribution requirements will result in the imposition of an excise tax, generally 50% of the amount by which the amount required to be distributed exceeds the actual distribution.

If you are purchased the GLWB Rider in connection with a Qualified Contract, in certain circumstances your ability to access the withdrawal benefit may be limited by the terms of your plan and/or by applicable law.





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                          DISTRIBUTION OF CONTRACTS

The Contracts are distributed through the principal underwriter for the Separate Account:


                   EPOCH SECURITIES, INC. ("DISTRIBUTOR")
            132 TURNPIKE ROAD, SUITE 210, SOUTHBOROUGH, MA 01772

The Distributor is a wholly-owned subsidiary of Global Atlantic (Fin) Company. We reimburse the Distributor for sales of the Contracts by selling firms. We also pay amounts to Distributor that may be used for its operating and other expenses, including advertising expenses and other expenses of distributing the Contracts. Distributor's management team also may be eligible for non-cash compensation items that we may provide jointly with Distributor. Non-cash items include conferences, seminars and trips (including travel, lodging and meals in connection therewith), entertainment, merchandise and other similar items.

SELLING FIRMS.    We and Distributor have entered into selling agreements with selling firms for the sale of the Contracts. All selling firms receive commissions and some form of non-cash compensation. Selected selling firms may receive additional compensation, including marketing allowances, persistency payments, preferred status fees and industry conference fees. These commissions and other incentives or payments, if any, are not charged directly to Contract Owners or the Separate Account. We intend to recoup commissions and other sales expenses through fees and charges deducted under the Contract or from our General Account. A portion of the payments made to selling firms may be passed on to their sales representatives in accordance with their internal compensation programs. Those programs may also include other types of cash and non-cash compensation and other benefits.

COMPENSATION PAID TO ALL SELLING FIRMS.    We and Distributor pay compensation
to all selling firms in the form of commissions and certain types of non-cash compensation. The maximum commission payable for contract sales by selling firms is 6.0% of Purchase Payments. Some selling firms may elect to receive a lower commission when a Purchase Payment is made, along with annual trail commissions up to 1.00% of Account Value (less Purchase Payments received within the previous 12 months) for so long as the Contract remains in effect or as agreed in the selling agreement. Distributor may also provide non-cash compensation items that we may provide jointly with Distributor. Non-cash items include expenses for conference or seminar trips and certain gifts.

ADDITIONAL COMPENSATION FOR SELECTED SELLING FIRMS.    We and Distributor may
pay additional compensation to selected selling firms, including marketing allowances, persistency payments at annual rates up to 0.20% of aggregated assets under management, preferred status fees and industry conference fees. Marketing allowances are periodic payments to certain selling firms based on cumulative sales of our variable insurance contracts (including the Contracts). Persistency payments are periodic payments based on account values of our variable insurance contracts (including Account Values of the Contracts) or other persistency standards. Preferred status fees are paid to obtain preferred treatment of the Contracts in selling firms' marketing programs, which may include marketing services and increased access to their sales representatives. Industry conference fees are amounts paid to cover in part the costs associated with sales conferences and educational seminars for selling firms' sales representatives.

The additional types of compensation discussed above are not offered to all selling firms. The terms of any particular agreement governing compensation may vary among selling firms and the amounts may be significant. The prospect of receiving, or the receipt of, additional compensation as described above may provide selling firms and/or their sales representatives with an incentive to favor sales of the Contracts over other variable annuity contracts (or other investments) with respect to which a selling firm does not receive additional compensation, or lower levels of additional compensation. You may wish to take such payment arrangements into account when considering and evaluating any recommendation relating to the contracts. For more information about any such arrangements, ask your sales representative for further information about what your sales representative and the selling firm for which he or she works may receive in connection with your purchase of a contract.



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                                VOTING RIGHTS

Proxy materials in connection with any Fund shareholder meeting are delivered or made available to each Owner with Subaccount interests invested in the Fund as of the record date. Proxy materials include a voting instruction form. It is important that each Owner provide voting instructions to us because we vote all Fund shares proportionately in accordance with instructions received from Owners. This means that we will vote shares for which no timely instructions are received in the same proportion as those shares for which we do receive voting instructions. As a result, a small number of Owners may control the outcome of a vote. We will also vote any Fund shares attributed to amounts we have accumulated in the Subaccounts in the same proportion that Owners vote. A Fund is not required to hold annual shareholders' meetings. Funds hold special meetings as required or deemed desirable for such purposes as electing trustees, changing fundamental policies or approving an investment advisory agreement.

Owners have voting rights in a Fund based upon the Owner's proportionate interest in the corresponding Subaccount as measured by units. Owners have voting rights before surrender, or the death of an Owner. Thereafter, the payee entitled to receive Variable Annuity payments has voting rights. During the Annuity Period, voting rights decrease as Annuity Units decrease.


                  REPORTS TO CONTRACT OWNERS AND INQUIRIES

Each calendar quarter we send you a statement showing amounts credited to each Subaccount and to the Fixed Account. It also shows the interest rate(s) that we are crediting upon amounts held in the Fixed Account. In addition, if you transfer amounts among the Investment Options or make additional Purchase Payments, you receive written confirmation of these transactions. We will also send a current statement upon your request. We also send you annual and semi-annual reports for the Funds that underlie the Subaccounts in which you invest and a list of the securities held by that Fund. Read all reports carefully. If you find any errors, please contact us promptly to correct them.

You will have access to Contract information through the Interactive Voice Response System (IVR) at 1-800-457-8803. You will also be able to access your account information from our website at www.commonwealthannuity.com.

You may direct inquiries to the selling agent or may call or write to us at our Service Center.





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                            DOLLAR COST AVERAGING

Under our Dollar Cost Averaging ("DCA") program, a predesignated portion of any Subaccount is automatically transferred on a monthly, quarterly, semi-annual or annual basis for a specified duration to other Subaccounts or from the Fixed Account to a Subaccount or Subaccounts. If you elect this program, you cannot elect Automatic Asset Rebalancing. There is no charge associated with our DCA program.

The theory of a DCA program is that by investing at regular and level increments over time, you will be able to purchase more Accumulation Units when the Accumulation Unit value is relatively low and less Accumulation units when the Accumulation Unit value is relatively high. DCA generally helps reduce the risk of purchasing Accumulation Units when market prices are high and selling when market prices are low. However, participation in the DCA program does not assure you of greater profit from your purchases under the program, nor will it prevent or necessarily reduce losses in a declining market. Moreover, while we refer to this program of periodic transfers generally as Dollar Cost Averaging, periodic transfers from a Subaccount (other than a Subaccount which maintains a stable net asset value), are less likely to produce the desired effect of the DCA program and may have the effect of reducing the average price of the Subaccount shares being redeemed. If you choose to participate in this program you should have the financial ability to continue making transfers through periods of fluctuating markets.

The Owner may select any day of the month except for the 29th, 30th or 31st for the DCA transfers to occur. The Dollar Cost Averaging program is available only during the Accumulation Period. You may enroll any time by completing our Dollar Cost Averaging form. We must receive the enrollment form at least five business days before the transfer date.

The minimum transfer amount is $100 per Subaccount. At the time Dollar Cost Averaging is elected, the total Contract Value in the Subaccount from which transfers will be made must be at least equal to the amount designated to be transferred on each transfer date times the duration selected.

Dollar Cost Averaging ends if:

      - the number of designated monthly transfers has been completed,

      - Contract Value in the transferring account is insufficient to complete the next transfer; the remaining amount is transferred,

      - we receive your written termination at our Service Center at least five business days before the next transfer date, or

      - the Contract is surrendered or annuitized.

If the Fixed Account balance is at least $10,000, you may elect automatic monthly or calendar quarter transfers of interest accrued in the Fixed Account to one or more of the Subaccounts. Transfers are made within five business days of the end of the month or calendar quarter, as applicable. We must receive the enrollment form at least ten days before the end of the month or calendar quarter, as applicable.





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                         AUTOMATIC ASSET REBALANCING

We currently offer Automatic Asset Rebalancing on a monthly, quarterly, semi-annual, or annual basis. If you elect this program, you cannot elect Dollar Cost Averaging. There is currently no charge for this service.

Under Automatic Asset Rebalancing, we will allocate your Purchase Payments (and corresponding PPBs) and rebalance your Separate Account Contract Value monthly, quarterly, semi-annually, or annually to maintain the particular percentage allocation among the Subaccounts that you select based on your investment goals and risk tolerance. Rebalancing of your Separate Account Contract Value will occur on the initial rebalancing date you select and then each rebalancing date thereafter. The initial date you select cannot be earlier than 30 days from the Date of Issue. If based on your selected date, rebalancing would occur on a date that is not a Valuation Date, the rebalancing will occur on the Valuation Date following your selected date. You may change the frequency of Automatic Asset Rebalancing at any time.

We perform this periodic rebalancing to take account of:

     - increases and decreases in Separate Account Contract Value in each Subaccount due to Subaccount performance, and

     - increases and decreases in Separate Account Contract Value in each Subaccount due to withdrawals, transfers, and Purchase Payments (and corresponding PPBs).

You may elect Automatic Asset Rebalancing at any time on or after the Date of Issue by submitting a written request to our Service Center. If you elect Automatic Asset Rebalancing, you must include all Separate Account Contract Value in the program. We allocate all Purchase Payments (and corresponding
PPBs) paid under an automatic investment feature and, unless you instruct us otherwise, all other Purchase Payments (and corresponding PPBs) in accordance with the particular percentage allocation among the Subaccounts that you have selected. The percentages that you select under Automatic Asset Rebalancing will override any prior percentage allocations that you have chosen and we will allocate all future Purchase Payments (and corresponding PPBs) accordingly. You may change your allocations at any time. Once elected, you may instruct us, in a form satisfactory to us, at any time to terminate the program. We reserve the right to make changes to this program at any time.


                         SYSTEMATIC WITHDRAWAL PLAN

We offer a Systematic Withdrawal Plan ("SWP") allowing you to preauthorize periodic withdrawals during the Accumulation Period. You instruct us to withdraw selected amounts from the Fixed Account or from any of the Subaccounts on a monthly, quarterly, semi-annual or annual basis. The SWP is available when you request a minimum $100 periodic payment. If the amounts distributed under the SWP exceed the Free Withdrawal Amount, we may assess the withdrawal charge on those amounts. WITHDRAWALS TAKEN UNDER THE SWP MAY BE SUBJECT TO THE 10% TAX PENALTY ON EARLY WITHDRAWALS AND TO INCOME TAXES AND WITHHOLDING. If you are interested in SWP, you may obtain an application and information concerning this program and its restrictions from us or your agent. We give thirty days' notice if we amend the SWP. The SWP may be terminated at any time by you or us. There is no charge associated with the SWP.





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                           SPECIAL CONSIDERATIONS

We reserve the right to amend the Contract to meet the requirements of federal or state laws or regulations. We will notify you in writing of these amendments.

Your rights under a Contract may be assigned as provided by law. An assignment will not be binding upon us until we receive a written copy of the assignment at our Service Center. Any claim is subject to proof of interest of the assignee. You are solely responsible for the validity or effect of any assignment. You, therefore, should consult a qualified tax adviser regarding the tax consequences, as an assignment may be a taxable event.

Only our President, Vice President, Secretary, or Assistant Secretaries may change the Contract. No one else has authority to modify or waive any provision of the Contract. Any change must be in writing. At any time, we may make such changes to the Contract, without your consent, as required to make it conform with any law, regulation, or ruling issued by a government agency. We will notify you of such changes and when required will obtain approval from the appropriate regulatory authority and you.


                              LEGAL PROCEEDINGS

There are no legal proceedings to which we, the Separate Account or the Principal Underwriter is a party, or to which the assets of the Separate Account are subject, that are likely to have a material adverse effect on:

      - the Separate Account; or

      - the ability of the principal underwriter to perform its contract with the Separate Account; or

      - on our ability to meet our obligations under the variable annuity contracts funded through the Separate Account.


                            FINANCIAL STATEMENTS

Financial Statements for the Company and for the Separate Account are included in the Statement of Additional Information.



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                                 APPENDIX A

                  MORE INFORMATION ABOUT THE FIXED ACCOUNT

Amounts allocated or transferred to the Fixed Account are part of our General Account, supporting insurance and annuity obligations. Interests in the Fixed Account are not registered under the Securities Act of 1933 ("1933 Act"), and the Fixed Account is not registered as an investment company under the 1940 Act. Accordingly, neither the Fixed Account nor any interests therein generally are subject to the provisions of the 1933 or 1940 Acts. We have been advised that the staff of the SEC has not reviewed the disclosures in this Prospectus relating to the Fixed Account. Disclosures regarding the Fixed Account, however, are subject to the general provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses. This Prospectus describes only the aspects of the Contract involving the Separate Account unless we refer to fixed accumulation and annuity elements.

The Fixed Account is part of the Company's General Account which is made up of all of the general assets of the Company other than those allocated to separate accounts. Allocations to the Fixed Account become part of the assets of the Company and are used to support insurance and annuity obligations. The General Account is not segregated or insulated from the claims of the insurance company's creditors. Any amounts allocated to the Fixed Account or amounts that we guarantee in excess of your Contract Value are subject to our financial strength and claim's paying ability, and are subject to the risk that the insurance company may not be able to cover, or may default on, its obligations under those guarantees.

The Fixed Account Contract Value includes:

     1.   your Purchase Payments allocated to the Fixed Account;

     2. amounts transferred from a Subaccount to the Fixed Account at your request; and

     3.   the interest credited to amounts so allocated or transferred.

We reduce the Fixed Account Contract Value when you make transfers and withdrawals from the Fixed Account, as well as when we assess Contract fees and charges against the Fixed Account.

For Contracts issued on or before December 31, 2012, the guaranteed minimum interest for amounts allocated to the Fixed Account is 2% each year for the first 10 contract years and 3% thereafter. For these Contracts, we reserve the right to not allow you to allocate Purchase Payments or transfer Contract Value to the Fixed Account if the Fixed Account interest rate applicable to such amounts would be less than or equal to 3%. For Contracts issued after December 31, 2012, the Fixed Account guaranteed minimum interest rate is at least 1% for the first 10 contract years and 1% thereafter.

We guarantee that Purchase Payments allocated and Contract Value transferred to the Fixed Account earn, on a daily basis, a minimum fixed interest rate not less than the minimum interest rate allowed by state law. At our discretion, we may credit interest in excess of the minimum guaranteed rate. With respect to each Purchase Payment allocation or Contract Value transfer to the Fixed Account, we reserve the right to change the rate of excess interest credited, although we will not declare or change any excess interest rate more frequently than once every twelve months. We also reserve the right to declare different rates of excess interest depending on when amounts are allocated or transferred to the Fixed Account and whether the source of the amount is Purchase Payments allocated or Contract Value transferred. This means that amounts at any designated time may be credited with a different rate of excess interest than the rate previously credited to such amounts and to amounts allocated or transferred at any other designated time, and that these rates of excess interest may differ based on the source of the amount. You bear the risk that no excess interest will be credited.

We will declare a current Fixed Account interest rate for each Purchase Payment allocated and for each transfer of Contract Value to the Fixed Account. The amount allocated or transferred will be credited that rate through the end of the calendar month in which the Purchase Payment or transfer request is received and for twelve additional calendar months thereafter. At the beginning of each subsequent guarantee period of twelve calendar months, we will declare the Fixed Account interest rate applicable for that period. We reserve the right to declare the current Fixed Account interest rate based upon: the Date of Issue; the date we receive a Purchase Payment, the date of any transfer of Contract Value to the Fixed Account, and whether the source is a Purchase Payment allocated or Contract Value transferred.

While there is a loan, we will credit the portion of the Fixed Account Contract Value securing the Debt with interest at the daily equivalent of the annual loan interest rate charged reduced by 2.5%, instead of the current interest rate credited to the Fixed Account. However, this rate will never be lower than the minimum guaranteed Fixed Account interest rate.

If you elected the GLWB Rider prior to its discontinuance on June 1, 2009, you may not allocate Purchase Payments or transfer Contract Value to the Fixed Account. (See APPENDIX D--GUARANTEED LIFETIME WITHDRAWAL BENEFIT ("GLWB") RIDER.

TRANSFERS TO OR FROM THE FIXED ACCOUNT. In addition to the provisions under B. THE ACCUMULATION PERIOD--4. TRANSFERS DURING THE ACCUMULATION PERIOD in the prospectus, the following apply to transfers from the Fixed Account during the Accumulation Period:

      - The Contract provides that transfers out of the Fixed Account in any Contract Year may not exceed 25% of the value of the Fixed Account as of the prior Contract Anniversary or, in the case of transfers in the first Contract Year, the Date of Issue. The Company is currently waiving this requirement, but reserves the right to enforce the provision in the future. We reserve the right to apply the restriction to transfers made under a systematic investment program approved by the Company.

      - The Contract provides that a transfer out of the Fixed Account is limited to an amount that equals the Fixed Account Contract Value less Debt, less any premium taxes and withdrawal charge that would apply to the total withdrawal of the Fixed Account Contract Value at the time that you make the transfer, and less interest for one calendar year on any loan at the time that you make the transfer.

      - The Company reserves the right to transfer the entire Fixed Account Contract Value if a transfer out of the Fixed Account would otherwise result in a Fixed Account Contract Value less than $5,000.

      - If you request a transfer from a specific Subaccount or from the Fixed Account, we will transfer Purchase Payments (and earnings attributable to those Purchase Payments) previously allocated or transferred to that Subaccount or to the Fixed Account, in the chronological order in which we received such Purchase Payments in the Contract. Otherwise, we will transfer Purchase Payments (and earnings attributable to those Purchase Payments) previously allocated or transferred to all Subaccounts and the Fixed Account in which you have an interest, in the chronological order in which we received such Purchase Payments in the Contract.

Transfers to or from the Fixed Account are also subject to the Company's then-current rules on Disruptive Trading, as may be amended from time to time. The Company reserves the right to amend its Disruptive Trading rules in its sole discretion. Certain states may also impose restrictions on payments and transfers to the Fixed Account. Transfers to and from the Fixed Account are not permitted during the Annuity Period.

                                 APPENDIX B

     COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY DEFERRED FIXED AND VARIABLE ANNUITY IRA, ROTH IRA AND SIMPLE IRA DISCLOSURE STATEMENT

This Disclosure Statement describes the statutory and regulatory provisions applicable to the operation of traditional Individual Retirement Annuities
(IRAs), Roth Individual Retirement Annuities (Roth IRAs) and Simple Individual Retirement Annuities (SIMPLE IRAs). Internal Revenue Service regulations require that this be given to each person desiring to establish an IRA, Roth IRA or a SIMPLE IRA. Except where otherwise indicated, IRA discussion includes Simplified Employee Pension IRAs (SEP IRA). Further information can be obtained from Commonwealth Annuity and Life Insurance Company and from any district office of the Internal Revenue Service. Also, see IRS Publication 590, INDIVIDUAL RETIREMENT ARRANGEMENTS (IRAS).

This Disclosure Statement is for your general information and is not intended to be exhaustive or conclusive, to apply to any particular person or situation, or to be used as a substitute for qualified legal or tax advice.

Please note that the information contained herein is based on current federal income tax law, income tax regulations, and other guidance provided by the IRS. Hence, this information is subject to change upon an amendment of the law or the issuance of further regulations or other guidance. Also, you should be aware that state tax laws may differ from federal tax laws governing such arrangements. You should consult your tax adviser about any state tax consequences of your IRA or Roth IRA, whichever is applicable.


A. REVOCATION

Within 7 days of the date you signed your enrollment application, you may revoke the Contract and receive back 100% of your money by submitting your request in writing to us at our Service Center. Notice of revocation will be deemed mailed on the date of the postmark (or if sent by certified or registered mail, the date of the certification or registration) if it is deposited in the mail in the United States in an envelope, or other appropriate wrapper, first class postage prepaid, properly addressed.


B. STATUTORY REQUIREMENTS

The Contract is intended to meet the requirements of Section 408(b) of the Code, Section 408A of the Code for use as a Roth IRA, or of Section 408(p) of the Code for use as a SIMPLE IRA, whichever is applicable. The Contract has not been approved as to form for use as an IRA, Roth IRA or a SIMPLE IRA by the Internal Revenue Service. Such approval by the Internal Revenue Service is a determination only as to form of the Contract, and does not represent a determination on the merits of the Contract.

1. The amount in your IRA, Roth IRA, and SIMPLE IRA, whichever is applicable, must be fully vested at all times and the entire interest of the Owner must be nonforfeitable.

2.    The Contract must be nontransferable by the Owner.

3.    The Contract must have flexible premiums.

4. For IRAs and SIMPLE IRAs, you must start receiving distributions on or before April 1 of the year following the year in which you reach age 70 1/2 (the required beginning date) (see "Required Distributions"). However, Section 401(a)(9)(A) of the Code (relating to minimum distributions required to commence at age 70 1/2, and the incidental death benefit requirements of Section 401(a) of the Code, do not apply to Roth IRAs.

If you die on or after the date required minimum distributions under Section 401(a)(9) of the Code commence, unless otherwise permitted under applicable law, any remaining interest in the Contract must be distributed at least as rapidly as under the method of distribution being used as of the date of death. If you die before required minimum distributions commence, unless otherwise permitted under applicable law, any remaining interest in the Contract must be distributed to your Beneficiary by December 31 of the calendar


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year containing the fifth anniversary of your death; except that: (1) if the interest is payable to an individual who is your designated Beneficiary (within the meaning of Section 401(a)(9) of the Code), the designated Beneficiary may receive the entire interest over his or her life, or over a period certain not extending beyond his or her life expectancy, commencing on or before December 31 of the calendar year immediately following the calendar year in which you die; and (2) if the sole designated Beneficiary is your spouse, the Contract may be treated as his or her own IRA, or, where applicable, Roth IRA.

5. Except in the case of a rollover contribution or a direct transfer (see "ROLLOVERS AND DIRECT TRANSFERS"), or a contribution made in accordance with the terms of a Simplified Employee Pension (SEP), all contributions to an IRA, Roth and SIMPLE IRA must be cash contributions which do not exceed certain limits.

6. The Contract must be for the exclusive benefit of you and your Beneficiaries.


C. ROLLOVERS AND DIRECT TRANSFERS FOR IRAS AND SIMPLE IRAS

1. A rollover is a tax-free transfer from one retirement program to another that you cannot deduct on your tax return. There are two kinds of tax-free rollover payments to an IRA. In one, you transfer amounts from another IRA. With the other, you transfer amounts from a qualified plan under Section 401(a) of the Code, a qualified annuity under Section 403(a) of the Code, a tax-sheltered annuity or custodial account under
      Section 403(b) of the Code, or a governmental plan under Section 457(b) of the Code (collectively referred to as "qualified employee benefit plans"). Tax-free rollovers can be made from a SIMPLE IRA to a SIMPLE Individual Retirement Account under Section 408(p) of the Code. An individual can make a tax-free rollover to an IRA from a SIMPLE IRA, or vice-versa, after a two-year period has expired since the individual first participated in a SIMPLE plan.

2. You must complete the rollover by the 60th day after the day you receive the distribution from your IRA or other qualified employee benefit plan or SIMPLE IRA. The failure to satisfy this 60-day requirement may be waived by the Internal Revenue Service in certain circumstances.


      Distributions that are rolled over to an IRA within 60 days are not immediately taxable, however only one such rollover is permitted each year. Beginning in 2015, an individual can make only one rollover from an IRA to another (or the same) IRA in any 12-month period, regardless of the number of IRAs that are owned. The limit will apply by aggregating all of an individual's IRAs, including SEP and SIMPLE IRAs as well as traditional and Roth IRAs, effectively treating them as one IRA for purposes of the limit. This limit does not apply to direct trustee-to-trustee transfers or conversions to Roth IRAs.


3. A rollover distribution may be made to you only once a year. The one-year period begins on the date you receive the rollover distribution, not on the date you roll it over (reinvest it).

4. A trustee-to-trustee transfer to an IRA of funds in an IRA from one trustee or insurance company to another is not a rollover. It is a transfer that is not affected by the one-year waiting period.

5. All or a part of the premium for the Contract used as an IRA may be paid from a rollover from an IRA or qualified employee benefit plan or from a trustee-to-trustee transfer from another IRA. All or part of the premium for the Contract used as a SIMPLE IRA may be paid from a rollover from a SIMPLE Individual Retirement Account or, to the extent permitted by law, from a direct transfer from a SIMPLE IRA.

6. A distribution that is eligible for rollover treatment from a qualified employee benefit plan will be subject to twenty percent (20%) withholding by the Internal Revenue Service even if you roll the distribution over within the 60-day rollover period. One way to avoid this withholding is to make the distribution as a direct transfer to the IRA trustee or insurance company.



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D. CONTRIBUTION LIMITS AND ALLOWANCE OF DEDUCTION FOR IRAS


1. In general, the amount you can contribute each year to an IRA is the lesser of (1) 100% of your compensation, or (2) the maximum annual contributions under Section 219(b) of the Code, including "catch-up" contributions for certain individuals age 50 and older. The maximum annual contribution limit for IRA contributions is equal to $5,500 for 2015. After 2015, the limit may be indexed annually in $500 increments as determined by the Secretary of Treasury to reflect cost of living increases. An individual who has attained age 50 may make additional "catch-up" IRA contributions. The maximum annual contribution limit for the individual is increased by $1,000 except as otherwise provided by law. If you have more than one IRA, the limit applies to the total contributions made to your own IRAs for the year. Generally, if you work the amount that you earn is compensation. Wages, salaries, tips, professional fees, bonuses and other amounts you receive for providing personal services are compensation. If you own and operate your own business as a sole proprietor, your net earnings reduced by your deductible contributions on your behalf to self-employed retirement plans are compensation. If you are an active partner in a partnership and provide services to the partnership, your share of partnership income reduced by deductible contributions made on your behalf to qualified retirement plans is compensation. All taxable alimony and separate maintenance payments received under a decree of divorce or separate maintenance is compensation.


2. In the case of a married couple filing a joint return, up to the maximum annual contribution can be contributed to each spouse's IRA, even if one spouse has little or no compensation. This means that the total combined contributions that can be made to both IRAs can be as much as $13,000 ($5,500 annual contribution for each individual, plus $1,000 for each individual who has attained age 50).

3. In the case of a married couple with unequal compensation who file a joint return, the limit on the deductible contributions to the IRA of the spouse with less compensation is the smaller of:

      a.   The maximum annual contribution, or

      b. The total compensation of both spouses, reduced by any deduction allowed for contributions to IRAs of the spouse with more compensation.

      The deduction for contributions to both spouses' IRAs may be further limited if either spouse is covered by an employer retirement plan.


4. If either you or your spouse is an active participant in an employer-sponsored plan and have a certain level of income, the amount of the contribution to your IRA that is deductible is phased out, and in some cases eliminated. If you are an active participant in an employer-sponsored plan, the deductibility of your IRA contribution will be phased out, depending on your adjusted gross income, or combined adjusted gross income in the case of a joint tax return, as follows for 2015:



      JOINT RETURNS: $98,000



      SINGLE TAXPAYERS: $61,000



      The phase-out range for married individuals filing separately is $0-$10,000. If you file a joint tax return and are not an active participant in an employer sponsored plan, but your spouse is, in 2015 the amount of the deductible IRA contribution is phased out for adjusted gross income between $183,000 and 193,000. These amounts may be indexed for cost of living increases in future years.


      To designate a contribution as nondeductible, you must file IRS Form 8606, NONDEDUCTIBLE IRAS. You may have to pay a penalty if you make nondeductible contributions to an IRA and you do not file Form 8606 with your tax return, or if you overstate the amount of nondeductible contributions on your Form 8606. If you do not report nondeductible contributions, all of the contributions to your traditional IRA will be treated as deductible, and all distributions from your IRA will be taxed, unless you can show, with satisfactory evidence, that nondeductible contributions were made.



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5.    Contributions to your IRA for a year can be made at any time up to April
      15 of the following year. If you make the contribution between January 1 and April 15, however, you may elect to treat the contribution as made either in that year or in the preceding year. You may file a tax return claiming a deduction for your IRA contribution before the contribution is actually made. You must, however, make the contribution by the due date of your return not including extensions.

6. You cannot make a contribution other than a rollover or transfer contribution to your IRA for the year in which you reach age 70 1/2 or thereafter.


E. SEP IRAS


1. SEP IRA rules concerning eligibility and contributions are governed by Code Section 408(k). In 2015, the maximum deductible employer contribution for a SEP IRA is the lesser of $53,000 (may be indexed for cost-of-living increases in future years) or 25% of compensation.


2. A SEP must be established and maintained by an employer (corporation, partnership, sole proprietor).

3. If a SEP IRA allows non-SEP contributions, an employee can make tax deductible contributions up to the maximum IRA limit (generally $5,500 or $6,500, depending upon age).


F. SIMPLE IRAS

1. A SIMPLE IRA must be established with your employer using a qualified salary reduction agreement.


2. You may elect to have your employer contribute to your SIMPLE IRA, under a qualified salary reduction agreement, an amount (expressed as a percentage of your compensation) not to exceed $12,500 for 2015 or $15,500 if you are over age 50. After 2015, the limits may be indexed annually, except as otherwise provided by law. In addition to these employee elective contributions, your employer is required to make each year either (1) a matching contribution equal to up to 3 percent, and not less than 1 percent, of your SIMPLE IRA contribution for the year, or (2) a non-elective contribution equal to 2 percent of your compensation for the year (up to $265,000 of compensation in 2015, as may be adjusted for inflation in future years). No other contributions may be made to a SIMPLE IRA.


3. Employee elective contributions and employer contributions (i.e., matching contributions and non-elective contributions) to your SIMPLE IRA are excluded from your gross income.

4. To the extent an individual with a SIMPLE IRA is no longer participating in a SIMPLE plan (e.g., the individual has terminated employment), and two years have passed since the individual first participated in the plan, the individual may treat the SIMPLE IRA as an IRA.


G. TAX STATUS OF THE CONTRACT AND DISTRIBUTIONS FOR IRAS AND SIMPLE IRAS

1. Earnings of your IRA annuity contract are not taxed until they are distributed to you.

2. In general, taxable distributions are included in your gross income in the year you receive them.

3. Distributions under your IRA are non-taxable to the extent they represent a return of non-deductible contributions (if any). The non-taxable percentage of a distribution is determined generally by dividing your total undistributed, non-deductible IRA contributions by the value of all your IRAs (including SEPs and rollovers).

4. You cannot choose the special five-year or ten-year averaging that may apply to lump sum distributions from qualified employer plans.


H. REQUIRED DISTRIBUTIONS FOR IRAS AND SIMPLE IRAS

You must start receiving minimum distributions required under the Contract and
Section 401(a)(9) of the Code from your IRA and SIMPLE IRA starting with the year you reach age 70 1/2 (your 70 1/2 year).


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Ordinarily, the required minimum distribution for a particular year must be received by December 31 of that year. However, you may delay the required minimum distribution for the year you reach age 70 1/2 until April 1 of the following year (i.e., the required beginning date).

Annuity payments which begin by April 1 of the year following your 70 1/2 year satisfy the minimum distribution requirement if they provide for non-increasing payments over your life or the lives of you and your designated Beneficiary (within the meaning of Section 401(a)(9) of the Code), provided that, if installments are guaranteed, the guaranty period does not exceed the applicable life or joint expectancy.

The applicable life expectancy is your remaining life expectancy or the remaining joint life and last survivor expectancy of you and your designated Beneficiary, determined as set forth in applicable federal income tax regulations.

If you have more than one IRA, you must determine the required minimum distribution separately for each IRA; however, you can take the actual distributions of these amounts from any one or more of your IRAs.

In addition, the after-death minimum distribution requirements described generally in section B. STATUTORY REQUIREMENTS apply to IRAs and SIMPLE IRAs.

If the actual distribution from your Contract is less than the minimum amount that should be distributed in accordance with the minimum distribution requirements mentioned above, the difference generally is an excess accumulation. There is a 50% excise tax on any excess accumulations. If the excess accumulation is due to reasonable error, and you have taken (or are taking) steps to remedy the insufficient distribution, you can request that this 50% excise tax be excused by filing with your tax return an IRS Form 5329, together with a letter of explanation and the excise tax payment.


I. ROTH IRAS

1. If your Contract is a special type of individual retirement plan known as a Roth IRA, it will be administered in accordance with the requirements of section 408A of the Code. Roth IRAs are treated the same as other IRAs, except as described here.

2. If your Contract is a Roth IRA, we will send you a Roth IRA endorsement to be attached to, and to amend, your Contract. The Company reserves the right to amend the Contract as necessary or advisable from time to time to comply with future changes in the Code, regulations or other requirements imposed by the IRS to obtain or maintain its approval of the annuity as a Roth IRA.

3. Earnings in your Roth IRA are not taxed until they are distributed to you, and will not be taxed if they are paid as a "qualified distribution," as described to you in section L, below.

4. The minimum distribution requirements that apply to IRAs do not apply to Roth IRAs while the Owner is alive. However, after the death of a Roth IRA Owner, the after-death minimum distribution rules that apply to IRAs also apply to Roth IRAs as though the Roth IRA Owner died before his or her required beginning date. You may not use your Roth IRA to satisfy minimum distribution requirements for traditional IRAs. Nor may you use distributions from an IRA for required distributions from a Roth IRA.


J. ELIGIBILITY AND CONTRIBUTIONS FOR ROTH IRAS

1. Generally, you are eligible to establish or make a contribution to your Roth IRA only if you meet certain income limits. No deduction is allowed for contributions to your Roth IRA. Contributions to your Roth IRA may be made even after you attain age 70 1/2.

2. The maximum aggregate amount of contributions for any taxable year to all IRAs, including all Roth IRAs, maintained for your benefit (the "contribution limit") generally is the lesser of (1) 100% of your compensation, or (2) the maximum annual contributions under Section 219(b) of the Code, including "catch-up" contributions for certain individuals age 50 and older (as discussed in section D, above).



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

"Adjusted gross income" is determined under the Code and (1) excludes any amount included in gross income as a result of any rollover from, transfer from, or conversion of an IRA to a Roth IRA, and (2) is reduced by any deductible IRA contribution. In 2015, if you are not covered by a retirement plan at work and you are married filing jointly, your contribution limits begin to phase out at $183,000 of modified adjusted gross income and no contributions are allowed above $193,000. If you are married filing separately and lived with your partner at least some of the year, your contribution limits begin to phase out at $0 and no contributions are allowed above $10,000. For other filers, contribution limits begin to phase out at $116,000 and no contributions are permitted above $131,000. These amounts may be indexed for cost of living increases in future years.


A "qualified rollover contribution" (discussed in section K, below), and a non-taxable transfer from another Roth IRA, are not taken into account for purposes of determining the contribution limit.


K. ROLLOVERS, TRANSFERS AND CONVERSIONS TO ROTH IRAS

1. ROLLOVERS AND TRANSFERS--A rollover may be made to a Roth IRA only if it is a "qualified rollover contribution." A "qualified rollover contribution" is a rollover to a Roth IRA from another Roth IRA or from an IRA, but only if such rollover contribution also meets the rollover requirements for IRAs under Section 408(d)(3). In addition, a transfer may be made to a Roth IRA directly from another Roth IRA or from an IRA.

      The rollover requirements of Section 408(d)(3) are complex and should be carefully considered before you make a rollover. One of the requirements is that the amount received be paid into another IRA (or Roth IRA) within 60 days after receipt of the distribution. The failure to satisfy this 60-day requirement may be waived by the Internal Revenue Service in certain circumstances. In addition, a rollover contribution from a Roth IRA may be made by you only once a year. The one-year period begins on the date you receive the Roth IRA distribution, not on the date you roll it over (reinvest it) into another Roth IRA. If you withdraw assets from a Roth IRA, you may roll over part of the withdrawal tax free into another Roth IRA and keep the rest of it. A portion of the amount you keep may be included in your gross income.

2. TAXATION OF ROLLOVERS AND TRANSFERS TO ROTH IRAS--A qualified rollover contribution or transfer from a Roth IRA maintained for your benefit to another Roth IRA maintained for your benefit which meets the rollover requirements for IRAs under Section 408(d)(3) is tax-free.

      In the case of a qualified rollover contribution or a transfer from an IRA maintained for your benefit to a Roth IRA maintained for your benefit, any portion of the amount rolled over or transferred which would be includible in your gross income were it not part of a qualified rollover contribution or a nontaxable transfer will be includible in your gross income. However, Code Section 72(t) (relating to the 10 percent penalty tax on premature distributions) will not apply.

3. TRANSFERS OF EXCESS IRA CONTRIBUTIONS TO ROTH IRAS--If, before the due date of your federal income tax return for any taxable year (not including extensions), you transfer, from an IRA, contributions for such taxable year (and earnings thereon) to a Roth IRA, such amounts will not be includible in gross income to the extent that no deduction was allowed with respect to such amount.

4. TAXATION OF CONVERSIONS OF IRAS TO ROTH IRAS--All or part of amounts in an IRA maintained for your benefit may be converted into a Roth IRA maintained for your benefit. The conversion of an IRA to a Roth IRA is treated as special type of qualified rollover contribution. Hence, you must be eligible to make a qualified rollover contribution in order to convert an IRA to a Roth IRA. A conversion typically will result in the inclusion of some or all of your IRA's value in gross income, as described above.



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
      A conversion of an IRA to a Roth IRA can be made without taking an actual distribution from your IRA. For example, an individual may make a conversion by notifying the IRA issuer or trustee, whichever is applicable.

      UNDER SOME CIRCUMSTANCES, IT MIGHT NOT BE ADVISABLE TO ROLLOVER, TRANSFER, OR CONVERT ALL OR PART OF AN IRA TO A ROTH IRA. WHETHER YOU SHOULD DO SO WILL DEPEND ON YOUR PARTICULAR FACTS AND CIRCUMSTANCES, INCLUDING, BUT NOT LIMITED TO, SUCH FACTORS AS WHETHER YOU QUALIFY TO MAKE SUCH A ROLLOVER, TRANSFER, OR CONVERSION, YOUR FINANCIAL SITUATION, AGE, CURRENT AND FUTURE INCOME NEEDS, YEARS TO RETIREMENT, CURRENT AND FUTURE TAX RATES, YOUR ABILITY AND DESIRE TO PAY CURRENT INCOME TAXES WITH RESPECT TO AMOUNTS ROLLED OVER, TRANSFERRED, OR CONVERTED, AND WHETHER SUCH TAXES MIGHT NEED TO BE PAID WITH WITHDRAWALS FROM YOUR ROTH IRA (SEE DISCUSSION BELOW OF "NON-QUALIFIED DISTRIBUTIONS"). YOU SHOULD CONSULT A QUALIFIED TAX ADVISER BEFORE ROLLING OVER, TRANSFERRING, OR CONVERTING ALL OR PART OF AN IRA TO A ROTH IRA.

5. SEPARATE ROTH IRAS--Due to the complexity of the tax law, it may be advantageous to maintain amounts rolled over, transferred, or converted from an IRA in separate Roth IRAs from those containing regular Roth IRA contributions. For the same reason, you should consider maintaining a separate Roth IRA for each amount rolled over, transferred, or converted from an IRA. These considerations should be balanced against the additional costs you may incur from maintaining multiple Roth IRAs. You should consult your tax adviser if you intend to contribute rollover, transfer, or conversion amounts to your Contract, or if you intend to roll over or transfer amounts from your Contract to another Roth IRA maintained for your benefit.


L. INCOME TAX CONSEQUENCES OF ROTH IRAS

1. QUALIFIED DISTRIBUTIONS--Any "qualified distribution" from a Roth IRA is excludible from gross income. A "qualified distribution" is a payment or distribution which satisfies two requirements. First, the payment or distribution must be (a) made after you attain 59 1/2, (b) made after your death, (c) attributable to your being disabled, or (d) a "qualified special purpose distribution" (i.e., a qualified first-time homebuyer distribution under the Code). Second, the payment or distribution must be made in a taxable year that is at least five years after (1) the first taxable year for which a contribution was made to any Roth IRA established for you, or (2) in the case of a rollover from, or a conversion of, an IRA to a Roth IRA, the taxable year in which the rollover or conversion was made if the payment or distribution is allocable (as determined in the manner set forth in guidance issued by the IRS) to the rollover contribution or conversion (or to income allocable thereto).

2. NONQUALIFIED DISTRIBUTIONS--A distribution from a Roth IRA which is not a qualified distribution is taxed under Code Section 72 (relating to annuities), except that such distribution is treated as made first from contributions to the Roth IRA to the extent that such distribution, when added to all previous distributions from the Roth IRA, does not exceed the aggregate amount of contributions to the Roth IRA. For purposes of determining the amount taxed, (a) all Roth IRAs established for you will be treated as one contract, (b) all distributions during any taxable year from Roth IRAs established for you will be treated as one distribution, and (c) the value of the contract, income on the contract, and investment in the contract, if applicable, will be computed as of the close of the calendar year in which the taxable year begins.

An additional tax of 10% is imposed on nonqualified distributions (including amounts deemed distributed as the result of a prohibited loan or use of your Roth IRA as security for a loan) made before the benefited individual has attained age 59 1/2, unless one of the exceptions discussed in Section N applies.


M. TAX ON EXCESS CONTRIBUTIONS

1. You must pay a 6% excise tax each year on excess contributions that remain in your Contract. Generally, an excess contribution is the amount contributed to your Contract that is more than you can contribute. The excess is taxed for the year of the excess contribution and for each year after that until you correct it. If contributions to your IRA for a year are more than the contribution limit, you


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
      can apply the excess contribution in one year to a later year if the contributions for that later year are less than the maximum allowed for that year.

2. You will not have to pay the 6% excise tax if you withdraw the excess amount by the date your tax return is due including extensions for the year of the contribution. You do not have to include in your gross income an excess contribution that you withdraw from your Contract before your tax return is due if the income earned on the excess was also withdrawn and no deduction was allowed for the excess contribution. You must include in your gross income the income earned on the excess contribution.


N. TAX ON PREMATURE DISTRIBUTIONS

There is an additional tax on premature distributions from your IRA, Roth IRA, or SIMPLE IRA, equal to 10% of the taxable amount. For premature distributions from a SIMPLE IRA made within the first 2 years you participate in a SIMPLE plan, the additional tax is equal to 25% of the amount of the premature distribution that must be included in gross income. Premature distributions are generally amounts you withdraw before you are age 59 1/2. However, the tax on premature distributions does not apply generally:

      1.   To amounts that are rolled over or transferred tax free;

      2. To a distribution which is made on or after your death, or on account of you being disabled within the meaning of Code Section 72(m)(7);

      3. To a distribution which is part of a series of substantially equal periodic payments (made at least annually) over your life or your life expectancy or the joint life or joint life expectancy of you and your Beneficiary;

      4. To a distribution which is used for qualified first-time homebuyer expenses, qualified higher education expenses, certain medical expenses, or by an unemployed individual to pay health insurance premiums; or

      5. To a distribution mode during a specified time period to a reservist who is called or ordered to active duty for a period in excess of 170 days or for an indefinite period.


O. EXCISE TAX REPORTING

Use Form 5329, Additional Taxes Attributable to Qualified Retirement Plans (Including IRAs), Annuities, and Modified Endowment Contracts, to report the excise taxes on excess contributions, premature distributions, and excess accumulations. If you do not owe any IRA, SIMPLE IRA or Roth IRA excise taxes, you do not need Form 5329. Further information can be obtained from any district office of the Internal Revenue Service.


P. BORROWING

If you borrow money against annuity contract will lose its classification as an IRA, Roth IRA, or SIMPLE IRA, whichever is applicable, and you must include in gross income the fair market value of the Contract as of the first day of your tax year. In addition, you may be subject to the tax on premature distributions described above. (Note: The Contract does not allow borrowings against it, nor may it be assigned or pledged as collateral for a loan.)


Q. REPORTING

We will provide you with any reports required by the Internal Revenue
Service.


R. ESTATE TAX

Generally, the value of your IRA, including your Roth IRA, is included in your gross estate for federal estate tax purposes.



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S. FINANCIAL DISCLOSURE

1. We deduct a daily charge from your Separate Account Contract Value equal to 1.50%, on an annual basis, of Separate Account Contract Value. May vary if optional riders are elected.

2. An annual Contract Fee of $30.00 will be assessed against the Separate Account and Fixed Account Value each Contract Year if the Accumulate Value is less than $50,000.

3. Withdrawal charges will be assessed based on the Contribution Years elapsed as described in the prospectus under the heading "Withdrawal Charge."

4. The method used to compute and allocate the annual earnings is contained in the prospectus under the heading "Accumulation Unit Value" for Separate Account Contract Value.

5. The growth in value of your Contract is neither guaranteed nor projected but is based on the investment experience of the Subaccounts or rates of interest as declared by Commonwealth Annuity.

               CONTRACTS ISSUED ON OR BEFORE DECEMBER 31, 2012

GUARANTEED LUMP SUM TERMINATION OF DEFERRED FIXED AND VARIABLE ANNUITY COMPLETELY ALLOCATED TO THE FIXED ACCOUNT WITH 2% GUARANTEED EACH YEAR FOR THE FIRST TEN YEARS AND 3% THEREAFTER. TERMINATION VALUES ARE BASED ON $1,000 ANNUAL CONTRIBUTIONS AT THE BEGINNING OF EACH YEAR.


                  TERMINATION   END OF   TERMINATION   END OF   TERMINATION   END OF   TERMINATION
END OF YEAR         VALUES*      YEAR      VALUES*      YEAR      VALUES*      YEAR      VALUES*
---------------   -----------   ------   -----------   ------   -----------   ------   -----------
1..............     $  948         9       $ 9,564       17       $21,344       25       $36,427
2..............      1,924        10        10,794       18        23,040       26        38,575
3..............      2,925        11        12,169       19        24,787       27        40,788
4..............      3,956        12        13,585       20        26,587       28        43,068
5..............      5,015        13        15,045       21        28,440       29        45,416
6..............      6,105        14        16,550       22        30,349       30        47,834
7..............      7,226        15        18,100       23        32,315
8..............      8,378        16        19,698       24        34,341


------------------------------
*    Includes applicable withdrawal charges


GUARANTEED LUMP SUM TERMINATION OF DEFERRED FIXED AND VARIABLE ANNUITY COMPLETELY ALLOCATED TO THE FIXED ACCOUNT WITH 2% GUARANTEED EACH YEAR FOR THE FIRST TEN YEARS AND 3% THEREAFTER. TERMINATION VALUES ARE BASED ON $5,000 SINGLE PREMIUM.


                  TERMINATION   END OF   TERMINATION   END OF   TERMINATION   END OF   TERMINATION
END OF YEAR         VALUES*      YEAR      VALUES*      YEAR      VALUES*      YEAR      VALUES*
---------------   -----------   ------   -----------   ------   -----------   ------   -----------
1..............     $4,886         9       $5,910        17       $7,144        25       $ 8,781
2..............      4,955        10        5,998        18        7,328        26         9,014
3..............      5,075        11        6,147        19        7,518        27         9,254
4..............      5,198        12        6,302        20        7,713        28         9,501
5..............      5,324        13        6,460        21        7,914        29         9,756
6..............      5,452        14        6,624        22        8,121        30        10,018
7..............      5,584        15        6,792        23        8,334
8..............      5,719        16        6,966        24        8,554


------------------------------
*    Includes applicable withdrawal charges

                CONTRACTS ISSUED ON AND AFTER JANUARY 1, 2013

GUARANTEED LUMP SUM TERMINATION OF DEFERRED FIXED AND VARIABLE ANNUITY COMPLETELY ALLOCATED TO THE FIXED ACCOUNT WITH 1% GUARANTEED EACH YEAR FOR THE FIRST TEN YEARS AND 1% THEREAFTER. TERMINATION VALUES ARE BASED ON $1,000 ANNUAL CONTRIBUTIONS AT THE BEGINNING OF EACH YEAR. THESE VALUES REFLECT THE PURCHASE PAYMENT BONUS, WHICH IS EQUAL TO 4% OF EACH CONTRIBUTION.


                  TERMINATION   END OF   TERMINATION   END OF   TERMINATION   END OF   TERMINATION
END OF YEAR         VALUES*      YEAR      VALUES*      YEAR      VALUES*      YEAR      VALUES*
---------------   -----------   ------   -----------   ------   -----------   ------   -----------
1..............     $  947         9       $ 9,161       17       $18,382       25       $28,389
2..............      1,903        10        10,277       18        19,585       26        29,698
3..............      2,879        11        11,403       19        20,805       27        31,020
4..............      3,875        12        12,539       20        22,038       28        32,355
5..............      4,890        13        13,686       21        23,283       29        33,703
6..............      5,926        14        14,844       22        24,541       30        35,065
7..............      6,981        15        16,013       23        25,811
8..............      8,056        16        17,192       24        27,094


-----------------------------
*    Includes applicable withdrawal charges


GUARANTEED LUMP SUM TERMINATION OF DEFERRED FIXED AND VARIABLE ANNUITY COMPLETELY ALLOCATED TO THE FIXED ACCOUNT WITH 1% GUARANTEED EACH YEAR FOR THE FIRST TEN YEARS AND 1% THEREAFTER. TERMINATION VALUES ARE BASED ON $5,000 SINGLE PREMIUM. THESE VALUES REFLECT THE PURCHASE PAYMENT BONUS, WHICH IS EQUAL TO 4% OF EACH CONTRIBUTION.


                  TERMINATION   END OF   TERMINATION   END OF   TERMINATION   END OF   TERMINATION
END OF YEAR         VALUES*      YEAR      VALUES*      YEAR      VALUES*      YEAR      VALUES*
---------------   -----------   ------   -----------   ------   -----------   ------   -----------
1..............     $4,846         9       $5,406        17       $5,605        25       $5,821
2..............      4,867        10        5,430        18        5,632        26        5,850
3..............      4,935        11        5,454        19        5,658        27        5,878
4..............      5,004        12        5,479        20        5,684        28        5,907
5..............      5,073        13        5,504        21        5,711        29        5,936
6..............      5,143        14        5,529        22        5,738        30        5,965
7..............      5,214        15        5,554        23        5,766
8..............      5,285        16        5,580        24        5,793


-----------------------------
*    Includes applicable withdrawal charges

                                 APPENDIX C

                       CONDENSED FINANCIAL INFORMATION
               COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
                   COMMONWEALTH ANNUITY SEPARATE ACCOUNT A


The following tables list the Condensed Financial Information of Accumulation Unit values for Accumulation Units outstanding under the Contracts as of December 31, 2014.


Table 1 provides the Condensed Financial Information for Contracts without any optional benefit elected with a total Separate Account Charge of 1.50%.

Table 2 provides the Condensed Financial Information for Contracts with the Optional Step-Up Death Benefit Rider elected, an additional 0.20% rider charge, resulting in a Separate Account Charge of 1.70%.

In the tables below, no number is shown when there were no Accumulation Units outstanding at the end of the period.

            TABLE 1--CONTRACT WITHOUT OPTIONAL BENEFITS ELECTED
(SEPARATE ACCOUNT CHARGES OF 1.50% OF THE DAILY NET ASSETS OF THE SEPARATE
                                  ACCOUNT)



                                                                               YEAR ENDED DECEMBER 31ST
                                                 -----------------------------------------------------------------------------------
SUB-ACCOUNT                                         2014       2013       2012       2011       2010       2009       2008      2007
-----------------------------------------------  ---------  ---------  ---------  ----------  ---------  ---------  ---------  -----

GOLDMAN SACHS BALANCED STRATEGY PORTFOLIO (CLASS A)
Unit Value:
  Beginning of Period..........................      1.118      1.048      0.968       1.001      0.937      0.793      1.012  1.000
  End of Period................................      1.127      1.118      1.048       0.968      1.001      0.937      0.793  1.012
Number of Units Outstanding at End of Period
(in thousands).................................    325.927    285.378    288.193     205.527    177.445    131.508     56,191    N/A
GOLDMAN SACHS EQUITY GROWTH STRATEGY PORTFOLIO (CLASS A)
Unit Value:
  Beginning of Period..........................      1.022      0.840      0.729       0.800      0.721      0.566      1.002  1.000
  End of Period................................      1.037      1.022      0.840       0.729      0.800      0.721      0.566  1.002
Number of Units Outstanding at End of Period
(in thousands).................................     46.800     46.161     44.479      36.154     46.028     11.472      6,386    N/A
GOLDMAN SACHS GROWTH AND INCOME STRATEGY PORTFOLIO (CLASS A)
Unit Value:
  Beginning of Period..........................      1.069      0.959      0.866       0.911      0.840      0.677      1.012  1.000
  End of Period................................      1.076      1.069      0.959       0.866      0.911      0.840      0.677  1.012
Number of Units Outstanding at End of Period
(in thousands).................................    459.201    363.392    362.169     367.414    330.572    288.131     15,307    N/A
GOLDMAN SACHS GROWTH STRATEGY PORTFOLIO (CLASS A)
Unit Value:
  Beginning of Period..........................      1.014      0.870      0.771       0.834      0.760      0.600      1.005  1.000
  End of Period................................      1.023      1.014      0.870       0.771      0.834      0.760      0.600  1.005
Number of Units Outstanding at End of Period
(in thousands).................................    170.507    450.234    435.301     420.248    448.747    406.155    339,944    265



                                                                              YEAR ENDED DECEMBER 31ST
                                                ------------------------------------------------------------------------------------
SUB-ACCOUNT                                       2014        2013       2012       2011        2010       2009        2008     2007
----------------------------------------------  ---------  ---------  ---------   ---------  ---------  ----------  ---------  -----

GOLDMAN SACHS INTERNATIONAL REAL ESTATE SECURITIES FUND (CLASS A)
Unit Value:
  Beginning of Period.........................      0.761      0.730      0.520       0.656      0.591       0.449      0.953  1.000
  End of Period...............................      0.757      0.761      0.730       0.520      0.656       0.591      0.449  0.953
Number of Units Outstanding at End of Period
(in thousands)................................     84.808    370.399    176.880      38.832     47.050      23.486        415    N/A
GOLDMAN SACHS REAL ESTATE SECURITIES FUND (CLASS A)
Unit Value:
  Beginning of Period.........................      1.026      1.020      0.891       0.824      0.658       0.534      0.919  1.000
  End of Period...............................      1.310      1.026      1.020       0.891      0.824       0.658      0.534  0.919
Number of Units Outstanding at End of Period
(in thousands)................................     78.870     45.799     71.686      32.055     43.136      51.806      1,451     67
GOLDMAN SACHS TECHNOLOGY TOLLKEEPER FUND (CLASS A)
(NAME CHANGED FROM THE GOLDMAN SACHS TOLLKEEPER FUND CLASS A ON
   JULY 31, 2010)
Unit Value:
  Beginning of Period.........................      1.606      1.268      1.068       1.250      1.021       0.613      1.140  1.000
  End of Period...............................      1.741      1.606      1.268       1.068      1.250       1.021      0.613  1.140
Number of Units Outstanding at End of Period
(in thousands)................................    342.748    335.859    320.375     209.013    916.837     454.367        N/A    N/A
GOLDMAN SACHS VIT CORE FIXED INCOME FUND (SERVICE SHARES)
Unit Value:
  Beginning of Period.........................      1.194      1.228      1.168       1.109      1.051       0.930      1.033  1.000
  End of Period...............................      1.242      1.194      1.228       1.168      1.109       1.051      0.930  1.033
Number of Units Outstanding at End of Period
(in thousands)................................    661.963    669.307    642.339     527.382    231.414      46.127      1,517    N/A
GOLDMAN SACHS VIT EQUITY INDEX FUND (SERVICE SHARES)
Unit Value:
  Beginning of Period.........................      1.284      0.989      0.869       0.867      0.766       0.616      0.996  1.000
  End of Period...............................      1.432      1.284      0.989       0.869      0.867       0.766      0.616  0.996
Number of Units Outstanding at End of Period
(in thousands)................................    171.203    108.979     74.223      62.610     42.901      26.873      4,456    N/A
GOLDMAN SACHS VIT GLOBAL TRENDS ALLOCATION FUND (SERVICE SHARES)
(NAME CHANGED FROM THE GOLDMAN SACHS VIT GLOBAL MARKETS NAVIGATOR
   FUND (SERVICE SHARES) ON APRIL 30, 2015; INVESTMENT OPTION ADDED ON
   MAY 22, 2012)
Unit Value:
  Beginning of Period.........................      1.171      1.047        N/A         N/A        N/A         N/A        N/A    N/A
  End of Period...............................      1.199      1.171      1.047         N/A        N/A         N/A        N/A    N/A
Number of Units Outstanding at End of Period
(in thousands)................................        N/A     14.124      6.741         N/A        N/A         N/A        N/A    N/A
GOLDMAN SACHS VIT GROWTH OPPORTUNITIES FUND (SERVICE SHARES)
Unit Value:
  Beginning of Period.........................      1.583      1.216      1.033       1.092      0.929       0.595      1.021  1.000
  End of Period...............................      1.732      1.583      1.216       1.033      1.092       0.929      0.595  1.021
Number of Units Outstanding at End of Period
(in thousands)................................    131.107    130.600    127.260      89.865    117.924     108.474      9,876    N/A



                                                                               YEAR ENDED DECEMBER 31ST
                                                  ----------------------------------------------------------------------------------
SUB-ACCOUNT                                          2014       2013       2012       2011       2010       2009       2008     2007
------------------------------------------------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  -----

GOLDMAN SACHS VIT HIGH QUALITY FLOATING RATE FUND (SERVICE SHARES)
(NAME CHANGED FROM GOLDMAN SACHS VIT GOVERNMENT INCOME
   (SERVICE SHARES) ON APRIL 30, 2013)
Unit Value:
  Beginning of Period...........................      1.197      1.211      1.196      1.142      1.102      1.051      1.034  1.000
  End of Period.................................      1.178      1.197      1.211      1.196      1.142      1.102      1.051  1.034
Number of Units Outstanding at End of Period (in
thousands)......................................    368.649    406.232    619.165    740.463    608.081    484.235    420,028    N/A
GOLDMAN SACHS VIT LARGE CAP VALUE FUND (SERVICE SHARES)
(NAME CHANGED FROM TO THE GOLDMAN SACHS VIT GROWTH AND INCOME
   FUND (SERVICE SHARES) ON APRIL 30, 2010)
Unit Value:
  Beginning of Period...........................      1.132      0.864      0.738      0.808      0.740      0.637      0.987  1.000
  End of Period.................................      1.255      1.132      0.864      0.738      0.808      0.740      0.637  0.987
Number of Units Outstanding at End of Period (in
thousands)......................................      5.361      4.950      1.689      2.854      1.910     21.988      2,823     30
GOLDMAN SACHS VIT MID CAP VALUE FUND (SERVICE SHARES)
Unit Value:
  Beginning of Period...........................      1.518      1.163      1.005      1.095      1.000        N/A        N/A    N/A
  End of Period.................................      1.694      1.518      1.163      1.005      1.095        N/A        N/A    N/A
Number of Units Outstanding at End of Period (in
thousands)......................................      3.182      3.314      0.094      0.095      0.095        N/A        N/A    N/A
GOLDMAN SACHS VIT MONEY MARKET FUND (SERVICE SHARES)
Unit Value:
  Beginning of Period...........................      0.946      0.960      0.975      0.990      1.005      1.018      1.011  1.000
  End of Period.................................      0.932      0.946      0.960      0.975      0.990      1.005      1.018  1.011
Number of Units Outstanding at End of Period (in
thousands)......................................  8,313.747  6,198.279  7,911.498  7,547.283  4,656.960  4,016.045  3,269,558    N/A
GOLDMAN SACHS VIT SMALL CAP EQUITY INSIGHTS FUND (SERVICE SHARES)
(NAME CHANGED FROM GOLDMAN SACHS VIT STRUCTURED SMALL CAP EQUITY
   FUND (SERVICE SHARES) ON APRIL 30, 2014)
Unit Value:
  Beginning of Period...........................      1.422      1.066      0.962      0.973      0.760      0.607      0.937  1.000
  End of Period.................................      1.494      1.422      1.066      0.962      0.973      0.760      0.607  0.937
Number of Units Outstanding at End of Period (in
thousands)......................................     33.449     78.524     93.764     67.214    540.932     22.359        229     14
GOLDMAN SACHS VIT STRATEGIC GROWTH FUND (SERVICE SHARES)
(NAME CHANGED FROM GOLDMAN SACHS VIT CAPITAL GROWTH FUND
   (SERVICE SHARES) ON APRIL 30, 2010)
Unit Value:
  Beginning of Period...........................      1.356      1.043      0.885      0.925      0.850      0.585      1.023  1.000
  End of Period.................................      1.514      1.356      1.043      0.885      0.925      0.850      0.585  1.023
Number of Units Outstanding at End of Period (in
thousands)......................................     50.531     59.480     48.988     56.965     50.775     28.429      2,479    182



                                                                              YEAR ENDED DECEMBER 31ST
                                               -------------------------------------------------------------------------------------
SUB-ACCOUNT                                       2014       2013        2012       2011       2010        2009       2008     2007
---------------------------------------------  ----------  ---------  ---------  ----------  ---------  ---------  ----------  -----

GOLDMAN SACHS VIT STRATEGIC INTERNATIONAL EQUITY FUND (SERVICE SHARES)
Unit Value:
  Beginning of Period........................       0.912      0.748      0.628       0.752      0.693      0.548       1.033  1.000
  End of Period..............................       0.829      0.912      0.748       0.628      0.752      0.693       0.548  1.033
Number of Units Outstanding at End of Period
(in thousands)...............................      72.085    190.519     67.201     102.637    136.423     37.228       8,338    N/A
GOLDMAN SACHS VIT U.S. EQUITY INSIGHTS FUND (SERVICE SHARES)
(NAME CHANGED FROM GOLDMAN SACHS VIT STRUCTURED U.S. EQUITY FUND
   (SERVICE SHARES) ON APRIL 30, 2014)
Unit Value:
  Beginning of Period........................       1.232      0.912      0.811       0.792      0.714      0.599       0.968  1.000
  End of Period..............................       1.410      1.232      0.912       0.811      0.792      0.714       0.599  0.968
Number of Units Outstanding at End of Period
(in thousands)...............................     220.976    120.668      4.790       4.620      4.199      0.523         N/A    N/A
ALLIANCEBERNSTEIN VPS AMERICAS GOVERNMENT INCOME PORTFOLIO (CLASS B)
(MERGED INTO THE ALLIANCEBERNSTEIN VPS INTERMEDIATE BOND PORTFOLIO
   (CLASS B) ON APRIL 25, 2008)
Unit Value:
  Beginning of Period........................         N/A        N/A        N/A         N/A        N/A        N/A       1.046  1.000
  End of Period..............................         N/A        N/A        N/A         N/A        N/A        N/A         N/A  1.046
Number of Units Outstanding at End of Period
(in thousands)...............................         N/A        N/A        N/A         N/A        N/A        N/A         N/A    N/A
AB VPS INTERMEDIATE BOND PORTFOLIO (CLASS B)
(NAME CHANGED FROM ALLIANCEBERNSTEIN VPS INTERMEDIATE BOND PORTFOLIO
   (CLASS B) ON MAY 1, 2015)
Unit Value:
  Beginning of Period........................       1.285      1.336      1.282       1.223      1.140      0.979       1.046  1.000
  End of Period..............................       1.344      1.285      1.336       1.282      1.223      1.140       0.979  1.046
Number of Units Outstanding at End of Period
(in thousands)...............................     221.017    134.625    243.400     359.166     82.851      3.347         N/A    N/A
AB VPS INTERNATIONAL VALUE PORTFOLIO (CLASS B)
(NAME CHANGED FROM ALLIANCEBERNSTEIN VPS INTERNATIONAL VALUE PORTFOLIO
   (CLASS B) ON MAY 1, 2015)
Unit Value:
  Beginning of Period........................       0.670      0.555      0.493       0.621      0.605      0.457       0.993  1.000
  End of Period..............................       0.618      0.670      0.555       0.493      0.621      0.605       0.457  0.993
Number of Units Outstanding at End of Period
(in thousands)...............................     221.161    217.552    180.276     160.250    166.792    121.936      20,048    N/A
AB VPS SMALL CAP GROWTH PORTFOLIO (CLASS B)
(CLOSED TO NEW PAYMENT ALLOCATIONS OR TRANSFERS ON JANUARY 31, 2013;
   NAME CHANGED FROM ALLIANCEBERNSTEIN VPS SMALL CAP GROWTH
   PORTFOLIO (CLASS B) ON MAY 1, 2015)
Unit Value:
  Beginning of Period........................       1.710      1.195      1.057       1.030      0.765      0.550       1.027  1.000
  End of Period..............................       1.649      1.710      1.195       1.057      1.030      0.765       0.550  1.027
Number of Units Outstanding at End of Period
(in thousands)...............................     194.860    237.113    250.057     191.278    320.507     44.827       1,002    N/A


                                                                            YEAR ENDED DECEMBER 31ST
                                            ----------------------------------------------------------------------------------------
SUB-ACCOUNT                                    2014        2013       2012        2011        2010        2009        2008     2007
------------------------------------------  ----------  ---------  ----------  ----------  ----------  ----------  ---------  ------

AB VPS SMALL/MID CAP VALUE PORTFOLIO (CLASS B)
(NAME CHANGED FROM ALLIANCEBERNSTEIN VPS SMALL/MID CAP VALUE
   PORTFOLIO (CLASS B) ON MAY 1, 2015)
Unit Value:
  Beginning of Period.....................       1.488      1.097       0.940       1.045       0.838       0.596      0.944   1.000
  End of Period...........................       1.596      1.488       1.097       0.940       1.045       0.838      0.596   0.944
Number of Units Outstanding at End of
Period (in thousands).....................     427.874    823.975     203.067     147.697     134.868     213.380        736     N/A
FIDELITY VIP CONTRAFUND(R) PORTFOLIO (SERVICE CLASS 2)
Unit Value:
  Beginning of Period.....................       1.522      1.180       1.031       1.077       1.000         N/A        N/A     N/A
  End of Period...........................       1.673      1.522       1.180       1.031       1.077         N/A        N/A     N/A
Number of Units Outstanding at End of
Period (in thousands).....................     348.128    253.743     223.353     156.452       1.058         N/A        N/A     N/A
FIDELITY VIP DISCIPLINED SMALL CAP PORTFOLIO (SERVICE CLASS 2)
Unit Value:
  Beginning of Period.....................       1.685      1.240       1.061       1.094       1.000         N/A        N/A     N/A
  End of Period...........................       1.741      1.685       1.240       1.061       1.094         N/A        N/A     N/A
Number of Units Outstanding at End of
Period (in thousands).....................      10.254      2.166       4.074       3.646       0.138         N/A        N/A     N/A
FIDELITY VIP EQUITY-INCOME PORTFOLIO (SERVICE CLASS 2)
Unit Value:
  Beginning of Period.....................       1.503      1.194       1.035       1.044       1.000         N/A        N/A     N/A
  End of Period...........................       1.606      1.503       1.194       1.035       1.044         N/A        N/A     N/A
Number of Units Outstanding at End of
Period (in thousands).....................     228.923    478.738       2.389       2.098         N/A         N/A        N/A     N/A
FIDELITY VIP FREEDOM 2005 PORTFOLIO (SERVICE CLASS 2)
Unit Value:
  Beginning of Period.....................       1.197      1.110       1.031       1.047       1.000         N/A        N/A     N/A
  End of Period...........................       1.227      1.197       1.110       1.031       1.047         N/A        N/A     N/A
Number of Units Outstanding at End of
Period (in thousands).....................         N/A        N/A         N/A         N/A         N/A         N/A        N/A     N/A
FIDELITY VIP FREEDOM 2010 PORTFOLIO (SERVICE CLASS 2)
Unit Value:
  Beginning of Period.....................       1.272      1.141       1.038       1.058       1.000         N/A        N/A     N/A
  End of Period...........................       1.306      1.272       1.141       1.038       1.058         N/A        N/A     N/A
Number of Units Outstanding at End of
Period (in thousands).....................      53.128        N/A         N/A         N/A         N/A         N/A        N/A     N/A
FIDELITY VIP FREEDOM 2015 PORTFOLIO (SERVICE CLASS 2)
Unit Value:
  Beginning of Period.....................       1.285      1.143       1.037       1.058       1.000         N/A        N/A     N/A
  End of Period...........................       1.322      1.285       1.143       1.037       1.058         N/A        N/A     N/A
Number of Units Outstanding at End of
Period (in thousands).....................     318.232    288.640     101.735      61.508      68.828         N/A        N/A     N/A
FIDELITY VIP FREEDOM 2020 PORTFOLIO (SERVICE CLASS 2)
Unit Value:
  Beginning of Period.....................       1.316      1.155       1.037       1.066       1.000         N/A        N/A     N/A
  End of Period...........................       1.356      1.316       1.155       1.037       1.066         N/A        N/A     N/A
Number of Units Outstanding at End of
Period (in thousands).....................     269.334    242.357     146.688     112.160      84.249         N/A        N/A     N/A


                                                                             YEAR ENDED DECEMBER 31ST
                                             ---------------------------------------------------------------------------------------
SUB-ACCOUNT                                     2014        2013       2012        2011        2010       2009        2008      2007
-------------------------------------------  ----------  ---------  ----------  ----------  ---------   ---------  ----------  -----

FIDELITY VIP FREEDOM 2025 PORTFOLIO (SERVICE CLASS 2)
Unit Value:
  Beginning of Period......................       1.376      1.167       1.032       1.073      1.000         N/A         N/A    N/A
  End of Period............................       1.421      1.376       1.167       1.032      1.073         N/A         N/A    N/A
Number of Units Outstanding at End of
Period (in thousands)......................     211.720    180.571      58.957      49.316     21.081         N/A         N/A    N/A
FIDELITY VIP FREEDOM 2030 PORTFOLIO (SERVICE CLASS 2)
Unit Value:
  Beginning of Period......................       1.396      1.167       1.029       1.075      1.000         N/A         N/A    N/A
  End of Period............................       1.440      1.396       1.167       1.029      1.075         N/A         N/A    N/A
Number of Units Outstanding at End of
Period (in thousands)......................     212.204    209.003     144.519     118.624    121.240         N/A         N/A    N/A
FIDELITY VIP FREEDOM 2035 PORTFOLIO (SERVICE CLASS 2)
Unit Value:
  Beginning of Period......................       1.434      1.170       1.018       1.080      1.000         N/A         N/A    N/A
  End of Period............................       1.478      1.434       1.170       1.018      1.080         N/A         N/A    N/A
Number of Units Outstanding at End of
Period (in thousands)......................     243.233    150.208     144.439     117.801     83.542         N/A         N/A    N/A
FIDELITY VIP FREEDOM 2040 PORTFOLIO (SERVICE CLASS 2)
Unit Value:
  Beginning of Period......................       1.441      1.170       1.018       1.080      1.000         N/A         N/A    N/A
  End of Period............................       1.486      1.441       1.170       1.018      1.080         N/A         N/A    N/A
Number of Units Outstanding at End of
Period (in thousands)......................      75.427     55.998      24.427      21.784      9.586         N/A         N/A    N/A
FIDELITY VIP FREEDOM 2045 PORTFOLIO (SERVICE CLASS 2)
Unit Value:
  Beginning of Period......................       1.451      1.171       1.016       1.081      1.000         N/A         N/A    N/A
  End of Period............................       1.496      1.451       1.171       1.016      1.081         N/A         N/A    N/A
Number of Units Outstanding at End of
Period (in thousands)......................      13.542     11.404       9.694      15.819      1.849         N/A         N/A    N/A
FIDELITY VIP FREEDOM 2050 PORTFOLIO (SERVICE CLASS 2)
Unit Value:
  Beginning of Period......................       1.454      1.170       1.012       1.083      1.000         N/A         N/A    N/A
  End of Period............................       1.500      1.454       1.170       1.012      1.083         N/A         N/A    N/A
Number of Units Outstanding at End of
Period (in thousands)......................       1.540      1.046       0.603       0.312        N/A         N/A         N/A    N/A
FIDELITY VIP FREEDOM INCOME PORTFOLIO (SERVICE CLASS 2)
Unit Value:
  Beginning of Period......................       1.113      1.074       1.026       1.027      1.000         N/A         N/A    N/A
  End of Period............................       1.135      1.113       1.074       1.026      1.027         N/A         N/A    N/A
Number of Units Outstanding at End of
Period (in thousands)......................      98.696     98.716         N/A         N/A        N/A         N/A         N/A    N/A
FIDELITY VIP GROWTH OPPORTUNITIES PORTFOLIO (SERVICE CLASS 2)
Unit Value:
  Beginning of Period......................       1.782      1.315       1.119       1.114      1.000         N/A         N/A    N/A
  End of Period............................       1.965      1.782       1.315       1.119      1.114         N/A         N/A    N/A
Number of Units Outstanding at End of
Period (in thousands)......................     291.936    313.293     513.237     554.360        N/A         N/A         N/A    N/A


                                                                            YEAR ENDED DECEMBER 31ST
                                            ----------------------------------------------------------------------------------------
SUB-ACCOUNT                                    2014       2013        2012        2011        2010        2009        2008      2007
------------------------------------------  ---------  ----------  ----------  ----------  ----------  ----------  ----------  -----

FIDELITY VIP INDEX 500 PORTFOLIO (SERVICE CLASS 2)
Unit Value:
  Beginning of Period.....................      1.578       1.214       1.066       1.063       1.000         N/A         N/A    N/A
  End of Period...........................      1.760       1.578       1.214       1.066       1.063         N/A         N/A    N/A
Number of Units Outstanding at End of
Period (in thousands).....................     91.560     116.708      87.790      17.252       0.205         N/A         N/A    N/A
FIDELITY VIP MID CAP PORTFOLIO (SERVICE CLASS 2)
Unit Value:
  Beginning of Period.....................      1.517       1.133       1.004       1.144       1.000         N/A         N/A    N/A
  End of Period...........................      1.584       1.517       1.133       1.004       1.144         N/A         N/A    N/A
Number of Units Outstanding at End of
Period (in thousands).....................    192.073     126.203     131.954      95.360     140.955         N/A         N/A    N/A
FIDELITY VIP OVERSEAS PORTFOLIO (SERVICE CLASS 2)
Unit Value:
  Beginning of Period.....................      1.394       1.087       0.917       1.125       1.000         N/A         N/A    N/A
  End of Period...........................      1.259       1.394       1.087       0.917       1.125         N/A         N/A    N/A
Number of Units Outstanding at End of
Period (in thousands).....................     18.034      14.209      12.382      10.748     363.185         N/A         N/A    N/A
FIDELITY VIP STRATEGIC INCOME PORTFOLIO (SERVICE CLASS 2)
Unit Value:
  Beginning of Period.....................      1.146       1.163       1.071       1.041       1.000         N/A         N/A    N/A
  End of Period...........................      1.167       1.146       1.163       1.071       1.041         N/A         N/A    N/A
Number of Units Outstanding at End of
Period (in thousands).....................    376.690     348.576     248.194     183.858       1.651         N/A         N/A    N/A
FT VIP FRANKLIN GLOBAL COMMUNICATIONS FUND (CLASS 2)
(LIQUIDATED ON APRIL 24, 2009)
Unit Value:
  Beginning of Period.....................        N/A         N/A         N/A         N/A         N/A       0.556       1.049  1.000
  End of Period...........................        N/A         N/A         N/A         N/A         N/A         N/A       0.556  1.049
Number of Units Outstanding at End of
Period (in thousands).....................        N/A         N/A         N/A         N/A         N/A         N/A         N/A    N/A
FT VIP FRANKLIN INCOME VIP FUND (CLASS 2)
(NAME CHANGED FROM THE FT VIP FRANKLIN INCOME SECURITIES FUND
   (CLASS 2) ON MAY 1, 2014)
Unit Value:
  Beginning of Period.....................      1.287       1.147       1.034       1.025       0.924       0.691       0.998  1.000
  End of Period...........................      1.327       1.287       1.147       1.034       1.025       0.924       0.691  0.998
Number of Units Outstanding at End of
Period (in thousands).....................  1,560.253   1,414.954   1,337.928     926.571     374.636     154.855         330    N/A
FT VIP FRANKLIN MUTUAL GLOBAL DISCOVERY VIP FUND (CLASS 2)
(NAME CHANGED FROM THE FT VIP MUTUAL GLOBAL DISCOVERY SECURITIES
   FUND (CLASS 2) ON MAY 1, 2014)
Unit Value:
  Beginning of Period.....................      1.292       1.028       0.921       0.963       0.874       0.719       1.020  1.000
  End of Period...........................      1.346       1.292       1.028       0.921       0.963       0.874       0.719  1.020
Number of Units Outstanding at End of
Period (in thousands).....................    271.360     247.875     224.018     214.411     162.091      68.940      14,106    N/A


                                                                             YEAR ENDED DECEMBER 31ST
                                             ---------------------------------------------------------------------------------------
SUB-ACCOUNT                                     2014        2013       2012        2011        2010       2009        2008      2007
-------------------------------------------  ----------  ---------  ----------  ----------  ---------   ---------  ----------  -----

FT VIP FRANKLIN MUTUAL SHARES VIP FUND (CLASS 2)
(NAME CHANGED FROM THE FT VIP MUTUAL SHARES SECURITIES FUND
   (CLASS 2) ON MAY 1, 2014)
Unit Value:
  Beginning of Period......................       1.154      0.913       0.811       0.832      0.760       0.612       0.989  1.000
  End of Period............................       1.217      1.154       0.913       0.811      0.832       0.760       0.612  0.989
Number of Units Outstanding at End of
Period (in thousands)......................     118.544    116.714     117.764      94.018    113.833      19.601       2,086    151
FT VIP FRANKLIN SMALL CAP VALUE VIP FUND (CLASS 2)
(NAME CHANGED FROM THE FT VIP FRANKLIN SMALL CAP VALUE SECURITIES
   FUND (CLASS 2) ON MAY 1, 2014)
Unit Value:
  Beginning of Period......................       1.472      1.097       0.941       0.993      0.786       0.618       0.939  1.000
  End of Period............................       1.459      1.472       1.097       0.941      0.993       0.786       0.618  0.939
Number of Units Outstanding at End of
Period (in thousands)......................     421.656    412.963     358.176     336.180    224.392     251.642      10,572     53
FT VIP TEMPLETON GLOBAL ASSET ALLOCATION FUND (CLASS 2)
(LIQUIDATED APRIL 30, 2010)
Unit Value:
  Beginning of Period......................         N/A        N/A         N/A         N/A      0.926       0.771       1.045  1.000
  End of Period............................         N/A        N/A         N/A         N/A        N/A       0.926       0.771  1.045
Number of Units Outstanding at End of
Period (in thousands)......................         N/A        N/A         N/A         N/A        N/A      46.933       7,828    N/A
FT VIP TEMPLETON GROWTH VIP FUND (CLASS 2)
(NAME CHANGED FROM THE FT VIP TEMPLETON GROWTH SECURITIES FUND
   (CLASS 2) ON MAY 1, 2014)
Unit Value:
  Beginning of Period......................       1.091      0.847       0.710       0.775      0.733       0.567       0.999  1.000
  End of Period............................       1.045      1.091       0.847       0.710      0.775       0.733       0.567  0.999
Number of Units Outstanding at End of
Period (in thousands)......................     208.445    215.352     174.964     112.933     88.479          43       5,405    N/A
INVESCO V.I. AMERICAN FRANCHISE FUND (SERIES II SHARES)
(INVESCO V.I. LEISURE FUND (SERIES II SHARES) MERGED INTO THIS FUND ON
   APRIL 27, 2012; NAME CHANGED FROM THE INVESCO VAN KAMPEN V.I.
   CAPITAL GROWTH FUND (SERIES II SHARES) ON APRIL 30, 2012; NAME
   CHANGED FROM THE INVESCO VAN KAMPEN V.I. AMERICAN FRANCHISE FUND
   (SERIES II SHARES) ON MAY 1, 2013)
Unit Value:
  Beginning of Period......................       1.237      0.898         N/A         N/A        N/A         N/A         N/A    N/A
  End of Period............................       1.318      1.237       0.898         N/A        N/A         N/A         N/A    N/A
Number of Units Outstanding at End of
Period (in thousands)......................         N/A        N/A         N/A         N/A        N/A         N/A         N/A    N/A



                                                                            YEAR ENDED DECEMBER 31ST
                                           -----------------------------------------------------------------------------------------
SUB-ACCOUNT                                   2014        2013        2012        2011        2010        2009        2008      2007
-----------------------------------------  ----------  ---------   ---------   ----------  ----------  ----------  ----------  -----

INVESCO V.I. CORE EQUITY FUND (SERIES II SHARES)
(NAME CHANGED FROM THE AIM V.I. CORE EQUITY FUND (SERIES II SHARES)
   ON APRIL 30, 2010)
Unit Value:
  Beginning of Period....................       1.314      1.034       0.924        0.941       0.875       0.694       1.011  1.000
  End of Period..........................       1.396      1.314       1.034        0.924       0.941       0.875       0.694  1.011
Number of Units Outstanding at End of
Period (in thousands)....................      96.538     74.790      72.853       48.419      42.849      14.210       1,966    N/A
INVESCO V.I. GLOBAL HEALTH CARE FUND (SERIES II SHARES)
(NAME CHANGED FROM THE AIM V.I. GLOBAL HEALTH CARE FUND (SERIES II
   SHARES) ON APRIL 30, 2010)
Unit Value:
  Beginning of Period....................       1.701      1.232       1.037        1.015       1.000         N/A         N/A    N/A
  End of Period..........................       2.000      1.701       1.232        1.037       1.015         N/A         N/A    N/A
Number of Units Outstanding at End of
Period (in thousands)....................     398.983    665.101      32.196       44.036         N/A         N/A         N/A    N/A
INVESCO V.I. LEISURE FUND (SERIES II SHARES)
(NAME CHANGED FROM THE AIM V.I. LEISURE FUND (SERIES II SHARES) ON
   APRIL 30, 2010); MERGED INTO THE INVESCO VAN KAMPEN V.I. CAPITAL
   GROWTH FUND (SERIES II SHARES) ON APRIL 27, 2012)
Unit Value:
  Beginning of Period....................         N/A        N/A       0.767        0.812       0.679       0.520       0.930  1.000
  End of Period..........................         N/A        N/A         N/A        0.767       0.812       0.679       0.520  0.930
Number of Units Outstanding at End of
Period (in thousands)....................         N/A        N/A         N/A          N/A         N/A         N/A         N/A    N/A
INVESCO V.I. MID CAP CORE EQUITY FUND (SERIES II SHARES)
(INVESTMENT OPTION ADDED ON JUNE 2, 2014)
Unit Value:
  Beginning of Period....................         N/A        N/A         N/A          N/A         N/A         N/A         N/A    N/A
  End of Period..........................       0.992        N/A         N/A          N/A         N/A         N/A         N/A    N/A
Number of Units Outstanding at End of
Period (in thousands)....................         N/A        N/A         N/A          N/A         N/A         N/A         N/A    N/A
JANUS ASPEN ENTERPRISE PORTFOLIO (SERVICE SHARES)
Unit Value:
  Beginning of Period....................       1.517      1.167       1.012        1.045       0.845       0.594       1.071  1.000
  End of Period..........................       1.677      1.517       1.167        1.012       1.045       0.845       0.594  1.071
Number of Units Outstanding at End of
Period (in thousands)....................     122.404    135.137     100.591       85.669      64.999      73.092      11,434     41
JANUS ASPEN FORTY PORTFOLIO SERVICE SHARES
Unit Value:
  Beginning of Period....................       1.404      1.089       0.892        0.974       0.928       0.645       1.177  1.000
  End of Period..........................       1.500      1.404       1.089        0.892       0.974       0.928       0.645  1.177
Number of Units Outstanding at End of
Period (in thousands)....................     182.187    182.523     239.532      156.933     236.703      49.864       9,466    N/A



                                                                            YEAR ENDED DECEMBER 31ST
                                            ----------------------------------------------------------------------------------------
SUB-ACCOUNT                                    2014       2013        2012        2011        2010        2009       2008      2007
------------------------------------------  ----------  ---------  ----------  ----------  ----------  ---------  ----------  ------

JANUS ASPEN PERKINS MID CAP VALUE PORTFOLIO (SERVICE SHARES)
Unit Value:
  Beginning of Period.....................       1.365      1.101       1.009       1.056       0.929      0.710       0.999   1.000
  End of Period...........................       1.458      1.365       1.101       1.009       1.056      0.929       0.710   0.999
Number of Units Outstanding at End of
Period (in thousands).....................     396.877    388.053     386.007     366.604     248.303     43.347       9,703      12
JANUS ASPEN PERKINS SMALL COMPANY VALUE PORTFOLIO (SERVICE SHARES)
(LIQUIDATED ON MAY 1, 2009; NAME CHANGED FROM THE JANUS ASPEN SMALL
   COMPANY VALUE PORTFOLIO (SERVICE SHARES) ON DECEMBER 31, 2008)
Unit Value:
  Beginning of Period.....................         N/A        N/A         N/A         N/A         N/A      0.586       0.928   1.000
  End of Period...........................         N/A        N/A         N/A         N/A         N/A        N/A       0.586   0.928
Number of Units Outstanding at End of
Period (in thousands).....................         N/A        N/A         N/A         N/A         N/A        N/A         966     N/A
MFS(R) NEW DISCOVERY SERIES (SERVICE CLASS)
Unit Value:
  Beginning of Period.....................       1.765      1.269       1.065       1.208       1.000        N/A         N/A     N/A
  End of Period...........................       1.608      1.765       1.269       1.065       1.208        N/A         N/A     N/A
Number of Units Outstanding at End of
Period (in thousands).....................      65.896    128.134      15.206       9.974       4.445        N/A         N/A     N/A
MFS(R) UTILITIES SERIES (SERVICE CLASS)
Unit Value:
  Beginning of Period.....................       1.542      1.302       1.168       1.113       1.000        N/A         N/A     N/A
  End of Period...........................       1.708      1.542       1.302       1.168       1.113        N/A         N/A     N/A
Number of Units Outstanding at End of
Period (in thousands).....................     166.986     50.906      64.355     130.757       0.109        N/A         N/A     N/A
OPPENHEIMER CONSERVATIVE BALANCED FUND/VA (SERVICE SHARES)
(NAME CHANGED FROM CAPITAL INCOME FUND/VA (SERVICE SHARES) ON
   APRIL 30, 2015; NAME CHANGED FROM OPPENHEIMER BALANCED FUND/VA
   (SERVICE SHARES)
   ON APRIL 30, 2013)
Unit Value:
  Beginning of Period.....................       0.889      0.800       0.725       0.733       0.660      0.551       0.993   1.000
  End of Period...........................       0.946      0.889       0.800       0.725       0.733      0.660       0.551   0.993
Number of Units Outstanding at End of
Period (in thousands).....................     274.588    276.183     233.609     203.499     152.408     31.327       4,756     N/A
OPPENHEIMER GLOBAL FUND/VA (SERVICE SHARES)
(NAME CHANGED FROM OPPENHEIMER GLOBAL SECURITIES FUND/VA (SERVICE
   SHARES) ON APRIL 30, 2013)
Unit Value:
  Beginning of Period.....................       1.238      0.989       0.830       0.922       0.809      0.589       1.001   1.000
  End of Period...........................       1.244      1.238       0.989       0.830       0.922      0.809       0.589   1.001
Number of Units Outstanding at End of
Period (in thousands).....................     214.358    436.349     224.535     152.004     323.092    428.679      15,881     120
OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA (SERVICE SHARES)
(NAME CHANGED FROM OPPENHEIMER STRATEGIC BOND FUND/VA SERVICE
   SHARES ON APRIL 30, 2010; OPPENHEIMER HIGH INCOME FUND/VA
   (SERVICE SHARES) MERGED INTO THIS FUND ON OCTOBER 26, 2012)
Unit Value:
  Beginning of Period.....................       1.261      1.285       1.153       1.163       1.028      0.882       1.047   1.000
  End of Period...........................       1.273      1.261       1.285       1.153       1.163      1.028       0.882   1.047
Number of Units Outstanding at End of
Period (in thousands).....................     372.813    569.576     430.740     207.756     664.455     25.983       8,029     147


                                                                             YEAR ENDED DECEMBER 31ST
                                             ---------------------------------------------------------------------------------------
SUB-ACCOUNT                                     2014        2013       2012        2011       2010        2009        2008     2007
-------------------------------------------  ----------  ---------  ----------  ----------  ---------  ----------  ----------  -----

OPPENHEIMER HIGH INCOME FUND/VA (SERVICE SHARES)
(MERGED INTO THE OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA
   (SERVICE SHARES) ON OCTOBER 26, 2012)
Unit Value:
  Beginning of Period......................         N/A        N/A       1.022       1.065      1.000         N/A         N/A    N/A
  End of Period............................         N/A        N/A         N/A       1.022      1.065         N/A         N/A    N/A
Number of Units Outstanding at End of
Period (in thousands)......................         N/A        N/A         N/A       2.851      4.144         N/A         N/A    N/A
OPPENHEIMER MAIN STREET SMALL CAP FUND(R)/VA (SERVICE SHARES)
(NAME CHANGED FROM THE OPPENHEIMER MAIN STREET SMALL CAP
   FUND(R)/VA (SERVICE SHARES) ON APRIL 29, 2011; NAME CHANGED FROM
   THE OPPENHEIMER MAIN STREET SMALL- & MID-CAP FUND(R)/VA
   (SERVICE SHARES) ON APRIL 30, 2013)
Unit Value:
  Beginning of Period......................       1.471      1.062       0.916       0.953      0.786       0.583       0.953  1.000
  End of Period............................       1.618      1.471       1.062       0.916      0.953       0.786       0.583  0.953
Number of Units Outstanding at End of
Period (in thousands)......................     213.947    191.962     122.070      65.950     70.490     120.855       4,461    N/A
PIONEER DISCIPLINED VALUE VCT PORTFOLIO (CLASS II)
(NAME CHANGED FROM THE PIONEER CULLEN VALUE VCT PORTFOLIO (CLASS II)
   ON JUNE 30, 2012; NAME CHANGED FROM THE PIONEER DISCIPLINED VALUE
   VCT PORTFOLIO (CLASS II) ON MAY 1, 2013)
Unit Value:
  Beginning of Period......................       1.075      0.848       0.779       0.821      0.763       0.669       1.007  1.000
  End of Period............................       1.160      1.075       0.848       0.779      0.821       0.763       0.669  1.007
Number of Units Outstanding at End of
Period (in thousands)......................      48.268     38.987      27.485      45.227     29.584       5.693         634    N/A
PIONEER EMERGING MARKETS VCT PORTFOLIO (CLASS II)
Unit Value:
  Beginning of Period......................       0.739      0.767       0.697       0.927      0.814       0.475       1.152  1.000
  End of Period............................       0.635      0.739       0.767       0.697      0.927       0.814       0.475  1.152
Number of Units Outstanding at End of
Period (in thousands)......................     452.983    555.663     544.281     467.295    600.953     646.279      46,816      6
PIONEER MID CAP VALUE VCT PORTFOLIO (CLASS II)
Unit Value:
  Beginning of Period......................       1.195      0.914       0.837       0.903      0.778       0.630       0.970  1.000
  End of Period............................       1.352      1.195       0.914       0.837      0.903       0.778       0.630  0.970
Number of Units Outstanding at End of
Period (in thousands)......................      95.212     45.364      44.362      59.778     16.545       7.645         175    N/A
PIONEER SELECT MID CAP GROWTH VCT PORTFOLIO (CLASS I)
(NAME CHANGED FROM THE PIONEER GROWTH OPPORTUNITIES VCT PORTFOLIO
   (CLASS I) ON MAY 1, 2013)
Unit Value:
  Beginning of Period......................       1.431      1.020       0.967       1.005      0.848       0.596       0.938  1.000
  End of Period............................       1.542      1.431       1.020       0.967      1.005       0.848       0.596  0.938
Number of Units Outstanding at End of
Period (in thousands)......................     139.646    194.935      96.646      85.933     88.320      87.015         N/A    N/A

 TABLE 2--CONTRACT WITH OPTIONAL STEP-UP DEATH BENEFIT RIDER OPTION ELECTED (SEPARATE ACCOUNT CHARGES OF 1.70% OF THE DAILY NET ASSETS OF THE SEPARATE
                                  ACCOUNT)



                                                                               YEAR ENDED DECEMBER 31ST
                                                 -----------------------------------------------------------------------------------
SUB-ACCOUNT                                        2014       2013        2012       2011        2010       2009       2008     2007
-----------------------------------------------  --------    -------    --------    -------    --------    -------    -----    -----

GOLDMAN SACHS BALANCED STRATEGY PORTFOLIO (CLASS A)
Unit Value:
  Beginning of Period..........................     1.103      1.037       0.959      0.995       0.933      0.791    1.011    1.000
  End of Period................................     1.111      1.103       1.037      0.959       0.995      0.933    0.791    1.011
Number of Units Outstanding at End of Period
(in thousands).................................   196.959    184.893     172.829    216.478     238.378        N/A      N/A      N/A
GOLDMAN SACHS EQUITY GROWTH STRATEGY PORTFOLIO (CLASS A)
Unit Value:
  Beginning of Period..........................     1.009      0.831       0.723      0.795       0.718      0.565    1.001    1.000
  End of Period................................     1.022      1.009       0.831      0.723       0.795      0.718    0.565    1.001
Number of Units Outstanding at End of Period
(in thousands).................................       N/A        N/A         N/A        N/A         N/A        N/A      N/A      N/A
GOLDMAN SACHS GROWTH AND INCOME STRATEGY PORTFOLIO (CLASS A)
Unit Value:
  Beginning of Period..........................     1.055      0.949       0.859      0.905       0.836      0.676    1.011    1.000
  End of Period................................     1.060      1.055       0.949      0.859       0.905      0.836    0.676    1.011
Number of Units Outstanding at End of Period
(in thousands).................................       N/A        N/A         N/A     60.711      58.552        N/A      N/A      N/A
GOLDMAN SACHS GROWTH STRATEGY PORTFOLIO (CLASS A)
Unit Value:
  Beginning of Period..........................     1.001      0.861       0.765      0.828       0.756      0.598    1.004    1.000
  End of Period................................     1.007      1.001       0.861      0.765       0.828      0.756    0.598    1.004
Number of Units Outstanding at End of Period
(in thousands).................................       N/A        N/A         N/A        N/A         N/A        N/A      N/A      N/A
GOLDMAN SACHS INTERNATIONAL REAL ESTATE SECURITIES FUND (CLASS A)
Unit Value:
  Beginning of Period..........................     0.751      0.722       0.516      0.651       0.588      0.448    0.952    1.000
  End of Period................................     0.746      0.751       0.722      0.516       0.651      0.588    0.448    0.952
Number of Units Outstanding at End of Period
(in thousands).................................       N/A        N/A         N/A        N/A         N/A        N/A      N/A      N/A
GOLDMAN SACHS REAL ESTATE SECURITIES FUND (CLASS A)
Unit Value:
  Beginning of Period..........................     1.013      1.009       0.884      0.819       0.655      0.533    0.918    1.000
  End of Period................................     1.291      1.013       1.009      0.884       0.819      0.655    0.533    0.918
Number of Units Outstanding at End of Period
(in thousands).................................       N/A        N/A         N/A        N/A         N/A        N/A      N/A      N/A
GOLDMAN SACHS TECHNOLOGY TOLLKEEPER FUND (CLASS A)
(NAME CHANGED FROM THE GOLDMAN SACHS TOLLKEEPER FUND CLASS A ON
   JULY 31, 2010)
Unit Value:
  Beginning of Period..........................     1.585      1.254       1.059      1.242       1.017      0.611    1.140    1.000
  End of Period................................     1.715      1.585       1.254      1.059       1.242      1.017    0.611    1.140
Number of Units Outstanding at End of Period
(in thousands).................................       N/A      0.157       0.160      0.163       0.166      0.169    0.173      N/A


                                                                               YEAR ENDED DECEMBER 31ST
                                                   ---------------------------------------------------------------------------------
SUB-ACCOUNT                                         2014        2013       2012       2011       2010       2009      2008     2007
-------------------------------------------------  -------    -------    -------    --------   --------   --------    -----   ------

GOLDMAN SACHS VIT CORE FIXED INCOME FUND (SERVICE SHARES)
Unit Value:
  Beginning of Period............................    1.178      1.215      1.058       1.102      1.046      0.927    1.032   1.000
  End of Period..................................    1.223      1.178      1.215       1.058      1.102      1.046    0.927   1.032
Number of Units Outstanding at End of Period (in
thousands).......................................    1.388      0.735      0.121         N/A        N/A        N/A      N/A     N/A
GOLDMAN SACHS VIT EQUITY INDEX FUND (SERVICE SHARES)
Unit Value:
  Beginning of Period............................    1.268      0.978      0.861       0.861      0.762      0.614    0.996   1.000
  End of Period..................................    1.411      1.268      0.978       0.861      0.861      0.762    0.614   0.996
Number of Units Outstanding at End of Period (in
thousands).......................................      N/A        N/A        N/A         N/A        N/A        N/A      N/A     N/A
GOLDMAN SACHS VIT GLOBAL TRENDS ALLOCATION FUND (SERVICE SHARES)
(NAME CHANGED FROM THE GOLDMAN SACHS VIT GLOBAL MARKETS NAVIGATOR
   FUND (SERVICE SHARES) ON APRIL 30, 2015; INVESTMENT OPTION ADDED ON
   MAY 22, 2012)
Unit Value:
  Beginning of Period............................    1.167      1.045        N/A         N/A        N/A        N/A      N/A     N/A
  End of Period..................................    1.193      1.167      1.045         N/A        N/A        N/A      N/A     N/A
Number of Units Outstanding at End of Period (in
thousands).......................................      N/A        N/A        N/A         N/A        N/A        N/A      N/A     N/A
GOLDMAN SACHS VIT GROWTH OPPORTUNITIES FUND (SERVICE SHARES)
Unit Value:
  Beginning of Period............................    1.563      1.202      1.024       1.085      0.925      0.593    1.020   1.000
  End of Period..................................    1.707      1.563      1.202       1.024      1.085      0.925    0.593   1.020
Number of Units Outstanding at End of Period (in
thousands).......................................    3.865      3.494      3.580       2.904      1.272      0.265       55     N/A
GOLDMAN SACHS VIT HIGH QUALITY FLOATING RATE FUND (SERVICE SHARES)
(NAME CHANGED FROM GOLDMAN SACHS VIT GOVERNMENT INCOME
   (SERVICE SHARES) ON APRIL 30, 2013)
Unit Value:
  Beginning of Period............................    1.182      1.198      1.185       1.134      1.097      1.048    1.034   1.000
  End of Period..................................    1.161      1.182      1.198       1.185      1.134      1.097    1.048   1.034
Number of Units Outstanding at End of Period (in
thousands).......................................    3.783      3.062      2.562       1.992      0.712        N/A      N/A     N/A
GOLDMAN SACHS VIT LARGE CAP VALUE FUND (SERVICE SHARES)
(NAME CHANGED FROM TO THE GOLDMAN SACHS VIT GROWTH AND INCOME
   FUND (SERVICE SHARES) ON APRIL 30, 2010)
Unit Value:
  Beginning of Period............................    1.117      0.855      0.732       0.803      0.737      0.636    0.986   1.000
  End of Period..................................    1.237      1.117      0.855       0.732      0.803      0.737    0.636   0.986
Number of Units Outstanding at End of Period (in
thousands).......................................      N/A        N/A        N/A         N/A        N/A        N/A      N/A     N/A
GOLDMAN SACHS VIT MID CAP VALUE FUND (SERVICE SHARES)
Unit Value:
  Beginning of Period............................    1.507      1.157      1.002       1.094      1.000        N/A      N/A     N/A
  End of Period..................................    1.678      1.507      1.157       1.002      1.094        N/A      N/A     N/A
Number of Units Outstanding at End of Period (in
thousands).......................................      N/A        N/A        N/A         N/A        N/A        N/A      N/A     N/A


                                                                              YEAR ENDED DECEMBER 31ST
                                                 -----------------------------------------------------------------------------------
SUB-ACCOUNT                                        2014       2013        2012       2011       2010        2009      2008     2007
-----------------------------------------------  -------    --------    -------    --------    -------    --------    -----    -----

GOLDMAN SACHS VIT MONEY MARKET FUND (SERVICE SHARES)
Unit Value:
  Beginning of Period..........................    0.934       0.950      0.966       0.983      1.000       1.016    1.011    1.000
  End of Period................................    0.918       0.934      0.950       0.966      0.983       1.000    1.016    1.011
Number of Units Outstanding at End of Period
(in thousands).................................      N/A       0.275      0.279       0.285    125.153     125.159    0.302      N/A
GOLDMAN SACHS VIT SMALL CAP EQUITY INSIGHTS FUND (SERVICE SHARES)
(NAME CHANGED FROM GOLDMAN SACHS VIT STRUCTURED SMALL CAP EQUITY
   FUND (SERVICE SHARES) ON APRIL 30, 2014)
Unit Value:
  Beginning of Period..........................    1.404       1.055      0.954       0.966      0.757       0.605    0.936    1.000
  End of Period................................    1.472       1.404      1.055       0.954      0.966       0.757    0.605    0.936
Number of Units Outstanding at End of Period
(in thousands).................................      N/A         N/A        N/A         N/A        N/A         N/A      N/A      N/A
GOLDMAN SACHS VIT STRATEGIC GROWTH FUND (SERVICE SHARES)
(NAME CHANGED FROM GOLDMAN SACHS VIT CAPITAL GROWTH FUND
   (SERVICE SHARES) ON APRIL 30, 2010)
Unit Value:
  Beginning of Period..........................    1.339       1.032      0.877       0.919      0.846       0.583    1.022    1.000
  End of Period................................    1.492       1.339      1.032       0.877      0.919       0.846    0.583    1.022
Number of Units Outstanding at End of Period
(in thousands).................................      N/A         N/A        N/A         N/A        N/A         N/A      N/A      N/A
GOLDMAN SACHS VIT STRATEGIC INTERNATIONAL EQUITY FUND (SERVICE SHARES)
Unit Value:
  Beginning of Period..........................    0.900       0.740      0.623       0.747      0.690       0.547    1.032    1.000
  End of Period................................    0.816       0.900      0.740       0.623      0.747       0.690    0.547    1.032
Number of Units Outstanding at End of Period
(in thousands).................................      N/A         N/A        N/A         N/A        N/A         N/A      N/A      N/A
GOLDMAN SACHS VIT U.S. EQUITY INSIGHTS FUND (SERVICE SHARES)
(NAME CHANGED FROM GOLDMAN SACHS VIT STRUCTURED U.S. EQUITY FUND
   (SERVICE SHARES) ON APRIL 30, 2014)
Unit Value:
  Beginning of Period..........................    1.217       0.902      0.804       0.787      0.711       0.598    0.967    1.000
  End of Period................................    1.389       1.217      0.902       0.804      0.787       0.711    0.598    0.967
Number of Units Outstanding at End of Period
(in thousands).................................      N/A         N/A        N/A         N/A        N/A         N/A      N/A      N/A
ALLIANCEBERNSTEIN VPS AMERICAS GOVERNMENT INCOME PORTFOLIO (CLASS B)
(MERGED INTO THE ALLIANCEBERNSTEIN VPS INTERMEDIATE BOND PORTFOLIO
   (CLASS B) ON APRIL 25, 2008)
Unit Value:
  Beginning of Period..........................      N/A         N/A        N/A         N/A        N/A         N/A    1.045    1.000
  End of Period................................      N/A         N/A        N/A         N/A        N/A         N/A      N/A    1.045
Number of Units Outstanding at End of Period
(in thousands).................................      N/A         N/A        N/A         N/A        N/A         N/A      N/A      N/A



                                                                             YEAR ENDED DECEMBER 31ST
                                              --------------------------------------------------------------------------------------
SUB-ACCOUNT                                     2014       2013        2012        2011        2010        2009       2008     2007
--------------------------------------------  --------    -------    --------    --------    --------    --------    ------   ------

AB VPS INTERMEDIATE BOND PORTFOLIO (CLASS B)
(NAME CHANGED FROM ALLIANCEBERNSTEIN VPS INTERMEDIATE BOND PORTFOLIO
   (CLASS B) ON MAY 1, 2015)
Unit Value:
  Beginning of Period.......................     1.269      1.321       1.271       1.215       1.135       0.977    1.045     1.000
  End of Period.............................     1.325      1.269       1.321       1.271       1.215       1.135    0.977     1.045
Number of Units Outstanding at End of Period
(in thousands)..............................     0.438      0.446       0.407       0.490       0.075         N/A      N/A       N/A
AB VPS INTERNATIONAL VALUE PORTFOLIO (CLASS B)
(NAME CHANGED FROM ALLIANCEBERNSTEIN VPS INTERNATIONAL VALUE PORTFOLIO
   (CLASS B) ON MAY 1, 2015)
Unit Value:
  Beginning of Period.......................     0.662      0.549       0.489       0.617       0.602       0.456    0.992     1.000
  End of Period.............................     0.609      0.662       0.549       0.489       0.617       0.602    0.456     0.992
Number of Units Outstanding at End of Period
(in thousands)..............................       N/A        N/A         N/A         N/A         N/A         N/A      N/A       N/A
AB VPS SMALL CAP GROWTH PORTFOLIO (CLASS B)
(CLOSED TO NEW PAYMENT ALLOCATIONS OR TRANSFERS ON JANUARY 31, 2013;
   NAME CHANGED FROM ALLIANCEBERNSTEIN VPS SMALL CAP GROWTH
   PORTFOLIO (CLASS B) ON MAY 1, 2015)
Unit Value:
  Beginning of Period.......................     1.688      1.182       1.048       1.023       0.762       0.548    1.026     1.000
  End of Period.............................     1.625      1.688       1.182       1.048       1.023       0.762    0.548     1.026
Number of Units Outstanding at End of Period
(in thousands)..............................     3.064      3.248       3.085       2.504       1.131       0.193    0.197       N/A
AB VPS SMALL/MID CAP VALUE PORTFOLIO (CLASS B)
(NAME CHANGED FROM ALLIANCEBERNSTEIN VPS SMALL/MID CAP VALUE
   PORTFOLIO (CLASS B) ON MAY 1, 2015)
Unit Value:
  Beginning of Period.......................     1.469      1.085       0.932       1.038       0.834       0.595    0.943     1.000
  End of Period.............................     1.573      1.469       1.085       0.932       1.038       0.834    0.595     0.943
Number of Units Outstanding at End of Period
(in thousands)..............................       N/A        N/A         N/A         N/A         N/A         N/A      N/A       N/A
FIDELITY VIP CONTRAFUND(R) PORTFOLIO (SERVICE CLASS 2)
Unit Value:
  Beginning of Period.......................     1.510      1.173       1.028       1.075       1.000         N/A      N/A       N/A
  End of Period.............................     1.658      1.510       1.173       1.028       1.075         N/A      N/A       N/A
Number of Units Outstanding at End of Period
(in thousands)..............................     6.121      4.585       3.054       2.198       0.847         N/A      N/A       N/A
FIDELITY VIP DISCIPLINED SMALL CAP PORTFOLIO (SERVICE CLASS 2)
Unit Value:
  Beginning of Period.......................     1.672      1.233       1.058       1.093       1.000         N/A      N/A       N/A
  End of Period.............................     1.725      1.672       1.233       1.058       1.093         N/A      N/A       N/A
Number of Units Outstanding at End of Period
(in thousands)..............................       N/A        N/A         N/A         N/A         N/A         N/A      N/A       N/A



                                                                              YEAR ENDED DECEMBER 31ST
                                               -------------------------------------------------------------------------------------
SUB-ACCOUNT                                      2014        2013       2012        2011        2010        2009      2008      2007
---------------------------------------------  --------    -------     -------    --------    --------    --------    -----    -----

FIDELITY VIP EQUITY-INCOME PORTFOLIO (SERVICE CLASS 2)
Unit Value:
  Beginning of Period........................     1.492      1.187       1.032       1.043       1.000         N/A      N/A      N/A
  End of Period..............................     1.591      1.492       1.187       1.032       1.043         N/A      N/A      N/A
Number of Units Outstanding at End of Period
(in thousands)...............................       N/A        N/A         N/A         N/A         N/A         N/A      N/A      N/A
FIDELITY VIP FREEDOM 2005 PORTFOLIO (SERVICE CLASS 2)
Unit Value:
  Beginning of Period........................     1.188      1.104       1.027       1.046       1.000         N/A      N/A      N/A
  End of Period..............................     1.215      1.188       1.104       1.027       1.046         N/A      N/A      N/A
Number of Units Outstanding at End of Period
(in thousands)...............................       N/A        N/A         N/A         N/A         N/A         N/A      N/A      N/A
FIDELITY VIP FREEDOM 2010 PORTFOLIO (SERVICE CLASS 2)
Unit Value:
  Beginning of Period........................     1.262      1.135       1.034       1.057       1.000         N/A      N/A      N/A
  End of Period..............................     1.293      1.262       1.135       1.034       1.057         N/A      N/A      N/A
Number of Units Outstanding at End of Period
(in thousands)...............................       N/A        N/A         N/A         N/A         N/A         N/A      N/A      N/A
FIDELITY VIP FREEDOM 2015 PORTFOLIO (SERVICE CLASS 2)
Unit Value:
  Beginning of Period........................     1.275      1.137       1.033       1.057       1.000         N/A      N/A      N/A
  End of Period..............................     1.309      1.275       1.137       1.033       1.057         N/A      N/A      N/A
Number of Units Outstanding at End of Period
(in thousands)...............................       N/A        N/A         N/A         N/A         N/A         N/A      N/A      N/A
FIDELITY VIP FREEDOM 2020 PORTFOLIO (SERVICE CLASS 2)
Unit Value:
  Beginning of Period........................     1.306      1.149       1.034       1.065       1.000         N/A      N/A      N/A
  End of Period..............................     1.343      1.306       1.149       1.034       1.065         N/A      N/A      N/A
Number of Units Outstanding at End of Period
(in thousands)...............................       N/A        N/A         N/A         N/A         N/A         N/A      N/A      N/A
FIDELITY VIP FREEDOM 2025 PORTFOLIO (SERVICE CLASS 2)
Unit Value:
  Beginning of Period........................     1.366      1.161       1.028       1.071       1.000         N/A      N/A      N/A
  End of Period..............................     1.408      1.366       1.161       1.028       1.071         N/A      N/A      N/A
Number of Units Outstanding at End of Period
(in thousands)...............................       N/A        N/A         N/A         N/A         N/A         N/A      N/A      N/A
FIDELITY VIP FREEDOM 2030 PORTFOLIO (SERVICE CLASS 2)
Unit Value:
  Beginning of Period........................     1.385      1.161       1.025       1.073       1.000         N/A      N/A      N/A
  End of Period..............................     1.426      1.385       1.161       1.025       1.073         N/A      N/A      N/A
Number of Units Outstanding at End of Period
(in thousands)...............................       N/A        N/A         N/A         N/A         N/A         N/A      N/A      N/A
FIDELITY VIP FREEDOM 2035 PORTFOLIO (SERVICE CLASS 2)
Unit Value:
  Beginning of Period........................     1.424      1.163       1.015       1.078       1.000         N/A      N/A      N/A
  End of Period..............................     1.464      1.424       1.163       1.015       1.078         N/A      N/A      N/A
Number of Units Outstanding at End of Period
(in thousands)...............................       N/A        N/A         N/A         N/A         N/A         N/A      N/A      N/A


                                                                             YEAR ENDED DECEMBER 31ST
                                             ---------------------------------------------------------------------------------------
SUB-ACCOUNT                                    2014        2013        2012        2011        2010        2009       2008      2007
-------------------------------------------  --------    --------    --------    --------    --------    --------    ------    -----

FIDELITY VIP FREEDOM 2040 PORTFOLIO (SERVICE CLASS 2)
Unit Value:
  Beginning of Period......................     1.430       1.164       1.015       1.079       1.000         N/A       N/A      N/A
  End of Period............................     1.472       1.430       1.164       1.015       1.079         N/A       N/A      N/A
Number of Units Outstanding at End of
Period (in thousands)......................       N/A         N/A         N/A         N/A         N/A         N/A       N/A      N/A
FIDELITY VIP FREEDOM 2045 PORTFOLIO (SERVICE CLASS 2)
Unit Value:
  Beginning of Period......................     1.440       1.165       1.012       1.080       1.000         N/A       N/A      N/A
  End of Period............................     1.482       1.440       1.165       1.012       1.080         N/A       N/A      N/A
Number of Units Outstanding at End of
Period (in thousands)......................       N/A         N/A         N/A         N/A         N/A         N/A       N/A      N/A
FIDELITY VIP FREEDOM 2050 PORTFOLIO (SERVICE CLASS 2)
Unit Value:
  Beginning of Period......................     1.443       1.164       1.009       1.082       1.000         N/A       N/A      N/A
  End of Period............................     1.486       1.443       1.164       1.009       1.082         N/A       N/A      N/A
Number of Units Outstanding at End of
Period (in thousands)......................       N/A         N/A         N/A         N/A         N/A         N/A       N/A      N/A
FIDELITY VIP FREEDOM INCOME PORTFOLIO (SERVICE CLASS 2)
Unit Value:
  Beginning of Period......................     1.104       1.068       1.022       1.026       1.000         N/A       N/A      N/A
  End of Period............................     1.124       1.104       1.068       1.022       1.026         N/A       N/A      N/A
Number of Units Outstanding at End of
Period (in thousands)......................       N/A         N/A         N/A         N/A         N/A         N/A       N/A      N/A
FIDELITY VIP GROWTH OPPORTUNITIES PORTFOLIO (SERVICE CLASS 2)
Unit Value:
  Beginning of Period......................     1.768       1.308       1.115       1.112       1.000         N/A       N/A      N/A
  End of Period............................     1.946       1.768       1.308       1.115       1.112         N/A       N/A      N/A
Number of Units Outstanding at End of
Period (in thousands)......................     2.035       1.171       0.228         N/A         N/A         N/A       N/A      N/A
FIDELITY VIP INDEX 500 PORTFOLIO (SERVICE CLASS 2)
Unit Value:
  Beginning of Period......................     1.566       1.208       1.062       1.062       1.000         N/A       N/A      N/A
  End of Period............................     1.744       1.566       1.208       1.062       1.062         N/A       N/A      N/A
Number of Units Outstanding at End of
Period (in thousands)......................       N/A         N/A         N/A         N/A         N/A         N/A       N/A      N/A
FIDELITY VIP MID CAP PORTFOLIO (SERVICE CLASS 2)
Unit Value:
  Beginning of Period......................     1.505       1.127       1.001       1.142       1.000         N/A       N/A      N/A
  End of Period............................     1.569       1.505       1.127       1.001       1.142         N/A       N/A      N/A
Number of Units Outstanding at End of
Period (in thousands)......................     2.410       1.379       0.267         N/A         N/A         N/A       N/A      N/A
FIDELITY VIP OVERSEAS PORTFOLIO (SERVICE CLASS 2)
Unit Value:
  Beginning of Period......................     1.383       1.081       0.914       1.124       1.000         N/A       N/A      N/A
  End of Period............................     1.247       1.383       1.081       0.914       1.124         N/A       N/A      N/A
Number of Units Outstanding at End of
Period (in thousands)......................       N/A         N/A         N/A         N/A         N/A         N/A       N/A      N/A


                                                                            YEAR ENDED DECEMBER 31ST
                                             ---------------------------------------------------------------------------------------
SUB-ACCOUNT                                    2014        2013        2012        2011        2010        2009      2008      2007
-------------------------------------------  --------    --------    --------    --------    --------    --------    -----    ------

FIDELITY VIP STRATEGIC INCOME PORTFOLIO (SERVICE CLASS 2)
Unit Value:
  Beginning of Period......................     1.138       1.157       1.068       1.040       1.000         N/A      N/A       N/A
  End of Period............................     1.156       1.138       1.157       1.068       1.040         N/A      N/A       N/A
Number of Units Outstanding at End of
Period (in thousands)......................       N/A         N/A         N/A         N/A         N/A         N/A      N/A       N/A
FT VIP FRANKLIN GLOBAL COMMUNICATIONS FUND (CLASS 2)
(LIQUIDATED ON APRIL 24, 2009)
Unit Value:
  Beginning of Period......................       N/A         N/A         N/A         N/A         N/A       0.555    1.049     1.000
  End of Period............................       N/A         N/A         N/A         N/A         N/A         N/A    0.555     1.049
Number of Units Outstanding at End of
Period (in thousands)......................       N/A         N/A         N/A         N/A         N/A         N/A      N/A       N/A
FT VIP FRANKLIN INCOME VIP FUND (CLASS 2)
(NAME CHANGED FROM THE FT VIP FRANKLIN INCOME SECURITIES FUND
   (CLASS 2) ON MAY 1, 2014)
Unit Value:
  Beginning of Period......................     1.271       1.135       1.025       1.018       0.919       0.690    0.998     1.000
  End of Period............................     1.307       1.271       1.135       1.025       1.018       0.919    0.690     0.998
Number of Units Outstanding at End of
Period (in thousands)......................       N/A         N/A         N/A         N/A         N/A         N/A      N/A       N/A
FT VIP FRANKLIN MUTUAL GLOBAL DISCOVERY VIP FUND (CLASS 2)
(NAME CHANGED FROM THE FT VIP MUTUAL GLOBAL DISCOVERY SECURITIES
   FUND (CLASS 2) ON MAY 1, 2014)
Unit Value:
  Beginning of Period......................     1.276       1.017       0.913       0.957       0.869       0.717    1.019     1.000
  End of Period............................     1.326       1.276       1.017       0.913       0.957       0.869    0.717     1.019
Number of Units Outstanding at End of
Period (in thousands)......................     4.570       4.251       3.723       3.076       1.279       0.341    0.349       N/A
FT VIP FRANKLIN MUTUAL SHARES VIP FUND (CLASS 2)
(NAME CHANGED FROM THE FT VIP MUTUAL SHARES SECURITIES FUND
   (CLASS 2) ON MAY 1, 2014)
Unit Value:
  Beginning of Period......................     1.139       0.903       0.804       0.827       0.756       0.610    0.988     1.000
  End of Period............................     1.199       1.139       0.903       0.804       0.827       0.756    0.610     0.988
Number of Units Outstanding at End of
Period (in thousands)......................     0.248       0.252       0.233       0.277       0.042         N/A      N/A       N/A
FT VIP FRANKLIN SMALL CAP VALUE VIP FUND (CLASS 2)
(NAME CHANGED FROM THE FT VIP FRANKLIN SMALL CAP VALUE SECURITIES
   FUND (CLASS 2) ON MAY 1, 2014)
Unit Value:
  Beginning of Period......................     1.453       1.085       0.933       0.986       0.782       0.616    0.938     1.000
  End of Period............................     1.437       1.453       1.085       0.933       0.986       0.782    0.616     0.938
Number of Units Outstanding at End of
Period (in thousands)......................       N/A         N/A         N/A         N/A         N/A         N/A      N/A       N/A



                                                                            YEAR ENDED DECEMBER 31ST
                                             ---------------------------------------------------------------------------------------
SUB-ACCOUNT                                    2014        2013        2012        2011        2010        2009      2008      2007
-------------------------------------------  --------    --------    --------    --------    --------    --------    -----    ------

FT VIP TEMPLETON GLOBAL ASSET ALLOCATION FUND (CLASS 2)
(LIQUIDATED APRIL 30, 2010)
Unit Value:
  Beginning of Period......................       N/A         N/A         N/A         N/A       0.921       0.769    1.045     1.000
  End of Period............................       N/A         N/A         N/A         N/A         N/A       0.921    0.769     1.045
Number of Units Outstanding at End of
Period (in thousands)......................       N/A         N/A         N/A         N/A         N/A         N/A      N/A       N/A
FT VIP TEMPLETON GROWTH VIP FUND (CLASS 2)
(NAME CHANGED FROM THE FT VIP TEMPLETON GROWTH SECURITIES FUND
   (CLASS 2) ON MAY 1, 2014)
Unit Value:
  Beginning of Period......................     1.077       0.838       0.704       0.770       0.729       0.566    0.999     1.000
  End of Period............................     1.029       1.077       0.838       0.704       0.770       0.729    0.566     0.999
Number of Units Outstanding at End of
Period (in thousands)......................       N/A         N/A         N/A         N/A         N/A         N/A      N/A       N/A
INVESCO V.I. AMERICAN FRANCHISE FUND (SERIES II SHARES)
(INVESCO V.I. LEISURE FUND (SERIES II SHARES) MERGED INTO THIS FUND ON
   APRIL 27, 2012; NAME CHANGED FROM THE INVESCO VAN KAMPEN V.I.
   CAPITAL GROWTH FUND (SERIES II SHARES) ON APRIL 30, 2012; NAME
   CHANGED FROM THE INVESCO VAN KAMPEN V.I. AMERICAN FRANCHISE FUND
   (SERIES II SHARES) ON MAY 1, 2013)
Unit Value:
  Beginning of Period......................     1.221       0.889         N/A         N/A         N/A         N/A      N/A       N/A
  End of Period............................     1.298       1.221       0.889         N/A         N/A         N/A      N/A       N/A
Number of Units Outstanding at End of
Period (in thousands)......................       N/A         N/A         N/A         N/A         N/A         N/A      N/A       N/A
INVESCO V.I. CORE EQUITY FUND (SERIES II SHARES)
(NAME CHANGED FROM THE AIM V.I. CORE EQUITY FUND (SERIES II SHARES)
   ON APRIL 30, 2010)
Unit Value:
  Beginning of Period......................     1.297       1.023       0.916       0.935       0.871       0.692    1.010     1.000
  End of Period............................     1.375       1.297       1.023       0.916       0.935       0.871    0.692     1.010
Number of Units Outstanding at End of
Period (in thousands)......................       N/A         N/A         N/A         N/A         N/A         N/A      N/A       N/A
INVESCO V.I. GLOBAL HEALTH CARE FUND (SERIES II SHARES)
(NAME CHANGED FROM THE AIM V.I. GLOBAL HEALTH CARE FUND (SERIES II
   SHARES) ON APRIL 30, 2010)
Unit Value:
  Beginning of Period......................     1.689       1.226       1.034       1.014       1.000         N/A      N/A       N/A
  End of Period............................     1.982       1.689       1.226       1.034       1.014         N/A      N/A       N/A
Number of Units Outstanding at End of
Period (in thousands)......................       N/A         N/A         N/A         N/A         N/A         N/A      N/A       N/A



                                                                            YEAR ENDED DECEMBER 31ST
                                            ----------------------------------------------------------------------------------------
SUB-ACCOUNT                                   2014        2013         2012        2011        2010        2009       2008      2007
------------------------------------------  --------    --------     --------    --------    --------    --------    ------    -----

INVESCO V.I. LEISURE FUND (SERIES II SHARES)
(NAME CHANGED FROM THE AIM V.I. LEISURE FUND (SERIES II SHARES) ON
   APRIL 30, 2010); MERGED INTO THE INVESCO VAN KAMPEN V.I. CAPITAL
   GROWTH FUND (SERIES II SHARES) ON APRIL 27, 2012)
Unit Value:
  Beginning of Period.....................       N/A         N/A        0.760       0.806       0.676       0.519     0.929    1.000
  End of Period...........................       N/A         N/A          N/A       0.760       0.806       0.676     0.519    0.929
Number of Units Outstanding at End of
Period (in thousands).....................       N/A         N/A          N/A         N/A         N/A         N/A       N/A      N/A
INVESCO V.I. MID CAP CORE EQUITY FUND (SERIES II SHARES)
(INVESTMENT OPTION ADDED ON JUNE 2, 2014)
Unit Value:
  Beginning of Period.....................       N/A         N/A          N/A         N/A         N/A         N/A       N/A      N/A
  End of Period...........................     0.991         N/A          N/A         N/A         N/A         N/A       N/A      N/A
Number of Units Outstanding at End of
Period (in thousands).....................       N/A         N/A          N/A         N/A         N/A         N/A       N/A      N/A
JANUS ASPEN ENTERPRISE PORTFOLIO (SERVICE SHARES)
Unit Value:
  Beginning of Period.....................     1.498       1.154        1.003       1.038       0.841       0.592     1.070    1.000
  End of Period...........................     1.653       1.498        1.154       1.003       1.038       0.841     0.592    1.070
Number of Units Outstanding at End of
Period (in thousands).....................       N/A         N/A          N/A         N/A         N/A         N/A       N/A      N/A
JANUS ASPEN FORTY PORTFOLIO (SERVICE SHARES)
Unit Value:
  Beginning of Period.....................     1.386       1.077        0.885       0.967       0.924       0.644     1.176    1.000
  End of Period...........................     1.478       1.386        1.077       0.885       0.967       0.924     0.644    1.176
Number of Units Outstanding at End of
Period (in thousands).....................     6.311       5.676        4.942       3.952       1.666       0.302     0.308      N/A
JANUS ASPEN PERKINS MID CAP VALUE PORTFOLIO (SERVICE SHARES)
Unit Value:
  Beginning of Period.....................     1.347       1.089        1.000       1.049       0.925       0.708     0.999    1.000
  End of Period...........................     1.436       1.347        1.089       1.000       1.049       0.925     0.708    0.999
Number of Units Outstanding at End of
Period (in thousands).....................     3.984       3.377        2.898       2.253       0.858         N/A       N/A      N/A
JANUS ASPEN PERKINS SMALL COMPANY VALUE PORTFOLIO (SERVICE SHARES)
(LIQUIDATED ON MAY 1, 2009; NAME CHANGED FROM THE JANUS ASPEN SMALL
   COMPANY VALUE PORTFOLIO (SERVICE SHARES) ON DECEMBER 31, 2008)
Unit Value:
  Beginning of Period.....................       N/A         N/A          N/A         N/A         N/A       0.584     0.927    1.000
  End of Period...........................       N/A         N/A          N/A         N/A         N/A         N/A     0.584    0.927
Number of Units Outstanding at End of
Period (in thousands).....................       N/A         N/A          N/A         N/A         N/A         N/A       N/A      N/A
MFS(R) NEW DISCOVERY SERIES (SERVICE CLASS)
Unit Value:
  Beginning of Period.....................     1.751       1.262        1.062       1.207       1.000         N/A       N/A      N/A
  End of Period...........................     1.593       1.751        1.262       1.062       1.207         N/A       N/A      N/A
Number of Units Outstanding at End of
Period (in thousands).....................       N/A         N/A          N/A         N/A         N/A         N/A       N/A      N/A


                                                                             YEAR ENDED DECEMBER 31ST
                                              --------------------------------------------------------------------------------------
SUB-ACCOUNT                                    2014        2013        2012        2011        2010        2009      2008      2007
--------------------------------------------  -------    --------    --------    --------    --------    --------    -----    ------

MFS(R) UTILITIES SERIES (SERVICE CLASS)
Unit Value:
  Beginning of Period.......................    1.530       1.295       1.164       1.111       1.000         N/A      N/A       N/A
  End of Period.............................    1.692       1.530       1.295       1.164       1.111         N/A      N/A       N/A
Number of Units Outstanding at End of Period
(in thousands)..............................    3.546       3.039       2.628       2.070       0.788         N/A      N/A       N/A
OPPENHEIMER CONSERVATIVE BALANCED FUND/VA (SERVICE SHARES)
(NAME CHANGED FROM CAPITAL INCOME FUND/VA (SERVICE SHARES) ON
   APRIL 30, 2015; NAME CHANGED FROM OPPENHEIMER BALANCED FUND/VA
   (SERVICE SHARES) ON APRIL 30, 2013)
Unit Value:
  Beginning of Period.......................    0.878       0.791       0.718       0.728       0.657       0.550    0.992     1.000
  End of Period.............................    0.932       0.878       0.791       0.718       0.728       0.657    0.550     0.992
Number of Units Outstanding at End of Period
(in thousands)..............................      N/A       0.207       0.908       0.749       0.537       0.314    0.056       N/A
OPPENHEIMER GLOBAL FUND/VA (SERVICE SHARES)
(NAME CHANGED FROM OPPENHEIMER GLOBAL SECURITIES FUND/VA (SERVICE
   SHARES) ON APRIL 30, 2013)
Unit Value:
  Beginning of Period.......................    1.222       0.979       0.823       0.915       0.805       0.588    1.001     1.000
  End of Period.............................    1.226       1.222       0.979       0.823       0.915       0.805    0.588     1.001
Number of Units Outstanding at End of Period
(in thousands)..............................      N/A         N/A         N/A         N/A         N/A         N/A      N/A       N/A
OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA (SERVICE SHARES)
(NAME CHANGED FROM OPPENHEIMER STRATEGIC BOND FUND/VA SERVICE
   SHARES ON APRIL 30, 2010; OPPENHEIMER HIGH INCOME FUND/VA (SERVICE
   SHARES) MERGED INTO THIS FUND ON OCTOBER 26, 2012)
Unit Value:
  Beginning of Period.......................    1.245       1.271       1.143       1.155       1.024       0.879    1.046     1.000
  End of Period.............................    1.254       1.245       1.271       1.143       1.155       1.024    0.879     1.046
Number of Units Outstanding at End of Period
(in thousands)..............................    5.633       4.764       4.489       3.567       1.439       0.200    0.039       N/A
OPPENHEIMER HIGH INCOME FUND/VA (SERVICE SHARES)
(MERGED INTO THE OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA
   (SERVICE SHARES) ON OCTOBER 26, 2012)
Unit Value:
  Beginning of Period.......................      N/A         N/A       1.018       1.063       1.000         N/A      N/A       N/A
  End of Period.............................      N/A         N/A         N/A       1.018       1.063         N/A      N/A       N/A
Number of Units Outstanding at End of Period
(in thousands)..............................      N/A         N/A         N/A         N/A         N/A         N/A      N/A       N/A



                                                                             YEAR ENDED DECEMBER 31ST
                                               -------------------------------------------------------------------------------------
SUB-ACCOUNT                                      2014       2013        2012        2011        2010       2009       2008     2007
---------------------------------------------  --------   --------    --------    --------    -------     -------    ------    -----

OPPENHEIMER MAIN STREET SMALL CAP FUND(R)/VA (SERVICE SHARES)
(NAME CHANGED FROM THE OPPENHEIMER MAIN STREET SMALL CAP FUND(R)/VA
   (SERVICE SHARES) ON APRIL 29, 2011; NAME CHANGED FROM THE
   OPPENHEIMER MAIN STREET SMALL- & MID-CAP FUND(R)/VA (SERVICE
   SHARES) ON APRIL 30, 2013)
Unit Value:
  Beginning of Period........................     1.452      1.050       0.908       0.946      0.782       0.581     0.952    1.000
  End of Period..............................     1.594      1.452       1.050       0.908      0.946       0.782     0.581    0.952
Number of Units Outstanding at End of Period
(in thousands)...............................       N/A        N/A         N/A         N/A        N/A         N/A       N/A      N/A
PIONEER DISCIPLINED VALUE VCT PORTFOLIO (CLASS II)
(NAME CHANGED FROM THE PIONEER CULLEN VALUE VCT PORTFOLIO (CLASS II)
   ON JUNE 30, 2012; NAME CHANGED FROM THE PIONEER DISCIPLINED VALUE
   VCT PORTFOLIO (CLASS II) ON MAY 1, 2013)
Unit Value:
  Beginning of Period........................     1.061      0.839       0.772       0.815      0.759       0.667     1.006    1.000
  End of Period..............................     1.143      1.061       0.839       0.772      0.815       0.759     0.667    1.006
Number of Units Outstanding at End of Period
(in thousands)...............................       N/A        N/A         N/A         N/A        N/A         N/A       N/A      N/A
PIONEER EMERGING MARKETS VCT PORTFOLIO (CLASS II)
Unit Value:
  Beginning of Period........................     0.729      0.759       0.691       0.920      0.810       0.473     1.151    1.000
  End of Period..............................     0.625      0.729       0.759       0.691      0.920       0.810     0.473    1.151
Number of Units Outstanding at End of Period
(in thousands)...............................       N/A      0.193       0.862       0.696      0.501       0.318     0.071      N/A
PIONEER MID CAP VALUE VCT PORTFOLIO (CLASS II)
Unit Value:
  Beginning of Period........................     1.180      0.904       0.830       0.897      0.774       0.629     0.969    1.000
  End of Period..............................     1.332      1.180       0.904       0.830      0.897       0.774     0.629    0.969
Number of Units Outstanding at End of Period
(in thousands)...............................     0.003      0.003         N/A         N/A        N/A         N/A       N/A      N/A
PIONEER SELECT MID CAP GROWTH VCT PORTFOLIO (CLASS I)
(NAME CHANGED FROM THE PIONEER GROWTH OPPORTUNITIES VCT PORTFOLIO
   (CLASS I) ON MAY 1, 2013)
Unit Value:
  Beginning of Period........................     1.412      1.009       0.959       0.998      0.844       0.594     0.937    1.000
  End of Period..............................     1.519      1.412       1.009       0.959      0.998       0.844     0.594    0.937
Number of Units Outstanding at End of Period
(in thousands)...............................     2.231      1.274       0.940       0.686      0.462       0.281        58      N/A

                                 APPENDIX D

            GUARANTEED LIFETIME WITHDRAWAL BENEFIT ("GLWB") RIDER

Effective June 1, 2009, we stopped offering the optional Guaranteed Lifetime Withdrawal Benefit ("GLWB") Rider with Contracts issued on or after that date. This does not affect GLWB Riders issued prior to June 1, 2009. The following information is provided for the benefit of Contract Owners who purchased the GLWB Rider prior to June 1, 2009.


DEFINITIONS

The following are definitions of important terms we use in connection with describing the Guaranteed Lifetime Withdrawal Benefit ("GLWB") Rider:


COVERED PERSON is:

     - The person (or persons in the case of GLWB Plus For Two) whose life we use to determine the Lifetime Income Date and the duration of the monthly Settlement Payments on and after the Benefit Phase Start Date (if such date occurs on or after the Lifetime Income Date) or the Maximum Annuity Date (if you elect the GLWB Rider annuitization option on the Maximum Annuity Date). The Rider's benefits are based on the life of the Covered Person(s). If the Contract is owned by a non-natural person, we will treat the older Annuitant on the Date of Issue as the older Owner for purposes of determining the Covered Person.


MAXIMUM ANNUITY DATE means:

     -  The latest Valuation Date on which annuity payments may commence.


GUARANTEED WITHDRAWAL BALANCE means:

     - The total amount we guarantee to be available to you (or your Beneficiary after your death) as Non-Excess Withdrawals or as monthly Settlement Payments if you meet the Rider's conditions.

     - On the Date of Issue, the initial Guaranteed Withdrawal Balance is equal to your initial Purchase Payment (less any premium taxes and not including the corresponding PPB). See "GUARANTEED AMOUNTS" below for information on how the Guaranteed Withdrawal Balance is affected by Non-Excess and Excess Withdrawals and additional Purchase Payments.


GUARANTEED WITHDRAWAL AMOUNT means:

     - The ANNUAL amount we guarantee to make available for Non-Excess Withdrawals each Contract Year prior to the Lifetime Income Date or to pay in monthly installments as Settlement Payments on and after the Benefit Phase Start Date (if such date occurs before the Lifetime Income Date), until the Guaranteed Withdrawal Balance is reduced to zero.

     - On the Date of Issue, the initial Guaranteed Withdrawal Amount is equal to 5% of the initial Guaranteed Withdrawal Balance. See "GUARANTEED AMOUNTS" below for information on how the Guaranteed Withdrawal Amount is affected by Non-Excess and Excess Withdrawals and additional Purchase Payments.


LIFETIME INCOME BASE means:

     - The amount that is used to determine the Lifetime Income Amount on and after the Lifetime Income Date and the charge for the GLWB Rider.

     - On the Date of Issue, the initial Lifetime Income Base is equal to your initial Purchase Payment (less any premium taxes and not including the corresponding PPB). See "GUARANTEED AMOUNTS" below for information on how the Lifetime Income Base is affected by Non-Excess and Excess Withdrawals, additional Purchase Payments, and any Bonuses or Step-Ups.


LIFETIME INCOME AMOUNT means:

     - The ANNUAL amount we guarantee to make available for Non-Excess Withdrawals each Contract Year on and after the Lifetime Income Date or to pay in monthly installments as Settlement Payments on and after the Benefit Phase Start Date (if such date occurs on or after the Lifetime Income Date) or the Maximum Annuity Date (if you elect the GLWB Rider annuitization option on the Maximum Annuity Date), while a Covered Person is living or until the Guaranteed Withdrawal Balance is reduced to zero, if later.

     - On the Lifetime Income Date, the initial Lifetime Income Amount is equal to 5% of your Lifetime Income Base on that date (subject to a maximum of $250,000). We do not calculate the Lifetime Income Amount prior to the Lifetime Income Date. See "GUARANTEED AMOUNTS" below for information on how the Lifetime Income Amount is affected by Non-Excess and Excess Withdrawals, additional Purchase Payments, and any Bonuses or Step-Ups.


LIFETIME INCOME DATE means:

     - The Contract Anniversary on or after the Covered Person reaches age 65, or the Date of Issue if the Covered Person is age 65 or older at the time of purchase of the Contract. In the case of GLWB Plus For Two, we use the life of the older Covered Person to determine the Lifetime Income Date. If the older Covered Person dies before the Lifetime Income Date and the surviving Covered Person chooses to continue the Contract, we will use the life of the surviving Covered Person to redetermine the Lifetime Income Date.


GROSS WITHDRAWAL means:

     - The amount of a partial or full withdrawal from the Contract. This amount will be subject to any withdrawal charges, premium taxes, federal and state income taxes and penalty taxes, and, in the case of a full surrender, the contract fee and a pro rata portion of the GLWB Rider charge, as applicable.


NON-EXCESS WITHDRAWAL means a Gross Withdrawal that:

     - does NOT cause total Gross Withdrawals during a Contract Year beginning PRIOR TO the Lifetime Income Date to exceed the Guaranteed Withdrawal Amount; or

     - does NOT cause total Gross Withdrawals during a Contract Year beginning on or after the Lifetime Income Date to exceed the Lifetime Income Amount; or

     - is taken under a "life expectancy" program established by us (see "LIFE EXPECTANCY DISTRIBUTIONS" below) if no Gross Withdrawals are taken that are not part of the program. Any Gross Withdrawals that are taken that are not part of the program and any future "life expectancy" program withdrawals that are taken during that Contract Year may be considered Excess Withdrawals.


EXCESS WITHDRAWAL means a Gross Withdrawal that:

     - causes total Gross Withdrawals during a Contract Year beginning PRIOR TO the Lifetime Income Date to exceed the Guaranteed Withdrawal Amount (or if such total withdrawals have already exceeded the Guaranteed Withdrawal Amount); or

     - causes total Gross Withdrawals during a Contract Year beginning ON OR AFTER the Lifetime Income Date to exceed the Lifetime Income Amount (or if such total withdrawals have already exceeded the Lifetime Income Amount).

      - Note: If Gross Withdrawals are currently being taken under a "life expectancy" program established by us (see "LIFE EXPECTANCY DISTRIBUTIONS" below), any Gross Withdrawals that are taken that are not part of the program and any future "life expectancy" program withdrawals that are taken during that Contract Year may be considered Excess Withdrawals.


SETTLEMENT PAYMENTS mean:

      - Payments we make to you on and after the Benefit Phase Start Date or the Maximum Annuity Date (if you elect the GLWB Rider annuitization option on the Maximum Annuity Date). These payments may be subject to premium taxes as well as federal and state income taxes and penalty taxes.


BENEFIT PHASE occurs:

      - when the Contract Value is reduced to zero due to:

          - a Non-Excess Withdrawal; OR

          - poor market performance; OR

          - the assessment of Contract fees and charges, including the GLWB Rider charge

      - AND either the Guaranteed Withdrawal Balance or the Lifetime Income Amount immediately after any of the above occurs is greater than zero.


STEP-UP means:

      - An increase in the Lifetime Income Base on certain anniversary dates due to positive market performance as reflected in your Contract Value.


BONUS means:

      - An increase in the Lifetime Income Base if you do not take withdrawals during a specified period of time.

                                    * * *


THE GLWB RIDER

If you are concerned that poor investment performance in the Subaccounts may adversely impact the amount of money you can withdraw from your Contract, for an additional charge the optional Guaranteed Lifetime Withdrawal Benefit Rider ("GLWB Rider") provides certain guarantees. In general, and subject to certain conditions, the GLWB Rider guarantees the following:

     1. Prior to the Lifetime Income Date: We will make the GUARANTEED WITHDRAWAL AMOUNT available for Non-Excess Withdrawals each Contract Year or we will pay it in monthly installments as Settlement Payments if your Contract enters the Benefit Phase before the Lifetime Income Date, until the Guaranteed Withdrawal Balance is reduced to zero. If you limit your withdrawals to Non-Excess Withdrawals, we will only decrease the Guaranteed Withdrawal Balance by the amount of each withdrawal and we will not decrease the Guaranteed Withdrawal Amount. If you begin receiving monthly Settlement Payments, we will reduce the Guaranteed Withdrawal Balance by the amount of each payment. Your initial Guaranteed Withdrawal Balance is equal to your initial Purchase Payment (less any premium taxes and not including any PPB). Your initial Guaranteed Withdrawal Amount is equal to 5% of your initial Guaranteed Withdrawal Balance.

     2.   If your Contract Value is greater than zero on the Lifetime Income
          Date: We will make the LIFETIME INCOME AMOUNT available for Non-Excess Withdrawals each Contract Year on and after the Lifetime Income Date (if you have not annuitized your Contract) or we will pay it in monthly installments as Settlement Payments on and after the Maximum Annuity Date (if you elect the GLWB Rider annuitization option on the Maximum Annuity Date) or if your Contract enters the Benefit Phase prior to the Maximum Annuity Date. This guarantee applies on and after the Lifetime Income Date, while a Covered Person is living or until the Guaranteed Withdrawal Balance is reduced to zero, if later. If you limit your withdrawals to Non-Excess Withdrawals, we will only decrease the Guaranteed Withdrawal Balance by the amount of each withdrawal and we will not decrease the Lifetime Income Amount. If you begin receiving monthly Settlement Payments, we will reduce the Guaranteed Withdrawal Balance by the amount of each payment.

     3. After the Covered Person's death (or the death of the last surviving Covered Person in the case of the GLWB Plus for Two), your Beneficiary will receive the remaining Guaranteed Withdrawal Balance as a lump sum death benefit (if greater than the standard death benefit or any optional death benefit you elected) in certain cases or in monthly installments as Settlement Payments (until the Guaranteed Withdrawal Balance is reduced to zero) in others. This guarantee applies even if the Covered Person dies (or the last surviving Covered Person dies in the case of GLWB Plus For Two) on or after the Maximum Annuity Date, if you elect the GLWB Rider annuitization option on the Maximum Annuity Date.

The Guaranteed Withdrawal Amount is only available prior to the Lifetime Income Date. The Lifetime Income Amount is only available on and after the Lifetime Income Date (if your Contract Value is greater than zero on the Lifetime Income
Date). If you take ANY withdrawals prior to the Lifetime Income Date, the Lifetime Income Amount may be lower than the Guaranteed Withdrawal Amount that was previously available. If we increase the Lifetime Income Base for a Bonus or a Step-Up, we will increase the Lifetime Income Amount and it may be higher than the Guaranteed Withdrawal Amount that was previously available.

As described in more detail below, we will increase the Guaranteed Withdrawal Balance, Lifetime Income Base, and Lifetime Income Amount (on or after the Lifetime Income Date) when you make additional Purchase Payments, subject to limits. As described in more detail below, we may increase the Guaranteed Withdrawal Amount (prior to the Lifetime Income Date) when you make additional Purchase Payments.

We make the above guarantees subject to the rules below:

     -  You limit your withdrawals each Contract Year to Non-Excess
        Withdrawals.

     - You do not annuitize under one of the Annuity Options in the Contract.

     -  You do not terminate or surrender the Contract.

     -  There is no divorce prior to the Benefit Phase Start Date.

     - In the case of the GLWB Plus For One, a Non-Qualified Contract with joint Owners must be continued if the Owner who is not the Covered Person dies.

     - In the case of the GLWB Plus For Two, if a Covered Person who is an Owner dies, the other Covered Person (if living) must continue the Contract.


THE GUARANTEED LIFETIME WITHDRAWAL BENEFIT DOES NOT GUARANTEE CONTRACT VALUE OR THE PERFORMANCE OF ANY INVESTMENT OPTION.

IMPORTANT:    We offered two coverage options: where the GLWB Rider covers one
Covered Person ("GLWB Plus For One") and where the GLWB Rider covers two Covered Persons ("GLWB Plus For Two"). If both Owners of a Non-Qualified Contract are spouses, or if there is one Owner and a spouse who is the sole Beneficiary, you chose whether there are one or two Covered Persons. Please pay careful attention to this designation, as it impacts the GLWB Rider charge and whether the guarantees provided by the GLWB Rider will continue for the life of the surviving spouse.

IMPORTANT CONSIDERATIONS

AN ADDITIONAL MONTHLY CHARGE IS IMPOSED FOR THIS BENEFIT AND THE COVERED PERSON(S) MUST REACH THE LIFETIME INCOME DATE AND REMAIN LIVING TO RECEIVE CERTAIN BENEFITS. SINCE THE WITHDRAWAL BENEFIT OF THE GLWB RIDER IS ACCESSED THROUGH REGULAR NON-EXCESS WITHDRAWALS, THE GLWB RIDER MAY NOT BE APPROPRIATE FOR OWNERS WHO DO NOT FORESEE A NEED FOR LIQUIDITY AND WHOSE PRIMARY OBJECTIVE IS TO TAKE MAXIMUM ADVANTAGE OF THE TAX DEFERRAL ASPECT OF THE CONTRACT. CERTAIN QUALIFIED CONTRACTS MAY HAVE WITHDRAWAL RESTRICTIONS WHICH MAY LIMIT THE BENEFIT OF THE GLWB RIDER. YOU SHOULD CONSULT WITH YOUR TAX AND FINANCIAL PROFESSIONALS ON THIS MATTER, AS WELL AS OTHER TAX MATTERS ASSOCIATED WITH THE GLWB RIDER.

ALSO, THE GLWB RIDER LIMITS THE INVESTMENT OPTIONS OTHERWISE AVAILABLE UNDER THE CONTRACT AND CONTAINS AGE CAPS, PURCHASE PAYMENT LIMITATIONS, AND RESTRICTIONS ON AN OWNER'S RIGHTS AND BENEFITS AT CERTAIN AGES AND VALUES.

Please carefully consider the following:

      - All withdrawals, including Non-Excess Withdrawals and Excess Withdrawals, reduce your Contract Value and death benefit. Federal and state income taxes may apply, as well as a 10% federal penalty tax if a withdrawal occurs before the Owner(s) reach(es) age 59 1/2.

      - You may only allocate Purchase Payments and transfer Contract Value among certain Investment Options (see "INVESTMENT OPTION RESTRICTIONS" below).

      - We impose additional limitations on Purchase Payments (see "MAKING ADDITIONAL PURCHASE PAYMENTS" below).

      - You may not cancel the Rider once it is issued.

      - You begin paying the GLWB Rider charge as of the first Monthiversary following the Date of Issue, even if you do not begin taking withdrawals for many years. If you choose not to take withdrawals, we will not refund the GLWB Rider charge.

      - Unless the sole Owner is a non-natural person, the Owner and Annuitant must be the same individual (additional Annuitants are not permitted), and if your Contract has joint Owners, each Owner must be an Annuitant.

      - You cannot change or add any Owner, joint Owner, Annuitant, or joint Annuitant, unless such change is permitted by us in connection with death or divorce. If you elected GLWB Plus For Two, or you elected GLWB Plus For One and your Contract has joint Owners, you also cannot change or add any Beneficiary, unless such change is permitted by us in connection with death or divorce.

      - There are restrictions regarding who may be named as an Owner, joint Owner, Annuitant, joint Annuitant, and Beneficiary (see "NAMING OF OWNERS, ANNUITANTS, AND BENEFICIARIES" below).

      - Any Settlement Payments that we make are subject to our financial strength and claims paying ability.

      - Excess Withdrawals may significantly reduce or eliminate the value of the guarantees provided by the Rider.


PURCHASING THE GLWB RIDER

Prior to its discontinuance, the GLWB Rider was only available to Qualified Contracts. The GLWB Rider was available only by electing it on the initial Contract application, and could not be elected after the Date of Issue.

In the case of GLWB Plus For One, the Rider could be elected only if the Covered Person had not attained age 76. In the case of joint Owners, the age of the older Owner determined eligibility. Where the Owner is a non-natural person, we determined eligibility by the age of the older Annuitant on the Date of Issue.

In the case of GLWB Plus For Two, the Rider could be elected only if the older Covered Person had not attained age 76. Also, both Covered Persons must have had birthdates less than 6 years apart from each other. For example, assume you purchased a Contract on November 1, 2007 and you wished to select GLWB Plus For
Two:

      - EXAMPLE 1:    You are born July 1, 1942 and your spouse is born June 1,
        1948. Since your birthdates are 5 years and 11 months apart, you may elect GLWB Plus For Two.

      - EXAMPLE 2:    You are born July 1, 1942 and your spouse is born August
        1, 1948. Since your birthdates are 6 years and 1 month apart, you may NOT elect GLWB Plus For Two.

We required due proof of age before issuing the Rider. We reserved the right to accept or refuse to issue the GLWB Rider at our sole discretion. We reserved the right to discontinue offering the Rider at any time. The Rider was not available in all states.


COVERED PERSONS

If both Owners of a Non-Qualified Contract are spouses, or if there is one Owner and a spouse who is the sole Beneficiary, you chose whether there will be one or two Covered Persons. This designation impacts the GLWB Rider charge and whether the guarantees provided by the GLWB Rider will continue for the life of the surviving spouse. You chose either the GLWB Plus For One or the GLWB Plus For Two when you elected the GLWB Rider.

In the case of GLWB Plus For One, the Covered Person is the person whose life we use to determine the Lifetime Income Date and the duration of the monthly Settlement Payments on and after the Benefit Phase Start Date (if such date occurs on or after the Lifetime Income Date) or the Maximum Annuity Date (if you elected the GLWB Rider annuitization option on the Maximum Annuity Date). If there is more than one Owner, the Covered Person is the older Owner on the Date of Issue. If the Contract is owned by a non-natural person, we treat the older Annuitant on the Date of Issue as the older Owner for purposes of determining the Covered Person.

In the case of GLWB Plus For Two, you and your spouse are the Covered Persons whose lives we use to determine the Lifetime Income Date and the duration of the monthly Settlement Payments on and after the Benefit Phase Start Date (if such date occurs on or after the Lifetime Income Date) or the Maximum Annuity Date (if you elect the GLWB Rider annuitization option on the Maximum Annuity
Date).

We determine the Covered Person(s) at the time you elected the Rider. A Covered Person cannot be added or changed after the Date of Issue.


NAMING OF OWNERS, ANNUITANTS, AND BENEFICIARIES

Unless the sole Owner is a non-natural person, the Owner and Annuitant must be the same individual (additional Annuitants are not permitted), and if your Contract has joint Owners, each Owner must be an Annuitant. If the Owner is a non-natural person, we will treat each Annuitant as an Owner under the GLWB Rider, and all Owner provisions and restrictions apply to such Annuitants.

You cannot change or add any Owner, joint Owner, Annuitant, or joint Annuitant, unless such change is permitted by us in connection with death or divorce. If you elected GLWB Plus For Two, or you elected GLWB Plus For One and your Contract has joint Owners, you also cannot change or add any Beneficiary, unless such change is permitted by us in connection with death or divorce.

IF YOU DID NOT HAVE A SPOUSE ON THE DATE OF ISSUE:

      - You could have elected only GLWB Plus For One. You must be named as the sole Owner, and any Beneficiary may be named. You are the Covered Person.

IF YOU DID HAVE A SPOUSE ON THE DATE OF ISSUE:

For Qualified Contracts:

      - Under the Internal Revenue Code of 1986, as amended (the "Code"), only one spouse may be named as the sole Owner.

      - If you elected GLWB Plus For One, any Beneficiary may be named (spouse or non-spouse). The Covered Person is the sole Owner.

      - If you elected GLWB Plus For Two, the other spouse must be named as the sole Beneficiary. The Covered Persons is the sole Owner and the sole Beneficiary.

For Non-Qualified Contracts, you chose one of the following options:

     1)   one spouse was named as the sole Owner

          - If you elected GLWB Plus For One, any Beneficiary may be named (spouse or non-spouse). The Covered Person is the sole Owner.

          - If you elected GLWB Plus For Two, the other spouse must be named as the sole Beneficiary. The Covered Persons is the sole Owner and the sole Beneficiary.

                                     OR:


     2)   both spouses were named as joint Owners and Beneficiaries

          - If you elected GLWB Plus For One, the Covered Person is the older Owner

          - If you elected GLWB Plus For Two, the Covered Persons is both
            Owners.

A spouse must qualify as a "spouse" under the Code.


INVESTMENT OPTION RESTRICTIONS

If you elected the GLWB Rider, you may only allocate your Purchase Payments and transfer your Contract Value among the following Investment Options:

      - Goldman Sachs Balanced Strategy Portfolio (Class A)

      - Goldman Sachs Growth and Income Strategy Portfolio (Class A)

      - Goldman Sachs Growth Strategy Portfolio (Class A)

      - Goldman Sachs VIT Money Market Fund (Service Shares)

YOU MAY NOT ALLOCATE ANY PORTION OF YOUR PURCHASE PAYMENTS OR CONTRACT VALUE TO ANY INVESTMENT OPTION NOT LISTED ABOVE. YOU MAY NOT ALLOCATE PURCHASE PAYMENTS OR TRANSFER CONTRACT VALUE TO THE FIXED ACCOUNT.

You should consult with your financial adviser to assist you in determining which Investment Options available with the GLWB Rider are best suited for your financial needs and risk tolerance. We reserve the right to impose additional restrictions on Investment Options at any time.


GLWB RIDER CHARGE

We assess an additional monthly charge for the GLWB Rider that compensates us for the costs and risks we assume in providing the benefits under the Rider.

      - In the case of GLWB Plus For One, on the Date of Issue, the monthly GLWB Rider charge, which we will deduct from your Contract Value on each Monthiversary, is equal to one-twelfth of the annual charge of 0.50%, of the Lifetime Income Base on that Monthiversary.

     - In the case of GLWB Plus For Two, on the Date of Issue, the monthly GLWB Rider charge, which we will deduct from your Contract Value on each Monthiversary, is equal to one-twelfth of the annual charge of 0.75%, of the Lifetime Income Base on that Monthiversary.

WE RESERVE THE RIGHT TO INCREASE THE GLWB RIDER CHARGE ON THE EFFECTIVE DATE OF EACH STEP-UP. WE GUARANTEE, HOWEVER, THAT THE MONTHLY GLWB RIDER CHARGE WILL NEVER EXCEED 1.00% FOR GLWB PLUS FOR ONE OR 1.50% FOR GLWB PLUS FOR TWO, OF THE LIFETIME INCOME BASE ON EACH MONTHIVERSARY. If we decide to increase the GLWB Rider charge at the time of a Step-Up, then you will receive advance notice and be given the opportunity of no less than 30 days to decline the automatic Step-Up by notifying us at our Service Center in writing.

We will deduct a pro rata share of the monthly GLWB Rider charge from the amount otherwise due:

     1) If you take an Excess Withdrawal on any date other than a Monthiversary and such withdrawal reduces the Contract Value to zero.

     2)   On the Annuity Date.

     3)   Upon surrender of the Contract.

All charges for the GLWB Rider will cease upon termination (see "TERMINATING THE GLWB RIDER" below).

When we deduct the charge for the GLWB Rider, we will reduce Purchase Payments (and PPBs and earnings attributable to those Purchase Payments and PPBs) in the chronological order in which we received such Purchase Payments.


GUARANTEED AMOUNTS

THE GUARANTEED WITHDRAWAL BALANCE.    On the Date of Issue, the initial
Guaranteed Withdrawal Balance is equal to your initial Purchase Payment (less any premium taxes and not including the corresponding PPB). Your Guaranteed Withdrawal Balance can never be more than $5 million. Your Guaranteed Withdrawal Balance will never be less than zero.

THE LIFETIME INCOME BASE.    On the Date of Issue, the initial Lifetime Income
Base is equal to your initial Purchase Payment (less any premium taxes and not including the corresponding PPB). The amount of the GLWB Rider charge and the Lifetime Income Amount will increase if the Lifetime Income Base increases. Your Lifetime Income Base can never be more than $5 million. Your Lifetime Income Base will never be less than zero.

NOTE: The Guaranteed Withdrawal Balance and Lifetime Income Base are not cash values or surrender values, are not available to Owners, are not minimum returns for any Subaccount, and are not guarantees of any Contract Value.

THE GUARANTEED WITHDRAWAL AMOUNT.    On the Date of Issue, the initial
Guaranteed Withdrawal Amount is equal to 5% of the initial Guaranteed Withdrawal Balance. Your Guaranteed Withdrawal Amount can never be more than $250,000.

THE LIFETIME INCOME AMOUNT.    On the Lifetime Income Date, the initial
Lifetime Income Amount is equal to 5% of your Lifetime Income Base on that date. We do not calculate the Lifetime Income Amount prior to the Lifetime Income Date. Your Lifetime Income Amount can never be more than $250,000.

NOTE: If you take any withdrawals prior to the Lifetime Income Date, the initial amount of the Lifetime Income Amount may be less than the previously available Guaranteed Withdrawal Amount.

Non-Excess Withdrawals, Excess Withdrawals, additional Purchase Payments, Bonuses, and Step-Ups may have an effect on the value of the Guaranteed Withdrawal Balance, the Lifetime Income Base, the Guaranteed Withdrawal Amount, and the Lifetime Income Amount, as follows:

IF:                                           THEN:

You take a Non-Excess Withdrawal              - we will decrease your Guaranteed Withdrawal Balance;
                                              - prior to the Lifetime Income Date:
                                                - we will decrease your Lifetime Income Base; and
                                                - we will not change your Guaranteed Withdrawal Amount;
                                              - on or after the Lifetime Income Date:
                                                - we will not change your Lifetime Income Base; and
                                                - we will not change your Lifetime Income Amount.
                                              (See "TAKING WITHDRAWALS" below)

You take an Excess Withdrawal                 - we will decrease your Guaranteed Withdrawal Balance;
                                              - we will decrease your Lifetime Income Base;
                                              - prior to the Lifetime Income Date:
                                                - we will decrease your Guaranteed Withdrawal Amount;
                                              - on or after the Lifetime Income Date:
                                                - we will decrease your Lifetime Income Amount.
                                              (See "TAKING WITHDRAWALS" below.)

You make an additional Purchase Payment       - we will increase your Guaranteed Withdrawal Balance;
                                              - we will increase your Lifetime Income Base;
                                              - prior to the Lifetime Income Date:
                                                - we will recalculate your Guaranteed Withdrawal Amount;
                                              - on or after the Lifetime Income Date:
                                                - we will increase your Lifetime Income Amount.
                                              (See "MAKING ADDITIONAL PURCHASE PAYMENTS" below)

We apply a Bonus and/or Step-Up               - we will not change your Guaranteed Withdrawal Balance;
                                              - we will not change your Guaranteed Withdrawal Amount;
                                              - we will increase your Lifetime Income Base; and
                                              - on or after the Lifetime Income Date:
                                                - we will increase your Lifetime Income Amount;
                                              (See "BONUS" and "STEP-UP" below)


TAKING WITHDRAWALS

IMPORTANT CONSIDERATIONS

You may be assessed charges and penalties if you take withdrawals:

     - Although we currently do not assess a withdrawal charge on Non-Excess Withdrawals, we reserve the right to do so. We will assess a withdrawal charge on Excess Withdrawals if such withdrawals would otherwise be subject to a withdrawal charge. If we assess a withdrawal charge on a Non-Excess Withdrawal or an Excess Withdrawal, we will calculate and impose the charge in the same manner that we would for any partial withdrawal. All withdrawals, including Non-Excess Withdrawals and Excess Withdrawals, will reduce the remaining Free Withdrawal Amount in any Contract Year. (See "WITHDRAWAL CHARGE" in the Prospectus)

      - All withdrawals, including Non-Excess Withdrawals and Excess Withdrawals, reduce your Contract Value and death benefit. Federal and state income taxes may apply, as well as a 10% federal penalty tax if a withdrawal occurs before the Owner(s) reach(es) age 59 1/2. (See "FEDERAL TAX MATTERS" in the Prospectus)

You should carefully consider when to begin taking Non-Excess Withdrawals.

      - You may reduce the value of the guarantees provided by the GLWB Rider, depending on when you begin taking Non-Excess Withdrawals. For example, because Non-Excess Withdrawals taken prior to the Lifetime Income Date reduce your Lifetime Income Base, such withdrawals will result in a lower initial Lifetime Income Amount (when calculated on the Lifetime Income Date).

      - If you delay taking Non-Excess Withdrawals, you may be paying for a benefit you are not using.

Please consult your financial adviser as to the appropriate time for you to begin taking Non-Excess Withdrawals.


NON-EXCESS WITHDRAWALS

IF:                                            THEN:

You take a Non-Excess Withdrawal               1. We will decrease the Guaranteed Withdrawal Balance by
   prior to the Lifetime Income Date:             the amount of the withdrawal.
                                               2. We will decrease the Lifetime Income Base to equal the
                                                  greater of:
                                                  - the Lifetime Income Base immediately prior to the
                                                    withdrawal minus the amount of the withdrawal; OR
                                                  - the Lifetime Income Base immediately prior to the
                                                    withdrawal multiplied by the Proportional Reduction
                                                    Factor.
                                               3. Your Guaranteed Withdrawal Amount will not change.

                                               THE PROPORTIONAL REDUCTION FACTOR IS EQUAL TO YOUR CONTRACT
                                               VALUE AFTER THE WITHDRAWAL DIVIDED BY YOUR CONTRACT VALUE
                                               IMMEDIATELY PRIOR THE WITHDRAWAL.

IF:                                          THEN:

You take a Non-Excess Withdrawal             1. We will decrease the Guaranteed Withdrawal Balance by
   on or after the Lifetime Income Date:        the amount of the withdrawal.
                                             2. Your Lifetime Income Base will not change.
                                             3. Your Lifetime Income Amount will not change.

THE LIFETIME INCOME AMOUNT MAY BE LESS THAN THE GUARANTEED WITHDRAWAL AMOUNT PREVIOUSLY AVAILABLE IF YOU TAKE ANY WITHDRAWALS BEFORE YOUR LIFETIME INCOME DATE.

NOTE: If you choose to receive only a part of, or none of, your Guaranteed Withdrawal Amount or Lifetime Income Amount, as applicable, in any given Contract Year, you should understand that annual Non-Excess Withdrawals are not cumulative. You cannot carry over any unused Non-Excess Withdrawals to any future Contract Years.

EXCESS WITHDRAWALS

IF:                                            THEN:

You take an Excess Withdrawal                  1.  We will decrease the Guaranteed Withdrawal Balance
   prior to the Lifetime Income Date:             equal to the LESSER of:
                                                  - the Guaranteed Withdrawal Balance immediately prior to
                                                    the withdrawal minus the amount of the withdrawal; OR
                                                  - the Guaranteed Withdrawal Balance immediately prior
                                                    to the withdrawal multiplied by the Proportional
                                                    Reduction Factor.
                                               2. We will decrease the Guaranteed Withdrawal Amount to
                                                  equal the Guaranteed Withdrawal Amount immediately
                                                  prior to the withdrawal multiplied by the Proportional
                                                  Reduction Factor.
                                               3. We will decrease the Lifetime Income Base to equal the
                                                  Lifetime Income Base immediately prior to the withdrawal
                                                  multiplied by the Proportional Reduction Factor.

                                               THE PROPORTIONAL REDUCTION FACTOR IS EQUAL TO YOUR CONTRACT
                                               VALUE AFTER THE WITHDRAWAL DIVIDED BY YOUR CONTRACT VALUE
                                               IMMEDIATELY PRIOR THE WITHDRAWAL.

IF:                                            THEN:

You take an Excess Withdrawal                  1. We will decrease the Guaranteed Withdrawal Balance to
   on or after the Lifetime Income Date:          equal the LESSER of:
                                                  - the Guaranteed Withdrawal Balance immediately prior to
                                                    the withdrawal minus the amount of the withdrawal; OR
                                                  - the Guaranteed Withdrawal Balance immediately prior
                                                    to the withdrawal multiplied by the Proportional
                                                    Reduction Factor.
                                               2. We will decrease the Lifetime Income Base to equal the
                                                  Lifetime Income Base immediately prior to the withdrawal
                                                  multiplied by the Proportional Reduction Factor.
                                               3. We will decrease the Lifetime Income Amount to equal 5%
                                                  of the new Lifetime Income Base.

                                               THE PROPORTIONAL REDUCTION FACTOR IS EQUAL TO YOUR CONTRACT
                                               VALUE AFTER THE WITHDRAWAL DIVIDED BY YOUR CONTRACT VALUE
                                               IMMEDIATELY PRIOR THE WITHDRAWAL.

THE GLWB RIDER IS DESIGNED FOR YOU TO TAKE NON-EXCESS WITHDRAWALS EACH CONTRACT YEAR. THE GLWB RIDER IS NOT DESIGNED FOR TAKING EXCESS WITHDRAWALS. TAKING EXCESS WITHDRAWALS COULD HAVE NEGATIVE CONSEQUENCES:

      - EXCESS WITHDRAWALS COULD REDUCE YOUR GUARANTEED WITHDRAWAL BALANCE AND LIFETIME INCOME BASE BY SUBSTANTIALLY MORE THAN THE ACTUAL AMOUNT OF THE WITHDRAWAL. THIS MEANS THAT THE AMOUNT OF TOTAL GROSS WITHDRAWALS YOU MAKE AND/OR MONTHLY SETTLEMENT PAYMENTS YOU RECEIVE UNDER THE RIDER COULD BE LESS THAN THE TOTAL OF YOUR PURCHASE PAYMENTS (LESS ANY PREMIUM TAXES AND NOT INCLUDING CORRESPONDING PPBS).

      - EXCESS WITHDRAWALS MAY REDUCE OR EVEN ELIMINATE YOUR FUTURE GUARANTEED WITHDRAWAL AMOUNT AND FUTURE LIFETIME INCOME AMOUNT.

      - WE WILL SURRENDER YOUR CONTRACT, AND YOU WILL LOSE THE GUARANTEES PROVIDED BY THE GLWB RIDER, IF YOUR CONTRACT VALUE IS REDUCED TO ZERO DUE TO EXCESS WITHDRAWALS. YOU WILL NOT RECEIVE ANY FURTHER BENEFITS UNDER THE GLWB RIDER.

MAKING ADDITIONAL PURCHASE PAYMENTS

You may make additional Purchase Payments at any time prior to the earlier of the Benefit Phase Start Date or the Covered Person's 76th birthday (or the older Covered Person's 76th birthday in the case of GLWB Plus For Two), subject to the limitations discussed below.

PURCHASE PAYMENTS PRIOR TO THE LIFETIME INCOME DATE.    If we receive a
Purchase Payment prior to the Lifetime Income Date, we will increase the Guaranteed Withdrawal Balance and the Lifetime Income Base by the amount of the Purchase Payment (less any premium taxes and not including the corresponding
PPB) (subject to a maximum limit of $5 million).

We also will recalculate the Guaranteed Withdrawal Amount to equal the greater of:

      - the Guaranteed Withdrawal Amount immediately before the Purchase Payment; or

      - 5% of the Guaranteed Withdrawal Balance immediately after the Purchase Payment.

PURCHASE PAYMENTS ON OR AFTER THE LIFETIME INCOME DATE.    If we receive a
Purchase Payment on or after the Lifetime Income Date, we will increase the Guaranteed Withdrawal Balance and the Lifetime Income Base by the amount of the Purchase Payment (less any premium taxes and not including the corresponding
PPB) (subject to a maximum limit of $5 million).

On and after the Lifetime Income Date, we will increase the Lifetime Income Amount every time we increase the Lifetime Income Base due to our receipt of a Purchase Payment. The new Lifetime Income Amount will equal 5% of the new Lifetime Income Base following the Purchase Payment.

PURCHASE PAYMENT LIMITATIONS.    Please note the following limits on Purchase
Payments:

      - We reserve the right to refuse to accept additional Purchase Payments at any time to the extent permitted in the state we issue your Contract.

      - You must obtain our prior approval if your Contract Value immediately following an additional Purchase Payment would exceed $1,000,000. We will aggregate multiple Contracts you own for purposes of the $1,000,000 limitation.

      - We will not accept an additional Purchase Payment on or after the first Contract Anniversary without our prior approval if the total of your Purchase Payments on and after the first Contract Anniversary would exceed $100,000. If you own a Qualified Contract, we will waive our requirement for prior approval of any Purchase Payments made in connection with a systematic investment program approved by us. We will aggregate multiple Contracts you own for purposes of the $100,000 limitation.

All other limitations on Purchase Payments, as set forth in "Purchase Payments," also apply. We reserve the right to impose additional limitations on Purchase Payments at any time. We do not include PPBs credited to your Contract Value when calculating any of these limits.


BONUS

A Bonus is available for a limited time (the "Bonus Period"). The Bonus is an incentive for you to defer taking withdrawals until after the Bonus Period. The Bonus Period begins on the first Contract Anniversary and ends on the earlier of:

      - the 10th Contract Anniversary; or

      - the Contract Anniversary immediately following the Contract Year in which the Covered Person (or the older original Covered Person in the case of GLWB Plus For Two) reaches age 80.

If you have never taken a withdrawal, we will increase the Lifetime Income Base by a Bonus on each Contract Anniversary during the Bonus Period (subject to the maximum Lifetime Income Base limit of

$5 million). Each time you qualify for a Bonus, we will increase the Lifetime Income Base by an amount equal to 5% multiplied by total Purchase Payments (less any premium taxes and not including corresponding PPBs).

On and after the Lifetime Income Date, we will increase the Lifetime Income Amount every time we increase the Lifetime Income Base due to a Bonus. The new Lifetime Income Amount will equal 5% of the new Lifetime Income Base after the Bonus.

We will apply any Bonus before we determine if a Step-Up applies on any Contract Anniversary.

Once you take a withdrawal, we will not apply any future Bonuses to the Lifetime Income Base.

NOTE: A Bonus increases the Lifetime Income Base, but it is not available in cash and has no effect on your Contract Value.


STEP-UP

If your Contract Value on any "Step-Up Date" during the "Step-Up Period" is greater than the Lifetime Income Base on that date, we will automatically increase your Lifetime Income Base to equal the Contract Value (subject to the maximum Lifetime Income Base limit of $5 million).

On and after the Lifetime Income Date, we will increase the Lifetime Income Amount every time we increase the Lifetime Income Base due to a Step-Up. The new Lifetime Income Amount will equal 5% of the new Lifetime Income Base following the Step-Up.

We will apply any Bonus before we determine if a Step-Up applies on any Contract Anniversary.

STEP-UP PERIOD. The Step-Up Period begins on the Date of Issue and ends on the Contract Anniversary immediately following the Contract Year in which the Covered Person (or the older original Covered Person in the case of GLWB Plus For Two) reaches age 90. NO STEP-UPS WILL OCCUR AFTER THE END OF THE STEP-UP PERIOD.

STEP-UP DATES.    During the Step-Up Period, we schedule the Step-Up Dates for the 3rd, 6th, and 9th Contract Anniversary after the Date of Issue and every Contract Anniversary thereafter (e.g., the 10th, 11th, 12th, etc.) while the GLWB Rider is in effect, and on the Lifetime Income Date.

INCREASE IN GLWB RIDER CHARGE:    If we Step-Up the Lifetime Income Base, we
reserve the right to increase the monthly GLWB Rider charge up to a maximum of 1.00% for GLWB Plus For One or 1.50% for GLWB Plus For Two, on an annual basis, of the Lifetime Income Base on each Monthiversary (see "GLWB RIDER CHARGE" above). If we decide to increase the GLWB Rider charge at the time of a Step-Up, you will receive advance notice and be given the opportunity of no less than 30 days to decline the automatic Step-Up by notifying us at our Service Center in writing.

If you decline an automatic Step-Up, you will have the option to elect to Step-Up the Lifetime Income Base within 30 days of subsequent Step-Up Dates by submitting a written request to our Service Center. If you decide to Step-Up the Lifetime Income Base, we will thereafter resume automatic Step-Ups.


BENEFIT PHASE

The Contract enters the Benefit Phase IF:

      - the Contract Value is reduced to zero due to:

          - a Non-Excess Withdrawal; OR

          - poor market performance; OR

          - the assessment of Contract fees and charges, including the GLWB Rider charge

      - AND either the Guaranteed Withdrawal Balance or the Lifetime Income Amount immediately after any of the above occurs is greater than zero.

The date the Contract enters the Benefit Phase is called the Benefit Phase Start Date.

Note that the Contract will only be eligible to enter the Benefit Phase if:

      - In the case of GLWB Plus For One:

        1. the Covered Person was the sole Owner on the Date of Issue and the Covered Person lives until the Benefit Phase Start Date; OR

        2. both Owners live until the Benefit Phase Start Date (in the case of a Non-Qualified Contract with joint Owners); or

        3. a Non-Qualified Contract with joint Owners is continued if the Owner who is not a Covered Person dies, and the Covered Person then lives until the Benefit Phase Start Date.

      - In the case of GLWB Plus For Two:

        1. both Covered Persons live until the Benefit Phase Start Date; OR

        2. a Covered Person who is not an Owner dies and the surviving Covered Person lives until the Benefit Phase Start Date; OR

        3. the Contract is continued after the death of an Owner and the surviving Covered Person then lives until the Benefit Phase Start Date.

On the Benefit Phase Start Date we will terminate the GLWB Rider and all other rights and benefits under the Contract, including death benefits and any additional riders. We will not accept additional Purchase Payments and we will not deduct the GLWB Rider charge after the Benefit Phase Start Date.

During the Benefit Phase, we will pay you monthly Settlement Payments. Total monthly Settlement Payments received in the Benefit Phase (by you or your Beneficiary) will not be less than the Guaranteed Withdrawal Balance on the Benefit Phase Start Date, unless your Beneficiary chooses to commute any remaining monthly Settlement Payments on the death of the Covered Person (or the death of the last surviving Covered Person in the case of GLWB Plus For
Two).

NOTE: If the Benefit Phase Start Date occurs before the Lifetime Income Date, monthly Settlement Payments will continue until the Guaranteed Withdrawal Balance is reduced to zero. You may receive as few as one monthly Settlement Payment if the Guaranteed Withdrawal Balance is reduced to zero after the first monthly Settlement Payment. If the Benefit Phase Start Date occurs on or after the Lifetime Income Date, monthly Settlement Payments will continue while a Covered Person is living or until the Guaranteed Withdrawal Balance is reduced to zero, if later. You may receive as few as one monthly Settlement Payment if the Guaranteed Withdrawal Balance is equal to zero on the Benefit Phase Start Date (or is reduced to zero after the first monthly Settlement Payment) and the Covered Person dies (or last surviving Covered Person dies in the case of GLWB Plus for Two) before the next monthly Settlement Payment.

Changes to Owners and Beneficiaries on and after the Benefit Period Start Date are subject to the same restrictions that would apply if the Contract entered the Annuity Period. (See "OWNERS, ANNUITANTS, AND BENEFICIARIES" in the Prospectus)


IF THE BENEFIT PHASE START DATE OCCURS BEFORE THE LIFETIME INCOME DATE:

If the Guaranteed Withdrawal Balance on the Benefit Phase Start Date is less than or equal to $2,000:

      - The first and only Settlement Payment that we will pay you on the Benefit Phase Start Date will be equal to the Guaranteed Withdrawal Balance.

If the Guaranteed Withdrawal Balance on the Benefit Phase Start Date is greater than $2,000:

     - The first monthly Settlement Payment that we will pay you on the Benefit Phase Start Date will be equal to the lesser of:

          - the Guaranteed Withdrawal Amount minus total Gross Withdrawals taken during the current Contract Year (but in no event less than zero) plus the Guaranteed Withdrawal Amount divided by twelve; or

          - the Guaranteed Withdrawal Balance.

     - We will decrease the Guaranteed Withdrawal Balance by the amount of the first monthly Settlement Payment. If the Guaranteed Withdrawal Balance following the first monthly Settlement Payment is greater than zero, we will pay you recurring monthly Settlement Payments (beginning one month after the Benefit Phase Start Date) equal to the Guaranteed Withdrawal Amount divided by twelve, and we will reduce the Guaranteed Withdrawal Balance by the amount of each payment until the Guaranteed Withdrawal Balance is equal to zero. If the Covered Person dies (or the last surviving Covered Person dies in the case of GLWB Plus For Two) and the Guaranteed Withdrawal Balance has not been reduced to zero, monthly Settlement Payments will continue to the Beneficiary until the Guaranteed Withdrawal Balance is reduced to zero. The last monthly Settlement Payment may be less than the remaining Guaranteed Withdrawal Amount divided by twelve.

     EXAMPLE:

     If:  The Guaranteed Withdrawal Balance on the Benefit Phase Start Date =
        $20,100
          The Guaranteed Withdrawal Amount = $6,000
          Total Gross Withdrawals taken during the current Contract Year = $3,000, then

            The first monthly Settlement Payment will be equal to $3,500 (= Minimum ($20,100, $6,000 - $3,000 + ($6,000 / 12))). The Guaranteed
            Withdrawal Balance after the first monthly Settlement Payment will be equal to $16,600 (= $20,100 - $3,500). Thereafter, we will pay you monthly Settlement Payments of $500 (= $6,000 / 12), and we will reduce the Guaranteed Withdrawal Balance by $500 for each monthly Settlement Payment, until the Guaranteed Withdrawal Balance is reduced to zero. If the Covered Person dies (or the last surviving Covered Person dies in the case of GLWB Plus For Two) and the Guaranteed Withdrawal Balance has not been reduced to zero, the monthly Settlement Payments of $500 will continue to the Beneficiary until the Guaranteed Withdrawal Balance is reduced to zero. In this example, the Guaranteed Withdrawal Balance will be reduced to $100 (= $20,100 - 1 x $3,500 - 33 x $500) after the 34th payment. Therefore, the last monthly Settlement Payment (the 35th payment) will be equal to $100.

     - If you die, the Beneficiary may commute any remaining monthly Settlement Payments at an interest rate of 5%.


IF THE BENEFIT PHASE START DATE OCCURS ON OR AFTER THE LIFETIME INCOME DATE:

     - The first monthly Settlement Payment that we will pay you on the Benefit Phase Start Date will be equal to the Lifetime Income Amount minus total Gross Withdrawals taken during the current Contract Year (but in no event less than zero) plus the Lifetime Income Amount divided by twelve.

     - You will then receive recurring monthly Settlement Payments (beginning one month after the Benefit Phase Start Date) for the rest of the Covered Person's life (or the last surviving Covered Person's life in the case of GLWB Plus For Two) equal to the Lifetime Income Amount divided by twelve. We will reduce the Guaranteed Withdrawal Balance by the amount of each monthly Settlement Payment we make to you. If the Covered Person dies (or the last surviving Covered Person dies in the case of GLWB Plus For Two) and the Guaranteed Withdrawal Balance has not been reduced to zero, monthly Settlement Payments will continue to the Beneficiary until the Guaranteed

        Withdrawal Balance is reduced to zero. The last monthly Settlement Payment may be less than the Lifetime Income Amount divided by twelve.

     EXAMPLE:

     If:  The Guaranteed Withdrawal Balance on the Benefit Phase Start Date =
        $20,100
          The Lifetime Income Amount = $6,000
          Total Gross Withdrawals taken during the current Contract Year = $3,000, then

            The first monthly Settlement Payment will be equal to $3,500 (= Minimum ($20,100, $6,000 - $3,000 + ($6,000 / 12)). The Guaranteed
            Withdrawal Balance after the first monthly Settlement Payment will be equal to $16,600 (= $20,100 - $3,500). Thereafter, we will pay you monthly Settlement Payments of $500 (= $6,000 / 12) for the rest of the Covered Person's life (or for the rest of the last surviving Covered Person's life in the case of GLWB Plus For Two). We will reduce the Guaranteed Withdrawal Balance by $500 for each of these payments as we make them. If the Covered Person dies (or the last surviving Covered Person dies in the case of GLWB Plus For
            Two) and the Guaranteed Withdrawal Balance has not been reduced to zero, the monthly Settlement Payments of $500 will continue to your Beneficiary until the Guaranteed Withdrawal Balance is reduced to zero. In this example, the Guaranteed Withdrawal Balance will be reduced to $100 (= $20,100 - 1 x $3,500 - 33 x $500) after the 34th payment. If the Covered Person has died (or if the last surviving Covered Person has died in the case of GLWB Plus For Two) before the 35th payment, the last monthly Settlement Payment (the 35th payment) will be equal to $100, otherwise we will continue to make monthly Settlement Payments of $500 until the Covered Person's death (or the last surviving Covered Person's death in the case of GLWB Plus For Two).

          NOTE: Under Qualified Contracts, we may make higher monthly Settlement Payments before the Guaranteed Withdrawal Balance is reduced to zero, if we determine that we must do so based on our calculations of your minimum required distribution. In this case, after the Guaranteed Withdrawal Balance is reduced to zero, we will make monthly Settlement Payments equal to the Lifetime Income Amount divided by twelve, provided that a Covered Person is still living at that time.

     - If you die, the Beneficiary may commute any remaining monthly Settlement Payments at an interest rate of 5%.

NOTE: If there is one living Covered Person on the Benefit Phase Start Date and the Benefit Phase Start Date occurs on or after the Lifetime Income Date, the duration of monthly Settlement Payments on and after the Benefit Phase Start Date will be based on that Covered Person's life only, regardless of who is named as an Annuitant. If there are two living Covered Persons on the Benefit Phase Start Date and the Benefit Phase Start Date occurs on or after the Lifetime Income Date, the duration of monthly Settlement Payments on and after the Benefit Phase Start Date will be based on both Covered Person's lives, regardless of who is named as an Annuitant.

NOTE: In the event of divorce, there are cases where we will terminate the GLWB Rider on the Valuation Date that we receive due proof of divorce or the Valuation Date that we receive due proof of death of the first Owner to die. In some cases, the Contract will not be eligible to enter the Benefit Phase after the date of divorce. See "DIVORCE" below


GLWB RIDER DEATH BENEFIT

GLWB RIDER DEATH BENEFIT BEFORE THE BENEFIT PHASE START DATE

If the GLWB Rider Death Benefit is payable in the situations outlined below, the GLWB Rider Death Benefit will be equal to the greater of (A) or (B), less any premium taxes, where:

        (A) = The Contract Value on the Valuation Date we receive due proof of death

        (B) = The Guaranteed Withdrawal Balance on the Valuation Date we receive due proof of death

We will calculate any GLWB Rider Death Benefit on the Valuation Date we receive due proof of death.


1) GLWB PLUS FOR ONE

If an Owner's death occurs before the Benefit Phase Start Date and the Beneficiary elects to take the Contract death benefit as a lump sum under our current administrative procedures, the following will apply:

IF:                                               THEN:

The Covered Person is the deceased Owner:         - We will pay the GLWB Rider Death Benefit instead of the
                                                    standard death benefit or any optional death benefit you
                                                    elected if the GLWB Rider Death Benefit is greater.
                                                  - We will terminate the GLWB Rider on the Valuation Date
                                                    we receive due proof of death.

The Covered Person is NOT the deceased            - We will NOT pay the GLWB Rider Death Benefit.
   Owner:                                         - We will terminate the GLWB Rider on the Valuation Date
   NOTE:  THIS SITUATION CAN ONLY ARISE IF JOINT    we receive due proof of death.
   OWNERS ARE NAMED ON THE DATE OF ISSUE.

If an Owner's death occurs before the Benefit Phase Start Date and the Beneficiary elects NOT to take the Contract death benefit as a lump sum, the following will apply:

IF:                                               THEN:

The Covered Person is the deceased Owner,         - We will pay the GLWB Rider Death Benefit instead of the
   the Beneficiary is the deceased Owner's          standard death benefit or any optional death benefit you
   surviving spouse, and the Beneficiary            elected if the GLWB Rider Death Benefit is greater.
   chooses NOT to continue the Contract:          - We will terminate the GLWB Rider on the Valuation Date
                                                    we receive due proof of death.

The Covered Person is the deceased Owner,         - We will apply the GLWB Rider Death Benefit instead of the
   the Beneficiary is the deceased Owner's          standard death benefit or any optional death benefit you
   surviving spouse, and the Beneficiary            elected if the GLWB Rider Death Benefit is greater.
   chooses to continue the Contract:              - We will terminate the GLWB Rider on the Valuation Date
                                                    we receive due proof of death.

The Covered Person is the deceased Owner          - We will pay the GLWB Rider Death Benefit instead of the
   and the Beneficiary is NOT the deceased          standard death benefit or any optional death benefit you
   Owner's surviving spouse:                        elected if the GLWB Rider Death Benefit is greater.
                                                  - We will terminate the GLWB Rider on the Valuation Date
                                                    we receive due proof of death.

The Covered Person is NOT the deceased            - We will NOT apply the GLWB Rider Death Benefit.
   Owner, the sole Beneficiary is the deceased    - We will NOT terminate the GLWB Rider--the Rider will
   Owner's surviving spouse, and the                continue unchanged.
   Beneficiary chooses to continue                - The surviving Owner may add or change any Beneficiary
   the Contract:                                    (spouse or non-spouse).
   NOTE:  THIS SITUATION CAN ONLY ARISE IF JOINT
   OWNERS ARE NAMED ON THE DATE OF ISSUE.

The Covered Person is NOT the deceased            - We will NOT pay the GLWB Rider Death Benefit.
   Owner, the sole Beneficiary is the             - We will terminate the GLWB Rider on the Valuation Date
   deceased Owner's surviving spouse,               we receive due proof of death.
   and the Beneficiary chooses not to
   continue the Contract:
   NOTE:  THIS SITUATION CAN ONLY ARISE IF JOINT
   OWNERS ARE NAMED ON THE DATE OF ISSUE.

2) GLWB PLUS FOR TWO

If an Owner's death occurs before the Benefit Phase Start Date and the Beneficiary elects to take the Contract death benefit as a lump sum under our current administrative procedures, the following will apply:

      - If the Covered Person is the deceased Owner and the Beneficiary is not the other Covered Person:

        1. We will pay the GLWB Rider Death Benefit instead of the standard death benefit or any optional death benefit you elected if the GLWB Rider Death Benefit is greater.

        2. We will terminate the GLWB Rider on the Valuation Date we receive due proof of death.

      NOTE:  THIS SITUATION CAN ARISE ONLY IF BOTH OF THE COVERED PERSONS HAVE
        DIED.

      - Otherwise, we will not pay the GLWB Rider Death Benefit and we will terminate the GLWB Rider on the Valuation Date we receive due proof of death.

If an Owner's death occurs before the Benefit Phase Start Date and the Beneficiary elects NOT to take the Contract death benefit as a lump sum, the following will apply:

IF:                                              THEN:

The Covered Person is the deceased Owner         - We will pay the GLWB Rider Death Benefit instead of the
   and the Beneficiary is not the other             standard death benefit or any optional death benefit you
   Covered Person:                                  elected if the GLWB Rider Death Benefit is greater.
   NOTE:  THIS SITUATION CAN ARISE ONLY IF BOTH  - We will terminate the GLWB Rider on the Valuation Date
   OF THE COVERED PERSONS HAVE DIED.                we receive due proof of death.

A Covered Person is the deceased Owner,          - We will NOT apply the GLWB Rider Death Benefit.
   the Beneficiary is the deceased Owner's       - We will NOT terminate the GLWB Rider--the Rider will
   surviving spouse (and the other Covered          continue unchanged.
   Person), and the Beneficiary chooses to       - If the Beneficiary (who is the surviving spouse) was not an
   continue the Contract:                           Owner of the Contract, the Beneficiary will become the
   NOTE:  THIS SITUATION CAN ARISE IF ONLY ONE      new Owner and new Annuitant. The new or surviving
   OF THE COVERED PERSONS HAS DIED.                 Owner may add or change any Beneficiary (spouse or
                                                    non-spouse).

A Covered Person is the deceased Owner,          - We will NOT pay the GLWB Rider Death Benefit.
   the Beneficiary is the deceased Owner's       - We will terminate the GLWB Rider on the Valuation Date
   surviving spouse (and the other Covered          we receive due proof of death.
   Person), and the Beneficiary chooses NOT
   to continue the Contract:

   NOTE:  THIS SITUATION CAN ARISE IF ONLY ONE
   OF THE COVERED PERSONS HAS DIED.

In the case of GLWB Plus For Two, the Rider will continue unchanged and we will not pay the GLWB Rider Death Benefit upon the death of a Covered Person who is not an Owner. In this case, the surviving Owner may add or change any Beneficiary (spouse or non-spouse).

We will pay or apply any GLWB Rider Death Benefit due upon the death of an Owner before the Benefit Phase Start Date in the same manner that we pay or apply the Contract death benefit when an Owner's death occurs before the Annuity Date and, in all circumstances, in accordance with Sections 72(s) or 401(a)(9) of the Code, as applicable. Please note that Contract continuation will not satisfy required minimum distribution rules for Qualified Contracts other than IRAs. Consult a tax adviser for more information.


GLWB RIDER DEATH BENEFIT ON OR AFTER THE BENEFIT PHASE START DATE

If a Covered Person (or the last surviving Covered Person, in the case of GLWB Plus For Two) dies on or after the Benefit Phase Start Date, we will continue to make the same recurring monthly Settlement

Payments that were being made prior to the Covered Person's death to the Beneficiary until the Guaranteed Withdrawal Balance is reduced to zero. If the Benefit Phase Start Date occurs before the Lifetime Income Date, then the last monthly Settlement Payment may be less than the Guaranteed Withdrawal Amount divided by twelve. If the Benefit Phase Start Date occurs on or after the Lifetime Income Date, then the last monthly Settlement Payment may be less than the Lifetime Income Amount divided by twelve.

We will pay or apply any GLWB Rider Death Benefit due upon the death of an Owner on or after the Benefit Phase Start Date in the same manner that we pay or apply the Contract death benefit when an Owner's death occurs on or after the Annuity Date and, in all circumstances, in accordance with Sections 72(s) or 401(a)(9) of the Code, as applicable. In some cases, the amount of each monthly Settlement Payment we make to the Beneficiary may be greater than the minimum distribution that might otherwise be required.

NOTE: In the event of divorce, there are cases where we will terminate the GLWB Rider on the Valuation Date that we receive due proof of divorce or the Valuation Date that we receive due proof of death of the first Owner to die. In some cases, the GLWB Rider Death Benefit will not be payable on the death of an Owner, as outlined above, after the date of divorce. See "DIVORCE" below.


ANNUITIZATION

On the Annuity Date, you must elect one of the following Options:

     Option 1:   Elect to surrender the Contract, and we will terminate the
                 GLWB Rider and pay you the Withdrawal Value (see "WITHDRAWALS
                 AND SURRENDERS DURING THE ACCUMULATION PERIOD" in the
                 Prospectus);

     Option 2:   Elect to receive annuity payments under your Contract, and we will terminate the GLWB Rider and apply your Withdrawal Value as of the Annuity Date to an Annuity Option (see "ANNUITY
                 PERIOD" in the Prospectus);

     Option 3:   If the Maximum Annuity Date has been reached, elect to apply your Withdrawal Value to the GLWB Rider annuitization option.
                 Under the GLWB Rider annuitization option, we will pay you monthly Settlement Payments equal to the Lifetime Income
                 Amount divided by twelve for the rest of the Covered Person's life (or the last surviving Covered Person's life in the case of GLWB Plus For Two), beginning on the Maximum Annuity Date.
                 We will reduce the Guaranteed Withdrawal Balance by the amount of each monthly Settlement Payment we make to you. If the Covered Person dies (or the last surviving Covered Person dies in the case of GLWB Plus For Two) and the Guaranteed
                 Withdrawal Balance has not been reduced to zero, monthly
                 Settlement Payments will continue to the Beneficiary until the Guaranteed Withdrawal Balance is reduced to zero. The last monthly Settlement Payment may be less than the Lifetime
                 Income Amount divided by twelve.

                 NOTE: Total monthly Settlement Payments received on and after the Maximum Annuity Date (by you or your Beneficiary) will not be less than the Guaranteed Withdrawal Balance on the Maximum Annuity Date, unless your Beneficiary chooses to commute any remaining monthly Settlement Payments on the death of the Covered Person (or the death of the last surviving Covered Person in the case of GLWB Plus For Two).
                 NOTE: You may receive as few as one monthly Settlement Payment if the Guaranteed Withdrawal Balance is equal to zero on the Maximum Annuity Date (or is reduced to zero after the first monthly Settlement Payment) and the Covered Person dies (or last surviving Covered Person dies in the case of GLWB Plus for Two) before the next monthly Settlement Payment.

                  NOTE:  Under Qualified Contracts, we may make higher monthly
                        Settlement Payments before the Guaranteed Withdrawal Balance is reduced to zero, if we determine that we must do so based on our calculations of your minimum required distribution. In this case, after the Guaranteed Withdrawal Balance is reduced to zero, we will make monthly Settlement Payments equal to the Lifetime Income Amount divided by twelve, provided that a Covered Person is still living at that time.

                        If you die, the Beneficiary may commute any remaining monthly Settlement Payments at an interest rate of 5%.

EXAMPLE:

If:  The Contract has reached the Maximum Annuity Date
     The Withdrawal Value on the Maximum Annuity Date = $2,000
     The Guaranteed Withdrawal Balance on the Maximum Annuity Date = $17,100 The Lifetime Income Amount = $6,000
     You elect Option 3 above, then

     We will pay you monthly Settlement Payments of $500 (= $6,000 / 12) for the rest of the Covered Person's life (or the last surviving Covered Person's life in the case of GLWB Plus For Two). We will reduce the Guaranteed Withdrawal Balance by $500 for each of these payments as we make them. If the Covered Person dies (or the last surviving Covered Person dies in the case of GLWB Plus for Two) and the Guaranteed Withdrawal Balance has not been reduced to zero, the monthly Settlement Payments of $500 will continue to your Beneficiary until the Guaranteed Withdrawal Balance is reduced to zero. In this example, the Guaranteed Withdrawal Balance will be reduced to $100 (= $17,100 - 34 x $500) after the 34th payment. If the Covered Person has died (or the last surviving Covered Person has died in the case of GLWB Plus For Two) before the 35th payment, the last monthly Settlement Payment (the 35th payment) will be equal to $100, otherwise we will continue to make monthly Settlement Payments of $500 until the Covered Person's death (or the last surviving Covered Person's death in the case of GLWB Plus For Two).

Please consult your financial adviser as to which option is most appropriate for you.

Note that you will only be eligible to elect Option 3 on the Maximum Annuity Date if:

     -  In the case of GLWB Plus For One:

        1. the Covered Person was the sole Owner on the Date of Issue and the Covered Person lives until the Maximum Annuity Date; OR

        2. both Owners live until the Maximum Annuity Date (in the case of a Non-Qualified Contract with joint Owners); OR

        3. a Non-Qualified Contract with joint Owners is continued if the Owner who is not a Covered Person dies, and the Covered Person then lives until the Maximum Annuity Date.

     -  In the case of GLWB Plus For Two:

        1.  both Covered Persons live until the Maximum Annuity Date; OR

        2. a Covered Person who is not an Owner dies and the surviving Covered Person lives until the Maximum Annuity Date; OR

        3. the Contract is continued after the death of an Owner and the surviving Covered Person then lives until the Maximum Annuity Date.

If the Contract reaches the Maximum Annuity Date, and you elect Option 3 above, and there is one living Covered Person at that time, the duration of monthly Settlement Payments on and after the Maximum

Annuity Date will be based on that Covered Person's life only, regardless of who is named as an Annuitant. If the Contract reaches the Maximum Annuity Date, and you elect Option 3 above, and there are two living Covered Persons at that time, the duration of monthly Settlement Payments on and after the Maximum Annuity Date will be based on both Covered Person's lives, regardless of who is named as an Annuitant.

We must receive written notification of your election of one of the above Options at least 15 days before the Annuity Date. If the Maximum Annuity Date has been reached and we have not received an election, you will be deemed to elect the Option (Option 2 or Option 3) that would result in the higher initial monthly payment on the Maximum Annuity Date. We will not deduct the GLWB Rider charge after the Annuity Date.


LOANS

The Loan privilege described in the Contract is not available if you elected the GLWB Rider.


DIVORCE

In the event of divorce, the former spouses must provide due proof of divorce to us at our Service Center. WE MAKE A LIMITED NUMBER OF EXCEPTIONS (IDENTIFIED BELOW) WITH RESPECT TO CHANGING AN OWNER AND/OR BENEFICIARY IN CONNECTION WITH DIVORCE. THE COVERED PERSON (OR BOTH COVERED PERSONS IN THE CASE OF GLWB PLUS FOR TWO) MAY LOSE GLWB RIDER BENEFITS IN THE EVENT OF DIVORCE.

1) If the date of divorce occurs prior to the Benefit Phase Start Date and the Annuity Date:

     - If due proof of divorce indicates that one of the following changes is to be made to an Owner and/or Beneficiary (effective as of the date of divorce), we will permit the change and the GLWB Rider will continue:

        1. If the Contract has joint Owners and both Owners are Covered Persons, we will permit one of the Owners to be removed from the Contract.

        2. If the Contract has joint Owners and only one of the Owners is a Covered Person, we will permit the Owner who is not a Covered Person to be removed from the Contract.

        3. If the Contract has a sole Owner, we will permit the Owner to be removed from the Contract if the sole Beneficiary who is also a Covered Person becomes the sole Owner of the Contract.

        4. If the Contract has a sole Beneficiary who is a Covered Person, we will permit the sole Beneficiary to be removed from the Contract.

        5. If the Contract has a sole Owner, and the Owner is the only Covered Person, we will permit the Owner to change or add any Beneficiary (spouse or non-spouse).

     After the change or removal of an Owner and/or Beneficiary, the remaining Owner (who will be the only Covered Person) may change or add any Beneficiary (spouse or non-spouse). Any amounts withdrawn from the Contract in connection with or following the divorce will be treated as Non-Excess Withdrawals or Excess Withdrawals as the case may be, pursuant to the above "Taking Withdrawals" provisions.

NOTE: In the case of GLWB Plus for Two, we will treat the removal of a Covered Person in the same manner as if Covered Person had been removed due to death.

      - If due proof of divorce indicates that there are to be no changes to an Owner and/or Beneficiary (effective as of the date of divorce):

        - If the date of death of the first former spouse to die occurs prior to the Benefit Phase Start Date, then either:

          - The GLWB Rider will continue if the deceased former spouse was not an Owner of the Contract. No GLWB Rider Death Benefit will be payable in connection with this death. The surviving Owner may then change or add any Beneficiary (spouse or non-spouse).

                                     OR:


          - We will terminate the GLWB Rider on the Valuation Date we receive due proof of death of the first former spouse to die, if the former spouse was an Owner of the Contract. If the first former spouse to die was the only Covered Person on the date of death, we will pay the GLWB Rider Death Benefit instead of the standard death benefit or any optional death benefit elected if the GLWB Rider Death Benefit is greater. Otherwise, no GLWB Rider Death Benefit will be payable in connection with this death.

        - If both former spouses are still living on the Benefit Phase Start Date, we will split the monthly Settlement Payments according to the instructions we receive as part of the due proof of divorce. Prior to our receipt of due proof of divorce, we will make monthly Settlement Payments in the manner prescribed by the Owner pursuant to the terms of the Rider.

        - If the Maximum Annuity Date has been reached, and both former spouses are still living on that date, and you elect the GLWB Rider annuitization option on that date, we will split the monthly Settlement Payments according to the instructions we receive as part of the due proof of divorce. Prior to our receipt of due proof of divorce, we will make monthly Settlement Payments in the manner prescribed by the Owner pursuant to the terms of the Rider.

      - If due proof of divorce indicates that an Owner and/or Annuitant and/or Beneficiary is to be changed, added, or removed (effective as of the date of divorce), and it is not specifically permitted above, the Rider will terminate on the earlier of the Valuation Date we receive due proof of divorce or the Valuation Date we receive due proof of death of the first Owner to die. The Contract will not be eligible to enter the Benefit Phase after the date of divorce and no GLWB Rider Death Benefit will be payable on the death of an Owner after the date of divorce. In this case, we will refund any GLWB Rider charges between the date of divorce and the date that the GLWB Rider is terminated.

2)    If the date of divorce occurs on or after the Benefit Phase Start Date:

      - We will split the monthly Settlement Payments according to the instructions we receive as part of the due proof of divorce. Prior to our receipt of due proof of divorce, we will make monthly Settlement Payments in the manner prescribed by the Owner pursuant to the terms of the Rider.

3) If the date of divorce occurs on or after the Maximum Annuity Date and you elected the GLWB Rider annuitization option on the Maximum Annuity
      Date:

      - We will split the monthly Settlement Payments according to the instructions we receive as part of the due proof of divorce. Prior to our receipt of due proof of divorce, we will make monthly Settlement Payments in the manner prescribed by the Owner pursuant to the terms of the Rider.


OTHER PROVISIONS

If you elected the GLWB Rider, all other provisions of your Contract and the Prospectus that do not conflict with the provisions of the GLWB Rider apply, such as "Transfers During the Accumulation Period" and "Withdrawals and Surrenders During the Accumulation Period" in the Prospectus.

TERMINATING THE GLWB RIDER

You may not terminate the GLWB Rider once it is in effect. However, we will terminate the GLWB Rider automatically upon the earliest of:

     - the Valuation Date that the Contract Value, the Guaranteed Withdrawal Balance, and the Lifetime Income Amount all equal zero (we will treat this as a surrender);

     -  the Annuity Date;

     -  the Benefit Phase Start Date;

     - the Valuation Date we receive due proof of an Owner's death, in certain circumstances (see "GLWB RIDER DEATH BENEFIT" above);

     - the Valuation Date we receive due proof of divorce or the Valuation Date we receive due proof of the death of the first Owner to die after divorce, in certain circumstances (see "DIVORCE" above); or

     -  termination or surrender of the Contract.

Once the GLWB Rider terminates, it cannot be reelected or reinstated. All charges for the GLWB Rider will cease upon termination.


MISSTATEMENT OF AGE

If any Owner or Covered Person's age has been misstated, we may change the Covered Person in the case of GLWB Plus for One. We will terminate the GLWB Rider if the Contract would not have been eligible to elect the GLWB Rider on the Date of Issue had the correct age been provided. We may also adjust the Lifetime Income Date, Guaranteed Withdrawal Balance, Guaranteed Withdrawal Amount, Lifetime Income Base, Lifetime Income Amount, Contract Value, the amount of previous charges for the GLWB Rider, GLWB Rider Death Benefits, and/or the amount of any Settlement Payments, as applicable, to the correct amount had the correct age been provided. If there is any underpayment of monthly Settlement Payments, we will pay the amount of the underpayment in one sum. We will deduct any overpayment of monthly Settlement Payments from the current or succeeding monthly Settlement Payment(s) due under the GLWB Rider. Interest not to exceed 3% compounded annually will be credited to any underpayment or charged to any overpayment of monthly Settlement Payments.


EXAMPLES

Please refer to Examples 1-3, below, for hypothetical examples that illustrate the benefits under the GLWB Rider.


FEDERAL TAX ISSUES

As with any distribution from the Contract, tax consequences may apply to GLWB Rider distributions. The application of certain tax rules, particularly those rules relating to distributions resulting from a GLWB Rider, are not entirely clear. In this regard, we intend to treat monthly Settlement Payments received by you under the GLWB Rider after the Contract enters into the Benefit Phase as annuity payments for tax purposes. (However, we intend to treat any portion of the first monthly Settlement Payment that is in excess of the Guaranteed Withdrawal Amount divided by twelve (if the Benefit Phase Start Date occurs before the Lifetime Income Date) or the Lifetime Income Amount divided by twelve (if the Benefit Phase Start Date occurs on or after the Lifetime Income
Date), as fully taxable to you. In addition, if the Benefit Phase Start Date occurs before the Lifetime Income Date and the Guaranteed Withdrawal Balance on the Benefit Phase Start Date is less than or equal to $2,000, we intend to treat this Settlement Payment as a surrender payment for tax purposes.) We intend to treat the payments made to you prior to the Benefit Phase as withdrawals for tax purposes. (See "FEDERAL TAX MATTERS--TAXATION OF ANNUITIES IN GENERAL" in the Prospectus)

The GLWB Rider provides benefits that differ from those traditionally offered under variable annuity contracts. If this Rider is in effect, the Covered Person(s) or his or her Beneficiary may be entitled to monthly Settlement Payments even if the Contract Value is zero. Such monthly Settlement Payments may be fully includible in income, if the investment in the Contract has been fully recovered.


LIFE EXPECTANCY DISTRIBUTIONS

You may request us in writing, in a form acceptable to us, to pay you withdrawals that we determine to be part of a series of substantially equal periodic payments over your "life expectancy" (or the joint life expectancies of both Covered Persons, if you elected GLWB Plus For Two). For purposes of the GLWB Rider, withdrawals under our Life Expectancy Distribution program are distributions within a calendar year that are intended to be paid to you as required or contemplated by Code Section 401(a)(9), Section 403(b)(10), Section 408(b)(3), or Section 408A(c), as the case may be (we sometimes refer to these as "Required Minimum Distributions").

You may take any Required Minimum Distributions related to this Contract from this Contract or from any other Contract you may own. Under our Life Expectancy Distribution program, we do not consider withdrawals under other Contracts you may own when calculating "life expectancy" distributions. In some cases there may be other acceptable methods of calculating the required distribution amount. You must accept our calculation of the minimum distribution amount in order to participate in our Life Expectancy Distribution program and to avoid potential Excess Withdrawal treatment. In some cases there may be other acceptable methods of calculating the required distribution amount.

We reserve the right to make any changes we deem necessary to comply with the Code and Treasury Regulations. We base our "life expectancy" calculations on our understanding and interpretation of the requirements under tax law applicable to required minimum distributions. You should discuss these matters with your tax adviser prior to electing GLWB Rider.

We will treat withdrawals under our Life Expectancy Distribution program as Non-Excess Withdrawals, if no other Gross Withdrawals are taken while the program is in effect. Any Gross Withdrawals that are taken that are not part of the program and any future Life Expectancy program withdrawals that are taken during that Contract Year may be considered Excess Withdrawals. (See "TAKING WITHDRAWALS" above.)

GLWB RIDER--EXAMPLE #1


THIS EXAMPLE ILLUSTRATES THE SETTING OF INITIAL AMOUNTS, THE IMPACT OF BONUSES AND STEP-UPS, THE IMPACT OF ADDITIONAL PURCHASE PAYMENTS, THE IMPACT OF NON-EXCESS AND EXCESS WITHDRAWALS, AND THE CALCULATION OF THE GLWB RIDER DEATH BENEFIT

The values shown below assume that:

      - a Contract is issued with an initial Purchase Payment of $100,000 and no premium taxes apply;

      - the Covered Person (or oldest Covered Person in the case of GLWB Plus For Two) is exact age 55 on the Date of Issue;

      - an Excess Withdrawal equal to the Contract Value is taken in the middle of the 17th Contract Year (the Contract is surrendered);

      - we do not exercise our right to increase the GLWB Rider charge on the effective date of any Step-Up of the Lifetime Income Base.

The values in the shaded lines below are middle of year values (after the impact of the each assumed transaction). All other values are beginning of the year.

                                  PURCHASE
                                   PAYMENT                HYPOTHETICAL  HYPOTHETICAL              LIFETIME  CONTRACT
                                    (NOT                    CONTRACT      CONTRACT    GUARANTEED   INCOME   VALUE ON  LIFETIME
        CONTRACT  AGE OF COVERED  INCLUDING     GROSS     VALUE BEFORE   VALUE AFTER  WITHDRAWAL    BASE     STEP-UP   INCOME
LINE      YEAR        PERSON        PPB)     WITHDRAWAL    TRANSACTION   TRANSACTION    BALANCE     BONUS     DATE      BASE
------  --------  --------------  ---------  -----------  ------------  ------------  ----------  --------  --------  ---------

(1)...      1                 55  $ 100,000                 $      0      $ 104,000    $100,000       N/A        N/A  $ 100,000
(2)...      2                 56                              95,000         95,000     100,000    $5,000        N/A    105,000
(3)...      3                 57                             110,000        110,000     100,000     5,000        N/A    110,000
(4)...      4                 58                             117,500        117,500     100,000     5,000   $117,500    117,500
(5)...      4     Transaction #1     25,000                  110,000        136,000     125,000       N/A        N/A    142,500
(6)...      5                 59                             130,000        130,000     125,000     6,250        N/A    148,750
(7)...      6                 60                             115,000        115,000     125,000     6,250        N/A    155,000
(8)...      7                 61                             110,000        110,000     125,000     6,250    110,000    161,250
(9)...      7     Transaction #2               $ 6,250       118,750        112,500     118,750       N/A        N/A    155,000
(10)..      8                 62                             115,000        115,000     118,750       N/A        N/A    155,000
(11)..      9                 63                             117,500        117,500     118,750       N/A        N/A    155,000
(12)..      9     Transaction #3                10,000       125,000        115,000     108,750       N/A        N/A    142,600
(13)..     10                 64                             125,000        125,000     108,750       N/A    125,000    142,600
(14)..     11                 65                             135,000        135,000     108,750       N/A    135,000    142,600
(15)..     12                 66                             150,000        150,000     108,750       N/A    150,000    150,000
(16)..     13                 67                             135,000        135,000     108,750       N/A    135,000    150,000
(17)..     13     Transaction #4                 7,500       122,500        115,000     101,250       N/A        N/A    150,000
(18)..     14                 68                             105,000        105,000     101,250       N/A    105,000    150,000
(19)..     15                 69                             110,000        110,000     101,250       N/A    110,000    150,000
(20)..     16                 70                              90,000         90,000     101,250       N/A     90,000    150,000
(21)..     16     Transaction #5                65,000        75,000         10,000      13,500       N/A        N/A     20,000
(22)..     17                 71                              10,500         10,500      13,500       N/A     10,500     20,000
(23)..     17     Transaction #6                11,000        11,000              0           0       N/A        N/A          0



         GUARANTEED  LIFETIME
         WITHDRAWAL   INCOME
LINE       AMOUNT     AMOUNT
------  -----------  --------

(1)...    $ 5,000        N/A
(2)...      5,000        N/A
(3)...      5,000        N/A
(4)...      5,000        N/A
(5)...      6,250        N/A
(6)...      6,250        N/A
(7)...      6,250        N/A
(8)...      6,250        N/A
(9)...      6,250        N/A
(10)..      6,250        N/A
(11)..      6,250        N/A
(12)..      5,750        N/A
(13)..      5,750        N/A
(14)..        N/A     $7,130
(15)..        N/A      7,500
(16)..        N/A      7,500
(17)..        N/A      7,500
(18)..        N/A      7,500
(19)..        N/A      7,500
(20)..        N/A      7,500
(21)..        N/A      1,000
(22)..        N/A      1,000
(23)..        N/A          0

SETTING OF INITIAL AMOUNTS

Line (1)       --On the Date of Issue, the Contract Value is equal to the initial Purchase Payment plus the
               PPB ($104,000 = $100,000 + $4,000). The initial Guaranteed Withdrawal Balance and
               Lifetime Income Base are set equal to the initial Purchase Payment (not including the corresponding PPB) (= $100,000). The Guaranteed Withdrawal Amount is set equal to the
               5% of the Guaranteed Withdrawal Balance (5% x $100,000 = $5,000). The Lifetime Income
               Amount is not calculated prior to the Lifetime Income Date.

DETERMINATION OF LIFETIME INCOME DATE

               The Lifetime Income Date is the Contract Anniversary on or after the Covered Person (or oldest Covered Person in the case of GLWB Plus for Two) reaches age 65, or the Date of
               Issue if the Covered Person (or oldest Covered Person in the case of GLWB Plus for Two) is age 65 or older on the Date of Issue.

Line (14)      In this example the Lifetime Income Date is the first day of the 11th Contract Year.

BONUSES & STEP-UPS

               The Bonus Period lasts until the earlier of the 10th Contract Anniversary or the Contract
               Anniversary immediately following the Contract Year in which the Covered Person (or older original Covered Person in the case of GLWB Plus for Two) reaches age 80. No Bonuses will be applied after a withdrawal is taken.

               The Step-Up Period begins on the Date of Issue and ends on the Contract Anniversary immediately following the Contract Year in which the Covered Person (or older original
               Covered Person in the case of GLWB Plus For Two) reaches age 90. During the Step-Up
               Period, Step-Up dates are scheduled for the 3rd, 6th, and 9th Contract Anniversary and every Contract Anniversary thereafter and the Lifetime Income Date.

Line (2)       Since no withdrawals have been taken and the Covered Person is within the Bonus Period, the Lifetime Income Base is increased for a Bonus. The Bonus is equal to 5% of total
               Purchase Payments (not including corresponding PPB's) (= 5% x $100,000 = $5,000). The new Lifetime Income Base after the Bonus is equal to $105,000 (= $100,000 + $5,000). The
               Guaranteed Withdrawal Amount does not change after a Bonus is applied.

Line (4)       The 3rd Contract Anniversary is a Step-Up Date and the Contract Value ($117,500) exceeds the Lifetime Income Base after the Bonus is applied ($115,000), so the Lifetime Income Base is Stepped-Up to the Contract Value. Note that the Bonus is applied before we determine if a Step-Up applies.

Line (8)       The Contract Value ($110,000) is lower than the Lifetime Income Base after the Bonus is applied ($155,000 + $6,250 = $161,250) so the Lifetime Income Base is not Stepped-Up.

Line (15)      The Contract Value ($150,000) is higher than the Lifetime Income Base ($142,600) so the
               Lifetime Income Base is Stepped-Up to equal the Contract Value. The Lifetime Income
               Amount is increased to equal 5% of the new Lifetime Income Base (= 5% x $150,000 = $7,500).

TRANSACTION #1--IMPACT OF AN ADDITIONAL PURCHASE PAYMENT

Line (5)       --We increase the Guaranteed Withdrawal Balance and Lifetime Income Base by the
               amount of an additional Purchase Payment (not including the corresponding PPB) when we receive it. The Guaranteed Withdrawal Balance after the additional Purchase Payment is equal to $125,000 (= $100,000 + $25,000). The Lifetime Income Base after the additional
               Purchase Payment equals $142,500 (= $117,500 + $25,000).


               --The Guaranteed Withdrawal Amount is recalculated to equal the greater of (a) the
               Guaranteed Withdrawal Amount immediately before the Purchase Payment; or (b) 5% of the Guaranteed Withdrawal Balance immediately after the Purchase Payment. This is equal to $6,250 which is the greater of (a) = $5,000 or (b) = 5% x $125,000 = $6,250.

TRANSACTION #2--IMPACT OF A NON-EXCESS WITHDRAWAL TAKEN PRIOR TO THE LIFETIME INCOME DATE

               Prior to the Lifetime Income Date, the Guaranteed Withdrawal Amount is used for the purpose of determining whether a Gross Withdrawal is a Non-Excess Withdrawal or Excess
               Withdrawal.

Line (9)       A Gross Withdrawal of $6,250 is taken in the middle of the 7th Contract Year. Since the
               Gross Withdrawal does not cause total Gross Withdrawals taken during the Contract Year to exceed the Guaranteed Withdrawal Amount ($6,250), the Gross Withdrawal is classified as a Non-Excess Withdrawal. According to the terms of the GLWB Rider, amounts are adjusted for a Non-Excess Withdrawal taken prior to the Lifetime Income Date, as follows:

               --The new Guaranteed Withdrawal Balance equals the Guaranteed Withdrawal Balance prior to the withdrawal minus the amount of the withdrawal ($118,750 = $125,000 - $6,250)

               --The new Lifetime Income Base is equal to the greater of (a) the Lifetime Income Base immediately prior to the withdrawal minus the amount of the withdrawal or (b) the Lifetime
               Income Base immediately prior to the withdrawal multiplied by the Proportional Reduction
               Factor*. This is equal to $155,000 which is the greater of (a) = $161,250 - $6,250 = $155,000 or (b) = $161,250 x ($112,500 / $118,750) = $152,763

               --There is no change to the Guaranteed Withdrawal Amount.

               * The Proportional Reduction Factor is equal to the Contract Value after the withdrawal divided by the Contract Value immediately prior to the withdrawal (= $112,500 / $118,750).

Line (9)       No future Bonuses will be applied to the Lifetime Income Base after this withdrawal.

TRANSACTION #3--IMPACT OF AN EXCESS WITHDRAWAL TAKEN PRIOR TO THE LIFETIME INCOME DATE

Line (12)      A Gross Withdrawal of $10,000 is taken in the middle of the 9th Contract Year. Since the
               Gross Withdrawal exceeds the Guaranteed Withdrawal Amount ($6,250), the Gross
               Withdrawal is classified as an Excess Withdrawal. According to the terms of the GLWB
               Rider, amounts are adjusted for an Excess Withdrawal taken prior to the Lifetime Income
               Date, as follows:

               --The new Guaranteed Withdrawal Balance is equal to the lesser of (a) the Guaranteed
               Withdrawal Balance immediately prior to the withdrawal minus the amount of the withdrawal or (b) the Guaranteed Withdrawal Balance immediately prior to the withdrawal multiplied by the Proportional Reduction Factor*. This is equal to $108,750 which is the lesser of
               (a) = $118,750 - $10,000 = $108,750 or (b) = $118,750 x ($115,000 / $125,000) = $109,250

               --The new Lifetime Income Base is equal to the Lifetime Income Base immediately prior to the withdrawal multiplied by the Proportional Reduction Factor ($155,000 x
               ($115,000 / $125,000) = $142,600). Note that the Lifetime Income Base decreases by more than the amount of the withdrawal

               --The new Guaranteed Withdrawal Amount is equal to the Guaranteed Withdrawal
               Amount immediately prior to the withdrawal multiplied by the Proportional Reduction
               Factor ($6,250 x ($115,000 / $125,000) = $5,750).

               * The Proportional Reduction Factor is equal to the Contract Value after the withdrawal divided by the Contract Value immediately prior to the withdrawal (= $115,000 / $125,000).


TRANSACTION #4--IMPACT OF A NON-EXCESS WITHDRAWAL TAKEN ON OR AFTER THE LIFETIME INCOME DATE

               On and after the Lifetime Income Date, the Lifetime Income Amount is used for the purpose of determining whether a Gross Withdrawal is a Non-Excess Withdrawal or Excess
               Withdrawal.

Line (17)      A Gross Withdrawal of $7,500 is taken in the middle of the 13th Contract Year. Since the
               Gross Withdrawal does not cause total Gross Withdrawals taken during the Contract Year to exceed the Lifetime Income Amount ($7,500), the Gross Withdrawal is classified as a
               Non-Excess Withdrawal. According to the terms of the GLWB Rider, amounts are adjusted for a Non-Excess Withdrawal taken on or after the Lifetime Income Date, as follows:

               --The new Guaranteed Withdrawal Balance equals the Guaranteed Withdrawal Balance prior to the withdrawal minus the amount of the withdrawal ($101,250 = $108,750 - $7,500)

               --There is no change to the Lifetime Income Base

               --There is no change to the Lifetime Income Amount.

TRANSACTION #5--IMPACT OF AN EXCESS WITHDRAWAL TAKEN ON OR AFTER THE LIFETIME INCOME DATE

Line (21)      A Gross Withdrawal of $65,000 is taken in the middle of the 16th Contract Year. Since the
               Gross Withdrawal exceeds the Lifetime Income Amount ($7,500), the Gross Withdrawal is
               classified as an Excess Withdrawal. According to the terms of the GLWB Rider, amounts are adjusted for an Excess Withdrawal taken on or after the Lifetime Income Date, as follows:

               --The new Guaranteed Withdrawal Balance is equal to the lesser of (a) the Guaranteed
               Withdrawal Balance immediately prior to the withdrawal minus the amount of the withdrawal or (b) the Guaranteed Withdrawal Balance immediately prior to the withdrawal multiplied by the Proportional Reduction Factor*. This is equal to to $13,500 which is the lesser of (a) = $101,250 - $65,000 = $36,250 or (b) = $101,250 x ($10,000 / $75,000) = $13,500.
               Note that the Guaranteed Withdrawal Balance decreases by more than the amount of the withdrawal

               --The new Lifetime Income Base is equal to the Lifetime Income Base immediately prior to the withdrawal multiplied by the Proportional Reduction Factor ($150,000 x
               ($10,000 / $75,000) = $20,000). Note that Lifetime Income Base decreases by more than the amount of the withdrawal

               --The new Lifetime Income Amount is equal to 5% of the new Lifetime Income Base
               (5% x $20,000 = $1,000).

               * The Proportional Reduction Factor is equal to the Contract Value after the withdrawal divided by the Contract Value immediately prior to the withdrawal (= $10,000 / $75,000).

TRANSACTION #6--IMPACT OF AN EXCESS WITHDRAWAL EQUAL TO THE CONTRACT VALUE TAKEN ON OR AFTER THE LIFETIME
INCOME DATE

               The Contract does not enter the Benefit Phase after this transaction because the Contract
               Value is reduced to zero due to an Excess Withdrawal. The Contract is surrendered and the
               GLWB Rider is terminated because the Contract Value, the Guaranteed Withdrawal
               Balance, and the Lifetime Income Amount all equal zero.


Line (23)    A Gross Withdrawal of $11,000 is taken in the middle of the 17th Contract Year. Since the
             Gross Withdrawal exceeds the Lifetime Income Amount ($1,000), the Gross Withdrawal is
             classified as an Excess Withdrawal. According to the terms of the GLWB Rider, amounts are adjusted for an Excess Withdrawal taken on or after the Lifetime Income Date, as follows:

             --The new Guaranteed Withdrawal Balance is equal to the lesser of (a) the Guaranteed
             Withdrawal Balance immediately prior to the withdrawal minus the amount of the withdrawal or (b) the Guaranteed Withdrawal Balance immediately prior to the withdrawal multiplied by the Proportional Reduction Factor*. This is equal to to $0 which is the lesser of (a) = $13,500 - $11,000 = $2,500 or (b) = $13,500 x ($0 / $11,000) = $0

             --The new Lifetime Income Base is equal to the Lifetime Income Base immediately prior to the withdrawal multiplied by the Proportional Reduction Factor. This is equal to
             $0 (= $20,000 x ($0 / $11,000))

             --The new Lifetime Income Amount is equal to 5% of the new Lifetime Income Base
             (5% x $0 = $0).

             * The Proportional Reduction Factor is equal to the Contract Value after the withdrawal divided by the Contract Value immediately prior to the withdrawal (= $0 / $11,000).

GLWB RIDER DEATH BENEFIT

             The GLWB Rider Death Benefit may be payable on an Owner's death in certain situations identified in the GLWB Rider. If the GLWB Rider Death Benefit is payable, we will pay (or apply) the GLWB Rider Death Benefit instead of the standard death benefit or any optional death benefit elected, if the GLWB Rider Death Benefit is greater.

             The GLWB Rider Death Benefit is equal to the greater of (a) or (b), less any premium taxes, where:

             (a) = the Contract Value on the Valuation Date we receive due proof of death; and

             (b) = the Guaranteed Withdrawal Balance on the Valuation Date we receive due proof of death

Line (14)    If we were to receive due proof of death of an Owner's death on the 10th Contract
             Anniversary AND the GLWB Rider Death Benefit is payable on such Owner's death in a situation identified in the GLWB Rider:

             --The GLWB Rider Death Benefit would be equal to $135,000 which is the greater of (a) the
             Contract Value ($135,000) or (b) the Guaranteed Withdrawal Balance ($108,750)

Line (20)    If we were to receive due proof of death of an Owner's death on the 15th Contract
             Anniversary AND the GLWB Rider Death Benefit is payable on such Owner's death in a situation identified in the GLWB Rider:

             --The GLWB Rider Death Benefit would be equal to $101,250 which is the greater of (a) the
             Contract Value ($90,000) or (b) the Guaranteed Withdrawal Balance ($101,250).


GLWB RIDER--EXAMPLE #2

THIS EXAMPLE ILLUSTRATES A SITUATION WHERE THE BENEFIT PHASE START DATE OCCURS PRIOR TO THE LIFETIME INCOME DATE

The values shown below assume that:

      - a Contract is issued with an initial Purchase Payment of $150,000 and no premium taxes apply

      - the Covered Person (or oldest Covered Person in the case of GLWB Plus For Two) is exact age 55 on the Date of Issue

      - the Covered Person (or both surviving Covered Persons in the case of GLWB Plus For Two) lives until the Benefit Period Start Date

      - Non-Excess Withdrawals equal to the Guaranteed Withdrawal Amount are taken in the middle of each Contract Year.

                                                                                  PURCHASE
                                                                                   PAYMENT
                                                  AGE OF                            (NOT
        CONTRACT                                  COVERED                         INCLUDING
LINE      YEAR                                    PERSON                            PPB)
------  ---------------------------------------  -------------------------------  -----------------------------------

(1)...      l                                       55                            $ 150,000
(2)...      2                                       56
(3)...      3                                       57
(4)...      4                                       58
(6)...      5                                       59
(7)...      6                                       60
(8)...      7                                       61
(10)..      8                                       62
(11)..      9
(12)..  Benefit Period Start Date
(13)..  Benefit Period Start Date + 1 Month
(14)..  Benefit Period Start Date + 2 Months
(15)..  etc


                                                                          LIFETIME
        HYPOTHETICAL                     GUARANTEED                        INCOME
          CONTRACT                       WITHDRAWAL                         BASE
LINE        VALUE                          BALANCE                          BONUS
------  -------------------------------  ------------------------------  -----------------------------

(1)...   $ 156,000                        $ 150,000                          N/A
(2)...     127,000                          142,500                          N/A
(3)...     111,000                          135,000                          N/A
(4)...      95,000                          127,500                          N/A
(6)...      67,000                          120,000                          N/A
(7)...      30,000                          112,500                          N/A
(8)...      18,000                          105,000                          N/A
(10)..      11,000                           97,500                          N/A
(11)..       3,000                           90,000                          N/A
(12)..
(13)..
(14)..
(15)..


        CONTRACT
        VALUE ON                         LIFETIME                             GUARANTEED
         STEP-UP                          INCOME                              WITHDRAWAL
LINE      DATE                             BASE                                 AMOUNT
------  ------------------------------  -----------------------------------  ------------------------------------

(1)...       N/A                        $ 150,000                               $7,500
(2)...       N/A                          142,500                                7,500
(3)...       N/A                          135,000                                7,500
(4)...  $ 95,000                          127,500                                7,500
(6)...       N/A                          120,000                                7,500
(7)...       N/A                          112,500                                7,500
(8)...    18,000                          105,000                                7,500
(10)..       N/A                           97,500                                7,500
(11)..       N/A                              N/A                                  N/A
(12)..
(13)..
(14)..
(15)..

        HYPOTHETICAL
          CONTRACT
            VALUE                                                                    MONTHLY    GUARANTEED
           BEFORE                                 GROSS                            SETTLEMENT   WITHDRAWAL
LINE     WITHDRAWAL                            WITHDRAWAL                            PAYMENT      BALANCE
------  ------------------------------------  -----------------------------------  ----------  -----------

(1)...    $ 141,500                             $ 7,500                                  N/A
(2)...      119,000                               7,500                                  N/A
(3)...      103,000                               7,500                                  N/A
(4)...       81,000                               7,500                                  N/A
(6)...       48,500                               7,500                                  N/A
(7)...       24,000                               7,500                                  N/A
(8)...       14,500                               7,500                                  N/A
(10)..       10,000                               7,500                                  N/A
(11)..        2,300                               2,300                                  N/A     $ 87,700
(12)..                                                                               $ 5,825       81,875
(13)..                                                                                   625       81,250
(14)..                                                                                   625       80,625
(15)..

SETTING OF INITIAL AMOUNTS

Line (1)     --On the Date of Issue, the Contract Value is equal to the initial Purchase Payment plus the
             PPB ($156,000 = $150,000 + $6,000). The initial Guaranteed Withdrawal Balance and
             Lifetime Income Base are set equal to the initial Purchase Payment (not including the corresponding PPB) (= $150,000). The Guaranteed Withdrawal Amount is set equal to the
             5% of the Guaranteed Withdrawal Balance (5% x $150,000 = $7,500). The Lifetime Income
             Amount is not calculated prior to the Lifetime Income Date so it is not shown above.

             --In this example, the Lifetime Income Date would be the first day of the 11th Contract
             Year (the Contract Anniversary on or after the Covered Person (or oldest Covered Person in the case of GLWB Plus for Two) reaches age 65)

BONUSES & STEP-UPS

Line (2)     No Bonuses are applied to the Lifetime Income Base in this example because a withdrawal is taken in the 1st Contract Year (no future Bonuses are applied to the Lifetime Income Base after a withdrawal).

Line (4)     The Contract Value on the 3rd Contract Anniversary (a scheduled Step-Up Date that is within the Step-Up Period) is less than the Lifetime Income Base so the Lifetime Income
             Base is not Stepped-Up.

BENEFIT PHASE START DATE

Line (11)    --A Gross Withdrawal of $2,300 is taken in the middle of the 9th Contract Year reducing the Contract Value to zero. This withdrawal is a Non-Excess Withdrawal because it does not cause total Gross Withdrawals taken during the Contract Year to exceed the Guaranteed
             Withdrawal Amount ($7,500). The Guaranteed Withdrawal Balance is reduced by the amount of the Gross Withdrawal ($90,000 - $2,300 = $87,700).

             --The Contract enters the Benefit Phase because the Contract Value has been reduced to zero due to a Non-Excess Withdrawal and the remaining Guaranteed Withdrawal Balance is greater than zero. The date that the Contract enters the Benefit Phase is called the Benefit
             Phase Start Date. The GLWB Rider is terminated on the Benefit Phase Start Date; the remaining Guaranteed Withdrawal Balance and Guaranteed Withdrawal Amount are stored for use in the Benefit Phase. All other GLWB Rider amounts cease to exist on the Benefit
             Phase Start Date because the GLWB Rider is terminated.

Line (12)    --The remaining Guaranteed Withdrawal Balance immediately following the final Gross
             Withdrawal is greater than $2,000. Therefore, the first monthly Settlement Payment is equal
             $5,825 which is the lesser of (a) the Guaranteed Withdrawal Amount minus total Gross
             Withdrawals taken during the current Contract Year plus the Guaranteed Withdrawal
             Amount divided by twelve, ($7,500 - $2,300 + $7,500 / 12 = $5,825) or (b) the remaining
             Guaranteed Withdrawal Balance ($87,700). The remaining Guaranteed Withdrawal Balance after the first monthly Settlement Payment is equal to remaining Guaranteed Withdrawal
             Balance after the final Gross Withdrawal minus the amount of the first monthly Settlement
             Payment ($81,875 = $87,700 - $5,825).

             --Note that the total amount received on the Benefit Phase Start Date ($8,125) is equal to the amount of the final Gross Withdrawal ($2,300) plus the first monthly Settlement
             Payment ($5,825).

Line (15)    Monthly Settlement Payments will continue until the Guaranteed Withdrawal Balance is reduced to zero. If the Covered Person dies before the Guaranteed Withdrawal Balance is reduced to zero, monthly Settlement Payments will continue to the Beneficiary until the
             Guaranteed Withdrawal Balance is reduced to zero.


GLWB RIDER--EXAMPLE #3

THIS EXAMPLE ILLUSTRATES A SITUATION WHERE THE BENEFIT PHASE START DATE OCCURS AFTER THE LIFETIME INCOME DATE

The values shown below assume that:

      - a Contract is issued with an initial Purchase Payment of $120,000 and no premium taxes apply;

      - the Covered Person (or oldest Covered Person in the case of GLWB Plus For Two) is exact age 68 on the Date of Issue;

      - the Covered Person (or both surviving Covered Persons in the case of GLWB Plus For Two) lives until the Benefit Period Start Date;

      - Non-Excess Withdrawals equal to the Lifetime Income Amount are taken in the middle of each Contract Year.


                                                                                   PURCHASE
                                                                                    PAYMENT
                                                  AGE OF                             (NOT
         CONTRACT                                 COVERED                          INCLUDING
LINE       YEAR                                   PERSON                             PPB)
------  ---------------------------------------  -------------------------------  ------------------------------------

(1)...      1                                       68                            $  120,000
(2)...      2                                       69
(3)...      3                                       70
(4)...      4                                       71
(6)...      5                                       72
(7)...      6                                       73
(8)...      7                                       74
(10)..      8                                       75
(11)..      9
(12)..  Benefit Period Start Date
(13)..  Benefit Period Start Date + 1 Month
(14)..  Benefit Period Start Date + 2 Months
(15)..  etc



                                                                               LIFETIME
        HYPOTHETICAL                          GUARANTEED                        INCOME
          CONTRACT                            WITHDRAWAL                         BASE
LINE        VALUE                               BALANCE                          BONUS
------  -----------------------------------  --------------------------------  ------------------------------

(1)...   $ 124,800                            $ 120,000                           N/A
(2)...     122,000                              113,760                           N/A
(3)...     111,000                              107,520                           N/A
(4)...      95,000                              101,280                           N/A
(6)...      67,000                               95,040                           N/A
(7)...      30,000                               88,800                           N/A
(8)...      18,000                               82,560                           N/A
(10)..      11,000                               76,320                           N/A
(11)..       4,000                               70,080                           N/A
(12)..
(13)..
(14)..
(15)..



         CONTRACT
         VALUE ON                        LIFETIME                          LIFETIME
          STEP UP                         INCOME                            INCOME
LINE       DATE                            BASE                             AMOUNT
------  ------------------------------  --------------------------------  ----------------------------------

(1)...  $ 124,800                       $ 124,800                          $ 6,240
(2)...        N/A                         124,800                            6,240
(3)...        N/A                         124,800                            6,240
(4)...     95,000                         124,800                            6,240
(6)...        N/A                         124,800                            6,240
(7)...        N/A                         124,800                            6,240
(8)...     18,000                         124,800                            6,240
(10)..        N/A                         124,800                            6,240
(11)..        N/A                             N/A                              N/A
(12)..
(13)..
(14)..
(15)..

                                                                                                GUARANTEED
         HYPOTHETICAL                                                                           WITHDRAWAL
           CONTRACT                                                                               BALANCE
             VALUE                                                                   MONTHLY    GUARANTEED
            BEFORE                               GROSS                             SETTLEMENT   WITHDRAWAL
LINE      WITHDRAWAL                          WITHDRAWAL                             PAYMENT      BALANCE
------  ------------------------------------  -----------------------------------  ----------  -----------

(1)...    $ 123,400                             $ 6,240                                N/A
(2)...      116,500                               6,240                                N/A
(3)...      103,000                               6,240                                N/A
(4)...       81,000                               6,240                                N/A
(6)...       48,500                               6,240                                N/A
(7)...       24,000                               6,240                                N/A
(8)...       14,500                               6,240                                N/A
(10)..       10,000                               6,240                                N/A
(11)..        3,800                               3,800                                N/A       $ 66,280
(12)..                                              N/A                                N/A
(13)..                                                                                 520         62,800
(14)..                                                                                 520         62,280
(15)..

SETTING OF INITIAL AMOUNTS

Line (1)     --On the Date of Issue, the Contract Value is equal to the initial Purchase Payment plus the
             PPB ($124,800 = $120,000 + $4,800). The initial Guaranteed Withdrawal Balance and
             Lifetime Income Base are set equal to the initial Purchase Payment (not including the corresponding PPB) of $120,000. In this example, the Lifetime Income Date is equal to the
             Date of Issue as the Covered Person (or oldest Covered Person in the case of GLWB Plus for Two) is older than age 65 on the Date of Issue. Because the Lifetime Income Date is a
             Step-Up Date and the Covered Person is within the Step-Up Period, the Contract Value is compared to the Lifetime Income Base to see if a Step-Up applies. The Contract Value
             ($124,800) is larger than the initial Lifetime Income Base ($120,000), so the Lifetime Income
             Base is Stepped-Up to the Contract Value ($124,800). The Lifetime Income Amount is set
             equal to the 5% of the Lifetime Income Base (5% x $124,800 = $6,240). The Guaranteed
             Withdrawal Amount is not calculated on or after the Lifetime Income Date so it is not shown above.

BONUSES & STEP-UPS

Line (2)     No Bonuses are applied to the Lifetime Income Base in this example because a withdrawal is taken in the 1st Contract Year (no future Bonuses are applied to the Lifetime Income Base after a withdrawal).

Line (4)     The Contract Value on the 3rd Contract Anniversary (a scheduled Step-Up Date that is within the Step-Up Period) is less than the Lifetime Income Base so the Lifetime Income
             Base is not Stepped-Up.

BENEFIT PHASE START DATE

Line (11)    --A Gross Withdrawal of $3,800 is taken in the middle of the 9th Contract Year reducing the Contract Value to zero. This withdrawal is a Non-Excess Withdrawal because it does not cause total Gross Withdrawals taken during the Contract Year to exceed the Lifetime
             Income Amount ($6,240). The Guaranteed Withdrawal Balance is reduced by the amount of the Gross Withdrawal ($70,080 - $3,800 = $66,280).

             --Contract enters the Benefit Phase because the Contract Value has been reduced to zero due to a Non-Excess Withdrawal and the Lifetime Income Amount is greater than zero. The date that the Contract enters the Benefit Phase is called the Benefit Phase Start Date. The
             GLWB Rider is terminated on the Benefit Phase Start Date; the remaining Guaranteed
             Withdrawal Balance and Lifetime Income Amount are stored for use in the Benefit Phase.
             All other GLWB Rider amounts cease to exist on the Benefit Phase Start Date because the
             GLWB Rider is terminated.

Line (12)    --first monthly Settlement Payment is equal to the Lifetime Income Amount minus total
             Gross Withdrawals taken during the current Contract Year plus the Lifetime Income
             Amount divided by twelve. This is equal to $2,960 (= $6,240 - $3,800 + $6,240 / 12). The remaining Guaranteed Withdrawal Balance after the first monthly Settlement Payment is equal to remaining Guaranteed Withdrawal Balance after the final Gross Withdrawal minus the amount of the first monthly Settlement Payment ($63,320 = $66,280 - $2,960).

             --Note that the total amount received on the Benefit Phase Start Date ($6,760) is equal to the amount of the final Gross Withdrawal ($3,800) plus the first monthly Settlement
             Payment ($2,960).

Line (15)    Monthly Settlement Payments will continue until the Covered Person dies (or the last surviving Covered Person dies in the case of GLWB Plus for Two). If the Covered Person dies before the Guaranteed Withdrawal Balance is reduced to zero, monthly Settlement Payments will continue to the Beneficiary until the Guaranteed Withdrawal Balance is reduced to zero.


                       STATEMENT OF ADDITIONAL INFORMATION

                                   MAY 1, 2015

         FLEXIBLE PREMIUM FIXED AND VARIABLE DEFERRED ANNUITY CONTRACTS

                                    ISSUED BY
                 COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
                               IN CONNECTION WITH
                     COMMONWEALTH ANNUITY SEPARATE ACCOUNT A

HOME OFFICE:                                SERVICE CENTER MAILING ADDRESS:
132 Turnpike Road, Suite 210                P.O. Box 758550
Southborough, MA 01772                      Topeka, Kansas 66675-8550
1-866-297-7531                              1-800-457-8803


         This Statement of Additional Information is not a prospectus. This Statement of Additional Information should be read in conjunction with the Prospectus of the Separate Account dated May 1, 2015. The Prospectus may be obtained from Commonwealth Annuity and Life Insurance Company by writing or calling the Service Center address or telephone number listed above.


                                TABLE OF CONTENTS

                                                                                                  PAGE
                                                                                                  ----
GENERAL INFORMATION AND HISTORY                                                                     2
SERVICES TO THE SEPARATE ACCOUNT                                                                    2
STATE PREMIUM TAX CHART                                                                             3
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM                                                       3
EXPERTS                                                                                             3
FINANCIAL STATEMENTS                                                                                3
FINANCIAL STATEMENTS OF COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY AND SEPARATE ACCOUNT A     F-1

                         GENERAL INFORMATION AND HISTORY


The principal office (the "Principal Office") of Commonwealth Annuity and Life Insurance Company (the "Company") is located at 132 Turnpike Road, Suite 210, Southborough, MA 01772, Telephone 508-460-2400. The Company is a life insurance company originally organized under the laws of Delaware in July 1974, and re-domiciled to Massachusetts effective December 31, 2002. Originally known as American Variable Annuity Life Assurance Company, the Company changed its name to SMA Life Assurance Company in 1982, and then changed its name to Allmerica Financial Life Insurance and Annuity Company in 1995. Effective September 1, 2006 the Company adopted its present name.

Prior to December 30, 2005, the Company was an indirect wholly owned subsidiary of The Hanover Insurance Group ("THG," formerly Allmerica Financial Corporation). On that date, THG completed the closing of the sale of the Company to The Goldman Sachs Group, Inc. ("Goldman Sachs"). Effective April 30, 2013, Goldman Sachs completed the transfer of the common stock of the Company to Global Atlantic (Fin) Company, a subsidiary of Global Atlantic Financial Life Limited, which in turn is a wholly-owned subsidiary of Global Atlantic Financial Group Limited ("Global Atlantic"). Effective January 2, 2014, Forethought Services LLC acquired ownership of 79% of the shares of the Company. Forethought Services LLC is a wholly-owned subsidiary of Forethought Financial Group, Inc., which in turn is a wholly-owned subsidiary of Global Atlantic (Fin) Company. The registered office of Global Atlantic is located at Appleby Services (Bermuda) Ltd., Canon's Court, 22 Victoria Street, Hamilton HM 12 Bermuda.

Currently, Goldman Sachs owns approximately 22% of the outstanding ordinary shares of Global Atlantic, Goldman Sachs and Global Atlantic employees own approximately 4.5% of the outstanding ordinary shares, and unaffiliated investors, none of whom own more than 9.9%, own the remaining 73.5% of the outstanding ordinary shares.


The Company is subject to the laws of the Commonwealth of Massachusetts governing insurance companies and to regulation by the Commissioner of Insurance of Massachusetts. In addition, the Company is subject to the insurance laws and regulations of other states and jurisdictions in which it is licensed to operate. In connection with the acquisition of the Company, Global Atlantic has provided certain written assurances to the Commissioner of the Massachusetts Division of Insurance (the "Commissioner"). More specifically, Global Atlantic agreed to make capital contributions to the Company, subject to a maximum of $250 million, if necessary to ensure that the Company maintains a risk-based capital ratio of at least 100%, pursuant to Massachusetts Insurance Law. Such assurances have been provided solely to the Commissioner by Global Atlantic, and terminate the sooner of 2018 or at such time as Goldman Sachs owns less than 10% of the outstanding voting securities of Global Atlantic. These assurances are not evidence of indebtedness or an obligation or liability of Global Atlantic, and do not provide Contract Owners with any specific rights or recourse against Global Atlantic. These assurances replaced substantially similar assurances that had been provided by Goldman Sachs.

                        SERVICES TO THE SEPARATE ACCOUNT

Commonwealth Annuity and Life Insurance Company ("Commonwealth Annuity") maintains the books and records of Commonwealth Annuity Separate Account A (the "Separate Account"). Commonwealth Annuity holds the assets of the Separate Account. The assets are kept segregated and held separate and apart from the general funds of Commonwealth Annuity. Commonwealth Annuity maintains records of all purchases and redemptions of shares of each Fund by each of the Subaccounts. All expenses incurred in the operations of the Separate Account, except the Contract fees and charges described in the Prospectus, are borne by Commonwealth Annuity.

SERVICE PROVIDERS

CUSTODIAN OF SECURITIES. The Company serves as custodian of the assets of the Variable Account. Underlying Fund shares owned by the Sub-Accounts are held on an open account basis. A Sub-Account's ownership of Underlying Fund shares is reflected on the records of the Underlying Fund and is not represented by any transferable stock certificates.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. PricewaterhouseCoopers LLP is the Company's Independent Registered Public Accounting Firm. PricewaterhouseCoopers LLP is located at 125 High Street, Boston, MA 02110.

MAIL ROOM AND ADMINISTRATIVE SERVICES. The Company has retained se2, :LLC, an affiliate of Security Distributors, Inc., to provide systems, administrative, accounting, mailroom and lockbox services and other services to the Company. The principal administrative offices of se2, LLC are located at One Security Benefit Place, Topeka, Kansas, 66636.

COMMISSIONS TO UNDERWRITER - The aggregate amounts of commissions paid to Epoch Securities, Inc. for sales of all contracts funded by Commonwealth Annuity Separate Account A for the years 2014, 2013 and 2012 were $1,032,738.32, $1,381,162.16 and $2,116,915.73. No commissions were retained by Epoch for sales of all contracts funded by Separate Account A (including contracts not described in the Prospectus) for the years 2012,2013 and 2014.


                             STATE PREMIUM TAX CHART

                                                                      NON-
                                               QUALIFIED           QUALIFIED
           STATE                                 PLANS               PLANS
           ------                          -----------------   -----------------
           California                            0.50%*              2.35%*
           Maine                                 0.00%               2.00%
           Nevada                                0.00%               3.50%*
           South Dakota                          0.00%               1.25%**
           West Virginia                         1.00%*              1.00%*
           Wyoming                               0.00%               1.00%

----------
* Taxes will be assessed when annuity benefits commence. We reserve the right to deduct taxes earlier if such taxes are assessed by the state.

** The Tax Rate is 0.08% on annuity considerations in excess of $500,000.

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

         The independent registered public accounting firm for the Separate Account is PricewaterhouseCoopers LLP, 125 High Street, Boston, MA 02110.

                                     EXPERTS


         The financial statements of Commonwealth Annuity at December 31, 2014 and 2013, and for each of the three years in the period ended December 31, 2014, and the financial statements of the Commonwealth Annuity Separate Account A of the company as of December 31, 2014 and for the periods indicated, included in this Statement of Additional Information constituting part of this Registration Statement, have been so included in reliance on the reports of PricewaterhouseCoopers LLP, the Company's independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.


         The financial statements of the Company included herein should be considered only as bearing on the ability of the Company to meet its obligations under the Contract.

                              FINANCIAL STATEMENTS

         This Statement of Additional Information contains financial statements for Commonwealth Annuity. The financial statements of Commonwealth Annuity should be considered primarily as bearing on our ability to meet our obligations under the Contract. The Contracts are not entitled to participate in our earnings, dividends, or surplus. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.

[COMMONWEALTH ANNUITY LOGO]

(AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED)

CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2014 AND 2013

COMMONWEALTH ANNUITY LIFE INSURANCE COMPANY
(AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED)

TABLE OF CONTENTS
DECEMBER 31, 2014

                                                                                                                        PAGE
                                                                                                                       -------
REPORT OF INDEPENDENT AUDITORS                                                                                              2

FINANCIAL STATEMENTS

Consolidated Balance Sheets                                                                                                 3

Consolidated Statements of Operations                                                                                       4

Consolidated Statements of Comprehensive Income/(loss)                                                                      5

Consolidated Statements of Shareholders' Equity                                                                             6

Consolidated Statements of Cash Flows                                                                                       7

  Notes to the Consolidated Financial Statements                                                                            8

  1.    Business                                                                                                            8

  2.    Basis of Presentation                                                                                               9

  3.    Significant Accounting Policies                                                                                    10

  4.    Significant Transactions                                                                                           24

  5.    Policyholder Liabilities                                                                                           24

  6.    Investments                                                                                                        29

  7.    Derivative Instruments                                                                                             34

  8.    Investment Income and Gains and Losses                                                                             36

  9.    Fair Value Disclosure of Financial Instruments                                                                     37

  10.   Closed Blocks                                                                                                      48

  11.   Income Taxes                                                                                                       49

  12.   Dividend Restrictions                                                                                              51

  13.   Value of Business Acquired, Deferred Acquisition Costs, Unearned Revenue Reserves and Unearned Front-end Loads     52

  14.   Reinsurance                                                                                                        53

  15.   Composition of Other Assets, Liabilities, Income and Expenses                                                      54

  16.   Commitments and Contingencies                                                                                      55

  17.   Related Party Transactions                                                                                         56

  18.   Purchase Accounting                                                                                                57

  19.   Intangible Assets                                                                                                  60

  20.   Notes Payable and Accrued Interest                                                                                 60

  21.   Statutory Financial Information                                                                                    61

  22.   Employee Benefit Plans                                                                                             62

  23.   Subsequent Events                                                                                                  63

  24.   Revisions to 2013 Audited Financial Statements                                                                     64

[PWC LOGO]

                          INDEPENDENT AUDITOR'S REPORT

To the Board of Directors of
Commonwealth Annuity and Life Insurance Company:

We have audited the accompanying consolidated financial statements of Commonwealth Annuity and Life Insurance Company and its subsidiaries, which comprise the consolidated balance sheets as of December 31, 2014 and December 31, 2013, and the related consolidated statements of operations, comprehensive income, shareholders' equity and cash flows for the three years in the period ended December 31, 2014.

MANAGEMENT'S RESPONSIBILITY FOR THE CONSOLIDATED FINANCIAL STATEMENTS

Management is responsible for the preparation and fair presentation of the consolidated financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of consolidated financial statements that are free from material misstatement, whether due to fraud or error.

AUDITOR'S RESPONSIBILITY

Our responsibility is to express an opinion on the consolidated financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the consolidated financial statements. The procedures selected depend on our judgment, including the assessment of the risks of material misstatement of the consolidated financial statements, whether due to fraud or error. In making those risk assessments, we consider internal control relevant to the Company's preparation and fair presentation of the consolidated financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

OPINION

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Commonwealth Annuity and Life Insurance Company and its subsidiaries at December 31, 2014 and December 31, 2013, and the results of their operations and their cash flows for the three years ended December 31, 2014 in accordance with accounting principles generally accepted in the United States of America.

/s/ PricewaterhouseCoopers LLP

April 23, 2015

PRICEWATERHOUSECOOPERS LLP, 125 HIGH STREET, BOSTON, MA 02110
T: (617) 530 5000, F: (617) 530 5001, WWW.PWC.COM/US

COMMONWEALTH ANNUITY LIFE INSURANCE COMPANY
(AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED)

CONSOLIDATED BALANCE SHEETS

AS OF DECEMBER 31,                                                                                                       2013 AS
(IN MILLIONS, EXCEPT SHARE AND PER SHARE AMOUNTS)                                                        2014            REVISED
-------------------------------------------------------------------------------------------------   --------------   --------------
ASSETS
  Investments:
    Available-for-sale fixed maturities at fair value (amortized cost of $21,255 and $11,067 in
      2014 and 2013, respectively)                                                                  $       22,342   $       11,419
    Trading fixed maturities at fair value (amortized cost of $1,207 and $1,255 in 2014 and 2013,
      respectively)                                                                                          1,308            1,273
    Equity securities at fair value (book value of $33 and $0 in 2014 and 2013, respectively)                   33               --
    Mortgage loans (includes mortgage loans carried at fair value of $32 and $30 in 2014 and
      2013, respectively)                                                                                    1,245              720
    Policy loans                                                                                               737              738
    Other invested assets (includes $334 and $347 related to variable interest entities in 2014
      and 2013, respectively)                                                                                  644              488
                                                                                                    --------------   --------------
      Total investments                                                                                     26,309           14,638
                                                                                                    --------------   --------------
  Cash and cash equivalents (includes $7 and $4 related to variable interest entities in 2014
    and 2013, respectively)                                                                                  1,014              984
  Accrued investment income                                                                                    192              125
  Reinsurance receivable on paid and unpaid losses, benefits, unearned premiums, modified coinsurance and funds withheld coinsurance (includes assets at fair value of $1,420 and
    $1,266 in 2014 and 2013, respectively)                                                                   8,929            9,024
  Value of business acquired                                                                                   783              534
  Deferred policy acquisition costs                                                                            518              280
  Deferred income taxes                                                                                         62              240
  Derivative instruments receivable                                                                            317              176
  Intangible assets                                                                                             31               15
  Other assets (includes $73 and $78 related to variable interest entities in 2014 and 2013,
    respectively)                                                                                              124              131
  Separate account assets                                                                                    5,037            3,403
                                                                                                    --------------   --------------
      Total assets                                                                                  $       43,316   $       29,550
                                                                                                    ==============   ==============

LIABILITIES
  Policyholder liabilities:
    Future policy benefits (includes liabilities carried at fair value of $3,906 and $3,125 in
      2014 and 2013 respectively)                                                                   $       25,597   $       13,799
    Outstanding claims and losses (includes liabilities carried at fair value of $43 and $24 in
      2014 and 2013, respectively)                                                                             262              164
    Contractholder deposit funds and other policy liabilities (includes liabilities carried at
      fair value of $190 and $121 in 2014 and 2013, respectively)                                            3,823            4,105
                                                                                                    --------------   --------------
      Total policy liabilities and accruals                                                                 29,682           18,068
                                                                                                    --------------   --------------
  Notes payable and accrued interest- affiliate                                                                302               --
  Derivative instruments payable                                                                               220              333
  Collateral on derivative instruments                                                                         145               44
  Securities sold under agreements to repurchase                                                               381              621
  Accrued expenses and other liabilities (includes $24 and $4 related to variable interest
    entities in 2014 and 2013, respectively)                                                                   309              213
  Reinsurance payable                                                                                        5,357            5,806
  Separate account liabilities                                                                               5,037            3,403
                                                                                                    --------------   --------------
      Total liabilities                                                                                     41,433           28,488
                                                                                                    ==============   ==============

Commitments and contingencies (Note 17)

SHAREHOLDER'S EQUITY AND NONCONTROLLING INTEREST
  Common stock, Class B, $1,000 par value, 10,000 shares authorized, 2,526
    shares issued and outstanding                                                                   $            3   $            3
  Additional paid-in capital                                                                                 1,039              815
  Accumulated other comprehensive income                                                                       547              202
  Retained earnings                                                                                            246               42
  Noncontrolling interests                                                                                      48               --
                                                                                                    --------------   --------------
      Total shareholders' equity                                                                             1,883            1,062
                                                                                                    --------------   --------------
      Total liabilities and shareholders' equity                                                    $       43,316   $       29,550
                                                                                                    ==============   ==============

         SEE ACCOMPANYING NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

COMMONWEALTH ANNUITY LIFE INSURANCE COMPANY
(AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED)

CONSOLIDATED STATEMENTS OF OPERATIONS

FOR THE YEARS ENDED DECEMBER 31,                                                                      2013 AS
(IN MILLIONS)                                                                          2014           REVISED            2012
--------------------------------------------------------------------------------  --------------   --------------   --------------
REVENUES
  Premiums                                                                        $          143   $           62   $           44
  Insurance and investment product fee income                                                963              349              205
  Net investment income                                                                    1,149              288              235
  Net realized investment gains
    Total other-than-temporary impairment losses                                              --               --               --
    Portion recognized in other comprehensive income                                          --               --               --
                                                                                  --------------   --------------   --------------
      Net other-than-temporary impairment losses recognized in earnings                       --               --               --
      Net realized capital gains, excluding net other-than-temporary impairment
        losses recognized in earnings                                                        153              147               85
                                                                                  --------------   --------------   --------------
  Total net realized investment gains                                                        153              147               85
  Other income                                                                                43               29               20
                                                                                  --------------   --------------   --------------
    Total revenues                                                                         2,451              875              589
                                                                                  --------------   --------------   --------------

BENEFITS, LOSSES AND EXPENSES
  Policy benefits, claims and losses and loss adjustment expenses                          1,972              705              339
  Amortization of policy acquisition costs                                                   167               86               27
  (Gains)/losses on derivative instruments                                                  (421)             (40)             247
  Interest expenses                                                                           10               --               --
  Other operating expenses                                                                   425               69               70
                                                                                  --------------   --------------   --------------
    Total benefits, losses and expenses                                                    2,153              820              683
                                                                                  --------------   --------------   --------------
  Income before provision for income taxes and noncontrolling interests                      298               55              (94)
                                                                                  --------------   --------------   --------------

INCOME TAX EXPENSE/(BENEFIT)
  Current tax expense                                                                         94              268               74
  Deferred tax expense/(benefit)                                                              (1)            (253)            (112)
                                                                                  --------------   --------------   --------------
    Total income tax expense/(benefit)                                                        93               15              (38)

                                                                                  --------------   --------------   --------------
Net income/(loss), including noncontrolling interests                                        205               40              (56)
Less: Net income attributed to noncontrolling interests                                        1               --               --
                                                                                  --------------   --------------   --------------
Net income/(loss) attributable to the Company                                     $          204   $           40   $          (56)
                                                                                  ==============   ==============   ==============

         SEE ACCOMPANYING NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

COMMONWEALTH ANNUITY LIFE INSURANCE COMPANY
(AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED)

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME/(LOSS)

FOR THE YEARS ENDED DECEMBER 31,                                                                      2013 AS
(IN MILLIONS)                                                                          2014           REVISED      2012
--------------------------------------------------------------------------------  --------------    ----------   ----------
Net income/(loss), including non-controlling interest                             $          205    $       40   $      (56)
                                                                                  --------------    ----------   ----------

Other comprehensive income/(loss), before tax:
   Net unrealized investment gains/(losses):
   Unrealized investment gains/(losses) for the period on unimpaired
      available-for-sale Securities (noncredit portion)                                      905          (100)         541
   Reclassification adjustment for (gains)/losses included in net income                    (166)         (120)         (96)
                                                                                  --------------    ----------   ----------
   Net unrealized investment gains/(losses) on available-for-sale securities                 739          (220)         445
   Unrealized investment gains/(losses) for the period on other invested assets                3            --           --
   Reclassification adjustment for (gains)/losses included in net income                      (3)           --           --
                                                                                  --------------    ----------   ----------
      Net unrealized investment gains/(losses) on other invested assets                       --            --           --
                                                                                  --------------    ----------   ----------
         Total                                                                               739          (220)         445

Unrealized losses on pension plans                                                            (1)           --           --

Net adjustments to amortization due to unrealized gains/(losses):
   Deferred policy acquisition costs                                                         (38)           33          (32)
   Sales inducement costs                                                                     (5)           --           --
   Value of business acquired                                                               (134)            9           (5)
   Annuity and life reserves                                                                 (95)           --           --
   Unearned revenues                                                                          77            --           --
                                                                                  --------------    ----------   ----------
      Total                                                                                 (195)           42          (37)
                                                                                  --------------    ----------   ----------
Other comprehensive income/(loss) before taxes                                               543          (178)         408

Less: Income tax expense/(benefit) related to:
   Net unrealized investment gains/(losses)                                                 (263)           77         (156)
   Net adjustments to amortization due to unrealized gains/(losses)                           70           (15)          13
                                                                                  --------------    ----------   ----------
      Total                                                                                 (193)           62         (143)
Other comprehensive income/(loss), net of taxes                                              350          (116)         265
                                                                                  --------------    ----------   ----------
Total comprehensive income/(loss)                                                            555           (76)         209
   Less: noncontrolling interests(1)                                                           6            --           --
                                                                                  --------------    ----------   ----------
Total comprehensive income/(loss) attributable to the Company                     $          549    $      (76)  $      209
                                                                                  ==============    ==========   ==========

----------
     (1) Represents net income attributable to non-controlling interests of $1 million plus other comprehensive income to non-controlling interests of $5 million.

         SEE ACCOMPANYING NOTES TO THE CONSOLIDATED FINANCIAL STATEMENT


COMMONWEALTH ANNUITY LIFE INSURANCE COMPANY
(AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED)

CONSOLIDATED STATEMENTS OF SHAREHOLDERS' EQUITY

                                                     ACCUMULATED OTHER               TOTAL COMPANY                       TOTAL
                         COMMON      ADDITIONAL        COMPREHENSIVE     RETAINED     SHAREHOLDER'   NONCONTROLLING   SHAREHOLDERS'
(IN MILLIONS)            STOCK     PAID-IN CAPITAL     INCOME/ (LOSS)    EARNINGS        EQUITY         INTEREST         EQUITY
--------------------  ----------  ----------------  -------------------  ---------  --------------  ---------------  --------------
BALANCE AT
   DECEMBER 31, 2011  $        3  $            717  $                53  $      93   $         866  $            --  $          866
                      ----------  ----------------  -------------------  ---------   -------------  ---------------  --------------
Net loss                                                                       (56)            (56)              --             (56)
Other comprehensive
   income                                                           265         --             265               --             265
Dividend to
   shareholder                                (115)                            (35)           (150)              --            (150)
                      ----------  ----------------  -------------------  ---------   -------------  ---------------  --------------
BALANCE AT
   DECEMBER 31, 2012  $        3  $            602  $               318  $       2   $         925  $            --  $          925
                      ----------  ----------------  -------------------  ---------   -------------  ---------------  --------------

Net income as
   revised                                                                      40              40               --              40
Other comprehensive
   income as
   revised                                                         (116)                      (116)              --            (116)
Capital contribution                           213                                             213               --             213
                      ----------  ----------------  -------------------  ---------   -------------  ---------------  --------------
BALANCE AT
   DECEMBER 31,
   2013 AS REVISED    $         3 $            815  $               202  $      42   $       1,062  $            --  $        1,062
                      ----------  ----------------  -------------------  ---------   -------------  ---------------  --------------

Net income                                                                     204             204                1             205
Other comprehensive
   income                                                           345                        345                5             350
Capital contribution                           224                                             224               42             266
                      ----------  ----------------  -------------------  ---------   -------------  ---------------  --------------
BALANCE AT
   DECEMBER 31, 2014  $        3  $          1,039  $               547  $     246   $       1,835  $            48  $        1,883
                      ==========  ================  ===================  =========   =============  ===============  ==============

         SEE ACCOMPANYING NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS


COMMONWEALTH ANNUITY LIFE INSURANCE COMPANY
(AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED)

CONSOLIDATED STATEMENTS OF CASH FLOWS

FOR THE YEARS ENDED DECEMBER 31,                                                                    2013 AS
(IN MILLIONS)                                                                             2014      REVISED        2012
------------------------------------------------------------------------------------   ----------  ----------   ----------
CASH FLOWS FROM OPERATING ACTIVITIES
   Net income/(loss), including non-controlling interests                              $      205  $       40   $      (56)
   Adjustments to reconcile net income to net cash provided by operating activities:
      Changes in fair value of trading fixed maturities and equity securities                 (81)         45          (22)
      Net realized investment gains                                                          (153)       (148)         (85)
      Non cash derivative activity                                                           (181)        480          366
      Non cash reinsurance recapture gain                                                      --        (122)          --
      Net accretion and amortization on investments                                          (267)       (181)         (93)
      Net amortization and depreciation                                                        93          89           27
      Interest credited to contractholder deposit funds and trust instruments supported
      by funding obligations                                                                  321         113           89
      Deferred federal income tax                                                             (1)        (295)         (58)
      Change in premiums and notes receivable, net of reinsurance premiums payable           (527)       (643)         (93)
      Change in deferred acquisition costs                                                   (360)        (21)          --
      Change in accrued investment income                                                      11          17           (3)
      Change in policy liabilities and accruals, net                                        1,914         304         (109)
      Change in reinsurance receivable and modified coinsurance                               101         559          195
      Change in accrued expenses and other liabilities                                         87         315          (22)
      Other, net                                                                               73          --           13
                                                                                       ----------  ----------   ----------
         Net cash provided by operating activities                                          1,235         552          149
                                                                                       ----------  ----------   ----------

CASH FLOWS FROM INVESTING ACTIVITIES
      Proceeds from disposals of available-for-sale fixed maturities                        7,964       6,220        3,523
      Proceeds from maturities of available-for-sale fixed maturities                         145          76           41
      Proceeds from disposals of trading fixed maturities                                     260         329           93
      Proceeds from maturities of trading fixed maturities                                      2          13            5
      Proceeds from mortgages sold, matured or collected                                      135         135           43
      Proceeds from disposals of equity securities                                             48          --           --
      Proceeds from disposals of other investments                                            241         507          536
      Reinsurance transactions, net of cash acquired                                           99         169          698
      Contribution of insurance companies                                                    (505)          -            -
      Purchase of available-for-sale fixed maturities                                     (11,065)     (5,545)      (3,696)
      Purchase of trading fixed maturities                                                   (220)       (330)         (70)
      Purchase of mortgages                                                                  (211)       (115)          --
      Purchase of equity securities                                                           (56)         --           --
      Other investing activities, net                                                        (372)     (1,207)        (627)
                                                                                       ----------  ----------   ----------
         Net cash (used in)/provided by investing activities                               (3,535)        252          546
                                                                                       ----------  ----------   ----------

CASH FLOWS FROM FINANCING ACTIVITIES
      Settlement of repurchase agreements                                                  (3,886)     (1,957)        (694)
      Proceeds from issuance of repurchase agreements                                       3,646       2,463          709
      Deposits from contractholder deposit funds                                            3,425           -           --
      Withdrawals from contractholder deposit funds                                        (1,309)       (794)        (410)
      Issuance of surplus note to parent                                                      300          --           --
      Capital redemption to parent                                                            (8)          --           --
      Capital contribution                                                                    162          --           --
      Dividends to shareholders                                                                --        (150)        (160)
                                                                                       ----------  ----------   ----------
         Net cash used in financing activities                                             (2,330)       (438)        (555)
                                                                                       ----------  ----------   ----------

         Net change in cash and cash equivalents                                               30         366          140
         Cash and cash equivalents, beginning of period                                       984         618          478
                                                                                       ----------  ----------   ----------
         Cash and cash equivalents, end of period                                      $    1,014  $      984   $      618
                                                                                       ==========  ==========   ==========

      Income taxes paid                                                                $      (36) $      (71)  $      (74)
      Interest paid                                                                    $       (7) $       --   $       --

         SEE ACCOMPANYING NOTES TO THE CONSOLIDATED FINANCIAL STATEMENT

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED)

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

1.  BUSINESS

Commonwealth Annuity and Life Insurance Company (collectively with its subsidiaries, "the Company") is a stock life insurance company organized under the laws of the Commonwealth of Massachusetts. The Company insures and reinsures blocks of fixed and variable annuities, universal and variable universal life insurance, traditional life insurance and group retirement products. In October 2013, the Company completed its acquisition of Aviva USA's life insurance business, which is now known as Accordia Life and Annuity Company ("Accordia'). Accordia is a stock life insurance company organized under the laws of the State of Iowa and is a wholly-owned subsidiary of the Company. Accordia markets and distributes indexed universal life, universal life and term life products. The Company also directly owns all of the outstanding shares of First Allmerica Financial Life Insurance Company ("FAFLIC"), a Massachusetts domiciled company that insures and reinsures run-off blocks of fixed annuities, traditional life insurance, universal and variable universal life insurance, group retirement products, variable annuities and an exited accident and health business.

On January 2, 2014, Global Atlantic Financial Group Limited ("GAFG"), a Bermuda company and the Company's ultimate parent, acquired Forethought Financial Group, Inc. ("FFG"), a Delaware corporation and intermediate holding company of the Company, and its subsidiaries through a merger transaction. See Note 4 and 18 for additional information. FFG is a wholly-owned direct subsidiary of Global Atlantic (Fin) Company ("FinCo"), a Delaware company. FinCo is a wholly-owned indirect subsidiary of GAFG. FFG sells a wide range of products including preneed and final expense life insurance, annuity and Medicare supplement insurance and life insurance products linked with prearranged funerals.

Immediately following the closing of the merger, FinCo effected, or caused its subsidiaries to effect, certain internal restructuring transactions with respect to the Company, FFG, Forethought Financial Services, Inc. ("FFSI"), a Delaware corporation and direct, wholly owned subsidiary of FFG, Forethought Life Insurance Company ("FLIC"), an Indiana domestic insurance company and a wholly owned subsidiary of FFSI, and Forethought National Life Insurance Company ("FNLIC"), a Texas domestic insurance company and a wholly owned subsidiary of FFSI. First, FFSI was converted to a limited liability company, Forethought Services LLC ("FSLLC"). Second, FFG caused FSLLC to dividend to FFG 95% of the capital stock of FLIC and 95% of the capital stock of FNLIC. Third, FinCo contributed to FFG 79% of the capital stock of the Company. Fourth, FFG contributed the 95% of FLIC capital stock and the 95% of FNLIC capital stock to the Company as repayment of 95% of an intercompany loan made to MARS Group Acquisition Corp. ("MARS"), a Delaware corporation and direct wholly-owned subsidiary of FinCo, prior to the merger in connection with the payment of the purchase price thereof. MARS was subsequently merged into FFG, with FFG as the surviving company. Lastly, FFG contributed the 79% of the Company's capital stock to FSLLC. As a result, FSLLC is a 79% direct owner and FFG an indirect owner of the Company (the remaining 21% of the Company's capital stock continues to be held by FinCo) and the Company is a 95% owner of FLIC and 95% owner of FNLIC.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED)

1.   BUSINESS (CONTINUED)

The following is a description of the most significant risks facing life and health insurers and how the Company mitigates those risks:

 LEGAL/REGULATORY RISK

Legal/Regulatory risk is the risk that changes in the legal or regulatory environment in which an insurer operates will create additional expenses not anticipated by the insurer in pricing its products. That is, regulatory initiatives designed to reduce insurer profits, new legal theories, or insurance company insolvencies through guaranty fund assessments may create costs for the insurer beyond those recorded in the financial statements. The Company mitigates this risk by operating throughout the U.S., thus reducing its exposure to any single jurisdiction, by tracking and attempting to influence legal and regulatory initiatives, and by adopting policies designed to limit exposure to legal liability.

 CREDIT RISK

Credit risk is the risk that issuers of securities owned by the Company or mortgagors on residential and commercial mortgage loans owned by the Company will default or that other parties, including reinsurers which owe the Company money will not pay. The Company minimizes this risk by adhering to a conservative investment strategy, maintaining credit and collateral posting and collection policies, and by providing valuation allowances for any amounts deemed uncollectible.

 INTEREST RATE RISK

Interest rate risk is the risk that interest rates will change and cause a potential mismatch in future cash flows from assets and liabilities. The Company mitigates this risk by attempting to match the cash flows of its assets with the expected payouts of its liabilities. To the extent that liabilities come due more quickly than assets produce cash flows, an insurer may have to borrow funds or sell assets prior to maturity and potentially recognize a gain or loss.

Most of the Company's products expose it to the risk that changes in interest rates will reduce its investment margin or "spread," or the difference between the amounts the Company is required to pay under the contracts and the rate of return it is able to earn on its investments intended to support obligations under the contracts. The Company's spread is a key component of its net income.

As interest rates decrease or remain at low levels, the Company may be forced to reinvest proceeds from investments that have matured or have been prepaid or sold at lower yields, reducing its investment margin. Lowering interest crediting rates can help offset decreases in investment margins on some products. However, the Company's ability to lower these rates could be limited by competition or contractually guaranteed minimum rates and may not match the timing or magnitude of changes in asset yields. As a result, the Company's spread could decrease or potentially become negative. The Company's expectation for future spreads is an important component in the amortization of deferred acquisition costs and value of business acquired, and significantly lower spreads may cause the Company to accelerate amortization, thereby reducing net income in the affected reporting period.

 MORTALITY RISK

Mortality risk is the risk that the Company's actual mortality experience will materially exceed the mortality we assumed when its products were originally priced. There are a large number of policies at small face amounts. This coupled with the homogeneity of the business written allows the Company to predict mortality risk with a relatively high degree of accuracy. Any random variation in experience is expected to be relatively small.

 DOWNGRADE RISK

Downgrade risk is the risk that the Company may be impacted due to adverse actions by rating agencies. The Company actively engages with the rating agencies throughout the year.

2.  BASIS OF PRESENTATION

The accompanying audited consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States ("U.S. GAAP"). The preparation of financial statements in conformity with U.S. GAAP requires the Company to make estimates and assumptions that affect the amounts reported in the consolidated financial statements and accompanying notes. The most significant estimates are those used in determining the fair value of financial instruments, deferred policy acquisition costs ("DAC"), value of business acquired ("VOBA"), liabilities for future contract and policyholder benefits, other-than-temporary impairments ("OTTI") of investments and valuation allowance on deferred tax assets. Although these and other estimates and assumptions are based on the best available information, actual results could differ from those estimates.

The consolidated financial statements include the results of operations and financial position of the Company and its subsidiaries. All intercompany accounts and transactions have been eliminated in consolidation.

Certain reclassifications have been made to previously reported amounts to conform to the current presentation.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED)

3.  SIGNIFICANT ACCOUNTING POLICIES

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following are the Company's significant accounting policies with references to notes providing additional information on such policies and critical accounting estimates relating to such policies.

ACCOUNTING POLICY                                               NOTE
--------------------------------------------------------------------------
Financial Instruments                                       6, 7, 8 and 9
Valuation of Investments                                          9
Deferred Policy Acquisition Costs                                 13
Reinsurance                                                       14
Value of Business Acquired                                        13
Closed Blocks                                                     10
Intangible Assets                                                 19
Unearned Revenue Reserve                                          13
Variable Interest Entities                                  6, 8, 9 and 15
Income Taxes                                                      11
Policyholder Liabilities                                          5

FINANCIAL INSTRUMENTS

In the normal course of business, the Company enters into transactions involving various types of financial instruments. The Company separates its financial instruments into two categories: cash instruments and derivative contracts.

Cash instruments include U.S. government and federal agency obligations, asset backed, commercial and residential mortgage backed securities ("structured securities"), investment-grade corporate bonds, state, municipal and provincial obligations, mutual funds held in separate accounts, commercial mortgage loans and other non-derivative financial instruments.

Derivatives are instruments that derive their value from underlying asset prices, indices, reference rates and other inputs or a combination of these factors. Derivatives may be privately negotiated contracts, which are usually referred to as over-the-counter ("OTC") derivatives, or they may be listed and traded on an exchange ("exchange-traded").

The Company has entered into certain OTC derivatives, primarily equity put options, equity futures, swaps and interest rate swaptions, to manage certain equity market, credit and interest rate risk. These instruments do not qualify for hedge accounting and are carried at fair value with changes recorded in total net realized investment gains on the Consolidated Statements of Operations. The Company purchases call options to support its fixed index annuity products. The estimated fair values of options are based on quoted values. Changes in fair value are reported in (gains)/losses on derivative instruments in the Consolidated Statements of Operations. The Company purchases inflation swaps to hedge the inflation risk associated with certain preneed inflation-indexed policies. The estimated fair values of the swaps are based on quoted values. Changes in fair value are reported in (gains)/losses on derivative instruments in the Consolidated Statements of Operations.

The Company trades equity and interest rate futures contracts pursuant to an investment management agreement with a subsidiary of GAFG's former parent company, Goldman Sachs Asset Management, L.P., as well as through third-party counterparties. These exchange-traded futures are traded through a regulated exchange and positions are carried at fair value with changes reported in Net realized investment gains in the Consolidated Statements of Operations. The clearinghouse guarantees the performance of both counterparties, which mitigates credit risk to the Company.

Depending on the nature of the derivative transaction, the Company maintains Credit Support Agreements ("CSA") with each counterparty. In general, the CSA sets a minimum threshold of exposure that must be collateralized. Derivative instruments are recognized as either assets or liabilities on the Consolidated Balance Sheets at estimated fair value. The accounting for changes in the

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED)

3.  SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

FINANCIAL INSTRUMENTS (CONTINUED)

estimated fair value of a derivative instrument depends on whether it has been designated and qualifies as part of a hedging relationship, and further, on the type of hedging relationship. For those derivative instruments that are designated and qualify as hedging instruments, management must designate the hedging instrument based upon the exposure being hedged: as a cash flow hedge, a fair value hedge, or a hedge of a net investment in a foreign operation.

The Company purchases equity futures to hedge the market risk associated with variable annuity guaranteed lifetime withdrawal benefits ("GLWBs") and guaranteed minimum death benefits ("GMDBs"). Equity futures are marked to market daily and changes in position are reflected in the Consolidated Statements of Operations as Net investment income.

Currency swaps are purchased by the Company to reduce risks from changes in currency exchange rates with respect to investments denominated in foreign currencies that the Company holds. The estimated fair values of the swaps are based on quoted values. Changes in fair value are reflected in Accumulated other comprehensive income in the Consolidated Balance Sheets.

The Company's investments in limited partnerships, private equity funds and hedge funds total $55 million and are carried at estimated fair value as Other invested assets in the Consolidated Balance Sheets. Changes in the fair value of private equity funds, hedge funds and affordable housing tax credit limited partnerships total $33 million and are reported as a component of Net investment income in the Consolidated Statements of Operations. Changes in the fair value of all other limited partnerships total $6 million and are reported in equity, net of deferred taxes.

See Notes 6, 7, 8 and 9 for additional information about investments, investment income and gains and losses and fair value measurements, respectively.

VALUATION OF INVESTMENTS

The Company accounts for its fixed maturity and equity security investments at fair value. Fixed maturities and equity securities may be classified as either available-for-sale ("AFS") or trading. AFS securities are carried at fair value, with unrealized gains and losses, net of tax, reported in accumulated other comprehensive income ("AOCI"), a separate component of shareholders' equity. Trading securities are carried at fair value, with unrealized gains and losses reported in net investment income. The amortized cost of fixed maturities is adjusted for amortization of premiums and accretion of discounts to maturity. Such amortization and accretion is included in Net investment income in the Consolidated Statements of Operations.

Mortgage loans acquired at a premium or discount are carried at amortized cost using the effective interest rate method. Mortgage loans held by the Company are diversified by property type and geographic area throughout the U.S. Mortgage loans are considered impaired when it is probable that the Company will not collect amounts due according to the terms of the original loan agreement. The Company assesses the impairment of loans individually for all loans in the portfolio. The Company estimates the fair value of the underlying collateral using internal valuations generally based on discounted cash flow analyses. The Company estimates an allowance for loan and lease losses ("ALLL") representing potential credit losses embedded in the mortgage loan portfolio. The estimate is based on a consistently applied analysis of the loan portfolio and takes into consideration all available information, including industry, geographical, economic and political factors. See Note 6 for additional information on mortgage loans.

Policy loans represent loans the Company issues to contractholders which are fully collateralized by the cash surrender value of associated life insurance policies. Policy loans are carried at unpaid principal balances. Interest income on such loans is recognized as earned using the contractually agreed upon interest rate and reflected in Net investment income in the Consolidated Statement of Operations. Generally, interest is capitalized on the associated policy's anniversary date.

Realized investment gains and losses, other than those related to separate accounts for which the Company does not bear the investment risk and that meet the conditions for separate account reporting under Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") 944-80, ACCOUNTING AND REPORTING BY INSURANCE ENTERPRISES FOR CERTAIN NON-TRADITIONAL LONG DURATION CONTRACTS AND FOR SEPARATE ACCOUNTS, are reported as a component of revenues based upon specific identification of the investment assets sold. Realized investment gains and losses related to separate accounts that meet the conditions for separate account reporting under ASC 944-80 accrue to and are borne by the contractholder.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED)

3.  SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

VALUATION OF INVESTMENTS (CONTINUED)

The Company recognizes OTTI for securities classified as AFS in accordance with ASC Topic 320, INVESTMENTS -- DEBT AND EQUITY SECURITIES. At least quarterly, management reviews impaired securities for OTTI. The Company considers several factors when determining if a security is OTTI, including but not limited to: its intent and ability to hold the impaired security until an anticipated recovery in value, the issuer's ability to meet current and future principal and interest obligations for fixed maturity securities, the length and severity of the impairment, the financial condition and near term and long term prospects for the issuer. In making these evaluations, the Company exercises considerable judgment.

If the Company intends to sell or if it is more likely than not that it will be required to sell an impaired security prior to recovery of its cost basis, then the Company recognizes a charge to earnings for the full amount of the impairment (the difference between the amortized cost and fair value of the security). For fixed maturity securities that are considered OTTI and that the Company does not intend to sell and will not be required to sell, the Company separates the impairment into two components: credit loss and non-credit loss. Credit losses are charged to net realized investment losses and non-credit losses are charged to other comprehensive income in the Consolidated Balance Sheets.

The credit loss component is the difference between the security's amortized cost and the present value of its expected future cash flows discounted at the current effective rate. The remaining difference between the security's fair value and the present value of its expected future cash flows is the non-credit loss. For corporate bonds both historical default (by rating) data is used as a proxy for the probability of default, and loss given default (by issuer) projections are applied to the par amount of the bond. Potential losses incurred on structured securities are based on expected loss models rather than incurred loss models. Expected cash flows include assumptions about key systematic risks (e.g. unemployment rates, housing prices) and loan-specific information (e.g. delinquency rates, loan-to-volume ratios). Estimating future cash flows is a quantitative and qualitative process that incorporates information received from third parties, along with assumptions and judgments about the future performance of the underlying collateral.

The Company elects the fair value option on its equity securities with changes in fair value reported in Net investment income of the Consolidated Statements of Operations.

CASH AND CASH EQUIVALENTS

Cash and cash equivalents include cash on hand, amounts due from banks, money market securities, highly liquid overnight deposits, discount notes and commercial paper held in the ordinary course of business. The Company also invests cash in overnight tri-party reverse repurchase agreements, in which the Company receives investment grade, highly liquid securities as collateral from counterparties. None of these assets are restricted or segregated for specific business reasons. Cash and cash equivalents are recorded on the Consolidated Balance Sheet at cost, which approximates fair value.

DEFERRED POLICY ACQUISITION COSTS AND DEFERRED SALES INDUCEMENTS

DAC consists of commissions, ceding commissions and other costs that are directly related to the successful acquisition of new or renewal insurance contracts. The Company also defers sales inducements generated by variable annuities that offer enhanced crediting rates or bonus payments.

Acquisition costs related to traditional life products are amortized in proportion to premium revenue recognized. Acquisition costs and sales inducements related to variable annuity products and universal life ("UL") and variable universal life ("VUL") insurance products are amortized in proportion to total estimated gross profits ("EGPs") from investment yields, hedges, mortality, net of reinsurance ceded, surrender charges and expense margins over the deemed economic life of the contracts. DAC and deferred sales inducements ("DSI") amortization on non-traditional products is reviewed periodically and adjusted retrospectively when the Company revises its estimate of current or future gross profits to be recognized from these products. Acquisition costs related to the reinsurance of fixed annuities are amortized in proportion to the reduction in contractholder deposit funds.

The carrying amount of DAC is adjusted for the effects of realized and unrealized gains and losses on debt securities classified as AFS and certain derivatives. See Note 13 for additional information about DAC.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED)

3.   SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

VALUE OF BUSINESS ACQUIRED

VOBA represents the difference between estimated fair value of insurance and reinsurance contracts acquired in a business combination and the carrying value of the purchased in-force insurance contract liabilities. VOBA is amortized over the life of the policies in relation to the emergence of EGP's from surrender charges, investment income, hedges, mortality, net of reinsurance ceded and expense margins, and actual realized gains and losses on investments. The economic life of the UL and VUL block of policies is estimated at between 30 and 60 years, depending on product and is amortized accordingly. VOBA is reviewed periodically to ensure that the unamortized portion does not exceed the expected recoverable amount.

The carrying amount of VOBA is adjusted for the effects of realized and unrealized gains and losses on debt securities classified as AFS and certain derivatives. See Note 13 for additional information about VOBA.

UNEARNED REVENUE RESERVE AND UNEARNED FROND-END LOAD

The Company receives certain revenues from UL insurance products which are deferred to future periods. The amount deferred is equal to the excess of the revenue collected over the ultimate future level of these revenues. A liability for this unearned revenue is established and amortized consistently with the amortization of DAC on similar products.

For certain preneed contracts, the gross premium is in excess of the benefit reserve plus additional insurance liability. The unearned front-end load ("UFEL") is established to defer the recognition of this "front-end load". UFEL is amortized consistent with the method used in the amortization of DAC and VOBA for preneed.

The carrying amounts of unearned revenue reserve ("URR") and UFEL are adjusted for the effects of realized and unrealized gains and losses on debt securities classified as AFS and certain derivatives. See Note 13 for additional information about URR.

REINSURANCE

Reinsurance accounting is applied for ceded and assumed transactions when the risk transfer provisions of ASC 944-40, ACCOUNTING AND REPORTING FOR REINSURANCE OF SHORT-DURATION AND LONG-DURATION CONTRACTS, have been met. To meet risk transfer requirements, a long-duration reinsurance contract must transfer mortality or morbidity risks, and subject the reinsurer to a reasonable possibility of a significant loss. Those contracts that do not meet risk transfer requirements are accounted for using deposit accounting.

With respect to ceded reinsurance, the Company values reinsurance recoverables on reported claims at the time the underlying claim is recognized in accordance with contract terms. For future policy benefits, the Company estimates the amount of reinsurance recoverables based on the terms of the reinsurance contracts and historical reinsurance recovery information. The reinsurance recoverables are based on what the Company believes and are reasonable estimates and the balance is reported as an asset in the Consolidated Balance Sheets. However, the ultimate amount of the reinsurance recoverable is not known until all claims are settled. Reinsurance contracts do not relieve the Company from its obligations to policyholders, and failure of reinsurers to honor their obligations could result in losses to the Company; consequently, allowances are established for amounts deemed uncollectible. There were no amounts deemed uncollectible at December 31, 2014 and 2013, respectively. See Note 14 for additional information about reinsurance.

PROPERTY, EQUIPMENT AND CAPITALIZED SOFTWARE

Property, equipment, leasehold improvements and capitalized software are stated at cost, less accumulated depreciation and amortization. Depreciation is calculated using the straight-line method over the estimated useful lives of the related assets. Certain costs of software developed or obtained for internal use are capitalized and amortized on a straight-line basis over the useful life of the software. Amortization of leasehold improvements is calculated using the straight-line method over the lesser of the term of the leases or the estimated useful life of the improvements.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED)

3.   SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

PROPERTY, EQUIPMENT AND CAPITALIZED SOFTWARE (CONTINUED)

The Company tests for potential impairment of long-lived assets whenever events or changes in circumstances suggest that the carrying amounts may not be recoverable in accordance with ASC 360, ACCOUNTING FOR THE IMPAIRMENT OR DISPOSAL OF LONG-LIVED ASSETS. The Company recognizes impairment losses only when the carrying amounts of long-lived assets exceed the sum of the undiscounted cash flows expected to result from the use and eventual disposition of the assets. In such cases, the Company reduces the carrying value of the asset to fair value. Fair values are estimated using discounted cash flow analysis.

SEPARATE ACCOUNTS

Separate account assets and liabilities represent segregated funds administered and invested by the Company for the benefit of variable annuity and VUL insurance contractholders and certain pension funds. Assets consist principally of mutual funds at fair value. The investment income and gains and losses of these accounts generally accrue to the contractholders and therefore, are not included in the Company's net income. However, the Company's net income reflects fees assessed and earned on fund values of these contracts which are presented as a component of Insurance and investment product fee income in the Consolidated Statements of Operations. See Note 6 for further information about liabilities for minimum guarantees under ASC 944-80, ACCOUNTING AND REPORTING BY INSURANCE ENTERPRISES FOR CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS AND SEPARATE ACCOUNTS.

POLICYHOLDER LIABILITIES

Future policy benefits are liabilities for annuity, life and health insurance policies. Such liabilities are established in amounts adequate to meet the estimated future obligations of policies in-force. The liabilities associated with traditional life insurance products are computed using the net level premium method for individual life and annuity policies, and are based upon estimates as to future investment yield, mortality and withdrawals that include provisions for adverse deviation. Future policy benefits for individual life insurance and annuity policies are computed using interest rates ranging from
3.25 % to 11.25 % for annuities and from 2.5 % to 6.5 % for life insurance. Mortality, morbidity and withdrawal assumptions for all policies are based on the Company's own experience and industry standards.

Liabilities for UL, VUL, fixed annuities and variable annuities include deposits received from customers and investment earnings on their fund balances, less administrative and surrender charges. UL and VUL fund balances are also assessed mortality charges. Liabilities for variable annuities include a reserve for GMDBs in excess of contract values. See Note 5 for additional information about liabilities for minimum guarantees.

For preneed contracts, the corresponding policyholder liability is deemed equal to the contract's statutory cash surrender value. This liability funds the guaranteed benefits under the policy. For preneed contracts with discretionary growth rates, the Company has established an additional reserve for these expected future discretionary benefits. For preneed contracts where the growth rates are based on an index, the Company sets up a separate liability for these benefits as well.

In addition, certain fixed annuity contracts provide the holder with GMDB and/or GLWB. Portions of EGP's are also used in the valuation of reserves for death and other insurance benefit features on variable annuity and other universal life type contracts. The liability for these benefits are calculated by estimating the present value of total expected benefit payments over the life of the contract divided by the present value of total expected assessments over the life of the contract (benefit ratio) multiplied by the cumulative assessments recorded from the contract inception through the balance sheet date less cumulative payments plus interest on the reserves.

In addition, certain fixed annuity contracts provide the holder with long term care benefits. The liability for these benefits are calculated by estimating the present value of total expected benefit payments over the life of the contract divided by the present value of total expected assessments over the life of the contract (benefit ratio) multiplied by the cumulative assessments recorded from the contract inception through the balance sheet date less cumulative payments plus interest on the reserves. The change in the reserve for a period is the benefit ratio multiplied by the assessments recorded for the period less claims paid in the period plus interest and is included in policy benefits and claims expense.

Contractholder deposit funds and other policy liabilities include deposit administration funds and immediate participation guarantee funds and consist of deposits received from customers and earnings on their fund balances as of the balance sheet date.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED)

3.   SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

POLICYHOLDER LIABILITIES (CONTINUED)

Policy liabilities and accruals are based on the various estimates discussed above. Although the adequacy of these amounts cannot be assured, the Company believes that policy liabilities and accruals will be sufficient to meet future obligations of policies in-force. The amount of liabilities and accruals, however, could be revised in the near-term if the estimates discussed above are revised.

TRADITIONAL LIFE POLICIES

The Company has established liabilities for amounts payable under insurance policies, including traditional life insurance and term life insurance policies. Generally, liabilities are calculated as the present value of future expected benefits to be paid reduced by the present value of future expected premiums. Principal assumptions used in the establishment of liabilities for future policy benefits are mortality, policy lapse, renewal, investment returns, inflation, expenses and other contingent events as appropriate for the respective product. These assumptions include provisions for adverse deviations, are established at the time the policy is issued and are intended to estimate the experience for the period the policy benefits are payable. Utilizing these assumptions, liabilities are established on a block-of-business basis. For traditional long-duration insurance contracts, assumptions such as morality, morbidity and interest rates are locked-in upon the issuance of new business. However, significant adverse changes in experience on such contracts may require the Company to establish premium deficiency reserves. Premium deficiency reserves are established, if necessary, when the liability for future policy benefits plus the present value of expected future gross premiums are determined to be insufficient to provide for expected future policy benefits and expenses. Such reserves are determined based on assumptions at the time the premium deficiency reserve is established and do not include a provision for adverse deviation.

Future policy benefit liabilities for participating traditional life insurance policies are equal to the aggregate of: (i) net level premium reserves for death and endowment policy benefits (calculated based upon the non-forfeiture interest rate, ranging from 2.5% to 6.5% and mortality rated guarantee in calculating the cash surrender values described in such contracts); and (ii) the liability for terminal dividends.

Future policy benefit liabilities for nonparticipating traditional life insurance policies are equal to the aggregate of the present value of expected future benefit payments and related expenses less the present value of expected future net premiums. Assumptions as to the mortality and persistency are based upon the Company's experience when the basis of the liability is established. Interest rate assumptions for the aggregate future policy benefit liabilities range from 2.0% to 7.5%.

   UNIVERSAL LIFE POLICIES

Future policy benefit reserves for fixed indexed universal life with returns linked to the performance of a specified market index are equal to the sum of the fair value of the embedded derivatives and the host (or guaranteed) component of the contracts. The change in the fair value of the embedded derivative is linked to the performance of the equity option. The host value is established at inception of the contract and is equal to the total account value less embedded derivative and accreted over the policy's life at a constant rate of interest. For the year ended December 31, 2014, interest credit rates for those products ranges from 2.0% to 5.0% for indexed universal life ("IUL").

The Company holds additional liabilities for its no lapse guarantees (associated with UL type products) which are accounted for in accordance with ASC 944-20, FINANCIAL SERVICES - INSURANCE - INSURANCE ACTIVITIES (formerly Statement of Position 03-1). See Note 5 for additional information around UL and IUL future policy benefit reserves.

   VARIABLE UNIVERSAL LIFE POLICIES

Certain assumed VUL policies include several forms of no lapse guarantees. The Company holds additional liabilities for its no lapse guarantees (associated with VUL type products) which are accounted for in accordance with ASC 944-20, FINANCIAL SERVICES - INSURANCE - INSURANCE ACTIVITIES (formerly Statement of Position 03-1).

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED)

3.   SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

   PRENEED POLICIES

The Company's preneed insurance contracts are accounted for as UL-type contracts which require that the retrospective deposit method be used. That accounting method establishes a liability for policy benefits in an amount determined by the account or contract balance that accrues to the benefit of the policyholder. This account value is deemed to be equal to the contract's statutory cash surrender value.

The majority of the Company's preneed insurance contracts feature discretionary death benefit growth rates which are credited to policyholder account balances. The Company has the discretion to credit or not to credit, and to adjust these rates up or down. The Company has established an additional reserve for expected future discretionary benefits which is reflected as Future policy benefits on its Consolidated Balance Sheets.

The Company also has preneed insurance contracts with crediting rates tied to inflation as measured by the Consumer Price Index ("CPI"), the CPI for All Urban Consumers in the Detroit-Ann Arbor- Flint area or Gross National Product Implicit Price Deflator.

   FINAL EXPENSE

The Company's final expense contracts are accounted for as traditional life insurance products. Policy benefit liabilities are developed using the net level premium method with assumptions for interest, mortality and voluntary terminations.

   MEDICARE SUPPLEMENTAL CONTRACTS

The Company's Medicare supplement insurance contracts are accounted for as long-duration health insurance products, with premium being recognized as revenue over the contract period in proportion to the insurance protection provided and claim costs being recognized when insured events occur.

   FIXED ANNUITIES

Future policy benefits reserves for fixed indexed annuities earning a fixed rate of interest and other certain other deferred annuity products are computed under a retrospective deposit method and represent policy account balances before applicable surrender charges.

Future policy benefits reserves for certain assumed blocks of fixed deferred annuity products are accounted for as investment type contracts. A net liability (consisting of the benefit reserve plus deferred revenue liability less DAC) is established at inception and amortized under the constant yield method.

Certain of the Company's fixed indexed annuity products enable the policyholder to allocate contract value between a fixed crediting rate and Standard & Poor's ("S&P") 500 Index options. These products are accounted for as investment-type contracts. Balances for the indexed account consist of a combination of underlying host contract and an embedded derivative value as prescribed by ASC 815-15. The underlying host contract is primarily based on policy guarantees and its initial value is determined at the time of premium payment. Thereafter, the host contract liability increases with interest credited and decreases with guaranteed benefit payments to reach the guaranteed value (as adjusted) at projected maturity. The embedded derivative component is based on the fair value of the contracts' expected participation in future increases in the S&P 500 Index. The fair value of this embedded derivative component includes assumptions about future interest rates and interest rate structures, future costs for options used to hedge the contract obligations, projected withdrawal and surrender activity, and the level and limits on contract participation in any future increases in the S&P 500 indexes.

In addition, certain fixed annuity contracts provide the holder with GMDB and/or GLWB. The liability for these benefits are calculated by estimating the present value of total expected benefit payments over the life of the contract divided by the present value of total expected assessments over the life of the contract (benefit ratio) multiplied by the cumulative assessments recorded from the contract inception through the balance sheet date less cumulative payments plus interest on the reserves. The change in the reserve for a period is the benefit ratio multiplied by the assessments recorded for the period less claims paid in the period plus interest and is included in policy benefits and claims expense.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED)

3.   SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

   FIXED ANNUITIES (CONTINUED)

In addition, certain fixed annuity contracts provide the holder with long term care benefits. The liability for these benefits are calculated by estimating the present value of total expected benefit payments over the life of the contract divided by the present value of total expected assessments over the life of the contract (benefit ratio) multiplied by the cumulative assessments recorded from the contract inception through the balance sheet date less cumulative payments plus interest on the reserves. The change in the reserve for a period is the benefit ratio multiplied by the assessments recorded for the period less claims paid in the period plus interest and is included in policy benefits and claims expense.

   VARIABLE ANNUITIES

Variable annuity ("VA") contracts offered and assumed by the Company provide the holder with various combinations of GMDB, Guaranteed Minimum Income Benefits ("GMIB") and GLWB.

The liabilities for the VA/GMDB benefits are calculated by estimating the present value of death benefits in excess of account value over the life of the contract divided by the present value of total expected assessments over the life of the contract (benefit ratio) multiplied by the cumulative assessments from contract inception less cumulative benefit payments plus interest on the reserves. The change in reserve for a period is the benefit ratio multiplied by the assessments recorded for the period less claims paid in the period plus interest and is included in policy benefits and claims expense.

The liabilities for the VA/GMIB benefits are calculated by estimating the present value of the excess of the projected annuitization value over the projected account value divided by the present value of total expected assessments over the life of the contract (benefit ratio) multiplied by the cumulative assessments from contract inception less cumulative benefit payments plus interest on the reserves. The change in reserve for a period is the benefit ratio multiplied by the assessments recorded for the period less claims paid in the period plus interest and is included in policy benefits and claims expense.

The liabilities for the VA/GLWB benefits contain an embedded derivative and are calculated by first deriving a premium ratio such that the estimated present value of GLWB rider fees times the premium ratio less the estimated present value of withdrawal benefits in excess of account values is zero at the end of the month following the month of issue (or purchase date for the corresponding purchase GAAP liabilities). This premium ratio determines the amount of fees attributable to the embedded derivative. The GLWB liability is the present value of future expected payments in excess of account value less the present value of assessed rider fees attributable to the embedded derivative.

   OTHER POLICY LIABILITIES

Outstanding claims and losses include amounts payable relating to in course of settlement ("ICOS") and incurred but not reported ("IBNR") claim liabilities. ICOS claim liabilities are established for policies when the Company is notified of the death of the policyholder but the claim has not been paid as of the reporting date.

IBNR claim liabilities are determined using studies of past experience and are estimated using actuarial assumptions of historical claims expense, adjusted for current trends and conditions. These estimates are continually reviewed and the ultimate liability may vary significantly from the amounts initially recognized, which are reflected in net income in the period in which they are determined.

Changes in policy and contract claims are recorded in Policy benefits, claims and losses and loss adjustment expenses in the Consolidated Statements of Operations.

PREMIUM REVENUES, INSURANCE AND INVESTMENT PRODUCT FEE INCOME

Premium revenues for individual life insurance and individual and group annuity products, excluding UL and investment-related products, are earned when due. Benefits, losses and related expenses are matched with premiums, resulting in their recognition over the lives of the contracts. This matching is accomplished through the provision for future benefits, estimated and unpaid claims, amortization of VOBA, DAC, DSI and UFEL.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED)

3.   SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

PREMIUM REVENUES, INSURANCE AND INVESTMENT PRODUCT FEE INCOME (CONTINUED)

Certain policy charges such as enhanced crediting rates or bonus payments that represent compensation for services to be provided in future periods are classified as DSI and amortized over the period benefited using the same assumptions used to amortize DAC. See Note 13 for additional information on DAC.

Certain individual annuity contracts provide the holder a guarantee that the benefit received upon death or annuitization will be no less than a minimum prescribed amount. Rider fees for these benefits are included in Insurance and investment product fee income in the Consolidated Statements of Operations.

Revenues for insurance and investment products consist of administration and surrender charges assessed against the fund values. Those fees are included in Insurance and investment product fee income in the Consolidated Statements of Operations. Related benefit expenses include UL benefit claims in excess of fund values and net investment income credited to UL and fixed annuity fund values.

OTHER INCOME

Other income relates to the Company's non-life subsidiaries and is recognized when earned. Those incomes consists of reinsurance administration fees, lease income, 12B-1 revenue and management fees.

CLOSED BLOCKS

Through its subsidiaries, the Company has acquired several Closed Blocks comprised of participating life insurance policies and has elected the fair value option on these policies. All assets in the Closed Block will ultimately be paid out in policyholder benefits through policyholder dividends. In addition to the value of the policyholder liabilities, a provision is made in the fair value liability to reflect commissions and expenses incurred by the Company to support the closed block liabilities. The Company has also chosen the fair value option for determining the value of policy liabilities assumed on a funds withheld basis. The fair value of the funds withheld liabilities is equal to the present value of best estimate cash flows. At the time the liabilities were acquired, the fair value was determined by a full, actuarial appraisal with market participant assumptions. Risk margins were made to the discount rate so that the present value of the best estimate cash flows equaled the actuarial appraisal value on the acquisition date. The risk margins ranged from 1.69% to 13.28%. The discount rates equaled the December 31, 2014 implied forward treasury rates, plus the risk margin, plus a provision for non-performance risk. The provision for non-performance risk was 0.27%.

   FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

The Company's wholly-owned subsidiary, FAFLIC, established and began operating a FAFLIC Closed Block for the benefit of participating policies, consisting of certain individual life insurance participating policies, individual deferred annuity contracts and supplementary contracts not involving life contingencies which were in-force as of FAFLIC's demutualization on October 16, 1995.

The purpose of the FAFLIC Closed Block is to benefit certain classes of policies and contracts for which the Company has a dividend scale payable. Unless the Commonwealth of Massachusetts Commissioner of Insurance consents to an earlier termination, the Closed Block will continue to be in effect until the expiration of in-force Closed Block policies. FAFLIC allocated to the FAFLIC Closed Block assets in an amount that is expected to produce cash flows which, together with future revenues from the Closed Block, are reasonably sufficient to support the FAFLIC Closed Block, including provision for payment of policy benefits, certain future expenses and taxes, and for continuation of policyholder dividend scales payable in 1994 so long as the experience underlying such dividend scales continues. FAFLIC expects that the factors underlying such experience will fluctuate in the future and policyholder dividend scales for the FAFLIC Closed Block will be set accordingly.

Although the assets and cash flow generated by the FAFLIC Closed Block inure solely to the benefit of the holders of policies included in the FAFLIC Closed Block, the excess of FAFLIC Closed Block liabilities over FAFLIC Closed Block assets as measured on a U.S. GAAP basis represent the expected future after-tax income from the FAFLIC Closed Block which may be recognized in income over the period the policies and contracts in the FAFLIC Closed Block remain in-force. In the event that the FAFLIC Closed Block's assets are insufficient to meet the benefits of the FAFLIC Closed Block's benefits, general assets of the Company would be utilized to meet the contractual benefits of the FAFLIC Closed Block's policyholders.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED)

3.   SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

   FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY (CONTINUED)

The Company elected the fair value option to measure its FAFLIC Closed Block obligations. As approved by the Massachusetts Division of Insurance on August 1, 2013, CwA's dividend payable formulas are set by CwA's Board of Directors in the first quarter of the calendar year and payable on or about August 1st annually. A trading fixed maturity portfolio was established to support the FAFLIC Closed Block policy liabilities and match fair value asset and liability movements.

   INDIANAPOLIS LIFE INSURANCE COMPANY

The Company acquired a Closed Block of policies as part of the Accordia acquisition (See Note 1). The Indianapolis Life Insurance Company ("ILICO") Closed Block is comprised of participating individual life insurance policies. The ILICO Closed Block was established on September 18, 2000, pursuant to the Indy Life Plan of Conversion and operates in accordance with the Indy Life Closed Block Memorandum.

Insurance policies which had a dividend scale in effect as of the establishment date are included in the ILICO Closed Block. The ILICO Closed Block was designed to give reasonable assurance to owners of insurance policies included therein that assets would be available to maintain the dividend scales and interest credits in effect prior to the reorganization, if the experience underlying such scales and crediting continued. The assets, including related revenue, allocated to the ILICO Closed Block will accrue solely to the benefit of the policyholders included in the ILICO Closed Block until the ILICO Closed Block no longer exists.

The Company will continue to pay guaranteed benefits under all policies, including policies included in the ILICO Closed Block, in accordance with their terms. In the event that the ILICO Closed Block's assets were insufficient to meet the benefits of the ILICO Closed Block's guaranteed benefits, general assets would be utilized to meet the contractual benefits of the ILICO Closed Block's policyholders.

All assets in the ILICO Closed Block will ultimately be paid out in policyholder benefits. In addition to the value of the policyholder liabilities, a provision is made in the fair value liability to reflect commissions and expenses incurred by the Company to support the ILICO Closed Block liabilities. The full fair value liability of the ILICO Closed Block is the fair value of assets plus the present value of future commissions and expenses determined in the actuarial appraisal model.

Although the assets and cash flow generated by the ILICO Closed Block inure solely to the benefit of the holders of policies included in the ILICO Closed Block, the excess of ILICO Closed Block liabilities over ILICO Closed Block assets as measured on a U.S. GAAP basis represent the expected future after-tax income from the ILICO Closed Block which may be recognized in income over the period the policies and contracts in the ILICO Closed Block remain in-force.

The Company elected the fair value option on the ILICO Closed Block policies. Profitability attributable to the ILICO Closed Block is ultimately paid to the policyholders through dividends. Dividend payable formulas are set before the outset of the calendar year, and adverse investment performance does not change the dividend liability to the policyholders. A trading fixed maturity portfolio was established to support the ILICO Closed Block policy liabilities and match fair value asset and liability movements.

   AMERUS LIFE INSURANCE COMPANY

As part of the merger (See Note 1), the Company assumed certain obligations relating to a Closed Block of business originating from Aviva Life and Annuity Company, the successor to Amerus Life Insurance Company ("Amerus"). The Amerus Closed Block has been ceded to the Company on an excess of existing reinsurance basis. The only risk transferred to the Company as of the acquisition date is a tail risk that the assets in the Closed Block are insufficient to pay policyholder liabilities. These obligations include the responsibility to pay for the expenses related to that Closed Block. A liability for this obligation is determined equal to the present value of the expenses discounted at current risk free rates with a provision for the Company's own credit risk. The liability also includes a provision for any cost of capital related to the obligation.

See Note 10 for additional information about the Company's Closed Blocks.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED)

3.   SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

INTANGIBLE ASSETS

Certain of the Company's intangible assets are considered to have finite lives and are amortized over their estimated lives. Intangible assets are tested for recoverability whenever events occur or circumstances are indicative that an asset's carrying value may not be recoverable.

The indefinite life intangible assets, such as state licenses, are not subject to amortization, however, are assessed annually for impairment and more frequently if adverse events or changes in circumstances indicate that the asset may be impaired.

See Note 19 for additional information about intangible assets.

VARIABLE INTEREST ENTITIES

In the ordinary course of business, the Company invests in certain entities subject to analysis under the variable interest entity ("VIE") subsections of ASC 810, CONSOLIDATIONS. The Company analyzes each investment to determine whether it is a VIE, and if so, whether the Company is the primary beneficiary or a significant variable interest holder based on the qualitative and quantitative assessment. The Company evaluates the design of the entity, the risks to which the entity was designed to expose the variable interest holder and the extent of the Company's control of and variable interest in the VIE. See Notes 6, 8,9 and 15 for additional information.

INCOME TAXES

The Company operates certain subsidiaries in jurisdictions where they are subject to taxation. Income taxes are provided for using the asset and liability method under which deferred tax assets and liabilities are recognized for temporary differences between the financial reporting and tax bases of assets and liabilities. The Company reports interest expense related to income tax matters in federal income tax benefit and expense, and income tax penalties in Other operating expenses in the Consolidated Statements of Operations.

PURCHASE ACCOUNTING

The Company's merger was accounted for under the acquisition method of accounting under ASC Topic 805. In accordance with ASC 805-20-30, all identifiable assets acquired and liabilities assumed were measured at fair value as of the acquisition date. The merger was subject to customary post-closing adjustments as the Company finalizes the determination and analysis of assets acquired and liabilities assumed. See Note 18 for additional information on the merger.

ADOPTION OF NEW ACCOUNTING PRONOUNCEMENTS

 FED FUNDS EFFECTIVE SWAP RATE

Effective July 1, 2013, the Company adopted new guidance regarding derivatives that permits the Fed Funds Effective Swap Rate (or Overnight Index Swap Rate) to be used as a U.S. benchmark interest rate for hedge accounting purposes, in addition to the U.S. Treasury and London Interbank Offered Rate ("LIBOR"). Also, this new guidance removes the restriction on using different benchmark rates for similar hedges. The new guidance did not have a material impact on the consolidated financial statements upon adoption, but may impact the selection of benchmark interest rates for hedging relationships in the future.

 RECLASSIFICATION OF ACCUMULATED OTHER COMPREHENSIVE INCOME/(LOSS)

Effective January 1, 2013, the Company adopted new guidance regarding comprehensive income that requires the Company to provide information about the amounts reclassified out of AOCI by component. In addition, the Company is required to present, either on the face of the statement where net income is presented or in the notes, significant amounts reclassified out of AOCI by the respective line items of net income but only if the amount reclassified is required under GAAP to be reclassified to net income in its entirety in the same reporting period. For other amounts that are not required under GAAP to be reclassified in their entirety to net income, an entity is required to cross-reference to other disclosures required under GAAP that provide additional detail about those amounts.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED)

3.   SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

ADOPTION OF NEW ACCOUNTING PRONOUNCEMENTS (CONTINUED)

 DISCLOSURES OF OFFSETTING BALANCE SHEET ITEMS

Effective January 1, 2013, the Company adopted new guidance regarding balance sheet offsetting disclosures which requires the Company to disclose information about offsetting and related arrangements for derivatives, including bifurcated embedded derivatives, repurchase and reverse repurchase agreements, and securities borrowing and lending transactions, to enable users of its consolidated financial statements to understand the effects of those arrangements on its financial position. The Company is required to disclose both gross information and net information about both instruments and transactions eligible for offset in the Consolidated Balance Sheets and instruments and transactions subject to an agreement similar to a master netting arrangement. The adoption was retrospectively applied and resulted in additional disclosures related to derivatives in Note 7.

 CERTAIN OBLIGATIONS RESULTING FROM JOINT AND SEVERAL ARRANGEMENTS

In February 2013, the FASB issued an accounting standard that requires the Company to measure obligations resulting from joint and several liability arrangements for which the total amount of the obligation is fixed at the reporting date as the sum of: (i) the amount the Company agreed to pay on the basis of its arrangement among its co-obligors and (ii) any additional amount the Company expect to pay on behalf of its co-obligors. The Company adopted the standard on its required effective date of January 1, 2014. The adoption of this standard had no material effect on the Consolidated Balance Sheets, Consolidated Statements of Operations or Consolidated Statements of Cash Flows.

 ACCOUNTING FOR THE CUMULATIVE TRANSLATION ADJUSTMENT UPON DERECOGNITION OF AN INVESTMENT WITHIN A FOREIGN ENTITY OR OF AN INVESTMENT IN A FOREIGN ENTITY

In March 2013, the FASB issued an accounting standard addressing whether consolidation guidance or foreign currency guidance applies to the release of the cumulative translation adjustment into net income when a parent sells all or a part of its investment in a foreign entity or no longer holds a controlling financial interest in a subsidiary or net assets that are a business (other than a sale of in-substance real estate) within a foreign entity. The standard also resolves the diversity in practice for the cumulative translation adjustment treatment in business combinations achieved in stages involving foreign entities. Under the standard, the entire amount of the cumulative translation adjustment associated with the foreign entity should be released into earnings when there has been: (i) a sale of a subsidiary or group of net assets within a foreign entity and the sale represents a complete or substantially complete liquidation of the foreign entity in which the subsidiary or the net assets had resided; (ii) a loss of a controlling financial interest in an investment in a foreign entity; or (iii) a change in accounting method from applying the equity method to an investment in a foreign entity to consolidating the foreign entity. The Company adopted the standard on its required effective date of January 1, 2014 on a prospective basis. The adoption of this standard had no material effect on the Consolidated Balance Sheets, Consolidated Statements of Operations or Consolidated Statements of Cash Flows.

 PRESENTATION OF UNRECOGNIZED TAX BENEFITS

In July 2013, the FASB issued an accounting standard that requires a liability related to unrecognized tax benefits to be presented as a reduction to the related deferred tax asset for a net operating loss carryforward or a tax credit carryforward. When the carryforwards are not available at the reporting date under the tax law of the applicable jurisdiction or the tax law of the applicable jurisdiction does not require, and the Company does not intend to use, the deferred tax asset for such purpose, the unrecognized tax benefit will be presented in the consolidated financial statements as a liability and will not be combined with the related deferred tax asset. The Company adopted the standard on its required effective date of January 1, 2014 on a prospective basis. The adoption of this standard had no material effect on the Consolidated Balance Sheets, Consolidated Statements of Operations or Consolidated Statements of Cash Flows.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED)

3.   SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

FUTURE APPLICATION OF ACCOUNTING STANDARDS

 RECLASSIFICATION OF RESIDENTIAL REAL ESTATE COLLATERALIZED CONSUMER MORTGAGE LOANS UPON FORECLOSURE

In January 2014, the FASB issued an accounting standard that clarifies that a creditor is considered to have received physical possession of residential real estate property collateralizing a consumer mortgage loan, so that the loan is derecognized and the real estate property is recognized, when either: (i) the creditor obtains legal title to the residential real estate property upon completion of a foreclosure; or (ii) the borrower conveys all interest in the residential real estate property to the creditor to satisfy the loan through completion of a deed in lieu of foreclosure or through a similar legal agreement. The standard is effective for interim and annual reporting periods beginning after December 15, 2014. The Company plans to adopt the standard on its required effective date of January 1, 2015 and does not expect the adoption of the standard to have a material effect on the Consolidated Balance Sheets, Consolidated Statements of Operations or Consolidated Statements of Cash Flows.

 REPORTING DISCONTINUED OPERATIONS

In April 2014, the FASB issued Accounting Standards Update ("ASU") 2014-08:
Presentation of Financial Statements (Topic 205) and Property, Plant, and Equipment (Topic 360) ("ASU 2014-08"). ASU 2014-08 provides updated guidance for reporting discontinued operations. Discontinued operations may include a component or group of components of an entity, or a business or nonprofit activity. A disposal of a component of an entity or a group of components of an entity is required to be reported in discontinued operations if the disposal represents a strategic shift that has (or will have) a major effect on an entity's operations and financial results. Disposals of equity method investments, or those reported as held-for-sale, must be presented as a discontinued operation if they meet the new definition. ASU 2014-08 also requires entities to provide disclosures about the disposal of an individually significant component of an entity that does not qualify for discontinued operations presentation. ASU 2014-08 is effective prospectively for all disposals of components (or classification of components as held-for-sale) of an entity that occur within interim and annual periods beginning on or after December 15, 2014. The Company plans to adopt the standard on its effective date of January 1, 2015. The Company does not expect the adoption of the ASU 2014-08 to have a material effect on the Consolidated Balance Sheets, Consolidated Statements of Operations or Consolidated Statements of Cash Flows.

 REVENUE RECOGNITION

In May 2014, the FASB issued a comprehensive new revenue recognition standard (ASU 2014-09, REVENUE FROM CONTRACTS WITH CUSTOMERS (TOPIC 606)), effective retrospectively for fiscal years beginning after December 15, 2016 and interim periods within those years. Early adoption of this standard is not permitted. The new guidance will supersede nearly all existing revenue recognition guidance under GAAP; however, it will not impact the accounting for insurance contracts, leases, financial instruments and guarantees. For those contracts that are impacted by the new guidance, the guidance will require an entity to recognize revenue upon the transfer of promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled to, in exchange for those goods or services. The Company is currently evaluating the impact of this guidance on the Consolidated Balance Sheets, Consolidated Statements of Operations or Consolidated Statements of Cash Flows.

 REPURCHASE-TO-MATURITY TRANSACTIONS, REPURCHASE FINANCINGS AND DISCLOSURES

In June 2014, the FASB issued new guidance on transfers and servicing (ASU 2014-11, TRANSFERS AND SERVICING (TOPIC 860): REPURCHASE-TO-MATURITY TRANSACTIONS, REPURCHASE FINANCINGS, AND DISCLOSURE), effective prospectively for fiscal years beginning after December 15, 2014 and interim periods within those years. The new guidance requires that repurchase-to-maturity transactions and repurchase financing arrangements be accounted for as secured borrowings and provides for enhanced disclosures, including the nature of collateral pledged and the time to maturity. Certain interim period disclosures for repurchase agreements and securities lending transactions are not required until the second quarter of 2015. The Company is currently evaluating the impact of this guidance on the Consolidated Balance Sheets, Consolidated Statements of Operations or Consolidated Statements of Cash Flows.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED)

3.   SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

FUTURE APPLICATION OF ACCOUNTING STANDARDS (CONTINUED)

 AFFORDABLE HOUSING

In January 2014, the FASB issued new guidance regarding investments (ASU 2014-01, INVESTMENTS - EQUITY METHOD AND JOINT VENTURES (TOPIC 323): ACCOUNTING FOR INVESTMENTS IN QUALIFIED AFFORDABLE HOUSING PROJECTS), effective retrospectively for fiscal years beginning after December 15, 2014 and interim reporting periods within those years. The new guidance is applicable to investments in flow-through limited liability entities that manage or invest in affordable housing projects that qualify for the low-income housing tax credit. Under the guidance, an entity that meets certain conditions is permitted to make an accounting policy election to amortize the initial cost of its investment in proportion to the tax credits and other tax benefits received and recognize the net investment performance on the Consolidated Statements of Operations as a component of income tax expense/(benefit). The Company is currently evaluating the impact of this guidance on the Consolidated Balance Sheets, Consolidated Statements of Operations or Consolidated Statements of Cash Flows.

 ACCOUNTING FOR SHARE-BASED PAYMENTS WITH PERFORMANCE TARGETS

In June 2014, the FASB issued an accounting standard that clarifies the accounting for share-based payments when the terms of an award provide that a performance target could be achieved after the requisite service period. The standard requires that a performance target that affects vesting and that could be achieved after the requisite service period to be treated as a performance condition. The standard is effective for interim and annual reporting periods beginning after December 15, 2015. Early adoption is permitted. The standard may be applied prospectively to all awards granted or modified after the effective date or retrospectively to all awards with performance targets that are outstanding as of the beginning of the earliest annual period presented in the financial statements and to all new or modified awards thereafter. The Company plans to adopt the standard on its required effective date of January 1, 2016 and do not expect the adoption of the standard to have a material effect on the Consolidated Balance Sheets, Consolidated Statements of Operations or Consolidated Statements of Cash Flows.

 MEASURING THE FINANCIAL ASSETS AND THE FINANCIAL LIABILITIES OF A CONSOLIDATED COLLATERALIZED FINANCING ENTITY

In August 2014, the FASB issued an accounting standard that allows a reporting entity to measure the financial assets and financial liabilities of a qualifying consolidated collateralized financing entity using the fair value of either its financial assets or financial liabilities, whichever is more observable. The standard is effective for interim and annual reporting periods beginning after December 15, 2015. Early adoption is permitted. The standard may be applied retrospectively to all relevant prior periods presented starting with January 1, 2010 or through a cumulative effect adjustment to retained earnings at the date of adoption. The Company plans to adopt the standard on its required effective date of January 1, 2016 and is assessing the impact of the standard on the Consolidated Balance Sheets, Consolidated Statements of Operations or Consolidated Statements of Cash Flows.

 ACCOUNTING FOR CERTAIN RECEIVE-VARIABLE, PAY-FIXED INTEREST RATE SWAPS - SIMPLIFIED HEDGE ACCOUNTING APPROACH (ASC 815)

In January 2014, the FASB issued ASU No. 2014-03, DERIVATIVES AND HEDGING (TOPIC
815): ACCOUNTING FOR CERTAIN RECEIVE-VARIABLE, PAY-FIXED INTEREST RATE SWAPS - SIMPLIFIED HEDGE ACCOUNTING APPROACH. ASU No. 2014-03 addresses concerns of private company stakeholders by providing an additional hedge accounting alternative within Topic 815 for certain types of swaps that are entered into by a private company for the purpose of economically converting a variable-rate borrowing into a fixed-rate borrowing. This additional hedge accounting alternative acts as a practical expedient to qualify for cash flow hedge accounting under Topic 815 if certain conditions are met. ASU No. 2014-03 is effective for annual periods beginning after December 2014, and interim periods within annual periods beginning after December 15, 2015, with early adoption permitted. The Company does not expect the adoption of this new guidance to have a material impact on the Consolidated Balance Sheets, Consolidated Statements of Operations or Consolidated Statements of Cash Flows.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED)

4.   SIGNIFICANT TRANSACTIONS

GLOBAL ATLANTIC FINANCIAL GROUP LIMITED ACQUISITION

As described in Note 1 and further described in Note 18, GAFG acquired FFG through a merger transaction.

REINSURANCE TRANSACTIONS

Effective November 1, 2014, the Company entered into an amendment of a yearly renewable term ("YRT") reinsurance agreement with Swiss Re Life and Health America, Inc. and Lincoln National ("Reinsurers"). Under this amendment, the company received consideration of $99 million from the Reinsurers in exchange for increased reinsurance premium rates through December 31, 2022. The Company reported this transaction under ASC 944-20, ACCOUNTING AND REPORTING FOR REINSURANCE OF SHORT-DURATION AND LONG-DURATION CONTRACT.

Effective July 1, 2014, the Company entered into multiple YRT reinsurance agreements to cede what was previously being ceded externally by Athene Holding Ltd. ("Athene"), a former parent of Accordia. There was no change in reinsurance risk to the Company; the contracts were novated from Athene to the Company. In addition, new YRT treaties were executed to reinsure policies issued since January 1, 2013 which were either reinsured by the Company from Athene or issued by Accordia effective May 1, 2014 as the Company began selling direct business.

5.   POLICYHOLDER LIABILITIES

PRENEED RESERVES

Policy reserves on the Company's preneed business are based on cash surrender values of issued policies. In addition, an additional insurance liability is established and adjusted at each reporting date where the recognized liability is equal to the present value of projected future benefits, including discretionary death benefit crediting to policies using current period discretionary death benefit crediting rates utilizing the following assumptions provided below:

     -    Credited Interest Rate - Based on the non-forfeiture rates of 3.0 to
          5.5 percent.
     -    Mortality - Based on the Company experience.
     - Death Benefit Inflation - The discretionary death benefit inflation rates in effect at the current reporting date. To mitigate the risk that a policy will not keep pace with increases in funeral prices or remain competitive, the Company has the discretion to increase or decrease the death benefit. Such increases or decreases are considered on a quarterly basis and vary by plan.
     - Maintenance Expenses - Based on the Company experience and expressed as a cost per paid-up policy and a cost per premium-paying policy.

The earned interest rate used to calculate estimated gross profits is based on the asset yield.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED)

5.   POLICYHOLDER LIABILITIES (CONTINUED)

FUTURE POLICY BENEFITS

 GUARANTEED MINIMUM DEATH BENEFITS

The Company has issued variable annuity contracts with a GMDB feature. The GMDB feature provides annuity contractholders with a guarantee that the benefit received at death will be no less than a prescribed minimum amount. This amount is based on either the net deposits paid into the contract, the net deposits accumulated at a specified rate, the highest historical account value on a contract anniversary, or more typically, the greatest of these values. If the GMDB is higher than the current account value at the time of death, the Company incurs a cost equal to the difference.

The following table summarizes the liability for GMDB contracts reflected in the general account. The GMDB exposure includes reinsurance assumed. However, the impact for certain blocks that have assumed modified coinsurance ("modco"), GMDB reserves and significant account values are negligible, therefore, are excluded from this table.

(IN MILLIONS)                          2014         2013
---------------------------------   ----------   ----------
Balance, at beginning of year       $      196   $      245
Acquisition                                  1
Provision for GMDB:

 GMDB expense incurred                      37           38
 Volatility (1)                              5          (31)
                                    ----------   ----------
                                            42            7
Claims, net of reinsurance:
 Claims from policyholders                 (39)         (52)
 Claims ceded to reinsurers                 28           37
                                    ----------   ----------
                                           (11)         (15)
GMDB reinsurance premium                   (32)         (41)
                                    ----------   ----------
Balance, at end of year             $      196   $      196
                                    ==========   ==========

----------
     (1) Volatility reflects the difference between actual and expected investment performance, persistency, age distribution, mortality and other factors that are assumptions within the GMDB reserving model.

The reserve represents estimates, over a range of stochastic scenarios, of the present value of future GMDB net benefits expected to be paid less the present value of future GMDB net fees charged to the contractholders.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED)

5.   POLICYHOLDER LIABILITIES (CONTINUED)

 GUARANTEED MINIMUM DEATH BENEFITS (CONTINUED)

The following information relates to the reserving methodology and assumptions for GMDB at December 31, 2014 and 2013:

     - The projection model uses 500 stochastical scenarios with mean total return ranging from 2% per annum for money market funds to 4% per annum for bond fund to 8% for equities;
     - For equities, one factor local volatility lognormal model was used to generate index returns, whereas on the rates front one factor normal was used;
     - Equity implied volatilities by duration graded from OTC quotes on the front to historical volatilities on the back. For the year ended December 31, 2014, equity volatilities ranged from 11% to 27%, depending on index and term. For rates volatility, risk-neutrals volatilities were used;
     - The mortality assumptions are factors of an industry standard mortality table based on company experience varying by age and gender. 20 years of mortality improvements, based on Scale G2, is assumed;
     - The partial withdrawal rate assumption varies by tax-qualified status and attained age. Total projected partial withdrawals are from 6% to 7% for all years.

The following table presents the account value, net amount at risk and average attained age of underlying contractholders for guarantees in the event of death as of December 31, 2014 and 2013. The net amount at risk is the death benefit coverage in-force or the amount that the Company would have to pay if all contractholders had died as of the specified date, and represents the excess of the guaranteed benefit over the account value.

DECEMBER 31,
(IN MILLIONS, EXCEPT FOR CONTRACTHOLDERS INFORMATION)                           2014           2013
-------------------------------------------------------------------------   ------------   ------------
Net deposits paid
 Account value                                                              $      3,002   $      3,086
 Net amount at risk                                                         $          7   $          8
 Average attained age of contractholders                                              62             65
Ratchet (highest historical account value at specified anniversary dates)
 Account value                                                              $        637   $        618
 Net amount at risk                                                         $         32   $         35
 Average attained age of contractholders                                              69             69
Roll-up (net deposits accumulated at a specified rate)
 Account value                                                              $      1,391   $         31
 Net amount at risk                                                         $         21   $         15
 Average attained age of contractholders                                              63             81
Higher of ratchet or roll-up
 Account value                                                              $      2,266   $      2,239
 Net amount at risk                                                         $        734   $        810
 Average attained age of contractholders                                              76             76
Total of guaranteed benefits categorized above
 Account value                                                              $      7,296   $      5,974
 Net amount at risk                                                         $        794   $        868
 Average attained age of contractholders (weighted by account value)                  68             70
Number of contractholders                                                        116,588        118,531

 GUARANTEED MINIMUM INCOME BENEFITS

The Company previously issued variable annuity contracts with a GMIB feature. The GMIB liability as of December 31, 2014 was $3 million with no benefits paid for the year ended December 31, 2014. The GMIB liability as of December 31, 2013 was $3 million with a benefit paid of approximately $1 million for the year ended December 31, 2013.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED)

5.   POLICYHOLDER LIABILITIES (CONTINUED)

  GUARANTEED LIFETIME WITHDRAWAL BENEFITS

The Company has issued variable annuity contracts with a GLWB feature. The GLWB feature provides annuity contractholders with a guarantee stream of payments for life, once income is activated. The annual income amount is based on a percentage (usually 5%) times the contractual Benefit Base. The Benefit Base is defined in the contract and may incorporate various combinations of ratchet and roll-up features. Benefit payments are first deducted from the account value. Excess guaranteed benefits are defined as all GLWB benefits paid once the underlying account value has reached zero.

The reserve for the GLWB feature is a fair value calculation under ASC 815:

     - The reserve is based on projections run under a large number of stochastic scenarios;
     -    All underlying scenarios are generated using risk neutral assumptions;
     -    The mean of the projected returns are based on a risk free rate;
     -    Volatilities are based in market implied volatilities;
     - The discount rate for this fair value calculation equals the risk free rate plus a spread consistent with the Company's own credit risk.

(IN MILLIONS)                          2014         2013
---------------------------------   ----------   ----------
Balance, at beginning of year       $       --   $       --
Acquisitions                                 5           --
Provision for GLWB:
 GLWB expense incurred                      70           --
 Volatility (1)                             --           --
                                    ----------   ----------
                                            70           --
Claims, net of reinsurance:
 Claims from policyholders                  --           --
 Claims ceded to reinsurers                 --           --
                                    ----------   ----------
                                            --           --
GLWB reinsurance premium                    --
                                    ----------   ----------
Balance, at end of year             $       75   $       --
                                    ==========   ==========

  UNIVERSAL LIFE AND INDEXED UNIVERSAL LIFE

The majority of the business assumed from Aviva Life and Annuity Company and Aviva Life and Annuity Company of New York from the Accordia purchase is UL and IUL. The obligations of the Company relating to these policies are recorded in accordance with ASC 944, FINANCIAL SERVICES - INSURANCE. Certain UL policies include no lapse guarantee ("NLG") features, exhibiting a pattern of earnings of profits followed by losses. An additional reserve per ASC 944-20, FINANCIAL SERVICES - INSURANCE - INSURANCE ACTIVITIES, has been recorded in connection with these guarantees. Also, certain IUL contracts are indexed to equity indices. The embedded derivative related to the index is bifurcated and valued per ASC 815-15, DERIVATIVES AND HEDGING -EMBEDDED DERIVATIVES.

ASC 815 requires that all derivative instruments be measured at fair value. Thus, any premiums allocated to indexed strategies are bifurcated into a host contract and an embedded derivative component, where the value of the embedded derivative ("VED") is fair valued. Policies are re-bifurcated at the end of each index period. The indexed business has index periods of either 5 or 6 years. One year strategies use a series of 5 one year periods and two years strategies have a series of 3 two year periods. As of each index period, the account value is projected to the end of the next index period assuming the future index credits return the amount spent. The account value is also projected to the end of the index period assuming policy interest guarantees. No policy deductions are used. The difference between the indexed accumulation and the guaranteed interest accumulation is determined at each policy anniversary until the end of the index period. These differences are discounted back to the current anniversary date to determine the VED. The discount rate equals the forward treasury curve plus an "own credit spread" reflecting the company's credit rating. The host contract is set equal to the policy's accumulated value less the VED. On each valuation date, the current market value of the index is projected forward to the end of the index period assuming future index credits return the amount that is spent. The host contract is accumulated to the

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED)

5.   POLICYHOLDER LIABILITIES (CONTINUED)

 UNIVERSAL LIFE AND INDEXED UNIVERSAL LIFE (CONTINUED)

valuation date using an accrual rate sufficient to bring the host contract value to the guaranteed account value by the end of the index period. The ASC 815 reserve on the valuation date is equal to the VED plus the host contract value.

The reserve determined under ASC 944-20 is determined such that the reserve is built up with profits in the early years and released when earnings become negative. A stochastic Asset/Liability Model is used which incorporates the full inventory of assets and the NLG liabilities. 500 interest rate and equity return scenarios are generated using the Goldman Sachs rate generator. These interest rates are used to drive the yield on new investments, as well as dynamic lapse rates which vary based on the relationship between new money rates and current credited rates on the liabilities. All sources of policyholder revenue are used to develop the ASC 944 liability (full assessment approach). For each scenario, a benefit ratio is determined equal to the present value of future benefits due to the NLG feature divided the present value of future assessment. The discount rate used is the same as that used in the DAC calculation which is equal to the credited rate at the time the business was acquired by Accordia. The reserve is determined for any point in time equal to the accumulated value of the assessments times the benefit ratio less the accumulated value of the benefits paid due to the NLG feature. An average of the reserves over all scenarios is determined and used for the ASC 944 reserve.

The specific sources of revenue used in the determination of full assessments are cost of insurance, expense loads, surrender charges collected and investment margin (investment income less amounts credited to the account value).

The benefits taken into account in determining the benefit ratio are the death benefits paid after the account value becomes negative.

The following table shows the balances of the ASC 815 and 944 reserves reported in Future policy benefits on the Consolidated Balance Sheets:

FOR THE YEARS ENDED DECEMBER 31,                            2013 AS
(IN MILLIONS)                                 2014          REVISED
---------------------------------------   ------------   ------------
ASC 815 reserves - host contract          $      3,387   $      3,164
ASC 815 reserves - embedded derivatives   $        695   $        605
ASC 944 reserves                          $        815   $        587

SEPARATE ACCOUNTS WITH CREDITED INTEREST GUARANTEES

The Company issued variable annuity and life contracts through its separate accounts for which net investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contractholder. The Company also issued variable annuity and life contracts through separate accounts where the Company contractually guarantees to the contractholder the total deposits made to the contract less any partial withdrawals plus a minimum return.

The market value adjusted product attributable to a third party was assumed on a modco basis. Therefore, the assets related to these liabilities are recorded as a modco receivable, which is included within recoverable from reinsurers. See
Note 14 for additional information about reinsurance.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED)

5.   POLICYHOLDER LIABILITIES (CONTINUED)

SEPARATE ACCOUNTS WITH CREDITED INTEREST GUARANTEES (CONTINUED)

The Company had the following variable annuities with guaranteed minimum returns:

DECEMBER 31,
(IN MILLIONS)                                      2014           2013
--------------------------------------------   ------------   ------------
Account value                                  $         11             13
Range of guaranteed minimum return rates          2.8 - 3.5%     2.8 - 3.5%

Account balances of these contracts with guaranteed minimum returns were invested as follows:

DECEMBER 31,
(IN MILLIONS)                                      2014           2013
--------------------------------------------   ------------   ------------
Asset Type:
 Fixed maturities                              $         20             22
 Cash and cash equivalents                                4              1
                                               ------------   ------------
  Total                                        $         24             23
                                               ============   ============

6.   INVESTMENTS

FIXED MATURITIES

 AVAILABLE-FOR-SALE

The amortized cost and fair value for AFS fixed maturities were as follows:

                                                                 GROSS          GROSS
DECEMBER 31, 2014                                AMORTIZED     UNREALIZED     UNREALIZED         FAIR
(IN MILLIONS)                                      COST           GAINS         LOSSES          VALUE
--------------------------------------------   ------------   ------------   ------------    ------------
U.S. Treasury securities and U.S. government
 and agency securities                         $        193   $         24   $         --    $        217
States and political subdivision securities           1,677            239             --           1,916
Foreign government securities                             8              1             --               9
Emerging market securities                               29              3             --              32
Corporate fixed maturities                            7,933            567            (42)          8,458
Preferred stock                                           9              1             --              10
Structured securities                                11,406            459           (165)         11,700
                                               ------------   ------------   ------------    ------------
 Total AFS fixed maturities                    $     21,255   $      1,294   $       (207)   $     22,342
                                               ============   ============   ============    ============

                                                                 GROSS          GROSS
DECEMBER 31, 2013                                AMORTIZED     UNREALIZED     UNREALIZED         FAIR
(IN MILLIONS)                                      COST           GAINS         LOSSES          VALUE
--------------------------------------------   ------------   ------------   ------------    ------------
U.S. Treasury securities and U.S. government
 and agency securities                         $        303   $          8   $        (39)   $        272
States and political subdivision securities           1,084             38            (31)          1,091
Foreign government securities                             7             --             (1)              6
Emerging market securities                               16             --             --              16
Corporate fixed maturities                            4,589             83            (65)          4,607
Structured securities                                 5,068            398            (39)          5,427
                                               ------------   ------------   ------------    ------------
 Total AFS fixed maturities                    $     11,067   $        527   $       (175)   $     11,419
                                               ============   ============   ============    ============

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED)

6.  INVESTMENTS (CONTINUED)

  AVAILABLE-FOR-SALE (CONTINUED)

At December 31, 2014 and 2013, the amortized cost and fair value of the assets on deposit with various state and governmental authorities were $156 million and $132 million, and $184 million and $140 million, respectively.

The Company entered into various derivative and other arrangements that required assets, such as cash and fixed maturities, to be pledged or received as collateral. At December 31, 2014 and 2013, cash and fixed maturities held as collateral were $145 million and $44 million, respectively.

The amortized cost and fair value by maturity periods for fixed maturities are shown below. Actual maturities may differ from contractual maturities, because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties, or the Company may have the right to put or sell the obligations back to the issuers. Structured securities are included in the category representing their contractual maturity.

The maturity distribution for AFS fixed maturity securities is as follows:

AS OF DECEMBER 31, 2014
(IN MILLIONS)                  AMORTIZED COST           FAIR VALUE
--------------------------  --------------------   --------------------
Due in one year or less     $                  8   $                  1
Due after one year through
  five years                                 255                    254
Due after five years
  through ten years                        1,600                  1,637
Due after ten years                       19,392                 20,450
                            --------------------   --------------------
   Total AFS fixed
     maturities             $             21,255   $             22,342
                            ====================   ====================

MORTGAGE LOANS

The maturity distribution for mortgage loans is as follows:

AS OF DECEMBER 31, 2014
(IN MILLIONS)                               CARRYING VALUE
---------------------------------------  --------------------
2015                                     $                 54
2016                                                       16
2017                                                      118
2018                                                       66
2019                                                      107
2020 and thereafter                                       884
                                         --------------------
   Total                                 $              1,245
                                         ====================

Actual maturities could differ from contractual maturities, because borrowers may have the right to prepay with or without prepayment, penalties and loans may be refinanced.

The Company individually and collectively evaluates all its mortgage loans for impairment. The credit quality indicator for the Company's mortgage loans is an internal measure based on the borrower's ability to pay and the value of the underlying collateral. The internal risk rating is related to an increasing likelihood of loss, with a low quality rating representing the category in which a loss is first expected. There were no loans in arrears as of December 31, 2014 and 2013. The Company's ALLL was $3 million and $4 million as of December 31, 2014 and 2013, respectively.

The following summarizes our loan-to-value and average debt-service coverage ratios for our commercial mortgage loans as of December 31, 2014. The Mortgage Loan balance reported on the Company's Consolidated Balance Sheets includes these commercial mortgage loans along with the Company's $21 million investment in residential mortgage loans.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED)

6.  INVESTMENTS (CONTINUED)

MORTGAGE LOANS (CONTINUED)

                                                                PERCENTAGE OF COMMERCIAL       DEBT SERVICE COVERAGE
LOAN TO VALUE                            CARRYING VALUE             MORTGAGE LOANS                    RATIO
------------------------------------  --------------------   ----------------------------    ------------------------
70% and less                          $              1,143                           93.3%                       1.97
71% - 90%                                               82                            6.7%                       1.49
                                      --------------------   ----------------------------    ------------------------
   Total commercial mortgage loans    $              1,225                          100.0%                       1.94
                                      ====================   ============================    ========================

Changing economic conditions affect our valuation of commercial mortgage loans. Changing vacancies and rents are incorporated into the discounted cash flow analysis that we perform for monitored loans and may contribute to the establishment of (or increase or decrease in) a commercial mortgage loan valuation allowance for losses. In addition, we continue to monitor the entire commercial mortgage loan portfolio to identify risk. Areas of emphasis are properties that have exposure to specific geographic events, have deteriorating credits or have experienced a reduction in debt-service coverage ratio.

The Company diversifies its mortgage loan portfolio by both geographic region and property type to reduce the risk of concentration. The following tables present the Company's mortgage loans by geographic region and property type.

CARRYING VALUE AS OF DECEMBER 31,
(IN MILLIONS)                                    2014             2013 AS REVISED
-----------------------------------------  ---------------    -----------------------
Pacific                                    $            329   $                   141
South Atlantic                                          230                       171
West South Central                                      208                        43
East North Central                                      141                       105
Middle Atlantic                                         139                        94
Mountain                                                111                       101
West North Central                                       44                        41
New England                                              35                        11
East South Central                                        8                        13
                                           ----------------   -----------------------
  Total by region                          $          1,245   $                   720
                                           ================   =======================

CARRYING VALUE AS OF DECEMBER 31,                        2013 AS
(IN MILLIONS)                           2014             REVISED
--------------------------------- ----------------   --------------
Office building                   $            368   $          200
Retail                                         358              214
Apartment                                      231              124
Warehouse                                      118               49
Industrial                                      81               90
Other commercial                                32                3
Medical/health care                             29               --
Residential                                     20               --
Hotel/motel                                      8                8
Mixed use                                       --               32
                                  ----------------   --------------
  Total by property type          $          1,245   $          720
                                  ================   ==============

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED)

6.  INVESTMENTS (CONTINUED)

OTHER-THAN-TEMPORARY IMPAIRMENTS

The table below presents a rollforward of the cumulative credit loss component of OTTI losses recognized in earnings on fixed maturity securities still held by the Company at December 31, 2014 and 2013, respectively, for which a portion of the OTTI losses were recognized in other comprehensive income:

(IN MILLIONS)                                                                                        2014               2013
---------------------------------------------------------------------------------------------   ----------------   ----------------
Balance, at beginning of year                                                                   $              4   $              4
   Additions:
     Initial impairments - credit loss OTTI recognized on securities not previously impaired                  --                 --
   Reductions:
     Due to sales (or maturities, pay downs or prepayments) during the period of securities
        previously credit loss OTTI impaired                                                                  --                 --
                                                                                                ----------------   ----------------
Balance, at end of year                                                                         $              4   $              4
                                                                                                ================   ================

SECURITIES IN A CONTINUOUS UNREALIZED LOSS POSITION

The following table provides information about the Company's AFS fixed maturities that have been continuously in an unrealized loss position.

                                                                       GROSS                                  NUMBER OF
DECEMBER 31, 2014                                                   UNREALIZED                          SECURITIES WITH GROSS
(IN MILLIONS, EXCEPT NUMBER OF SECURITIES)                            LOSSES           FAIR VALUE         UNREALIZED LOSSES
---------------------------------------------------------------  ----------------   ----------------   ----------------------
Investment grade fixed maturities (1):
   0-12 months                                                   $             48   $          2,003                       769
   Greater than 12 months                                                       4                191                       102
                                                                 ----------------   ----------------   -----------------------
     Total investment grade fixed maturities                     $             52   $          2,194                       871
                                                                 ----------------   ----------------   -----------------------
Below investment grade fixed maturities:
   0-12 months                                                   $            145   $          4,962                       713
   Greater than 12 months                                                      10                205                        32
                                                                 ----------------   ----------------   -----------------------
     Total below investment grade fixed maturities                            155              5,167                       745
                                                                 ----------------   ----------------   -----------------------
        Total fixed maturities                                   $            207   $          7,361                     1,616
                                                                 ================   ================   =======================

----------
     (1) Includes gross unrealized losses for investment grade fixed maturity obligations of the U.S. Treasury, U.S. government and agency securities, states and political subdivisions of $0.4 million at December 31, 2014. The Company's intent is to hold the securities until anticipated recovery above book values.

                                                                       GROSS                                  NUMBER OF
DECEMBER 31, 2013                                                   UNREALIZED                          SECURITIES WITH GROSS
(IN MILLIONS, EXCEPT NUMBER OF SECURITIES)                            LOSSES           FAIR VALUE         UNREALIZED LOSSES
---------------------------------------------------------------  ----------------   ----------------   -----------------------
Investment grade fixed maturities
(1):
   0-12 months                                                   $            100   $          2,030                       380
   Greater than 12 months                                                      32                134                        16
                                                                 ----------------   ----------------   -----------------------
     Total investment grade fixed maturities                     $            132   $          2,164                       396
                                                                 ----------------   ----------------   -----------------------
Below investment grade fixed maturities:
   0-12 months                                                   $             43   $          1,071                       155
   Greater than 12 months                                                      --                 --                        --
                                                                 ----------------   ----------------   -----------------------
     Total below investment grade fixed maturities                             43              1,071                       155
                                                                 ----------------   ----------------   -----------------------
        Total fixed maturities                                   $            175   $          3,235                       551
                                                                 ================   ================   =======================

----------
     (1) Includes gross unrealized losses for investment grade fixed maturity obligations of the U.S. Treasury, U.S. government and agency securities, states and political subdivisions of $69 million at December 31, 2013. The Company's intent is to hold the securities until anticipated recovery above book values.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED)

6.  INVESTMENTS (CONTINUED)

SECURITIES IN A CONTINUOUS UNREALIZED LOSS POSITION (CONTINUED)

The Company's fixed maturity security portfolio includes securities with unrealized losses deemed to be temporary. The total unrealized loss on these securities is considered temporary due to the nature of interest rate fluctuations related to debt securities, the magnitude and duration of the unrealized losses and the fact that the Company has the ability and intent to hold these securities until they recover in value or, for debt securities, they mature.

VARIABLE INTEREST ENTITIES

ARC Rail was created solely for the purpose of acquiring and leasing railroad assets. As the primary beneficiary of the ARC Rail VIE, the Company consolidates the results. ARC Rail is carried at cost less accumulated depreciation and is included in Other assets on the Consolidated Balance Sheets.

ARC Finance VIE was created solely for the purpose of issuing notes backed by the cash flows of the underlying life settlement policies ("LS") and single premium immediate annuity ("SPIA") assets. As the primary beneficiary of the ARC Finance VIE, the Company consolidates the results. ARC Finance is included in Other invested assets on the Consolidated Balance Sheets.

The following presents the total assets and liabilities of the Company's VIEs as of December 31, 2014 and 2013:

                                 2014                                      2013
                 ---------------------------------------   ---------------------------------------
(IN MILLIONS)      TOTAL ASSETS      TOTAL LIABILITIES       TOTAL ASSETS      TOTAL LIABILITIES
---------------- ----------------   --------------------   ----------------   --------------------
ARC Rail         $             75   $                  1   $             82   $                  4
ARC Finance                   339                     23                391                     --
                 ----------------   --------------------   ----------------   --------------------
  Total          $            414                     24   $            473   $                  4
                 ================   ====================   ================   ====================

INVESTMENTS IN LIFE SETTLEMENT POLICIES

The Company's investments in LS are accounted for under the investment method. The following table presents additional information regarding the LS investments and expected duration at December 31, 2014.

                                                   NUMBER OF           CARRYING        DEATH BENEFIT
(IN MILLIONS, EXCEPT NUMBER OF CONTRACTS)          CONTRACTS            VALUE              PAYOUT
----------------------------------------------  ----------------   ----------------   ----------------
2015 to 2018                                                   1   $              2   $              2
2019                                                           7                 22                 25
2020 and thereafter                                          147                373                403
                                                ----------------   ----------------   ----------------
   Total                                                     155   $            397   $            430
                                                ================   ================   ================

At December 31, 2014, the anticipated life insurance premiums required to keep the LS contracts in-force are $39 million in 2015 through 2017, $14 million in 2018 and $13 million in 2019. The anticipated LS premium payments are expected to be primarily funded by incoming SPIA payments tied to the same reference lives.

OTHER

The Company had no concentration of investments at fair value that exceeded 10% of shareholders' equity at December 31, 2014.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED)

7.   DERIVATIVE INSTRUMENTS

The Company manages its risk through the purchase of equity derivative put options, swaps and equity futures used to protect against increases in the GMDB liability in the event that the market declines; trading in interest rate derivatives to manage certain guaranteed crediting rate risks; and trading in credit derivatives to manage counterparty risk on reinsurance transactions. In addition, the Company invests in exchange traded futures and options as part of its overall diversification and total return objectives.

The Company has embedded derivatives related to reinsurance contracts that are accounted for on a modco basis. Under such arrangements, the ceding company owns the assets backing the liabilities and transfers the investment returns on the pool of assets to the reinsurer; the reinsurer records a modco loan receivable for the assets held by the ceding company. An embedded derivative exists because the arrangement exposes the reinsurer to third party credit risk.

The Company has fixed index annuity ("FIA") products that guarantee the return of principal to the policyholder and credit interest based on a percentage of the gain in the S&P 500 market index. FIA contracts are included in the annuity reserves liability and consist of embedded derivative values. The embedded derivative component is based on the fair value of the contracts' expected participation in future increases in the S&P 500 Index.

When FIA deposits are received, a portion of the deposit is used to purchase derivatives consisting of call and call spread options on the S&P 500 market index to fund the index credits due to FIA policyholders. The majority of all such call options are one year options purchased to match the funding requirements of the underlying policies. The call options are marked to fair value with the change in fair value included in (gains)/losses on derivative instruments in the Consolidated Statements of Operations. The change in fair value of derivatives includes the gains or losses recognized at the expiration of the option term and the changes in fair value for open positions. Contract holders may elect to rebalance index options at renewal dates. On the respective anniversary dates of the index policies, the index used to compute the annual index credit is reset and the Company purchases new call and call spread options to fund the next annual index credit. The Company manages the cost of these purchases through the terms of the FIA, which permit changes to caps, participation rates, and/or asset fees, subject to guaranteed minimums on each policy's anniversary date. By adjusting caps, participation rates, or asset fees, the company can generally manage option costs except in cases where the contractual features would prevent further modifications.

The Company shares in the economic performance of S&P call options used to hedge equity indexed life insurance contracts assumed through funds withheld reinsurance.

Management monitors the Company's derivative activities by reviewing portfolio activities and risk levels. Management also oversees all derivative transactions to ensure that the types of transactions entered into and the results obtained from those transactions are consistent with both the Company's risk management strategy and the Company's policies and procedures.

The fair value of the derivative assets and liabilities were as follows:

AS OF DECEMBER 31, 2014                                   DERIVATIVE     DERIVATIVE
(IN MILLIONS, EXCEPT NUMBER OF CONTRACTS)                   ASSETS       LIABILITIES
------------------------------------------------------   ------------   -------------
Derivative contracts:
 Interest rate contracts                                 $         41   $          --
 Equity market contracts                                          113              --
 Other futures and derivatives                                     96              --
 Embedded derivatives - modco loans and funds withheld             67             220
                                                         ------------   -------------
  Gross fair value of derivative contracts                        317             220
                                                         ------------   -------------
 Funds withheld reinsurance receivable                          1,420
                                                         ------------
  Fair value included within total assets                $      1,737
                                                         ============
 Embedded derivative - IUL products                                               695
 Embedded derivative - annuity products                                           220
                                                                        -------------
  Fair value included within total liabilities                          $       1,135
                                                                        =============

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED)

7.   DERIVATIVE INSTRUMENTS (CONTINUED)

AS OF DECEMBER 31, 2013                                   DERIVATIVE     DERIVATIVE
(IN MILLIONS, EXCEPT NUMBER OF CONTRACTS)                   ASSETS       LIABILITIES
------------------------------------------------------   ------------   -------------
Derivative contracts:
 Interest rate contracts                                 $         22   $          --
 Equity market contracts                                           23              --
 Other futures and derivatives                                     34               5
 Embedded derivatives - modco loans                                97             328
                                                         ------------   -------------
  Gross fair value of derivative contracts                        176             333
                                                         ------------   -------------
 Funds withheld reinsurance receivable                          1,266
                                                         ------------
  Fair value included within total assets                $      1,442
                                                         ============
 Embedded derivative - IUL products                                               587
 Embedded derivative - annuity products                                            --
                                                                        -------------
  Fair value included within total liabilities                          $         920
                                                                        =============

Change in fair value of derivatives is affected by the performance of the indices on which the options are based and the aggregate cost of options purchased.

Actual amounts credited to policyholder account balances may be less than the index appreciation due to contractual features in the policies which allows management of the cost of the options purchased to fund the annual index credits. The change in fair value of derivatives is also influenced by the aggregate cost of options purchased. The aggregate cost of options has increased primarily due to an increased amount of fixed index annuities in force. The aggregate cost of options is also influenced by the amount of policyholder funds allocated to the various indices and market volatility which affects option pricing.

The Company's strategy attempts to mitigate any potential risk of loss under these agreements through a regular monitoring process which evaluates the program's effectiveness. The Company is exposed to risk of loss in the event of nonperformance by the counterparties and, accordingly, all option contracts are purchased from multiple counterparties that have been evaluated for creditworthiness. All of these options have been purchased from nationally recognized financial institutions with a Moody's/S&P credit rating of A or higher.

As previously mentioned, the Company has preneed policies (approximately $253 million in reserves) with crediting rates tied to inflation as measured by the CPI, the CPI for All Urban Consumers in the Detroit-Ann Arbor-Flint area, or Gross National Product Implicit Price Deflator. The Company has entered into a series of inflation swaps to hedge the inflation risk associated with these inflation-indexed policies. Within the swap structure the Company has agreed to pay fixed CPI in return for floating CPI. The gain or loss on the cash flow hedge is reported as a component of (Gains)/losses on derivative instruments in the Consolidated Statements of Operations. Net losses related to changes in the fair value of the swaps were $11 million for the year ended December 31, 2014. These amounts were substantially offset by a corresponding change in policy benefits and claims expense.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED)

7.   DERIVATIVE INSTRUMENTS (CONTINUED)

Derivative gains and losses for the years ended December 31, 2014, 2013 and 2012 are reported as follows:

                                                                                  2014           2013           2012
                                                                              ------------   ------------   ------------
DERIVATIVE CONTRACTS                 LOCATION OF (GAINS)/LOSSES RECOGNIZED        AMOUNT OF (GAINS)/LOSSES RECOGNIZED
(IN MILLIONS)                              IN INCOME ON DERIVATIVES                    IN INCOME ON DERIVATIVES
--------------------------------   ----------------------------------------   ------------------------------------------
Equity and interest rate futures   Net realized investment (gains)/losses     $        (27)  $        (15)  $          2
Foreign currency forwards          Net realized investment (gains)/losses                1              2             --
                                                                              ------------   ------------   ------------
                                                                                       (26)           (13)             2
GMDB product derivatives           (Gains)/losses on derivative instruments   $       (168)  $        249   $        119
Equity index options               (Gains)/losses on derivative instruments           (216)            --             --
Embedded derivatives - modco and
 funds withheld                    (Gains)/losses on derivative instruments            (42)          (295)           128
Swap/option                        (Gains)/losses on derivative instruments              5              6             --
Future                             (Gains)/losses on derivative instruments             --             --             --
                                                                              ------------   ------------   ------------
                                                                                      (421)           (40)           247
                                                                              ------------   ------------   ------------
 Total derivative (gains)/losses                                              $       (447)  $        (53)  $        249
                                                                              ============   ============   ============

8.   INVESTMENT INCOME AND GAINS AND LOSSES

NET INVESTMENT INCOME

The components of net investment income were as follows:

FOR THE YEARS ENDED DECEMBER 31,                                                 2013 AS
(IN MILLIONS)                                                       2014         REVISED          2012
-------------------------------------------------------------   ------------   ------------   ------------
Fixed maturities - interest and other income                    $      1,095   $        481   $        301
Fixed maturities - change in fair value on trading securities             83            (47)            22
Mortgage loans                                                            65             20              9
Policy loans                                                              44             27             21
Modified coinsurance interest income                                      77             79             66
Funds withheld interest income                                           161             --             --
Other                                                                      2              2             18
                                                                ------------   ------------   ------------
 Gross investment income                                               1,527            562            437
  Less: modified coinsurance interest expense                            (79)          (138)          (138)
  Less: funds withheld interest expense                                 (263)          (115)           (54)
  Less: funds withheld policy loan interest                               (5)            (4)            --
  Less: Investment expenses                                              (31)           (17)           (10)
                                                                ------------   ------------   ------------
 Net investment income                                          $      1,149   $        288   $        235
                                                                ============   ============   ============

The Company had no fixed maturities on non-accrual status at December 31, 2014 or 2013. The Company had no fixed maturities which were non-income producing at December 31, 2014 or 2013.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED)

8.   INVESTMENT INCOME AND GAINS AND LOSSES (CONTINUED)

NET REALIZED INVESTMENT GAINS AND LOSSES

Net realized gains/(losses) on investments were as follows:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                       2014           2013           2012
-------------------------------------------------------------   ------------   ------------   ------------
AFS fixed maturities (1)                                        $        174   $        120   $         95
Trading fixed maturities                                                   1             15             (5)
Other investments                                                        (22)            12             (5)
                                                                ------------   ------------   ------------
 Net realized investment gains                                  $        153   $        147   $         85
                                                                ============   ============   ============

----------
     (1)  The Company had no OTTI in 2014.

The proceeds from voluntary sales of AFS fixed maturities and the gross realized gains and losses on those sales were as follows:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                       2014           2013           2012
-------------------------------------------------------------   ------------   ------------   ------------
Fixed maturities:
 Proceeds from voluntary sales                                  $      6,680   $      4,563   $      3,523
 Gross gains                                                             199            127             28
 Gross losses                                                             32             29              5

9.     FAIR VALUE DISCLOSURE OF FINANCIAL INSTRUMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (the exit price). The best evidence of fair value is a quoted price in an active market. If listed prices or quotations are not available, fair value is determined by reference to prices of similar instruments and quoted prices or recent prices in less active markets.

U.S. GAAP has a three-level fair value hierarchy for disclosure of fair value measurements. The fair value hierarchy prioritizes inputs to the valuation techniques used to measure fair value, giving the highest priority to Level 1 inputs and the lowest priority to Level 3 inputs. A financial instrument's level in the fair value hierarchy is based on the lowest Level of any input that is significant to fair value measurement. The three levels of the fair value hierarchy are described below:

BASIS OF FAIR VALUE MEASUREMENT

Level 1 Inputs are unadjusted quoted prices in active markets to which the Company had access at the measurement date for identical, unrestricted assets and liabilities.

Level 2 Inputs to valuation techniques are observable either directly or indirectly.

Level 3 One or more inputs to valuation techniques are significant and unobservable.

The following tables set forth by level within the fair value hierarchy financial assets and liabilities accounted for at fair value under ASC 820 as of December 31, 2014 and 2013. As required by ASC 820, assets and liabilities are classified in their entirety based on the lowest level of input that is significant to the fair value measurement.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED)

9.   FAIR VALUE DISCLOSURE OF FINANCIAL INSTRUMENTS (CONTINUED)

DECEMBER 31, 2014
(IN MILLIONS)                                              LEVEL 1         LEVEL 2         LEVEL 3         TOTAL
-----------------------------------------------------   -------------   -------------   -------------   ------------
Financial Assets
 AFS fixed maturities
  U.S. treasury, government and agency securities       $          76   $         141   $          --   $        217
  States and political subdivision securities                      --           1,916              --          1,916
  Foreign government securities                                    --               9              --              9
  Emerging market securities                                       --              32              --             32
  Corporate fixed maturities                                       --           8,413              45          8,458
  Preferred stock                                                  --              10              --             10
                                                        -------------   -------------   -------------   ------------
  Structured securities                                            --          11,700              --         11,700
                                                        -------------   -------------   -------------   ------------
   Total AFS fixed maturities                                      76          22,221              45         22,342
                                                        -------------   -------------   -------------   ------------
 Trading fixed maturities
  U.S. treasury, government and agency securities                   7               2              --              9
  States and political subdivision securities                      --              69              --             69
  Corporate fixed maturities                                       --           1,005              --          1,005
  Structured securities                                            --             225              --            225
                                                        -------------   -------------   -------------   ------------
   Total trading fixed maturities                                   7           1,301              --          1,308
                                                        -------------   -------------   -------------   ------------
 Equity securities                                                 --               8              25             33
 Other loans                                                       --              --              22             22
 Derivative instruments receivable
  Interest rate contracts                                          --              41              --             41
  Equity market contracts                                           6             107              --            113
  Futures contracts                                                95              --              --             95
  Currency contracts                                               --               1              --              1
  Embedded derivatives - modco loans                               --              --              67             67
                                                        -------------   -------------   -------------   ------------
   Total derivative instruments receivable                        101             149              67            317
                                                        -------------   -------------   -------------   ------------
 Separate account assets                                        5,037              --              --          5,037
 Funds withheld reinsurance receivable                             --           1,420              --          1,420
 Limited partnerships                                              --              55              --             55
 Mortgage loans                                                    --              32              --             32
                                                        -------------   -------------   -------------   ------------
    Total assets at fair value                          $       5,221   $      25,186   $         159   $     30,566
                                                        =============   =============   =============   ============
Financial Liabilities
 FAFLIC Closed Block policy liabilities                            --              --             655            655
 ILICO Closed Block policy liabilities                             --              --             829            829
 Amerus Closed Block policy liabilities                            --              --              75             75
 Embedded derivative - funds withheld                              --              --             112            112
 Embedded derivative - IUL product                                 --              --             695            695
 Embedded derivative - annuity products                            --              --             220            220
 Policyholder liabilities                                          --              --           1,665          1,665
                                                        -------------   -------------   -------------   ------------
    Total liabilities at fair value                     $          --   $          --   $       4,251   $      4,251
                                                        =============   =============   =============   ============

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED)

9.   FAIR VALUE DISCLOSURE OF FINANCIAL INSTRUMENTS (CONTINUED)

DECEMBER 31, 2013 AS REVISED
(IN MILLIONS)                                              LEVEL 1         LEVEL 2         LEVEL 3         TOTAL
-----------------------------------------------------   -------------   -------------   -------------   ------------
Financial Assets
 AFS fixed maturities
  U.S. treasury, government and agency securities       $         221   $          51   $          --   $        272
  States and political subdivision securities                      --           1,091              --          1,091
  Foreign government securities                                    --               6              --              6
  Emerging market securities                                       --              16              --             16
  Corporate fixed maturities                                       --           4,607              --          4,607
  Structured securities                                            --           5,427              --          5,427
                                                        -------------   -------------   -------------   ------------
   Total AFS fixed maturities                                     221          11,198              --         11,419
                                                        -------------   -------------   -------------   ------------
 Trading fixed maturities
  U.S. treasury, government and agency securities                   6              --              --              6
  States and political subdivision securities                      --              88              --             88
  Corporate fixed maturities                                       --             945              --            945
  Structured securities                                            --             234              --            234
                                                        -------------   -------------   -------------   ------------
   Total trading fixed maturities                                   6           1,267              --          1,273
                                                        -------------   -------------   -------------   ------------

 Other loans                                                       --              --              --             --
 Derivative instruments receivable
  Interest rate contracts                                          --              22              --             22
  Equity market contracts                                          --              23              --             23
  Futures contracts                                                34              --              --             34
  Embedded derivatives - modco loans                               --              --              97             97
                                                        -------------   -------------   -------------   ------------
   Total derivative instruments receivable                         34              45              97            176
                                                        -------------   -------------   -------------   ------------
 Separate account assets                                        3.403              --              --          3,403
 Funds withheld reinsurance receivable                             --           1,266              --          1,266
 Mortgage loans                                                    --              30              --             30
                                                        -------------   -------------   -------------   ------------
    Total assets at fair value                          $       3,664   $      13,806   $          97   $     17,567
                                                        =============   =============   =============   ============
Financial Liabilities
 FAFLIC Closed Block policy liabilities                            --              --             638            638
 ILICO Closed Block policy liabilities                             --              --             823            823
 Amerus Closed Block policy liabilities                            --              --              83             83
 Embedded derivative - IUL product                                 --              --             605            605
 Foreign currency contracts                                         5              --              --              5
 Embedded derivative - funds withheld                              --              --              97             97
 Embedded derivative                                               --             231                            231
 Policyholder liabilities                                          --              --           1,121          1,121
                                                        -------------   -------------   -------------   ------------
    Total liabilities at fair value                     $           5   $         231   $       3,367   $      3,603
                                                        =============   =============   =============   ============

CASH INSTRUMENTS

The Company's cash instruments are generally classified within Level 1 or Level 2, except for insurance liabilities which are classified within Level 3.

 LEVEL 1 CASH INSTRUMENTS

Level 1 cash instruments include U.S. Treasury, government and agency guaranteed fixed maturity securities, foreign government securities, short term money market securities and mutual funds held in separate accounts. Level 1 instruments are valued using quoted market prices for identical unrestricted instruments in active markets.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED)

9.   FAIR VALUE DISCLOSURE OF FINANCIAL INSTRUMENTS (CONTINUED)

LEVEL 2 CASH INSTRUMENTS

Level 2 cash instruments include fixed maturity securities for which quoted market prices from active markets are not available. Level 2 cash instruments are priced using observable inputs, which can be verified to quoted prices, recent trading activity for identical or similar instruments, broker or dealer quotations or alternative pricing sources with reasonable levels of price transparency. Consideration is given to the nature of the quotations and the relationship of recent market activity to the prices provided from alternative pricing sources. The Company does not make valuation adjustments to Level 2 instruments.

     LEVEL 3 CASH INSTRUMENTS

Level 3 cash instruments have one or more significant valuation inputs that are not observable. Absent evidence to the contrary, Level 3 investments are initially valued at transaction price, which is considered to be the best initial estimate of fair value. Subsequently, the Company uses other methodologies to determine fair value, which vary based on the type of instrument.

Valuation inputs and assumptions are changed when corroborated by substantive observable evidence, including values realized on sales of Level 3 assets.

DERIVATIVE CONTRACTS

     LEVEL 1 DERIVATIVE CONTRACTS

Level 1 derivatives include exchange-traded futures as they are actively traded and are valued at their quoted market price.

     LEVEL 2 DERIVATIVE CONTRACTS

Level 2 derivatives include most types of derivative instruments utilized by the Company and include derivatives for which all significant valuation inputs are corroborated by market evidence. These derivative contracts are principally valued using an income approach. The Company calculates the fair value of derivative assets by discounting future cash flows at a rate that incorporates counterparty credit spreads and the fair value of derivative liabilities by discounting future cash flows at a rate that incorporates the Company's own credit spreads.

When appropriate, valuations are adjusted for various factors such as liquidity, bid/offer spreads and credit considerations. Such adjustments are generally based on available market evidence.

INTEREST RATE DERIVATIVES. Valuations for non-option based derivatives are based on present value techniques, which utilize significant inputs that may include the swap yield curve, LIBOR basis curves and repurchase rates. Valuations for option based derivatives are based on option pricing models, which utilize significant inputs that may include the swap yield curve, LIBOR basis curves and interest rate volatility.

FOREIGN CURRENCY DERIVATIVES. Prices for currency derivatives based on the exchange rates of leading industrialized nations, including those with longer tenors, are generally transparent.

EQUITY MARKET DERIVATIVES. Exchange-traded and OTC equity derivatives generally have observable market prices, except for contracts with long tenors or reference prices that differ significantly from current market prices.

CREDIT DERIVATIVES. Credit derivatives are valued using inputs that may include credit correlation, repurchase rates and the extrapolation beyond observable limits of the swap yield curve and credit curves.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED)

9.   FAIR VALUE DISCLOSURE OF FINANCIAL INSTRUMENTS (CONTINUED)

LEVEL 3 DERIVATIVE CONTRACTS

Level 3 derivatives include credit derivatives and equity market derivatives, which are valued as described in Level 2 but have significant unobservable inputs and also include embedded derivatives which are principally valued using an income approach as explained in detail below. For Level 3 equity derivatives, significant Level 3 inputs generally include equity volatility inputs for options that are very long-dated. Valuations are based on present value techniques, which may utilize the swap yield curve and the spot equity and bond index level with significant unobservable inputs.

FAIR VALUE OF OTHER ASSETS AND LIABILITIES

     SIGNIFICANT UNOBSERVABLE INPUTS

The tables below present the ranges of significant unobservable inputs used to value the Company's Level 3 financial assets and liabilities. These ranges represent the significant unobservable inputs that were used in the valuation of each type of financial asset and liability. Weighted averages in the tables below are calculated by weighting each input by the relative fair value of the respective financial instruments. The ranges and weighted averages of these inputs are not representative of the appropriate inputs to use when calculating the fair value of any one financial asset or liability. Accordingly, the ranges of inputs presented below do not represent uncertainty in, or possible ranges of, fair value measurements of the Company's Level 3 financial assets and liabilities.

                                 LEVEL 3 ASSETS                                              RANGE OF SIGNIFICANT UNOBSERVABLE
LEVEL 3                       AS OF DECEMBER 2014         VALUATION TECHNIQUES AND             INPUTS (WEIGHTED AVERAGE) AS OF
FINANCIAL ASSETS                 (IN MILLIONS)        SIGNIFICANT UNOBSERVABLE INPUTS                   DECEMBER 2014
----------------------------  -------------------  -------------------------------------   ----------------------------------------
Corporate fixed maturities           $45           Internal pricing relying on trading
                                                   levels

                                                   Unobservable inputs
                                                    - Infrequent trading                   N/A

Equity securities                    $25           Internal pricing relying on trading
                                                   levels

                                                   Unobservable inputs
                                                    - Infrequent trading                   N/A

Other loans                          $22           Internal pricing relying on trading
                                                   levels

                                                   Unobservable inputs
                                                    - Infrequent trading                   N/A

Embedded derivatives -               $67           Discounted cash flows                   Discounted cash flows
modco loans                                         - Duration/Weighted                     - 0.1 to 25.3 (weighted average
                                                      Average Life                            is 8.2)
                                                    - Contractholder persistency            - 7.33% to 11.48% (weighted
                                                                                               average is 8.96%)

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED)

9.   FAIR VALUE DISCLOSURE OF FINANCIAL INSTRUMENTS (CONTINUED)

                                   LEVEL 3
                              LIABILITIES AS OF        VALUATION TECHNIQUES AND              RANGE OF SIGNIFICANT UNOBSERVABLE
LEVEL 3                         DECEMBER 2014          SIGNIFICANT UNOBSERVABLE              INPUTS (WEIGHTED AVERAGE) AS OF
FINANCIAL LIABILITIES            (IN MILLIONS)                 INPUTS                                   DECEMBER 2014
----------------------------  -----------------  -------------------------------------   -----------------------------------------
FAFLIC Closed Block policy           $655        Discounted cash flows                   Discounted cash flows
liabilities                                       - Mortality rates                       - 3% to 8%
                                                  - Lapse rates                           - 2% to 4%

ILICO Closed Block policy            $829        Fair value of closed block              The range of expenses is $60 - $100 per
liabilities                                      assets plus present value of            policy. The weighted average is $78 per
                                                 expenses paid from the open             policy increased by inflation plus an
                                                 block plus the cost of capital          additional $72/policy to cover conversion
                                                 held in support of the                  costs in the two years following
                                                 liabilities. Unobservable               acquisition. The risk margin is 1.96% of
                                                 inputs are a market                     the liability. The cost of capital is
                                                 participant's view of the               13.8%.
                                                 expenses, a risk margin on the
                                                 uncertainty of the level of
                                                 expenses, and a cost on the
                                                 capital held in support of the
                                                 liabilities.

Amerus Closed Block policy           $75         Present value of expenses paid          The range of expenses is $60 - $100 per
liabilities                                      from the open block plus the            policy. The weighted average is $80 per
                                                 cost of capital held in                 policy increased by inflation plus an
                                                 support of the liabilities.             additional $72/policy to cover conversion
                                                 Unobservable inputs are a               costs in the two years following
                                                 market participant's view of            acquisition. The risk margin is 13.55% of
                                                 the expenses, a risk margin on          the liability. The cost of capital is
                                                 the uncertainty of the level            13.8%.
                                                 of expenses, and a cost of
                                                 capital on the capital held in
                                                 support of the liabilities.

Embedded derivatives -               $112        Discounted cash flows                   Discounted cash flows
funds withheld                                    - Duration/Weighted                     - 0.1 to 25.3 (weighted average is 8.2)
                                                    Average Life
                                                  - Contractholder                        - 7.33% to 11.48% (weighted average
                                                    persistency                             is 8.96%)

Embedded derivative - IUL            $695        ASC 815. Policy persistency is          Lapse rate is 2.5%.
product                                          the significant unobservable
                                                 input.

Embedded derivative -                $220        ASC 815. Policyholder behavior          Utilization weighted average is 3.35%.
annuity products                                 is the significant                      Lapse weighted average is 3.92%.
                                                 unobservable input including
                                                 utilization and lapse.

Policyholder liabilities            $1,665       Present value of best estimate          The weighted average risk margin is 0.11%.
assumed                                          liability cash flows.
                                                 Unobservable inputs include a
                                                 market participant view of the
                                                 risk margin included in the
                                                 discount rate which reflects
                                                 the riskiness of the cash
                                                 flows.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED)

9.   FAIR VALUE DISCLOSURE OF FINANCIAL INSTRUMENTS (CONTINUED)

Listed below explains the reasons of unobservability input for certain assets and liabilities.

LIMITED PARTNERSHIPS

Investments in certain limited partnerships such as mezzanine funds and private equity funds do not have a readily available determinable fair value. The Company values them using net asset value information provided by the general partner or manager of the investments. Since these valuations have significant unobservable inputs, they are generally included in Level 3 securities. Investments in other types of limited partnerships such as hedge funds where the underlying investments are generally liquid and have securities where the inputs are observable are included in Level 2 securities.

EMBEDDED DERIVATIVES -INDEXED UNIVERSAL LIFE PRODUCT

The Company has an embedded derivative liability related to fixed IUL policies where the returns are linked to the performance of a specified market index, subject to participation rates and caps. The Company participates in the economics of call options as discussed in Note 7. The change in the fair value of the embedded derivative is linked to the performance of the equity option.

EMBEDDED DERIVATIVES - ANNUITY PRODUCTS

See Note 7 for a discussion of the fair value of the Company's embedded derivatives on FIA product. The fair values of the Company's annuity contracts are estimated based on the contracts' cash surrender values and fair value of embedded derivatives. Given significant unobservable inputs are used to value these financial instruments, they are included in Level 3.

EMBEDDED DERIVATIVES - MODCO LOANS AND FUNDS WITHHELD

These embedded derivatives are principally valued using an income approach. Valuations are based on option pricing techniques, which utilize significant inputs that may include swap yield curve and implied volatilities. These embedded derivatives result in Level 3 classification because one or more of the significant inputs are not observable in the market or cannot be derived principally from, or corroborated by, observable market data. Significant unobservable inputs generally include the extrapolation beyond observable limits of the swap yield curve and implied volatilities, actuarial assumptions for policyholder behavior and mortality and the potential variability in policyholder behavior and mortality, nonperformance risk, counterparty credit spreads and cost of capital for purposes of calculating the risk margin.

CLOSED BLOCK POLICY LIABILITIES

Through its subsidiaries, the Company operates several closed blocks. The Company elected to account for these closed blocks under the fair value option. By utilizing market participant assumptions, the Closed Block policy liabilities contain unobservable inputs resulting in a fair value measurement of Level 3.

     FAFLIC CLOSED BLOCK POLICY LIABILITIES

The fair value of the FAFLIC Closed Block policy liabilities is calculated as the sum of the fair value of FAFLIC Closed Block assets, an adjustment to the fair value of FAFLIC Closed Block assets for non-performance risk, fair value of the FAFLIC Closed Block maintenance expenses and a risk margin based on the cost of holding capital to back the FAFLIC Closed Block.

The estimated fair value for the provision for maintenance expense is determined by calculating the annual cost associated with administering the applicable policies, including servicing costs as well as provisions for overhead, both adjusted for inflation. The annual cost is discounted at a fair value rate, approximating risk free, with a provision for non-performance risk.

The estimated fair value of the provision for cost of capital is determined by calculating an annual cost inherent in having to hold risk capital to back the business. This amount is generally determined by using standard regulatory metrics to determine how much capital should be held. The amount of capital held is reduced by the net investment income that would be earned from the assets backing the capital. The annual cost is discounted at a rate determined to approximate a market participant's hurdle rate.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED)

9.   FAIR VALUE DISCLOSURE OF FINANCIAL INSTRUMENTS (CONTINUED)

FAFLIC CLOSED BLOCK POLICY LIABILITIES (CONTINUED)

As the liability cash flows in total are based on the asset cash flows, the basic value of the liabilities is equal to the fair value of the FAFLIC Closed Block assets. By utilizing market participant assumptions, the FAFLIC Closed Block policy liabilities contain unobservable inputs resulting in a fair value measurement of Level 3.

ILICO AND AMERUS CLOSED BLOCK POLICY LIABILITIES

The Company elected the fair value option on the ILICO Closed Block insurance policies. The fair value of the ILICO Closed Block liability is calculated using the fair value of the assets supporting the Closed Block plus the present value of expected future commissions and expenses calculated in an actuarial appraisal model.

The Company assumed certain obligations relating to a Closed Block of business originating from Amerus. These obligations include the responsibility to pay for the expenses related to that Closed Block. A liability for this obligation is calculated equaling the present value of the projected expenses, discounted at current risk free rates with a provision for the Company's own credit risk. The liability also includes a provision for any cost of capital related to the obligation.

POLICYHOLDER LIABILITIES ASSUMED

The Company has chosen the fair value option for determining the value of policy liabilities reinsured on a funds withheld basis. The fair value of the funds withheld liabilities is equal to the present value of risk adjusted cash flows. At the time the liabilities were acquired, the fair value was determined by a full, actuarial appraisal with market participant assumptions. Risk adjustments were made to the mortality, persistency, and expense assumptions so that the present value of the risk adjusted cash flows equaled the actuarial appraisal value on the acquisition date. The present value uses a fair value rate, approximating a risk-free rate, with a provision for non-performance risk. By utilizing market participant assumptions, the funds withheld policy liabilities contain unobservable inputs resulting in a fair value measurement of Level 3.

TRANSFERS INTO OR OUT OF LEVEL 3:

Overall, transfers into and/or out of Level 3 are attributable to a change in the observability of inputs. Assets and liabilities are transferred into Level 3 when a significant input cannot be corroborated with market observable data. This occurs when market activity decreases significantly and underlying inputs cannot be observed, current prices are not available, and/or when there are significant variances in quoted prices, thereby affecting transparency. Assets and liabilities are transferred out of Level 3 when circumstances change such that a significant input can be corroborated with market observable data. This may be due to a significant increase in market activity, a specific event, or one or more significant input(s) becoming observable. Transfers into and/or out of any level are assumed to occur at the beginning of the period.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED)

9.   FAIR VALUE DISCLOSURE OF FINANCIAL INSTRUMENTS (CONTINUED)

The tables below set forth a summary of changes in the fair value of the Company's Level 3 financial assets and liabilities for the year ended December 31, 2014 and 2013. The tables reflect gains and losses for the full year for all financial assets and liabilities categorized as Level 3 as at December 31, 2014 and at December 31, 2013.

                                                                       NET
                                                                   UNREALIZED
                                                                     GAINS/
                                                                    (LOSSES)
                                                                   RELATING TO
                                                                   INSTRUMENTS
                                   BALANCE, AT        NET         STILL HELD AT
YEAR ENDED DECEMBER 31,             BEGINNING       REALIZED           THE                             TRANSFERS        BALANCE,
2014                               OF YEAR AS        GAINS/         REPORTING                           TO/FROM         AT END OF
(IN MILLIONS)                        REVISED        (LOSSES)          DATE          SETTLEMENTS         LEVEL 3           YEAR
------------------------------   --------------  -------------  ----------------  ---------------  ----------------  --------------
Financial Assets:
   Fixed maturities

      Corporate securities       $           --  $          --  $             --  $            45  $             --  $           45
                                 --------------  -------------  ----------------  ---------------  ----------------  --------------
   Total AFS fixed maturities                --             --                --               45                --              45
   Equity securities                         --             --                --               16                 9              25
   Other loans                               --             --                --               22                --              22
   Derivative contracts
      Embedded derivative -
         modco loans                         97             --               (30)              --                --              67
                                 --------------  -------------  ----------------  ---------------  ----------------  --------------
   Total derivative contracts                97             --               (30)              --                --              67
                                 --------------  -------------  ----------------  ---------------  ----------------  --------------
         Total assets            $           97  $          --  $            (30) $            83  $              9  $          159
                                 ==============  =============  ================  ===============  ================  ==============
Financial Liabilities:
   FAFLIC Closed Block
      policy liabilities                    638             (9)               26               --                --             655
   ILICO Closed Block
      policy liabilities                    823             --                 6               --                --             829
   Amerus Closed Block
      policy liabilities                     83             --                (8)              --                --              75
   Embedded derivatives
      - funds withheld                       97             --                15               --                --             112
      - IUL product                         605             --                90               --                --             695
      - annuity products                     --             62                --               29               129             220
   Policyholder liabilities               1,121             --               340               --               204           1,665
                                 --------------  -------------  ----------------  ---------------  ----------------  --------------
         Total liabilities       $        3,367  $          53  $            469  $            29  $            333  $        4,251
                                 ==============  =============  ================  ===============  ================  ==============

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED)

9.   FAIR VALUE DISCLOSURE OF FINANCIAL INSTRUMENTS (CONTINUED)

                                                                       NET
                                                                   UNREALIZED
                                                                     GAINS/
                                                                    (LOSSES)
                                                                   RELATING TO
                                                                   INSTRUMENTS
                                                     NET          STILL HELD AT                        TRANSFERS
YEAR ENDED DECEMBER 31,            BALANCE, AT     REALIZED            THE                              TO/FROM         BALANCE,
2013 AS REVISED                     BEGINNING       GAINS/          REPORTING                         LEVEL 3 AS       AT END OF
(IN MILLIONS)                       OF YEAR        (LOSSES)           DATE          SETTLEMENTS         REVISED          YEAR
------------------------------   --------------  -------------  ----------------  ---------------  ----------------  --------------
Financial Assets:
   Derivative contracts
      Equity market contracts                 1             --                (1)              --                --              --
      Embedded derivative-
         modco loans                         98             --                (1)              --                --              97
                                 --------------  -------------  ----------------  ---------------  ----------------  --------------
   Total derivative contracts                99             --                (2)              --                --              97
                                 --------------  -------------  ----------------  ---------------  ----------------  --------------
         Total assets            $           99  $          --  $             (2) $            --  $             --  $           97
                                 ==============  =============  ================  ===============  ================  ==============
Financial Liabilities:
   FAFLIC Closed Block
      policy liabilities                    692            (8)               (46)              --                --             638
   ILICO Closed Block
      policy liabilities                     --             --                (1)             (31)              855             823
   Amerus Closed Block
      policy liabilities                     --             --                 2               --                81              83
   Embedded derivatives
      - funds withheld                       98             --                (1)              --                --              97
      - IUL product                          --             --                95               --               510             605
   Policyholder liabilities                  --             10                --               --             1,111           1,121
                                 --------------  -------------  ----------------  ---------------  ----------------  --------------
         Total liabilities       $          790  $           2  $             49  $           (31) $          2,557  $        3,367
                                 ==============  =============  ================  ===============  ================  ==============

The following methods and assumptions are used to estimate the fair value of each class of financial instruments that are not held at fair value as required by ASC 825-10-15, FINANCIAL INSTRUMENT DISCLOSURES.

     MORTGAGE LOANS

The fair values of mortgages and other loans are estimated by discounting future cash flows using current rates at which similar loans would be made to borrowers with similar credit ratings and for the same remaining maturities.

     POLICY LOANS

For policy loans with fixed interest rates, estimated fair values are determined by using discounted cash flow models applied to groups of similar policy loans determined by the nature of the underlying insurance liabilities. Cash flow estimates are developed by applying a weighted-average interest rate to the outstanding principal balance of the respective group of policy loans and an estimated average maturity determined through experience studies of the past performance of policyholder repayment behavior for similar loans. These cash flows are discounted using current risk-free interest rates with no adjustment for borrower credit risk as these loans are fully collateralized by the cash surrender value of the underlying insurance policy. The estimated fair value for policy loans with variable interest rates approximates carrying value due to the absence of borrower credit risk and the short time period between interest rate resets, which presents minimal risk of a material change in estimated fair value due to changes in market interest rates.

     LIFE SETTLEMENT AND SINGLE PREMIUM IMMEDIATE ANNUITY ASSETS

The fair values of LS and SPIA assets are obtained by discounting the expected cash flows related to the LS and SPIA assets by swap rate plus a spread. The spread is calculated and fixed by matching the initial cash flow projections at purchase date with the LS and SPIA purchase price. Expected cash flows include: annuity payments received from SPIAs, premiums paid into LS and death benefit payments received on LS.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED)

9.   FAIR VALUE DISCLOSURE OF FINANCIAL INSTRUMENTS (CONTINUED)

     NOTES PAYABLE AND ACCRUED INTERESTS

The fair values of the notes payable and accrued interest was determined by using vendor pricing models.

     SECURITIES SOLD UNDER AGREEMENTS TO REPURCHASE

The Company participates in third party repurchase agreements. The notional value as of December 31, 2014 and 2013 was approximately $381 and $621 million. The Company posted $400 and $696 million in fixed maturity securities as collateral for these transactions as of December 31, 2014 and 2013, respectively. Fair value is estimated based on expected future cash flows and interest rates.

     INVESTMENT CONTRACTS (WITHOUT MORTALITY FEATURES)

Fair value of liabilities under supplementary contracts without life contingencies is estimated based on current fund balances and fair value of other individual contractholder funds represents the present value of future policy benefits.

FINANCIAL INSTRUMENTS NOT CARRIED AT FAIR VALUE

The following presents carrying amounts and fair values of the Company's financial instruments not carried at fair value as of December 31, 2014 and 2013:

                                                                          2014                                2013
                                                           --------------------------------    --------------------------------
                                                              CARRYING            FAIR            CARRYING           FAIR
(IN MILLIONS)                                                   VALUE             VALUE            VALUE             VALUE
-----------------------------------------------------      --------------    --------------    --------------    --------------
Financial Assets
   Mortgage loans                                          $        1,213    $        1,266    $          690    $          665
   Policy loans                                                       737               858               738               846
   LS and SPIA assets                                                 369               382               391               375
   Other loans                                                        189               187                97                97
   Other invested assets                                                8                 8                --                --
                                                           --------------    --------------    --------------    --------------
      Total financial assets                               $        2,516    $        2,701    $        1,916    $        1,983
                                                           ==============    ==============    ==============    ==============
Financial Liabilities
   Notes payable and accrued interest                      $          302               301    $           --    $           --
   Securities sold under agreements to repurchase                     381               381               621               621
   Supplementary contracts without life contingencies                   8                 8                 5                 5
   Other contractholder deposit funds                               2,975             3,007             3,594             3,623
                                                           --------------    --------------    --------------    --------------
      Total financial liabilities                          $        3,666    $        3,697    $        4,220    $        4,249
                                                           ==============    ==============    ==============    ==============

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED)

10.  CLOSED BLOCKS

Summarized financial information of the Company's Closed Blocks is as follows:


BALANCE SHEET AS OF DECEMBER 31,                                                                                  2013 AS
(IN MILLIONS)                                                                                       2014          REVISED
-------------------------------------------------------------------------------------------    --------------  --------------
Assets
   Investments
      Trading fixed maturities at fair value (amortized cost of $1,026)                        $        1,108           1,142
      Mortgage loans                                                                                       32              30
      Policy loans                                                                                        171             176
      Cash and cash equivalents                                                                            22             102
      Accrued investment income                                                                            17              18
      Other assets                                                                                         12              22
                                                                                               --------------  --------------
         Total assets                                                                          $        1,362           1,490
                                                                                               --------------  --------------
Liabilities
   Policy liabilities and accruals at fair value                                               $        1,449           1,432
   Policyholder dividend obligation at fair value (1)                                                      89              90
   Policyholder dividends payable at fair value (1)                                                        21              22
   Other liabilities                                                                                        6             164
                                                                                               --------------  --------------
         Total liabilities                                                                     $        1,565           1,708
                                                                                               --------------  --------------
Excess of Closed Block liabilities over assets designated to the Closed Blocks and maximum
   future earnings to be recognized from Closed Block assets and liabilities                   $          203             218
                                                                                               ==============  ==============

----------
(1) Included within Contractholder deposit funds and other policy liabilities in the accompanying Consolidated Balance Sheets.

STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31,                                              2013 AS
(IN MILLIONS)                                                                          2014          REVISED          2012
--------------------------------------------------------------------------------   ------------    -----------    ------------
Revenues
   Premiums and other income                                                       $         45             24              18
   Net investment income                                                                    125            (12)             56
   Net realized investment gains                                                              1             15              (5)
                                                                                   ------------    -----------    ------------
      Total revenues                                                                        171             27              69
                                                                                   ------------    -----------    ------------
Benefits and Expenses
   Policyholder benefits                                                                    150            (14)             71
   Other expenses                                                                             1              1              --
                                                                                   ------------    -----------    ------------
      Total benefits and expenses                                                           151            (13)             71
                                                                                   ------------    -----------    ------------

Net contribution from the Closed Blocks                                            $         20             40              (2)
                                                                                   ============    ===========    ============
Income Tax Expense
   Current                                                                                    1              5               1
   Deferral                                                                                  11             10              (2)
                                                                                   ------------    -----------    ------------
      Total income tax expense                                                               12             15              (1)

                                                                                   ------------    -----------    ------------
Net income                                                                         $          8             25              (1)
                                                                                   ============    ===========    ============

Many expenses related to the Closed Block operations are charged to the general operations of the Company; accordingly, the contributions from the Closed Blocks do not represent the actual profitability of the Closed Block operations.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED)

11.  INCOME TAXES

PROVISION FOR INCOME TAXES

The tables below present the components of the expense/(benefit) for taxes and a reconciliation of the U.S. federal statutory income tax rate to the Company's effective income tax rate.

FOR THE YEARS ENDED DECEMBER 31,                                                                    2013 AS
(IN MILLIONS)                                                                      2014             REVISED              2012
---------------------------------------------------------------------------  ----------------  -----------------  -----------------
Current income tax expense/(benefit)
  Federal                                                                    $             91  $             268  $              74
  State/local                                                                               3                 --                 --
                                                                             ----------------  -----------------  -----------------
    Total current income tax expense/(benefit)                                             94                268                 74
Deferred income tax expense/(benefit)
  Federal                                                                                   2               (253)              (112)
  State/local                                                                              (3)                --                 --
                                                                             ----------------  -----------------  -----------------
    Total deferred income tax expense/(benefit)                                            (1)              (253)              (112)
                                                                             ----------------  -----------------  -----------------
      Total income tax expense/(benefit)                                     $             93  $              15  $             (38)
                                                                             ================  =================  =================

FOR THE YEARS ENDED DECEMBER 31,                                                                    2013 AS
(IN MILLIONS)                                                                      2014             REVISED              2012
---------------------------------------------------------------------------  ----------------  -----------------  -----------------
Expected income tax benefit                                                  $            104  $              20  $             (33)
Addition/(reduction) in income tax resulting from:
  Dividend received deduction                                                              (4)                (4)                (4)
  Intercompany reinsurance on funds withheld trusts                                        (5)                --                 --
  Low income housing tax credits                                                           (2)                --                 --
  Prior years' federal income tax adjustment                                               --                 (1)                (1)
                                                                             ----------------  -----------------  -----------------
    Total income tax expense                                                 $             93  $              15  $             (38)
                                                                             ================  =================  =================

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED)

11.  INCOME TAXES (CONTINUED)

DEFERRED INCOME TAXES

Deferred income taxes reflect the net effects of temporary differences between financial reporting and tax bases of assets and liabilities. These temporary differences result in taxable or deductible amounts in future years and are measured using the tax rates and laws that will be in effect when such differences are expected to reverse. Valuation allowances are established to reduce deferred tax assets to the amount that more likely than not will be realized.

The table below presents the significant components of deferred tax assets and liabilities.

DECEMBER 31,                                                                                         2013 AS
(IN MILLIONS)                                                                       2014             REVISED
----------------------------------------------------------------------------  ----------------  -----------------
Deferred tax assets
  Insurance reserves                                                          $            560  $              58
  Sec. 848 capitalization                                                                  292                262
  Investments, net                                                                          --                 51
  Tax credit carryforwards                                                                   2                  4
  Loss carryforwards                                                                        27                 30
  Ceding commission                                                                         43                  2
  Accrued policyholder dividends                                                             6                  6
  Deferred compensation/accrued bonuses                                                      1                 --
  Deferred revenue liability                                                                44                 46
  Goodwill                                                                                  20                 99
  Other, net                                                                                 3                 --
                                                                              ----------------  -----------------
    Subtotal deferred tax assets                                                           998                558
  Valuation allowance                                                                       (2)                (4)
                                                                              ----------------  -----------------
      Total deferred tax assets, net                                          $            996  $             554
                                                                              ----------------  -----------------
Deferred tax liabilities
  Value of business acquired/deferred policy acquisition costs                $           (498) $            (291)
  Investments, net                                                                        (280)                --
  Fair value adjustment - Closed Block                                                     (35)               (16)
  Funds withheld                                                                          (121)                --
  Other, net                                                                                --                 (7)
                                                                              ----------------  -----------------
    Total deferred tax liabilities                                                        (934)              (314)
                                                                              ----------------  -----------------
      Total deferred tax assets/(liability), net                              $             62  $             240
                                                                              ================  =================

TAX ATTRIBUTES

The Company has recorded a valuation allowance of $2 million and $4 million against tax benefits from foreign tax credit carryforwards for the tax year ended December 31, 2014 and 2013, as it is the Company's opinion that it is more likely than not that these deferred tax assets will not be fully realized. In management's judgment, the remaining gross deferred tax asset will more likely than not be realized through reductions of future taxes, except as otherwise noted. This conclusion is based primarily on a review of expected taxable income and considers all available evidence, both positive and negative.

At December 31, 2014 the Company has foreign tax credit carryforwards of $2 million that will expire in 2015, at which time the corresponding valuation allowance will be released. Also at December 31, 2014 the Company has net operating loss carryforwards of $77 million that begin to expire in 2017 and no capital loss carryforwards. The net operating loss carryforwards were generated prior to 2006 and are subject to Internal Revenue Code Section 382 annual limitations of $14 million.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED)

11.  INCOME TAXES (CONTINUED)

UNRECOGNIZED TAX BENEFITS

The Company recognizes tax positions in the financial statements only when it is more likely than not that the position will be sustained on examination by the relevant taxing authority based on the technical merits of the position. A position that meets this standard is measured at the largest amount of benefit that will more likely than not be realized on settlement. A liability is established for differences between position taken in a tax return and amounts recognized in the financial statements. The Company believes that its income tax filing positions and deductions will be sustained on audit and does not anticipate any adjustments that will impact the Company's financial condition, results of operations or cash flows. As of December 31, 2014 or 2013, the Company did not record a liability related to accounting for uncertainty in income taxes.

REGULATORY TAX EXAMINATIONS

Subsidiaries in the Company's federal income tax returns are routinely audited by the Internal Revenue Service, and when appropriate, provisions are made in the financial statements in anticipation of the results of these audits. All years subsequent to and including 2011 remain open to examination by the Internal Revenue Service.

12.  DIVIDEND RESTRICTIONS

Several of the Company's subsidiaries are regulated insurance companies and subject to laws governing the payment of dividends to shareholders. These laws could impact the dividend paying ability of the Company's regulated subsidiaries.

Massachusetts has enacted laws governing the payment of dividends and other distributions to stockholders by insurers, which affect the dividend paying ability of the Company. The Company must obtain written approval from the Massachusetts Insurance Commissioner prior to the declaration of any dividend whilst it maintains a negative unassigned surplus.

The Company must meet minimum capital and surplus requirements under a risk-based capital ("RBC") formula. RBC is the standard measurement of an insurance company's required capital on a statutory basis. It is based on a formula calculated by applying factors to various assets, premium and statutory reserve items. The formula takes into account the risk characteristics of the insurer, including asset risk, insurance risk, interest rate risk and business risk. Regulatory action is tied to the amount of a company's surplus deficit under the RBC formula. The Company has an agreement with the Massachusetts Division of Insurance to maintain total adjusted capital levels at a minimum of 100% of the Company's Company Action Level, which was $375 million at December 31, 2014. Total adjusted capital for life insurance companies is defined as statutory capital and surplus, plus asset valuation reserve, plus 50% of dividends apportioned for payment and was $1,788 million at December 31, 2014, for the Company. FAFLIC, a Massachusetts domiciled insurance company, is subject to and in compliance with similar minimum capital and surplus requirements.

The payment of dividends by Accordia to the Company is regulated under Iowa law. Under Iowa law, Accordia may pay dividends only from the earned surplus arising from its business and must receive prior approval (or non-disapproval) of the Iowa Insurance Commissioner to pay any dividend that would exceed certain statutory limitations. Additionally, Accordia must meet minimum capital and surplus requirements under a RBC formula as described above. Total adjusted capital for life insurance companies is defined as statutory capital and surplus, plus asset valuation reserve, plus subsidiary asset valuation reserves, plus 50% of dividends apportioned for payment, plus 50% of subsidiary dividends apportioned for payment and was $530 million at December 31, 2014.

The payment of dividends by FLIC to the Company is regulated under Indiana law. Under Indiana law, the maximum amount of dividends that can be paid during a 12-month period by FLIC, without prior approval of the Indiana Insurance Commissioner, is limited to the greater of 10 percent of statutory capital and surplus at the end of the preceding year-end or the statutory net gain from operations for the preceding year as long as the dividend is paid from earned surplus. There were no dividends paid in 2014 by FLIC.

The payment of dividends by FNLIC to the Company is regulated under Texas law. Under Texas law, the maximum amount of dividends which can be paid during a 12-month period by FNLIC, without prior approval of the Texas Department of Insurance, is limited to the earned surplus as calculated in the Texas Analysis of Surplus Report.

Based on FLIC's statutory basis financial results for the year ended December 31, 2014, FLIC is able to pay up to $167 million in dividends during a 12-month period to its parent without prior approval in 2015. No dividends were paid in 2014 by FNLIC.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED)

13. VALUE OF BUSINESS ACQUIRED, DEFERRED ACQUISITION COSTS, UNEARNED REVENUE RESERVES AND UNEARNED FRONT-END LOADS

The following reflects the changes to the VOBA asset:

FOR THE YEARS ENDED DECEMBER 31,                                                                    2013 AS
(IN MILLIONS)                                                                      2014             REVISED
---------------------------------------------------------------------------  ----------------  -----------------
Balance, at beginning of year                                                $            534  $              63
  Business acquired                                                                       470                473
  Amortized to expense during the year (1)                                                (87)               (11)
  Adjustment for unrealized investment losses during the year                            (134)                 9
                                                                             ----------------  -----------------
Balance, at end of year                                                      $            783  $             534
                                                                             ================  =================

----------
    (1) These amounts are shown within Amortization of policy acquisition costs in the accompanying Consolidated Statements of Operations.

Estimated future amortization of VOBA as of December 31, 2014 is as follows:

(IN MILLIONS)
---------------------------------------------------------------------
2015                                                                   $             80
2016                                                                                 79
2017                                                                                 71
2018                                                                                 63
2019                                                                                 55
2020 and thereafter                                                                 435
                                                                       ----------------
  Total                                                                $            783
                                                                       ================

The following reflects the changes to the DAC asset:

FOR THE YEARS ENDED DECEMBER 31,                                                              2013 AS
(IN MILLIONS)                                                                 2014            REVISED
---------------------------------------------------------------------  ----------------  -----------------
Balance, at beginning of year                                          $            280  $             144
  Acquisition/Reinsurance                                                            --                152
  Deferral                                                                          356                 26
  Amortized to expense during the year (1)                                          (80)               (75)
  Adjustment for unrealized investment losses during the year                       (38)                33
                                                                       ----------------  -----------------
Balance, at end of year                                                $            518  $             280
                                                                       ================  =================

----------
    (1) These amounts are shown within Amortization of policy acquisition costs in the accompanying Consolidated Statements of Operations.

The following reflects the changes to the URR and UFEL:


FOR THE YEAR ENDED DECEMBER 31,                                                               2013 AS
(IN MILLIONS)                                                                2014             REVISED
--------------------------------------------------------------------   ----------------  -----------------
Balance, at beginning of year                                          $              4  $              --
  Deferrals during the year                                                         114                 11
  Amortized to income during the year                                               (55)                (7)
  Adjustment for unrealized investment losses during the year                       (56)                --
                                                                       ----------------  -----------------
Balance, at end of year                                                $              7  $               4
                                                                       ================  =================

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED)

14.  REINSURANCE

The Company seeks to diversify risk and limit its overall financial exposure through reinsurance. In addition, consistent with the overall business strategy, the Company assumes certain policy risks written by other insurance companies on a coinsurance, modco and funds withheld coinsurance basis. Under a coinsurance arrangement, depending upon the terms of the contract, the reinsurer may share in the risk of loss due to mortality or morbidity, lapses and the investment risk, if any, inherent in the underlying policy. Modco and funds withheld coinsurance differ from coinsurance in that the assets supporting the reserves are retained by the ceding company while the risk is transferred to the reinsurer.

The Company maintains a number of reinsurance treaties whereby the Company assumes on a coinsurance basis and modco basis life, fixed and variable annuities, UL and VUL insurance policies. The Company also maintains other reinsurance treaties including the cession of certain UL policies, certain individual disability income policies and discontinued accident and health insurance.

The effects of reinsurance on the Consolidated Balance Sheets were as follows:

FOR THE YEARS ENDED DECEMBER 31,                                                  2013 AS
(IN MILLIONS)                                                     2014            REVISED
----------------------------------------------------------  ---------------  ----------------
Policy liabilities and accruals:
  Direct                                                    $        14,251  $          3,233
  Assumed -- non-affiliated                                          15,431            14,835
                                                            ---------------  ----------------
    Total policy liabilities and accruals                            29,682            18,068
  Ceded -- affiliated                                                (5,364)           (7,179)
  Ceded -- non-affiliated (1)                                        (3,565)           (1,845)
                                                            ---------------  ----------------
    Total ceded policy liabilities and accruals                      (8,929)           (9,024)
                                                            ---------------  ----------------
    Net policy liabilities and accruals                     $        20,734  $          9,044
                                                            ===============  ================

----------
    (1) Reported within Reinsurance receivable on paid and unpaid losses, benefits, unearned premiums, modco and funds withheld coinsurance within the Consolidated Balance Sheets.

The Company determines the appropriate amount of reinsurance based on evaluation of the risks accepted and on market conditions (including the availability and pricing of reinsurance). The Company evaluates the financial condition of its reinsurers and monitors concentrations of credit risk. Based on its review of its reinsurers' financial statements and reputations in the reinsurance marketplace, the Company held no allowance for bad debts at December 31, 2014 and 2013.

As of December 31, 2014 and 2013, the Company had $2.7 billion and $2.5 billion of reinsurance receivables, respectively, with two counterparties related to modified coinsurance and funds withheld contracts. The assets supporting these receivables were held in trusts and not part of the respective counterparty's general accounts.

As of December 31, 2014 and 2013, the Company had $5.3 billion and $5.9 billion of reinsurance receivables, respectively, related to blocks of business reinsured with its affiliate, CwA Re.

The effects of reinsurance on the Consolidated Statements of Operations were as follows:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                             2014               2013               2012
------------------------------------------------------------------  ----------------  -----------------  -----------------
Life and accident and health insurance premiums:
  Direct                                                            $             94  $              20  $              20
  Assumed-- non-affiliated                                                       131                 43                 26
  Ceded-- non-affiliated                                                         (82)                (1)                (2)
                                                                    ----------------  -----------------  -----------------
    Net premiums                                                    $            143  $              62  $              44
                                                                    ================  =================  =================

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED)

14. REINSURANCE (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                                      2014               2013               2012
---------------------------------------------------------------------------  ----------------   ----------------   ----------------
Insurance and investment product fee income:
   Direct                                                                    $            277   $            135   $            120
   Assumed - non-affiliated                                                               776                300                150
   Ceded - affiliated                                                                     (90)               (86)               (65)
                                                                             ----------------   ----------------   ----------------
     Net insurance and investment product fee income                         $            963   $            349   $            205
                                                                             ================   ================   ================

FOR THE YEARS ENDED DECEMBER 31,                                                                    2013 AS
(IN MILLIONS)                                                                      2014             REVISED              2012
---------------------------------------------------------------------------  ----------------   ----------------   ----------------
Policy benefits, claims and losses and loss adjustment expenses:
   Direct                                                                    $            779   $            130   $            245
   Assumed - non-affiliated                                                             2,011                570                283
   Ceded - affiliated                                                                    (214)                (6)              (182)
   Ceded - non-affiliated                                                                (604)                11                 (7)
                                                                             ----------------   ----------------   ----------------
     Net policy benefits, claims and losses and loss adjustment expenses     $          1,972   $            705   $            339
                                                                             ================   ================   ================

15.  COMPOSITION OF OTHER ASSETS, LIABILITIES, INCOME AND EXPENSES

Other assets consist of the following:

DECEMBER 31,
(IN MILLIONS)                                                                      2014               2013
---------------------------------------------------------------------------  ----------------   ----------------
Railcars                                                                     $             70   $             76
Accounts receivable                                                                        19                  5
Deferred sales inducements                                                                  5                 --
Miscellaneous assets                                                                       30                 50
                                                                             ----------------   ----------------
   Total other assets                                                        $            124   $            131
                                                                             ================   ================

Accrued expenses and other liabilities consist of the following:

DECEMBER 31,
(IN MILLIONS)                                                                      2014               2013
---------------------------------------------------------------------------  ----------------   ----------------
Accrued expenses                                                             $            125   $             34
Account payable                                                                            43                 56
Tax liability                                                                              22                 26
Miscellaneous liabilities                                                                 118                 97
                                                                             ----------------   ----------------
   Total accrued expenses and other liabilities                              $            308   $            213
                                                                             ================   ================

Other income consists of the following:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                             2014               2013               2012
------------------------------------------------------------------  ----------------   ----------------   ----------------
Reinsurance administration fee                                      $             20   $             20   $             17
Railcar income                                                                    17                  8                 --
Miscellaneous income                                                               6                  1                  3
                                                                    ----------------   ----------------   ----------------
   Total other income                                               $             43   $             29   $             20
                                                                    ================   ================   ================

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED)

15. COMPOSITION OF OTHER ASSETS, LIABILITIES, INCOME AND EXPENSES (CONTINUED)

Other operating expenses consist of the following:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                                      2014               2013               2012
---------------------------------------------------------------------------  ----------------   ----------------   ----------------
Administrative expenses                                                      $            116   $             57   $             30
Employee related expenses                                                                 108                 40                 12
Technology expenses                                                                        15                  1                  1
Consulting and legal fees                                                                  18                 14                  5
Bank service charges                                                                       23                  1                 --
Taxes, licenses and fees                                                                   34                 11                  5
Commission expense                                                                         (1)               (77)                 7
Miscellaneous operating expenses                                                          112                 22                 10
                                                                             ----------------   ----------------   ----------------
   Total other operating expenses                                            $            425   $             69   $             70
                                                                             ================   ================   ================

16. COMMITMENTS AND CONTINGENCIES

COMMITMENTS

The Company has operational servicing agreements with third party administrators for policy administration over certain fixed annuity, traditional life, UL, variable annuity and VUL policies. Additionally, CwA is party to a third party professional services agreement regarding the management of aspects of its reinsurance portfolio.

The Company has financing arrangements with unaffiliated third parties to support the reserves of its affiliated captive reinsurers. Total fees expensed associated with these credit facilities were $13 million for the year ended December 31, 2014 and are included in Other operating expenses. As of December 31, 2014, the total capacity of the financing arrangements with third parties was $2 billion.

There were no outstanding balances from the financing arrangements with unaffiliated third parties as of December 31, 2014.

As of December 31, 2014, purchase commitments under agreements with third party administrators and other service providers were as follows:

(IN MILLIONS)
------------------------------
2015                            $             54
2016                                          16
2017                                          14
2018                                          11
2019                                           7
2020 and thereafter                           17
                                ----------------
   Total                        $            119
                                ================

CONTINGENCIES

  REGULATORY AND INDUSTRY DEVELOPMENTS

Unfavorable economic conditions may contribute to an increase in the number of insurance companies that are under regulatory supervision. This may result in an increase in mandatory assessments by state guaranty funds, or voluntary payments by solvent insurance companies to cover losses to policyholders of insolvent or rehabilitated companies. Mandatory assessments, which are subject to statutory limits, can be partially recovered through a reduction in future premium taxes in some states.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED)

16. COMMITMENTS AND CONTINGENCIES (CONTINUED)

  LITIGATION

The Company is involved from time to time in judicial, regulatory and arbitration proceedings concerning matters arising in connection with the conduct of its business. As part of the 2005 acquisition of CwA from The Hanover Insurance Group ("THG"), THG has agreed to indemnify the Company and Goldman Sachs ("GS") for certain matters. THG has also agreed to indemnify GS for certain litigation, regulatory matters and other liabilities related to the pre-closing activities of the transferred business. Management believes, based on currently available information, that the results of such proceedings, in the aggregate, will not have a material adverse effect on the Company's financial condition. Given the inherent difficulty of predicting the outcome of the Company's litigation and regulatory matters, particularly in cases or proceedings in which substantial or indeterminate damages or fines are sought, the Company cannot estimate losses or ranges of losses for cases or proceedings where there is only a reasonable possibility that a loss may be incurred. However, the Company believes that at the present time there are no pending or threatened lawsuits that would have a material adverse effect on the Consolidated Balance Sheets or Consolidated Statements of Operations.

  INDEMNIFICATION AGREEMENTS

In conjunction with Accordia acquisition, the Company has agreed to indemnify Athene for certain third party claims and the Company is maintaining a litigation accrual for the claims. The litigation accrual related to these claims was $9 million as of December 31, 2014.

17. RELATED PARTY TRANSACTIONS

During the year ended December 31, 2014, the Company had investment management services agreements with related parties under GS. The Company recorded expenses for these agreements of $22 million for the year ended December 31, 2014, and had $11 million payable at December 31, 2014.

During the year ended December 31, 2014, the Company had agreements with certain affiliates under GAFG. These affiliates agreed to provide personnel, management services, administrative support, the use of facilities, and such other services as the parties may agree from time to time. The Company recorded expenses of $153 million for the year ended December 31, 2014, and had $9 million payable at December 31, 2014.

The Company has a service agreement with Global Atlantic Financial Life Limited, a Cayman domiciled company and a wholly-owned direct subsidiary of GAFG, which can be terminated by either party upon applicable notice. Under the agreement, in 2014 the Company recorded expenses of $2 million related to certain employee compensation plans, including incentive interests and stock appreciation rights.

During 2014, the Company had agreements with Commonwealth Annuity and Life Reinsurance Company Limited ("CwA Re"), a Bermuda domiciled company and a wholly-owned indirect subsidiary of GAFG, under which CwA Re agreed to pay the Company certain fees for administration of ceded blocks of variable annuity, fixed annuity, universal life and individual life business. The Company received fee income from CwA Re of $20 million and had $5 million receivable at December 31, 2014.

During the year ended December 31, 2014, the Company received certain distribution and administration fees from affiliates under GS. The Company recorded income from these agreements of $4 million for the year ended December 31, 2014, and had $1 million receivable at December 31, 2014.

The Company has entered into several derivative transactions with affiliates, which resulted in income of $53 million for the year ended December 31, 2014. The Company had affiliated derivatives payables of $220 million for the year ended December 31, 2014.

The Company has entered into transactions with affiliates to purchase fixed maturities totaling $36 million for the year ended December 31, 2014. These transactions were recorded at fair value. There were no outstanding receivables at December 31, 2014 related to these transactions.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED)

18. PURCHASE ACCOUNTING

FORETHOUGHT FINANCIAL GROUP, INC.

On January 2, 2014, GAFG, through its wholly owned subsidiary FinCo, completed the acquisition of FFG contemplated in the Agreement and Plan of Merger (the "Agreement") dated September 25, 2013. Pursuant to the Agreement, FinCo acquired 100% of the issued and outstanding stock of FFG.

The aggregate purchase price of FFG was $616 million. The FFG acquisition allowed GAFG to invest its capital in an established distribution of fixed, indexed and variable annuities and preneed protection.

The FFG acquisition was accounted for under the acquisition method of accounting under ASC Topic 805. In accordance with ASC 805-20-30, all identifiable assets acquired and liabilities assumed were measured at fair value as of the acquisition date. The FFG acquisition will be subject to customary post-closing adjustments as the Company finalizes the determination and analysis of assets acquired and liabilities assumed. Pushdown accounting was used to derive the contributed values into the Company of FLIC and FNLIC. The following table summarizes the consideration paid for the acquisition and the determination of the fair value of assets acquired and liabilities assumed at the acquisition date for FLIC and FNLIC after the application of pushdown accounting:

FAIR VALUE
(IN MILLIONS)                                   JANUARY 2, 2014
--------------------------------------------  ------------------
ASSETS
   Available-for-sale fixed maturities,
     at fair value                            $            6,774
   Equity securities, at fair value                           29
   Commercial mortgage loans                                 456
   Policy loans                                                5
   Other invested assets                                      56
                                              ------------------
     Total investments                                     7,320
   Cash                                                      110
   Accrued investment income                                  78
   Value of business acquired                                470
   Intangible assets                                          23
   Derivative instruments receivable                          18
   Deferred income taxes                                      13
   Other assets                                                5
   Separate account assets                                   550
                                              ------------------
     Total assets                             $            8,587
                                              ------------------

LIABILITIES
   Future policy and benefit claims                        7,311
   Other liabilities                                           4
   Separate account liabilities                              550
                                              ------------------
     Total liabilities                        $            7,865
                                              ------------------
NET ASSETS ACQUIRED                           $              722
                                              ==================

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED)

18.  PURCHASE ACCOUNTING (CONTINUED)

The revenue and expenses from the acquisition date through December 31, 2014 are as follows:

REVENUES AND EXPENSES
(IN MILLIONS)
----------------------------------------------
REVENUES
   Premiums                                      $             22
   Insurance and investment product
     fee income                                               186
   Net investment income                                      399
   Net investment gains/(losses)                               38
   Other income                                                 6
                                                 ----------------
     Total revenues                              $            651

BENEFITS AND OTHER DEDUCTIONS
   Policy benefits, claims and losses
     and loss adjustment expenses                $            416
   Amortization of policy acquisition costs                    73
   Losses on derivative instruments                            14
   Other operating expenses                                   114
                                                 ----------------
     Total benefits, losses and expenses                      617
NET INCOME BEFORE INCOME TAXES                                 34
                                                 ----------------
   Income tax expense                                           9
                                                 ----------------
NET INCOME                                       $             25
                                                 ================

There was no goodwill recognized as part of the acquisition of FFG.

The Company recorded $23 million of intangible assets related to the FFG acquisition. The intangible assets included the distribution networks, trade name, internally-developed software, covenants not-to-compete and insurance licenses. The summary of the intangible assets are listed below:

(IN MILLIONS, EXCEPT AMORTIZATION PERIOD)        AMOUNT            AMORTIZATION PERIOD
------------------------------------------  ----------------   --------------------------
Distribution network                        $             10            10 years
Trade name                                                 5            15 years
Internally developed software                              1             3 years
Covenants not-to-compete                                   2             2 years
Insurance licenses                                         5         Indefinite life
                                            ----------------
   Total intangible assets                  $             23
                                            ================

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED)

18.  PURCHASE ACCOUNTING (CONTINUED)

ACCORDIA LIFE AND ANNUITY COMPANY

The Company's acquisition of Accordia qualified as a business combination and was accounted for by applying ASC 805 BUSINESS COMBINATIONS. The table below summarizes the amounts recognized at fair value for assets acquired and liabilities assumed and the resulting goodwill.

FAIR VALUE                                   OCTOBER 1, 2013 AS
(IN MILLIONS)                                     REVISED
--------------------------------------   --------------------------
Assets:
   Total investments                     $                    6,190
   Cash and cash equivalents                                    302
   VOBA                                                         473
   Other intangibles                                              7
   Other assets at fair value                                 1,573
                                         --------------------------
     Total assets acquired               $                    8,545
                                         --------------------------
Liabilities:
   Policyholder liabilities              $                    8,374
   Other liabilities at fair value                               47
                                         --------------------------
     Total liabilities assumed           $                    8,421
                                         --------------------------
   Goodwill                                                      (2)
                                         --------------------------
Total cash consideration                 $                      122
                                         ==========================

As a result of consideration of funds received from seller during the remeasurement period, the original $3 million of goodwill recognized as the result of the acquisition, resulted in negative goodwill. This $2 million of negative goodwill was recognized as a bargain purchase gain in the Consolidated Statements of Operations in 2014. Included in the assets acquired is VOBA, which reflects the estimated fair value of in-force contracts acquired and represents the portion of the purchase price that is allocated to the future profits embedded in the acquired contracts at the acquisition date. See Note 3 for additional explanation of VOBA. The assessment of fair value in accordance with ASC 805-20-25 included the establishment of intangible assets for VOBA, distribution relationships and various state licenses. See Note 24 for PGAAP remeasurement adjustments made to provisional purchase accounting at October 1, 2013.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED)

19.  INTANGIBLE ASSETS

The following table represents the changes in intangible assets:

                                                              DEFINITE          INDEFINITE      TOTAL INTANGIBLE
(IN MILLIONS)                               GOODWILL            LIFE               LIFE              ASSETS
--------------------------------------   ---------------   ---------------   ---------------   ------------------
Balance at December 31, 2013             $             3   $             5   $             7   $               15
   Purchase accounting remeasurement                  (3)               --                --                   (3)
   Acquisition- Intangible assets                     --                17                 6                   23
   Amortization                                       --                (4)               --                   (4)
                                         ---------------   ---------------   ---------------   ------------------
Balance at December 31, 2014             $            --   $            18   $            13   $               31
                                         ===============   ===============   ===============   ==================

The estimated future amortization of definite life intangible assets as of December 31, 2014 is as follow:

(IN MILLIONS)
--------------------------
2015                         $             4
2016                                       2
2017                                       2
2018                                       2
2019                                       1
2020 and thereafter                        7
                             ----------------
   Total                     $            18
                             ================

The indefinite life intangible assets are not subject to amortization. The definite life intangible assets are amortized over a period of 2 to 15 years.

20.  NOTES PAYABLE AND ACCRUED INTEREST

Notes payable was comprised of the following:

DECEMBER 31,
(IN MILLIONS)                                        2014             2013
---------------------------------------------   --------------   ---------------
Surplus note -- affiliated                      $          300   $            --
Accrued interest                                             2                --
                                                --------------   ---------------
   Total notes payable and accrued interest     $          302   $            --
                                                ==============   ===============

SURPLUS NOTE - AFFILIATED

On January 2, 2014, the Company issued a $300 million aggregate principal balance Surplus Note (the "Surplus Note") to its direct parent, FinCo. Interest on the Surplus Note is paid quarterly, accruing at a rate of interest corresponding to the FFG Term Loan. The outstanding principal balance on the Surplus Note is payable as follows: (i) 15% of the original principal amount on the one-year anniversary of issuance; (ii) 15% of the original principal balance on the 18-month anniversary of issuance; and (iii) the remaining outstanding principal balance on the second anniversary of issuance. All payments of principal and interest may be made only subject to the prior approval of the Commissioner of the Division of Insurance of the Office of Consumer Affairs and Business Regulation of the Commonwealth of Massachusetts (the "Commissioner").

The Surplus Note is subordinated in right of payment to the prior payment in full of all senior indebtedness, policy claims and prior claims of the Company, as those terms are used in Sections 180A through 180L1/2 of Chapter 175 of the Massachusetts General Laws and any successor provisions.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED)

20.  NOTES PAYABLE AND ACCRUED INTEREST (CONTINUED)

SURPLUS NOTE - AFFILIATED (CONTINUED)

Under the terms of the Surplus Note, the Company is subject to the affirmative and negative covenants of the FFG term loan ("Term Loan") to the extent they apply to the Company; and specifically the negative covenant that the Company maintain an RBC ratio of not less than 300% at the end of any fiscal quarter.

At December 31, 2014, the principal balance of the Surplus Note was $300 million. At that time, the Company had received approval from the Commissioner to make the first principal payment under the Surplus Note on the first anniversary of issuance.

The Company recognized $10 million and no interest expense on notes payable for the years ended December 31, 2014 and 2013, respectively.

Principal payments due on notes payable are as follows:

(IN MILLIONS)
-----------------------------
2015                             $           300

21.  STATUTORY FINANCIAL INFORMATION

Certain of the Company's regulated insurance subsidiaries are required to file financial statements with U.S. state regulatory authorities prepared on an accounting basis prescribed or permitted by their domiciliary state. Statutory surplus computed under those methodologies differ from shareholders' equity reported in accordance with U.S. GAAP primarily because fixed maturities are required to be carried at amortized cost, policy acquisition costs are expensed when incurred and asset valuation and interest maintenance reserves are required to be held. Life insurance reserves are calculated based upon different assumptions and the recognition of deferred tax assets is based on different recoverability assumptions.

Unaudited statutory capital and surplus was $1,654 million and $724 million for the Company as of December 31, 2014 and 2013, respectively.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED)

22.  EMPLOYEE BENEFIT PLANS

The Company has nonqualified defined benefit pension plans for certain agents. The measurement date for all defined benefit plans is December 31. The Company has nonqualifed supplemental defined pension plans ("SERP") to provide retirement benfits to certain agents. The net periodic benefit costs at December 31, 2014 were $1 million.

Weighted average assumptions used to determine net periodic benefit costs as of December 31, 2014 are as follows:

WEIGHTED AVERAGE ASSUMPTIONS                                       2014
---------------------------------------------------------   ------------------
a.   Weighted-average discount rate                                      4.70%
b.   Expected long-term rate of return on plan assets           Not applicable
c.   Rate of compensation increase                                      10.00%

The Company employs a building block approach in determining the expected long-term rate of return of plan assets. Historical markets are studied and long-term historical relationships between equities and fixed-income are preserved consistent with the widely accepted capital market principle that assets with higher volatility generate a greater return over the long run. Current market factors such as inflation and interest rates are evaluated before long-term market assumptions are determined. The long-term portfolio return is established utilizing a building block approach with proper consideration of diversification and rebalancing. Peer data and historical returns are reviewed to check for reasonability and appropriateness.

Additional year-end information for plans with accumulated benefit obligations in excess of plan assets at December 31, 2014 are as follows:

ACCUMULATED BENEFIT OBLIGATIONS IN EXCESS OF PLAN ASSETS
(IN MILLIONS)                                                      2014
---------------------------------------------------------   ------------------
Projected benefit obligation                                $               10
Accumulated benefit obligation                              $                9
Fair value of plan assets                                   $               --

Changes in the projected benefit obligation and plan assets at December 31, 2014 are as follows:

CHANGE IN BENEFIT OBLIGATION PENSION BENEFITS
(IN MILLIONS)                                                      2014
---------------------------------------------------------   ------------------
Benefit obligation, at beginning of year                    $               --
   Benefit obligation at date of transfer (5/1/2014)                        10
   Interest cost                                                            --
   Service cost                                                             --
   Liability actuarial loss                                                  1
   Benefits paid                                                            (1)
   Lump sum settlements                                                     --
                                                            ------------------
Benefit obligation, at end of year                          $               10
                                                            ==================

CHANGE IN PLAN ASSETS
(IN MILLIONS)                                                      2014
---------------------------------------------------------   ------------------
Fair value of plan assets, at beginning of year             $               --
   Actual return on plan assets                                             --
   Reporting entity contributions                                            1
   Benefits paid                                                            (1)
   Lump sum settlements                                                     --
                                                            ------------------
Fair value of plan asets, at end of year                    $               --
                                                            ==================

Funded status at December 31, 2014                          $              (10)
                                                            ==================

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED)

22.  EMPLOYEE BENEFIT PLANS (CONTINUED)

The underfunded status amounts shown above have been recognized in the Company's Consolidated Financial Statements and are included in accrued expenses and other liabilities.

(IN MILLIONS)                                                        2014
-------------------------------------------------------------   ---------------
Net asset and benefit obligation losses                         $             1
Amortization or settlement recognition of net gains/(losses)                 --
                                                                ---------------
Net amount recognized                                           $             1
                                                                ===============

Weighted average assumptions used to determine projected benefit obligations as of December 31, 2014 are as follows:

WEIGHTED AVERAGE ASSUMPTIONS                                       2014
---------------------------------------------------------   ------------------
a.   Weighted--average discount rate                                     3.86%
b.   Rate of compensation increase                                      10.00%
c.   Measurement date                                        December 31, 2014

No plan assets are expected to be returned to the Company during the next 12 month period.

The Company does not have any regulatory contribution requirements for 2014.

The following table illustrates the estimated pension benefits that are projected to be paid:

YEARS                                                             AMOUNT
---------------------------------------------------------   ------------------
2015                                                        $               --
2016                                                                        --
2017                                                                        --
2018                                                                        --
Years 2019 - 2023                                           $                3

Effective May 1, 2014 the Company assumed, and received assets for, the sponsorship of a nonqualified defined contribution pension plan covering career distribution system agents for from Athene, the liability for these pension plans was $38 million at December 31, 2014. Expenses of $3 million have been recognized in association with this plan through December 31, 2014.

Effective May 1, 2014, the Company assumed, and received assets for, obligations arising from non-qualified defined contribution plans for agents that are now in payout status. The periodic payments to agents are fixed in amount and the payment terms are either term certain or life contingent. The Company recognized a liability of $24 million at December 31, 2014 for these obligations. Expenses of $5 million have been recognized in association with this plan through December 31, 2014.

23.  SUBSEQUENT EVENTS

The Company evaluated all events and transactions through April 24, 2015, the date the accompanying Consolidated Financial Statements were issued, that would merit recognition or disclosures in the Consolidated Financial Statements and determined there were none, except for the following:

On January 1, 2015, FLIC entered into a reinsurance agreement with CwA Re for certain variable annuity reinsurance contracts issued by FLIC. CwA Re will assume these variable annuities on a coinsurance basis.

On January 23, 2015, the Company entered into a reinsurance agreement with a new counterparty, whereby it assumed approximately $725 million of assets, $700 million of fixed annuity reserves and $25 million ceding commission. The Company will retrocede 80% of the business to CwA Re pending approval from the Massachusetts Department of Insurance.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED)

23. SUBSEQUENT EVENTS (CONTINUED)

On January 30, 2015, the Company entered into a reinsurance agreement with an existing counterparty effective April 1, 2015, whereby the Company agreed to assume additional universal life and variable universal life business. On April 1, 2015, the Company received approval from the Massachusetts Department of Insurance to retrocede 100% of this business to CwA Re on a funds withheld basis.

In February 2015, the Revolving Credit Facility, entered into as borrowers by FinCo and certain of it's subsidiaries, including the Company, on December 31, 2013, was terminated and all guarantees were released.

24. REVISIONS TO 2013 AUDITED FINANCIAL STATEMENTS

Due to the timing of the Accordia acquisition in October 2013, purchase accounting reflected in the financial statements as of and for the year ended December 31, 2013 was provisional. The Company finalized amounts for VOBA, DAC and future policy benefits in 2014 as it obtained the information necessary to complete the measurement processes resulting in retrospective adjustments to the provisional amounts recognized at the acquisition date. In addition, the Company determined that there was an error in income recognition and reserve valuation for the year ended December 31, 2013. Such misstatements were not considered by the Company to be material, but were revised in the 2013 financial statements. A summary of significant financial statement line items changed as a result of the measurement period adjustments and mistatement is as follows: changed as a result of the restatement is as follows:

CONSOLIDATED BALANCE SHEET

                                                                                               2013
                                                                  --------------------------------------------------------------
                                                                       AS          MEASUREMENT       IMMATERIAL
                                                                   PREVIOUSLY         PERIOD         REPORTING
                                                                    REPORTED      ADJUSTMENTS(a)     ERRORS(b)      AS REVISED
                                                                  -------------   --------------   -------------   -------------
ASSETS

Mortgage loans (includes mortgage loans carried at fair value
 of $30 in 2013)                                                  $         722   $           --   $          (2)  $         720
                                                                  -------------   --------------   -------------   -------------
     Total investment                                                    14,640               --              --          14,638
                                                                  -------------   --------------   -------------   -------------

Value of business acquired (intangible)                                     425              107               2             534
Deferred policy acquisition costs                                           276                3               1             280
Deferred federal income taxes                                               248               (8)             --             240
                                                                  -------------   --------------   -------------   -------------
     Total assets                                                 $      29,447   $          102   $           1   $      29,550
                                                                  =============   ==============   =============   =============

LIABILITIES

Policy liabilities and accruals:
 Future policy benefits (includes liabilities with a fair value
  of $3,081 in 2013)                                              $      13,704   $           95   $          --   $      13,799
Contractholder deposit funds and other policy liabilities
 (includes liabilities with a fair value of $121 in 2013)                 4,106               (1)             --           4,105
                                                                  -------------   --------------   -------------   -------------
     Total policy liabilities and accruals                               17,974               94              --          18,068
                                                                  -------------   --------------   -------------   -------------
     Total liabilities                                            $      28,394   $           94   $          --   $      28,488
                                                                  -------------   --------------   -------------   -------------

SHAREHOLDERS' EQUITY

Accumulated other comprehensive income                            $         199   $           --               3   $         202
Retained earnings                                                            36                8              (2)             42
                                                                  -------------   --------------   -------------   -------------
     Total shareholders' equity                                           1,053                8               1           1,062
                                                                  -------------   --------------   -------------   -------------
     Total liabilities and shareholders' equity                   $      29,447   $          102   $           1   $      29,550
                                                                  =============   ==============   =============   =============

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED)

24. REVISIONS TO 2013 AUDITED FINANCIAL STATEMENTS (CONTINUED)

CONSOLIDATED STATEMENT OF OPERATIONS

                                                                                               2013
                                                                  --------------------------------------------------------------
                                                                       AS          MEASUREMENT       IMMATERIAL
                                                                   PREVIOUSLY         PERIOD         REPORTING
                                                                    REPORTED      ADJUSTMENTS(a)     ERRORS(b)      AS REVISED
                                                                  -------------   --------------   -------------   -------------
REVENUES

Net investment income                                             $         294   $           --   $          (6)  $         288
                                                                  -------------   --------------   -------------   -------------
     TOTAL REVENUES                                                         881               --              (6)            875
                                                                  -------------   --------------   -------------   -------------

BENEFITS, LOSSES AND EXPENSES

Policy benefits, claims, losses and loss adjustment expenses                716              (11)             --             705
Amortization of policy acquisition costs                                     91               (2)             (3)             86
                                                                  -------------   --------------   -------------   -------------
     TOTAL BENEFITS, LOSSES AND EXPENSES                                    836              (13)             (3)            820
                                                                  -------------   --------------   -------------   -------------

INCOME BEFORE FEDERAL INCOME TAXES                                           45               13              (3)             55
                                                                  -------------   --------------   -------------   -------------

FEDERAL INCOME TAX EXPENSE

Deferred income tax expense/(benefit)                                      (257)               5              (1)           (253)
                                                                  -------------   --------------   -------------   -------------

     Total federal income tax expense/(benefit)                              11                5              (1)             15
                                                                  -------------   --------------   -------------   -------------

NET INCOME                                                                   34                8              (2)             40
                                                                  -------------   --------------   -------------   -------------
NET INCOME ATTRIBUTABLE TO THE COMPANY                            $          34   $            8   $          (2)  $          40
                                                                  =============   ==============   =============   =============

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED)

24. REVISIONS TO 2013 AUDITED FINANCIAL STATEMENTS (CONTINUED)

CONSOLIDATED STATEMENT OF COMPREHENSIVE INCOME

                                                                                               2013
                                                                  --------------------------------------------------------------
                                                                        AS          MEASUREMENT     IMMATERIAL
                                                                    PREVIOUSLY         PERIOD        REPORTING
                                                                     REPORTED      ADJUSTMENTS(a)    ERRORS(b)       AS REVISED
                                                                  -------------   --------------   -------------   -------------
Net income, including non-controlling interests                   $          34   $            8   $          (2)  $          40

Other comprehensive loss, before tax:
    Net unrealized investment losses:
    Unrealized investment losses for the period on unimpaired
     available-for-sale securities (noncredit portion)                     (104)              --               4            (100)
                                                                  -------------   --------------   -------------   -------------
      Net unrealized investment losses on available-for-sale
       securitines                                                         (224)              --               4            (220)
                                                                  -------------   --------------   -------------   -------------
           Total                                                           (224)              --               4            (220)

    Other comprehensive loss before taxes                                  (182)              --               4            (178)

Less: Income tax benefit related to:
    Net unrealized investment losses                                         78               --              (1)             77
                                                                  -------------   --------------   -------------   -------------
           Total                                                             63               --              (1)             62
                                                                  -------------   --------------   -------------   -------------
Other comprehensive loss, net of taxes                                     (119)              --               3            (116)
                                                                  -------------   --------------   -------------   -------------
Total comprehensive loss                                                    (85)               8               1             (76)
                                                                  -------------   --------------   -------------   -------------
TOTAL COMPREHENSIVE LOSS ATTRIBUTABLE TO THE COMPANY              $         (85)  $            8   $           1   $         (76)
                                                                  =============   ==============   =============   =============

CONSOLIDATED STATEMENT OF SHAREHOLDERS' EQUITY

                                                                                                2013
                                                                  --------------------------------------------------------------
                                                                        AS          MEASUREMENT     IMMATERIAL
                                                                    PREVIOUSLY        PERIOD         REPORTING
                                                                     REPORTED     ADJUSTMENTS(a)     ERRORS(b)       AS REVISED
                                                                  -------------   --------------   -------------   -------------
Net income                                                        $          34   $            8   $          (2)  $          40
Retained earnings                                                            36                8              (2)             42
Other comprehensive loss                                                   (119)              --               3            (116)
Accumulated other comprehensive income                                      199               --               3             202
                                                                  -------------   --------------   -------------   -------------
TOTAL STOCKHOLDERS' EQUITY                                        $       1,053   $            8   $           1   $       1,062
                                                                  =============   ==============   =============   =============

CONSOLIDATED STATEMENT OF CASH FLOWS

                                                                                                2013
                                                                  --------------------------------------------------------------
                                                                        AS          MEASUREMENT     IMMATERIAL
                                                                    PREVIOUSLY        PERIOD         REPORTING
                                                                     REPORTED     ADJUSTMENTS(a)     ERRORS(b)      AS REVISED
                                                                  -------------   --------------   -------------   -------------
CASH FLOWS FROM OPERATING ACTIVITIES
   Net income, including non-controlling interests                $          34   $            8   $          (2)  $          40
   Adjustments to reconcile net income to net cash provided
    by operating activities:
     Changes in fair value of trading fixed maturities and
      equity securities                                                      47               --              (2)             45
     Net amortization and depreciation                                       94               (2)             (3)             89
     Deferred federal income tax                                           (299)               5              (1)           (295)
     Change in deferred acquisition costs                                   (26)              --               5             (21)
     Change in policy liabilities and accruals, net                         315              (11)             --             304
     Change in accrued expenses and other liabilities                       312               --               3             315

----------
(a) The measurement period adjustments primarily reflect: (i) model refinements to the fair value liability calculations; (ii) assumption changes that better reflect both policyholder experience and policy performance; (iii) model refinesments to certain universal life products with no lapse guarantees. The measurement period adjustments were made to reflect facts and circumstances existing as of the acquisition date, and did not result from intervening events subsequent to the acquisition date.
(b) The immaterial reporting errors primarily reflect; (i) a calculation difference within the investment accounting system for income recognition on residential backed mortgage securities; (ii) changes in certain assumptions impacting the estimated gross profits for certain life products; and (iii) financial statement line classification for certain commercial mortgage loans.

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of Commonwealth Annuity and
Life Insurance Company and the Contract Owners of
Commonwealth Annuity Separate Account A of
Commonwealth Annuity and Life Insurance Company:

In our opinion, the accompanying individual statements of assets and liabilities, and the related individual statements of operations and of individual changes in net assets present fairly, in all material respects, the financial position of AllianceBernstein VPS Intermediate Bond Portfolio Class B, AllianceBernstein VPS International Value Portfolio Class B, AllianceBernstein VPS Small Cap Growth Portfolio Class B, AllianceBernstein VPS Small/Mid Cap Value Portfolio Class B, Fidelity VIP Contrafund(R) Portfolio Service Class 2, Fidelity VIP Disciplined Small Cap Portfolio Service Class 2, Fidelity VIP Equity-Income Portfolio Service Class 2, Fidelity VIP Freedom 2005 Portfolio Service Class 2, Fidelity VIP Freedom 2010 Portfolio Service Class 2, Fidelity VIP Freedom 2015 Portfolio Service Class 2, Fidelity VIP Freedom 2020 Portfolio Service Class 2, Fidelity VIP Freedom 2025 Portfolio Service Class 2, Fidelity VIP Freedom 2030 Portfolio Service Class 2, Fidelity VIP Freedom 2035 Portfolio Service Class 2, Fidelity VIP Freedom 2040 Portfolio Service Class 2, Fidelity VIP Freedom 2045 Portfolio Service Class 2, Fidelity VIP Freedom 2050 Portfolio Service Class 2, Fidelity VIP Freedom Income Portfolio Service Class 2, Fidelity VIP Growth Opportunities Portfolio Service Class 2, Fidelity VIP Index 500 Portfolio Service Class 2, Fidelity VIP Mid Cap Portfolio Service Class 2, Fidelity VIP Overseas Portfolio Service Class 2, Fidelity VIP Strategic Income Portfolio Service Class 2, FT VIP Franklin Income VIP Fund Class 2, FT VIP Franklin Mutual Global Discovery VIP Fund Class 2, FT VIP Franklin Mutual Shares VIP Fund Class 2, FT VIP Franklin Small Cap Value VIP Fund Class 2, FT VIP Templeton Growth VIP Fund Class 2, Goldman Sachs Balanced Strategy Portfolio Class A, Goldman Sachs Equity Growth Strategy Portfolio Class A, Goldman Sachs Growth and Income Strategy Portfolio Class A, Goldman Sachs Growth Strategy Portfolio Class A, Goldman Sachs International Real Estate Securities Fund Class A, Goldman Sachs Real Estate Securities Fund Class A, Goldman Sachs Technology Tollkeeper Fund Class A, Goldman Sachs VIT Core Fixed Income Fund Service Shares, Goldman Sachs VIT Equity Index Fund Service Shares, Goldman Sachs VIT Global Markets Navigator Fund Service Shares, Goldman Sachs VIT Growth Opportunities Fund Service Shares, Goldman Sachs VIT High Quality Floating Rate Fund Service Shares, Goldman Sachs VIT Large Cap Value Fund Service Shares, Goldman Sachs VIT Mid Cap Value Fund Service Shares, Goldman Sachs VIT Money Market Fund Service Shares, Goldman Sachs VIT Small Cap Equity Insights Fund Service Shares, Goldman Sachs VIT Strategic Growth Fund Service Shares, Goldman Sachs VIT Strategic International Equity Fund Service Shares, Goldman Sachs VIT U.S. Equity Insights Fund Service Shares, Invesco V.I. American Franchise Fund Series II Shares, Invesco V.I. Core Equity Fund Series II Shares, Invesco V.I. Global Health Care Fund Series II Shares, Invesco V.I. Mid Cap Core Equity Fund Series II Shares, Janus Aspen Enterprise Portfolio Service Shares, Janus Aspen Forty Portfolio Service Shares, Janus Aspen Perkins Mid Cap Value Portfolio Service Shares, MFS(R) New Discovery Series Service Class, MFS(R) Utilities Series Service Class, Oppenheimer Capital Income Fund/VA Service Shares, Oppenheimer Global Fund/VA Service Shares, Oppenheimer Global Strategic Income Fund/VA Service Shares, Oppenheimer Main Street Small Cap Fund(R)/VA Service Shares, Pioneer Disciplined Value VCT Portfolio Class II, Pioneer Emerging Markets VCT Portfolio Class II, Pioneer Mid Cap Value VCT Portfolio Class II and Pioneer Select Mid Cap Growth VCT Portfolio Class I constituting Commonwealth Annuity Separate Account A of Commonwealth Annuity and Life Insurance Company (the "Separate Account") at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts
March 31, 2015

COMMONWEALTH ANNUITY SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 2014

                                                                            ALLIANCE-          ALLIANCE-          ALLIANCE-
                                                                          BERNSTEIN VPS      BERNSTEIN VPS      BERNSTEIN VPS
                                                                           INTERMEDIATE      INTERNATIONAL        SMALL CAP
                                                                          BOND PORTFOLIO    VALUE PORTFOLIO    GROWTH PORTFOLIO
                                                                             CLASS B            CLASS B            CLASS B
                                                                         ----------------   ----------------   ----------------
ASSETS:
Investments in shares of the Underlying Funds, at fair value             $        674,335   $        153,566   $        537,969
                                                                         ----------------   ----------------   ----------------
  Total assets                                                                    674,335            153,566            537,969

LIABILITIES:                                                                           --                 --                 --
                                                                         ----------------   ----------------   ----------------
  Net assets                                                             $        674,335   $        153,566   $        537,969
                                                                         ================   ================   ================

NET ASSETS BY CATEGORY:
  Accumulation reserves                                                           674,335            153,566            537,969
  Payout reserves                                                                      --                 --                 --
                                                                         ----------------   ----------------   ----------------
                                                                         $        674,335   $        153,566   $        537,969
                                                                         ================   ================   ================

Investments in shares of the Underlying Funds, at cost                   $        693,361   $        156,122   $        485,341
Underlying Fund shares held                                                        59,888             11,452             26,898

Units outstanding and unit fair values by distribution category:
Commonwealth Annuity Advantage IV:
  Units outstanding, December 31, 2014                                            223,668             26,963            104,684
  Unit fair value, December 31, 2014                                     $       1.364790   $       0.626938   $       1.674540

Commonwealth Annuity Advantage IV (with Optional Step-Up
  Death Benefit Charge Rider):
  Units outstanding, December 31, 2014                                                 --                 --                 --
  Unit fair value, December 31, 2014                                     $       1.344635   $       0.617666   $       1.649856

Commonwealth Annuity Advantage IV (with Optional No Withdrawal
  Charge Rider):
  Units outstanding, December 31, 2014                                             53,655                 99             22,238
  Unit fair value, December 31, 2014                                     $       1.329690   $       0.610803   $       1.631452

Commonwealth Annuity Advantage IV (with Optional Step-Up
  Death Benefit Charge and No Withdrawal Charge Rider):
  Units outstanding, December 31, 2014                                                 --                 --                 --
  Unit fair value, December 31, 2014                                     $       1.309981   $       0.601729   $       1.607265

Commonwealth Annuity Preferred Plus:
  Units outstanding, December 31, 2014                                            221,017            221,161            194,860
  Unit fair value, December 31, 2014                                     $       1.344468   $       0.617657   $       1.649449

Commonwealth Annuity Preferred Plus (with Optional Rider):
  Units outstanding, December 31, 2014                                                438                 --              3,064
  Unit fair value, December 31, 2014                                     $       1.324605   $       0.608554   $       1.625127

Commonwealth Annuity Horizon:
  Units outstanding, December 31, 2014                                                 --                 --                 --
  Unit fair value, December 31, 2014                                     $       1.167850   $       1.076798   $       1.956922

The accompanying notes are an integral part of these financial statements.

COMMONWEALTH ANNUITY SEPARATE ACCOUNT A

DECEMBER 31, 2014

                                                                            ALLIANCE-
                                                                          BERNSTEIN VPS       FIDELITY VIP       FIDELITY VIP
                                                                          SMALL/MID CAP      CONTRAFUND(R)     DISCIPLINED SMALL
                                                                         VALUE PORTFOLIO       PORTFOLIO        CAP PORTFOLIO
                                                                             CLASS B        SERVICE CLASS 2    SERVICE CLASS 2
                                                                         ----------------   ----------------   ----------------
ASSETS:
Investments in shares of the Underlying Funds, at fair value             $        873,512   $      1,938,638   $        158,186
                                                                         ----------------   ----------------   ----------------
  Total assets                                                                    873,512          1,938,638            158,186

LIABILITIES:                                                                           --                 --                 --
                                                                         ----------------   ----------------   ----------------
  Net assets                                                             $        873,512   $      1,938,638   $        158,186
                                                                         ================   ================   ================

NET ASSETS BY CATEGORY:
  Accumulation reserves                                                           873,512          1,938,638            158,186
  Payout reserves                                                                      --                 --                 --
                                                                         ----------------   ----------------   ----------------
                                                                         $        873,512   $      1,938,638   $        158,186
                                                                         ================   ================   ================

Investments in shares of the Underlying Funds, at cost                   $        807,747   $      1,595,054   $        149,478
Underlying Fund shares held                                                        40,088             52,824             10,553

Units outstanding and unit fair values by distribution category:
Commonwealth Annuity Advantage IV:
  Units outstanding, December 31, 2014                                            101,149            688,248             74,486
  Unit fair value, December 31, 2014                                     $       1.621155   $       1.689391   $       1.756589

Commonwealth Annuity Advantage IV (with Optional Step-Up
  Death Benefit Charge Rider):
  Units outstanding, December 31, 2014                                                 --                 --                 --
  Unit fair value, December 31, 2014                                     $       1.597219   $       1.673504   $       1.740036

Commonwealth Annuity Advantage IV (with Optional No Withdrawal
  Charge Rider):
  Units outstanding, December 31, 2014                                             16,764            110,158              5,453
  Unit fair value, December 31, 2014                                     $       1.579459   $       1.661649   $       1.727693

Commonwealth Annuity Advantage IV (with Optional Step-Up
  Death Benefit Charge and No Withdrawal Charge Rider):
  Units outstanding, December 31, 2014                                                 --                 --                 --
  Unit fair value, December 31, 2014                                     $       1.556060   $       1.645911   $       1.711332

Commonwealth Annuity Preferred Plus:
  Units outstanding, December 31, 2014                                            427,874            348,128             10,254
  Unit fair value, December 31, 2014                                     $       1.596394   $       1.673480   $       1.740993

Commonwealth Annuity Preferred Plus (with Optional Rider):
  Units outstanding, December 31, 2014                                                 --              6,121                 --
  Unit fair value, December 31, 2014                                     $       1.572757   $       1.657670   $       1.724541

Commonwealth Annuity Horizon:
  Units outstanding, December 31, 2014                                                 --                 82                 40
  Unit fair value, December 31, 2014                                     $       1.668170   $       1.735027   $       1.800517

The accompanying notes are an integral part of these financial statements.

COMMONWEALTH ANNUITY SEPARATE ACCOUNT A

DECEMBER 31, 2014

                                                                           FIDELITY VIP       FIDELITY VIP       FIDELITY VIP
                                                                          EQUITY-INCOME       FREEDOM 2005       FREEDOM 2010
                                                                            PORTFOLIO          PORTFOLIO          PORTFOLIO
                                                                         SERVICE CLASS 2    SERVICE CLASS 2    SERVICE CLASS 2
                                                                         ----------------   ----------------   ----------------
ASSETS:
Investments in shares of the Underlying Funds, at fair value             $      1,224,164   $            840   $         72,127
                                                                         ----------------   ----------------   ----------------
  Total assets                                                                  1,224,164                840             72,127

LIABILITIES:                                                                           --                 --                 --
                                                                         ----------------   ----------------   ----------------
  Net assets                                                             $      1,224,164   $            840   $         72,127
                                                                         ================   ================   ================

NET ASSETS BY CATEGORY:
  Accumulation reserves                                                         1,224,164                840             72,127
  Payout reserves                                                                      --                 --                 --
                                                                         ----------------   ----------------   ----------------
                                                                         $      1,224,164   $            840   $         72,127
                                                                         ================   ================   ================

Investments in shares of the Underlying Funds, at cost                   $      1,184,977   $            776   $         71,227
Underlying Fund shares held                                                        51,371                 73              5,826

Units outstanding and unit fair values by distribution category:
Commonwealth Annuity Advantage IV:
  Units outstanding, December 31, 2014                                            382,705                678              2,097
  Unit fair value, December 31, 2014                                     $       1.617658   $       1.238541   $       1.318267

Commonwealth Annuity Advantage IV (with Optional Step-Up
  Death Benefit Charge Rider):
  Units outstanding, December 31, 2014                                                 --                 --                 --
  Unit fair value, December 31, 2014                                     $       1.602380   $       1.226863   $       1.305856

Commonwealth Annuity Advantage IV (with Optional No Withdrawal
  Charge Rider):
  Units outstanding, December 31, 2014                                            124,228                 --                 --
  Unit fair value, December 31, 2014                                     $       1.591039   $       1.218182   $       1.296575

Commonwealth Annuity Advantage IV (with Optional Step-Up
  Death Benefit Charge and No Withdrawal Charge Rider):
  Units outstanding, December 31, 2014                                                 --                 --                 --
  Unit fair value, December 31, 2014                                     $       1.576000   $       1.206646   $       1.284302

Commonwealth Annuity Preferred Plus:
  Units outstanding, December 31, 2014                                            228,923                 --             53,128
  Unit fair value, December 31, 2014                                     $       1.605884   $       1.226648   $       1.305577

Commonwealth Annuity Preferred Plus (with Optional Rider):
  Units outstanding, December 31, 2014                                                 --                 --                 --
  Unit fair value, December 31, 2014                                     $       1.590722   $       1.215051   $       1.293262

Commonwealth Annuity Horizon:
  Units outstanding, December 31, 2014                                             23,922                 --                 --
  Unit fair value, December 31, 2014                                     $       1.663900   $       1.270881   $       1.352691

The accompanying notes are an integral part of these financial statements.

COMMONWEALTH ANNUITY SEPARATE ACCOUNT A

DECEMBER 31, 2014

                                                                           FIDELITY VIP       FIDELITY VIP       FIDELITY VIP
                                                                           FREEDOM 2015       FREEDOM 2020       FREEDOM 2025
                                                                            PORTFOLIO          PORTFOLIO          PORTFOLIO
                                                                         SERVICE CLASS 2    SERVICE CLASS 2    SERVICE CLASS 2
                                                                         ----------------   ----------------   ----------------
ASSETS:
Investments in shares of the Underlying Funds, at fair value             $        437,422   $        858,065   $        390,937
                                                                         ----------------   ----------------   ----------------
  Total assets                                                                    437,422            858,065            390,937

LIABILITIES:                                                                           --                 --                 --
                                                                         ----------------   ----------------   ----------------
  Net assets                                                             $        437,422   $        858,065   $        390,937
                                                                         ================   ================   ================

NET ASSETS BY CATEGORY:
  Accumulation reserves                                                           437,422            858,065            390,937
  Payout reserves                                                                      --                 --                 --
                                                                         ----------------   ----------------   ----------------
                                                                         $        437,422   $        858,065   $        390,937
                                                                         ================   ================   ================

Investments in shares of the Underlying Funds, at cost                   $        401,606   $        745,014   $        355,605
Underlying Fund shares held                                                        34,938             67,564             29,865

Units outstanding and unit fair values by distribution category:
Commonwealth Annuity Advantage IV:
  Units outstanding, December 31, 2014                                             11,338            129,044             52,422
  Unit fair value, December 31, 2014                                     $       1.334193   $       1.368490   $       1.434855

Commonwealth Annuity Advantage IV (with Optional Step-Up
  Death Benefit Charge Rider):
  Units outstanding, December 31, 2014                                                 --                 --                 --
  Unit fair value, December 31, 2014                                     $       1.321614   $       1.355584   $       1.421334

Commonwealth Annuity Advantage IV (with Optional No Withdrawal
  Charge Rider):
  Units outstanding, December 31, 2014                                                 --              6,831              1,961
  Unit fair value, December 31, 2014                                     $       1.312266   $       1.345995   $       1.411269

Commonwealth Annuity Advantage IV (with Optional Step-Up
  Death Benefit Charge and No Withdrawal Charge Rider):
  Units outstanding, December 31, 2014                                                 --                 --                 --
  Unit fair value, December 31, 2014                                     $       1.299838   $       1.333250   $       1.397877

Commonwealth Annuity Preferred Plus:
  Units outstanding, December 31, 2014                                            318,232            269,334            211,720
  Unit fair value, December 31, 2014                                     $       1.321626   $       1.355544   $       1.421252

Commonwealth Annuity Preferred Plus (with Optional Rider):
  Units outstanding, December 31, 2014                                                 --                 --                 --
  Unit fair value, December 31, 2014                                     $       1.309146   $       1.342764   $       1.407851

Commonwealth Annuity Horizon:
  Units outstanding, December 31, 2014                                              1,250            218,722              8,180
  Unit fair value, December 31, 2014                                     $       1.369214   $       1.404440   $       1.472435

The accompanying notes are an integral part of these financial statements.

COMMONWEALTH ANNUITY SEPARATE ACCOUNT A

DECEMBER 31, 2014

                                                                           FIDELITY VIP       FIDELITY VIP       FIDELITY VIP
                                                                           FREEDOM 2030       FREEDOM 2035       FREEDOM 2040
                                                                            PORTFOLIO          PORTFOLIO          PORTFOLIO
                                                                         SERVICE CLASS 2    SERVICE CLASS 2    SERVICE CLASS 2
                                                                         ----------------   ----------------   ----------------
ASSETS:
Investments in shares of the Underlying Funds, at fair value             $        372,588   $        451,363   $        638,592
                                                                         ----------------   ----------------   ----------------
  Total assets                                                                    372,588            451,363            638,592

LIABILITIES:                                                                           --                 --                 --
                                                                         ----------------   ----------------   ----------------
  Net assets                                                             $        372,588   $        451,363   $        638,592
                                                                         ================   ================   ================

NET ASSETS BY CATEGORY:
  Accumulation reserves                                                           372,588            451,363            638,592
  Payout reserves                                                                      --                 --                 --
                                                                         ----------------   ----------------   ----------------
                                                                         $        372,588   $        451,363   $        638,592
                                                                         ================   ================   ================

Investments in shares of the Underlying Funds, at cost                   $        313,462   $        407,876   $        605,894
Underlying Fund shares held                                                        28,771             23,230             34,351

Units outstanding and unit fair values by distribution category:
Commonwealth Annuity Advantage IV:
  Units outstanding, December 31, 2014                                             44,767             54,415            348,278
  Unit fair value, December 31, 2014                                     $       1.453557   $       1.492638   $       1.499773

Commonwealth Annuity Advantage IV (with Optional Step-Up
  Death Benefit Charge Rider):
  Units outstanding, December 31, 2014                                                 --                 --                 --
  Unit fair value, December 31, 2014                                     $       1.439865   $       1.478608   $       1.485645

Commonwealth Annuity Advantage IV (with Optional No Withdrawal
  Charge Rider):
  Units outstanding, December 31, 2014                                                 --                963              2,848
  Unit fair value, December 31, 2014                                     $       1.429650   $       1.468106   $       1.475075

Commonwealth Annuity Advantage IV (with Optional Step-Up
  Death Benefit Charge and No Withdrawal Charge Rider):
  Units outstanding, December 31, 2014                                                 --                 --                 --
  Unit fair value, December 31, 2014                                     $       1.416130   $       1.454181   $       1.461103

Commonwealth Annuity Preferred Plus:
  Units outstanding, December 31, 2014                                            212,204            243,233             75,427
  Unit fair value, December 31, 2014                                     $       1.439895   $       1.478414   $       1.485584

Commonwealth Annuity Preferred Plus (with Optional Rider):
  Units outstanding, December 31, 2014                                                 --                 --                 --
  Unit fair value, December 31, 2014                                     $       1.426305   $       1.464434   $       1.471527

Commonwealth Annuity Horizon:
  Units outstanding, December 31, 2014                                              1,317              5,959                 --
  Unit fair value, December 31, 2014                                     $       1.491769   $       1.531864   $       1.538807

The accompanying notes are an integral part of these financial statements.

COMMONWEALTH ANNUITY SEPARATE ACCOUNT A

DECEMBER 31, 2014

                                                                           FIDELITY VIP       FIDELITY VIP       FIDELITY VIP
                                                                           FREEDOM 2045       FREEDOM 2050      FREEDOM INCOME
                                                                            PORTFOLIO          PORTFOLIO          PORTFOLIO
                                                                         SERVICE CLASS 2    SERVICE CLASS 2    SERVICE CLASS 2
                                                                         ----------------   ----------------   ----------------
ASSETS:
Investments in shares of the Underlying Funds, at fair value             $         47,308   $        125,462   $        111,988
                                                                         ----------------   ----------------   ----------------
  Total assets                                                                     47,308            125,462            111,988

LIABILITIES:                                                                           --                 --                 --
                                                                         ----------------   ----------------   ----------------
  Net assets                                                             $         47,308   $        125,462   $        111,988
                                                                         ================   ================   ================

NET ASSETS BY CATEGORY:
  Accumulation reserves                                                            47,308            125,462            111,988
  Payout reserves                                                                      --                 --                 --
                                                                         ----------------   ----------------   ----------------
                                                                         $         47,308   $        125,462   $        111,988
                                                                         ================   ================   ================

Investments in shares of the Underlying Funds, at cost                   $         40,702   $        113,820   $        109,012
Underlying Fund shares held                                                         2,567              7,468             10,190

Units outstanding and unit fair values by distribution category:
Commonwealth Annuity Advantage IV:
  Units outstanding, December 31, 2014                                             17,492             72,695                 --
  Unit fair value, December 31, 2014                                     $       1.509935   $       1.514109   $       1.145309

Commonwealth Annuity Advantage IV (with Optional Step-Up
  Death Benefit Charge Rider):
  Units outstanding, December 31, 2014                                                 --                 --                 --
  Unit fair value, December 31, 2014                                     $       1.495693   $       1.499821   $       1.134508

Commonwealth Annuity Advantage IV (with Optional No Withdrawal
  Charge Rider):
  Units outstanding, December 31, 2014                                                 --              8,786                 --
  Unit fair value, December 31, 2014                                     $       1.485100   $       1.489200   $       1.126468

Commonwealth Annuity Advantage IV (with Optional Step-Up
  Death Benefit Charge and No Withdrawal Charge Rider):
  Units outstanding, December 31, 2014                                                 --                 --                 --
  Unit fair value, December 31, 2014                                     $       1.471052   $       1.475106   $       1.115802

Commonwealth Annuity Preferred Plus:
  Units outstanding, December 31, 2014                                             13,542              1,540             98,696
  Unit fair value, December 31, 2014                                     $       1.495705   $       1.499754   $       1.134679

Commonwealth Annuity Preferred Plus (with Optional Rider):
  Units outstanding, December 31, 2014                                                 --                 --                 --
  Unit fair value, December 31, 2014                                     $       1.481578   $       1.485595   $       1.123956

Commonwealth Annuity Horizon:
  Units outstanding, December 31, 2014                                                414                 --                 --
  Unit fair value, December 31, 2014                                     $       1.549073   $       1.553374   $       1.298410

The accompanying notes are an integral part of these financial statements.

COMMONWEALTH ANNUITY SEPARATE ACCOUNT A

DECEMBER 31, 2014

                                                                           FIDELITY VIP
                                                                              GROWTH
                                                                          OPPORTUNITIES    FIDELITY VIP INDEX  FIDELITY VIP MID
                                                                            PORTFOLIO        500 PORTFOLIO      CAP PORTFOLIO
                                                                         SERVICE CLASS 2    SERVICE CLASS 2    SERVICE CLASS 2
                                                                         ----------------   ----------------   ----------------
ASSETS:
Investments in shares of the Underlying Funds, at fair value             $        857,306   $        994,872   $        846,177
                                                                         ----------------   ----------------   ----------------
  Total assets                                                                    857,306            994,872            846,177

LIABILITIES:                                                                           --                 --                 --
                                                                         ----------------   ----------------   ----------------
  Net assets                                                             $        857,306   $        994,872   $        846,177
                                                                         ================   ================   ================

NET ASSETS BY CATEGORY:
  Accumulation reserves                                                           857,306            994,872            846,177
  Payout reserves                                                                      --                 --                 --
                                                                         ----------------   ----------------   ----------------
                                                                         $        857,306   $        994,872   $        846,177
                                                                         ================   ================   ================

Investments in shares of the Underlying Funds, at cost                   $        616,861   $        893,056   $        770,211
Underlying Fund shares held                                                        25,822              4,829             22,969

Units outstanding and unit fair values by distribution category:
Commonwealth Annuity Advantage IV:
  Units outstanding, December 31, 2014                                            130,193            418,872            317,421
  Unit fair value, December 31, 2014                                     $       1.982144   $       1.760567   $       1.599543

Commonwealth Annuity Advantage IV (with Optional Step-Up
  Death Benefit Charge Rider):
  Units outstanding, December 31, 2014                                                 --                 --                 --
  Unit fair value, December 31, 2014                                     $       1.963496   $       1.743964   $       1.584475

Commonwealth Annuity Advantage IV (with Optional No Withdrawal
  Charge Rider):
  Units outstanding, December 31, 2014                                             11,169             25,863             19,334
  Unit fair value, December 31, 2014                                     $       1.949558   $       1.731598   $       1.573247

Commonwealth Annuity Advantage IV (with Optional Step-Up
  Death Benefit Charge and No Withdrawal Charge Rider):
  Units outstanding, December 31, 2014                                                 --                 --                 --
  Unit fair value, December 31, 2014                                     $       1.931130   $       1.715203   $       1.558336

Commonwealth Annuity Preferred Plus:
  Units outstanding, December 31, 2014                                            291,936             91,560            192,073
  Unit fair value, December 31, 2014                                     $       1.964505   $       1.760464   $       1.584031

Commonwealth Annuity Preferred Plus (with Optional Rider):
  Units outstanding, December 31, 2014                                              2,035                 --              2,410
  Unit fair value, December 31, 2014                                     $       1.945957   $       1.743861   $       1.569068

Commonwealth Annuity Horizon:
  Units outstanding, December 31, 2014                                                 --             28,205                 --
  Unit fair value, December 31, 2014                                     $       2.034004   $       1.824043   $       2.159017

The accompanying notes are an integral part of these financial statements.

COMMONWEALTH ANNUITY SEPARATE ACCOUNT A

DECEMBER 31, 2014

                                                                           FIDELITY VIP       FIDELITY VIP
                                                                             OVERSEAS       STRATEGIC INCOME   FT VIP FRANKLIN
                                                                            PORTFOLIO          PORTFOLIO       INCOME VIP FUND
                                                                         SERVICE CLASS 2    SERVICE CLASS 2      CLASS 2 (a)
                                                                         ----------------   ----------------   ----------------
ASSETS:
Investments in shares of the Underlying Funds, at fair value             $         34,927   $      1,123,144   $      3,938,248
                                                                         ----------------   ----------------   ----------------
  Total assets                                                                     34,927          1,123,144          3,938,248

LIABILITIES:                                                                           --                 --                 --
                                                                         ----------------   ----------------   ----------------
  Net assets                                                             $         34,927   $      1,123,144   $      3,938,248
                                                                         ================   ================   ================

NET ASSETS BY CATEGORY:
  Accumulation reserves                                                            34,927          1,123,144          3,938,248
  Payout reserves                                                                      --                 --                 --
                                                                         ----------------   ----------------   ----------------
                                                                         $         34,927   $      1,123,144   $      3,938,248
                                                                         ================   ================   ================

Investments in shares of the Underlying Funds, at cost                   $         35,342   $      1,170,077   $      3,639,805
Underlying Fund shares held                                                         1,883            101,642            246,140

Units outstanding and unit fair values by distribution category:
Commonwealth Annuity Advantage IV:
  Units outstanding, December 31, 2014                                              8,438            468,005          1,176,733
  Unit fair value, December 31, 2014                                     $       1.270187   $       1.178341   $       1.346997

Commonwealth Annuity Advantage IV (with Optional Step-Up
  Death Benefit Charge Rider):
  Units outstanding, December 31, 2014                                                 --                 --                 --
  Unit fair value, December 31, 2014                                     $       1.258203   $       1.167250   $       1.327102

Commonwealth Annuity Advantage IV (with Optional No Withdrawal
  Charge Rider):
  Units outstanding, December 31, 2014                                              1,204             19,953            216,018
  Unit fair value, December 31, 2014                                     $       1.249266   $       1.158956   $       1.312356

Commonwealth Annuity Advantage IV (with Optional Step-Up
  Death Benefit Charge and No Withdrawal Charge Rider):
  Units outstanding, December 31, 2014                                                 --                 --                 --
  Unit fair value, December 31, 2014                                     $       1.237445   $       1.148009   $       1.292877

Commonwealth Annuity Preferred Plus:
  Units outstanding, December 31, 2014                                             18,034            376,690          1,560,253
  Unit fair value, December 31, 2014                                     $       1.259002   $       1.167236   $       1.326515

Commonwealth Annuity Preferred Plus (with Optional Rider):
  Units outstanding, December 31, 2014                                                 --                 --                 --
  Unit fair value, December 31, 2014                                     $       1.247118   $       1.156220   $       1.306892

Commonwealth Annuity Horizon:
  Units outstanding, December 31, 2014                                                 --             77,898                 --
  Unit fair value, December 31, 2014                                     $       1.303270   $       1.397528   $       1.415562

(a) Name change. See Note 1.

The accompanying notes are an integral part of these financial statements.

COMMONWEALTH ANNUITY SEPARATE ACCOUNT A

DECEMBER 31, 2014

                                                                         FT VIP FRANKLIN
                                                                          MUTUAL GLOBAL     FT VIP FRANKLIN    FT VIP FRANKLIN
                                                                          DISCOVERY VIP      MUTUAL SHARES     SMALL CAP VALUE
                                                                               FUND             VIP FUND           VIP FUND
                                                                           CLASS 2 (a)        CLASS 2 (a)        CLASS 2 (a)
                                                                         ----------------   ----------------   ----------------
ASSETS:
Investments in shares of the Underlying Funds, at fair value             $      1,276,719   $        267,167   $        776,464
                                                                         ----------------   ----------------   ----------------
  Total assets                                                                  1,276,719            267,167            776,464

LIABILITIES:                                                                           --                 --                 --
                                                                         ----------------   ----------------   ----------------
  Net assets                                                             $      1,276,719   $        267,167   $        776,464
                                                                         ================   ================   ================

NET ASSETS BY CATEGORY:
  Accumulation reserves                                                         1,276,719            267,167            776,464
  Payout reserves                                                                      --                 --                 --
                                                                         ----------------   ----------------   ----------------
                                                                         $      1,276,719   $        267,167   $        776,464
                                                                         ================   ================   ================

Investments in shares of the Underlying Funds, at cost                   $      1,224,222   $        195,533   $        623,962
Underlying Fund shares held                                                        57,744             11,822             34,788

Units outstanding and unit fair values by distribution category:
Commonwealth Annuity Advantage IV:
  Units outstanding, December 31, 2014                                            637,112             85,631             87,748
  Unit fair value, December 31, 2014                                     $       1.365054   $       1.236122   $       1.483695

Commonwealth Annuity Advantage IV (with Optional Step-Up
  Death Benefit Charge Rider):
  Units outstanding, December 31, 2014                                                 --                 --                 --
  Unit fair value, December 31, 2014                                     $       1.344879   $       1.217857   $       1.461758

Commonwealth Annuity Advantage IV (with Optional No Withdrawal
  Charge Rider):
  Units outstanding, December 31, 2014                                             26,809             13,897             19,553
  Unit fair value, December 31, 2014                                     $       1.329953   $       1.204320   $       1.445505

Commonwealth Annuity Advantage IV (with Optional Step-Up
  Death Benefit Charge and No Withdrawal Charge Rider):
  Units outstanding, December 31, 2014                                                 --                 --                 --
  Unit fair value, December 31, 2014                                     $       1.310235   $       1.186474   $       1.424079

Commonwealth Annuity Preferred Plus:
  Units outstanding, December 31, 2014                                            271,360            118,544            421,656
  Unit fair value, December 31, 2014                                     $       1.345709   $       1.217122   $       1.458513

Commonwealth Annuity Preferred Plus (with Optional Rider):
  Units outstanding, December 31, 2014                                              4,570                248                 --
  Unit fair value, December 31, 2014                                     $       1.325788   $       1.199093   $       1.436931

Commonwealth Annuity Horizon:
  Units outstanding, December 31, 2014                                                 93                 --              1,307
  Unit fair value, December 31, 2014                                     $       1.518750   $       1.571573   $       2.309942

(a) Name change. See Note 1.

The accompanying notes are an integral part of these financial statements.

COMMONWEALTH ANNUITY SEPARATE ACCOUNT A

DECEMBER 31, 2014

                                                                                             GOLDMAN SACHS      GOLDMAN SACHS
                                                                              FT VIP            BALANCED        EQUITY GROWTH
                                                                            TEMPLETON           STRATEGY           STRATEGY
                                                                         GROWTH VIP FUND       PORTFOLIO          PORTFOLIO
                                                                           CLASS 2 (a)          CLASS A            CLASS A
                                                                         ----------------   ----------------   ----------------
ASSETS:
Investments in shares of the Underlying Funds, at fair value             $        301,721   $      1,178,410   $        385,473
                                                                         ----------------   ----------------   ----------------
  Total assets                                                                    301,721          1,178,410            385,473

LIABILITIES:                                                                           --                 --                 --
                                                                         ----------------   ----------------   ----------------
  Net assets                                                             $        301,721   $      1,178,410   $        385,473
                                                                         ================   ================   ================

NET ASSETS BY CATEGORY:
  Accumulation reserves                                                           301,721          1,178,410            385,473
  Payout reserves                                                                      --                 --                 --
                                                                         ----------------   ----------------   ----------------
                                                                         $        301,721   $      1,178,410   $        385,473
                                                                         ================   ================   ================

Investments in shares of the Underlying Funds, at cost                   $        273,170   $      1,089,491   $        299,380
Underlying Fund shares held                                                        20,652            106,547             26,658

Units outstanding and unit fair values by distribution category:
Commonwealth Annuity Advantage IV:
  Units outstanding, December 31, 2014                                             71,613            459,633            317,068
  Unit fair value, December 31, 2014                                     $       1.061068   $       1.144125   $       1.052702

Commonwealth Annuity Advantage IV (with Optional Step-Up
  Death Benefit Charge Rider):
  Units outstanding, December 31, 2014                                                 --                 --                 --
  Unit fair value, December 31, 2014                                     $       1.045415   $       1.127234   $       1.037152

Commonwealth Annuity Advantage IV (with Optional No Withdrawal
  Charge Rider):
  Units outstanding, December 31, 2014                                              5,928             15,059              3,082
  Unit fair value, December 31, 2014                                     $       1.033809   $       1.114683   $       1.025619

Commonwealth Annuity Advantage IV (with Optional Step-Up
  Death Benefit Charge and No Withdrawal Charge Rider):
  Units outstanding, December 31, 2014                                                 --                 --                 --
  Unit fair value, December 31, 2014                                     $       1.018472   $       1.098184   $       1.010388

Commonwealth Annuity Preferred Plus:
  Units outstanding, December 31, 2014                                            208,445            325,927             46,800
  Unit fair value, December 31, 2014                                     $       1.044508   $       1.127338   $       1.037060

Commonwealth Annuity Preferred Plus (with Optional Rider):
  Units outstanding, December 31, 2014                                                 --            196,959                 --
  Unit fair value, December 31, 2014                                     $       1.029043   $       1.110715   $       1.021712

Commonwealth Annuity Horizon:
  Units outstanding, December 31, 2014                                              1,291             35,280                 --
  Unit fair value, December 31, 2014                                     $       1.459175   $       1.404534   $       1.784592

(a) Name change. See Note 1.

The accompanying notes are an integral part of these financial statements.

COMMONWEALTH ANNUITY SEPARATE ACCOUNT A

DECEMBER 31, 2014

                                                                          GOLDMAN SACHS                         GOLDMAN SACHS
                                                                            GROWTH AND       GOLDMAN SACHS      INTERNATIONAL
                                                                         INCOME STRATEGY    GROWTH STRATEGY      REAL ESTATE
                                                                            PORTFOLIO          PORTFOLIO       SECURITIES FUND
                                                                             CLASS A            CLASS A            CLASS A
                                                                         ----------------   ----------------   ----------------
ASSETS:
Investments in shares of the Underlying Funds, at fair value             $      1,384,413   $        896,163   $        103,214
                                                                         ----------------   ----------------   ----------------
  Total assets                                                                  1,384,413            896,163            103,214

LIABILITIES:                                                                           --                 --                 --
                                                                         ----------------   ----------------   ----------------
  Net assets                                                             $      1,384,413   $        896,163   $        103,214
                                                                         ================   ================   ================

NET ASSETS BY CATEGORY:
  Accumulation reserves                                                         1,384,413            896,163            103,214
  Payout reserves                                                                      --                 --                 --
                                                                         ----------------   ----------------   ----------------
                                                                         $      1,384,413   $        896,163   $        103,214
                                                                         ================   ================   ================

Investments in shares of the Underlying Funds, at cost                   $      1,201,304   $        731,140   $        107,561
Underlying Fund shares held                                                       114,414             69,416             16,178

Units outstanding and unit fair values by distribution category:
Commonwealth Annuity Advantage IV:
  Units outstanding, December 31, 2014                                            702,113            554,022             49,695
  Unit fair value, December 31, 2014                                     $       1.092152   $       1.038381   $       0.768639

Commonwealth Annuity Advantage IV (with Optional Step-Up
  Death Benefit Charge Rider):
  Units outstanding, December 31, 2014                                                 --            136,249                 --
  Unit fair value, December 31, 2014                                     $       1.076021   $       1.023017   $       0.757351

Commonwealth Annuity Advantage IV (with Optional No Withdrawal
  Charge Rider):
  Units outstanding, December 31, 2014                                            110,898              7,056                 --
  Unit fair value, December 31, 2014                                     $       1.064045   $       1.011649   $       0.748919

Commonwealth Annuity Advantage IV (with Optional Step-Up
  Death Benefit Charge and No Withdrawal Charge Rider):
  Units outstanding, December 31, 2014                                                 --                 --                 --
  Unit fair value, December 31, 2014                                     $       1.048279   $       0.996648   $       0.737803

Commonwealth Annuity Preferred Plus:
  Units outstanding, December 31, 2014                                            459,201            170,507             84,808
  Unit fair value, December 31, 2014                                     $       1.076012   $       1.022562   $       0.757471

Commonwealth Annuity Preferred Plus (with Optional Rider):
  Units outstanding, December 31, 2014                                                 --                 --                 --
  Unit fair value, December 31, 2014                                     $       1.060064   $       1.007459   $       0.746280

Commonwealth Annuity Horizon:
  Units outstanding, December 31, 2014                                              3,568                 --                575
  Unit fair value, December 31, 2014                                     $       1.539272   $       1.650907   $       1.350789

The accompanying notes are an integral part of these financial statements.

COMMONWEALTH ANNUITY SEPARATE ACCOUNT A

DECEMBER 31, 2014

                                                                          GOLDMAN SACHS      GOLDMAN SACHS      GOLDMAN SACHS
                                                                           REAL ESTATE         TECHNOLOGY       VIT CORE FIXED
                                                                         SECURITIES FUND    TOLLKEEPER FUND      INCOME FUND
                                                                             CLASS A            CLASS A         SERVICE SHARES
                                                                         ----------------   ----------------   ----------------
ASSETS:
Investments in shares of the Underlying Funds, at fair value             $        206,262   $        953,173   $      1,057,873
                                                                         ----------------   ----------------   ----------------
  Total assets                                                                    206,262            953,173          1,057,873

LIABILITIES:                                                                           --                 --                 --
                                                                         ----------------   ----------------   ----------------
  Net assets                                                             $        206,262   $        953,173   $      1,057,873
                                                                         ================   ================   ================

NET ASSETS BY CATEGORY:
  Accumulation reserves                                                           206,262            953,173          1,057,873
  Payout reserves                                                                      --                 --                 --
                                                                         ----------------   ----------------   ----------------
                                                                         $        206,262   $        953,173   $      1,057,873
                                                                         ================   ================   ================

Investments in shares of the Underlying Funds, at cost                   $        177,252   $        837,333   $      1,020,738
Underlying Fund shares held                                                        10,402             53,549             98,315

Units outstanding and unit fair values by distribution category:
Commonwealth Annuity Advantage IV:
  Units outstanding, December 31, 2014                                             75,040            181,709            170,586
  Unit fair value, December 31, 2014                                     $       1.329860   $       1.765629   $       1.259802

Commonwealth Annuity Advantage IV (with Optional Step-Up
  Death Benefit Charge Rider):
  Units outstanding, December 31, 2014                                                 --                 --                 --
  Unit fair value, December 31, 2014                                     $       1.310191   $       1.739537   $       1.241210

Commonwealth Annuity Advantage IV (with Optional No Withdrawal
  Charge Rider):
  Units outstanding, December 31, 2014                                              2,385             20,161             12,142
  Unit fair value, December 31, 2014                                     $       1.295608   $       1.720217   $       1.227418

Commonwealth Annuity Advantage IV (with Optional Step-Up
  Death Benefit Charge and No Withdrawal Charge Rider):
  Units outstanding, December 31, 2014                                                 --                 --                 --
  Unit fair value, December 31, 2014                                     $       1.276405   $       1.694676   $       1.209221

Commonwealth Annuity Preferred Plus:
  Units outstanding, December 31, 2014                                             78,870            342,748            661,963
  Unit fair value, December 31, 2014                                     $       1.310311   $       1.740594   $       1.241612

Commonwealth Annuity Preferred Plus (with Optional Rider):
  Units outstanding, December 31, 2014                                                 --                 --              1,388
  Unit fair value, December 31, 2014                                     $       1.290954   $       1.714821   $       1.223234

Commonwealth Annuity Horizon:
  Units outstanding, December 31, 2014                                                 20                647              3,409
  Unit fair value, December 31, 2014                                     $       1.780653   $       1.664291   $       1.310189

The accompanying notes are an integral part of these financial statements.

COMMONWEALTH ANNUITY SEPARATE ACCOUNT A

DECEMBER 31, 2014

                                                                                             GOLDMAN SACHS      GOLDMAN SACHS
                                                                          GOLDMAN SACHS        VIT GLOBAL         VIT GROWTH
                                                                         VIT EQUITY INDEX       MARKETS         OPPORTUNITIES
                                                                               FUND          NAVIGATOR FUND          FUND
                                                                          SERVICE SHARES     SERVICE SHARES     SERVICE SHARES
                                                                         ----------------   ----------------   ----------------
ASSETS:
Investments in shares of the Underlying Funds, at fair value             $        328,424   $         19,146   $        385,416
                                                                         ----------------   ----------------   ----------------
  Total assets                                                                    328,424             19,146            385,416

LIABILITIES:                                                                           --                 --                 --
                                                                         ----------------   ----------------   ----------------
  Net assets                                                             $        328,424   $         19,146   $        385,416
                                                                         ================   ================   ================

NET ASSETS BY CATEGORY:
  Accumulation reserves                                                           328,424             19,146            385,416
  Payout reserves                                                                      --                 --                 --
                                                                         ----------------   ----------------   ----------------
                                                                         $        328,424   $         19,146   $        385,416
                                                                         ================   ================   ================

Investments in shares of the Underlying Funds, at cost                   $        283,331   $         19,201   $        345,900
Underlying Fund shares held                                                        22,027              1,620             50,119

Units outstanding and unit fair values by distribution category:
Commonwealth Annuity Advantage IV:
  Units outstanding, December 31, 2014                                             44,611             15,639             81,322
  Unit fair value, December 31, 2014                                     $       1.453360   $       1.205455   $       1.759661

Commonwealth Annuity Advantage IV (with Optional Step-Up
  Death Benefit Charge Rider):
  Units outstanding, December 31, 2014                                                 --                 --                 --
  Unit fair value, December 31, 2014                                     $       1.431836   $       1.199105   $       1.733667

Commonwealth Annuity Advantage IV (with Optional No Withdrawal
  Charge Rider):
  Units outstanding, December 31, 2014                                             11,726                246              1,770
  Unit fair value, December 31, 2014                                     $       1.415960   $       1.194343   $       1.714356

Commonwealth Annuity Advantage IV (with Optional Step-Up
  Death Benefit Charge and No Withdrawal Charge Rider):
  Units outstanding, December 31, 2014                                                 --                 --                 --
  Unit fair value, December 31, 2014                                     $       1.394956   $       1.188018   $       1.688991

Commonwealth Annuity Preferred Plus:
  Units outstanding, December 31, 2014                                            171,203                 --            131,107
  Unit fair value, December 31, 2014                                     $       1.432219   $       1.198998   $       1.732154

Commonwealth Annuity Preferred Plus (with Optional Rider):
  Units outstanding, December 31, 2014                                                 --                 --              3,865
  Unit fair value, December 31, 2014                                     $       1.410991   $       1.192658   $       1.706515

Commonwealth Annuity Horizon:
  Units outstanding, December 31, 2014                                                772                 --              3,094
  Unit fair value, December 31, 2014                                     $       2.311149   $       1.222846   $       1.806323

The accompanying notes are an integral part of these financial statements.

COMMONWEALTH ANNUITY SEPARATE ACCOUNT A

DECEMBER 31, 2014

                                                                          GOLDMAN SACHS
                                                                         VIT HIGH QUALITY    GOLDMAN SACHS      GOLDMAN SACHS
                                                                          FLOATING RATE      VIT LARGE CAP       VIT MID CAP
                                                                               FUND            VALUE FUND         VALUE FUND
                                                                          SERVICE SHARES     SERVICE SHARES     SERVICE SHARES
                                                                         ----------------   ----------------   ----------------
ASSETS:
Investments in shares of the Underlying Funds, at fair value             $        958,931   $        156,113   $         37,665
                                                                         ----------------   ----------------   ----------------
  Total assets                                                                    958,931            156,113             37,665

LIABILITIES:                                                                           --                 --                 --
                                                                         ----------------   ----------------   ----------------
  Net assets                                                             $        958,931   $        156,113   $         37,665
                                                                         ================   ================   ================

NET ASSETS BY CATEGORY:
  Accumulation reserves                                                           958,931            156,113             37,665
  Payout reserves                                                                      --                 --                 --
                                                                         ----------------   ----------------   ----------------
                                                                         $        958,931   $        156,113   $         37,665
                                                                         ================   ================   ================

Investments in shares of the Underlying Funds, at cost                   $        975,604   $        141,493   $         39,756
Underlying Fund shares held                                                        91,588             13,718              2,158

Units outstanding and unit fair values by distribution category:
Commonwealth Annuity Advantage IV:
  Units outstanding, December 31, 2014                                            411,455            117,246             17,027
  Unit fair value, December 31, 2014                                     $       1.196135   $       1.274094   $       1.720601

Commonwealth Annuity Advantage IV (with Optional Step-Up
  Death Benefit Charge Rider):
  Units outstanding, December 31, 2014                                                 --                 --                 --
  Unit fair value, December 31, 2014                                     $       1.178428   $       1.255278   $       1.704367

Commonwealth Annuity Advantage IV (with Optional No Withdrawal
  Charge Rider):
  Units outstanding, December 31, 2014                                             21,212                 --              1,760
  Unit fair value, December 31, 2014                                     $       1.165375   $       1.241317   $       1.692278

Commonwealth Annuity Advantage IV (with Optional Step-Up
  Death Benefit Charge and No Withdrawal Charge Rider):
  Units outstanding, December 31, 2014                                                 --                 --                 --
  Unit fair value, December 31, 2014                                     $       1.148065   $       1.222905   $       1.676269

Commonwealth Annuity Preferred Plus:
  Units outstanding, December 31, 2014                                            368,649              5,361              3,182
  Unit fair value, December 31, 2014                                     $       1.178372   $       1.255400   $       1.693824

Commonwealth Annuity Preferred Plus (with Optional Rider):
  Units outstanding, December 31, 2014                                              3,783                 --                 --
  Unit fair value, December 31, 2014                                     $       1.160937   $       1.236818   $       1.677857

Commonwealth Annuity Horizon:
  Units outstanding, December 31, 2014                                              2,846                 --                 --
  Unit fair value, December 31, 2014                                     $       1.144620   $       2.084730   $       2.469273

The accompanying notes are an integral part of these financial statements.

COMMONWEALTH ANNUITY SEPARATE ACCOUNT A

DECEMBER 31, 2014

                                                                                             GOLDMAN SACHS
                                                                          GOLDMAN SACHS      VIT SMALL CAP      GOLDMAN SACHS
                                                                            VIT MONEY       EQUITY INSIGHTS     VIT STRATEGIC
                                                                           MARKET FUND        FUND SERVICE       GROWTH FUND
                                                                          SERVICE SHARES       SHARES (a)       SERVICE SHARES
                                                                         ----------------   ----------------   ----------------
ASSETS:
Investments in shares of the Underlying Funds, at fair value             $      9,135,965   $        110,074   $        207,241
                                                                         ----------------   ----------------   ----------------
  Total assets                                                                  9,135,965            110,074            207,241

LIABILITIES:                                                                           --                 --                 --
                                                                         ----------------   ----------------   ----------------
  Net assets                                                             $      9,135,965   $        110,074   $        207,241
                                                                         ================   ================   ================

NET ASSETS BY CATEGORY:
  Accumulation reserves                                                         9,135,965            110,074            207,241
  Payout reserves                                                                      --                 --                 --
                                                                         ----------------   ----------------   ----------------
                                                                         $      9,135,965   $        110,074   $        207,241
                                                                         ================   ================   ================

Investments in shares of the Underlying Funds, at cost                   $      9,135,965   $        109,895   $        169,342
Underlying Fund shares held                                                     9,135,965              8,094             12,848

Units outstanding and unit fair values by distribution category:
Commonwealth Annuity Advantage IV:
  Units outstanding, December 31, 2014                                          1,304,362             39,575             79,019
  Unit fair value, December 31, 2014                                     $       0.945865   $       1.516697   $       1.536851

Commonwealth Annuity Advantage IV (with Optional Step-Up
  Death Benefit Charge Rider):
  Units outstanding, December 31, 2014                                                 --                 --                 --
  Unit fair value, December 31, 2014                                     $       0.931795   $       1.494279   $       1.514128

Commonwealth Annuity Advantage IV (with Optional No Withdrawal
  Charge Rider):
  Units outstanding, December 31, 2014                                                 --                 47              5,697
  Unit fair value, December 31, 2014                                     $       0.921487   $       1.477683   $       1.497291

Commonwealth Annuity Advantage IV (with Optional Step-Up
  Death Benefit Charge and No Withdrawal Charge Rider):
  Units outstanding, December 31, 2014                                                 --                 --                 --
  Unit fair value, December 31, 2014                                     $       0.907812   $       1.455794   $       1.475115

Commonwealth Annuity Preferred Plus:
  Units outstanding, December 31, 2014                                          8,313,747             33,449             50,531
  Unit fair value, December 31, 2014                                     $       0.931742   $       1.494259   $       1.514256

Commonwealth Annuity Preferred Plus (with Optional Rider):
  Units outstanding, December 31, 2014                                                 --                 --                 --
  Unit fair value, December 31, 2014                                     $       0.917977   $       1.472135   $       1.491904

Commonwealth Annuity Horizon:
  Units outstanding, December 31, 2014                                            162,442                 --                343
  Unit fair value, December 31, 2014                                     $       0.960014   $       2.501486   $       2.197064

(a) Name change. See Note 1.

The accompanying notes are an integral part of these financial statements.

COMMONWEALTH ANNUITY SEPARATE ACCOUNT A

DECEMBER 31, 2014

                                                                          GOLDMAN SACHS      GOLDMAN SACHS
                                                                          VIT STRATEGIC     VIT U.S. EQUITY      INVESCO V.I.
                                                                          INTERNATIONAL      INSIGHTS FUND         AMERICAN
                                                                           EQUITY FUND          SERVICE         FRANCHISE FUND
                                                                          SERVICE SHARES       SHARES (a)      SERIES II SHARES
                                                                         ----------------   ----------------   ----------------
ASSETS:
Investments in shares of the Underlying Funds, at fair value             $        112,292   $        470,436   $         14,280
                                                                         ----------------   ----------------   ----------------
  Total assets                                                                    112,292            470,436             14,280

LIABILITIES:                                                                           --                 --                 --
                                                                         ----------------   ----------------   ----------------
  Net assets                                                             $        112,292   $        470,436   $         14,280
                                                                         ================   ================   ================

NET ASSETS BY CATEGORY:
  Accumulation reserves                                                           112,292            470,436             14,280
  Payout reserves                                                                      --                 --                 --
                                                                         ----------------   ----------------   ----------------
                                                                         $        112,292   $        470,436   $         14,280
                                                                         ================   ================   ================

Investments in shares of the Underlying Funds, at cost                   $        111,785   $        424,563   $         10,642
Underlying Fund shares held                                                        12,100             25,891                266

Units outstanding and unit fair values by distribution category:
Commonwealth Annuity Advantage IV:
  Units outstanding, December 31, 2014                                             55,522             78,607             10,588
  Unit fair value, December 31, 2014                                     $       0.840645   $       1.428895   $       1.342026

Commonwealth Annuity Advantage IV (with Optional Step-Up
  Death Benefit Charge Rider):
  Units outstanding, December 31, 2014                                                 --                 --                 --
  Unit fair value, December 31, 2014                                     $       0.828225   $       1.407800   $       1.322225

Commonwealth Annuity Advantage IV (with Optional No Withdrawal
  Charge Rider):
  Units outstanding, December 31, 2014                                                 --             32,024                 --
  Unit fair value, December 31, 2014                                     $       0.819021   $       1.392132   $       1.307519

Commonwealth Annuity Advantage IV (with Optional Step-Up
  Death Benefit Charge and No Withdrawal Charge Rider):
  Units outstanding, December 31, 2014                                                 --                 --                 --
  Unit fair value, December 31, 2014                                     $       0.806883   $       1.371504   $       1.288158

Commonwealth Annuity Preferred Plus:
  Units outstanding, December 31, 2014                                             72,085            220,976                 --
  Unit fair value, December 31, 2014                                     $       0.828749   $       1.410208   $       1.318001

Commonwealth Annuity Preferred Plus (with Optional Rider):
  Units outstanding, December 31, 2014                                                 --                 --                 --
  Unit fair value, December 31, 2014                                     $       0.816468   $       1.389349   $       1.298476

Commonwealth Annuity Horizon:
  Units outstanding, December 31, 2014                                              4,021              1,001                 40
  Unit fair value, December 31, 2014                                     $       1.461742   $       1.908843   $       1.785095

(a) Name change. See Note 1.

The accompanying notes are an integral part of these financial statements.

COMMONWEALTH ANNUITY SEPARATE ACCOUNT A

DECEMBER 31, 2014

                                                                                              INVESCO V.I.     INVESCO V.I. MID
                                                                         INVESCO V.I. CORE    GLOBAL HEALTH    CAP CORE EQUITY
                                                                           EQUITY FUND         CARE FUND        FUND SERIES II
                                                                         SERIES II SHARES   SERIES II SHARES      SHARES (b)
                                                                         ----------------   ----------------   ----------------
ASSETS:
Investments in shares of the Underlying Funds, at fair value             $        365,955   $      1,225,451   $            990
                                                                         ----------------   ----------------   ----------------
  Total assets                                                                    365,955          1,225,451                990

LIABILITIES:                                                                           --                 --                 --
                                                                         ----------------   ----------------   ----------------
  Net assets                                                             $        365,955   $      1,225,451   $            990
                                                                         ================   ================   ================

NET ASSETS BY CATEGORY:
  Accumulation reserves                                                           365,955          1,225,451                990
  Payout reserves                                                                      --                 --                 --
                                                                         ----------------   ----------------   ----------------
                                                                         $        365,955   $      1,225,451   $            990
                                                                         ================   ================   ================

Investments in shares of the Underlying Funds, at cost                   $        246,514   $        989,994   $          1,052
Underlying Fund shares held                                                         9,027             37,361                 72

Units outstanding and unit fair values by distribution category:
Commonwealth Annuity Advantage IV:
  Units outstanding, December 31, 2014                                            137,744            192,097                997
  Unit fair value, December 31, 2014                                     $       1.416555   $       2.019352   $       0.993274

Commonwealth Annuity Advantage IV (with Optional Step-Up
  Death Benefit Charge Rider):
  Units outstanding, December 31, 2014                                                 --                 --                 --
  Unit fair value, December 31, 2014                                     $       1.395602   $       2.000299   $       0.992102

Commonwealth Annuity Advantage IV (with Optional No Withdrawal
  Charge Rider):
  Units outstanding, December 31, 2014                                             21,592             17,755                 --
  Unit fair value, December 31, 2014                                     $       1.380078   $       1.986153   $       0.991220

Commonwealth Annuity Advantage IV (with Optional Step-Up
  Death Benefit Charge and No Withdrawal Charge Rider):
  Units outstanding, December 31, 2014                                                 --                 --                 --
  Unit fair value, December 31, 2014                                     $       1.359677   $       1.967349   $       0.990055

Commonwealth Annuity Preferred Plus:
  Units outstanding, December 31, 2014                                             96,538            398,983                 --
  Unit fair value, December 31, 2014                                     $       1.395691   $       2.000473   $       0.992112

Commonwealth Annuity Preferred Plus (with Optional Rider):
  Units outstanding, December 31, 2014                                                 --                 --                 --
  Unit fair value, December 31, 2014                                     $       1.375077   $       1.981593   $       0.990945

Commonwealth Annuity Horizon:
  Units outstanding, December 31, 2014                                              3,982              1,988                 --
  Unit fair value, December 31, 2014                                     $       1.581552   $       2.072690   $       0.996496

(b) Investment addition. See Note 1.

The accompanying notes are an integral part of these financial statements.

COMMONWEALTH ANNUITY SEPARATE ACCOUNT A

DECEMBER 31, 2014

                                                                           JANUS ASPEN                           JANUS ASPEN
                                                                            ENTERPRISE        JANUS ASPEN      PERKINS MID CAP
                                                                            PORTFOLIO       FORTY PORTFOLIO    VALUE PORTFOLIO
                                                                          SERVICE SHARES     SERVICE SHARES     SERVICE SHARES
                                                                         ----------------   ----------------   ----------------
ASSETS:
Investments in shares of the Underlying Funds, at fair value             $        387,077   $        562,441   $        959,496
                                                                         ----------------   ----------------   ----------------
  Total assets                                                                    387,077            562,441            959,496

LIABILITIES:                                                                           --                 --                 --
                                                                         ----------------   ----------------   ----------------
  Net assets                                                             $        387,077   $        562,441   $        959,496
                                                                         ================   ================   ================

NET ASSETS BY CATEGORY:
  Accumulation reserves                                                           387,077            562,441            959,496
  Payout reserves                                                                      --                 --                 --
                                                                         ----------------   ----------------   ----------------
                                                                         $        387,077   $        562,441   $        959,496
                                                                         ================   ================   ================

Investments in shares of the Underlying Funds, at cost                   $        261,280   $        563,063   $        822,327
Underlying Fund shares held                                                         6,532             14,344             52,175

Units outstanding and unit fair values by distribution category:
Commonwealth Annuity Advantage IV:
  Units outstanding, December 31, 2014                                             79,593            171,462            225,663
  Unit fair value, December 31, 2014                                     $       1.698759   $       1.522266   $       1.479227

Commonwealth Annuity Advantage IV (with Optional Step-Up
  Death Benefit Charge Rider):
  Units outstanding, December 31, 2014                                                 --                 --                 --
  Unit fair value, December 31, 2014                                     $       1.673674   $       1.499752   $       1.457361

Commonwealth Annuity Advantage IV (with Optional No Withdrawal
  Charge Rider):
  Units outstanding, December 31, 2014                                             28,126              7,576             26,453
  Unit fair value, December 31, 2014                                     $       1.655075   $       1.483107   $       1.441187

Commonwealth Annuity Advantage IV (with Optional Step-Up
  Death Benefit Charge and No Withdrawal Charge Rider):
  Units outstanding, December 31, 2014                                                 --                 --                 --
  Unit fair value, December 31, 2014                                     $       1.630523   $       1.461116   $       1.419819

Commonwealth Annuity Preferred Plus:
  Units outstanding, December 31, 2014                                            122,404            182,187            396,877
  Unit fair value, December 31, 2014                                     $       1.677373   $       1.499708   $       1.457680

Commonwealth Annuity Preferred Plus (with Optional Rider):
  Units outstanding, December 31, 2014                                                 --              6,311              3,984
  Unit fair value, December 31, 2014                                     $       1.652518   $       1.477539   $       1.436108

Commonwealth Annuity Horizon:
  Units outstanding, December 31, 2014                                                 --              4,700              1,701
  Unit fair value, December 31, 2014                                     $       1.901592   $       1.625946   $       1.954403

The accompanying notes are an integral part of these financial statements.

COMMONWEALTH ANNUITY SEPARATE ACCOUNT A

DECEMBER 31, 2014

                                                                                                                 OPPENHEIMER
                                                                            MFS(R) NEW      MFS(R) UTILITIES    CAPITAL INCOME
                                                                         DISCOVERY SERIES        SERIES            FUND/VA
                                                                          SERVICE CLASS      SERVICE CLASS      SERVICE SHARES
                                                                         ----------------   ----------------   ----------------
ASSETS:
Investments in shares of the Underlying Funds, at fair value             $        241,383   $        586,876   $        533,016
                                                                         ----------------   ----------------   ----------------
  Total assets                                                                    241,383            586,876            533,016

LIABILITIES:                                                                           --                 --                 --
                                                                         ----------------   ----------------   ----------------
  Net assets                                                             $        241,383   $        586,876   $        533,016
                                                                         ================   ================   ================

NET ASSETS BY CATEGORY:
  Accumulation reserves                                                           241,383            586,876            533,016
  Payout reserves                                                                      --                 --                 --
                                                                         ----------------   ----------------   ----------------
                                                                         $        241,383   $        586,876   $        533,016
                                                                         ================   ================   ================

Investments in shares of the Underlying Funds, at cost                   $        276,549   $        546,320   $        424,899
Underlying Fund shares held                                                        15,777             17,529             36,785

Units outstanding and unit fair values by distribution category:
Commonwealth Annuity Advantage IV:
  Units outstanding, December 31, 2014                                             77,923            158,300            264,565
  Unit fair value, December 31, 2014                                     $       1.623837   $       1.722849   $       0.959408

Commonwealth Annuity Advantage IV (with Optional Step-Up
  Death Benefit Charge Rider):
  Units outstanding, December 31, 2014                                                 --                 --                 --
  Unit fair value, December 31, 2014                                     $       1.608496   $       1.706614   $       0.945264

Commonwealth Annuity Advantage IV (with Optional No Withdrawal
  Charge Rider):
  Units outstanding, December 31, 2014                                              3,662             13,240             20,777
  Unit fair value, December 31, 2014                                     $       1.597099   $       1.694477   $       0.934757

Commonwealth Annuity Advantage IV (with Optional Step-Up
  Death Benefit Charge and No Withdrawal Charge Rider):
  Units outstanding, December 31, 2014                                                 --                 --                 --
  Unit fair value, December 31, 2014                                     $       1.581976   $       1.678470   $       0.920894

Commonwealth Annuity Preferred Plus:
  Units outstanding, December 31, 2014                                             65,896            166,986            274,588
  Unit fair value, December 31, 2014                                     $       1.607828   $       1.707954   $       0.946029

Commonwealth Annuity Preferred Plus (with Optional Rider):
  Units outstanding, December 31, 2014                                                 --              3,546                 --
  Unit fair value, December 31, 2014                                     $       1.592637   $       1.691824   $       0.932044

Commonwealth Annuity Horizon:
  Units outstanding, December 31, 2014                                              1,280                288                 --
  Unit fair value, December 31, 2014                                     $       2.382810   $       1.772850   $       1.419202

The accompanying notes are an integral part of these financial statements.

COMMONWEALTH ANNUITY SEPARATE ACCOUNT A

DECEMBER 31, 2014

                                                                                                                 OPPENHEIMER
                                                                                              OPPENHEIMER        MAIN STREET
                                                                           OPPENHEIMER      GLOBAL STRATEGIC      SMALL CAP
                                                                          GLOBAL FUND/VA     INCOME FUND/VA       FUND(R)/VA
                                                                          SERVICE SHARES     SERVICE SHARES     SERVICE SHARES
                                                                         ----------------   ----------------   ----------------
ASSETS:
Investments in shares of the Underlying Funds, at fair value             $        983,680   $      1,224,213   $        568,378
                                                                         ----------------   ----------------   ----------------
  Total assets                                                                    983,680          1,224,213            568,378

LIABILITIES:                                                                           --                 --                 --
                                                                         ----------------   ----------------   ----------------
  Net assets                                                             $        983,680   $      1,224,213   $        568,378
                                                                         ================   ================   ================

NET ASSETS BY CATEGORY:
  Accumulation reserves                                                           983,680          1,224,213            568,378
  Payout reserves                                                                      --                 --                 --
                                                                         ----------------   ----------------   ----------------
                                                                         $        983,680   $      1,224,213   $        568,378
                                                                         ================   ================   ================

Investments in shares of the Underlying Funds, at cost                   $        797,524   $      1,258,169   $        497,738
Underlying Fund shares held                                                        25,152            225,870             21,644

Units outstanding and unit fair values by distribution category:
Commonwealth Annuity Advantage IV:
  Units outstanding, December 31, 2014                                            477,894            347,530            117,186
  Unit fair value, December 31, 2014                                     $       1.260622   $       1.291784   $       1.641967

Commonwealth Annuity Advantage IV (with Optional Step-Up
  Death Benefit Charge Rider):
  Units outstanding, December 31, 2014                                                 --                 --                 --
  Unit fair value, December 31, 2014                                     $       1.241959   $       1.272678   $       1.617692

Commonwealth Annuity Advantage IV (with Optional No Withdrawal
  Charge Rider):
  Units outstanding, December 31, 2014                                             89,144             12,247             18,663
  Unit fair value, December 31, 2014                                     $       1.228197   $       1.258544   $       1.599731

Commonwealth Annuity Advantage IV (with Optional Step-Up
  Death Benefit Charge and No Withdrawal Charge Rider):
  Units outstanding, December 31, 2014                                                 --                 --                 --
  Unit fair value, December 31, 2014                                     $       1.210022   $       1.239929   $       1.576020

Commonwealth Annuity Preferred Plus:
  Units outstanding, December 31, 2014                                            214,358            372,813            213,947
  Unit fair value, December 31, 2014                                     $       1.243997   $       1.272800   $       1.617727

Commonwealth Annuity Preferred Plus (with Optional Rider):
  Units outstanding, December 31, 2014                                                 --              5,633                 --
  Unit fair value, December 31, 2014                                     $       1.225561   $       1.253994   $       1.593801

Commonwealth Annuity Horizon:
  Units outstanding, December 31, 2014                                              3,351            229,113                 --
  Unit fair value, December 31, 2014                                     $       1.518632   $       1.214623   $       1.892613

The accompanying notes are an integral part of these financial statements.

COMMONWEALTH ANNUITY SEPARATE ACCOUNT A

DECEMBER 31, 2014

                                                                                                PIONEER
                                                                             PIONEER            EMERGING       PIONEER MID CAP
                                                                         DISCIPLINED VALUE    MARKETS VCT         VALUE VCT
                                                                          VCT PORTFOLIO        PORTFOLIO          PORTFOLIO
                                                                             CLASS II           CLASS II           CLASS II
                                                                         ----------------   ----------------   ----------------
ASSETS:
Investments in shares of the Underlying Funds, at fair value             $        232,270   $        514,680   $        431,910
                                                                         ----------------   ----------------   ----------------
  Total assets                                                                    232,270            514,680            431,910

LIABILITIES:                                                                           --                 --                 --
                                                                         ----------------   ----------------   ----------------
  Net assets                                                             $        232,270   $        514,680   $        431,910
                                                                         ================   ================   ================

NET ASSETS BY CATEGORY:
  Accumulation reserves                                                           232,270            514,680            431,910
  Payout reserves                                                                      --                 --                 --
                                                                         ----------------   ----------------   ----------------
                                                                         $        232,270   $        514,680   $        431,910
                                                                         ================   ================   ================

Investments in shares of the Underlying Funds, at cost                   $        195,780   $        619,881   $        361,814
Underlying Fund shares held                                                        16,543             24,039             19,120

Units outstanding and unit fair values by distribution category:
Commonwealth Annuity Advantage IV:
  Units outstanding, December 31, 2014                                            149,568            313,309            167,547
  Unit fair value, December 31, 2014                                     $       1.178478   $       0.642745   $       1.375909

Commonwealth Annuity Advantage IV (with Optional Step-Up
  Death Benefit Charge Rider):
  Units outstanding, December 31, 2014                                                 --                 --                 --
  Unit fair value, December 31, 2014                                     $       1.161064   $       0.633214   $       1.355551

Commonwealth Annuity Advantage IV (with Optional No Withdrawal
  Charge Rider):
  Units outstanding, December 31, 2014                                                 --             39,515             54,222
  Unit fair value, December 31, 2014                                     $       1.148159   $       0.626196   $       1.340528

Commonwealth Annuity Advantage IV (with Optional Step-Up
  Death Benefit Charge and No Withdrawal Charge Rider):
  Units outstanding, December 31, 2014                                                 --                 --                 --
  Unit fair value, December 31, 2014                                     $       1.131135   $       0.616894   $       1.320630

Commonwealth Annuity Preferred Plus:
  Units outstanding, December 31, 2014                                             48,268            452,983             95,212
  Unit fair value, December 31, 2014                                     $       1.160331   $       0.634585   $       1.351616

Commonwealth Annuity Preferred Plus (with Optional Rider):
  Units outstanding, December 31, 2014                                                 --                 --                  3
  Unit fair value, December 31, 2014                                     $       1.143152   $       0.625210   $       1.331622

Commonwealth Annuity Horizon:
  Units outstanding, December 31, 2014                                                 --              1,381                 --
  Unit fair value, December 31, 2014                                     $       1.542404   $       0.798294   $       1.629181

The accompanying notes are an integral part of these financial statements.

COMMONWEALTH ANNUITY SEPARATE ACCOUNT A

DECEMBER 31, 2014

                                                                          PIONEER SELECT
                                                                          MID CAP GROWTH
                                                                          VCT PORTFOLIO
                                                                             CLASS I
                                                                         ----------------
ASSETS:
Investments in shares of the Underlying Funds, at fair value             $        795,106
                                                                         ----------------
  Total assets                                                                    795,106

LIABILITIES:                                                                           --
                                                                         ----------------
  Net assets                                                             $        795,106
                                                                         ================

NET ASSETS BY CATEGORY:
  Accumulation reserves                                                           795,106
  Payout reserves                                                                      --
                                                                         ----------------
                                                                         $        795,106
                                                                         ================

Investments in shares of the Underlying Funds, at cost                   $        651,505
Underlying Fund shares held                                                        27,675

Units outstanding and unit fair values by distribution category:
Commonwealth Annuity Advantage IV:
  Units outstanding, December 31, 2014                                            298,833
  Unit fair value, December 31, 2014                                     $       1.566428

Commonwealth Annuity Advantage IV (with Optional Step-Up
  Death Benefit Charge Rider):
  Units outstanding, December 31, 2014                                                 --
  Unit fair value, December 31, 2014                                     $       1.543302

Commonwealth Annuity Advantage IV (with Optional No Withdrawal
  Charge Rider):
  Units outstanding, December 31, 2014                                             70,938
  Unit fair value, December 31, 2014                                     $       1.526112

Commonwealth Annuity Advantage IV (with Optional Step-Up
  Death Benefit Charge and No Withdrawal Charge Rider):
  Units outstanding, December 31, 2014                                                 --
  Unit fair value, December 31, 2014                                     $       1.503508

Commonwealth Annuity Preferred Plus:
  Units outstanding, December 31, 2014                                            139,646
  Unit fair value, December 31, 2014                                     $       1.542160

Commonwealth Annuity Preferred Plus (with Optional Rider):
  Units outstanding, December 31, 2014                                              2,231
  Unit fair value, December 31, 2014                                     $       1.519360

Commonwealth Annuity Horizon:
  Units outstanding, December 31, 2014                                                 --
  Unit fair value, December 31, 2014                                     $       1.702377

The accompanying notes are an integral part of these financial statements.

COMMONWEALTH ANNUITY SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2014

                                          ALLIANCE-          ALLIANCE-          ALLIANCE-          ALLIANCE-
                                        BERNSTEIN VPS      BERNSTEIN VPS      BERNSTEIN VPS      BERNSTEIN VPS      FIDELITY VIP
                                        INTERMEDIATE       INTERNATIONAL        SMALL CAP        SMALL/MID CAP      CONTRAFUND(R)
                                       BOND PORTFOLIO     VALUE PORTFOLIO   GROWTH PORTFOLIO    VALUE PORTFOLIO       PORTFOLIO
                                           CLASS B            CLASS B            CLASS B            CLASS B        SERVICE CLASS 2
                                      -----------------  -----------------  -----------------  -----------------  -----------------
INVESTMENT INCOME:
  Dividends                           $          20,665  $           5,479  $              --  $           5,830  $          13,792

EXPENSES:
  Mortality and expense risk fees                 8,303              2,210              7,577             15,030             20,576
  Administrative expense fees                       971                250                874              1,709              2,485
                                      -----------------  -----------------  -----------------  -----------------  -----------------
     Total expenses                               9,274              2,460              8,451             16,739             23,061
                                      -----------------  -----------------  -----------------  -----------------  -----------------

     Net investment income (loss)                11,391              3,019             (8,451)           (10,909)            (9,269)
                                      -----------------  -----------------  -----------------  -----------------  -----------------

REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS:
  Capital gain distributions                      8,712                 --             53,631            143,818             38,403
  Net realized gain (loss)
    from sales of investments                   (22,180)             1,728             12,404             47,484             86,998
                                      -----------------  -----------------  -----------------  -----------------  -----------------
     Net realized gain (loss)                   (13,468)             1,728             66,035            191,302            125,401
  Change in unrealized gain (loss)               30,325            (17,803)           (80,263)          (154,710)            42,772
                                      -----------------  -----------------  -----------------  -----------------  -----------------
     Net realized and unrealized
       gain (loss)                               16,857            (16,075)           (14,228)            36,592            168,173
                                      -----------------  -----------------  -----------------  -----------------  -----------------
     Net increase (decrease) in
       net assets from operations     $          28,248  $         (13,056) $         (22,679) $          25,683  $         158,904
                                      =================  =================  =================  =================  =================

The accompanying notes are an integral part of these financial statements.

COMMONWEALTH ANNUITY SEPARATE ACCOUNT A

FOR THE YEAR ENDED DECEMBER 31, 2014

                                        FIDELITY VIP       FIDELITY VIP       FIDELITY VIP       FIDELITY VIP       FIDELITY VIP
                                      DISCIPLINED SMALL    EQUITY-INCOME      FREEDOM 2005       FREEDOM 2010       FREEDOM 2015
                                        CAP PORTFOLIO        PORTFOLIO          PORTFOLIO          PORTFOLIO          PORTFOLIO
                                       SERVICE CLASS 2    SERVICE CLASS 2    SERVICE CLASS 2    SERVICE CLASS 2    SERVICE CLASS 2
                                      -----------------  -----------------  -----------------  -----------------  -----------------
INVESTMENT INCOME:
  Dividends                           $             157  $          32,009  $              11  $           1,002  $           6,174

EXPENSES:
  Mortality and expense risk fees                 1,758             17,244                  9                623              5,778
  Administrative expense fees                       218              2,041                  1                 70                647
                                      -----------------  -----------------  -----------------  -----------------  -----------------
     Total expenses                               1,976             19,285                 10                693              6,425
                                      -----------------  -----------------  -----------------  -----------------  -----------------

     Net investment income (loss)                (1,819)            12,724                  1                309               (251)
                                      -----------------  -----------------  -----------------  -----------------  -----------------

REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS:
  Capital gain distributions                     10,453             17,541                  8                292              6,909
  Net realized gain (loss)
    from sales of investments                     1,609             31,122                  1                 19              3,294
                                      -----------------  -----------------  -----------------  -----------------  -----------------
     Net realized gain (loss)                    12,062             48,663                  9                311             10,203
  Change in unrealized gain (loss)               (4,825)             7,888                 11                676              1,253
                                      -----------------  -----------------  -----------------  -----------------  -----------------
     Net realized and unrealized
       gain (loss)                                7,237             56,551                 20                987             11,456
                                      -----------------  -----------------  -----------------  -----------------  -----------------
     Net increase (decrease) in
       net assets from operations     $           5,418  $          69,275  $              21  $           1,296  $          11,205
                                      =================  =================  =================  =================  =================

The accompanying notes are an integral part of these financial statements.

COMMONWEALTH ANNUITY SEPARATE ACCOUNT A

FOR THE YEAR ENDED DECEMBER 31, 2014

                                        FIDELITY VIP       FIDELITY VIP       FIDELITY VIP       FIDELITY VIP       FIDELITY VIP
                                        FREEDOM 2020       FREEDOM 2025       FREEDOM 2030       FREEDOM 2035       FREEDOM 2040
                                          PORTFOLIO          PORTFOLIO          PORTFOLIO          PORTFOLIO          PORTFOLIO
                                       SERVICE CLASS 2    SERVICE CLASS 2    SERVICE CLASS 2    SERVICE CLASS 2    SERVICE CLASS 2
                                      -----------------  -----------------  -----------------  -----------------  -----------------
INVESTMENT INCOME:
  Dividends                           $          12,193  $           5,521  $           4,987  $           5,854  $           8,389

EXPENSES:
  Mortality and expense risk fees                 8,653              4,544              4,698              5,186              5,580
  Administrative expense fees                     1,250                525                535                604                700
                                      -----------------  -----------------  -----------------  -----------------  -----------------
     Total expenses                               9,903              5,069              5,233              5,790              6,280
                                      -----------------  -----------------  -----------------  -----------------  -----------------

     Net investment income (loss)                 2,290                452               (246)                64              2,109
                                      -----------------  -----------------  -----------------  -----------------  -----------------

REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS:
  Capital gain distributions                     14,316              6,716              6,901              5,540              7,476
  Net realized gain (loss)
    from sales of investments                     4,428              1,390              1,848             17,100                424
                                      -----------------  -----------------  -----------------  -----------------  -----------------
     Net realized gain (loss)                    18,744              8,106              8,749             22,640              7,900
  Change in unrealized gain (loss)                5,271              2,571              2,277            (10,985)             3,585
                                      -----------------  -----------------  -----------------  -----------------  -----------------
     Net realized and unrealized
       gain (loss)                               24,015             10,677             11,026             11,655             11,485
                                      -----------------  -----------------  -----------------  -----------------  -----------------
     Net increase (decrease) in
       net assets from operations     $          26,305  $          11,129  $          10,780  $          11,719  $          13,594
                                      =================  =================  =================  =================  =================

The accompanying notes are an integral part of these financial statements.

COMMONWEALTH ANNUITY SEPARATE ACCOUNT A

FOR THE YEAR ENDED DECEMBER 31, 2014

                                                                                                  FIDELITY VIP
                                        FIDELITY VIP       FIDELITY VIP       FIDELITY VIP          GROWTH
                                        FREEDOM 2045       FREEDOM 2050      FREEDOM INCOME      OPPORTUNITIES    FIDELITY VIP INDEX
                                          PORTFOLIO          PORTFOLIO          PORTFOLIO          PORTFOLIO        500 PORTFOLIO
                                       SERVICE CLASS 2    SERVICE CLASS 2    SERVICE CLASS 2    SERVICE CLASS 2    SERVICE CLASS 2
                                      -----------------  -----------------  -----------------  -----------------  -----------------
INVESTMENT INCOME:
  Dividends                           $             619  $           1,598  $           1,427  $              52  $          13,901

EXPENSES:
  Mortality and expense risk fees                   604              1,261              1,519             11,395              8,357
  Administrative expense fees                        75                159                169              1,329              1,058
                                      -----------------  -----------------  -----------------  -----------------  -----------------
     Total expenses                                 679              1,420              1,688             12,724              9,415
                                      -----------------  -----------------  -----------------  -----------------  -----------------

     Net investment income (loss)                   (60)               178               (261)           (12,672)             4,486
                                      -----------------  -----------------  -----------------  -----------------  -----------------

REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS:
  Capital gain distributions                        746              1,665              1,013                593                876
  Net realized gain (loss)
    from sales of investments                     1,423                598                 67             70,613             39,322
                                      -----------------  -----------------  -----------------  -----------------  -----------------
     Net realized gain (loss)                     2,169              2,263              1,080             71,206             40,198
  Change in unrealized gain (loss)                 (244)               628              1,371             23,980             30,870
                                      -----------------  -----------------  -----------------  -----------------  -----------------
     Net realized and unrealized
       gain (loss)                                1,925              2,891              2,451             95,186             71,068
                                      -----------------  -----------------  -----------------  -----------------  -----------------
     Net increase (decrease) in
       net assets from operations     $           1,865  $           3,069  $           2,190  $          82,514  $          75,554
                                      =================  =================  =================  =================  =================

The accompanying notes are an integral part of these financial statements.

COMMONWEALTH ANNUITY SEPARATE ACCOUNT A

FOR THE YEAR ENDED DECEMBER 31, 2014

                                                                                                                   FT VIP FRANKLIN
                                                           FIDELITY VIP       FIDELITY VIP                          MUTUAL GLOBAL
                                      FIDELITY VIP MID       OVERSEAS       STRATEGIC INCOME    FT VIP FRANKLIN     DISCOVERY VIP
                                        CAP PORTFOLIO        PORTFOLIO          PORTFOLIO       INCOME VIP FUND         FUND
                                       SERVICE CLASS 2    SERVICE CLASS 2    SERVICE CLASS 2      CLASS 2 (a)        CLASS 2 (a)
                                      -----------------  -----------------  -----------------  -----------------  -----------------
INVESTMENT INCOME:
  Dividends                           $             159  $             409  $          32,369  $         185,207  $          26,368

EXPENSES:
  Mortality and expense risk fees                 8,861                840             14,149             48,909             14,672
  Administrative expense fees                     1,079                 97              1,775              5,730              1,805
                                      -----------------  -----------------  -----------------  -----------------  -----------------
     Total expenses                               9,940                937             15,924             54,639             16,477
                                      -----------------  -----------------  -----------------  -----------------  -----------------

     Net investment income (loss)                (9,781)              (528)            16,445            130,568              9,891
                                      -----------------  -----------------  -----------------  -----------------  -----------------

REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS:
  Capital gain distributions                     16,631                 20             12,967                 --             81,603
  Net realized gain (loss)
    from sales of investments                     5,585                112             (1,482)            28,384              5,749
                                      -----------------  -----------------  -----------------  -----------------  -----------------
     Net realized gain (loss)                    22,216                132             11,485             28,384             87,352
  Change in unrealized gain (loss)               18,743             (6,378)           (10,147)           (60,336)           (49,308)
                                      -----------------  -----------------  -----------------  -----------------  -----------------
     Net realized and unrealized
       gain (loss)                               40,959             (6,246)             1,338            (31,952)            38,044
                                      -----------------  -----------------  -----------------  -----------------  -----------------
     Net increase (decrease) in
       net assets from operations     $          31,178  $          (6,774) $          17,783  $          98,616  $          47,935
                                      =================  =================  =================  =================  =================

(a)  Name change.  See Note 1.

The accompanying notes are an integral part of these financial statements.

COMMONWEALTH ANNUITY SEPARATE ACCOUNT A

FOR THE YEAR ENDED DECEMBER 31, 2014

                                                                                                 GOLDMAN SACHS      GOLDMAN SACHS
                                       FT VIP FRANKLIN    FT VIP FRANKLIN        FT VIP            BALANCED         EQUITY GROWTH
                                        MUTUAL SHARES     SMALL CAP VALUE       TEMPLETON          STRATEGY           STRATEGY
                                          VIP FUND           VIP FUND        GROWTH VIP FUND       PORTFOLIO          PORTFOLIO
                                         CLASS 2 (a)        CLASS 2 (a)        CLASS 2 (a)          CLASS A            CLASS A
                                      -----------------  -----------------  -----------------  -----------------  -----------------
INVESTMENT INCOME:
  Dividends                           $           5,137  $           4,768  $           7,380  $          35,054  $           6,848

EXPENSES:
  Mortality and expense risk fees                 3,222             10,282              6,206             14,724              4,492
  Administrative expense fees                       377              1,170                718              1,745                572
                                      -----------------  -----------------  -----------------  -----------------  -----------------
     Total expenses                               3,599             11,452              6,924             16,469              5,064
                                      -----------------  -----------------  -----------------  -----------------  -----------------

     Net investment income (loss)                 1,538             (6,684)               456             18,585              1,784
                                      -----------------  -----------------  -----------------  -----------------  -----------------

REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS:
  Capital gain distributions                      1,336             57,495                 --                 --                 --
  Net realized gain (loss)
    from sales of investments                     3,159             10,131             29,173             13,481              5,735
                                      -----------------  -----------------  -----------------  -----------------  -----------------
     Net realized gain (loss)                     4,495             67,626             29,173             13,481              5,735
  Change in unrealized gain (loss)                7,153            (69,907)           (51,538)           (22,306)            (2,011)
                                      -----------------  -----------------  -----------------  -----------------  -----------------
     Net realized and unrealized
       gain (loss)                               11,648             (2,281)           (22,365)            (8,825)             3,724
                                      -----------------  -----------------  -----------------  -----------------  -----------------
     Net increase (decrease) in
       net assets from operations     $          13,186  $          (8,965) $         (21,909) $           9,760  $           5,508
                                      =================  =================  =================  =================  =================

(a)  Name change.  See Note 1.

The accompanying notes are an integral part of these financial statements.

COMMONWEALTH ANNUITY SEPARATE ACCOUNT A

FOR THE YEAR ENDED DECEMBER 31, 2014

                                        GOLDMAN SACHS                         GOLDMAN SACHS
                                         GROWTH AND        GOLDMAN SACHS      INTERNATIONAL      GOLDMAN SACHS      GOLDMAN SACHS
                                       INCOME STRATEGY    GROWTH STRATEGY      REAL ESTATE        REAL ESTATE        TECHNOLOGY
                                          PORTFOLIO          PORTFOLIO       SECURITIES FUND    SECURITIES FUND    TOLLKEEPER FUND
                                           CLASS A            CLASS A            CLASS A            CLASS A            CLASS A
                                      -----------------  -----------------  -----------------  -----------------  -----------------
INVESTMENT INCOME:
  Dividends                           $          34,538  $          19,389  $           4,656  $           2,303  $              --

EXPENSES:
  Mortality and expense risk fees                16,656             13,428              2,297              1,844             13,254
  Administrative expense fees                     2,010              1,616                273                224              1,547
                                      -----------------  -----------------  -----------------  -----------------  -----------------
     Total expenses                              18,666             15,044              2,570              2,068             14,801
                                      -----------------  -----------------  -----------------  -----------------  -----------------

     Net investment income (loss)                15,872              4,345              2,086                235            (14,801)
                                      -----------------  -----------------  -----------------  -----------------  -----------------

REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS:
  Capital gain distributions                         --                 --                 --                 --             69,054
  Net realized gain (loss)
    from sales of investments                    22,566             86,173            (19,245)            10,715             83,443
                                      -----------------  -----------------  -----------------  -----------------  -----------------
     Net realized gain (loss)                    22,566             86,173            (19,245)            10,715            152,497
  Change in unrealized gain (loss)              (30,775)           (69,383)             9,105             20,552            (70,389)
                                      -----------------  -----------------  -----------------  -----------------  -----------------
     Net realized and unrealized
       gain (loss)                               (8,209)            16,790            (10,140)            31,267             82,108
                                      -----------------  -----------------  -----------------  -----------------  -----------------
     Net increase (decrease) in
       net assets from operations     $           7,663  $          21,135  $          (8,054) $          31,502  $          67,307
                                      =================  =================  =================  =================  =================

The accompanying notes are an integral part of these financial statements.

COMMONWEALTH ANNUITY SEPARATE ACCOUNT A

FOR THE YEAR ENDED DECEMBER 31, 2014

                                                                             GOLDMAN SACHS      GOLDMAN SACHS      GOLDMAN SACHS
                                        GOLDMAN SACHS      GOLDMAN SACHS       VIT GLOBAL         VIT GROWTH      VIT HIGH QUALITY
                                       VIT CORE FIXED    VIT EQUITY INDEX        MARKETS         OPPORTUNITIES      FLOATING RATE
                                         INCOME FUND           FUND          NAVIGATOR FUND          FUND               FUND
                                       SERVICE SHARES     SERVICE SHARES     SERVICE SHARES     SERVICE SHARES     SERVICE SHARES
                                      -----------------  -----------------  -----------------  -----------------  -----------------
INVESTMENT INCOME:
  Dividends                           $          28,955  $           4,820  $               7  $              --  $           3,351

EXPENSES:
  Mortality and expense risk fees                14,033              3,178                284              4,572             13,601
  Administrative expense fees                     1,608                360                 33                540              1,627
                                      -----------------  -----------------  -----------------  -----------------  -----------------
     Total expenses                              15,641              3,538                317              5,112             15,228
                                      -----------------  -----------------  -----------------  -----------------  -----------------

     Net investment income (loss)                13,314              1,282               (310)            (5,112)           (11,877)
                                      -----------------  -----------------  -----------------  -----------------  -----------------

REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS:
  Capital gain distributions                         --              6,266                154             72,514                 --
  Net realized gain (loss)
    from sales of investments                     4,709             15,997                817              3,232             (7,121)
                                      -----------------  -----------------  -----------------  -----------------  -----------------
     Net realized gain (loss)                     4,709             22,263                971             75,746             (7,121)
  Change in unrealized gain (loss)               24,031              2,506               (209)           (37,593)             3,665
                                      -----------------  -----------------  -----------------  -----------------  -----------------
     Net realized and unrealized
       gain (loss)                               28,740             24,769                762             38,153             (3,456)
                                      -----------------  -----------------  -----------------  -----------------  -----------------
     Net increase (decrease) in
       net assets from operations     $          42,054  $          26,051  $             452  $          33,041  $         (15,333)
                                      =================  =================  =================  =================  =================

The accompanying notes are an integral part of these financial statements.

COMMONWEALTH ANNUITY SEPARATE ACCOUNT A

FOR THE YEAR ENDED DECEMBER 31, 2014

                                                                                                 GOLDMAN SACHS
                                        GOLDMAN SACHS      GOLDMAN SACHS      GOLDMAN SACHS      VIT SMALL CAP      GOLDMAN SACHS
                                        VIT LARGE CAP       VIT MID CAP         VIT MONEY       EQUITY INSIGHTS     VIT STRATEGIC
                                         VALUE FUND         VALUE FUND         MARKET FUND       FUND SERVICE        GROWTH FUND
                                       SERVICE SHARES     SERVICE SHARES     SERVICE SHARES       SHARES (a)       SERVICE SHARES
                                      -----------------  -----------------  -----------------  -----------------  -----------------
INVESTMENT INCOME:
  Dividends                           $           1,725  $             274  $             456  $             551  $             238

EXPENSES:
  Mortality and expense risk fees                 1,684                380             99,861              1,884              2,624
  Administrative expense fees                       218                 47             11,334                221                317
                                      -----------------  -----------------  -----------------  -----------------  -----------------
     Total expenses                               1,902                427            111,195              2,105              2,941
                                      -----------------  -----------------  -----------------  -----------------  -----------------

     Net investment income (loss)                  (177)              (153)          (110,739)            (1,554)            (2,703)
                                      -----------------  -----------------  -----------------  -----------------  -----------------

REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS:
  Capital gain distributions                     28,511              5,969                 --             15,531             38,569
  Net realized gain (loss)
    from sales of investments                       914              3,547                 --              7,779             22,051
                                      -----------------  -----------------  -----------------  -----------------  -----------------
     Net realized gain (loss)                    29,425              9,516                 --             23,310             60,620
  Change in unrealized gain (loss)              (13,950)            (3,327)                --            (18,183)           (33,080)
                                      -----------------  -----------------  -----------------  -----------------  -----------------
     Net realized and unrealized
       gain (loss)                               15,475              6,189                 --              5,127             27,540
                                      -----------------  -----------------  -----------------  -----------------  -----------------
     Net increase (decrease) in
       net assets from operations     $          15,298  $           6,036  $        (110,739) $           3,573  $          24,837
                                      =================  =================  =================  =================  =================

(a)  Name change.  See Note 1.

The accompanying notes are an integral part of these financial statements.

COMMONWEALTH ANNUITY SEPARATE ACCOUNT A

FOR THE YEAR ENDED DECEMBER 31, 2014

                                        GOLDMAN SACHS      GOLDMAN SACHS
                                        VIT STRATEGIC     VIT U.S. EQUITY     INVESCO V.I.                           INVESCO V.I.
                                        INTERNATIONAL      INSIGHTS FUND        AMERICAN       INVESCO V.I. CORE    GLOBAL HEALTH
                                         EQUITY FUND          SERVICE        FRANCHISE FUND       EQUITY FUND         CARE FUND
                                       SERVICE SHARES       SHARES (a)      SERIES II SHARES   SERIES II SHARES   SERIES II SHARES
                                      -----------------  -----------------  -----------------  -----------------  -----------------
INVESTMENT INCOME:
  Dividends                           $           4,130  $           5,204  $              --  $           2,425  $              --

EXPENSES:
  Mortality and expense risk fees                 1,874              5,477                150              4,246             16,180
  Administrative expense fees                       225                626                 20                514              1,873
                                      -----------------  -----------------  -----------------  -----------------  -----------------
     Total expenses                               2,099              6,103                170              4,760             18,053
                                      -----------------  -----------------  -----------------  -----------------  -----------------

     Net investment income (loss)                 2,031               (899)              (170)            (2,335)           (18,053)
                                      -----------------  -----------------  -----------------  -----------------  -----------------

REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS:
  Capital gain distributions                         --             20,081                 --              1,726             49,189
  Net realized gain (loss)
    from sales of investments                    15,485             13,767                279              4,224            166,072
                                      -----------------  -----------------  -----------------  -----------------  -----------------
     Net realized gain (loss)                    15,485             33,848                279              5,950            215,261
  Change in unrealized gain (loss)              (31,285)            26,792                773             16,691            (12,959)
                                      -----------------  -----------------  -----------------  -----------------  -----------------
     Net realized and unrealized
       gain (loss)                              (15,800)            60,640              1,052             22,641            202,302
                                      -----------------  -----------------  -----------------  -----------------  -----------------
     Net increase (decrease) in
       net assets from operations     $         (13,769) $          59,741  $             882  $          20,306  $         184,249
                                      =================  =================  =================  =================  =================

(a)  Name change.  See Note 1.

The accompanying notes are an integral part of these financial statements.

COMMONWEALTH ANNUITY SEPARATE ACCOUNT A

FOR THE YEAR ENDED DECEMBER 31, 2014

                                      INVESCO V.I. MID      JANUS ASPEN                           JANUS ASPEN
                                       CAP CORE EQUITY      ENTERPRISE         JANUS ASPEN      PERKINS MID CAP       MFS(R) NEW
                                       FUND SERIES II        PORTFOLIO       FORTY PORTFOLIO    VALUE PORTFOLIO   DISCOVERY SERIES
                                         SHARES (b)       SERVICE SHARES     SERVICE SHARES     SERVICE SHARES      SERVICE CLASS
                                      -----------------  -----------------  -----------------  -----------------  -----------------
INVESTMENT INCOME:
  Dividends                           $              --  $             126  $             175  $          11,621  $              --

EXPENSES:
  Mortality and expense risk fees                     2              4,921              7,051             11,761              4,057
  Administrative expense fees                        --                567                844              1,372                487
                                      -----------------  -----------------  -----------------  -----------------  -----------------
     Total expenses                                   2              5,488              7,895             13,133              4,544
                                      -----------------  -----------------  -----------------  -----------------  -----------------

     Net investment income (loss)                    (2)            (5,362)            (7,720)            (1,512)            (4,544)
                                      -----------------  -----------------  -----------------  -----------------  -----------------

REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS:
  Capital gain distributions                         47             26,336            172,886             88,546             70,937
  Net realized gain (loss)
    from sales of investments                        --             12,092             17,510              5,342             12,876
                                      -----------------  -----------------  -----------------  -----------------  -----------------
     Net realized gain (loss)                        47             38,428            190,396             93,888             83,813
  Change in unrealized gain (loss)                  (62)             5,420           (149,952)           (31,653)          (122,382)
                                      -----------------  -----------------  -----------------  -----------------  -----------------
     Net realized and unrealized
       gain (loss)                                  (15)            43,848             40,444             62,235            (38,569)
                                      -----------------  -----------------  -----------------  -----------------  -----------------
     Net increase (decrease) in
       net assets from operations     $             (17) $          38,486  $          32,724  $          60,723  $         (43,113)
                                      =================  =================  =================  =================  =================

(b)  Investment addition.  See Note 1.

The accompanying notes are an integral part of these financial statements.

COMMONWEALTH ANNUITY SEPARATE ACCOUNT A

FOR THE YEAR ENDED DECEMBER 31, 2014

                                                                                                                     OPPENHEIMER
                                                            OPPENHEIMER                           OPPENHEIMER        MAIN STREET
                                       MFS(R) UTILITIES   CAPITAL INCOME       OPPENHEIMER     GLOBAL STRATEGIC       SMALL CAP
                                           SERIES             FUND/VA        GLOBAL FUND/VA     INCOME FUND/VA       FUND(R)/VA
                                        SERVICE CLASS     SERVICE SHARES     SERVICE SHARES     SERVICE SHARES     SERVICE SHARES
                                      -----------------  -----------------  -----------------  -----------------  -----------------
INVESTMENT INCOME:
  Dividends                           $           9,581  $           8,950  $           8,683  $          62,173  $           3,014

EXPENSES:
  Mortality and expense risk fees                 5,873              6,322             12,870             17,271              6,073
  Administrative expense fees                       704                753              1,549              2,270                704
                                      -----------------  -----------------  -----------------  -----------------  -----------------
     Total expenses                               6,577              7,075             14,419             19,541              6,777
                                      -----------------  -----------------  -----------------  -----------------  -----------------

     Net investment income (loss)                 3,004              1,875             (5,736)            42,632             (3,763)
                                      -----------------  -----------------  -----------------  -----------------  -----------------

REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS:
  Capital gain distributions                     18,467                 --             45,687                 --             66,887
  Net realized gain (loss)
    from sales of investments                     7,667             14,994             78,653            (17,781)            10,544
                                      -----------------  -----------------  -----------------  -----------------  -----------------
     Net realized gain (loss)                    26,134             14,994            124,340            (17,781)            77,431
  Change in unrealized gain (loss)               12,315             14,182           (118,816)            (4,431)           (28,278)
                                      -----------------  -----------------  -----------------  -----------------  -----------------
     Net realized and unrealized
       gain (loss)                               38,449             29,176              5,524            (22,212)            49,153
                                      -----------------  -----------------  -----------------  -----------------  -----------------
     Net increase (decrease) in
       net assets from operations     $          41,453  $          31,051  $            (212) $          20,420  $          45,390
                                      =================  =================  =================  =================  =================

The accompanying notes are an integral part of these financial statements.

COMMONWEALTH ANNUITY SEPARATE ACCOUNT A

FOR THE YEAR ENDED DECEMBER 31, 2014

                                                              PIONEER
                                           PIONEER           EMERGING        PIONEER MID CAP    PIONEER SELECT
                                      DISCIPLINED VALUE     MARKETS VCT         VALUE VCT       MID CAP GROWTH
                                        VCT PORTFOLIO        PORTFOLIO          PORTFOLIO        VCT PORTFOLIO
                                          CLASS II           CLASS II           CLASS II            CLASS I
                                      -----------------  -----------------  -----------------  -----------------
INVESTMENT INCOME:
  Dividends                           $           2,316  $           1,175  $           2,628  $              --

EXPENSES:
  Mortality and expense risk fees                 2,525              7,735              4,835             10,091
  Administrative expense fees                       316                907                572              1,203
                                      -----------------  -----------------  -----------------  -----------------
     Total expenses                               2,841              8,642              5,407             11,294
                                      -----------------  -----------------  -----------------  -----------------

     Net investment income (loss)                  (525)            (7,467)            (2,779)           (11,294)
                                      -----------------  -----------------  -----------------  -----------------

REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS:
  Capital gain distributions                     20,130              3,340             53,958            164,852
  Net realized gain (loss)
    from sales of investments                     3,326            (20,933)             3,987             27,364
                                      -----------------  -----------------  -----------------  -----------------
     Net realized gain (loss)                    23,456            (17,593)            57,945            192,216
  Change in unrealized gain (loss)               (6,090)           (66,773)           (12,650)          (124,332)
                                      -----------------  -----------------  -----------------  -----------------
     Net realized and unrealized
       gain (loss)                               17,366            (84,366)            45,295             67,884
                                      -----------------  -----------------  -----------------  -----------------
     Net increase (decrease) in
       net assets from operations     $          16,841  $         (91,833) $          42,516  $          56,590
                                      =================  =================  =================  =================

The accompanying notes are an integral part of these financial statements.

COMMONWEALTH ANNUITY SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED DECEMBER 31,

                                         ALLIANCEBERNSTEIN VPS           ALLIANCEBERNSTEIN VPS        ALLIANCEBERNSTEIN VPS SMALL
                                      INTERMEDIATE BOND PORTFOLIO    INTERNATIONAL VALUE PORTFOLIO       CAP GROWTH PORTFOLIO
                                                CLASS B                         CLASS B                         CLASS B
                                     ------------------------------  ------------------------------  ------------------------------
                                          2014            2013            2014            2013            2014            2013
                                     --------------  --------------  --------------  --------------  --------------  --------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
   Net investment income (loss)      $       11,391  $       20,978  $        3,019  $        7,277  $       (8,451) $       (8,597)
   Net realized gain (loss)                 (13,468)         (9,953)          1,728           2,163          66,035         113,115
   Change in unrealized gain (loss)          30,325         (46,858)        (17,803)         18,309         (80,263)        101,767
                                     --------------  --------------  --------------  --------------  --------------  --------------
   Net increase (decrease) in net
     assets from operations                  28,248         (35,833)        (13,056)         27,749         (22,679)        206,285
                                     --------------  --------------  --------------  --------------  --------------  --------------

FROM CONTRACT TRANSACTIONS:
   Net purchase payments                     54,579          97,053          12,232          17,618           2,831           9,863
   Withdrawals                              (23,471)       (106,943)         (2,625)        (13,252)        (26,677)        (55,909)
   Contract benefits                         (3,816)         (1,151)             --              --              --              --
   Contract charges                            (377)           (441)            (98)           (107)           (403)           (469)
   Transfers                                  6,603        (282,442)        (17,307)         10,098         (48,796)         (7,876)
   Other transfers from (to) the
     General Account                         21,516          11,805           6,632              54             174             648
                                     --------------  --------------  --------------  --------------  --------------  --------------
   Net increase (decrease) in net
     assets from Contract
     transactions                            55,034        (282,119)         (1,166)         14,411         (72,871)        (53,743)
                                     --------------  --------------  --------------  --------------  --------------  --------------
   Net increase (decrease) in
     net assets                              83,282        (317,952)        (14,222)         42,160         (95,550)        152,542

NET ASSETS:
   Beginning of year                        591,053         909,005         167,788         125,628         633,519         480,977
                                     --------------  --------------  --------------  --------------  --------------  --------------
   End of year                       $      674,335  $      591,053  $      153,566  $      167,788  $      537,969  $      633,519
                                     ==============  ==============  ==============  ==============  ==============  ==============

The accompanying notes are an integral part of these financial statements.

COMMONWEALTH ANNUITY SEPARATE ACCOUNT A

FOR THE YEARS ENDED DECEMBER 31,

                                         ALLIANCEBERNSTEIN VPS        FIDELITY VIP CONTRAFUND(R)     FIDELITY VIP DISCIPLINED SMALL
                                     SMALL/MID CAP VALUE PORTFOLIO             PORTFOLIO                     CAP PORTFOLIO
                                                CLASS B                     SERVICE CLASS 2                 SERVICE CLASS 2
                                     ------------------------------  ------------------------------  ------------------------------
                                          2014            2013            2014            2013            2014            2013
                                     --------------  --------------  --------------  --------------  --------------  --------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
   Net investment income (loss)      $      (10,909) $      (10,143) $       (9,269) $       (4,662) $       (1,819) $         (734)
   Net realized gain (loss)                 191,302          86,993         125,401          47,228          12,062           8,016
   Change in unrealized gain (loss)        (154,710)        193,036          42,772         240,185          (4,825)         13,053
                                     --------------  --------------  --------------  --------------  --------------  --------------
   Net increase (decrease) in net
     assets from operations                  25,683         269,886         158,904         282,751           5,418          20,335
                                     --------------  --------------  --------------  --------------  --------------  --------------

FROM CONTRACT TRANSACTIONS:
   Net purchase payments                     50,494          69,194         260,421         236,334          39,622          56,206
   Withdrawals                              (73,066)        (72,451)        (36,230)        (89,160)            (83)         (3,838)
   Contract benefits                             --              --              --              --              --              --
   Contract charges                            (285)           (254)           (764)           (591)           (142)           (106)
   Transfers                               (668,000)        936,079          20,009         173,856           2,845           2,962
   Other transfers from (to) the
     General Account                         19,706           4,013          94,627          11,515           9,831           2,533
                                     --------------  --------------  --------------  --------------  --------------  --------------
   Net increase (decrease) in net
     assets from Contract
     transactions                          (671,151)        936,581         338,063         331,954          52,073          57,757
                                     --------------  --------------  --------------  --------------  --------------  --------------
   Net increase (decrease) in
     net assets                            (645,468)      1,206,467         496,967         614,705          57,491          78,092

NET ASSETS:
   Beginning of year                      1,518,980         312,513       1,441,671         826,966         100,695          22,603
                                     --------------  --------------  --------------  --------------  --------------  --------------
   End of year                       $      873,512  $    1,518,980  $    1,938,638  $    1,441,671  $      158,186  $      100,695
                                     ==============  ==============  ==============  ==============  ==============  ==============

The accompanying notes are an integral part of these financial statements.

COMMONWEALTH ANNUITY SEPARATE ACCOUNT A

FOR THE YEARS ENDED DECEMBER 31,

                                      FIDELITY VIP EQUITY-INCOME       FIDELITY VIP FREEDOM 2005       FIDELITY VIP FREEDOM 2010
                                               PORTFOLIO                       PORTFOLIO                       PORTFOLIO
                                            SERVICE CLASS 2                 SERVICE CLASS 2                 SERVICE CLASS 2
                                     ------------------------------  ------------------------------  ------------------------------
                                          2014            2013            2014            2013            2014            2013
                                     --------------  --------------  --------------  --------------  --------------  --------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
   Net investment income (loss)      $       12,724  $       18,188  $            1  $           (2) $          309  $            7
   Net realized gain (loss)                  48,663          98,065               9             110             311              27
   Change in unrealized gain (loss)           7,888          31,369              11              43             676             186
                                     --------------  --------------  --------------  --------------  --------------  --------------
   Net increase (decrease) in net
     assets from operations                  69,275         147,622              21             151           1,296             220
                                     --------------  --------------  --------------  --------------  --------------  --------------

FROM CONTRACT TRANSACTIONS:
   Net purchase payments                    141,588          86,337             128             120             411             408
   Withdrawals                             (123,306)         (3,025)             --              --              --              --
   Contract benefits                         (2,066)             --              --              --              --              --
   Contract charges                            (377)           (225)             (5)             (5)            (23)            (23)
   Transfers                               (393,054)      1,100,197              --            (105)         68,137              --
   Other transfers from (to) the
     General Account                         87,965          64,106              --              --              --              --
                                     --------------  --------------  --------------  --------------  --------------  --------------
   Net increase (decrease) in net
     assets from Contract
     transactions                          (289,250)      1,247,390             123              10          68,525             385
                                     --------------  --------------  --------------  --------------  --------------  --------------
   Net increase (decrease) in
     net assets                            (219,975)      1,395,012             144             161          69,821             605

NET ASSETS:
   Beginning of year                      1,444,139          49,127             696             535           2,306           1,701
                                     --------------  --------------  --------------  --------------  --------------  --------------
   End of year                       $    1,224,164  $    1,444,139  $          840  $          696  $       72,127  $        2,306
                                     ==============  ==============  ==============  ==============  ==============  ==============

The accompanying notes are an integral part of these financial statements.

COMMONWEALTH ANNUITY SEPARATE ACCOUNT A

FOR THE YEARS ENDED DECEMBER 31,

                                       FIDELITY VIP FREEDOM 2015       FIDELITY VIP FREEDOM 2020       FIDELITY VIP FREEDOM 2025
                                               PORTFOLIO                       PORTFOLIO                       PORTFOLIO
                                            SERVICE CLASS 2                 SERVICE CLASS 2                 SERVICE CLASS 2
                                     ------------------------------  ------------------------------  ------------------------------
                                          2014            2013            2014            2013            2014            2013
                                     --------------  --------------  --------------  --------------  --------------  --------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
   Net investment income (loss)      $         (251) $        1,382  $        2,290  $        4,313  $          452  $        1,443
   Net realized gain (loss)                  10,203           4,340          18,744           9,456           8,106           4,116
   Change in unrealized gain (loss)           1,253          28,315           5,271          73,386           2,571          27,978
                                     --------------  --------------  --------------  --------------  --------------  --------------
   Net increase (decrease) in net
     assets from operations                  11,205          34,037          26,305          87,155          11,129          33,537
                                     --------------  --------------  --------------  --------------  --------------  --------------

FROM CONTRACT TRANSACTIONS:
   Net purchase payments                     11,811         127,827          45,956          93,078          53,801          60,138
   Withdrawals                              (15,891)         (1,626)             --              --          (9,196)           (374)
   Contract benefits                             --              --              --              --              --              --
   Contract charges                            (175)           (176)           (248)           (217)           (496)           (332)
   Transfers                                 38,458          78,860         (11,488)         71,257          42,145         102,152
   Other transfers from (to) the
     General Account                             10          21,016           7,163              91             563           5,664
                                     --------------  --------------  --------------  --------------  --------------  --------------
   Net increase (decrease) in net
     assets from Contract
     transactions                            34,213         225,901          41,383         164,209          86,817         167,248
                                     --------------  --------------  --------------  --------------  --------------  --------------
   Net increase (decrease) in
     net assets                              45,418         259,938          67,688         251,364          97,946         200,785

NET ASSETS:
   Beginning of year                        392,004         132,066         790,377         539,013         292,991          92,206
                                     --------------  --------------  --------------  --------------  --------------  --------------
   End of year                       $      437,422  $      392,004  $      858,065  $      790,377  $      390,937  $      292,991
                                     ==============  ==============  ==============  ==============  ==============  ==============

The accompanying notes are an integral part of these financial statements.

COMMONWEALTH ANNUITY SEPARATE ACCOUNT A

FOR THE YEARS ENDED DECEMBER 31,

                                       FIDELITY VIP FREEDOM 2030       FIDELITY VIP FREEDOM 2035       FIDELITY VIP FREEDOM 2040
                                               PORTFOLIO                       PORTFOLIO                       PORTFOLIO
                                            SERVICE CLASS 2                 SERVICE CLASS 2                 SERVICE CLASS 2
                                     ------------------------------  ------------------------------  ------------------------------
                                          2014            2013            2014            2013            2014            2013
                                     --------------  --------------  --------------  --------------  --------------  --------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
   Net investment income (loss)      $         (246) $        1,129  $           64  $          762  $        2,109  $        1,829
   Net realized gain (loss)                   8,749           5,988          22,640           3,974           7,900           2,690
   Change in unrealized gain (loss)           2,277          37,024         (10,985)         46,105           3,585          26,018
                                     --------------  --------------  --------------  --------------  --------------  --------------
   Net increase (decrease) in net
     assets from operations                  10,780          44,141          11,719          50,841          13,594          30,537
                                     --------------  --------------  --------------  --------------  --------------  --------------

FROM CONTRACT TRANSACTIONS:
   Net purchase payments                     18,849          28,540          34,803          43,483         332,337         156,967
   Withdrawals                               (7,761)         (5,147)        (21,999)         (1,002)         (1,441)         (2,222)
   Contract benefits                             --              --              --              --              --              --
   Contract charges                            (305)           (263)           (421)           (367)           (413)           (373)
   Transfers                                 10,216          60,513         (19,311)         25,390           5,991          24,847
   Other transfers from (to) the
     General Account                          3,735           1,785         131,867             704             481             525
                                     --------------  --------------  --------------  --------------  --------------  --------------
   Net increase (decrease) in net
     assets from Contract
     transactions                            24,734          85,428         124,939          68,208         336,955         179,744
                                     --------------  --------------  --------------  --------------  --------------  --------------
   Net increase (decrease) in
     net assets                              35,514         129,569         136,658         119,049         350,549         210,281

NET ASSETS:
   Beginning of year                        337,074         207,505         314,705         195,656         288,043          77,762
                                     --------------  --------------  --------------  --------------  --------------  --------------
   End of year                       $      372,588  $      337,074  $      451,363  $      314,705  $      638,592  $      288,043
                                     ==============  ==============  ==============  ==============  ==============  ==============

The accompanying notes are an integral part of these financial statements.

COMMONWEALTH ANNUITY SEPARATE ACCOUNT A

FOR THE YEARS ENDED DECEMBER 31,

                                       FIDELITY VIP FREEDOM 2045       FIDELITY VIP FREEDOM 2050      FIDELITY VIP FREEDOM INCOME
                                               PORTFOLIO                       PORTFOLIO                       PORTFOLIO
                                            SERVICE CLASS 2                 SERVICE CLASS 2                 SERVICE CLASS 2
                                     ------------------------------  ------------------------------  ------------------------------
                                          2014            2013            2014            2013            2014            2013
                                     --------------  --------------  --------------  --------------  --------------  --------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
   Net investment income (loss)      $          (60) $          133  $          178  $          132  $         (261) $          757
   Net realized gain (loss)                   2,169             777           2,263           1,163           1,080             352
   Change in unrealized gain (loss)            (244)          5,997             628          12,487           1,371           1,605
                                     --------------  --------------  --------------  --------------  --------------  --------------
   Net increase (decrease) in net
     assets from operations                   1,865           6,907           3,069          13,782           2,190           2,714
                                     --------------  --------------  --------------  --------------  --------------  --------------

FROM CONTRACT TRANSACTIONS:
   Net purchase payments                     12,329          14,188          39,122          19,744             145             197
   Withdrawals                               (1,583)         (1,835)         (3,921)         (4,265)           (564)             --
   Contract benefits                             --              --              --              --              --              --
   Contract charges                            (407)           (352)           (533)           (480)            (27)            (18)
   Transfers                                 (5,827)             --              46          30,320              --         107,139
   Other transfers from (to) the
     General Account                            164             (19)          1,010             942              --              --
                                     --------------  --------------  --------------  --------------  --------------  --------------
   Net increase (decrease) in net
     assets from Contract
     transactions                             4,676          11,982          35,724          46,261            (446)        107,318
                                     --------------  --------------  --------------  --------------  --------------  --------------
   Net increase (decrease) in
     net assets                               6,541          18,889          38,793          60,043           1,744         110,032

NET ASSETS:
   Beginning of year                         40,767          21,878          86,669          26,626         110,244             212
                                     --------------  --------------  --------------  --------------  --------------  --------------
   End of year                       $       47,308  $       40,767  $      125,462  $       86,669  $      111,988  $      110,244
                                     ==============  ==============  ==============  ==============  ==============  ==============

The accompanying notes are an integral part of these financial statements.

COMMONWEALTH ANNUITY SEPARATE ACCOUNT A

FOR THE YEARS ENDED DECEMBER 31,

                                          FIDELITY VIP GROWTH           FIDELITY VIP INDEX 500           FIDELITY VIP MID CAP
                                        OPPORTUNITIES PORTFOLIO                PORTFOLIO                       PORTFOLIO
                                            SERVICE CLASS 2                 SERVICE CLASS 2                 SERVICE CLASS 2
                                     ------------------------------  ------------------------------  ------------------------------
                                          2014            2013            2014            2013            2014            2013
                                     --------------  --------------  --------------  --------------  --------------  --------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
   Net investment income (loss)      $      (12,672) $      (11,944) $        4,486  $        2,630  $       (9,781) $       (5,753)
   Net realized gain (loss)                  71,206         149,180          40,198           4,954          22,216          85,084
   Change in unrealized gain (loss)          23,980         132,239          30,870          65,138          18,743          76,788
                                     --------------  --------------  --------------  --------------  --------------  --------------
   Net increase (decrease) in net
     assets from operations                  82,514         269,475          75,554          72,722          31,178         156,119
                                     --------------  --------------  --------------  --------------  --------------  --------------

FROM CONTRACT TRANSACTIONS:
   Net purchase payments                     59,941          94,245         294,762         125,750         124,480          91,266
   Withdrawals                              (28,010)        (35,354)       (284,584)        (20,712)        (17,642)        (65,222)
   Contract benefits                             --              --              --              --              --              --
   Contract charges                            (930)           (994)           (469)           (303)           (434)           (391)
   Transfers                               (127,094)       (456,678)        282,142         114,121           2,997          41,510
   Other transfers from (to) the
     General Account                          2,145           3,911         176,152           9,097          32,548             554
                                     --------------  --------------  --------------  --------------  --------------  --------------
   Net increase (decrease) in net
     assets from Contract
     transactions                           (93,948)       (394,870)        468,003         227,953         141,949          67,717
                                     --------------  --------------  --------------  --------------  --------------  --------------
   Net increase (decrease) in
     net assets                             (11,434)       (125,395)        543,557         300,675         173,127         223,836

NET ASSETS:
   Beginning of year                        868,740         994,135         451,315         150,640         673,050         449,214
                                     --------------  --------------  --------------  --------------  --------------  --------------
   End of year                       $      857,306  $      868,740  $      994,872  $      451,315  $      846,177  $      673,050
                                     ==============  ==============  ==============  ==============  ==============  ==============

The accompanying notes are an integral part of these financial statements.

COMMONWEALTH ANNUITY SEPARATE ACCOUNT A

FOR THE YEARS ENDED DECEMBER 31,

                                         FIDELITY VIP OVERSEAS       FIDELITY VIP STRATEGIC INCOME      FT VIP FRANKLIN INCOME
                                               PORTFOLIO                       PORTFOLIO                       VIP FUND
                                            SERVICE CLASS 2                 SERVICE CLASS 2                   CLASS 2 (a)
                                     ------------------------------  ------------------------------  ------------------------------
                                          2014            2013            2014            2013            2014            2013
                                     --------------  --------------  --------------  --------------  --------------  --------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
   Net investment income (loss)      $        (528)  $         (72)  $      16,445   $      22,008   $     130,568   $     162,448
   Net realized gain (loss)                    132             783          11,485          10,998          28,384          28,753
   Change in unrealized gain (loss)         (6,378)          5,668         (10,147)        (36,357)        (60,336)        181,492
                                     --------------  --------------  --------------  --------------  --------------  --------------
   Net increase (decrease) in net
     assets from operations                 (6,774)          6,379          17,783          (3,351)         98,616         372,693
                                     --------------  --------------  --------------  --------------  --------------  --------------

FROM CONTRACT TRANSACTIONS:
   Net purchase payments                     6,679           4,322          93,434         100,115         274,824         260,384
   Withdrawals                             (10,165)           (623)       (139,064)        (44,479)       (189,930)       (256,573)
   Contract benefits                            --              --              --              --          (4,162)        (38,610)
   Contract charges                            (73)            (58)           (171)           (205)           (923)           (901)
   Transfers                                13,561           5,103         183,324        (162,996)        214,316          95,506
   Other transfers from (to) the
     General Account                           585             570         113,587         122,538          95,844         104,238
                                     --------------  --------------  --------------  --------------  --------------  --------------
   Net increase (decrease) in net
     assets from Contract
     transactions                           10,587           9,314         251,110          14,973         389,969         164,044
                                     --------------  --------------  --------------  --------------  --------------  --------------
   Net increase (decrease) in
     net assets                              3,813          15,693         268,893          11,622         488,585         536,737

NET ASSETS:
   Beginning of year                        31,114          15,421         854,251         842,629       3,449,663       2,912,926
                                     --------------  --------------  --------------  --------------  --------------  --------------
   End of year                       $      34,927   $      31,114   $   1,123,144   $     854,251   $   3,938,248   $   3,449,663
                                     ==============  ==============  ==============  ==============  ==============  ==============

(a) Name change. See Note 1.

The accompanying notes are an integral part of these financial statements.

COMMONWEALTH ANNUITY SEPARATE ACCOUNT A

FOR THE YEARS ENDED DECEMBER 31,

                                     FT VIP FRANKLIN MUTUAL GLOBAL      FT VIP FRANKLIN MUTUAL         FT VIP FRANKLIN SMALL CAP
                                          DISCOVERY VIP FUND                SHARES VIP FUND                 VALUE VIP FUND
                                              CLASS 2 (a)                     CLASS 2 (a)                     CLASS 2 (a)
                                     ------------------------------  ------------------------------  ------------------------------
                                          2014            2013            2014            2013            2014            2013
                                     --------------  --------------  --------------  --------------  --------------  --------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
   Net investment income (loss)      $        9,891  $        8,406  $        1,538  $        1,947  $       (6,684) $       (1,468)
   Net realized gain (loss)                  87,352         118,880           4,495          16,848          67,626          50,580
   Change in unrealized gain (loss)         (49,308)         87,286           7,153          39,136         (69,907)        126,039
                                     --------------  --------------  --------------  --------------  --------------  --------------
   Net increase (decrease) in net
     assets from operations                  47,935         214,572          13,186          57,931          (8,965)        175,151
                                     --------------  --------------  --------------  --------------  --------------  --------------

FROM CONTRACT TRANSACTIONS:
   Net purchase payments                    153,298         113,984          25,249          24,341          49,123         102,047
   Withdrawals                              (56,296)        (95,935)         (8,845)        (16,211)        (24,686)       (114,821)
   Contract benefits                             --         (22,533)             --          (1,358)             --              --
   Contract charges                            (809)           (758)           (196)           (208)           (261)           (266)
   Transfers                                 59,615          80,375             933         (44,954)        (11,159)         57,071
   Other transfers from (to) the
     General Account                          2,060          42,560              52             110          15,534          38,899
                                     --------------  --------------  --------------  --------------  --------------  --------------
   Net increase (decrease) in net
     assets from Contract
     transactions                           157,868         117,693          17,193         (38,280)         28,551          82,930
                                     --------------  --------------  --------------  --------------  --------------  --------------
   Net increase (decrease) in
     net assets                             205,803         332,265          30,379          19,651          19,586         258,081

NET ASSETS:
   Beginning of year                      1,070,916         738,651         236,788         217,137         756,878         498,797
                                     --------------  --------------  --------------  --------------  --------------  --------------
   End of year                       $    1,276,719  $    1,070,916  $      267,167  $      236,788  $      776,464  $      756,878
                                     ==============  ==============  ==============  ==============  ==============  ==============

(a) Name change. See Note 1.

The accompanying notes are an integral part of these financial statements.

COMMONWEALTH ANNUITY SEPARATE ACCOUNT A

FOR THE YEARS ENDED DECEMBER 31,

                                        FT VIP TEMPLETON GROWTH         GOLDMAN SACHS BALANCED        GOLDMAN SACHS EQUITY GROWTH
                                               VIP FUND                   STRATEGY PORTFOLIO              STRATEGY PORTFOLIO
                                              CLASS 2 (a)                       CLASS A                         CLASS A
                                     ------------------------------  ------------------------------  ------------------------------
                                          2014            2013            2014            2013            2014            2013
                                     --------------  --------------  --------------  --------------  --------------  --------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
   Net investment income (loss)      $          456  $        3,268  $       18,585  $       13,595  $        1,784  $        1,271
   Net realized gain (loss)                  29,173           6,080          13,481           4,729           5,735           8,192
   Change in unrealized gain (loss)         (51,538)         56,999         (22,306)         47,691          (2,011)         51,414
                                     --------------  --------------  --------------  --------------  --------------  --------------
   Net increase (decrease) in net
     assets from operations                 (21,909)         66,347           9,760          66,015           5,508          60,877
                                     --------------  --------------  --------------  --------------  --------------  --------------

FROM CONTRACT TRANSACTIONS:
   Net purchase payments                     17,116          17,568          98,823         116,453          44,930          41,806
   Withdrawals                              (24,031)         (1,099)       (146,083)        (21,704)         (7,226)         (8,337)
   Contract benefits                             --              --              --              --              --              --
   Contract charges                             (90)            (94)         (1,170)         (1,220)           (605)           (595)
   Transfers                                 23,448          28,345         113,194         (14,473)        (10,186)        (37,554)
   Other transfers from (to) the
     General Account                          5,973             144           8,680           4,723           3,590           2,521
                                     --------------  --------------  --------------  --------------  --------------  --------------
   Net increase (decrease) in net
     assets from Contract
     transactions                            22,416          44,864          73,444          83,779          30,503          (2,159)
                                     --------------  --------------  --------------  --------------  --------------  --------------
   Net increase (decrease) in
     net assets                                 507         111,211          83,204         149,794          36,011          58,718

NET ASSETS:
   Beginning of year                        301,214         190,003       1,095,206         945,412         349,462         290,744
                                     --------------  --------------  --------------  --------------  --------------  --------------
   End of year                       $      301,721  $      301,214  $    1,178,410  $    1,095,206  $      385,473  $      349,462
                                     ==============  ==============  ==============  ==============  ==============  ==============

(a) Name change. See Note 1.

The accompanying notes are an integral part of these financial statements.

COMMONWEALTH ANNUITY SEPARATE ACCOUNT A

FOR THE YEARS ENDED DECEMBER 31,

                                       GOLDMAN SACHS GROWTH AND      GOLDMAN SACHS GROWTH STRATEGY    GOLDMAN SACHS INTERNATIONAL
                                       INCOME STRATEGY PORTFOLIO               PORTFOLIO              REAL ESTATE SECURITIES FUND
                                                CLASS A                         CLASS A                         CLASS A
                                     ------------------------------  ------------------------------  ------------------------------
                                          2014            2013            2014            2013            2014            2013
                                     --------------  --------------  --------------  --------------  --------------  --------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
   Net investment income (loss)      $       15,872  $        8,270  $        4,345  $        1,357  $        2,086  $       15,389
   Net realized gain (loss)                  22,566          21,162          86,173          12,646         (19,245)        (10,989)
   Change in unrealized gain (loss)         (30,775)        101,075         (69,383)        145,995           9,105         (20,645)
                                     --------------  --------------  --------------  --------------  --------------  --------------
   Net increase (decrease) in net
     assets from operations                   7,663         130,507          21,135         159,998          (8,054)        (16,245)
                                     --------------  --------------  --------------  --------------  --------------  --------------

FROM CONTRACT TRANSACTIONS:
   Net purchase payments                    113,749         165,277          83,057          85,068           4,702           4,611
   Withdrawals                              (78,563)        (75,088)        (12,241)        (60,144)        (11,929)         (9,032)
   Contract benefits                         (2,645)             --              --              --              --              --
   Contract charges                          (2,105)         (2,227)           (926)           (988)            (70)           (130)
   Transfers                                 60,224         (23,393)       (341,480)         39,564        (358,657)        241,227
   Other transfers from (to) the
     General Account                          1,247             872           4,912            (304)          7,737             115
                                     --------------  --------------  --------------  --------------  --------------  --------------
   Net increase (decrease) in net
     assets from Contract
     transactions                            91,907          65,441        (266,678)         63,196        (358,217)        236,791
                                     --------------  --------------  --------------  --------------  --------------  --------------
   Net increase (decrease) in
     net assets                              99,570         195,948        (245,543)        223,194        (366,271)        220,546

NET ASSETS:
   Beginning of year                      1,284,843       1,088,895       1,141,706         918,512         469,485         248,939
                                     --------------  --------------  --------------  --------------  --------------  --------------
   End of year                       $    1,384,413  $    1,284,843  $      896,163  $    1,141,706  $      103,214  $      469,485
                                     ==============  ==============  ==============  ==============  ==============  ==============

The accompanying notes are an integral part of these financial statements.

COMMONWEALTH ANNUITY SEPARATE ACCOUNT A

FOR THE YEARS ENDED DECEMBER 31,

                                       GOLDMAN SACHS REAL ESTATE       GOLDMAN SACHS TECHNOLOGY      GOLDMAN SACHS VIT CORE FIXED
                                            SECURITIES FUND                 TOLLKEEPER FUND                   INCOME FUND
                                                CLASS A                         CLASS A                     SERVICE SHARES
                                     ------------------------------  ------------------------------  ------------------------------
                                          2014            2013            2014            2013            2014            2013
                                     --------------  --------------  --------------  --------------  --------------  --------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
   Net investment income (loss)      $          235  $           (9) $      (14,801) $       (9,612) $       13,314  $       11,121
   Net realized gain (loss)                  10,715           5,976         152,497          34,353           4,709           1,906
   Change in unrealized gain (loss)          20,552          (5,218)        (70,389)        139,863          24,031         (44,840)
                                     --------------  --------------  --------------  --------------  --------------  --------------
   Net increase (decrease) in net
     assets from operations                  31,502             749          67,307         164,604          42,054         (31,813)
                                     --------------  --------------  --------------  --------------  --------------  --------------

FROM CONTRACT TRANSACTIONS:
   Net purchase payments                     22,921          21,330          81,713          79,004          25,086          44,851
   Withdrawals                              (63,094)        (21,149)       (134,611)        (38,572)        (83,135)        (46,415)
   Contract benefits                             --              --              --              --              --              --
   Contract charges                            (131)           (124)           (284)           (264)           (198)           (230)
   Transfers                                 75,133         (13,955)         55,342         (27,434)        (28,510)           (911)
   Other transfers from (to) the
     General Account                         41,746           1,004          54,479          46,837          37,534             224
                                     --------------  --------------  --------------  --------------  --------------  --------------
   Net increase (decrease) in net
     assets from Contract
     transactions                            76,575         (12,894)         56,639          59,571         (49,223)         (2,481)
                                     --------------  --------------  --------------  --------------  --------------  --------------
   Net increase (decrease) in
     net assets                             108,077         (12,145)        123,946         224,175          (7,169)        (34,294)

NET ASSETS:
   Beginning of year                         98,185         110,330         829,227         605,052       1,065,042       1,099,336
                                     --------------  --------------  --------------  --------------  --------------  --------------
   End of year                       $      206,262  $       98,185  $      953,173  $      829,227  $    1,057,873  $    1,065,042
                                     ==============  ==============  ==============  ==============  ==============  ==============

The accompanying notes are an integral part of these financial statements.

COMMONWEALTH ANNUITY SEPARATE ACCOUNT A

FOR THE YEARS ENDED DECEMBER 31,

                                                                       GOLDMAN SACHS VIT GLOBAL        GOLDMAN SACHS VIT GROWTH
                                       GOLDMAN SACHS VIT EQUITY         MARKETS NAVIGATOR FUND            OPPORTUNITIES FUND
                                       INDEX FUND SERVICE SHARES            SERVICE SHARES                  SERVICE SHARES
                                     ------------------------------  ------------------------------  ------------------------------
                                          2014            2013            2014            2013            2014            2013
                                     --------------  --------------  --------------  --------------  --------------  --------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
   Net investment income (loss)      $        1,282  $          571  $         (310) $         (135) $       (5,112) $       (4,352)
   Net realized gain (loss)                  22,263          18,035             971           3,087          75,746          33,243
   Change in unrealized gain (loss)           2,506          27,679            (209)           (733)        (37,593)         51,048
                                     --------------  --------------  --------------  --------------  --------------  --------------
   Net increase (decrease) in net
     assets from operations                  26,051          46,285             452           2,219          33,041          79,939
                                     --------------  --------------  --------------  --------------  --------------  --------------

FROM CONTRACT TRANSACTIONS:
   Net purchase payments                     16,624          28,650             654             154          14,471          22,959
   Withdrawals                               (4,898)        (36,031)           (876)             --          (8,679)        (17,023)
   Contract benefits                             --              --              --              --              --         (29,253)
   Contract charges                            (121)           (114)            (10)            (13)           (208)           (177)
   Transfers                                 47,067          20,974         (16,960)         (9,541)         (1,829)         (1,231)
   Other transfers from (to) the
     General Account                         30,151           2,268          18,398              --             722          31,178
                                     --------------  --------------  --------------  --------------  --------------  --------------
   Net increase (decrease) in net
     assets from Contract
     transactions                            88,823          15,747           1,206          (9,400)          4,477           6,453
                                     --------------  --------------  --------------  --------------  --------------  --------------
   Net increase (decrease) in
     net assets                             114,874          62,032           1,658          (7,181)         37,518          86,392

 NET ASSETS:
   Beginning of year                        213,550         151,518          17,488          24,669         347,898         261,506
                                     --------------  --------------  --------------  --------------  --------------  --------------
   End of year                       $      328,424  $      213,550  $       19,146  $       17,488  $      385,416  $      347,898
                                     ==============  ==============  ==============  ==============  ==============  ==============

The accompanying notes are an integral part of these financial statements.

COMMONWEALTH ANNUITY SEPARATE ACCOUNT A

FOR THE YEARS ENDED DECEMBER 31,

                                         GOLDMAN SACHS VIT HIGH          GOLDMAN SACHS VIT LARGE          GOLDMAN SACHS VIT MID
                                       QUALITY FLOATING RATE FUND            CAP VALUE FUND                  CAP VALUE FUND
                                            SERVICE SHARES                  SERVICE SHARES                   SERVICE SHARES
                                     ------------------------------  ------------------------------  ------------------------------
                                          2014            2013            2014            2013            2014            2013
                                     --------------  --------------  --------------  --------------  --------------  --------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
   Net investment income (loss)      $      (11,877) $      (10,340) $         (177) $         (334) $         (153) $          (57)
   Net realized gain (loss)                  (7,121)         (6,229)         29,425          15,405           9,516           1,528
   Change in unrealized gain (loss)           3,665           3,580         (13,950)         13,303          (3,327)          1,149
                                     --------------  --------------  --------------  --------------  --------------  --------------
   Net increase (decrease) in net
     assets from operations                 (15,333)        (12,989)         15,298          28,374           6,036           2,620
                                     --------------  --------------  --------------  --------------  --------------  --------------

FROM CONTRACT TRANSACTIONS:
   Net purchase payments                     97,900         107,359          12,378           8,200           8,309           3,714
   Withdrawals                             (105,457)       (118,465)         (2,138)         (2,984)         (2,091)             --
   Contract benefits                             --              --              --              --              --              --
   Contract charges                            (304)           (331)            (48)            (47)            (22)            (21)
   Transfers                                (35,403)       (470,604)          9,242           3,214           4,924           7,579
   Other transfers from (to) the
     General Account                         63,047           4,789             205             480             108           5,366
                                     --------------  --------------  --------------  --------------  --------------  --------------
   Net increase (decrease) in net
     assets from Contract
     transactions                            19,783        (477,252)         19,639           8,863          11,228          16,638
                                     --------------  --------------  --------------  --------------  --------------  --------------
   Net increase (decrease) in
     net assets                               4,450        (490,241)         34,937          37,237          17,264          19,258

 NET ASSETS:
   Beginning of year                        954,481       1,444,722         121,176          83,939          20,401           1,143
                                     --------------  --------------  --------------  --------------  --------------  --------------
   End of year                       $      958,931  $      954,481  $      156,113  $      121,176  $       37,665  $       20,401
                                     ==============  ==============  ==============  ==============  ==============  ==============

The accompanying notes are an integral part of these financial statements.

COMMONWEALTH ANNUITY SEPARATE ACCOUNT A

FOR THE YEARS ENDED DECEMBER 31,

                                        GOLDMAN SACHS VIT MONEY       GOLDMAN SACHS VIT SMALL CAP     GOLDMAN SACHS VIT STRATEGIC
                                             MARKET FUND                  EQUITY INSIGHTS FUND                GROWTH FUND
                                            SERVICE SHARES                 SERVICE SHARES (a)                SERVICE SHARES
                                     ------------------------------  ------------------------------  ------------------------------
                                          2014            2013            2014            2013            2014            2013
                                     --------------  --------------  --------------  --------------  --------------  --------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
   Net investment income (loss)      $     (110,739) $     (106,354) $       (1,554) $         (477) $       (2,703) $       (2,301)
   Net realized gain (loss)                      --              --          23,310          28,091          60,620          18,941
   Change in unrealized gain (loss)              --              --         (18,183)          6,386         (33,080)         33,864
                                     --------------  --------------  --------------  --------------  --------------  --------------
   Net increase (decrease) in net
     assets from operations                (110,739)       (106,354)          3,573          34,000          24,837          50,504
                                     --------------  --------------  --------------  --------------  --------------  --------------

FROM CONTRACT TRANSACTIONS:
   Net purchase payments                    716,580         833,574          14,767          20,314          12,851          27,295
   Withdrawals                             (992,038)       (208,460)        (71,710)        (57,739)        (49,985)         (6,006)
   Contract benefits                        (38,943)             --              --              --              --              --
   Contract charges                            (995)         (1,098)            (75)            (76)           (224)           (212)
   Transfers                              2,669,991      (3,578,083)         (6,316)         34,352           7,094         (31,379)
   Other transfers from (to) the
     General Account                        406,850         779,132             176           1,761             688           1,268
                                     --------------  --------------  --------------  --------------  --------------  --------------
   Net increase (decrease) in net
     assets from Contract
     transactions                         2,761,445      (2,174,935)        (63,158)         (1,388)        (29,576)         (9,034)
                                     --------------  --------------  --------------  --------------  --------------  --------------
   Net increase (decrease) in
     net assets                           2,650,706      (2,281,289)        (59,585)         32,612          (4,739)         41,470

 NET ASSETS:
   Beginning of year                      6,485,259       8,766,548         169,659         137,047         211,980         170,510
                                     --------------  --------------  --------------  --------------  --------------  --------------
   End of year                       $    9,135,965  $    6,485,259  $      110,074  $      169,659  $      207,241  $      211,980
                                     ==============  ==============  ==============  ==============  ==============  ==============

(a) Name change. See Note 1.

The accompanying notes are an integral part of these financial statements.

COMMONWEALTH ANNUITY SEPARATE ACCOUNT A

FOR THE YEARS ENDED DECEMBER 31,

                                      GOLDMAN SACHS VIT STRATEGIC       GOLDMAN SACHS VIT U.S.           INVESCO V.I. AMERICAN
                                       INTERNATIONAL EQUITY FUND         EQUITY INSIGHTS FUND               FRANCHISE FUND
                                            SERVICE SHARES                SERVICE SHARES (a)               SERIES II SHARES
                                     ------------------------------  ------------------------------  ------------------------------
                                          2014            2013            2014            2013            2014            2013
                                     --------------  --------------  --------------  --------------  --------------  --------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
   Net investment income (loss)      $        2,031  $        1,646  $         (899) $          704  $         (170) $          (91)
   Net realized gain (loss)                  15,485           4,688          33,848             219             279              11
   Change in unrealized gain (loss)         (31,285)         26,558          26,792          16,985             773           2,988
                                     --------------  --------------  --------------  --------------  --------------  --------------
   Net increase (decrease) in net
     assets from operations                 (13,769)         32,892          59,741          17,908             882           2,908
                                     --------------  --------------  --------------  --------------  --------------  --------------

FROM CONTRACT TRANSACTIONS:
   Net purchase payments                      6,694           8,388          18,064          20,205           1,674           1,712
   Withdrawals                                 (439)        (25,078)        (14,112)         (3,619)           (963)             --
   Contract benefits                             --          (1,297)             --              --              --              --
   Contract charges                             (35)            (47)            (85)            (50)            (29)            (22)
   Transfers                               (132,487)        124,719         207,640         139,746           1,378              --
   Other transfers from (to) the
     General Account                             19          12,560           5,585             520              --              --
                                     --------------  --------------  --------------  --------------  --------------  --------------
   Net increase (decrease) in net
     assets from Contract
     transactions                          (126,248)        119,245         217,092         156,802           2,060           1,690
                                     --------------  --------------  --------------  --------------  --------------  --------------
   Net increase (decrease) in
     net assets                            (140,017)        152,137         276,833         174,710           2,942           4,598

 NET ASSETS:
   Beginning of year                        252,309         100,172         193,603          18,893          11,338           6,740
                                     --------------  --------------  --------------  --------------  --------------  --------------
   End of year                       $      112,292  $      252,309  $      470,436  $      193,603  $       14,280  $       11,338
                                     ==============  ==============  ==============  ==============  ==============  ==============

(a) Name change. See Note 1.

The accompanying notes are an integral part of these financial statements.

COMMONWEALTH ANNUITY SEPARATE ACCOUNT A

FOR THE YEARS ENDED DECEMBER 31,

                                                                       INVESCO V.I. GLOBAL HEALTH      INVESCO V.I. MID CAP CORE
                                       INVESCO V.I. CORE EQUITY                CARE FUND                      EQUITY FUND
                                         FUND SERIES II SHARES             SERIES II SHARES              SERIES II SHARES (b)
                                     ------------------------------  ------------------------------  ------------------------------
                                          2014            2013            2014            2013            2014            2013
                                     --------------  --------------  --------------  --------------  --------------  --------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
   Net investment income (loss)      $       (2,335) $         (364) $      (18,053) $       (5,899) $           (2) $           --
   Net realized gain (loss)                   5,950           4,346         215,261          10,250              47              --
   Change in unrealized gain (loss)          16,691          60,547         (12,959)        236,461             (62)             --
                                     --------------  --------------  --------------  --------------  --------------  --------------
   Net increase (decrease) in net
     assets from operations                  20,306          64,529         184,249         240,812             (17)             --
                                     --------------  --------------  --------------  --------------  --------------  --------------

FROM CONTRACT TRANSACTIONS:
   Net purchase payments                     15,958          15,373          56,554          46,831             954              --
   Withdrawals                                 (854)         (4,617)       (149,108)        (15,818)             --              --
   Contract benefits                             --              --              --              --              --              --
   Contract charges                             (71)            (79)           (275)           (199)             --              --
   Transfers                                 18,404           5,453        (563,851)      1,116,492              --              --
   Other transfers from (to) the
     General Account                            104             201         111,848          85,532              53              --
                                     --------------  --------------  --------------  --------------  --------------  --------------
   Net increase (decrease) in net
     assets from Contract
     transactions                            33,541          16,331        (544,832)      1,232,838           1,007              --
                                     --------------  --------------  --------------  --------------  --------------  --------------
   Net increase (decrease) in
     net assets                              53,847          80,860        (360,583)      1,473,650             990              --

 NET ASSETS:
   Beginning of year                        312,108         231,248       1,586,034         112,384              --              --
                                     --------------  --------------  --------------  --------------  --------------  --------------
   End of year                       $      365,955  $      312,108  $    1,225,451  $    1,586,034  $          990  $           --
                                     ==============  ==============  ==============  ==============  ==============  ==============

(b) Investment addition. See Note 1.

The accompanying notes are an integral part of these financial statements.

COMMONWEALTH ANNUITY SEPARATE ACCOUNT A

FOR THE YEARS ENDED DECEMBER 31,

                                                                                                          JANUS ASPEN PERKINS
                                        JANUS ASPEN ENTERPRISE        JANUS ASPEN FORTY PORTFOLIO       MID CAP VALUE PORTFOLIO
                                       PORTFOLIO SERVICE SHARES             SERVICE SHARES                  SERVICE SHARES
                                     ------------------------------  ------------------------------  ------------------------------
                                          2014            2013            2014            2013            2014            2013
                                     --------------  --------------  --------------  --------------  --------------  --------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
   Net investment income (loss)      $       (5,362) $       (3,214) $       (7,720) $       (4,973) $       (1,512) $       (2,372)
   Net realized gain (loss)                  38,428           9,957         190,396          60,490          93,888          34,670
   Change in unrealized gain (loss)           5,420          69,831        (149,952)         86,763         (31,653)        130,537
                                     --------------  --------------  --------------  --------------  --------------  --------------
   Net increase (decrease) in net
     assets from operations                  38,486          76,574          32,724         142,280          60,723         162,835
                                     --------------  --------------  --------------  --------------  --------------  --------------

FROM CONTRACT TRANSACTIONS:
   Net purchase payments                     13,833          44,907          46,229          59,302          60,166          54,751
   Withdrawals                               (4,233)        (17,201)         (6,329)        (50,298)         (7,341)        (52,048)
   Contract benefits                             --              --              --              --              --            (649)
   Contract charges                            (174)           (186)           (312)           (338)           (297)           (320)
   Transfers                                (25,227)         30,393         (43,548)       (339,411)        (23,754)         11,159
   Other transfers from (to) the
     General Account                            830           1,650           2,373          10,201          13,078          17,165
                                     --------------  --------------  --------------  --------------  --------------  --------------
   Net increase (decrease) in net
     assets from Contract
     transactions                           (14,971)         59,563          (1,587)       (320,544)         41,852          30,058
                                     --------------  --------------  --------------  --------------  --------------  --------------
   Net increase (decrease) in
     net assets                              23,515         136,137          31,137        (178,264)        102,575         192,893

 NET ASSETS:
   Beginning of year                        363,562         227,425         531,304         709,568         856,921         664,028
                                     --------------  --------------  --------------  --------------  --------------  --------------
   End of year                       $      387,077  $      363,562  $      562,441  $      531,304  $      959,496  $      856,921
                                     ==============  ==============  ==============  ==============  ==============  ==============

The accompanying notes are an integral part of these financial statements.

COMMONWEALTH ANNUITY SEPARATE ACCOUNT A

FOR THE YEARS ENDED DECEMBER 31,

                                                                                                       OPPENHEIMER CAPITAL INCOME
                                         MFS(R) NEW DISCOVERY           MFS(R) UTILITIES SERIES                  FUND/VA
                                         SERIES SERVICE CLASS                SERVICE CLASS                   SERVICE SHARES
                                     ------------------------------  ------------------------------  ------------------------------
                                          2014            2013            2014            2013            2014            2013
                                     --------------  --------------  --------------  --------------  --------------  --------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
   Net investment income (loss)      $       (4,544) $       (4,282) $        3,004  $        2,105  $        1,875  $        4,211
   Net realized gain (loss)                  83,813           7,736          26,134          17,737          14,994          16,282
   Change in unrealized gain (loss)        (122,382)         90,371          12,315          18,010          14,182          32,363
                                     --------------  --------------  --------------  --------------  --------------  --------------
   Net increase (decrease) in net
     assets from operations                 (43,113)         93,825          41,453          37,852          31,051          52,856
                                     --------------  --------------  --------------  --------------  --------------  --------------

FROM CONTRACT TRANSACTIONS:
   Net purchase payments                     27,624          62,736          30,412          29,066          28,084          23,957
   Withdrawals                              (13,219)        (12,174)        (33,457)        (52,559)        (32,624)        (57,374)
   Contract benefits                             --              --              --              --              --          (1,371)
   Contract charges                            (120)           (105)           (213)           (143)           (539)           (621)
   Transfers                               (256,353)        289,587         278,221          23,315         (28,439)         22,863
   Other transfers from (to) the
     General Account                         30,233           3,130          26,325               5          28,694          23,711
                                     --------------  --------------  --------------  --------------  --------------  --------------
   Net increase (decrease) in net
     assets from Contract
     transactions                          (211,835)        343,174         301,288            (316)         (4,824)         11,165
                                     --------------  --------------  --------------  --------------  --------------  --------------
   Net increase (decrease) in
     net assets                            (254,948)        436,999         342,741          37,536          26,227          64,021

 NET ASSETS:
   Beginning of year                        496,331          59,332         244,135         206,599         506,789         442,768
                                     --------------  --------------  --------------  --------------  --------------  --------------
   End of year                       $      241,383  $      496,331  $      586,876  $      244,135  $      533,016  $      506,789
                                     ==============  ==============  ==============  ==============  ==============  ==============

The accompanying notes are an integral part of these financial statements.

COMMONWEALTH ANNUITY SEPARATE ACCOUNT A

FOR THE YEARS ENDED DECEMBER 31,

                                                                      OPPENHEIMER GLOBAL STRATEGIC      OPPENHEIMER MAIN STREET
                                      OPPENHEIMER GLOBAL FUND/VA            INCOME FUND/VA                SMALL CAP FUND(R)/VA
                                            SERVICE SHARES                  SERVICE SHARES                  SERVICE SHARES
                                     ------------------------------  ------------------------------  ------------------------------
                                          2014            2013            2014            2013            2014            2013
                                     --------------  --------------  --------------  --------------  --------------  --------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
   Net investment income (loss)      $       (5,736) $       (1,464) $       42,632  $       62,336  $       (3,763) $       (2,281)
   Net realized gain (loss)                 124,340          19,749         (17,781)         (7,114)         77,431          24,231
   Change in unrealized gain (loss)        (118,816)        210,963          (4,431)        (90,090)        (28,278)         70,109
                                     --------------  --------------  --------------  --------------  --------------  --------------
   Net increase (decrease) in net
     assets from operations                    (212)        229,248          20,420         (34,868)         45,390          92,059
                                     --------------  --------------  --------------  --------------  --------------  --------------

FROM CONTRACT TRANSACTIONS:
   Net purchase payments                     81,312         110,623          73,784          82,739         101,081          57,704
   Withdrawals                              (44,504)        (51,887)       (135,884)        (58,543)        (10,313)        (59,686)
   Contract benefits                             --          (1,164)             --         (20,704)             --            (727)
   Contract charges                            (456)           (494)           (456)           (526)           (302)           (278)
   Transfers                               (364,857)        283,264        (456,450)         79,887          (4,610)        124,047
   Other transfers from (to) the
     General Account                         15,251          14,443          70,081          62,440          19,388          12,350
                                     --------------  --------------  --------------  --------------  --------------  --------------
   Net increase (decrease) in net
     assets from Contract
     transactions                          (313,254)        354,785        (448,925)        145,293         105,244         133,410
                                     --------------  --------------  --------------  --------------  --------------  --------------
   Net increase (decrease) in
     net assets                            (313,466)        584,033        (428,505)        110,425         150,634         225,469

 NET ASSETS:
   Beginning of year                      1,297,146         713,113       1,652,718       1,542,293         417,744         192,275
                                     --------------  --------------  --------------  --------------  --------------  --------------
   End of year                       $      983,680  $    1,297,146  $    1,224,213  $    1,652,718  $      568,378  $      417,744
                                     ==============  ==============  ==============  ==============  ==============  ==============

The accompanying notes are an integral part of these financial statements.

COMMONWEALTH ANNUITY SEPARATE ACCOUNT A

FOR THE YEARS ENDED DECEMBER 31,

                                       PIONEER DISCIPLINED VALUE       PIONEER EMERGING MARKETS
                                             VCT PORTFOLIO                   VCT PORTFOLIO             PIONEER MID CAP VALUE VCT
                                               CLASS II                        CLASS II                   PORTFOLIO CLASS II
                                     ------------------------------  ------------------------------  ------------------------------
                                          2014            2013            2014            2013            2014            2013
                                     --------------  --------------  --------------  --------------  --------------  --------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
   Net investment income (loss)      $         (525) $          397  $       (7,467) $       (3,337) $       (2,779) $       (1,791)
   Net realized gain (loss)                  23,456          19,188         (17,593)        (16,485)         57,945          16,334
   Change in unrealized gain (loss)          (6,090)         24,390         (66,773)         (8,519)        (12,650)         56,693
                                     --------------  --------------  --------------  --------------  --------------  --------------
   Net increase (decrease) in net
     assets from operations                  16,841          43,975         (91,833)        (28,341)         42,516          71,236
                                     --------------  --------------  --------------  --------------  --------------  --------------

FROM CONTRACT TRANSACTIONS:
   Net purchase payments                     29,887          36,602          66,900          92,994          29,711          21,770
   Withdrawals                                   --          (3,151)        (62,873)        (68,765)        (10,376)        (29,116)
   Contract benefits                             --              --              --            (190)             --            (717)
   Contract charges                             (67)            (79)           (343)           (438)            (98)           (105)
   Transfers                                 (9,943)        (54,456)       (102,453)        (33,508)         66,244         (24,159)
   Other transfers from (to) the
     General Account                          1,007             481          32,723           3,352          29,224               7
                                     --------------  --------------  --------------  --------------  --------------  --------------
   Net increase (decrease) in net
     assets from Contract
     transactions                            20,884         (20,603)        (66,046)         (6,555)        114,705         (32,320)
                                     --------------  --------------  --------------  --------------  --------------  --------------
   Net increase (decrease) in
     net assets                              37,725          23,372        (157,879)        (34,896)        157,221          38,916

 NET ASSETS:
   Beginning of year                        194,545         171,173         672,559         707,455         274,689         235,773
                                     --------------  --------------  --------------  --------------  --------------  --------------
   End of year                       $      232,270  $      194,545  $      514,680  $      672,559  $      431,910  $      274,689
                                     ==============  ==============  ==============  ==============  ==============  ==============

The accompanying notes are an integral part of these financial statements.

COMMONWEALTH ANNUITY SEPARATE ACCOUNT A

FOR THE YEARS ENDED DECEMBER 31,

                                         PIONEER SELECT MID CAP
                                          GROWTH VCT PORTFOLIO
                                                CLASS I
                                     ------------------------------
                                          2014             2013
                                     --------------  --------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
   Net investment income (loss)      $      (11,294) $       (9,518)
   Net realized gain (loss)                 192,216          52,468
   Change in unrealized gain (loss)        (124,332)        177,062
                                     --------------  --------------
   Net increase (decrease) in net
     assets from operations                  56,590         220,012
                                     --------------  --------------

FROM CONTRACT TRANSACTIONS:
   Net purchase payments                     47,602          69,516
   Withdrawals                              (18,352)        (44,431)
   Contract benefits                             --            (778)
   Contract charges                            (270)           (286)
   Transfers                               (103,470)         83,922
   Other transfers from (to) the
     General Account                          4,205           3,321
                                     --------------  --------------
   Net increase (decrease) in net
     assets from Contract
     transactions                           (70,285)        111,264
                                     --------------  --------------
   Net increase (decrease) in
     net assets                             (13,695)        331,276

 NET ASSETS:
   Beginning of year                        808,801         477,525
                                     --------------  --------------
   End of year                       $      795,106  $      808,801
                                     ==============  ==============

The accompanying notes are an integral part of these financial statements.

COMMONWEALTH ANNUITY SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS

NOTE 1 - ORGANIZATION

     Commonwealth Annuity Separate Account A (the "Separate Account"), which funds the Commonwealth Annuity Advantage IV, Commonwealth Annuity Preferred Plus and Commonwealth Annuity Horizon annuity contracts, is a separate investment account of Commonwealth Annuity and Life Insurance Company ("Commonwealth Annuity"), established on February 15, 2007, for the purpose of separating from the general assets of Commonwealth Annuity those assets used to fund the variable portion of certain variable annuity contracts (the "Contracts") issued by Commonwealth Annuity. Commonwealth Annuity is the Sponsor of the Separate Account. Commonwealth Annuity is a wholly-owned indirect subsidiary of Global Atlantic (Fin) Company, a Delaware company, which is a wholly-owned indirect subsidiary of Global Atlantic Financial Group Limited ("GAFG"), a Bermuda company.

     Prior to April 30, 2013, Commonwealth Annuity was a wholly-owned subsidiary of The Goldman Sachs Group, Inc. ("Goldman Sachs"). Effective April 30, 2013, Goldman Sachs contributed several of its insurance subsidiaries, including Commonwealth Annuity, to GAFG, a newly formed holding company, and to certain subsidiaries of GAFG. Goldman Sachs owns approximately 20% of the outstanding ordinary shares of GAFG, and other investors, none of whom own more than 9.9%, own the remaining approximately 80% of the outstanding ordinary shares.

     Commonwealth Annuity is subject to the laws of the Commonwealth of Massachusetts governing insurance companies and to regulation by the Commissioner of Insurance of Massachusetts. In addition, Commonwealth Annuity is subject to the insurance laws and regulations of other states and jurisdictions in which it is licensed to operate. Under applicable insurance law, the assets and liabilities of the Separate Account are clearly identified and distinguished from the other assets and liabilities of Commonwealth Annuity. The Separate Account cannot be charged with liabilities arising out of any other business of Commonwealth Annuity. Commonwealth Annuity's General Account is subject to the claims of creditors.

     The Separate Account is registered with the Securities and Exchange Commission ("SEC") as a unit investment trust under the Investment Company Act of 1940, as amended (the "1940 Act"). Such registration does not involve the supervision or management of investment practices or policies of the Separate Account or Commonwealth Annuity by the SEC.

     Epoch Securities, Inc. ("Epoch") is the principal underwriter for the Separate Account. Epoch, an affiliate of Commonwealth Annuity, is a wholly-owned subsidiary of Global Atlantic (Fin) Company, and is a wholly-owned indirect subsidiary of GAFG.

     The Separate Account is divided into Sub-Accounts, each of which invests exclusively in a fund. Sixty-four Sub-Accounts are currently offered by the Separate Account, all of which had activity during the year.

     Each Sub-Account invests exclusively in one of the funds ("Underlying Funds") that are part of the following fund groups:

FUND GROUPS
Aim Variable Insurance Funds (Invesco Variable Insurance Funds)
AllianceBernstein Variable Products Series Fund, Inc.
Fidelity Variable Insurance Products Funds
Franklin Templeton Variable Insurance Products Trust
Goldman Sachs Trust
Goldman Sachs Variable Insurance Trust
Janus Aspen Series
MFS(R) Variable Insurance Trust
Oppenheimer Variable Account Funds
Pioneer Variable Contracts Trust

COMMONWEALTH ANNUITY SEPARATE ACCOUNT A

NOTE 1 - ORGANIZATION (CONTINUED)

     The fund groups listed above are open-end, diversified management investment companies registered under the 1940 Act.

     The following Underlying Funds were renamed as indicated:

DATE             NEW NAME                                           OLD NAME
----             --------                                           --------
April 30, 2014   Goldman Sachs VIT Small Cap Equity Insights        Goldman Sachs VIT Structured Small Cap Equity Fund
                   Fund Service Shares                                Service Shares
April 30, 2014   Goldman Sachs VIT U.S. Equity Insights Fund        Goldman Sachs VIT Structured U.S. Equity Fund
                   Service Shares                                     Service Shares
May 1, 2014      FT VIP Franklin Income VIP Fund Class 2            FT VIP Franklin Income Securities Fund Class 2
May 1, 2014      FT VIP Franklin Mutual Global Discovery VIP Fund   FT VIP Mutual Global Discovery Securities Fund
                   Class 2                                            Class 2
May 1, 2014      FT VIP Franklin Mutual Shares VIP Fund Class 2     FT VIP Mutual Shares Securities Fund Class 2
May 1, 2014      FT VIP Franklin Small Cap Value VIP Fund Class 2   FT VIP Franklin Small Cap Value Securities Fund Class 2
May 1, 2014      FT VIP Templeton Growth VIP Fund Class 2           FT VIP Templeton Growth Securities Fund Class 2

     An additional investment option was made available under the Separate Account. The Sub-Account will invest exclusively in shares of the following Underlying Fund:

DATE                 NEW INVESTMENT
----                 --------------
June 2, 2014         Invesco V.I. Mid Cap Core Equity Fund Series II Shares

     From time to time Commonwealth Annuity reviews its product offerings, particularly with regard to the utilization of its Sub-Account offerings, and determines if it is necessary to discontinue certain Sub-Accounts. The following Sub-Account is closed to new payment allocations and transfers:

CLOSED SUB-ACCOUNT
AllianceBernstein VPS Small Cap Growth Portfolio Class B

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP"). The following is a summary of significant accounting policies followed by the Separate Account in the preparation of its financial statements.

     ESTIMATES - The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates at the date of the financial statements. Actual results could differ from those estimates.

     SUBSEQUENT EVENTS - For the year ended December 31, 2014, Commonwealth Annuity evaluated subsequent events through March 31, 2015; the issuance date of the financial statements.

     INVESTMENTS - Investment transactions are recorded as of the trade date. Investments held by the Sub-Accounts are recorded at fair value based on the stated net asset value per share ("NAV") of the Underlying Funds. The change in the difference between cost and fair value is reflected in unrealized gain
(loss) in the statements of operations. Realized investment gains and losses are determined using the average cost method. Dividend income and capital gain distributions are recorded on the ex-distribution date and are reinvested in

COMMONWEALTH ANNUITY SEPARATE ACCOUNT A

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

additional shares of the Underlying Funds at NAV. Investment income receivable represents dividends receivable by, but not yet reinvested in, the Underlying Funds.

     FINANCIAL INSTRUMENTS - The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (the exit price). The best evidence of fair value is a quoted price in an active market. If listed prices or quotations are not available, fair value is determined by reference to prices of similar instruments and quoted prices or recent prices in less active markets.

     U.S. GAAP has a three-level fair value hierarchy for disclosure of fair value measurements. The fair value hierarchy prioritizes inputs to the valuation techniques used to measure fair value, giving the highest priority to level 1 inputs and the lowest priority to level 3 inputs. A financial instrument's level in the fair value hierarchy is based on the lowest level of any input that is significant to fair value measurement. The three levels of the fair value hierarchy are described below:

                         Basis of Fair Value Measurement

     Level 1 Inputs are adjusted quoted prices in active markets to which Commonwealth Annuity had access at the measurement date for identical, unrestricted assets or liabilities.

     Level 2 Inputs to valuation techniques are observable either directly or indirectly.

     Level 3 One or more inputs to valuation techniques are both significant and unobservable.

     The open-end mutual funds in the Separate Account produce a daily NAV that is validated with a sufficient level of observable activity to support classification of the fair value measurement as level 1.

     RECEIVABLE FROM AND PAYABLE TO COMMONWEALTH ANNUITY - These represent transactions not settled with the general account.

     ANNUITIZED CONTRACTS - Net assets allocated to Contracts in the payout phase ("Payout Reserves") involving life contingencies are computed according to either the 1983A or Annuity 2000 mortality tables. The assumed investment return is 2.5 percent. The mortality risk is fully borne by Commonwealth Annuity and may result in greater amounts being transferred into the Separate Account by Commonwealth Annuity to cover greater than expected longevity of annuitants. Conversely, if amounts allocated exceed amounts required, transfers may be made to Commonwealth Annuity.

     UNITS OUTSTANDING AND UNIT FAIR VALUES BY DISTRIBUTION CATEGORY - The units outstanding represent the total number of units outstanding for the Sub-Account for the noted distribution category. A dash denotes the Sub-Account has no investors. The unit fair value is the measurement used in determining the value of a unit. The unit fair value varies to reflect the investment experience of the Sub-Account and any assessment of charges against the Sub-Account's net assets. A dash denotes the investment option is not available for the noted distribution category.

     STATEMENTS OF CHANGES IN NET ASSETS - Contract owners may allocate their Contract values to variable investment options in the Separate Account and the Fixed Account. The Fixed Account is a part of Commonwealth Annuity's General Account that guarantees principal and a fixed minimum interest rate.

COMMONWEALTH ANNUITY SEPARATE ACCOUNT A

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

     Net purchase payments represent payments under the Contracts (excluding amounts allocated to the Fixed) reduced by applicable deductions, charges, and state premium taxes. Withdrawals are payments to Contract owners and beneficiaries made under the terms of the Contracts and amounts that Contract owners have requested to be withdrawn and paid to them. Contract charges are deductions from Contract values for optional rider benefits and annual Contract fees. Contract benefits are payments made to Contract owners and beneficiaries under the terms of the Contracts. Transfers are amounts that Contract owners have directed to be moved among variable Sub-Accounts. Other transfers from (to) the General Account include certain transfers from and to Contracts in the annuitization phase, reserve adjustments, and withdrawal charges.

     FEDERAL INCOME TAXES - The operations of the Separate Account are included in the federal income tax return of Commonwealth Annuity, which is taxed as a life insurance company under Subchapter L of the Internal Revenue Code ("IRC"). Under the current provisions of the IRC, Commonwealth Annuity does not expect to incur federal income taxes on the earnings or realized capital gains attributable to the Separate Account. Based on this, no Federal income tax provision is required. Commonwealth Annuity will review periodically the status of this policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the Contracts. The Separate Account did not record any changes in and had no recorded liabilities for uncertain tax benefits or related interest and penalties as of and for the year ended December 31, 2014.

     DIVERSIFICATION REQUIREMENT - Under the provisions of Section 817(h) of the IRC, a variable annuity contract will not be treated as an annuity contract for federal income tax purposes for any period for which the investments of the segregated asset account on which the contract is based are not adequately diversified. The IRC provides that the "adequately diversified" requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of the Treasury. The Internal Revenue Service has issued regulations under
Section 817(h) of the IRC. Commonwealth Annuity believes that the Separate Account satisfies the current requirements of the regulations, and it intends that it will continue to meet such requirements.

NOTE 3 - EXPENSES AND RELATED PARTY TRANSACTIONS

     Commonwealth Annuity assesses a charge to compensate for certain mortality and expense risks it has assumed. The mortality risk assumed by Commonwealth Annuity is that annuitants may live for a longer time than anticipated, and that Commonwealth Annuity therefore will pay an aggregate amount of benefit payments greater than anticipated. The expense risk assumed is that the expenses incurred in issuing and administering the Contracts will exceed the amounts realized from the administrative charges provided in the Contracts. If the charge for mortality and expense risks is not sufficient to cover actual mortality experience and expenses, Commonwealth Annuity will absorb the losses. If costs are less than the amounts charged, the difference will be a profit to Commonwealth Annuity. Commonwealth Annuity also assesses an administrative charge. Both of these charges are imposed during the accumulation phase and the annuity payout phase.

     A Contract fee may be deducted during the accumulation phase and upon full surrender of the Contract, if the accumulated value is below certain levels. Subject to state availability, Commonwealth Annuity offers a number of optional benefit riders. A separate charge is made for each rider. Charges vary depending upon the optional benefits selected and by the underwriting classification of the annuitant. Commonwealth Annuity may also charge other one-time fees for certain Contract transactions, which are not listed in the following table. For more detailed information about fees and charges, refer to the product prospectuses. When Contract value has been allocated to more than one investment option, the Contract fee is deducted from the purchase payments and related earnings in the chronological order in which they were received. Contract fees may be waived by Commonwealth Annuity in certain cases at its discretion, and where permitted by law.

     Fees and charges may be deducted daily, monthly, or annually. They may be deducted from the net assets of each Sub-Account ("Unit Fair Value") or deducted from individual Contracts ("Individual Contract").

COMMONWEALTH ANNUITY SEPARATE ACCOUNT A

NOTE 3 - EXPENSES AND RELATED PARTY TRANSACTIONS (CONTINUED)

Current fees and charges are summarized in the following table. For more detailed information about fees and charges, refer to the product prospectuses.

                                                         COMMONWEALTH                          COMMONWEALTH
                                                            ANNUITY                              ANNUITY
                                       COMMONWEALTH      ADVANTAGE IV       COMMONWEALTH      PREFERRED PLUS      COMMONWEALTH
                                          ANNUITY        WITH OPTIONAL        ANNUITY         WITH OPTIONAL         ANNUITY
                                       ADVANTAGE IV        RIDER(S)        PREFERRED PLUS        RIDER(S)           HORIZON
                                      ----------------  ----------------  -----------------  -----------------  ----------------
Annual Contract Fee                        $ 30              $ 30              $ 30               $ 30               $ 30

Separate Account Annual Expenses
   Mortality and Expense Risk              1.15%             1.15%             1.35%              1.35%              0.60%
   Administrative Expenses                 0.15%             0.15%             0.15%              0.15%              0.15%
                                           -----             -----             -----              -----              -----
Total Separate Account Annual
   Expense without optional riders         1.30%             1.30%             1.50%              1.50%              0.75%
                                           =====             =====             =====              =====              =====

Sub-Account Rider Charges:
   Optional Step-Up Death                   N/A              0.20%              N/A               0.20%               N/A
     Benefit Charge
   No Withdrawal Charge Rider               N/A              0.35%              N/A                N/A                N/A

Contract Rider Charges:
   Guaranteed Lifetime
    Withdrawal Benefit ("GLWB")
    Rider:
     Maximum Charge:                       1.00%             1.00%             1.00%              1.00%               N/A
     Current Charge:                       0.50%             0.50%             0.50%              0.50%               N/A

   GLWB Plus for Two
     Maximum Charge:                       1.50%             1.50%             1.50%              1.50%               N/A
     Current Charge:                       0.75%             0.75%             0.75%              0.75%               N/A

                                          WHEN CHARGE IS DEDUCTED                             HOW DEDUCTED
                                          -----------------------                             ------------
Annual Contract Fee                  Annually, and upon full surrender    Charged against individual Contracts
                                       of the Contract
Mortality and Expense Risk Charge    Daily                                Deducted from Sub-Accounts as a reduction in Unit
                                                                            Fair Value
Administrative Charge                Daily                                Deducted from Sub-Accounts as a reduction in Unit
                                                                            Fair Value
Sub-Account Rider Charges            Daily                                Deducted from Sub-Accounts as a reduction in Unit
                                                                            Fair Value
Contract Rider Charges               Monthly                              Charged against individual Contracts

     A surrender charge may be deducted from the accumulated value of the Contract in the case of surrender or partial redemption of the Contract, or at the time annuity payments begin. The amount charged may vary by the product, the age of the Contract owner, the length of time the Contract has been in force, the category of accumulated value surrendered or redeemed, the time elapsed since the amount surrendered or redeemed was credited to the Contract, and whether the Contract owner or annuitant are included in certain classes exempt from

COMMONWEALTH ANNUITY SEPARATE ACCOUNT A

NOTE 3 - EXPENSES AND RELATED PARTY TRANSACTIONS (CONTINUED)

these charges. Total surrender charges assessed under a Contract will never exceed 8% of the total purchase payments (not including purchase payment bonuses) made under the Contract.

     Some states and municipalities impose premium taxes, which currently range up to 3.5%, on variable annuity contracts.

     The disclosures above include current fees and charges. There are certain other fees and charges that may be assessed in future periods, at the discretion of Commonwealth Annuity, in accordance with Contract terms. Detailed descriptions of these fees and charges are available in the product prospectuses.

     Goldman Sachs Asset Management, L.P. ("GSAM"), a subsidiary of Goldman Sachs, is investment advisor to the Goldman Sachs Trust ("GST") and Goldman Sachs Variable Insurance Trust ("Goldman Sachs VIT"). During the year ended December 31, 2014, management fees of the underlying GST and Goldman Sachs VIT funds were paid directly by the funds to GSAM in its capacity as investment manager and administrator of the GST funds and the Goldman Sachs VIT funds.

     The GST and the Goldman Sachs VIT funds' advisory agreement provides for each fund to pay a fee equal to an annual rate ranging from 0.35% to 1.22% for the GST funds and 0.23% to 1.01% for the Goldman Sachs VIT funds of the fund's average daily net assets. According to the Plan of Distribution and Service pursuant to Rule 12b-1 under the 1940 Act, each fund paid a fee equal to an annual rate of 0.25% for the GST funds and 0.01% to 0.25% for the Goldman Sachs VIT funds of the fund's average daily net assets.

NOTE 4 - CHANGES IN UNITS OUTSTANDING

     The changes in units outstanding were as follows:

                                                                                YEAR ENDED DECEMBER 31,
                                                                           --------------------------------
                                                                                2014             2013
                                                                           --------------    --------------
ALLIANCEBERNSTEIN VPS INTERMEDIATE BOND PORTFOLIO CLASS B
 Issuance of Units                                                                515,452           532,135
 Redemption of Units                                                             (475,708)         (752,118)
                                                                           --------------    --------------
  Net increase (decrease)                                                          39,744          (219,983)
                                                                           ==============    ==============

ALLIANCEBERNSTEIN VPS INTERNATIONAL VALUE PORTFOLIO CLASS B
 Issuance of Units                                                                 35,512            72,371
 Redemption of Units                                                              (37,210)          (48,549)
                                                                           --------------    --------------
  Net increase (decrease)                                                          (1,698)           23,822
                                                                           ==============    ==============

ALLIANCEBERNSTEIN VPS SMALL CAP GROWTH PORTFOLIO CLASS B
 Issuance of Units                                                                  2,201           117,106
 Redemption of Units                                                              (46,662)         (149,251)
                                                                           --------------    --------------
  Net increase (decrease)                                                         (44,461)          (32,145)
                                                                           ==============    ==============

ALLIANCEBERNSTEIN VPS SMALL/MID CAP VALUE PORTFOLIO CLASS B
 Issuance of Units                                                                220,858         1,042,433
 Redemption of Units                                                             (693,867)         (307,795)
                                                                           --------------    --------------
  Net increase (decrease)                                                        (473,009)          734,638
                                                                           ==============    ==============

COMMONWEALTH ANNUITY SEPARATE ACCOUNT A

NOTE 4 - CHANGES IN UNITS OUTSTANDING (CONTINUED)

                                                                                YEAR ENDED DECEMBER 31,
                                                                           --------------------------------
                                                                                2014             2013
                                                                           --------------    --------------
FIDELITY VIP CONTRAFUND(R) PORTFOLIO SERVICE CLASS 2
 Issuance of Units                                                                534,499           651,018
 Redemption of Units                                                             (325,256)         (406,468)
                                                                           --------------    --------------
  Net increase (decrease)                                                         209,243           244,550
                                                                           ==============    ==============

FIDELITY VIP DISCIPLINED SMALL CAP PORTFOLIO SERVICE CLASS 2
 Issuance of Units                                                                 65,329            59,553
 Redemption of Units                                                              (34,534)          (18,288)
                                                                           --------------    --------------
  Net increase (decrease)                                                          30,795            41,265
                                                                           ==============    ==============

FIDELITY VIP EQUITY-INCOME PORTFOLIO SERVICE CLASS 2
 Issuance of Units                                                                358,869         1,075,509
 Redemption of Units                                                             (558,182)         (157,382)
                                                                           --------------    --------------
  Net increase (decrease)                                                        (199,313)          918,127
                                                                           ==============    ==============

FIDELITY VIP FREEDOM 2005 PORTFOLIO SERVICE CLASS 2
 Issuance of Units                                                                    105            34,005
 Redemption of Units                                                                   (4)          (33,907)
                                                                           --------------    --------------
  Net increase (decrease)                                                             101                98
                                                                           ==============    ==============

FIDELITY VIP FREEDOM 2010 PORTFOLIO SERVICE CLASS 2
 Issuance of Units                                                                 53,444               412
 Redemption of Units                                                                  (18)              (96)
                                                                           --------------    --------------
  Net increase (decrease)                                                          53,426               316
                                                                           ==============    ==============

FIDELITY VIP FREEDOM 2015 PORTFOLIO SERVICE CLASS 2
 Issuance of Units                                                                 53,863           192,709
 Redemption of Units                                                              (28,068)           (3,145)
                                                                           --------------    --------------
  Net increase (decrease)                                                          25,795           189,564
                                                                           ==============    ==============

FIDELITY VIP FREEDOM 2020 PORTFOLIO SERVICE CLASS 2
 Issuance of Units                                                                 54,444           133,388
 Redemption of Units                                                              (24,195)           (1,463)
                                                                           --------------    --------------
  Net increase (decrease)                                                          30,249           131,925
                                                                           ==============    ==============

FIDELITY VIP FREEDOM 2025 PORTFOLIO SERVICE CLASS 2
 Issuance of Units                                                                 71,349           145,057
 Redemption of Units                                                               (9,637)          (11,304)
                                                                           --------------    --------------
  Net increase (decrease)                                                          61,712           133,753
                                                                           ==============    ==============

COMMONWEALTH ANNUITY SEPARATE ACCOUNT A

NOTE 4 - CHANGES IN UNITS OUTSTANDING (CONTINUED)

                                                                                YEAR ENDED DECEMBER 31,
                                                                           --------------------------------
                                                                                2014             2013
                                                                           --------------    --------------
FIDELITY VIP FREEDOM 2030 PORTFOLIO SERVICE CLASS 2
 Issuance of Units                                                                 24,245            74,782
 Redemption of Units                                                               (7,213)          (11,137)
                                                                           --------------    --------------
  Net increase (decrease)                                                          17,032            63,645
                                                                           ==============    ==============

FIDELITY VIP FREEDOM 2035 PORTFOLIO SERVICE CLASS 2
 Issuance of Units                                                                209,455            55,542
 Redemption of Units                                                             (123,715)           (3,827)
                                                                           --------------    --------------
  Net increase (decrease)                                                          85,740            51,715
                                                                           ==============    ==============

FIDELITY VIP FREEDOM 2040 PORTFOLIO SERVICE CLASS 2
 Issuance of Units                                                                229,014           137,729
 Redemption of Units                                                               (1,350)           (5,072)
                                                                           --------------    --------------
  Net increase (decrease)                                                         227,664           132,657
                                                                           ==============    ==============

FIDELITY VIP FREEDOM 2045 PORTFOLIO SERVICE CLASS 2
 Issuance of Units                                                                  9,443            11,304
 Redemption of Units                                                               (5,977)           (1,958)
                                                                           --------------    --------------
  Net increase (decrease)                                                           3,466             9,346
                                                                           ==============    ==============

FIDELITY VIP FREEDOM 2050 PORTFOLIO SERVICE CLASS 2
 Issuance of Units                                                                 47,348            87,754
 Redemption of Units                                                              (23,564)          (51,170)
                                                                           --------------    --------------
  Net increase (decrease)                                                          23,784            36,584
                                                                           ==============    ==============

FIDELITY VIP FREEDOM INCOME PORTFOLIO SERVICE CLASS 2
 Issuance of Units                                                                    128            98,904
 Redemption of Units                                                                 (517)              (16)
                                                                           --------------    --------------
  Net increase (decrease)                                                            (389)           98,888
                                                                           ==============    ==============

FIDELITY VIP GROWTH OPPORTUNITIES PORTFOLIO SERVICE CLASS 2
 Issuance of Units                                                                200,380           376,700
 Redemption of Units                                                             (251,547)         (644,975)
                                                                           --------------    --------------
  Net increase (decrease)                                                         (51,167)         (268,275)
                                                                           ==============    ==============

FIDELITY VIP INDEX 500 PORTFOLIO SERVICE CLASS 2
 Issuance of Units                                                                477,875           181,995
 Redemption of Units                                                             (199,868)          (19,729)
                                                                           --------------    --------------
  Net increase (decrease)                                                         278,007           162,266
                                                                           ==============    ==============

COMMONWEALTH ANNUITY SEPARATE ACCOUNT A

NOTE 4 - CHANGES IN UNITS OUTSTANDING (CONTINUED)

                                                                                YEAR ENDED DECEMBER 31,
                                                                           --------------------------------
                                                                                2014             2013
                                                                           --------------    --------------
FIDELITY VIP MID CAP PORTFOLIO SERVICE CLASS 2
 Issuance of Units                                                                152,700           163,503
 Redemption of Units                                                              (63,041)         (116,372)
                                                                           --------------    --------------
  Net increase (decrease)                                                          89,659            47,131
                                                                           ==============    ==============

FIDELITY VIP OVERSEAS PORTFOLIO SERVICE CLASS 2
 Issuance of Units                                                                 41,421            35,662
 Redemption of Units                                                              (36,022)          (27,565)
                                                                           --------------    --------------
  Net increase (decrease)                                                           5,399             8,097
                                                                           ==============    ==============

FIDELITY VIP STRATEGIC INCOME PORTFOLIO SERVICE CLASS 2
 Issuance of Units                                                                951,193           482,070
 Redemption of Units                                                             (741,743)         (468,982)
                                                                           --------------    --------------
  Net increase (decrease)                                                         209,450            13,088
                                                                           ==============    ==============

FT VIP FRANKLIN INCOME VIP FUND CLASS 2 (a)
 Issuance of Units                                                                481,899           834,208
 Redemption of Units                                                             (196,135)         (696,580)
                                                                           --------------    --------------
  Net increase (decrease)                                                         285,764           137,628
                                                                           ==============    ==============

FT VIP FRANKLIN MUTUAL GLOBAL DISCOVERY VIP FUND CLASS 2 (a)
 Issuance of Units                                                                247,686           432,507
 Redemption of Units                                                             (129,588)         (324,476)
                                                                           --------------    --------------
  Net increase (decrease)                                                         118,098           108,031
                                                                           ==============    ==============

FT VIP FRANKLIN MUTUAL SHARES VIP FUND CLASS 2 (a)
 Issuance of Units                                                                 68,004            25,044
 Redemption of Units                                                              (54,047)          (57,383)
                                                                           --------------    --------------
  Net increase (decrease)                                                          13,957           (32,339)
                                                                           ==============    ==============

FT VIP FRANKLIN SMALL CAP VALUE VIP FUND CLASS 2 (a)
 Issuance of Units                                                                 77,261           207,229
 Redemption of Units                                                              (59,268)         (146,771)
                                                                           --------------    --------------
  Net increase (decrease)                                                          17,993            60,458
                                                                           ==============    ==============
FT VIP TEMPLETON GROWTH VIP FUND CLASS 2 (a)
 Issuance of Units                                                                323,831            73,036
 Redemption of Units                                                             (311,915)          (21,601)
                                                                           --------------    --------------
  Net increase (decrease)                                                          11,916            51,435
                                                                           ==============    ==============

(a) Name change. See Note 1.

COMMONWEALTH ANNUITY SEPARATE ACCOUNT A

NOTE 4 - CHANGES IN UNITS OUTSTANDING (CONTINUED)

                                                                                YEAR ENDED DECEMBER 31,
                                                                           --------------------------------
                                                                                2014             2013
                                                                           --------------    --------------
GOLDMAN SACHS BALANCED STRATEGY PORTFOLIO CLASS A
 Issuance of Units                                                                209,761           120,995
 Redemption of Units                                                             (146,407)          (45,599)
                                                                           --------------    --------------
  Net increase (decrease)                                                          63,354            75,396
                                                                           ==============    ==============

GOLDMAN SACHS EQUITY GROWTH STRATEGY PORTFOLIO CLASS A
 Issuance of Units                                                                 52,673            48,837
 Redemption of Units                                                              (23,864)          (53,516)
                                                                           --------------    --------------
  Net increase (decrease)                                                          28,809            (4,679)
                                                                           ==============    ==============

GOLDMAN SACHS GROWTH AND INCOME STRATEGY PORTFOLIO CLASS A
 Issuance of Units                                                                204,293           301,292
 Redemption of Units                                                             (122,287)         (236,059)
                                                                           --------------    --------------
  Net increase (decrease)                                                          82,006            65,233
                                                                           ==============    ==============

GOLDMAN SACHS GROWTH STRATEGY PORTFOLIO CLASS A
 Issuance of Units                                                                 95,453           158,244
 Redemption of Units                                                             (346,258)          (89,587)
                                                                           --------------    --------------
  Net increase (decrease)                                                        (250,805)           68,657
                                                                           ==============    ==============

GOLDMAN SACHS INTERNATIONAL REAL ESTATE SECURITIES FUND CLASS A
 Issuance of Units                                                                 73,001           606,722
 Redemption of Units                                                             (548,671)         (334,299)
                                                                           --------------    --------------
  Net increase (decrease)                                                        (475,670)          272,423
                                                                           ==============    ==============

GOLDMAN SACHS REAL ESTATE SECURITIES FUND CLASS A
 Issuance of Units                                                                176,968            28,266
 Redemption of Units                                                             (115,719)          (40,976)
                                                                           --------------    --------------
  Net increase (decrease)                                                          61,249           (12,710)
                                                                           ==============    ==============

GOLDMAN SACHS TECHNOLOGY TOLLKEEPER FUND CLASS A
 Issuance of Units                                                                382,446           170,989
 Redemption of Units                                                             (351,626)         (132,182)
                                                                           --------------    --------------
  Net increase (decrease)                                                          30,820            38,807
                                                                           ==============    ==============

GOLDMAN SACHS VIT CORE FIXED INCOME FUND SERVICE SHARES
 Issuance of Units                                                                 95,767           146,090
 Redemption of Units                                                             (136,367)         (149,149)
                                                                           --------------    --------------
  Net increase (decrease)                                                         (40,600)           (3,059)
                                                                           ==============    ==============

COMMONWEALTH ANNUITY SEPARATE ACCOUNT A

NOTE 4 - CHANGES IN UNITS OUTSTANDING (CONTINUED)

                                                                                YEAR ENDED DECEMBER 31,
                                                                           --------------------------------
                                                                                2014             2013
                                                                           --------------    --------------
GOLDMAN SACHS VIT EQUITY INDEX FUND SERVICE SHARES
 Issuance of Units                                                                138,927           132,457
 Redemption of Units                                                              (76,413)         (118,829)
                                                                           --------------    --------------
  Net increase (decrease)                                                          62,514            13,628
                                                                           ==============    ==============

GOLDMAN SACHS VIT GLOBAL MARKETS NAVIGATOR FUND SERVICE SHARES
 Issuance of Units                                                                 15,790            14,260
 Redemption of Units                                                              (14,836)          (22,874)
                                                                           --------------    --------------
  Net increase (decrease)                                                             954            (8,614)
                                                                           ==============    ==============

GOLDMAN SACHS VIT GROWTH OPPORTUNITIES FUND SERVICE SHARES
 Issuance of Units                                                                  9,630            38,722
 Redemption of Units                                                               (7,120)          (34,251)
                                                                           --------------    --------------
  Net increase (decrease)                                                           2,510             4,471
                                                                           ==============    ==============

GOLDMAN SACHS VIT HIGH QUALITY FLOATING RATE FUND SERVICE SHARES
 Issuance of Units                                                                395,135           742,771
 Redemption of Units                                                             (380,077)       (1,140,357)
                                                                           --------------    --------------
  Net increase (decrease)                                                          15,058          (397,586)
                                                                           ==============    ==============

GOLDMAN SACHS VIT LARGE CAP VALUE FUND SERVICE SHARES
 Issuance of Units                                                                 21,907            74,378
 Redemption of Units                                                               (5,074)          (64,703)
                                                                           --------------    --------------
  Net increase (decrease)                                                          16,833             9,675
                                                                           ==============    ==============

GOLDMAN SACHS VIT MID CAP VALUE FUND SERVICE SHARES
 Issuance of Units                                                                 54,672            13,171
 Redemption of Units                                                              (46,022)             (833)
                                                                           --------------    --------------
  Net increase (decrease)                                                           8,650            12,338
                                                                           ==============    ==============

GOLDMAN SACHS VIT MONEY MARKET FUND SERVICE SHARES
 Issuance of Units                                                              4,909,378         2,190,109
 Redemption of Units                                                           (1,976,487)       (4,458,746)
                                                                           --------------    --------------
  Net increase (decrease)                                                       2,932,891        (2,268,637)
                                                                           ==============    ==============

GOLDMAN SACHS VIT SMALL CAP EQUITY INSIGHTS FUND SERVICE SHARES (a)
 Issuance of Units                                                                 29,040            54,203
 Redemption of Units                                                              (74,843)          (63,562)
                                                                           --------------    --------------
  Net increase (decrease)                                                         (45,803)           (9,359)
                                                                           ==============    ==============

(a) Name change. See Note 1.

COMMONWEALTH ANNUITY SEPARATE ACCOUNT A

NOTE 4 - CHANGES IN UNITS OUTSTANDING (CONTINUED)

                                                                                YEAR ENDED DECEMBER 31,
                                                                           --------------------------------
                                                                                2014             2013
                                                                           --------------    --------------
GOLDMAN SACHS VIT STRATEGIC GROWTH FUND SERVICE SHARES
 Issuance of Units                                                                 26,587            53,089
 Redemption of Units                                                              (46,227)          (58,610)
                                                                           --------------    --------------
  Net increase (decrease)                                                         (19,640)           (5,521)
                                                                           ==============    ==============

GOLDMAN SACHS VIT STRATEGIC INTERNATIONAL EQUITY FUND SERVICE SHARES
 Issuance of Units                                                                 13,102           202,429
 Redemption of Units                                                             (154,279)          (58,511)
                                                                           --------------    --------------
  Net increase (decrease)                                                        (141,177)          143,918
                                                                           ==============    ==============

GOLDMAN SACHS VIT U.S. EQUITY INSIGHTS FUND SERVICE SHARES (a)
 Issuance of Units                                                                303,613           140,080
 Redemption of Units                                                             (128,088)           (3,576)
                                                                           --------------    --------------
  Net increase (decrease)                                                         175,525           136,504
                                                                           ==============    ==============

INVESCO V.I. AMERICAN FRANCHISE FUND SERIES II SHARES
 Issuance of Units                                                                  2,352             1,649
 Redemption of Units                                                                 (745)              (28)
                                                                           --------------    --------------
  Net increase (decrease)                                                           1,607             1,621
                                                                           ==============    ==============

INVESCO V.I. CORE EQUITY FUND SERIES II SHARES
 Issuance of Units                                                                 30,720           186,431
 Redemption of Units                                                               (6,365)         (172,890)
                                                                           --------------    --------------
  Net increase (decrease)                                                          24,355            13,541
                                                                           ==============    ==============

INVESCO V.I. GLOBAL HEALTH CARE FUND SERIES II SHARES
 Issuance of Units                                                                268,780           927,292
 Redemption of Units                                                             (588,433)          (87,699)
                                                                           --------------    --------------
  Net increase (decrease)                                                        (319,653)          839,593
                                                                           ==============    ==============

INVESCO V.I. MID CAP CORE EQUITY FUND SERIES II SHARES (b)
 Issuance of Units                                                                  1,014                --
 Redemption of Units                                                                  (17)               --
                                                                           --------------    --------------
  Net increase (decrease)                                                             997                --
                                                                           ==============    ==============

JANUS ASPEN ENTERPRISE PORTFOLIO SERVICE SHARES
 Issuance of Units                                                                 15,522           130,596
 Redemption of Units                                                              (24,548)          (86,067)
                                                                           --------------    --------------
  Net increase (decrease)                                                          (9,026)           44,529
                                                                           ==============    ==============

(a) Name change. See Note 1.
(b) Investment addition. See Note 1.

COMMONWEALTH ANNUITY SEPARATE ACCOUNT A

NOTE 4 - CHANGES IN UNITS OUTSTANDING (CONTINUED)

                                                                                YEAR ENDED DECEMBER 31,
                                                                           --------------------------------
                                                                                2014             2013
                                                                           --------------    --------------
JANUS ASPEN FORTY PORTFOLIO SERVICE SHARES
 Issuance of Units                                                                178,515            91,184
 Redemption of Units                                                             (182,345)         (362,317)
                                                                           --------------    --------------
  Net increase (decrease)                                                          (3,830)         (271,133)
                                                                           ==============    ==============

JANUS ASPEN PERKINS MID CAP VALUE PORTFOLIO SERVICE SHARES
 Issuance of Units                                                                 61,853           178,343
 Redemption of Units                                                              (32,201)         (153,773)
                                                                           --------------    --------------
  Net increase (decrease)                                                          29,652            24,570
                                                                           ==============    ==============

MFS(R) NEW DISCOVERY SERIES SERVICE CLASS
 Issuance of Units                                                                 69,502           284,441
 Redemption of Units                                                             (200,258)          (50,943)
                                                                           --------------    --------------
  Net increase (decrease)                                                        (130,756)          233,498
                                                                           ==============    ==============

MFS(R) UTILITIES SERIES SERVICE CLASS
 Issuance of Units                                                                236,968           152,575
 Redemption of Units                                                              (52,340)         (153,099)
                                                                           --------------    --------------
  Net increase (decrease)                                                         184,628              (524)
                                                                           ==============    ==============

OPPENHEIMER CAPITAL INCOME FUND/VA SERVICE SHARES
 Issuance of Units                                                                 86,166           262,277
 Redemption of Units                                                              (93,269)         (245,583)
                                                                           --------------    --------------
  Net increase (decrease)                                                          (7,103)           16,694
                                                                           ==============    ==============

OPPENHEIMER GLOBAL FUND/VA SERVICE SHARES
 Issuance of Units                                                                174,587           774,165
 Redemption of Units                                                             (432,357)         (448,581)
                                                                           --------------    --------------
  Net increase (decrease)                                                        (257,770)          325,584
                                                                           ==============    ==============

OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA SERVICE SHARES
 Issuance of Units                                                                395,015           406,509
 Redemption of Units                                                             (743,130)         (296,482)
                                                                           --------------    --------------
  Net increase (decrease)                                                        (348,115)          110,027
                                                                           ==============    ==============

OPPENHEIMER MAIN STREET SMALL CAP FUND(R)/VA SERVICE SHARES
 Issuance of Units                                                                149,846           182,799
 Redemption of Units                                                              (83,038)          (80,243)
                                                                           --------------    --------------
  Net increase (decrease)                                                          66,808           102,556
                                                                           ==============    ==============

COMMONWEALTH ANNUITY SEPARATE ACCOUNT A

NOTE 4 - CHANGES IN UNITS OUTSTANDING (CONTINUED)

                                                                                YEAR ENDED DECEMBER 31,
                                                                           --------------------------------
                                                                                2014             2013
                                                                           --------------    --------------
PIONEER DISCIPLINED VALUE VCT PORTFOLIO CLASS II
 Issuance of Units                                                                 35,848            46,359
 Redemption of Units                                                              (17,131)          (67,005)
                                                                           --------------    --------------
  Net increase (decrease)                                                          18,717           (20,646)
                                                                           ==============    ==============

PIONEER EMERGING MARKETS VCT PORTFOLIO CLASS II
 Issuance of Units                                                                234,547           476,679
 Redemption of Units                                                             (334,609)         (489,384)
                                                                           --------------    --------------
  Net increase (decrease)                                                        (100,062)          (12,705)
                                                                           ==============    ==============

PIONEER MID CAP VALUE VCT PORTFOLIO CLASS II
 Issuance of Units                                                                152,830           131,082
 Redemption of Units                                                              (63,855)         (159,121)
                                                                           --------------    --------------
  Net increase (decrease)                                                          88,975           (28,039)
                                                                           ==============    ==============

PIONEER SELECT MID CAP GROWTH VCT PORTFOLIO CLASS I
 Issuance of Units                                                                 68,433           431,575
 Redemption of Units                                                             (118,700)         (335,148)
                                                                           --------------    --------------
  Net increase (decrease)                                                         (50,267)           96,427
                                                                           ==============    ==============

NOTE 5 - PURCHASES AND SALES OF INVESTMENTS

     The cost of purchases and proceeds from sales of shares of the Underlying Funds of the Separate Account during the year ended December 31, 2014 were as follows:

                      INVESTMENT PORTFOLIOS                                  PURCHASES           SALES
                      ---------------------                                  ---------           -----
AllianceBernstein VPS Intermediate Bond Portfolio Class B                  $      677,514    $      602,377
AllianceBernstein VPS International Value Portfolio Class B                        27,314            25,461
AllianceBernstein VPS Small Cap Growth Portfolio Class B                           56,157            83,848
AllianceBernstein VPS Small/Mid Cap Value Portfolio Class B                       384,353           922,595
Fidelity VIP Contrafund(R) Portfolio Service Class 2                              841,454           474,257
Fidelity VIP Disciplined Small Cap Portfolio Service Class 2                      119,787            59,080
Fidelity VIP Equity-Income Portfolio Service Class 2                              585,676           844,661
Fidelity VIP Freedom 2005 Portfolio Service Class 2                                   147                15
Fidelity VIP Freedom 2010 Portfolio Service Class 2                                69,844               717
Fidelity VIP Freedom 2015 Portfolio Service Class 2                                83,280            42,409
Fidelity VIP Freedom 2020 Portfolio Service Class 2                                97,636            39,647
Fidelity VIP Freedom 2025 Portfolio Service Class 2                               107,084            13,099
Fidelity VIP Freedom 2030 Portfolio Service Class 2                                43,832            12,443
Fidelity VIP Freedom 2035 Portfolio Service Class 2                               270,884           140,341
Fidelity VIP Freedom 2040 Portfolio Service Class 2                               351,653             5,114
Fidelity VIP Freedom 2045 Portfolio Service Class 2                                14,311             8,949
Fidelity VIP Freedom 2050 Portfolio Service Class 2                                42,652             5,085

COMMONWEALTH ANNUITY SEPARATE ACCOUNT A

NOTE 5 - PURCHASES AND SALES OF INVESTMENTS (CONTINUED)

                      INVESTMENT PORTFOLIOS                                  PURCHASES           SALES
                      ---------------------                                  ---------           -----
Fidelity VIP Freedom Income Portfolio Service Class 2                      $        2,584    $        2,278
Fidelity VIP Growth Opportunities Portfolio Service Class 2                       348,133           454,161
Fidelity VIP Index 500 Portfolio Service Class 2                                  780,088           306,724
Fidelity VIP Mid Cap Portfolio Service Class 2                                    231,081            82,283
Fidelity VIP Overseas Portfolio Service Class 2                                    56,901            46,822
Fidelity VIP Strategic Income Portfolio Service Class 2                         1,031,030           750,507
FT VIP Franklin Income VIP Fund Class 2 (a)                                       771,859           251,322
FT VIP Franklin Mutual Global Discovery VIP Fund Class 2 (a)                      311,306            61,944
FT VIP Franklin Mutual Shares VIP Fund Class 2 (a)                                 31,877            11,810
FT VIP Franklin Small Cap Value VIP Fund Class 2 (a)                              152,363            73,000
FT VIP Templeton Growth VIP Fund Class 2 (a)                                      310,649           287,777
Goldman Sachs Balanced Strategy Portfolio Class A                                 204,847           112,817
Goldman Sachs Equity Growth Strategy Portfolio Class A                             56,116            23,830
Goldman Sachs Growth and Income Strategy Portfolio Class A                        244,065           136,286
Goldman Sachs Growth Strategy Portfolio Class A                                   102,488           364,821
Goldman Sachs International Real Estate Securities Fund Class A                    48,902           405,034
Goldman Sachs Real Estate Securities Fund Class A                                 207,769           130,959
Goldman Sachs Technology Tollkeeper Fund Class A                                  618,678           507,787
Goldman Sachs VIT Core Fixed Income Fund Service Shares                           136,317           172,226
Goldman Sachs VIT Equity Index Fund Service Shares                                185,279            88,908
Goldman Sachs VIT Global Markets Navigator Fund Service Shares                     19,150            18,100
Goldman Sachs VIT Growth Opportunities Fund Service Shares                         85,635            13,756
Goldman Sachs VIT High Quality Floating Rate Fund Service Shares                  426,709           418,803
Goldman Sachs VIT Large Cap Value Fund Service Shares                              54,240             6,268
Goldman Sachs VIT Mid Cap Value Fund Service Shares                                89,987            72,943
Goldman Sachs VIT Money Market Fund Service Shares                              4,300,556         1,649,850
Goldman Sachs VIT Small Cap Equity Insights Fund Service Shares (a)                55,901           105,083
Goldman Sachs VIT Strategic Growth Fund Service Shares                             72,671            66,381
Goldman Sachs VIT Strategic International Equity Fund Service Shares               15,503           139,720
Goldman Sachs VIT U.S. Equity Insights Fund Service Shares (a)                    378,994           142,719
Invesco V.I. American Franchise Fund Series II Shares                               3,016             1,126
Invesco V.I. Core Equity Fund Series II Shares                                     44,720            11,788
Invesco V.I. Global Health Care Fund Series II Shares                             482,636           996,333
Invesco V.I. Mid Cap Core Equity Fund Series II Shares (b)                          1,053                 1
Janus Aspen Enterprise Portfolio Service Shares                                    47,173            41,170
Janus Aspen Forty Portfolio Service Shares                                        345,001           181,421
Janus Aspen Perkins Mid Cap Value Portfolio Service Shares                        166,449            37,563
MFS(R) New Discovery Series Service Class                                         177,705           323,147
MFS(R) Utilities Series Service Class                                             395,251            72,493
Oppenheimer Capital Income Fund/VA Service Shares                                  79,443            82,392
Oppenheimer Global Fund/VA Service Shares                                         143,201           416,505
Oppenheimer Global Strategic Income Fund/VA Service Shares                        404,688           810,981
Oppenheimer Main Street Small Cap Fund(R)/VA Service Shares                       262,229            93,861
Pioneer Disciplined Value VCT Portfolio Class II                                   59,881            19,393
Pioneer Emerging Markets VCT Portfolio Class II                                   160,695           230,867

(a) Name change. See Note 1.
(b) Investment addition. See Note 1.

COMMONWEALTH ANNUITY SEPARATE ACCOUNT A

NOTE 5 - PURCHASES AND SALES OF INVESTMENTS (CONTINUED)

                      INVESTMENT PORTFOLIOS                                  PURCHASES           SALES
                      ---------------------                                  ---------           -----
Pioneer Mid Cap Value VCT Portfolio Class II                               $      234,133    $       68,249
Pioneer Select Mid Cap Growth VCT Portfolio Class I                               254,571           171,299

COMMONWEALTH ANNUITY SEPARATE ACCOUNT A

NOTE 6 - FINANCIAL HIGHLIGHTS

     Unit fair values, units outstanding, income and expense ratios and total returns for the Separate Account were as follows:

                                  AT DECEMBER 31                                      FOR THE YEAR ENDED DECEMBER 31
                                  --------------                                      ------------------------------
                             UNIT FAIR      UNIT FAIR                    INVESTMENT   EXPENSE     EXPENSE     TOTAL        TOTAL
                               VALUES         VALUES                       INCOME      RATIOS      RATIOS    RETURNS      RETURNS
                               LOWEST        HIGHEST          NET          RATIOS      LOWEST     HIGHEST     LOWEST      HIGHEST
                UNITS         ($) (4)        ($) (4)       ASSETS ($)      (%) (1)    (%) (2)     (%) (2)   (%) (3)(4)  (%) (3)(4)
                ------        -------        -------       ----------      -------    -------     -------   ----------  ----------
ALLIANCEBERNSTEIN VPS INTERMEDIATE BOND PORTFOLIO CLASS B
2014              498,778       1.324605       1.364790        674,335        3.22        1.30        1.70        4.41         4.84
2013              459,034       1.268611       1.107789        591,053        3.89        0.75        1.70       (4.00)       (3.06)
2012              679,017       1.321425       1.142815        909,005        4.70        0.75        1.70        4.00         5.00
2011              752,248       1.270638       1.088364        966,535        2.98        0.75        1.70        4.57         5.59
2010              282,431       1.215083       1.231754        345,672        2.29        1.30        1.70        7.08         7.51
ALLIANCEBERNSTEIN VPS INTERNATIONAL VALUE PORTFOLIO CLASS B
2014              248,223       0.610803       0.626938        153,566        3.32        1.30        1.65       (8.00)       (7.67)
2013              249,921       0.663940       0.679050        167,788        6.42        1.30        1.65       20.71        21.14
2012              226,099       0.550031       0.560556        125,628        1.54        1.30        1.65       12.31        12.71
2011              193,441       0.489728       0.497335         95,489        3.78        1.30        1.65      (20.77)      (20.49)
2010              191,645       0.618125       0.625485        119,156        3.09        1.30        1.65        2.58         2.94
ALLIANCEBERNSTEIN VPS SMALL CAP GROWTH PORTFOLIO CLASS B
2014              324,846       1.625127       1.674540        537,969         N/A        1.30        1.70       (3.74)       (3.35)
2013              369,307       1.688292       1.732575        633,519         N/A        1.30        1.70       42.87        43.45
2012              401,452       1.181722       1.207812        480,977         N/A        1.30        1.70       12.78        13.24
2011              295,426       1.047786       1.066582        312,987         N/A        1.30        1.70        2.43         2.85
2010              353,323       1.022899       1.037028        363,913         N/A        1.30        1.70       34.27        34.82
ALLIANCEBERNSTEIN VPS SMALL/MID CAP VALUE PORTFOLIO CLASS B
2014              545,787       1.579459       1.621155        873,512        0.52        1.30        1.65        7.15         7.53
2013            1,018,796       1.474074       1.542762      1,518,980        0.46        0.75        1.65       35.37        36.58
2012              284,158       1.088961       1.129549        312,513        0.28        0.75        1.65       16.52        17.46
2011              196,451       0.934603       0.949110        185,150        0.34        1.30        1.65      (10.13)       (9.81)
2010              147,574       1.044721       1.052366        154,271        0.51        1.30        1.50       24.69        24.96
FIDELITY VIP CONTRAFUND(R) PORTFOLIO SERVICE CLASS 2
2014            1,152,737       1.657670       1.735027      1,938,638        0.84        0.75        1.70        9.76        10.91
2013              943,494       1.510307       1.532982      1,441,671        0.97        1.30        1.70       28.73        29.25
2012              698,944       1.173257       1.186056        826,966        1.36        1.30        1.70       14.17        14.63
2011              465,581       1.027664       1.034673        480,982        1.30        1.30        1.70       (4.44)       (4.05)
2010               78,631       1.075398       1.078335         84,743        2.30        1.30        1.70        7.54         7.83

COMMONWEALTH ANNUITY SEPARATE ACCOUNT A

NOTE 6 - FINANCIAL HIGHLIGHTS (CONTINUED)

                                  AT DECEMBER 31                                      FOR THE YEAR ENDED DECEMBER 31
                                  --------------                                      ------------------------------
                             UNIT FAIR      UNIT FAIR                    INVESTMENT   EXPENSE     EXPENSE     TOTAL        TOTAL
                               VALUES         VALUES                       INCOME      RATIOS      RATIOS    RETURNS      RETURNS
                               LOWEST        HIGHEST          NET          RATIOS      LOWEST     HIGHEST     LOWEST      HIGHEST
                UNITS         ($) (4)        ($) (4)       ASSETS ($)      (%) (1)    (%) (2)     (%) (2)   (%) (3)(4)  (%) (3)(4)
                ------        -------        -------       ----------      -------    -------     -------   ----------  ----------
FIDELITY VIP DISCIPLINED SMALL CAP PORTFOLIO SERVICE CLASS 2
2014               90,233       1.727693       1.800517        158,186        0.11        0.75        1.65        3.19         4.00
2013               59,438       1.674211       1.731240        100,695        0.26        0.75        1.65       35.69        36.92
2012               18,173       1.233846       1.245606         22,603        1.79        1.30        1.65       16.63        17.05
2011               12,734       1.057892       1.064192         13,539        0.18        1.30        1.65       (3.24)       (2.89)
2010                  151       1.094356       1.095912            166         N/A        1.30        1.50        9.44         9.59
FIDELITY VIP EQUITY-INCOME PORTFOLIO SERVICE CLASS 2
2014              759,778       1.591039       1.663900      1,224,164        2.37        0.75        1.65        6.69         7.67
2013              959,091       1.491286       1.545379      1,444,139        3.50        0.75        1.65       25.72        26.88
2012               40,964       1.193628       1.217985         49,127        2.58        0.75        1.50       15.30        16.17
2011               43,444       1.035208       1.048478         45,074        2.54        0.75        1.50       (0.86)       (0.10)
2010                   47       1.044557       1.044557             49        0.90        1.30        1.30        4.46         4.46
FIDELITY VIP FREEDOM 2005 PORTFOLIO SERVICE CLASS 2
2014                  678       1.238541       1.238541            840        1.47        1.30        1.30        2.69         2.69
2013                  577       1.206076       1.206076            696        0.99        1.30        1.30        8.04         8.04
2012                  479       1.116288       1.116288            535        1.70        1.30        1.30        7.93         7.93
2011                  310       1.034235       1.034235            320        3.29        1.30        1.30       (1.39)       (1.39)
2010                   89       1.048723       1.048723             93        1.73        1.30        1.30        4.87         4.87
FIDELITY VIP FREEDOM 2010 PORTFOLIO SERVICE CLASS 2
2014               55,225       1.305577       1.318267         72,127        2.15        1.30        1.50        2.65         2.86
2013                1,799       1.281647       1.281647          2,306        1.62        1.30        1.30       11.73        11.73
2012                1,483       1.147104       1.147104          1,701        1.99        1.30        1.30       10.14        10.14
2011                  960       1.041504       1.041504          1,000        2.92        1.30        1.30       (1.71)       (1.71)
2010                  208       1.059676       1.059676            220        1.88        1.30        1.30        5.97         5.97
FIDELITY VIP FREEDOM 2015 PORTFOLIO SERVICE CLASS 2
2014              330,820       1.321626       1.369214        437,422        1.44        0.75        1.50        2.89         3.67
2013              305,025       1.284526       1.320714        392,004        1.96        0.75        1.50       12.39        13.25
2012              115,461       1.142891       1.166191        132,066        1.84        0.75        1.50       10.23        11.06
2011               72,886       1.036857       1.050012         75,625        1.44        0.75        1.50       (2.01)       (1.26)
2010               71,065       1.058096       1.063420         75,199        5.37        0.75        1.50        5.81         6.34

COMMONWEALTH ANNUITY SEPARATE ACCOUNT A

NOTE 6 - FINANCIAL HIGHLIGHTS (CONTINUED)

                                  AT DECEMBER 31                                      FOR THE YEAR ENDED DECEMBER 31
                                  --------------                                      ------------------------------
                             UNIT FAIR      UNIT FAIR                    INVESTMENT   EXPENSE     EXPENSE     TOTAL        TOTAL
                               VALUES         VALUES                       INCOME      RATIOS      RATIOS    RETURNS      RETURNS
                               LOWEST        HIGHEST          NET          RATIOS      LOWEST     HIGHEST     LOWEST      HIGHEST
                UNITS         ($) (4)        ($) (4)       ASSETS ($)      (%) (1)    (%) (2)     (%) (2)   (%) (3)(4)  (%) (3)(4)
                ------        -------        -------       ----------      -------    -------     -------   ----------  ----------
FIDELITY VIP FREEDOM 2020 PORTFOLIO SERVICE CLASS 2
2014              623,931       1.345995       1.404440        858,065        1.47        0.75        1.65        2.87         3.81
2013              593,682       1.308459       1.352887        790,377        1.82        0.75        1.65       13.73        14.77
2012              461,757       1.150513       1.178802        539,013        1.88        0.75        1.65       11.21        12.22
2011              422,328       1.034565       1.050409        441,004        3.42        0.75        1.65       (2.87)       (1.98)
2010              123,671       1.065164       1.071666        131,869        2.49        0.75        1.65        6.52         7.17
FIDELITY VIP FREEDOM 2025 PORTFOLIO SERVICE CLASS 2
2014              274,283       1.411269       1.472435        390,937        1.58        0.75        1.65        3.12         4.07
2013              212,571       1.368517       1.414897        292,991        2.15        0.75        1.65       17.74        18.82
2012               78,818       1.166963       1.190819         92,206        1.84        0.75        1.50       13.08        13.94
2011               60,413       1.031964       1.045134         62,440        2.33        0.75        1.50       (3.81)       (3.08)
2010               24,329       1.072856       1.078307         26,118        2.03        0.75        1.50        7.29         7.83
FIDELITY VIP FREEDOM 2030 PORTFOLIO SERVICE CLASS 2
2014              258,288       1.439895       1.491769        372,588        1.41        0.75        1.50        3.17         3.96
2013              241,256       1.395611       1.434990        337,074        1.94        0.75        1.50       19.59        20.50
2012              177,611       1.162266       1.190906        207,505        2.08        0.75        1.65       13.28        14.32
2011              142,173       1.028594       1.041768        146,334        1.66        0.75        1.50       (4.29)       (3.56)
2010              146,333       1.074674       1.080201        157,322        2.28        0.75        1.50        7.47         8.02
FIDELITY VIP FREEDOM 2035 PORTFOLIO SERVICE CLASS 2
2014              304,570       1.468106       1.531864        451,363        1.46        0.75        1.65        2.92         3.87
2013              218,830       1.426411       1.474853        314,705        1.76        0.75        1.65       22.45        23.57
2012              167,115       1.164891       1.193564        195,656        2.14        0.75        1.65       14.69        15.74
2011              128,990       1.015670       1.031260        131,405        1.91        0.75        1.65       (5.83)       (4.96)
2010               85,669       1.079502       1.085130         92,492        3.31        0.75        1.50        7.95         8.51
FIDELITY VIP FREEDOM 2040 PORTFOLIO SERVICE CLASS 2
2014              426,553       1.475075       1.499773        638,592        1.80        1.30        1.65        2.97         3.34
2013              198,889       1.432556       1.451369        288,043        2.64        1.30        1.65       22.93        23.37
2012               66,232       1.170041       1.176446         77,762        2.40        1.30        1.50       14.90        15.14
2011               36,670       1.018277       1.021782         37,392        2.59        1.30        1.50       (5.74)       (5.55)
2010               11,942       1.080315       1.081836         12,904        2.58        1.30        1.50        8.03         8.18

COMMONWEALTH ANNUITY SEPARATE ACCOUNT A

NOTE 6 - FINANCIAL HIGHLIGHTS (CONTINUED)

                                  AT DECEMBER 31                                      FOR THE YEAR ENDED DECEMBER 31
                                  --------------                                      ------------------------------
                             UNIT FAIR      UNIT FAIR                    INVESTMENT   EXPENSE     EXPENSE     TOTAL        TOTAL
                               VALUES         VALUES                       INCOME      RATIOS      RATIOS    RETURNS      RETURNS
                               LOWEST        HIGHEST          NET          RATIOS      LOWEST     HIGHEST     LOWEST      HIGHEST
                UNITS         ($) (4)        ($) (4)       ASSETS ($)      (%) (1)    (%) (2)     (%) (2)   (%) (3)(4)  (%) (3)(4)
                ------        -------        -------       ----------      -------    -------     -------   ----------  ----------
FIDELITY VIP FREEDOM 2045 PORTFOLIO SERVICE CLASS 2
2014               31,448       1.495705       1.549073         47,308        1.26        0.75        1.50        3.11         3.89
2013               27,982       1.442485       1.461411         40,767        1.81        1.30        1.65       23.70        24.14
2012               18,636       1.170859       1.177246         21,878        1.38        1.30        1.50       15.27        15.51
2011               19,113       1.015718       1.019203         19,425        3.50        1.30        1.50       (6.07)       (5.87)
2010                2,515       1.081303       1.082808          2,721        2.47        1.30        1.50        8.13         8.28
FIDELITY VIP FREEDOM 2050 PORTFOLIO SERVICE CLASS 2
2014               83,021       1.489200       1.514109        125,462        1.51        1.30        1.65        2.99         3.36
2013               59,237       1.445988       1.464959         86,669        1.55        1.30        1.65       24.06        24.50
2012               22,653       1.165537       1.176650         26,626        2.50        1.30        1.65       15.45        15.86
2011               13,920       1.012078       1.015570         14,136        2.02        1.30        1.50       (6.57)       (6.38)
2010                8,338       1.084761       1.084761          9,045        1.52        1.30        1.30        8.48         8.48
FIDELITY VIP FREEDOM INCOME PORTFOLIO SERVICE CLASS 2
2014               98,696       1.134679       1.134679        111,988        1.28        1.50        1.50        1.99         1.99
2013               99,085       1.112591       1.120716        110,244        3.31        1.30        1.50        3.63         3.84
2012                  197       1.079312       1.079312            212        2.82        1.30        1.30        4.86         4.86
2011                  N/A         N/A            N/A               N/A         N/A         N/A         N/A         N/A          N/A
2010                  N/A         N/A            N/A               N/A         N/A         N/A         N/A         N/A          N/A
FIDELITY VIP GROWTH OPPORTUNITIES PORTFOLIO SERVICE CLASS 2
2014              435,333       1.945957       1.982144        857,306        0.01        1.30        1.70       10.04        10.49
2013              486,500       1.768338       1.830646        868,740        0.05        0.75        1.70       35.20        36.50
2012              754,775       1.307911       1.341179        994,135        0.17        0.75        1.70       17.30        18.49
2011              760,331       1.115411       1.131874        851,281         N/A        0.75        1.65        0.29         1.09
2010               21,980       1.112236       1.114894         24,476         N/A        1.30        1.65       11.22        11.49
FIDELITY VIP INDEX 500 PORTFOLIO SERVICE CLASS 2
2014              564,500       1.731598       1.824043        994,872        1.98        0.75        1.65       11.42        12.57
2013              286,493       1.554141       1.620359        451,315        2.30        0.75        1.65       29.74        30.95
2012              124,227       1.197913       1.209327        150,640        2.44        1.30        1.65       13.73        14.14
2011               29,249       1.065992       1.059554         31,102        1.66        1.30        1.50        0.27        (0.35)
2010                  205       1.063086       1.063086            218        0.04        1.50        1.50        6.31         6.31

COMMONWEALTH ANNUITY SEPARATE ACCOUNT A

NOTE 6 - FINANCIAL HIGHLIGHTS (CONTINUED)

                                  AT DECEMBER 31                                      FOR THE YEAR ENDED DECEMBER 31
                                  --------------                                      ------------------------------
                             UNIT FAIR      UNIT FAIR                    INVESTMENT   EXPENSE     EXPENSE     TOTAL        TOTAL
                               VALUES         VALUES                       INCOME      RATIOS      RATIOS    RETURNS      RETURNS
                               LOWEST        HIGHEST          NET          RATIOS      LOWEST     HIGHEST     LOWEST      HIGHEST
                UNITS         ($) (4)        ($) (4)       ASSETS ($)      (%) (1)    (%) (2)     (%) (2)   (%) (3)(4)  (%) (3)(4)
                ------        -------        -------       ----------      -------    -------     -------   ----------  ----------
FIDELITY VIP MID CAP PORTFOLIO SERVICE CLASS 2
2014              531,238       1.569068       1.599543        846,177        0.02        1.30        1.70        4.23         4.65
2013              441,579       1.505406       1.528415        673,050        0.30        1.30        1.70       33.56        34.10
2012              394,448       1.127133       1.521561        449,214        0.50        0.75        1.70       12.62        13.70
2011              236,917       1.002006       1.338190        240,156        0.02        0.75        1.65      (12.32)      (11.58)
2010              242,873       1.143694       1.513374        278,190        0.28        0.75        1.50       14.37        27.88
FIDELITY VIP OVERSEAS PORTFOLIO SERVICE CLASS 2
2014               27,676       1.249266       1.270187         34,927        0.64        1.30        1.65       (9.81)       (9.49)
2013               22,277       1.385150       1.403346         31,114        1.17        1.30        1.65       28.02        28.48
2012               14,180       1.081970       1.092297         15,421        1.98        1.30        1.65       18.41        18.83
2011               11,470       0.916611       0.919235         10,515        0.15        1.30        1.50      (18.54)      (18.41)
2010              481,299       1.125184       1.130972        541,721        2.33        0.75        1.50       12.52        13.10
FIDELITY VIP STRATEGIC INCOME PORTFOLIO SERVICE CLASS 2
2014              942,546       1.158956       1.397528      1,123,144        2.75        0.75        1.65        1.67         2.60
2013              733,096       1.139929       1.362140        854,251        3.88        0.75        1.65       (1.62)       (0.72)
2012              720,008       1.158657       1.371954        842,629        3.81        0.75        1.65        8.41         9.41
2011              423,702       1.068725       1.253994        456,328        5.93        0.75        1.65        2.73         3.67
2010               23,151       1.040298       1.209724         24,109        0.84        0.75        1.65        4.03         8.45
FT VIP FRANKLIN INCOME VIP FUND CLASS 2 (a)
2014            2,953,004       1.312356       1.346997      3,938,248        4.88        1.30        1.65        2.89         3.26
2013            2,667,240       1.275508       1.363364      3,449,663        6.43        0.75        1.65       12.06        13.07
2012            2,529,612       1.138214       1.205752      2,912,926        5.93        0.75        1.65       10.79        11.77
2011            1,921,585       1.027324       1.043255      1,993,475        5.20        1.30        1.65        0.69         1.05
2010              999,168       1.020251       1.032389      1,027,271        5.95        1.30        1.65       10.82        11.21
FT VIP FRANKLIN MUTUAL GLOBAL DISCOVERY VIP FUND CLASS 2 (a)
2014              939,944       1.325788       1.518750      1,276,719        2.20        0.75        1.70        3.91         4.99
2013              821,846       1.275873       1.446622      1,070,916        2.26        0.75        1.70       25.45        26.66
2012              713,815       1.017050       1.142125        738,651        2.68        0.75        1.70       11.43        12.57
2011              666,503       0.912709       0.928376        616,857        2.44        1.30        1.70       (4.61)       (4.22)
2010              380,213       0.956836       0.969310        367,388        1.42        1.30        1.70       10.06        10.50

(a) Name change. See Note 1.

COMMONWEALTH ANNUITY SEPARATE ACCOUNT A

NOTE 6 - FINANCIAL HIGHLIGHTS (CONTINUED)

                                  AT DECEMBER 31                                      FOR THE YEAR ENDED DECEMBER 31
                                  --------------                                      ------------------------------
                             UNIT FAIR      UNIT FAIR                    INVESTMENT   EXPENSE     EXPENSE     TOTAL        TOTAL
                               VALUES         VALUES                       INCOME      RATIOS      RATIOS    RETURNS      RETURNS
                               LOWEST        HIGHEST          NET          RATIOS      LOWEST     HIGHEST     LOWEST      HIGHEST
                UNITS         ($) (4)        ($) (4)       ASSETS ($)      (%) (1)    (%) (2)     (%) (2)   (%) (3)(4)  (%) (3)(4)
                ------        -------        -------       ----------      -------    -------     -------   ----------  ----------
FT VIP FRANKLIN MUTUAL SHARES VIP FUND CLASS 2 (a)
2014              218,320       1.199093       1.236122        267,167        2.06        1.30        1.70        5.30         5.73
2013              204,363       1.138727       1.169138        236,788        2.20        1.30        1.70       26.08        26.59
2012              236,702       0.903164       0.923540        217,137        2.19        1.30        1.70       12.30        12.76
2011              226,015       0.804235       0.819034        184,233        2.01        1.30        1.70       (2.73)       (2.33)
2010              210,205       0.826778       0.838569        175,473        1.87        1.30        1.70        9.31         9.75
FT VIP FRANKLIN SMALL CAP VALUE VIP FUND CLASS 2 (a)
2014              530,264       1.445505       2.309942        776,464        0.62        0.75        1.65       (1.09)       (0.20)
2013              512,271       1.461422       2.314617        756,878        1.22        0.75        1.65       33.99        35.22
2012              451,813       1.090683       1.711753        498,797        0.78        0.75        1.65       16.44        17.50
2011              415,052       0.936731       1.456823        392,658        0.68        0.75        1.65       (5.35)       (4.48)
2010              263,205       0.992507       1.525224        261,907        0.48        0.75        1.50       26.30        27.16
FT VIP TEMPLETON GROWTH VIP FUND CLASS 2 (a)
2014              287,277       1.033809       1.459175        301,721        1.55        0.75        1.65       (4.42)       (3.55)
2013              275,361       1.081605       1.106198        301,214        2.71        1.30        1.65       28.66        29.12
2012              223,926       0.840642       0.856722        190,003        1.83        1.30        1.65       19.07        19.49
2011              179,788       0.706001       0.716955        128,055        1.45        1.30        1.65       (8.51)       (8.18)
2010              116,869       0.771670       0.780866         90,678        0.77        1.30        1.65        5.62         6.00
GOLDMAN SACHS BALANCED STRATEGY PORTFOLIO CLASS A
2014            1,032,858       1.110715       1.404534      1,178,410        3.03        0.75        1.70        0.66         1.63
2013              969,504       1.103443       1.382003      1,095,206        2.77        0.75        1.70        6.40         7.42
2012              894,108       1.037116       1.286509        945,412        2.83        0.75        1.70        8.12         9.16
2011              783,695       0.959232       1.178528        762,806        1.65        0.75        1.70       (3.55)       (2.62)
2010              698,676       0.994546       1.210215        701,627        3.26        0.75        1.70        6.62         7.65
GOLDMAN SACHS EQUITY GROWTH STRATEGY PORTFOLIO CLASS A
2014              366,950       1.025619       1.052702        385,473        1.81        1.30        1.65        1.31         1.67
2013              338,141       1.012386       1.035437        349,462        1.75        1.30        1.65       21.48        21.91
2012              342,820       0.833393       0.849342        290,744        2.06        1.30        1.65       15.07        15.48
2011              281,310       0.724241       0.735492        206,616        2.34        1.30        1.65       (9.05)       (8.72)
2010              239,087       0.796297       0.805790        192,385        2.23        1.30        1.65       10.81        11.20

(a) Name change. See Note 1.

COMMONWEALTH ANNUITY SEPARATE ACCOUNT A

NOTE 6 - FINANCIAL HIGHLIGHTS (CONTINUED)

                                  AT DECEMBER 31                                      FOR THE YEAR ENDED DECEMBER 31
                                  --------------                                      ------------------------------
                             UNIT FAIR      UNIT FAIR                    INVESTMENT   EXPENSE     EXPENSE     TOTAL        TOTAL
                               VALUES         VALUES                       INCOME      RATIOS      RATIOS    RETURNS      RETURNS
                               LOWEST        HIGHEST          NET          RATIOS      LOWEST     HIGHEST     LOWEST      HIGHEST
                UNITS         ($) (4)        ($) (4)       ASSETS ($)      (%) (1)    (%) (2)     (%) (2)   (%) (3)(4)  (%) (3)(4)
                ------        -------        -------       ----------      -------    -------     -------   ----------  ----------
GOLDMAN SACHS GROWTH AND INCOME STRATEGY PORTFOLIO CLASS A
2014            1,275,780       1.064045       1.539272      1,384,413        2.60        0.75        1.65        0.53         1.45
2013            1,193,774       1.058449       1.082549      1,284,843        2.08        1.30        1.65       11.24        11.64
2012            1,128,541       0.951508       0.969720      1,088,895        2.53        1.30        1.65       10.58        10.97
2011            1,103,638       0.858556       0.873832        959,457        2.03        1.30        1.70       (5.10)       (4.72)
2010              945,021       0.904740       0.917093        863,205        2.73        1.30        1.70        8.24         8.69
GOLDMAN SACHS GROWTH STRATEGY PORTFOLIO CLASS A
2014              867,834       1.011649       1.038381        896,163        1.81        1.30        1.65        0.67         1.03
2013            1,118,639       1.004880       1.027775      1,141,706        1.55        1.30        1.65       16.36        16.78
2012            1,049,982       0.863594       0.880132        918,512        2.40        1.30        1.65       12.64        13.04
2011              937,481       0.766670       0.778576        725,952        2.26        1.30        1.65       (7.63)       (7.30)
2010              910,217       0.833851       0.839885        760,997        2.59        1.30        1.50        9.79        10.01
GOLDMAN SACHS INTERNATIONAL REAL ESTATE SECURITIES FUND CLASS A
2014              135,078       0.757471       1.350789        103,214        2.61        0.75        1.50       (0.47)        0.29
2013              610,748       0.761017       1.346851        469,485        4.57        0.75        1.50        4.22         5.02
2012              338,325       0.730182       1.282519        248,939       19.48        0.75        1.50       40.33        41.38
2011               76,356       0.516804       0.524801         39,897        2.85        1.30        1.65      (20.79)      (20.51)
2010               76,468       0.652381       0.660195         50,280        8.56        1.30        1.65       10.85        11.26
GOLDMAN SACHS REAL ESTATE SECURITIES FUND CLASS A
2014              156,315       1.295608       1.780653        206,262        1.55        0.75        1.65       27.50        28.58
2013               95,066       1.016139       1.039302         98,185        1.42        1.30        1.65        0.45         0.80
2012              107,776       1.020011       1.031020        110,330        1.35        1.30        1.50       14.42        14.65
2011               50,001       0.891427       0.899239         44,712        1.43        1.30        1.50        8.17         8.39
2010               47,657       0.824077       0.829665         39,299        1.72        1.30        1.50       25.16        25.42
GOLDMAN SACHS TECHNOLOGY TOLLKEEPER FUND CLASS A
2014              545,265       1.720217       1.664291        953,173         N/A        0.75        1.65        8.22         9.21
2013              514,445       1.585411       1.523871        829,227         N/A        0.75        1.70       26.38        27.63
2012              475,638       1.254492       1.193977        605,052         N/A        0.75        1.70       18.46        19.58
2011              296,102       1.058992       0.998465        316,881         N/A        0.75        1.70      (14.72)      (13.98)
2010            1,123,542       1.241837       1.160733      1,406,147         N/A        0.75        1.70       22.16        16.07

COMMONWEALTH ANNUITY SEPARATE ACCOUNT A

NOTE 6 - FINANCIAL HIGHLIGHTS (CONTINUED)

                                  AT DECEMBER 31                                      FOR THE YEAR ENDED DECEMBER 31
                                  --------------                                      ------------------------------
                             UNIT FAIR      UNIT FAIR                    INVESTMENT   EXPENSE     EXPENSE     TOTAL        TOTAL
                               VALUES         VALUES                       INCOME      RATIOS      RATIOS    RETURNS      RETURNS
                               LOWEST        HIGHEST          NET          RATIOS      LOWEST     HIGHEST     LOWEST      HIGHEST
                UNITS         ($) (4)        ($) (4)       ASSETS ($)      (%) (1)    (%) (2)     (%) (2)   (%) (3)(4)  (%) (3)(4)
                ------        -------        -------       ----------      -------    -------     -------   ----------  ----------
GOLDMAN SACHS VIT CORE FIXED INCOME FUND SERVICE SHARES
2014              849,488       1.223234       1.310189      1,057,873        2.72        0.75        1.70        3.82         4.83
2013              890,088       1.178269       1.249785      1,065,042        2.47        0.75        1.70       (3.03)       (2.10)
2012              893,147       1.215082       1.276558      1,099,336        2.31        0.75        1.70        4.91         5.92
2011              745,344       1.160415       1.205168        872,290        2.49        0.75        1.65        5.20         6.15
2010              326,374       1.103071       1.116200        362,158        3.48        1.30        1.65        5.41         5.78
GOLDMAN SACHS VIT EQUITY INDEX FUND SERVICE SHARES
2014              228,312       1.415960       2.311149        328,424        2.02        0.75        1.65       11.35        12.40
2013              165,798       1.271648       2.056219        213,550        1.75        0.75        1.65       29.65        30.74
2012              152,170       0.980801       1.572765        151,518        1.98        0.75        1.65       13.64        14.67
2011              129,884       0.863051       1.371580        113,275        1.10        0.75        1.65        0.07         1.03
2010              104,044       0.862454       0.872732         90,295        1.49        1.30        1.65       13.03        13.43
GOLDMAN SACHS VIT GLOBAL MARKETS NAVIGATOR FUND SERVICE SHARES
2014               15,885       1.194343       1.205455         19,146        0.03        1.30        1.65        2.25         2.61
2013               14,931       1.171046       1.174794         17,488        0.00        1.30        1.50       11.87        12.09
2012               23,545       1.046796       1.048084         24,669         N/A        1.30        1.50        4.68         4.81
GOLDMAN SACHS VIT GROWTH OPPORTUNITIES FUND SERVICE SHARES
2014              221,158       1.706515       1.806323        385,416         N/A        0.75        1.70        9.21        10.26
2013              218,648       1.562594       1.638171        347,898         N/A        0.75        1.70       29.95        31.21
2012              214,177       1.202468       1.248550        261,506         N/A        0.75        1.70       17.40        18.54
2011              170,494       1.024231       1.053314        176,919         N/A        0.75        1.70       (5.60)       (4.69)
2010              160,682       1.085026       1.100776        175,865         N/A        1.30        1.70       17.33        17.81
GOLDMAN SACHS VIT HIGH QUALITY FLOATING RATE FUND SERVICE SHARES
2014              807,945       1.160937       1.144620        958,931        0.31        0.75        1.70       (1.79)       (0.85)
2013              792,887       1.182041       1.154446        954,481        0.52        0.75        1.70       (1.31)       (0.36)
2012            1,190,473       1.197673       1.158675      1,444,722        0.79        0.75        1.70        1.04         1.98
2011            1,206,359       1.185388       1.136227      1,446,647        1.05        0.75        1.70        4.54         5.50
2010              777,681       1.133896       1.149412        888,237        1.75        1.30        1.70        3.41         3.83

COMMONWEALTH ANNUITY SEPARATE ACCOUNT A

NOTE 6 - FINANCIAL HIGHLIGHTS (CONTINUED)

                                  AT DECEMBER 31                                      FOR THE YEAR ENDED DECEMBER 31
                                  --------------                                      ------------------------------
                             UNIT FAIR      UNIT FAIR                    INVESTMENT   EXPENSE     EXPENSE     TOTAL        TOTAL
                               VALUES         VALUES                       INCOME      RATIOS      RATIOS    RETURNS      RETURNS
                               LOWEST        HIGHEST          NET          RATIOS      LOWEST     HIGHEST     LOWEST      HIGHEST
                UNITS         ($) (4)        ($) (4)       ASSETS ($)      (%) (1)    (%) (2)     (%) (2)   (%) (3)(4)  (%) (3)(4)
                ------        -------        -------       ----------      -------    -------     -------   ----------  ----------
GOLDMAN SACHS VIT LARGE CAP VALUE FUND SERVICE SHARES
2014              122,607       1.255400       1.274094        156,113        1.19        1.30        1.50       10.92        11.15
2013              105,774       1.131774       1.146301        121,176        1.00        1.30        1.50       30.95        31.21
2012               96,099       0.864296       0.873627         83,939        1.18        1.30        1.50       17.06        17.29
2011              102,111       0.738349       0.744846         76,038        0.91        1.30        1.50       (8.65)       (8.47)
2010              125,857       0.804192       0.813790        102,198        0.33        1.30        1.65        9.06         9.44
GOLDMAN SACHS VIT MID CAP VALUE FUND SERVICE SHARES
2014               21,969       1.692278       1.720601         37,665        0.89        1.30        1.65       11.42        11.81
2013               13,319       1.518862       1.538802         20,401        0.93        1.30        1.65       30.37        30.83
2012                  981       1.165068       1.176181          1,143        0.90        1.30        1.65       16.21        16.62
2011                  734       1.002546       1.008521            739        0.03        1.30        1.65       (8.35)       (8.03)
2010                  177       1.095220       1.096564            194        0.42        1.30        1.50        9.52         9.66
GOLDMAN SACHS VIT MONEY MARKET FUND SERVICE SHARES
2014            9,780,551       0.931742       0.960014      9,135,965        0.01        0.75        1.50       (1.50)       (0.75)
2013            6,847,660       0.933804       0.967282      6,485,259        0.01        0.75        1.70       (1.69)       (0.75)
2012            9,116,297       0.949887       0.974582      8,766,548        0.01        0.75        1.70       (1.70)       (0.74)
2011            8,374,712       0.966314       0.981896      8,171,350        0.01        0.75        1.70       (1.70)       (0.74)
2010            4,817,779       0.982994       0.989184      4,767,457        0.01        0.75        1.70       (1.70)       (0.75)
GOLDMAN SACHS VIT SMALL CAP EQUITY INSIGHTS FUND SERVICE SHARES (a)
2014               73,071       1.477683       1.516697        110,074        0.38        1.30        1.65        4.93         5.30
2013              118,874       1.408281       1.440334        169,659        1.01        1.30        1.65       33.16        33.63
2012              128,233       1.057573       1.077814        137,047        0.94        1.30        1.65       10.66        11.05
2011               97,061       0.955727       0.970562         93,577        0.25        1.30        1.65       (1.26)       (0.91)
2010              706,128       0.967889       1.580073        688,089        1.50        0.75        1.65       27.72        28.88
GOLDMAN SACHS VIT STRATEGIC GROWTH FUND SERVICE SHARES
2014              135,590       1.497291       2.197064        207,241        0.11        0.75        1.65       11.51        12.44
2013              155,230       1.342735       1.373321        211,980        0.16        1.30        1.65       29.82        30.28
2012              160,751       1.034275       1.491466        170,510        0.44        0.75        1.65       17.66        18.73
2011              179,008       0.879074       1.256205        160,305        0.21        0.75        1.65       (4.47)       (3.58)
2010              172,650       0.920169       1.302893        160,776        0.18        0.75        1.65        8.67         9.63

(a) Name change. See Note 1.

COMMONWEALTH ANNUITY SEPARATE ACCOUNT A

NOTE 6 - FINANCIAL HIGHLIGHTS (CONTINUED)

                                  AT DECEMBER 31                                      FOR THE YEAR ENDED DECEMBER 31
                                  --------------                                      ------------------------------
                             UNIT FAIR      UNIT FAIR                    INVESTMENT   EXPENSE     EXPENSE     TOTAL        TOTAL
                               VALUES         VALUES                       INCOME      RATIOS      RATIOS    RETURNS      RETURNS
                               LOWEST        HIGHEST          NET          RATIOS      LOWEST     HIGHEST     LOWEST      HIGHEST
                UNITS         ($) (4)        ($) (4)       ASSETS ($)      (%) (1)    (%) (2)     (%) (2)   (%) (3)(4)  (%) (3)(4)
                ------        -------        -------       ----------      -------    -------     -------   ----------  ----------
GOLDMAN SACHS VIT STRATEGIC INTERNATIONAL EQUITY FUND SERVICE SHARES
2014              131,628       0.828749       1.461742        112,292        2.80        0.75        1.50       (9.09)       (8.39)
2013              272,805       0.911569       1.595625        252,309        2.56        0.75        1.50       21.87        22.80
2012              128,887       0.747983       1.299409        100,172        1.66        0.75        1.50       19.08        19.98
2011              153,860       0.623624       1.083020         99,452        3.10        0.75        1.65      (16.57)      (15.79)
2010              166,195       0.747346       1.286072        125,443        1.89        0.75        1.65        8.26         9.30
GOLDMAN SACHS VIT U.S. EQUITY INSIGHTS FUND SERVICE SHARES (a)
2014              332,608       1.392132       1.908843        470,436        1.25        0.75        1.65       14.26        15.31
2013              157,083       1.218348       1.246090        193,603        2.63        1.30        1.65       34.96        35.44
2012               20,579       0.911676       0.920016         18,893        1.82        1.30        1.50       12.43        12.66
2011               14,120       0.810901       0.816658         11,505        1.05        1.30        1.50        2.34         2.55
2010               32,795       0.792366       0.796374         26,100        1.51        1.30        1.50       10.91        11.14
INVESCO V.I. AMERICAN FRANCHISE FUND SERIES II SHARES
2014               10,628       1.342026       1.785095         14,280         N/A        0.75        1.30        6.77         7.25
2013                9,021       1.256913       1.256913         11,338        0.26        1.30        1.30       37.99        37.99
2012                7,400       0.910840       0.910840          6,740         N/A        1.30        1.30       (3.54)       (3.54)
INVESCO V.I. CORE EQUITY FUND SERIES II SHARES
2014              259,856       1.380078       1.581552        365,955        0.71        0.75        1.65        6.07         7.04
2013              235,501       1.301138       1.477597        312,108        1.27        0.75        1.65       26.81        27.97
2012              221,960       1.026052       1.154625        231,248        0.89        0.75        1.65       11.74        12.76
2011              224,774       0.918229       1.023927        208,740        0.76        0.75        1.65       (1.94)       (1.04)
2010              215,938       0.936393       0.947577        203,657        0.91        1.30        1.65        7.44         7.83
INVESCO V.I. GLOBAL HEALTH CARE FUND SERIES II SHARES
2014              610,823       1.986153       2.072690      1,225,451         N/A        0.75        1.65       17.41        18.49
2013              930,476       1.691658       1.749277      1,586,034        0.79        0.75        1.65       37.86        39.11
2012               90,883       1.227090       1.257475        112,384         N/A        0.75        1.65       18.62        19.69
2011              103,090       1.037211       1.040656        107,129         N/A        1.30        1.50        2.16         2.35
2010                  137       1.016744       1.016744            139         N/A        1.30        1.30        1.67         1.67
INVESCO V.I. MID CAP CORE EQUITY FUND SERIES II SHARES (b)
2014                  997       0.993274       0.993274            990         N/A        1.30        1.30       (0.67)       (0.67)

(a) Name change. See Note 1.
(b) Investment addition. See Note 1.

COMMONWEALTH ANNUITY SEPARATE ACCOUNT A

NOTE 6 - FINANCIAL HIGHLIGHTS (CONTINUED)

                                  AT DECEMBER 31                                      FOR THE YEAR ENDED DECEMBER 31
                                  --------------                                      ------------------------------
                             UNIT FAIR      UNIT FAIR                    INVESTMENT   EXPENSE     EXPENSE     TOTAL        TOTAL
                               VALUES         VALUES                       INCOME      RATIOS      RATIOS    RETURNS      RETURNS
                               LOWEST        HIGHEST          NET          RATIOS      LOWEST     HIGHEST     LOWEST      HIGHEST
                UNITS         ($) (4)        ($) (4)       ASSETS ($)      (%) (1)    (%) (2)     (%) (2)   (%) (3)(4)  (%) (3)(4)
                ------        -------        -------       ----------      -------    -------     -------   ----------  ----------
JANUS ASPEN ENTERPRISE PORTFOLIO SERVICE SHARES
2014              230,123       1.655075       1.698759        387,077        0.03        1.30        1.65       10.39        10.78
2013              239,149       1.499303       1.533428        363,562        0.37        1.30        1.65       29.86        30.32
2012              194,620       1.154545       1.176640        227,425         N/A        1.30        1.65       15.06        15.47
2011              183,621       1.003446       1.019022        185,988         N/A        1.30        1.65       (3.28)       (2.93)
2010              143,891       1.037431       1.049803        150,401         N/A        1.30        1.65       23.45        23.89
JANUS ASPEN FORTY PORTFOLIO SERVICE SHARES
2014              372,236       1.477539       1.625946        562,441        0.03        0.75        1.70        6.62         7.66
2013              376,066       1.385740       1.510295        531,304        0.53        0.75        1.70       28.66        29.91
2012              647,199       1.077047       1.162542        709,568        0.71        0.75        1.70       21.76        22.93
2011              347,721       0.884599       0.945681        311,886        0.25        0.75        1.70       (8.52)       (7.64)
2010              366,687       0.967033       0.980265        357,804        0.32        1.30        1.70        4.67         5.10
JANUS ASPEN PERKINS MID CAP VALUE PORTFOLIO SERVICE SHARES
2014              654,678       1.436108       1.954403        959,496        1.28        0.75        1.70        6.60         7.62
2013              625,026       1.347227       1.816038        856,921        1.14        0.75        1.70       23.67        24.86
2012              600,456       1.089359       1.454440        664,028        0.85        0.75        1.70        8.91         9.96
2011              554,656       1.000246       1.322692        561,647        0.65        0.75        1.70       (4.63)       (3.71)
2010              411,210       1.048824       1.062943        435,200        0.63        1.30        1.70       13.40        13.86
MFS(R) NEW DISCOVERY SERIES SERVICE CLASS
2014              148,761       1.597099       2.382810        241,383         N/A        0.75        1.65       (9.02)       (8.18)
2013              279,517       1.755446       2.595200        496,331         N/A        0.75        1.65       38.89        40.16
2012               46,019       1.263910       1.851629         59,332         N/A        0.75        1.65       18.90        19.99
2011               58,444       1.062975       1.543152         63,059         N/A        0.75        1.65      (11.97)      (11.18)
2010                9,019       1.208254       1.210424         10,908         N/A        1.30        1.50       20.83        21.04
MFS(R) UTILITIES SERIES SERVICE CLASS
2014              342,360       1.691824       1.772850        586,876        2.05        0.75        1.70       10.55        11.91
2013              157,732       1.530301       1.584161        244,135        2.21        0.75        1.70       18.17        19.31
2012              158,256       1.294971       1.327785        206,599        7.80        0.75        1.70       11.29        12.38
2011              269,705       1.163617       1.170624        315,310        3.59        1.30        1.70        4.69         5.12
2010                3,797       1.111471       1.113625          4,226         N/A        1.30        1.70       11.15        11.36

COMMONWEALTH ANNUITY SEPARATE ACCOUNT A

NOTE 6 - FINANCIAL HIGHLIGHTS (CONTINUED)

                                  AT DECEMBER 31                                      FOR THE YEAR ENDED DECEMBER 31
                                  --------------                                      ------------------------------
                             UNIT FAIR      UNIT FAIR                    INVESTMENT   EXPENSE     EXPENSE     TOTAL        TOTAL
                               VALUES         VALUES                       INCOME      RATIOS      RATIOS    RETURNS      RETURNS
                               LOWEST        HIGHEST          NET          RATIOS      LOWEST     HIGHEST     LOWEST      HIGHEST
                UNITS         ($) (4)        ($) (4)       ASSETS ($)      (%) (1)    (%) (2)     (%) (2)   (%) (3)(4)  (%) (3)(4)
                ------        -------        -------       ----------      -------    -------     -------   ----------  ----------
OPPENHEIMER CAPITAL INCOME FUND/VA SERVICE SHARES
2014              559,930       0.934757       0.959408        533,016        1.80        1.30        1.65        6.23         6.61
2013              567,033       0.877797       0.899903        506,789        2.23        1.30        1.70       10.92        11.37
2012              550,339       0.791411       0.808058        442,768        1.19        1.30        1.70       10.20        10.65
2011              492,203       0.718161       0.730302        358,232        1.89        1.30        1.70       (1.32)       (0.92)
2010              411,103       0.727796       0.737110        302,284        0.72        1.30        1.70       10.76        11.21
OPPENHEIMER GLOBAL FUND/VA SERVICE SHARES
2014              784,747       1.228197       1.518632        983,680        0.85        0.75        1.65        0.37         1.27
2013            1,042,517       1.223648       1.499529      1,297,146        1.27        0.75        1.65       24.90        26.00
2012              716,933       0.979728       1.190148        713,113        1.88        0.75        1.65       18.95        20.02
2011              655,108       0.823614       0.991612        546,302        1.06        0.75        1.65      (10.04)       (9.23)
2010              742,982       0.915509       0.926420        685,703        1.22        1.30        1.65       13.80        14.20
OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA SERVICE SHARES
2014              967,336       1.253994       1.214623      1,224,213        4.14        0.75        1.70        0.75         1.72
2013            1,315,451       1.244663       1.194053      1,652,718        5.01        0.75        1.70       (2.06)       (1.11)
2012            1,205,424       1.270855       1.207506      1,542,293        4.59        0.75        1.70       11.23        12.30
2011              574,139       1.142573       1.075232        648,724        2.28        0.75        1.70       (1.06)       (0.11)
2010            1,102,551       1.154851       1.076371      1,266,630        1.56        0.75        1.70       12.82         7.64
OPPENHEIMER MAIN STREET SMALL CAP FUND(R)/VA SERVICE SHARES
2014              349,796       1.599731       1.641967        568,378        0.65        1.30        1.65        9.81        10.20
2013              282,988       1.456774       1.489932        417,744        0.69        1.30        1.65       38.31        38.80
2012              180,432       1.061903       1.073448        192,275        0.34        1.30        1.50       15.91        16.14
2011              116,196       0.916161       0.924255        106,861        0.44        1.30        1.50       (3.84)       (3.65)
2010              122,458       0.952758       0.959241        117,010        0.55        1.30        1.50       21.21        21.46
PIONEER DISCIPLINED VALUE VCT PORTFOLIO CLASS II
2014              197,836       1.160331       1.178478        232,270        1.11        1.30        1.50        7.97         8.19
2013              179,119       1.074708       1.089301        194,545        1.56        1.30        1.50       26.67        26.93
2012              199,765       0.848444       0.858217        171,173        1.02        1.30        1.50        8.94         9.16
2011              219,227       0.778815       0.786189        172,021        0.72        1.30        1.50       (5.11)       (4.92)
2010              167,164       0.817120       0.826870        138,013        0.56        1.30        1.65        7.46         7.84

COMMONWEALTH ANNUITY SEPARATE ACCOUNT A

NOTE 6 - FINANCIAL HIGHLIGHTS (CONTINUED)

                                  AT DECEMBER 31                                      FOR THE YEAR ENDED DECEMBER 31
                                  --------------                                      ------------------------------
                             UNIT FAIR      UNIT FAIR                    INVESTMENT   EXPENSE     EXPENSE     TOTAL        TOTAL
                               VALUES         VALUES                       INCOME      RATIOS      RATIOS    RETURNS      RETURNS
                               LOWEST        HIGHEST          NET          RATIOS      LOWEST     HIGHEST     LOWEST      HIGHEST
                UNITS         ($) (4)        ($) (4)       ASSETS ($)      (%) (1)    (%) (2)     (%) (2)   (%) (3)(4)  (%) (3)(4)
                ------        -------        -------       ----------      -------    -------     -------   ----------  ----------
PIONEER EMERGING MARKETS VCT PORTFOLIO CLASS II
2014              807,188       0.626196       0.798294        514,680        0.20        0.75        1.65      (14.24)      (13.43)
2013              907,250       0.729381       0.922131        672,559        0.96        0.75        1.70       (3.85)       (2.90)
2012              919,955       0.758608       0.949720        707,455        0.21        0.75        1.70        9.76        10.83
2011              831,000       0.691144       0.856890        580,387         N/A        0.75        1.70      (24.92)      (24.19)
2010              947,746       0.920484       0.931060        878,933        0.25        1.30        1.70       13.65        14.11
PIONEER MID CAP VALUE VCT PORTFOLIO CLASS II
2014              316,984       1.331622       1.375909        431,910        0.69        1.30        1.70       12.85        13.31
2013              228,009       1.180015       1.214326        274,689        0.75        1.30        1.70       30.50        31.03
2012              256,048       0.909363       0.926766        235,773        0.83        1.30        1.65        9.00         9.38
2011              251,561       0.834286       0.847252        211,945        0.71        1.30        1.65       (7.40)       (7.07)
2010              198,512       0.900927       0.911687        180,269        0.92        1.30        1.65       15.95        16.36
PIONEER SELECT MID CAP GROWTH VCT PORTFOLIO CLASS I
2014              511,648       1.519360       1.566428        795,106         N/A        1.30        1.70        7.57         8.01
2013              561,915       1.412448       1.450300        808,801         N/A        1.30        1.70       40.04        40.61
2012              465,488       1.008604       1.031441        477,525         N/A        1.30        1.70        5.21         5.63
2011              468,239       0.958701       0.976429        454,720         N/A        1.30        1.70       (3.92)       (3.53)
2010              461,390       0.997867       1.012182        464,976         N/A        1.30        1.70       18.18        18.66

(1) These amounts represent the dividends, excluding distributions of capital gains, received by the Sub-Account from the Underlying Fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit fair values. The recognition of investment income by the Sub-Account is affected by the timing of the declaration of dividends by the Underlying Fund in which the Sub-Accounts invest.

(2) These ratios represent the annualized Contract expenses of the Separate Account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit fair values. See Note 3 for a list of all unit fair value charges. Charges made directly to Contract owner accounts through the redemption of units and expenses of the Underlying Fund are excluded.

(3) These amounts represent the total return for the periods indicated, including changes in the value of the Underlying Fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period.

(4) The highest unit fair value and total return correspond with the product with the lowest expense ratio. The lowest unit fair value and total return correspond with the product with the highest expense ratio.

                            PART C. OTHER INFORMATION

ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS

     (a)  FINANCIAL STATEMENTS

          Financial Statements Included in Part A
          None

          Financial Statements for Commonwealth Annuity and Life Insurance Company (the "Company" and "Depositor") and Financial Statements for Commonwealth Annuity Separate Account A of Commonwealth Annuity and Life Insurance Company Financial Statements Included in Part B

          Financial Statements Included in Part C
          None

     (b)  EXHIBITS

          EXHIBIT 1 Vote of Board of Directors Authorizing Establishment of Registrant dated February 9, 2007 was previously filed on March 1, 2007 in the Initial Registration Statement (File Nos. 333-141019/811-22024), and is
                         incorporated by reference herein.

          EXHIBIT 2 Not Applicable. Pursuant to Rule 26a-2, the Insurance Company may hold the assets of the Registrant not pursuant to a trust indenture or other such instrument.

          EXHIBIT 3 (a)  Consolidated Underwriting and Administrative Service
                         Agreement dated April 30, 2010 between and among Commonwealth Annuity and Life Insurance Company and Epoch Securities, Inc was filed on April 30, 2010 in Post-Effective Amendment No. 31 (Registration Statement No. 33-39702/811-6293), and is incorporated by reference herein.

                    (b) Distribution Agreement with distributors was previously filed on July 18, 2007 in Pre-Effective Amendment No. 1 to Registration Statement (File Nos.
                         333-141019/811-22024), and is incorporated by reference herein.

                         Form of Service Agreement dated May 1, 2008 by and between Epoch Securities, Inc., Commonwealth Annuity and Life Insurance Company, First Allmerica Financial Life Insurance Company and the "Broker-Dealer" was previously filed on April 25, 2008 in Post-Effective Amendment No. 29 (Registration Statement
                         No. 33-39702/811-6293), and is incorporated by reference herein.

                    (c) Shared Services Agreement between Epoch Securities, Inc. and Commonwalth Annuity and Life Insurance Company dated August 5, 2010 was filed in Post-Effective Amendment No. 34 (Registration Statement
                         No. 33-39702/811-6293), and is incorporated by reference herein. Amendment No. 1 dated January 1, 2014 to Shared Services Agreement between Epoch Securities Inc. and Commonwealth will be filed in April of 2015 in Post-Effective Amendment No. 36 to Registration Statement No. 33-39702/811-6293, and is incorporated by reference herein.

                    (d) Service Agreement dated March 13, 2012 by and between the Epoch Securities, Inc., Commonwealth Annuity and Life Insurance Company, se2, Inc. and Security Distributors, Inc. was previously filed on April 25, 2012 in Post-Effective Amendment No. 33 (Registration Statement No. 33-39702/811-06293), and is incorporated by reference herein.

          EXHIBIT 4 (a)

                         Policy (3039-07) was previously filed on July 18, 2007 in Pre-Effective Amendment No. 1 to Registration Statement (File Nos. 333-141019/811-22024), and is
                         incorporated by reference herein.

                    (b) Extended Care Waiver Rider (4009-07) (Nursing Home Rider Endorsement) was previously filed on July 18, 2007 in Pre-Effective Amendment No. 1 to Registration Statement (File Nos. 333-141019/811-22024), and is
                         incorporated by reference herein.

                    (c) Disability Waiver Rider (4008-07) was previously filed on July 18, 2007 in Pre-Effective Amendment No. 1 to Registration Statement (File Nos.
                         333-141019/811-22024), and is incorporated by reference herein.

                    (d) Texas Optional Retirement Program Rider (4010-07) was previously filed on July 18, 2007 in Pre-Effective Amendment No. 1 to Registration Statement (File Nos. 333-141019/811-22024), and is incorporated by reference herein.

                    (e) Qualified Plan Rider (401a) (4011-07) was previously filed on July 18, 2007 in Pre-Effective Amendment No. 1 to Registration Statement (File Nos.
                         333-141019/811-22024), and is incorporated by
                         reference herein.

                    (f)  Tax-Sheltered Annuity Rider 403(b), (4012-07
                         (REV 12/08)) was previously filed on July 18, 2007 in Pre-Effective Amendment No. 1 to Registration Statement (File Nos. 333-141019/811-22024), and is incorporated by reference herein.

                    (g) GLWB Rider - Single Life (4006-07) was previously filed on July 18, 2007 in Pre-Effective Amendment No. 1 to Registration Statement (File Nos.
                         333-141019/811-22024), and is incorporated by
                         reference herein.

                    (h) GLWB Rider - Joint Life (4007-07) was previously filed on July 18, 2007 in Pre-Effective Amendment No. 1 to Registration Statement (File Nos.
                         333-141019/811-22024), and is incorporated by reference herein.

                    (i) Step-Up Death Benefit Rider (4005-07) for Preferred Plus was previously filed on July 18, 2007 in Pre-Effective Amendment No. 1 to Registration Statement (File Nos. 333-141019/811-22024), and is incorporated by reference herein.

                    (j) 457 Rider (4013-07) was previously filed on July 18, 2007 in Pre-Effective Amendment No. 1 to Registration Statement (File Nos. 333-141019/811-22024), and is
                         incorporated by reference herein.

                    (k) IRA rider (4014-07) was previously filed on July 18, 2007 in Pre-Effective Amendment No. 1 to Registration Statement (File Nos. 333-141019/811-22024), and is
                         incorporated by reference herein.

                    (l)  Simple IRA Rider (4015-07) was previously filed on
                         July 18, 2007 in Pre-Effective Amendment No. 1 to Registration Statement (File Nos.
                         333-141019/811-22024), and is incorporated by reference herein.

                    (m) Roth IRA Rider (4016-07) was previously filed on July 18, 2007 in Pre-Effective Amendment No. 1 to Registration Statement (File Nos.
                         333-141019/811-22024), and is incorporated by reference herein.

                    (n) Amendatory Endorsement 4029-10 (Assignment and Ownership provisions) was previously filed on February 22, 2010 in Post-Effective Amendment No. 3 to Registration Statement (File Nos.
                         333-141019/811-22024), and is incorporated by reference herein.

          EXHIBIT 5 Revised Application (PP-406) was previously filed on February 22, 2010 in Post-Effective Amendment No. 3 to Registration Statement (File Nos. 333-141019/811-22024), and is incorporated by reference herein. Form of Application (Preferred Plus-PP-401) was previously filed on July 18, 2007 in Pre-Effective Amendment No. 1 to Registration Statement (File Nos. 333-141019/811-22024), and is incorporated by reference herein.

          EXHIBIT 6 Articles of Organization and Bylaws, as amended of the Company, effective as of September 1, 2006 was previously filed on March 1, 2007 in the Initial Registration Statement (File Nos.
                         333-141019/811-22024), and is incorporated by
                         reference herein.

          EXHIBIT 7

                    (a) Recapture and Release Agreement by and between Commonwealth Annuity and Life Insurance Company and Ariel Capital Reinsurance Company Limited dated
                         April 1, 2013 is filed in Post-Effective Amendment
                         No. 35 (Registration Statement No. 33-39702/811-6293), and is incorporated by reference herein.

                    (b) Coinsurance and Modified Coinsurance Agreement by and between Commonwealth Annuity and Life Insurance Company and Commonwealth Annuity and Life Reinsurance Company Limited dated May 1, 2013 is filed in Post-Effective Amendment No. 35 (Registration Statement No. 33-39702/811-6293), and is incorporated by reference herein.

          EXHIBIT 8 (a)  Third Party Administrator Agreement dated April 1, 2013 between Commonwealth Annuity and Life Insurance Company, se2, Inc., and Security Distributors, Inc. was filed on April 25, 2013 in Post-Effective Amendment
                         No. 34 (Registration Statement No. 33-39702/811-6293), and is incorporated by reference herein.

                    (b) Work Assignment dated April 1, 2013 between Commonwealth Annuity and Life Insurance Company, se2, Inc., and Security Distributors, Inc. was filed on April 25, 2013 in Post-Effective Amendment No. 34 (Registration Statement No. 33-39702/811-6293), and is incorporated by reference herein.

                    (c)  Directors' Powers of Attorney are filed herewith.

          EXHIBIT 9 Opinion of Counsel was previously filed in Post-effective Amendment No. 1 (File Nos. 333-141019/811-22024 on April 25, 2008, and is
                         incorporated by reference herein

          EXHIBIT 10 Consent of Independent Registered Public Accounting Firm is filed herewith.

          EXHIBIT 11     None.

          EXHIBIT 12     None.

          EXHIBIT 13 (a) Amendment No. 2 dated April 30, 2010 and Amendment No.
                         1 dated February 21, 2008 to the Amended and Restated Participation Agreement by and among AIM Variable Insurance Funds, Inc., A I M Distributors, Inc. and Commonwealth Annuity and Life Insurance Company dated July 31, 2007 were previously filed on April 29, 2011 in Post-Effective Amendment No. 32 (Registration Statement No. 33-39702/811-06293), and are incorporated by reference herein.

                         Amended and Restated Participation Agreement by and among AIM Variable Insurance Funds, Inc., A I M Distributors, Inc. and Commonwealth Annuity and Life Insurance Company dated July 31, 2007 was previously filed on April 25, 2008 in Post-Effective Amendment No. 29 (Registration Statement No. 33-39702/811-6293), and is incorporated by reference herein.

          EXHIBIT 13 (b) Amendment No. 1 dated April 30, 2010 and Amendment to the Participation Agreement dated May 1, 2008 to Amended and Restated Participation Agreement among Commonwealth Annuity and Life Insurance Company, AllianceBernstein L.P. and AllianceBernstein Investments, Inc. dated as of August 1, 2007, was previously filed on April 29, 2011 in Post-Effective Amendment No. 32 (Registration Statement No. 33-39702/811-06293), and is incorporated by reference herein.

                         Amended and Restated Participation Agreement among Commonwealth Annuity and Life Insurance Company, AllianceBernstein L.P. and AllianceBernstein Investments, Inc. dated as of August 1, 2007 was previously filed on April 25, 2008 in Post-Effective Amendment No. 29 (Registration Statement No. 33-39702/811-6293), and is incorporated by reference herein.

          EXHIBIT 13 (c) Amendment dated January 15, 2013 to the Amended and
                         Restated Participation Agreement between Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc., and Commonwealth Annuity and Life Insurance Company was filed on April 25, 2013 in Post-Effective Amendment No. 34 (Registration Statement No. 33-39702/811-6293), and is incorporated by reference herein.

                         Amendment dated August 16, 2010 to the Amended and Restated Participation Agreement between Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc., and Commonwealth Annuity and Life Insurance Company was previously filed on April 29, 2011 in Post-Effective Amendment No. 32 (Registration Statement No. 33-39702/811-06293), and is incorporated by reference herein.

                         Amendment No. 2 dated May 1, 2009 to the Amended and Restated Participation Agreement between Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc., and Commonwealth Annuity and Life Insurance Company was previously filed on June 12, 2009 in Pre-Effective Amendment No. 1 to Registration Statement (File Nos. 333-157121/811-22024), and is incorporate by reference herein.

                         Amendment No. 1 dated June 5, 2007 to the Amended and Restated Participation Agreement between Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc., and Commonwealth Annuity and Life Insurance Company was previously filed on April 25, 2008 in Post-Effective Amendment No. 29 (Registration Statement No. 33-39702/811-6293), and is incorporated by reference herein.

                         Amendment dated August 1, 2007 and the Amended and Restated Participation Agreement dated September 25, 2006 with Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc., and Commonwealth Annuity and Life Insurance Company was previously filed on July 18, 2007 in Pre-Effective Amendment No. 1 to Registration Statement (File Nos. 333-141019/811-22024), and is incorporated by reference herein.

          EXHIBIT 13 (d) Amendment dated May 1, 2012 and Amendment dated May 1,
                         2011 to the Amended and Restated Participation Agreement dated August 1, 2007 by and between Goldman Sachs Variable Insurance Trust, Goldman, Sachs & Co., and Commonwealth Annuity and Life Insurance Company was previously filed on April 25, 2012 in Post-Effective Amendment No. 33 (Registration Statement No. 33-39702/811-06293), and is incorporated by reference herein.

                         Amendment No. 1 to the Amended and Restated
                         Participation Agreement dated August 1, 2007 by and between Goldman Sachs Variable Insurance Trust, Goldman, Sachs & Co., and Commonwealth Annuity and Life Insurance Company was previously filed on June 12, 2009 in Pre-Effective Amendment No. 1 to Registration Statement (File Nos. 333-157121/811-22024), and is
                         incorporated by reference herein.

                         Amended and Restated Participation Agreement dated August 1, 2007 by and between Goldman Sachs Variable Insurance Trust, Goldman, Sachs & Co., and Commonwealth Annuity and Life Insurance Company was previously filed on April 25, 2008 in Post-Effective Amendment No. 29 (Registration Statement No. 33-39702/811-6293), and is incorporated by reference herein.

          EXHIBIT 13 (e) Amendment dated May 1, 2011 to Participation Agreement was previously filed on April 29, 2011 in Post-Effective Amendment No. 32 (Registration Statement No. 33-39702/811-06293), and is incorporated by reference herein.

                         Amendment No. 1 to the Participation Agreement dated August 1, 2007 by and between Goldman Sachs Trust, Goldman, Sachs & Co. and Commonwealth Annuity and Life Insurance Company was previously filed on June 12, 2009 in Pre-Effective Amendment No. 1 to Registration Statement (File Nos. 333-157121/811-22024), and is
                         incorporate by reference herein.

                         Participation Agreement dated August 1, 2007 by and between Goldman Sachs Trust, Goldman, Sachs & Co. and Commonwealth Annuity and Life Insurance Company was previously filed on April 25, 2008 in Post-Effective Amendment No. 1 to Registration Statement (File Nos. 333-141045/811-22024), and is incorporated by reference herein.

          EXHIBIT 13 (f) Amendment dated August 1, 2007 to the Participation
                         Agreement with Janus was previously filed on July 18, 2007 in Pre-Effective Amendment No. 1 to Registration Statement (File Nos. 333-141045/811-22024), and is
                         incorporated by reference herein.

                         Amendment dated February 25, 2000 to the Participation Agreement with Janus was previously filed in April 19, 2002 in Post-Effective Amendment No. 22 of Registration Statement No. 33-39702/811-6293, and is incorporated by reference herein.

                         Participation Agreement with Janus was previously filed on April 21, 2000 in Post-Effective Amendment No. 1 of Registration Statement No. 333-87099/811-6293 and is incorporated by reference herein.

          EXHIBIT 13 (g) Oppenheimer Fund/SERV and Networking Supplement dated
                         April 14, 2008 to Amended and Restated Participation Agreement dated as of May 1, 2000 by and among Oppenheimer Variable Account Funds, Oppenheimerfunds, Inc. and Commonwealth Annuity and Life Insurance Company dated May 1, 2000 were previously filed on April 29, 2011 in Post-Effective Amendment No. 32 (Registration Statement No. 33-39702/811-06293), and are incorporated by reference herein.

                         Amendment dated April 30, 2010 to Amended and Restated Participation Agreement dated as of May 1, 2000 by and among Oppenheimer Variable Account Funds, Oppenheimerfunds, Inc. and Commonwealth Annuity and Life Insurance Company dated May 1, 2000 was filed on April 30, 2010 in Post-Effective Amendment No. 31 (Registration Statement No. 33-39702/811-6293), and is incorporated by reference herein.

                         Amendment dated August 28, 2007 to the Amended and Restated Participation Agreement dated as of May 1, 2000 by and among Oppenheimer Variable Account Funds, Oppenheimerfunds, Inc. and Commonwealth Annuity and Life Insurance Company was previously filed on June 12, 2009 in Pre-Effective Amendment No. 1 to Registration Statement (File Nos. 333-157121/811-22024), and is
                         incorporate by reference herein.

                         Amendment dated May 1, 2002 to the Amended and Restated Participation Agreement with Oppenheimer Variable Account Funds was previously filed on April 28, 2003 in Post-Effective Amendment No. 23 of Registration Statement No. 33-39702/811-6293, and is incorporated by reference herein.

                         The Amended and Restated Participation Agreement with Oppenheimer Variable Account Funds was previously filed on August 27, 1998 in Post-Effective Amendment No. 3 to Registration Statement No. 333-11377/811-7799, and is incorporated by reference herein.

          EXHIBIT 13 (h) Amendment 1 dated April 30, 2010 to the Participation
                         Agreement dated September 18, 2007 among Pioneer Variable Contracts Trust, Commonwealth Annuity and Life Insurance Company Pioneer Investment Management, Inc. and Pioneer Funds Distributor, Inc. was filed on April 29, 2010 in Registrant's Post-Effective Amendment No. 4 (Registration Statement No. 33-141019/811-22024), and is incorporated by reference herein.

                         Participation Agreement dated September 19, 2007 among Pioneer Variable Contracts Trust, Commonwealth Annuity and Life Insurance Company Pioneer Investment Management, Inc. and Pioneer Funds Distributor, Inc. was previously filed on April 25, 2008 in Post-Effective Amendment No. 1 to Registration Statement (File Nos. 333-141045/811-22024), and is
                         incorporated by reference herein.

          EXHIBIT 13 (i) Amendment dated April 30, 2010 to the Participation
                         Agreement with MFS Variable Insurance Trust dated
                         May 1, 2002 were previously filed on April 29, 2011 in Post-Effective Amendment No. 32 (Registration Statement No. 33-39702/811-06293), and are incorporated by reference herein.

                         Amendment dated June 1, 2009 to the Participation Agreement with MFS Variable Insurance Trust dated
                         May 1, 2002 was previously filed on June 12, 2009 in Pre-Effective Amendment No. 1 (Registration Statement No. 33-157121/811-22024), and is incorporated by reference herein.

                         Participation Agreement with MFS Variable Insurance Trust was previously filed on August 27, 1998 in Post-Effective Amendment No. 3, and is incorporated by reference herein.

          EXHIBIT 13 (j) First Amendment dated April 30, 2010 to the Amended and
                         Restated Participation Agreement with Fidelity Variable Insurance Products Funds dated April 30, 2010 and Amended and Restated Participation Agreement dated April 30, 2010 was filed on April 30, 2010 in Post-Effective Amendment No. 31 (Registration
                         Statement No. 33-39702/811-6293), and is incorporated by reference herein.

ITEM 25. DIRECTORS AND OFFICERS OF THE DEPOSITOR

Unless otherwise indicated, the principal business address of each of the following Directors and Officers is:

          7 World Trade Center
          250 Greenwich Street
          New York, NY 10007

----------
*Denotes Board of Directors

    (1) 82 Hopmeadow Street, Second Floor, Simsbury, CT 06089
    (2) 2250 Point Blvd, Suite 245, Elgin, IL 60123
    (3) P.O. Box 1842, Wilson, WY 83014
    (4) 132 Turnpike Road, Suite 210, Southborough, MA 01772
    (5) 19 Par-La-Ville Road, Hamilton HM 11, Bermuda
    (6) One Forethought Center, Batesville, IN 47006

NAME                       POSITION OR OFFICE WITH DEPOSITOR
--------------------------------------------------------------------------------
Allan Levine*              Director
Nicholas H. von Moltke*    Director, President and Chief Executive Officer
Hanben Kim Lee*            Director and Executive Vice President
Gilles M. Dellaert*        Director, Executive Vice President and Chief
                           Investment Officer
Kathleen M. Redgate*       Director
Richard V. Spencer* (3)    Director
Michael Reardon* (4)       Director
Samuel  Ramos              Executive Vice President, General Counsel and
                           Secretary
Scott D. Silverman (5)     Senior Vice President and Assistant Secretary
John J. Fowler (4)         Senior Vice President, Chief Financial Officer and
                           Treasurer
Peter Cai                  Chief Risk Officer
Joel Volcy (4)             Senior Vice President and Chief Operating Officer
Brian Hendry               Senior Vice President
Jonathan Hecht             Senior Vice President
Robert E. Winawer (4)      Senior Vice President
Robert J. Egan (4)         Senior Vice President and Chief Actuary and Valuation
                           Actuary
Jane Grosso (4)            Senior Vice President and Controller
Deva Mishra                Senior Vice President
Phillip Sherrill           Senior Vice President
Kevin Leavey (4)           Vice President and Product Actuary
Justin MacNeil (4)         Senior Vice President
Jason Roach (4)            Senior Vice President
Margot K. Wallin (4)       Vice President, Chief Compliance Officer, SIU Officer,
                           and AML Officer
Elizabeth Gioia (1)        Vice President and 38a-1 Chief Compliance Officer
Sheila B. St. Hilaire (4)  Vice President, Assistant General Counsel and
                           Assistant Secretary
Virginia Johnson (4)       Vice President, Assistant General Counsel and
                           Assistant Secretary
Gary Silber                Senior Vice President, Assistant General Counsel and
                           Assistant Secretary
Kevin Kimmerling (6)       Vice President, Assistant General Counsel and
                           Assistant Secretary

Sarah Patterson (1)        Vice President, Assistant General Counsel and
                           Assistant Secretary
Michael J. O'Neill (2)     Vice President of Marketing-403(b)
Valerie F. Zablocki (4)    Vice President
Brian R. Salvi (4)         Vice President
Gregory Antonuccio (4)     Vice President
Andrew Byers (4)           Vice President
Jason Izzo (4)             Vice President

ITEM 26. PERSONS UNDER COMMON CONTROL WITH REGISTRANT

                     GLOBAL ATLANTIC FINANCIAL GROUP LIMITED

These entities are directly or indirectly controlled by or under common control with the Company.

[GLOBAL ATLANTIC FINANCIAL GROUP LIMITED]

                                          -----------------
                                          |  THE GOLDMAN  |          -------------
                                          |  SACHS GROUP, |          | 3RD PARTY |
                                          | INC.(Delaware)|          | INVESTORS |
                                          -----------------          -------------
                                                   |                       |
                                                   |                       |
                                                   ---22%--          --78%-
                                                           |         |
                                                           |         |
                                                    ---------------------------
                                                    |      GLOBAL ATLANTIC    |
                                                    | FINANCIAL GROUP LIMITED |
                                                    |        (Bermuda)        |
                                                    ---------------------------
                                                                 |
                                                                 |
                                                         --100%---
                                                         |
                                                         |
                                                    ------------
                                                    |  GLOBAL  |
                                                    | ATLANTIC |
                                                    | FINANCIAL|-----------------------
                                                    |   LIFE   |                      |
                                                    |  LIMITED |                      |
                                                    | (Bermuda)|                      |
                                                    ------------                      |
                                                          |                           |
                                                         100%                         |
                                                          |                           |
                                                           ------------               |
                                                           |  GLOBAL  |               |
                                                           | ATLANTIC |               |
                          ---------------------------------|  (FIN)   |--------      100%
                          |                                | COMPANY  |       |       |
                        100%                               |(Delaware)|       |       |
                          |                                ------------       |       |
                   ---------------                                |           |       |
                   | FORETHOUGHT |                               21%          |       |
                   |  FINANCIAL  |                                |           |       |
                   |   GROUP,    |                                |           |       |
                   |     INC.    |                                |           |       |
                   | (Delaware)  |                                |           |       |
                   ---------------                                |           |       |
                          |                                       |           |       |
                          |                                       |           |       |
     ---------------------------------------------------          |           |       |
     |                |              |                 |          |           |       |
    100%             100%           100%              100%        |           |   ----------------
     |                |              |                 |          |           |   | COMMONWEALTH |
--------------- --------------- ---------------- ---------------  |           |   |   RE MIDCO   |
| FORETHOUGHT | | FORETHOUGHT | |  FORETHOUGHT | | FORETHOUGHT |  |           |   |    LIMITED   |
|    CAPITAL  | | INVESTMENT  | | DISTRIBUTORS,| |  SERVICES,  |  |           |   |   (Bermuda)  |
|   FUNDING,  | |  ADVISORS,  | |     LLC      | |     LLC     |  |           |   ----------------
|     INC.    | |     LLC     | |  (Delaware)  | |  (Delaware) |  |           |       |
|  (Delaware) | |  (Indiana)  | |              | |             |  |           |      100%
--------------- --------------- ---------------  ---------------  |           |       |
                                                   |   |          |           |   ----------------
                                                   |  79%         |           |   | COMMONWEALTH |
                                                   |   |  -----------------   |   |    ANNUITY   |
                                                   |   |  | COMMONWEALTH  |   |   |   AND LIFE   |
                                                   |   |--|   ANNUITY &   |   |   |  REINSURANCE |
                                                   |      |     LIFE      |   |   |    COMPANY   |
     -----------------------------------------------      |   INSURANCE   |   |   |    LIMITED   |
     |           |                 |                      |    COMPANY    |   |   |   (Bermuda)  |
     |           |                 |                      |(Massachusetts)|   |   ----------------
     |           |                 |                      -----------------   |---------------------
     |           |                 |                                |                   |          |
     |           |     ------------^-------------------------------------------         |          |
     |           |     |           |        |               |                 |         |          |  -------------
    100%        5%    95%          5%      95%             100%              100%       |        100% |  EPOCH    |
     |           |     |           |        |               |                 |         |          |  |SECURITIES,|
------------ ---------------      ---------------   -----------------   ------------    |          ---|   INC.    |
| FORELIFE | | FORETHOUGHT |      | FORETHOUGHT |   |     FIRST      |  | ACCORDIA |    |          |  |(Delaware) |
|  AGENCY, | |    LIFE     |      |  NATIONAL   |   |   ALLMERICA    |  | LIFE AND |    |          |  -------------
|   INC.   | |  INSURANCE  |      |    LIFE     |   |   FINANCIAL    |  | ANNUITY  |    |          |
|(Indiana) | |   COMPANY   |      |  INSURANCE  |   | LIFE INSURANCE |  | COMPANY  |    |        100% ------------
------------ | (Indiana)   |      |   COMPANY   |   |    COMPANY     |  |  (Iowa)  |    |          |  |  GLOBAL  |
             ---------------      |   (Texas)   |   |(Massachusetts) |  ------------    |          ---| ATLANTIC |
                    |             ---------------   ------------------        |         |          |  |   RISK   |
                    |                    |                                    |         |          |  | ADVISORS,|
                   100%                  |                                    |         |          |  |   L.P.   |
                    |                   100%                                  |         |          |  |(Delaware)|
                    |                    |                                    |         |          |  ------------
        -------------------      ---------------                              |        10%         |  ------------
        | FLIC PROPERTIES,|      | FORETHOUGHT |                              |         |        100% | GA RISK  |
        |       LLC       |      |  HOLDINGS,  |                              |         |          |  | ADVISORS,|
        |    (Indiana)    |      |     LLC     |                              |         |          ---|   INC.   |
        -------------------      |  (Indiana)  |                              |         |          |  |(Delaware)|
                                 ---------------                              |         |          |  ------------
                                                                              |         |          |  ------------
                                                                              |         |        100% |  GLOBAL  |
          ---------------------------------------------------------------------         |          |  | ATLANTIC |
          |           |             |           |           |             |             |          ---|   RISK   |
         100%        100%          100%        100%        100%          90%            |          |  | SERVICES,|
          |           |             |           |           |             |             |          |  |    LLC   |
  -------------  ------------  ----------  -----------  ------------  ------------------------     |  |(Delaware)|
  |  TAPIOCA  |  |  GOTHAM  |  |  CAPE  |  |  CAPE   |  |  CAPE    |  |    GOTHAM ISSUER,    |     |  ------------
  | VIEW, LLC |  | RE, INC. |  | VERITY |  | VERITY  |  | VERITY   |  |         LLC          |     |  ------------
  |(Delaware) |  |(Vermont) |  | I,INC. |  | II,INC. |  | III,INC. |  |     (Delaware)       |   100% | GLOBAL   |
  -------------  ------------  | (Iowa) |  | (Iowa)  |  | (Iowa)   |  ------------------------     |  | ATLANTIC |
                               ----------  -----------  ------------                               ---| FINANCIAL|
                                                                                                      | COMPANY  |
                                                                                                      |(Delaware)|
                                                                                                      ------------









-----------------
|  THE GOLDMAN  |          -------------
|  SACHS GROUP, |          | 3RD PARTY |
| INC.(Delaware)|          | INVESTORS |
-----------------          -------------
         |                       |
         |                       |
         ---22%---         --78%--
                 |         |
                 |         |
---------------------------
|      GLOBAL ATLANTIC    |
| FINANCIAL GROUP LIMITED |
|        (Bermuda)        |
---------------------------
             |
             |
-----------------------------100%---------------
                                               |
                                               |
                                          --------------------------------
                                          |  ARIEL RE (HOLDINGS) LIMITED |
                                          |           (Bermuda)          |
                                          --------------------------------

------------------------------------------------------------------------------------------------------------------------------------
LEGAL ENTITY NAME          BUSINESS DESCRIPTION    PARENT 1                 OWNERSHIP INTEREST  PARENT 2          OWNERSHIP INTEREST
------------------------------------------------------------------------------------------------------------------------------------
Accordia Life and Annuity  Life insurance company  Commonwealth Annuity                   100%
Company                                            and Life Insurance
                                                   Company
------------------------------------------------------------------------------------------------------------------------------------
Ariel Re (Holdings)        Former holding company  Global Atlantic                        100%
Limited                    of divested P&C         Financial Group Limited
                           business
------------------------------------------------------------------------------------------------------------------------------------
Cape Verity I, Inc.        Captive reinsurer for   Accordia Life and                      100%
                           ALAC business           Annuity Company
------------------------------------------------------------------------------------------------------------------------------------
Cape Verity II, Inc.       Captive reinsurer for   Accordia Life and                      100%
                           ALAC business           Annuity Company
------------------------------------------------------------------------------------------------------------------------------------
Cape Verity III, Inc.      Captive reinsurer for   Accordia Life and                      100%
                           ALAC business           Annuity Company
------------------------------------------------------------------------------------------------------------------------------------
Commonwealth Annuity and   Life insurance company  Forethought Services,                   79%  Global Atlantic                  21%
Life Insurance Company                             LLC                                          (Fin) Co
------------------------------------------------------------------------------------------------------------------------------------
Commonwealth Annuity and   Reinsurance company     Commonwealth Re Midco                  100%
Life Reinsurance Company                           Limited
Limited
------------------------------------------------------------------------------------------------------------------------------------
Commonwealth Re Midco      Intermediate holding    Global Atlantic                        100%
Limited                    company for L&A         Financial Life Limited
                           business of GAFGL
------------------------------------------------------------------------------------------------------------------------------------
Epoch Securities, Inc.     Registered              Global Atlantic (Fin)                  100%
                           broker/dealer           Co
------------------------------------------------------------------------------------------------------------------------------------
First Allmerica Financial  Life insurance company  Commonwealth Annuity                   100%
Life Insurance Company                             and Life Insurance
                                                   Company
------------------------------------------------------------------------------------------------------------------------------------
FLIC Properties            Title holder of         Forethought Life                       100%
                           certain real estate     Insurance Company
                           properties on behalf
                           of FLIC
------------------------------------------------------------------------------------------------------------------------------------
ForeLife Agency, Inc.      Holder of Texas         Forethought Services,                  100%
                           preneed permit          LLC
                           enabling FLIC to sell
                           preneed life insurance
                           in Texas
------------------------------------------------------------------------------------------------------------------------------------
Forethought Capital        Insurance policy        Forethought Financial                  100%
Funding, Inc               assignment business     Group, Inc
                           (for deceased
                           policyholders only)
                           assignment business
------------------------------------------------------------------------------------------------------------------------------------
Forethought Distributors,  Securities              Forethought Financial                  100%
LLC                        Broker-dealer           Group, Inc
                           registered with SEC
                           and FINRA
------------------------------------------------------------------------------------------------------------------------------------
Forethought Financial      Forethought Group       Global Atlantic (Fin)                  100%
Group, Inc                 holding company;        Co
                           parent company of life
                           insurance holding
                           company system
------------------------------------------------------------------------------------------------------------------------------------
Forethought Holdings, LLC  Marketing Company for   Forethought National                   100%
                           affiliates' products    Life Insurance Company
                           and services
------------------------------------------------------------------------------------------------------------------------------------
Forethought Investment     Investment advisor      Forethought Financial                  100%
Advisors, Inc.             registered with SEC     Group, Inc
------------------------------------------------------------------------------------------------------------------------------------
Forethought Life           Issuer of life          Commonwealth Annuity                    95%  Forethought                       5%
Insurance Company          insurance and           and Life Insurance                           Services, LLC
                           annuities contracts     Company
------------------------------------------------------------------------------------------------------------------------------------
Forethought National Life  Issuer of life          Commonwealth Annuity                    95%  Forethought                       5%
Insurance Company          insurance and           and Life Insurance                           Services, LLC
                           reinsurer of annuity    Company
                           contracts
------------------------------------------------------------------------------------------------------------------------------------
Forethought Services, LLC  Intermediate holding    Forethought Financial                  100%
                           company of life         Group, Inc
                           insurance holding
                           company system;
                           paymaster for
                           employees of FFG
                           entities
------------------------------------------------------------------------------------------------------------------------------------
GA Risk Advisors, Inc.     General partner of      Global Atlantic (Fin)                  100%
                           Global Atlantic Risk    Co
                           Advisors, L.P.
------------------------------------------------------------------------------------------------------------------------------------
Global Atlantic (Fin)      Intermediate holding    Global Atlantic                        100%
Company                    company for L&A         Financial Life Limited
                           business of GAFGL
------------------------------------------------------------------------------------------------------------------------------------
Global Atlantic Financial  Service company and     Global Atlantic (Fin)                  100%
Company                    common employer for     Co
                           the L&A business of
                           GAFG
------------------------------------------------------------------------------------------------------------------------------------
Global Atlantic Financial  Ultimate parent and     The Goldman Sachs                       22%  Third-party                      78%
Group Limited              holding company         Group, Inc.                                  Investors
------------------------------------------------------------------------------------------------------------------------------------
Global Atlantic Financial  Parent and holding      Global Atlantic                        100%
Life Limited               company for L&A         Financial Group Limited
                           business of GAFGL
------------------------------------------------------------------------------------------------------------------------------------
Global Atlantic Risk       Reinsurance             Global Atlantic (Fin)                  100%
Advisors, L.P.             intermediary            Co
------------------------------------------------------------------------------------------------------------------------------------
Global Atlantic Risk       Insurance producer      Global Atlantic (Fin)                  100%
Services, LLC              and reinsurance         Co
                           intermediary
------------------------------------------------------------------------------------------------------------------------------------
Gotham Issuer, LLC         "Limited Liability      Accordia Life and                      100%
                           company with limited    Annuity Company
                           purpose of issuing
                           notes related to
                           Gotham Re, Inc.
------------------------------------------------------------------------------------------------------------------------------------
Gotham Re, Inc.            Vermont special         Accordia Life and                      100%
                           purpose financial       Annuity Company
                           insurance company
------------------------------------------------------------------------------------------------------------------------------------
Tapioca View, LLC          Limited liability       Accordia Life and                      100%
                           company with limited    Annuity Company
                           purpose of making note
                           payments and any
                           applicable early
                           termination fees
                           related to Cape Verity
                           I, LLC.

ITEM 27. NUMBER OF CONTRACT OWNERS

         As of February 28, 2015 , there were 1,347 Contract Owners of qualified Contracts and 131Contract Owners of non-qualified Contracts.

ITEM 28. INDEMNIFICATION

RULE 484 UNDERTAKING - Article VI of the Bylaws of Commonwealth Annuity and Life Insurance Company (the Depositor) states: The Corporation shall indemnify to the full extent permitted by applicable law any person made or threatened to be made a party to any action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that such person or such person's testator or intestate is or was a director, officer or employee of the Corporation or serves or served at the request of the Corporation any other enterprise as a director, officer or employee. Expenses, including attorneys' fees, incurred by any such person in defending any such action, suit or proceeding shall be paid or reimbursed by the Corporation promptly upon receipt by it of an undertaking of such person to repay such expenses if such person if finally adjudicated not to have acted in good faith in the reasonable belief that his or her action was in the best interest of the Corporation or other enterprise. The Corporation shall accept such undertaking without reference to the financial ability of such person to make repayment. Notwithstanding the foregoing, no indemnification shall be provided for any person with respect to any matter as to which such person shall have been finally adjudicated not to have acted in good faith in the reasonable belief that the action was in best interests of the Corporation or other enterprise. No matter disposed of by settlement, compromise, the entry of a consent decree or the entry of any plea in a criminal proceeding, shall of itself be deemed an adjudication of not having acted in good faith in the reasonable belief that the action was in the best interest of the Corporation. The rights provided to any person by this by-law shall be enforceable against the Corporation by such person who shall be presumed to have relied upon it in serving or continuing to serve as director, officer or employee as provided above. No amendment of this by-law shall impair the rights of any person arising at any time with respect to events occurring prior to such amendment.

ITEM 29. PRINCIPAL UNDERWRITERS

         (a) Epoch Securities, Inc. also acts as a principal underwriter for the following:

                - VEL Account, VEL II Account, VEL Account III, Separate Account SPL-D, Separate Account IMO, Select Account III, Inheiritage Account, Separate Accounts VA A, VA B, VA C, VA G, VA H, VA K, VA-P, Commonwealth Annuity Select Separate Account II, Group VEL Account, Separate Account KG, Separate Account KGC, Fulcrum Separate Account, Fulcrum Variable Life Separate Account, Separate Account FUVUL, Separate Account IMO, Commonwealth Annuity Select Separate Account, and Commonwealth Annuity Separate Account A of Commonwealth Annuity and Life Insurance Company

                - Inheiritage Account, VEL II Account, Separate Account I, Separate Account VA K, Separate Account VA-P, Allmerica Select Separate Account II, Group VEL Account, Separate Account KG, Separate Account KGC, Fulcrum Separate Account, and Allmerica Select Separate Account of First Allmerica Financial Life Insurance Company.

         (b)

Unless otherwise indicated, the principal business address of each of the following Directors and Officers is:

               7 World Trade Center
               250 Greenwich Street
               New York, NY 10007

----------
    (1) 132 Turnpike Road, Suite 210, Southborough, MA 01772
    (2) 19 Par-La-Ville Road, Hamilton HM 11, Bermuda
    (3) 4405 Cox Road, Suite 150, Glen Allen, VA 23060

NAME                          POSITION OR OFFICE WITH UNDERWRITER
-----------------------------------------------------------------------------------
Nicholas H. von Moltke        Director, President and Chief Executive Officer
Hanben K. Lee                 Director and Executive Vice President
Gilles M. Dellaert            Director
Kathleen M. Redgate           Director
Joel Volcy (1)                Chief Operating Officer
Margot  K. Wallin (1)         Chief Compliance Officer and Senior Vice President
Jeffrey Harpel (3)            Chief Financial Officer
Samuel Ramos*                 General Counsel and Secretary
Andrew Byers (1)              Vice President and Advertising Principal
Virginia H. Johnson (1)       Assistant Secretary
Gary Silber (1)               Assistant Secretary
Scott D. Silverman (2)        Assistant Secretary
Sheila B. St. Hilaire (1)     Assistant Secretary

         (c) As indicated in Part B (Statement of Additional Information), the following commissions and other compensation were received by Epoch Securities, Inc., directly or indirectly, from the Registrant during the Registrant's last fiscal year.

                         (2) NET UNDERWRITING
(1) NAME OF PRINCIPAL        DISCOUNTS AND       (3) COMPENSATION ON   (4) BROKERAGE    (5) OTHER
UNDERWRITER                   COMMISSIONS              REDEMPTION       COMMISSIONS    COMPENSATION
---------------------    --------------------    -------------------   --------------  -------------
Epoch Securities, Inc.           None                     None               N/A           N/A

As indicated in Part B (Statement of Additional Information) in response to Item 20(c), there were no commissions retained by Epoch Securities, Inc., the principal underwriter of the Contracts, for sales of variable contracts funded by the Registrant in 2014. No other commission or other compensation was received by Epoch Securities, Inc., directly or indirectly, from the Registrant during the Registrant's last fiscal year.

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS

    Each account, book or other document required to be maintained by Section 31(a) of the Investment Company Act of 1940 and Rules 31a 1 to 31a 3 thereunder are maintained for the Company by se2, Inc. at One Security Benefit Place, Topeka, Kansas.

ITEM 31.  MANAGEMENT SERVICES

    The Company provides daily unit value calculations and related services for the Company's separate accounts.

ITEM 32.  UNDERTAKINGS

    (a) The Registrant hereby undertakes to file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.

    (b) The Registrant hereby undertakes to include as part of the application to purchase a Contract a space that the applicant can check to request a Statement of Additional Information.

    (c) The Registrant hereby undertakes to deliver a Statement of Additional Information and any financial statements promptly upon written or oral request, according to the requirements of Form N-4.

    (d) Insofar as indemnification for liability arising under the 1933 Act may be permitted to Directors, Officers and Controlling Persons of Registrant under any registration statement, underwriting agreement or otherwise, Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a Director, Officer or Controlling Person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such Director, Officer or Controlling Person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

    (e) Commonwealth Annuity and Life Insurance Company hereby represents that the aggregate fees and charges deducted under the Contracts are reasonable in relation to the services rendered, expenses expected to be incurred, and risks assumed by the Company.

ITEM 33. REPRESENTATIONS CONCERNING WITHDRAWAL RESTRICTIONS ON SECTION 403(B) PLANS AND UNDER THE TEXAS OPTIONAL RETIREMENT PROGRAM

          Registrant, a separate account of Commonwealth Annuity and Life Insurance Company ("Company"), states that it is (a) relying on Rule 6c-7 under the 1940 Act with respect to withdrawal restrictions under the Texas Optional Retirement Program ("Program") and (b) relying on the "no-action" letter (Ref. No. IP-6-88) issued on November 28, 1988 to the American Council of Life Insurance, in applying the withdrawal restrictions of Internal Revenue Code Section 403(b)(11). Registrant has taken the following steps in reliance on the letter:

          1. Appropriate disclosures regarding the redemption withdrawal restrictions imposed by the Program and by Section 403(b)(11) have been included in the prospectus of each registration statement used in connection with the offer of the Company's variable contracts.

          2. Appropriate disclosures regarding the redemption withdrawal restrictions imposed by the Program and by Section 403(b)(11) have been included in sales literature used in connection with the offer of the Company's variable contracts.

          3. Sales Representatives who solicit participants to purchase the variable contracts have been instructed to specifically bring the redemption withdrawal restrictions imposed by the Program and by
               Section 403(b)(11) to the attention of potential participants.

          4. A signed statement acknowledging the participant's understanding of (i) the restrictions on redemption withdrawal imposed by the Program and by Section 403(b)(11) and (ii) the investment alternatives available under the employer's arrangement will be obtained from each participant who purchases a variable annuity contract prior to or at the time of purchase.

Registrant hereby represents that it will not act to deny or limit a transfer request except to the extent that a Service-Ruling or written opinion of counsel, specifically addressing the fact pattern involved and taking into account the terms of the applicable employer plan, determines that denial or limitation is necessary for the variable annuity contracts to meet the requirements of the Program or of Section 403(b). Any transfer request not so denied or limited will be effected as expeditiously as possible.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940 the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Southborough, and Commonwealth of Massachusetts, on the 20th day of April, 2015.

                     COMMONWEALTH ANNUITY SEPARATE ACCOUNT A
               OF COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
                           By: /s/ Sarah M. Patterson
                               ----------------------
         Sarah M. Patterson, Vice President, Assistant General Counsel,
                             and Assistant Secretary

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, this Post-Effective Amendment to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

SIGNATURES                    TITLE                                                 DATE
----------                    -----                                                 ----
/s/ John J. Fowler            Senior Vice President, Chief Financial Officer and    April 20, 2015
-------------------------     Treasurer
John J. Fowler

Allan S. Levine*              Chairman of the Board
-------------------------

Kathleen M. Redgate*          Director
-------------------------

Nicholas H. von Moltke*       Director, President and Chief Executive Officer
-------------------------

Richard V. Spencer*
-------------------------     Director

Hanben K. Lee*                Director and Executive Vice President
-------------------------

Gilles M. Dellaert*           Director, Executive Vice President and Chief
-------------------------     Investment Officer

Michael A. Reardon*           Director
-------------------------

/s/ Jane S. Grosso            Senior Vice President and Controller (Chief
-------------------------     Accounting Officer)
Jane S. Grosso

*Sarah M. Patterson , by signing his name hereto, does hereby sign this document on behalf of each of the above-named Directors and Officers of the Registrant pursuant to the Powers of Attorney dated April 7, 2015 duly executed by such persons.

/s/ Sarah M. Patterson
----------------------------------------
Sarah M. Patterson, Attorney-in-Fact

(333-141019) Preferred Plus

                                  EXHIBIT TABLE

Exhibit 8 (c)   Directors' Powers of Attorney

Exhibit 10      Consent of Independent Registered Public Accounting Firm